UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JANUARY 31, 2017


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2017



[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        18

    Financial Statements                                                     19

    Notes to Financial Statements                                            22

EXPENSE EXAMPLE                                                              38

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202720-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA AGGRESSIVE GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities of large capitalization companies that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP       Winslow Capital Management, LLC

    PAUL E. MARRKAND, CFA                   CLARK J. WINSLOW*
                                            JUSTIN H. KELLY, CFA
                                            PATRICK M. BURTON, CFA

------------------------------------------------------------------------------

o   HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

    As the reporting period began, uncertainty surrounding Federal Reserve (the
    Fed) interest rate increases and the U.S. presidential election drove volatility in U.S. stocks through August and September 2016. Chair Janet Yellen's aggressive speech during the Fed's August 2016 meeting stirred investor expectations for further interest rate increases. However, the Fed's more reserved statement in September 2016 appeared to appease investors, and spurred a brief rally through the second half of the month. As the presidential election loomed, stock prices decreased through October 2016 despite strong growth figures and an above-average number of positive earnings news. Global equities rebounded following the unexpected U.S. presidential election results in November 2016. Equities surged over the month as investors placed faith in Trump's proposals of fiscal stimulus and deregulation. Emerging market equities, meanwhile, were hindered by the new president's protectionist tone. Optimism surrounding Trump's proposals bolstered the S&P 500(R) to a new record high in December 2016. With that backdrop, the Fed announced an interest rate increase during the month of December 2016, and indicated the possibility of pursuing three interest rate increases during 2017. In January 2017, U.S. and global equities rallied for the third consecutive month. The Dow Jones Industrial Average managed to top 20,000 for the first time as hopes

    *Effective December 31, 2016, Clark J. Winslow is no longer co-managing the Fund.

================================================================================

2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    surrounding the new president's tax reform, deregulation, and infrastructure plans outweighed investor fears concerning further Fed tightening and potential changes in tariff and trade policies.

o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2017, the Fund Shares and Institutional Shares had total returns of 2.90% and 2.97%, respectively. This compares to returns of 4.28% for the Russell 1000(R) Growth Index (the Index) and 3.63% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID THE WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund underperformed its benchmark, the Index, during the reporting period. Stock selection was the primary detractor from relative performance, driven by weak selection within the information technology, health care, and consumer staples sectors. Sector allocation contributed to relative performance, as an overweight to information technology and underweights to real estate and consumer staples partially offset weak stock selection. Top

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    individual detractors during the reporting period included Bristol-Myers Squibb Co. (health care) and QUALCOMM, Inc., (information technology), as well as not holding benchmark constituent NVIDIA (information technology). Top individual contributors to relative performance included non-benchmark positions in Rio Tinto plc ADR (materials), CheckPoint Software Technologies Ltd. (information technology), and Bank of America Corp.

o HOW DID WINSLOW CAPITAL'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

` Winslow Capital's portion of the Fund underperformed the benchmark. While the portfolio's positioning was generally positive, an underweight position within consumer staples, stock selection detracted from relative performance. The two most challenged sectors in terms of relative performance were industrials and health care. Within industrials, Nielsen Holdings plc* (Nielsen) and Kansas City Southern* were poor performers, with Nielsen reporting weaker earnings and Kansas City Southern challenged by protectionist rhetoric as approximately 50% of its rail volume goes to Mexico. Within the health care sector, Centene Corp.*, underperformed, as the company faced reduced earnings expectations post-election in light of the fact that its Medicaid businesses may weaken. Also within the health care sector, holdings in Zimmer Biomet Holdings, Inc.*, underperformed as the company achieved fewer merger synergies than expected.

    Thank you for allowing us to help with your investment needs.

    *Nielsen Holdings plc, Kansas City Southern, Centene Corp., and Zimmer Biomet Holdings, Inc., were sold out of the Fund prior to January 31, 2017.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAUX)

--------------------------------------------------------------------------------
                                              1/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                  $1.2 Billion         $1.2 Billion
Net Asset Value Per Share                     $38.36               $40.02

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
     7/31/16-1/31/17*          1 YEAR            5 YEARS             10 YEARS
           2.90%               12.55%            11.69%                5.84%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
     1 YEAR                       5 YEARS                            10 YEARS
     0.72%                        12.34%                               5.87%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                    0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                 LIPPER LARGE-CAP
                                 RUSSELL 1000                      GROWTH FUNDS                   USAA AGGRESSIVE
                                 GROWTH INDEX                          INDEX                     GROWTH FUND SHARES
 1/31/2007                        $10,000.00                        $10,000.00                       $10,000.00
 2/28/2007                          9,812.08                          9,774.27                         9,644.00
 3/31/2007                          9,865.26                          9,847.83                         9,609.00
 4/30/2007                         10,329.76                         10,247.63                         9,887.00
 5/31/2007                         10,701.27                         10,594.66                        10,269.00
 6/30/2007                         10,541.63                         10,494.74                        10,168.00
 7/31/2007                         10,378.20                         10,361.57                        10,049.00
 8/31/2007                         10,543.58                         10,532.32                        10,258.00
 9/30/2007                         10,985.25                         11,174.80                        10,975.00
10/31/2007                         11,359.12                         11,674.17                        11,627.00
11/30/2007                         10,940.69                         11,198.22                        11,036.00
12/31/2007                         10,901.12                         11,208.00                        10,976.00
 1/31/2008                         10,051.09                         10,248.92                        10,039.00
 2/29/2008                          9,851.46                         10,035.41                         9,688.00
 3/31/2008                          9,791.48                          9,950.02                         9,491.00
 4/30/2008                         10,305.54                         10,563.17                        10,091.00
 5/31/2008                         10,683.27                         10,851.58                        10,254.00
 6/30/2008                          9,913.84                         10,053.23                         9,491.00
 7/31/2008                          9,725.36                          9,854.87                         9,395.00
 8/31/2008                          9,830.07                          9,881.17                         9,314.00
 9/30/2008                          8,691.70                          8,614.61                         8,292.00
10/31/2008                          7,161.45                          7,110.09                         7,065.00
11/30/2008                          6,591.90                          6,396.84                         6,316.00
12/31/2008                          6,711.04                          6,568.67                         6,422.00
 1/31/2009                          6,388.21                          6,229.11                         5,910.00
 2/28/2009                          5,907.63                          5,822.80                         5,516.00
 3/31/2009                          6,434.57                          6,323.19                         5,887.00
 4/30/2009                          7,052.33                          6,993.15                         6,474.00
 5/31/2009                          7,401.92                          7,376.00                         6,919.00
 6/30/2009                          7,484.73                          7,378.90                         6,758.00
 7/31/2009                          8,016.34                          7,934.92                         7,258.00
 8/31/2009                          8,182.60                          8,091.46                         7,462.00
 9/30/2009                          8,530.65                          8,480.04                         7,787.00
10/31/2009                          8,415.10                          8,312.26                         7,646.00
11/30/2009                          8,932.06                          8,813.64                         8,213.00
12/31/2009                          9,208.14                          9,097.55                         8,258.00
 1/31/2010                          8,806.33                          8,620.92                         7,897.00
 2/28/2010                          9,108.97                          8,926.74                         8,123.00
 3/31/2010                          9,635.86                          9,487.43                         8,696.00
 4/30/2010                          9,743.53                          9,585.01                         8,825.00
 5/31/2010                          8,999.69                          8,815.01                         8,185.00
 6/30/2010                          8,504.12                          8,307.68                         7,627.00
 7/31/2010                          9,110.74                          8,871.16                         8,091.00
 8/31/2010                          8,685.36                          8,435.66                         7,674.00
 9/30/2010                          9,609.92                          9,339.90                         8,605.00
10/31/2010                         10,068.89                          9,830.40                         9,013.00
11/30/2010                         10,185.82                          9,928.77                         9,121.00
12/31/2010                         10,746.87                         10,473.57                         9,688.00
 1/31/2011                         11,020.37                         10,680.23                         9,905.00
 2/28/2011                         11,381.03                         10,969.22                        10,228.00
 3/31/2011                         11,394.93                         10,974.74                        10,296.00
 4/30/2011                         11,776.53                         11,307.52                        10,625.00
 5/31/2011                         11,648.32                         11,169.90                        10,449.00
 6/30/2011                         11,481.26                         11,022.03                        10,290.00
 7/31/2011                         11,366.18                         10,963.06                        10,152.00
 8/31/2011                         10,766.33                         10,225.97                         9,456.00
 9/30/2011                          9,973.02                          9,333.57                         8,634.00
10/31/2011                         11,067.45                         10,453.80                         9,761.00
11/30/2011                         11,066.39                         10,325.15                         9,626.00
12/31/2011                         11,030.80                         10,169.37                         9,447.00
 1/31/2012                         11,689.25                         10,866.44                        10,149.00
 2/29/2012                         12,248.28                         11,506.42                        10,672.00
 3/31/2012                         12,651.15                         11,913.01                        11,080.00
 4/30/2012                         12,631.61                         11,825.44                        10,927.00
 5/31/2012                         11,821.34                         10,918.78                        10,017.00
 6/30/2012                         12,142.33                         11,160.62                        10,290.00
 7/31/2012                         12,305.09                         11,177.88                        10,305.00
 8/31/2012                         12,636.15                         11,597.68                        10,672.00
 9/30/2012                         12,883.96                         11,882.45                        10,889.00
10/31/2012                         12,507.92                         11,469.35                        10,405.00
11/30/2012                         12,717.37                         11,724.54                        10,663.00
12/31/2012                         12,713.86                         11,788.13                        10,640.00
 1/31/2013                         13,258.77                         12,296.95                        11,121.00
 2/28/2013                         13,423.75                         12,362.65                        11,196.00
 3/31/2013                         13,927.32                         12,751.38                        11,586.00
 4/30/2013                         14,222.95                         12,916.66                        11,726.00
 5/31/2013                         14,487.18                         13,257.06                        12,090.00
 6/30/2013                         14,214.56                         12,988.45                        11,879.00
 7/31/2013                         14,968.24                         13,800.54                        12,504.00
 8/31/2013                         14,711.70                         13,634.65                        12,273.00
 9/30/2013                         15,367.31                         14,414.18                        12,930.00
10/31/2013                         16,047.09                         15,018.71                        13,466.00
11/30/2013                         16,499.76                         15,467.60                        13,889.00
12/31/2013                         16,971.08                         15,962.36                        14,303.00
 1/31/2014                         16,487.26                         15,581.32                        13,967.00
 2/28/2014                         17,335.90                         16,475.00                        14,695.00
 3/31/2014                         17,161.07                         15,944.59                        14,256.00
 4/30/2014                         17,161.77                         15,667.33                        13,945.00
 5/31/2014                         17,696.61                         16,236.16                        14,499.00
 6/30/2014                         18,041.49                         16,633.85                        14,788.00
 7/31/2014                         17,765.32                         16,461.55                        14,606.00
 8/31/2014                         18,579.29                         17,144.72                        15,235.00
 9/30/2014                         18,309.77                         16,845.73                        15,053.00
10/31/2014                         18,792.26                         17,338.21                        15,506.00
11/30/2014                         19,387.76                         17,774.94                        16,024.00
12/31/2014                         19,185.78                         17,612.38                        15,835.00
 1/31/2015                         18,891.98                         17,325.73                        15,526.00
 2/28/2015                         20,151.24                         18,418.42                        16,537.00
 3/31/2015                         19,922.06                         18,218.96                        16,248.00
 4/30/2015                         20,021.83                         18,214.87                        16,200.00
 5/31/2015                         20,303.66                         18,564.10                        16,577.00
 6/30/2015                         19,945.97                         18,390.53                        16,389.00
 7/31/2015                         20,622.36                         19,043.57                        17,083.00
 8/31/2015                         19,369.99                         17,791.75                        16,011.00
 9/30/2015                         18,890.82                         17,185.56                        15,526.00
10/31/2015                         20,517.43                         18,683.65                        16,915.00
11/30/2015                         20,575.02                         18,785.58                        16,963.00
12/31/2015                         20,273.08                         18,600.74                        16,785.00
 1/31/2016                         19,141.29                         17,121.40                        15,675.00
 2/29/2016                         19,133.12                         16,849.15                        15,397.00
 3/31/2016                         20,423.48                         17,811.48                        16,266.00
 4/30/2016                         20,236.99                         17,795.96                        16,142.00
 5/31/2016                         20,629.97                         18,229.59                        16,450.00
 6/30/2016                         20,548.95                         17,870.00                        16,378.00
 7/31/2016                         21,518.90                         18,894.63                        17,144.00
 8/31/2016                         21,411.99                         18,873.79                        17,054.00
 9/30/2016                         21,490.31                         19,069.81                        17,166.00
10/31/2016                         20,985.66                         18,631.99                        16,746.00
11/30/2016                         21,442.27                         18,695.59                        16,827.00
12/31/2016                         21,707.70                         18,701.39                        16,906.00
 1/31/2017                         22,439.22                         19,581.13                        17,642.00

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)

--------------------------------------------------------------------------------
                                              1/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $89.3 Million        $136.4 Million
Net Asset Value Per Share                     $38.73                $40.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
   7/31/16-1/31/17*        1 YEAR       5 YEARS       SINCE INCEPTION 8/01/08
          2.97%            12.68%       11.97%                 8.16%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
   0.81%                    12.62%                             7.69%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                       0.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                        LIPPER LARGE-CAP              USAA AGGRESSIVE
                             RUSSELL 1000                 GROWTH FUNDS          GROWTH FUND INSTITUTIONAL
                             GROWTH INDEX                     INDEX                       SHARES
 7/31/2008                   $10,000.00                    $10,000.00                   $10,000.00
 8/31/2008                    10,107.67                     10,026.70                    10,012.48
 9/30/2008                     8,937.16                      8,741.47                     8,914.54
10/31/2008                     7,363.69                      7,214.80                     7,595.13
11/30/2008                     6,778.06                      6,491.05                     6,790.39
12/31/2008                     6,900.56                      6,665.41                     6,909.17
 1/31/2009                     6,568.61                      6,320.85                     6,357.57
 2/28/2009                     6,074.46                      5,908.55                     5,938.36
 3/31/2009                     6,616.28                      6,416.31                     6,341.81
 4/30/2009                     7,251.49                      7,096.14                     6,978.52
 5/31/2009                     7,610.95                      7,484.63                     7,460.77
 6/30/2009                     7,696.10                      7,487.57                     7,290.56
 7/31/2009                     8,242.73                      8,051.78                     7,832.71
 8/31/2009                     8,413.67                      8,210.62                     8,056.50
 9/30/2009                     8,771.55                      8,604.93                     8,409.52
10/31/2009                     8,652.74                      8,434.68                     8,261.38
11/30/2009                     9,184.30                      8,943.43                     8,879.17
12/31/2009                     9,468.18                      9,231.53                     8,926.20
 1/31/2010                     9,055.02                      8,747.88                     8,538.24
 2/28/2010                     9,366.21                      9,058.20                     8,789.46
 3/31/2010                     9,907.98                      9,627.15                     9,412.73
 4/30/2010                    10,018.69                      9,726.17                     9,552.65
 5/31/2010                     9,253.85                      8,944.83                     8,865.78
 6/30/2010                     8,744.28                      8,430.03                     8,264.76
 7/31/2010                     9,368.02                      9,001.80                     8,770.38
 8/31/2010                     8,930.64                      8,559.89                     8,318.82
 9/30/2010                     9,881.30                      9,477.45                     9,330.05
10/31/2010                    10,353.23                      9,975.17                     9,778.43
11/30/2010                    10,473.47                     10,075.00                     9,899.27
12/31/2010                    11,050.36                     10,627.81                    10,517.15
 1/31/2011                    11,331.58                     10,837.52                    10,759.87
 2/28/2011                    11,702.43                     11,130.76                    11,114.38
 3/31/2011                    11,716.72                     11,136.36                    11,191.03
 4/30/2011                    12,109.10                     11,474.04                    11,548.74
 5/31/2011                    11,977.27                     11,334.40                    11,363.50
 6/30/2011                    11,805.49                     11,184.36                    11,194.23
 7/31/2011                    11,687.16                     11,124.51                    11,050.51
 8/31/2011                    11,070.37                     10,376.57                    10,296.77
 9/30/2011                    10,254.66                      9,471.02                     9,405.71
10/31/2011                    11,380.00                     10,607.76                    10,635.32
11/30/2011                    11,378.90                     10,477.21                    10,491.60
12/31/2011                    11,342.31                     10,319.13                    10,299.97
 1/31/2012                    12,019.35                     11,026.47                    11,066.48
 2/29/2012                    12,594.18                     11,675.87                    11,641.36
 3/31/2012                    13,008.42                     12,088.46                    12,091.68
 4/30/2012                    12,988.33                     11,999.59                    11,928.80
 5/31/2012                    12,155.17                     11,079.58                    10,938.73
 6/30/2012                    12,485.22                     11,324.98                    11,238.94
 7/31/2012                    12,652.59                     11,342.50                    11,261.30
 8/31/2012                    12,993.00                     11,768.48                    11,666.91
 9/30/2012                    13,247.80                     12,057.45                    11,909.64
10/31/2012                    12,861.15                     11,638.26                    11,382.66
11/30/2012                    13,076.51                     11,897.21                    11,670.10
12/31/2012                    13,072.90                     11,961.73                    11,647.13
 1/31/2013                    13,633.19                     12,478.05                    12,179.13
 2/28/2013                    13,802.84                     12,544.72                    12,264.25
 3/31/2013                    14,320.63                     12,939.17                    12,696.94
 4/30/2013                    14,624.61                     13,106.89                    12,852.99
 5/31/2013                    14,896.29                     13,452.29                    13,257.30
 6/30/2013                    14,615.98                     13,179.73                    13,026.77
 7/31/2013                    15,390.94                     14,003.79                    13,714.82
 8/31/2013                    15,127.16                     13,835.45                    13,466.56
 9/30/2013                    15,801.28                     14,626.46                    14,190.07
10/31/2013                    16,500.26                     15,239.89                    14,782.36
11/30/2013                    16,965.72                     15,695.40                    15,246.97
12/31/2013                    17,450.34                     16,197.44                    15,704.57
 1/31/2014                    16,952.86                     15,810.78                    15,334.46
 2/28/2014                    17,825.47                     16,717.63                    16,137.02
 3/31/2014                    17,645.70                     16,179.41                    15,657.82
 4/30/2014                    17,646.42                     15,898.07                    15,318.88
 5/31/2014                    18,196.36                     16,475.27                    15,930.54
 6/30/2014                    18,550.98                     16,878.82                    16,253.90
 7/31/2014                    18,267.01                     16,703.98                    16,059.10
 8/31/2014                    19,103.97                     17,397.21                    16,756.48
 9/30/2014                    18,826.84                     17,093.82                    16,553.89
10/31/2014                    19,322.96                     17,593.56                    17,060.36
11/30/2014                    19,935.27                     18,036.71                    17,633.07
12/31/2014                    19,727.58                     17,871.76                    17,427.74
 1/31/2015                    19,425.49                     17,580.88                    17,085.66
 2/28/2015                    20,720.31                     18,689.66                    18,203.96
 3/31/2015                    20,484.66                     18,487.27                    17,892.60
 4/30/2015                    20,587.24                     18,483.12                    17,839.97
 5/31/2015                    20,877.03                     18,837.50                    18,260.97
 6/30/2015                    20,509.25                     18,661.37                    18,050.47
 7/31/2015                    21,204.73                     19,324.03                    18,822.30
 8/31/2015                    19,917.00                     18,053.77                    17,647.00
 9/30/2015                    19,424.29                     17,438.65                    17,111.97
10/31/2015                    21,096.84                     18,958.81                    18,646.88
11/30/2015                    21,156.05                     19,062.23                    18,703.89
12/31/2015                    20,845.59                     18,874.68                    18,510.81
 1/31/2016                    19,681.84                     17,373.55                    17,288.31
 2/29/2016                    19,673.44                     17,097.29                    16,979.00
 3/31/2016                    21,000.24                     18,073.79                    17,944.00
 4/30/2016                    20,808.48                     18,058.04                    17,808.00
 5/31/2016                    21,212.56                     18,498.06                    18,145.00
 6/30/2016                    21,129.25                     18,133.17                    18,071.00
 7/31/2016                    22,126.59                     19,172.89                    18,918.00
 8/31/2016                    22,016.66                     19,151.74                    18,820.00
 9/30/2016                    22,097.20                     19,350.65                    18,946.00
10/31/2016                    21,578.29                     18,906.38                    18,483.00
11/30/2016                    22,047.80                     18,970.93                    18,572.00
12/31/2016                    22,320.73                     18,976.81                    18,660.00
 1/31/2017                    23,072.91                     19,869.50                    19,480.00

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Apple, Inc. ............................................................... 4.8%
Microsoft Corp. ........................................................... 4.2%
Alphabet, Inc. "C" ........................................................ 4.1%
Amazon.com, Inc. .......................................................... 3.3%
Facebook, Inc. "A" ........................................................ 3.1%
Visa, Inc. "A" ............................................................ 3.0%
Comcast Corp. "A" ......................................................... 1.9%
Home Depot, Inc. .......................................................... 1.9%
MasterCard, Inc. "A" ...................................................... 1.8%
Priceline Group, Inc. ..................................................... 1.7%

                         o SECTOR ALLOCATION - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     44.5%
CONSUMER DISCRETIONARY                                                     17.5%
HEALTH CARE                                                                14.7%
INDUSTRIALS                                                                 8.9%
FINANCIALS                                                                  5.2%
ENERGY                                                                      3.6%
CONSUMER STAPLES                                                            2.6%
MATERIALS                                                                   2.2%
REAL ESTATE                                                                 0.8%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-17.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (100.0%)

              COMMON STOCKS (100.0%)

              CONSUMER DISCRETIONARY (17.5%)
              ------------------------------
              ADVERTISING (0.4%)
     56,607   Omnicom Group, Inc.                                                                       $    4,848
                                                                                                        ----------
              APPAREL RETAIL (0.5%)
     34,042   Ross Stores, Inc.                                                                              2,250
     52,896   TJX Companies, Inc.                                                                            3,963
                                                                                                        ----------
                                                                                                             6,213
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
     74,250   Lululemon Athletica, Inc.*                                                                     5,013
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.6%)
     31,204   O'Reilly Automotive, Inc.*                                                                     8,184
                                                                                                        ----------
              BROADCASTING (0.8%)
    123,953   Discovery Communications, Inc. "A"*                                                            3,514
     79,968   Scripps Networks Interactive "A"                                                               6,090
                                                                                                        ----------
                                                                                                             9,604
                                                                                                        ----------
              CABLE & SATELLITE (2.1%)
     10,111   Charter Communications, Inc. "A"*                                                              3,275
    322,454   Comcast Corp. "A"                                                                             24,320
                                                                                                        ----------
                                                                                                            27,595
                                                                                                        ----------
              CASINOS & GAMING (0.4%)
    102,571   Las Vegas Sands Corp.                                                                          5,393
                                                                                                        ----------
              FOOTWEAR (1.2%)
    281,700   NIKE, Inc. "B"                                                                                14,902
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.9%)
     38,771   Dollar General Corp.                                                                           2,862
    104,500   Dollar Tree, Inc.*                                                                             8,066
                                                                                                        ----------
                                                                                                            10,928
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (1.9%)
    173,856   Home Depot, Inc.                                                                              23,919
                                                                                                        ----------

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
     30,100   Hilton Worldwide Holdings, Inc.                                                           $    1,733
     26,820   Wyndham Worldwide Corp.                                                                        2,121
                                                                                                        ----------
                                                                                                             3,854
                                                                                                        ----------
              INTERNET RETAIL (6.6%)
     51,086   Amazon.com, Inc.*                                                                             42,068
    135,500   Ctrip.com International Ltd. ADR*                                                              5,855
     47,690   Expedia, Inc.                                                                                  5,799
     70,461   Netflix, Inc.*                                                                                 9,914
     13,631   Priceline Group, Inc.*                                                                        21,471
                                                                                                        ----------
                                                                                                            85,107
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.7%)
     57,684   Viacom, Inc. "B"                                                                               2,431
     64,300   Walt Disney Co.                                                                                7,115
                                                                                                        ----------
                                                                                                             9,546
                                                                                                        ----------
              RESTAURANTS (0.7%)
    170,350   Starbucks Corp.                                                                                9,407
                                                                                                        ----------
              Total Consumer Discretionary                                                                 224,513
                                                                                                        ----------
              CONSUMER STAPLES (2.6%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.3%)
     50,337   Colgate-Palmolive Co.                                                                          3,251
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.7%)
     54,350   Costco Wholesale Corp.                                                                         8,911
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.5%)
    100,265   BRF-Brasil Foods S.A. ADR                                                                      1,416
     30,405   Hershey Co.                                                                                    3,207
     48,618   Mondelez International, Inc. "A"                                                               2,153
                                                                                                        ----------
                                                                                                             6,776
                                                                                                        ----------
              SOFT DRINKS (1.1%)
    141,485   PepsiCo, Inc.                                                                                 14,683
                                                                                                        ----------
              Total Consumer Staples                                                                        33,621
                                                                                                        ----------
              ENERGY (3.6%)
              -------------
              INTEGRATED OIL & GAS (1.1%)
    194,707   BP plc ADR                                                                                     7,005
     61,721   Chevron Corp.                                                                                  6,873
                                                                                                        ----------
                                                                                                            13,878
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
    117,542   Baker Hughes, Inc.                                                                        $    7,414
     91,578   Schlumberger Ltd.                                                                              7,666
                                                                                                        ----------
                                                                                                            15,080
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.4%)
     51,800   Diamondback Energy, Inc.*                                                                      5,448
     69,456   Pioneer Natural Resources Co.                                                                 12,518
                                                                                                        ----------
                                                                                                            17,966
                                                                                                        ----------
              Total Energy                                                                                  46,924
                                                                                                        ----------
              FINANCIALS (5.2%)
              -----------------
              CONSUMER FINANCE (0.3%)
     56,220   American Express Co.                                                                           4,294
                                                                                                        ----------
              DIVERSIFIED BANKS (2.5%)
    329,472   Bank of America Corp.                                                                          7,459
     76,213   Citigroup, Inc.                                                                                4,255
    157,460   JPMorgan Chase & Co.                                                                          13,326
    127,200   Wells Fargo & Co.                                                                              7,165
                                                                                                        ----------
                                                                                                            32,205
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (1.8%)
     13,553   FactSet Research Systems, Inc.                                                                 2,345
    245,622   Intercontinental Exchange, Inc.                                                               14,335
     55,600   Moody's Corp.                                                                                  5,764
                                                                                                        ----------
                                                                                                            22,444
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.6%)
    113,392   American International Group, Inc.                                                             7,287
                                                                                                        ----------
              Total Financials                                                                              66,230
                                                                                                        ----------
              HEALTH CARE (14.7%)
              -------------------
              BIOTECHNOLOGY (4.0%)
     53,800   Alexion Pharmaceuticals, Inc.*                                                                 7,030
     87,030   Amgen, Inc.                                                                                   13,636
    134,254   Celgene Corp.*                                                                                15,594
    118,691   Gilead Sciences, Inc.                                                                          8,599
     19,820   Regeneron Pharmaceuticals, Inc.*                                                               7,121
                                                                                                        ----------
                                                                                                            51,980
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.4%)
     62,398   Cardinal Health, Inc.                                                                          4,677
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (3.6%)
     25,482   Becton, Dickinson & Co.                                                                        4,518
    312,200   Boston Scientific Corp.*                                                                       7,511

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     11,415   C.R. Bard, Inc.                                                                           $    2,709
    145,803   Danaher Corp.                                                                                 12,236
     66,895   Edwards Lifesciences Corp.*                                                                    6,438
     10,525   Intuitive Surgical, Inc.*                                                                      7,290
     44,133   Medtronic plc                                                                                  3,355
     29,101   Varian Medical Systems, Inc.*                                                                  2,260
                                                                                                        ----------
                                                                                                            46,317
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.3%)
     48,965   HCA Holdings, Inc.*                                                                            3,931
                                                                                                        ----------
              HEALTH CARE TECHNOLOGY (0.0%)
     11,640   Varex Imaging Corp.*                                                                             335
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.8%)
     40,928   ICON plc*                                                                                      3,441
     44,900   Thermo Fisher Scientific, Inc.                                                                 6,842
                                                                                                        ----------
                                                                                                            10,283
                                                                                                        ----------
              MANAGED HEALTH CARE (2.2%)
     63,336   Aetna, Inc.                                                                                    7,512
     22,125   Anthem, Inc.                                                                                   3,411
    102,950   UnitedHealth Group, Inc.                                                                      16,688
                                                                                                        ----------
                                                                                                            27,611
                                                                                                        ----------
              PHARMACEUTICALS (3.4%)
     23,135   Allergan plc*                                                                                  5,064
    187,049   Bristol-Myers Squibb Co.                                                                       9,195
     54,700   Eli Lilly & Co.                                                                                4,214
     60,894   Johnson & Johnson                                                                              6,896
     86,954   Merck & Co., Inc.                                                                              5,390
    231,900   Zoetis, Inc.                                                                                  12,741
                                                                                                        ----------
                                                                                                            43,500
                                                                                                        ----------
              Total Health Care                                                                            188,634
                                                                                                        ----------
              INDUSTRIALS (8.9%)
              ------------------
              AEROSPACE & DEFENSE (1.5%)
     38,000   General Dynamics Corp.                                                                         6,881
      7,700   Northrop Grumman Corp.                                                                         1,764
     70,400   Raytheon Co.                                                                                  10,149
                                                                                                        ----------
                                                                                                            18,794
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.4%)
     73,493   C.H. Robinson Worldwide, Inc.                                                                  5,590
                                                                                                        ----------
              AIRLINES (0.6%)
    148,500   Southwest Airlines Co.                                                                         7,768
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (1.0%)
     62,313   Caterpillar, Inc.                                                                         $    5,961
     45,618   Cummins, Inc.                                                                                  6,706
                                                                                                        ----------
                                                                                                            12,667
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
     63,535   Emerson Electric Co.                                                                           3,727
     40,015   Rockwell Automation, Inc.                                                                      5,922
                                                                                                        ----------
                                                                                                             9,649
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.4%)
    151,850   Honeywell International, Inc.                                                                 17,967
                                                                                                        ----------
              INDUSTRIAL MACHINERY (1.7%)
     56,315   Dover Corp.                                                                                    4,378
    187,409   Fortive Corp.                                                                                 10,366
     51,613   Parker-Hannifin Corp.                                                                          7,594
                                                                                                        ----------
                                                                                                            22,338
                                                                                                        ----------
              RAILROADS (0.6%)
     70,050   Union Pacific Corp.                                                                            7,466
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (1.0%)
    168,455   Experian plc                                                                                   3,240
    187,596   IHS Markit Ltd.*                                                                               7,401
     26,941   Verisk Analytics, Inc.*                                                                        2,226
                                                                                                        ----------
                                                                                                            12,867
                                                                                                        ----------
              Total Industrials                                                                            115,106
                                                                                                        ----------
              INFORMATION TECHNOLOGY (44.5%)
              ------------------------------
              APPLICATION SOFTWARE (3.6%)
     81,200   Adobe Systems, Inc.*                                                                           9,207
     84,711   Intuit, Inc.                                                                                  10,045
    139,500   Mobileye N.V.*                                                                                 5,993
    163,100   salesforce.com, Inc.*                                                                         12,901
    120,500   Splunk, Inc.*                                                                                  6,972
     45,790   SS&C Technologies Holdings, Inc.                                                               1,471
                                                                                                        ----------
                                                                                                            46,589
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.9%)
    172,553   Cisco Systems, Inc.                                                                            5,301
     49,418   F5 Networks, Inc.*                                                                             6,623
                                                                                                        ----------
                                                                                                            11,924
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (10.2%)
     16,869   Alliance Data Systems Corp.                                                                    3,853
     30,550   Automatic Data Processing, Inc.                                                                3,085

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     82,800   Fidelity National Information Services, Inc.                                              $    6,576
     95,525   Fiserv, Inc.*                                                                                 10,262
     57,350   FleetCor Technologies, Inc.*                                                                   8,459
     49,341   Global Payments, Inc.                                                                          3,813
     61,544   Jack Henry & Associates, Inc.                                                                  5,525
    218,821   MasterCard, Inc. "A"                                                                          23,267
     93,018   Paychex, Inc.                                                                                  5,608
    416,103   PayPal Holdings, Inc.*                                                                        16,553
    102,235   Vantiv, Inc. "A"*                                                                              6,363
    461,430   Visa, Inc. "A"                                                                                38,165
                                                                                                        ----------
                                                                                                           131,529
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.8%)
    127,536   Electronic Arts, Inc.*                                                                        10,640
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (11.2%)
    135,009   Alibaba Group Holding Ltd. ADR*                                                               13,678
     17,750   Alphabet, Inc. "A"*                                                                           14,559
     66,993   Alphabet, Inc. "C"*                                                                           53,379
     11,677   Baidu, Inc. ADR*                                                                               2,044
     32,035   CoStar Group, Inc.*                                                                            6,474
    261,239   eBay, Inc.*                                                                                    8,315
    301,385   Facebook, Inc. "A"*                                                                           39,277
     21,424   GoDaddy, Inc. "A"*                                                                               766
    228,187   Yandex N.V. "A"*                                                                               5,280
                                                                                                        ----------
                                                                                                           143,772
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.6%)
     57,842   Amdocs Ltd.                                                                                    3,396
     37,108   Gartner, Inc.*                                                                                 3,687
                                                                                                        ----------
                                                                                                             7,083
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.8%)
    283,473   Applied Materials, Inc.                                                                        9,709
                                                                                                        ----------
              SEMICONDUCTORS (4.8%)
     54,700   Broadcom Ltd.                                                                                 10,913
     47,777   Cirrus Logic, Inc.*                                                                            2,882
    150,936   Linear Technology Corp.                                                                        9,529
    192,198   Maxim Integrated Products, Inc.                                                                8,549
    300,600   Micron Technology, Inc.*                                                                       7,247
    133,147   QUALCOMM, Inc.                                                                                 7,114
    144,295   Texas Instruments, Inc.                                                                       10,900
     72,161   Xilinx, Inc.                                                                                   4,200
                                                                                                        ----------
                                                                                                            61,334
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (6.8%)
    110,290   Check Point Software Technologies Ltd.*                                                   $   10,893
    837,932   Microsoft Corp.                                                                               54,172
    376,711   Oracle Corp.                                                                                  15,110
     86,800   ServiceNow, Inc.*                                                                              7,866
                                                                                                        ----------
                                                                                                            88,041
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (4.8%)
    508,422   Apple, Inc.                                                                                   61,697
                                                                                                        ----------
              Total Information Technology                                                                 572,318
                                                                                                        ----------
              MATERIALS (2.2%)
              ----------------
              DIVERSIFIED METALS & MINING (0.7%)
    205,204   Rio Tinto plc ADR                                                                              9,191
                                                                                                        ----------
              SPECIALTY CHEMICALS (1.0%)
     49,750   Ecolab, Inc.                                                                                   5,976
     23,931   Sherwin-Williams Co.                                                                           7,271
                                                                                                        ----------
                                                                                                            13,247
                                                                                                        ----------
              STEEL (0.5%)
     99,549   Nucor Corp.                                                                                    5,783
                                                                                                        ----------
              Total Materials                                                                               28,221
                                                                                                        ----------
              REAL ESTATE (0.8%)
              ------------------
              REITs - SPECIALIZED (0.8%)
     54,100   American Tower Corp.                                                                           5,600
     22,155   Public Storage                                                                                 4,763
                                                                                                        ----------
                                                                                                            10,363
                                                                                                        ----------
              Total Real Estate                                                                             10,363
                                                                                                        ----------
              Total Common Stocks                                                                        1,285,930
                                                                                                        ----------
              Total Equity Securities (cost: $918,297)                                                   1,285,930
                                                                                                        ----------

              MONEY MARKET INSTRUMENTS (0.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.3%)
  4,227,348   State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a)
                (cost: $4,227)                                                                               4,227
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $922,524)                                                        $1,290,157
                                                                                                        ==========

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1      LEVEL 2      LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                               $1,285,930           $-           $-      $1,285,930

Money Market Instruments:
  Government & U.S. Treasury Money
    Market Funds                                   4,227            -            -           4,227
--------------------------------------------------------------------------------------------------
Total                                         $1,290,157           $-           $-      $1,290,157
--------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $922,524)          $1,290,157
   Cash denominated in foreign currencies (identified cost of $22)                22
   Receivables:
      Capital shares sold                                                        417
      Dividends and interest                                                     463
      Securities sold                                                         20,693
                                                                          ----------
          Total assets                                                     1,311,752
                                                                          ----------
LIABILITIES
   Payables:
      Securities purchased                                                    19,349
      Capital shares redeemed:
          Affiliated transactions (Note 7)                                     2,658
          Nonaffiliated transactions                                             914
      Bank overdraft                                                           1,571
   Accrued management fees                                                       504
   Accrued transfer agent's fees                                                  28
   Other accrued expenses and payables                                           104
                                                                          ----------
          Total liabilities                                                   25,128
                                                                          ----------
              Net assets applicable to capital shares outstanding         $1,286,624
                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $  916,527
   Overdistribution of net investment income                                  (9,077)
   Accumulated net realized gain on investments                               11,541
   Net unrealized appreciation of investments                                367,633
                                                                          ----------
              Net assets applicable to capital shares outstanding         $1,286,624
                                                                          ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $1,197,348/31,211
              capital shares outstanding, no par value)                   $    38.36
                                                                          ==========
          Institutional Shares (net assets of $89,276/2,305
              capital shares outstanding, no par value)                   $    38.73
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                              $ 7,845
   Interest                                                                    10
                                                                          -------
       Total income                                                         7,855
                                                                          -------
EXPENSES
   Management fees                                                          3,007
   Administration and servicing fees:
       Fund Shares                                                            893
       Institutional Shares                                                    62
   Transfer agent's fees:
       Fund Shares                                                            931
       Institutional Shares                                                    62
   Custody and accounting fees:
       Fund Shares                                                            106
       Institutional Shares                                                    11
   Postage:
       Fund Shares                                                             49
   Shareholder reporting fees:
       Fund Shares                                                             27
   Trustees' fees                                                              15
   Registration fees:
       Fund Shares                                                             24
       Institutional Shares                                                    10
   Professional fees                                                           93
   Other                                                                       17
                                                                          -------
           Total expenses                                                   5,307
   Expenses paid indirectly:
       Fund Shares                                                            (16)
       Institutional Shares                                                    (1)
                                                                          -------
           Net expenses                                                     5,290
                                                                          -------
NET INVESTMENT INCOME                                                       2,565
                                                                          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                       36,301
   Change in net unrealized appreciation/(depreciation)                    (2,210)
                                                                          -------
           Net realized and unrealized gain                                34,091
                                                                          -------
   Increase in net assets resulting from operations                       $36,656
                                                                          =======

See accompanying notes to financial statements.

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

---------------------------------------------------------------------------------------------------------------------
                                                                                            1/31/2017       7/31/2016
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                   $    2,565      $    4,149
   Net realized gain on investments                                                            36,301          82,165
   Net realized gain on foreign currency transactions                                               -               2
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                           (2,210)        (83,298)
                                                                                           --------------------------
      Increase in net assets resulting from operations                                         36,656           3,018
                                                                                           --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                             (10,460)        (10,240)
      Institutional Shares                                                                     (1,182)         (1,324)
                                                                                           --------------------------
          Total distributions of net investment income                                        (11,642)        (11,564)
                                                                                           --------------------------
   Net realized gains:
      Fund Shares                                                                             (70,679)        (68,053)
      Institutional Shares                                                                     (7,273)         (7,384)
                                                                                           --------------------------
          Total distributions of net realized gains                                           (77,952)        (75,437)
                                                                                           --------------------------
      Distributions to shareholders                                                           (89,594)        (87,001)
                                                                                           --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                                 36,622          35,998
   Institutional Shares                                                                       (41,545)        (18,398)
                                                                                           --------------------------
      Total net increase (decrease) in net assets
          from capital share transactions                                                      (4,923)         17,600
                                                                                           --------------------------
   Net decrease in net assets                                                                 (57,861)        (66,383)

NET ASSETS
   Beginning of period                                                                      1,344,485       1,410,868
                                                                                           --------------------------
   End of period                                                                           $1,286,624      $1,344,485
                                                                                           ==========================
Overdistribution of net investment income:
   End of period                                                                           $   (9,077)     $        -
                                                                                           ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Aggressive Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

         convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

         each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.   Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

26    | USAA AGGRESSIVE GROWTH FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $16,000 and $1,000, respectively. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 1.8% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $365,965,000 and $449,689,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $375,620,000 and $7,987,000, respectively, resulting in net unrealized appreciation of $367,633,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                   SIX-MONTH PERIOD                  YEAR ENDED
                                ENDED JANUARY 31, 2017              JULY 31, 2016
---------------------------------------------------------------------------------------
                               SHARES          AMOUNT          SHARES           AMOUNT
                               --------------------------------------------------------
FUND SHARES:
Shares sold                     1,093        $ 42,575           2,862         $ 110,921
Shares issued from
  reinvested dividends          2,145          80,148           1,931            77,371
Shares redeemed                (2,215)        (86,101)         (3,928)         (152,294)
                               --------------------------------------------------------
Net increase from capital
  share transactions            1,023        $ 36,622             865         $  35,998
                               ========================================================
INSTITUTIONAL SHARES:
Shares sold                       172        $  6,788             438         $  17,011
Shares issued from
  reinvested dividends            224           8,455             215             8,708
Shares redeemed                (1,467)        (56,788)         (1,077)          (44,117)
                               --------------------------------------------------------
Net decrease from capital
  share transactions           (1,071)       $(41,545)           (424)        $ (18,398)
                               ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the six-month period ended January 31, 2017, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $3,007,000. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average net assets that Wellington Management manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,096,000.

    The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average net assets that Winslow Capital manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Winslow Capital, of $1,020,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Fund Shares and Institutional Shares, respectively. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $893,000 and $62,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $14,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $931,000 and $62,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

for the purpose of exercising management or control. As of January 31, 2017, the Fund recorded a payable for capital shares redeemed of $2,658,000 for the USAA fund-of-funds' redemptions of Institutional Shares. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.3
Target Retirement Income                                                 0.1
Target Retirement 2020                                                   0.5
Target Retirement 2030                                                   1.9
Target Retirement 2040                                                   2.6
Target Retirement 2050                                                   1.3
Target Retirement 2060                                                   0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                            YEAR ENDED JULY 31,
                          ----------------------------------------------------------------------------------------
                                2017            2016            2015            2014           2013           2012
                          ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period     $    40.02      $    42.55      $    40.90      $    38.44     $    35.09       $  34.57
                          ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                .07             .33             .79             .79            .13           (.00)(a)
 Net realized and
   unrealized gain (loss)        .99            (.20)           5.75            5.47           6.73            .52
                          ----------------------------------------------------------------------------------------
Total from investment
  operations                    1.06             .13            6.54            6.26           6.86            .52
                          ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.33)           (.33)           (.79)           (.89)          (.08)             -
  Realized capital gains       (2.39)          (2.33)          (4.10)          (2.91)         (3.43)             -
                          ----------------------------------------------------------------------------------------
Total distributions            (2.72)          (2.66)          (4.89)          (3.80)         (3.51)             -
                          ----------------------------------------------------------------------------------------
Net asset value at
  end of period           $    38.36      $    40.02      $    42.55      $    40.90     $    38.44       $  35.09
                          ========================================================================================
Total return (%)*               2.90             .36           16.96           16.82          21.34           1.50
Net assets at end of
  period (000)            $1,197,348      $1,208,124      $1,247,753      $1,093,796     $1,009,963       $878,246
Ratios to average
  net assets:**
  Expenses (%)(b)                .82(c)          .85             .88             .93           1.08           1.08
  Net investment
    income (loss) (%)            .38(c)          .30             .30             .17            .40           (.01)
Portfolio turnover (%)            28              70              55              68             67             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,181,954,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)      (.01%)         (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                             YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                   2017             2016             2015           2014           2013          2012
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 40.39         $  42.92         $  41.22       $  38.67       $  35.26      $  34.60
                                -------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income             .10(a)           .44              .21(a)        1.10            .30           .13
  Net realized and
    unrealized gain (loss)         1.00(a)          (.24)            6.47(a)        5.29           6.73           .53
                                -------------------------------------------------------------------------------------
Total from investment
  operations                       1.10(a)           .20             6.68(a)        6.39           7.03           .66
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.37)            (.40)            (.88)          (.93)          (.19)            -
  Realized capital gains          (2.39)           (2.33)           (4.10)         (2.91)         (3.43)            -
                                -------------------------------------------------------------------------------------
Total distributions               (2.76)           (2.73)           (4.98)         (3.84)         (3.62)            -
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $ 38.73         $  40.39         $  42.92       $  41.22       $  38.67      $  35.26
                                =====================================================================================
Total return (%)*                  2.97              .51            17.21          17.09          21.79          1.91
Net assets at end
  of period (000)               $89,276         $136,361         $163,115       $119,051       $165,058      $177,320
Ratios to average
  net assets:**
  Expenses (%)(b)                   .71(c)           .70              .68            .68            .71           .68
  Net investment income (%)         .51(c)           .45              .50            .43            .78           .37
Portfolio turnover (%)               28               70               55             68             67            55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $121,832,000.
(a) Calculated using average shares. For the six-month period ended
    January 31, 2017, average shares were 3,041,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)        (.00%)(+)        (.00%)(+)      (.00%)(+)      (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING             DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         AUGUST 1, 2016 -
                                         AUGUST 1, 2016         JANUARY 31, 2017       JANUARY 31, 2017
                                         --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,029.00                 $4.14

Hypothetical
 (5% return before expenses)                1,000.00                1,021.12                  4.13

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,029.70                  3.63

Hypothetical
 (5% return before expenses)                1,000.00                1,021.63                  3.62

*Expenses are equal to the annualized expense ratio of 0.82% for Fund Shares and 0.71% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.90% for Fund Shares and 2.97% for Institutional Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23418-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA CAPITAL GROWTH FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         19

    Financial Statements                                                      20

    Notes to Financial Statements                                             23

EXPENSE EXAMPLE                                                               38

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202723-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CAPITAL GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF JOSEPH S. GIROUX]           [PHOTO OF STEPHEN A. LANZENDORF]
          JOSEPH S. GIROUX                      STEPHEN A. LANZENDORF, CFA
          QS Investors, LLC                     QS Investors, LLC

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE REPORTING PERIOD.

    Global equities fell at the end of the third quarter of 2016 after several major stock indexes rose to new highs. Global stocks then advanced during the fourth quarter of 2016, due primarily to the market run-up in the United States (U.S.) following the presidential election. Other major regions posted negative returns for the fourth quarter of 2016, with the United Kingdom (UK) generally lagging the furthest behind. Nevertheless, major markets ended 2016 with solid economic prospects. December 2016 indicators showed manufacturing gains in the U.S., the UK, Germany, Japan, and China. Central banks remained generally accommodative. January 2017 brought modest gains to global equities amid continued solid growth for manufacturing and service industries across most of the larger markets. For the reporting period, U.S. stocks slightly underperformed, while smaller markets generally outperformed. Most developed countries posted positive returns for the reporting period, led by Japan, where financials, materials, and information technology companies were top performers.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2017, the Fund Shares and Institutional Shares had total returns of 6.94% and 6.91%, respectively. This compares to returns of 4.95% for the MSCI World Index (the Index) and 6.16% for the Lipper Global Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. QS Investors, LLC is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    During the reporting period, stock selection contributed meaningfully to relative performance, and was especially strong within the U.S., led by selection in the information technology sector. Stock selection was also a significant contributor in Continental Europe, led by financials (ex-bank) stocks. Stock selection detracted in both the UK and Japan, primarily due to results in the materials sector of the UK and within telecommunications and industrials stocks in Japan. Stock selection added value in the smaller regions of developed Asia (ex-Japan) and the commodity-sensitive countries of Australia, New Zealand, & Canada. Region and sector allocation impacts were neutral overall. The primary contributor to relative performance at the stock level was NVIDIA Corp., a California-based technology company that designs graphic

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    processing units for the gaming market. Alaska Air Group, Inc., a non-benchmark holding, was also a top contributor. The Fund's position in Teva Pharmaceutical Industries Ltd. ADR represented the largest detractor at the security level as shares of generic drug companies generally plummeted in early November 2016 on reports of an inquiry into drug price-fixing in the industry. Holdings in Tyson Foods, Inc. also detracted as the market reacted to leaked news of a government enforcement action against the company.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USCGX)

--------------------------------------------------------------------------------
                                        1/31/17                    7/31/16
--------------------------------------------------------------------------------
Net Assets                          $755.6 Million             $721.4 Million
Net Asset Value Per Share               $10.51                     $9.97

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*           1 YEAR            5 YEARS             10 YEARS
          6.94%                17.04%             11.66%               3.91%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
     7.70%                            12.56%                           3.89%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                       1.24%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                               USAA CAPITAL
                         MSCI WORLD              GROWTH              LIPPER GLOBAL
                           INDEX               FUND SHARES            FUNDS INDEX
 1/31/2007              $10,000.00             $10,000.00             $10,000.00
 2/28/2007                9,947.96               9,943.00               9,899.16
 3/31/2007               10,130.06              10,218.00              10,098.34
 4/30/2007               10,576.82              10,540.00              10,484.50
 5/31/2007               10,873.18              10,953.00              10,808.31
 6/30/2007               10,789.31              10,861.00              10,792.59
 7/31/2007               10,550.36              10,723.00              10,574.25
 8/31/2007               10,542.36              10,700.00              10,556.45
 9/30/2007               11,043.71              11,458.00              10,986.85
10/31/2007               11,382.43              11,998.00              11,361.32
11/30/2007               10,917.17              11,251.00              10,861.30
12/31/2007               10,776.32              11,104.00              10,761.62
 1/31/2008                9,952.80              10,163.00              10,002.66
 2/29/2008                9,895.20              10,176.00               9,913.40
 3/31/2008                9,800.35               9,977.00               9,851.44
 4/30/2008               10,315.44              10,522.00              10,282.74
 5/31/2008               10,472.73              10,819.00              10,424.91
 6/30/2008                9,637.45              10,089.00               9,562.79
 7/31/2008                9,401.97               9,779.00               9,339.88
 8/31/2008                9,269.90               9,396.00               9,237.19
 9/30/2008                8,167.36               8,319.00               8,260.60
10/31/2008                6,618.82               6,685.00               6,776.27
11/30/2008                6,190.39               6,140.00               6,322.07
12/31/2008                6,389.00               6,276.00               6,588.77
 1/31/2009                5,829.29               5,745.00               6,095.29
 2/28/2009                5,232.61               5,202.00               5,576.13
 3/31/2009                5,627.19               5,531.00               5,946.20
 4/30/2009                6,258.45               5,910.00               6,506.63
 5/31/2009                6,825.50               6,377.00               7,094.44
 6/30/2009                6,794.71               6,326.00               7,080.42
 7/31/2009                7,370.20               6,907.00               7,671.65
 8/31/2009                7,674.26               7,109.00               7,976.62
 9/30/2009                7,980.14               7,387.00               8,267.82
10/31/2009                7,838.16               7,235.00               8,097.62
11/30/2009                8,158.45               7,551.00               8,412.69
12/31/2009                8,304.95               7,729.00               8,635.39
 1/31/2010                7,961.70               7,358.00               8,307.67
 2/28/2010                8,073.94               7,486.00               8,423.44
 3/31/2010                8,573.96               8,048.00               8,915.28
 4/30/2010                8,575.16               7,984.00               8,949.70
 5/31/2010                7,753.76               7,218.00               8,120.01
 6/30/2010                7,487.92               6,924.00               7,877.33
 7/31/2010                8,094.98               7,537.00               8,501.25
 8/31/2010                7,792.76               7,218.00               8,175.20
 9/30/2010                8,519.40               7,946.00               8,976.14
10/31/2010                8,836.96               8,317.00               9,335.38
11/30/2010                8,646.18               8,138.00               9,146.87
12/31/2010                9,281.89               8,666.00               9,791.58
 1/31/2011                9,491.59               8,782.00               9,930.32
 2/28/2011                9,823.91               9,053.00              10,248.18
 3/31/2011                9,727.03               9,066.00              10,268.96
 4/30/2011               10,140.26               9,414.00              10,653.33
 5/31/2011                9,929.90               9,195.00              10,423.94
 6/30/2011                9,772.81               9,079.00              10,225.88
 7/31/2011                9,595.61               8,911.00               9,994.72
 8/31/2011                8,919.53               8,137.00               9,191.47
 9/30/2011                8,149.14               7,338.00               8,247.44
10/31/2011                8,992.07               8,125.00               9,106.65
11/30/2011                8,772.52               8,060.00               8,943.62
12/31/2011                8,767.64               7,981.00               8,816.46
 1/31/2012                9,207.63               8,452.00               9,378.98
 2/29/2012                9,657.41               8,792.00               9,844.39
 3/31/2012                9,781.57               8,844.00               9,908.51
 4/30/2012                9,670.49               8,753.00               9,734.01
 5/31/2012                8,835.70               7,942.00               8,864.56
 6/30/2012                9,285.93               8,334.00               9,259.16
 7/31/2012                9,405.30               8,426.00               9,388.16
 8/31/2012                9,643.74               8,635.00               9,552.56
 9/30/2012                9,908.69               8,857.00               9,797.44
10/31/2012                9,841.73               8,766.00               9,789.42
11/30/2012                9,967.75               8,910.00               9,899.89
12/31/2012               10,155.21               9,117.00              10,219.17
 1/31/2013               10,672.51               9,594.00              10,726.06
 2/28/2013               10,690.13               9,674.00              10,703.64
 3/31/2013               10,940.53               9,886.00              10,947.31
 4/30/2013               11,285.06              10,245.00              11,258.86
 5/31/2013               11,289.32              10,245.00              11,331.52
 6/30/2013               11,011.15              10,032.00              11,081.92
 7/31/2013               11,590.84              10,616.00              11,642.00
 8/31/2013               11,344.12              10,258.00              11,398.28
 9/30/2013               11,911.48              10,842.00              11,970.01
10/31/2013               12,377.73              11,386.00              12,388.22
11/30/2013               12,597.70              11,651.00              12,619.47
12/31/2013               12,864.27              11,769.00              12,847.74
 1/31/2014               12,387.80              11,474.00              12,413.27
 2/28/2014               13,007.94              12,010.00              13,019.69
 3/31/2014               13,026.77              12,010.00              13,071.97
 4/30/2014               13,160.25              12,010.00              13,135.09
 5/31/2014               13,419.18              12,252.00              13,400.27
 6/30/2014               13,659.23              12,520.00              13,632.79
 7/31/2014               13,441.24              12,479.00              13,341.49
 8/31/2014               13,737.42              12,814.00              13,646.67
 9/30/2014               13,364.58              12,560.00              13,230.01
10/31/2014               13,451.03              12,694.00              13,318.65
11/30/2014               13,720.60              13,083.00              13,577.85
12/31/2014               13,499.35              12,995.00              13,343.70
 1/31/2015               13,254.75              12,914.00              13,175.08
 2/28/2015               14,031.33              13,648.00              13,902.23
 3/31/2015               13,811.69              13,512.00              13,751.67
 4/30/2015               14,135.61              13,771.00              14,033.82
 5/31/2015               14,184.30              13,934.00              14,113.21
 6/30/2015               13,854.48              13,635.00              13,821.99
 7/31/2015               14,103.17              13,825.00              13,966.49
 8/31/2015               13,169.90              12,954.00              13,059.52
 9/30/2015               12,684.14              12,587.00              12,575.97
10/31/2015               13,689.28              13,553.00              13,475.40
11/30/2015               13,621.17              13,580.00              13,474.79
12/31/2015               13,381.74              13,391.00              13,189.57
 1/31/2016               12,581.19              12,537.00              12,354.09
 2/29/2016               12,487.56              12,386.00              12,179.74
 3/31/2016               13,334.95              13,184.00              13,056.63
 4/30/2016               13,545.95              13,198.00              13,263.57
 5/31/2016               13,622.03              13,336.00              13,352.13
 6/30/2016               13,469.40              13,074.00              13,146.53
 7/31/2016               14,038.46              13,721.00              13,724.53
 8/31/2016               14,050.12              13,803.00              13,808.56
 9/30/2016               14,124.76              13,831.00              13,914.77
10/31/2016               13,851.40              13,707.00              13,700.07
11/30/2016               14,050.57              14,161.00              13,916.19
12/31/2016               14,386.78              14,422.00              14,197.73
 1/31/2017               14,734.01              14,673.00              14,569.29

                                   [END CHART]

                        Data from 1/31/07 through 1/31/17

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UICGX)

--------------------------------------------------------------------------------
                                         1/31/17                  7/31/16
--------------------------------------------------------------------------------
Net Assets                            $5.2 Million              $4.9 Million
Net Asset Value Per Share                $10.53                    $9.98

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*               1 YEAR             SINCE INCEPTION 8/7/15
         6.91%                     17.25%                     3.93%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 8/7/15
     7.89%                                                    2.89%

--------------------------------------------------------------------------------
                            EXPENSE RATIOS 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.48%      AFTER REIMBURSEMENT         1.10%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than the 1.10%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA CAPITAL
                        GROWTH FUND             MSCI WORLD           LIPPER GLOBAL
                   INSTITUTIONAL SHARES           INDEX               FUNDS INDEX
 7/31/2015              $10,000.00             $10,000.00             $10,000.00
 8/31/2015                9,324.00               9,338.25               9,350.60
 9/30/2015                9,069.00               8,993.82               9,004.38
10/31/2015                9,765.00               9,706.53               9,648.38
11/30/2015                9,784.00               9,658.23               9,647.94
12/31/2015                9,643.00               9,488.46               9,443.72
 1/31/2016                9,028.00               8,920.82               8,845.52
 2/29/2016                8,919.00               8,854.43               8,720.68
 3/31/2016                9,505.00               9,455.28               9,348.54
 4/30/2016                9,514.00               9,604.90               9,496.71
 5/31/2016                9,614.00               9,658.84               9,560.11
 6/30/2016                9,425.00               9,550.61               9,412.91
 7/31/2016                9,901.00               9,954.11               9,826.76
 8/31/2016                9,951.00               9,962.39               9,886.92
 9/30/2016                9,981.00              10,015.30               9,962.96
10/31/2016                9,891.00               9,821.48               9,809.24
11/30/2016               10,219.00               9,962.70               9,963.98
12/31/2016               10,405.00              10,201.09              10,165.56
 1/31/2017               10,586.00              10,447.30              10,431.60

                                   [END CHART]

                       Data from 7/31/15 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Apple, Inc. ..............................................................  2.7%
Altria Group, Inc. .......................................................  1.6%
Alaska Air Group, Inc. ...................................................  1.5%
Fuji Heavy Industries Ltd. ...............................................  1.3%
United Therapeutics Corp. ................................................  1.3%
Facebook, Inc. "A" .......................................................  1.2%
Samsung Electronics Co. Ltd. .............................................  1.2%
Tyson Foods, Inc. "A" ....................................................  1.2%
Boeing Co. ...............................................................  1.2%
Northrop Grumman Corp. ...................................................  1.2%

                         o SECTOR ALLOCATION - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 21.6%
INFORMATION TECHNOLOGY                                                     15.1%
CONSUMER DISCRETIONARY                                                     13.6%
HEALTH CARE                                                                11.7%
INDUSTRIALS                                                                11.1%
CONSUMER STAPLES                                                           10.0%
ENERGY                                                                      6.8%
MATERIALS                                                                   4.3%
TELECOMMUNICATION SERVICES                                                  2.8%
UTILITIES                                                                   1.5%
REAL ESTATE                                                                 0.7%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-18.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o COUNTRY ALLOCATION* - 1/31/17 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              61.6%
JAPAN                                                                       9.5%
FRANCE                                                                      4.0%
UNITED KINGDOM                                                              4.0%
CANADA                                                                      3.8%
OTHER**                                                                    16.3%

                                   [END CHART]

 * Excludes money market instruments.

** Includes countries with less than 3% of the portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.2%)

              COMMON STOCKS (99.2%)

              CONSUMER DISCRETIONARY (13.6%)
              ------------------------------
              APPAREL RETAIL (1.2%)
     48,600   Foot Locker, Inc.                                                                     $  3,331
     73,500   TJX Companies, Inc.                                                                      5,507
                                                                                                    --------
                                                                                                       8,838
                                                                                                    --------
              AUTOMOBILE MANUFACTURERS (2.9%)
    252,000   Fuji Heavy Industries Ltd.                                                              10,132
    146,600   Mazda Motor Corp.                                                                        2,166
    255,000   Peugeot S.A.*                                                                            4,735
    130,000   Suzuki Motor Corp.                                                                       5,030
                                                                                                    --------
                                                                                                      22,063
                                                                                                    --------
              AUTOMOTIVE RETAIL (0.8%)
     23,800   O'Reilly Automotive, Inc.*                                                               6,242
                                                                                                    --------
              BROADCASTING (0.8%)
     90,400   CBS Corp. "B"                                                                            5,830
                                                                                                    --------
              CABLE & SATELLITE (1.4%)
     85,600   Comcast Corp. "A"                                                                        6,456
    920,000   Sirius XM Holdings, Inc.                                                                 4,342
                                                                                                    --------
                                                                                                      10,798
                                                                                                    --------
              DEPARTMENT STORES (0.4%)
    100,200   Macy's, Inc.                                                                             2,960
                                                                                                    --------
              GENERAL MERCHANDISE STORES (0.5%)
     63,000   Target Corp.                                                                             4,062
                                                                                                    --------
              HOME IMPROVEMENT RETAIL (2.5%)
     57,900   Home Depot, Inc.                                                                         7,966
    693,498   Kingfisher plc                                                                           2,933
    116,900   Lowe's Companies, Inc.                                                                   8,543
                                                                                                    --------
                                                                                                      19,442
                                                                                                    --------
              HOMEBUILDING (1.0%)
    110,200   Bellway plc                                                                              3,443
    171,000   Persimmon plc                                                                            4,150
                                                                                                    --------
                                                                                                       7,593
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HOUSEHOLD APPLIANCES (0.6%)
    162,185   Electrolux AB "B"                                                                     $  4,311
                                                                                                    --------
              MOVIES & ENTERTAINMENT (1.1%)
     67,840   Lions Gate Entertainment Corp. "B"*                                                      1,817
     47,000   Time Warner, Inc.                                                                        4,552
     47,000   Viacom, Inc. "B"                                                                         1,981
                                                                                                    --------
                                                                                                       8,350
                                                                                                    --------
              RESTAURANTS (0.4%)
     74,100   Brinker International, Inc.                                                              3,298
                                                                                                    --------
              Total Consumer Discretionary                                                           103,787
                                                                                                    --------
              CONSUMER STAPLES (10.0%)
              ------------------------
              BREWERS (0.6%)
    260,000   Kirin Holdings Co. Ltd.                                                                  4,256
                                                                                                    --------
              DRUG RETAIL (1.5%)
     71,482   CVS Health Corp.                                                                         5,633
     67,829   Walgreens Boots Alliance, Inc.                                                           5,558
                                                                                                    --------
                                                                                                      11,191
                                                                                                    --------
              FOOD RETAIL (0.5%)
  1,500,000   Tesco plc*                                                                               3,672
                                                                                                    --------
              HOUSEHOLD PRODUCTS (1.6%)
     33,000   Clorox Co.                                                                               3,960
     35,900   Kimberly-Clark Corp.                                                                     4,349
     49,946   Reckitt Benckiser Group plc                                                              4,275
                                                                                                    --------
                                                                                                      12,584
                                                                                                    --------
              HYPERMARKETS & SUPER CENTERS (0.4%)
     42,000   Wal-Mart Stores, Inc.                                                                    2,803
                                                                                                    --------
              PACKAGED FOODS & MEAT (1.6%)
    142,000   Ajinomoto Co. Inc.                                                                       2,803
    147,100   Tyson Foods, Inc. "A"                                                                    9,236
                                                                                                    --------
                                                                                                      12,039
                                                                                                    --------
              SOFT DRINKS (1.5%)
     63,000   Dr. Pepper Snapple Group, Inc.                                                           5,745
     58,100   PepsiCo, Inc.                                                                            6,030
                                                                                                    --------
                                                                                                      11,775
                                                                                                    --------
              TOBACCO (2.3%)
    174,500   Altria Group, Inc.                                                                      12,421
    154,053   Swedish Match AB                                                                         5,012
                                                                                                    --------
                                                                                                      17,433
                                                                                                    --------
              Total Consumer Staples                                                                  75,753
                                                                                                    --------

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              ENERGY (6.8%)
              -------------
              INTEGRATED OIL & GAS (2.6%)
    251,000   Cenovus Energy, Inc.                                                                  $  3,426
  5,108,000   China Petroleum and Chemical Corp. "H"(a)                                                4,087
     74,636   Exxon Mobil Corp.                                                                        6,261
    613,881   Gazprom PAO ADR                                                                          3,036
    233,642   Repsol S.A.                                                                              3,445
                                                                                                    --------
                                                                                                      20,255
                                                                                                    --------
              OIL & GAS DRILLING (0.4%)
    200,000   Transocean Ltd.*                                                                         2,794
                                                                                                    --------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
    343,000   Subsea 7 S.A.*                                                                           4,662
                                                                                                    --------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    105,200   Apache Corp.                                                                             6,293
                                                                                                    --------
              OIL & GAS REFINING & MARKETING (2.0%)
    215,883   Neste Oyj                                                                                7,518
    113,900   Valero Energy Corp.                                                                      7,490
                                                                                                    --------
                                                                                                      15,008
                                                                                                    --------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
    135,310   Enagas S.A.                                                                              3,316
                                                                                                    --------
              Total Energy                                                                            52,328
                                                                                                    --------
              FINANCIALS (21.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    144,000   Bank of New York Mellon Corp.                                                            6,441
                                                                                                    --------
              CONSUMER FINANCE (1.1%)
     91,932   Capital One Financial Corp.                                                              8,034
                                                                                                    --------
              DIVERSIFIED BANKS (9.6%)
  6,260,000   Agricultural Bank of China Ltd. "H"(a)                                                   2,619
    314,900   Bank of America Corp.                                                                    7,129
    112,696   BNP Paribas S.A.                                                                         7,200
  1,627,000   BOC Hong Kong Holdings Ltd.(a)                                                           6,506
     75,500   Canadian Imperial Bank of Commerce                                                       6,429
  5,021,000   China Construction Bank Corp. "H"(a)                                                     3,733
    130,955   Citigroup, Inc.                                                                          7,311
    834,564   HSBC Holdings plc                                                                        7,101
  6,758,000   Industrial & Commercial Bank of China Ltd. "H"(a)                                        4,138
     85,223   JPMorgan Chase & Co.                                                                     7,213
    134,200   National Bank of Canada                                                                  5,793
    163,145   Societe Generale S.A.                                                                    7,970
                                                                                                    --------
                                                                                                      73,142
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.5%)
     90,000   Morgan Stanley                                                                        $  3,824
                                                                                                    --------
              LIFE & HEALTH INSURANCE (2.5%)
    357,600   Dai-Ichi Life Insurance Co., Ltd.                                                        6,530
    135,000   NN Group N.V.                                                                            4,770
    187,000   Sun Life Financial, Inc.                                                                 7,381
                                                                                                    --------
                                                                                                      18,681
                                                                                                    --------
              MULTI-LINE INSURANCE (1.6%)
     36,300   Allianz SE                                                                               6,144
    230,000   AXA S.A.                                                                                 5,641
                                                                                                    --------
                                                                                                      11,785
                                                                                                    --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
    325,700   ORIX Corp.                                                                               4,924
                                                                                                    --------
              PROPERTY & CASUALTY INSURANCE (1.4%)
     78,000   Allstate Corp.                                                                           5,867
    113,300   Tokio Marine Holdings, Inc.                                                              4,747
                                                                                                    --------
                                                                                                      10,614
                                                                                                    --------
              REGIONAL BANKS (1.6%)
    233,445   Citizens Financial Group, Inc.                                                           8,444
    155,753   Fifth Third Bancorp                                                                      4,065
                                                                                                    --------
                                                                                                      12,509
                                                                                                    --------
              REINSURANCE (1.9%)
     50,705   Hannover Rueck SE                                                                        5,564
     21,724   Muenchener Rueckversicherungs-Gesellschaft AG                                            4,076
     55,000   Swiss Re AG                                                                              5,119
                                                                                                    --------
                                                                                                      14,759
                                                                                                    --------
              Total Financials                                                                       164,713
                                                                                                    --------
              HEALTH CARE (11.7%)
              -------------------
              BIOTECHNOLOGY (4.1%)
     16,435   Actelion Ltd.                                                                            4,268
     35,500   Amgen, Inc.                                                                              5,562
     23,047   Biogen, Inc.*                                                                            6,390
     66,667   Gilead Sciences, Inc.                                                                    4,830
     60,800   United Therapeutics Corp.*                                                               9,949
                                                                                                    --------
                                                                                                      30,999
                                                                                                    --------
              HEALTH CARE DISTRIBUTORS (0.6%)
     33,300   McKesson Corp.                                                                           4,634
                                                                                                    --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (1.4%)
    117,400   Baxter International, Inc.                                                            $  5,625
     56,218   Edwards Lifesciences Corp.*                                                              5,410
                                                                                                    --------
                                                                                                      11,035
                                                                                                    --------
              HEALTH CARE SERVICES (0.7%)
     72,800   Express Scripts Holding Co.*                                                             5,014
                                                                                                    --------
              HEALTH CARE SUPPLIES (0.6%)
    100,000   Hoya Corp.                                                                               4,359
                                                                                                    --------
              MANAGED HEALTH CARE (2.2%)
     54,100   Aetna, Inc.                                                                              6,417
     47,000   UnitedHealth Group, Inc.                                                                 7,618
     19,300   WellCare Health Plans, Inc.*                                                             2,809
                                                                                                    --------
                                                                                                      16,844
                                                                                                    --------
              PHARMACEUTICALS (2.1%)
     73,400   Merck & Co., Inc.                                                                        4,550
    134,756   Pfizer, Inc.                                                                             4,276
    120,700   Teva Pharmaceutical Industries Ltd. ADR                                                  4,035
     45,689   UCB S.A.                                                                                 3,143
                                                                                                    --------
                                                                                                      16,004
                                                                                                    --------
              Total Health Care                                                                       88,889
                                                                                                    --------
              INDUSTRIALS (11.1%)
              -------------------
              AEROSPACE & DEFENSE (5.0%)
     56,500   Boeing Co.                                                                               9,233
     35,500   Huntington Ingalls Industries, Inc.                                                      6,886
     39,797   Northrop Grumman Corp.                                                                   9,117
     54,900   Raytheon Co.                                                                             7,914
     73,232   Safran S.A.                                                                              4,957
                                                                                                    --------
                                                                                                      38,107
                                                                                                    --------
              AIRLINES (2.1%)
    119,600   Alaska Air Group, Inc.                                                                  11,221
     99,000   Delta Air Lines, Inc.                                                                    4,677
                                                                                                    --------
                                                                                                      15,898
                                                                                                    --------
              BUILDING PRODUCTS (0.4%)
     54,142   Owens Corning, Inc.                                                                      2,991
                                                                                                    --------
              HEAVY ELECTRICAL EQUIPMENT (0.7%)
     78,000   Vestas Wind Systems A/S                                                                  5,453
                                                                                                    --------
              INDUSTRIAL MACHINERY (0.8%)
     48,800   Illinois Tool Works, Inc.                                                                6,207
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              RAILROADS (1.6%)
     85,200   Canadian National Railway Co.                                                         $  5,922
     36,700   Central Japan Railway Co.                                                                5,938
                                                                                                    --------
                                                                                                      11,860
                                                                                                    --------
              RESEARCH & CONSULTING SERVICES (0.5%)
    185,741   Experian plc                                                                             3,573
                                                                                                    --------
              Total Industrials                                                                       84,089
                                                                                                    --------
              INFORMATION TECHNOLOGY (15.1%)
              ------------------------------
              APPLICATION SOFTWARE (0.9%)
     44,500   Citrix Systems, Inc.*                                                                    4,058
    150,000   Nuance Communications, Inc.*                                                             2,379
                                                                                                    --------
                                                                                                       6,437
                                                                                                    --------
              COMMUNICATIONS EQUIPMENT (2.3%)
    250,000   Cisco Systems, Inc.                                                                      7,680
    203,800   Juniper Networks, Inc.                                                                   5,458
     57,800   Motorola Solutions, Inc.                                                                 4,665
                                                                                                    --------
                                                                                                      17,803
                                                                                                    --------
              INTERNET SOFTWARE & SERVICES (3.5%)
     10,914   Alphabet, Inc. "A"*                                                                      8,952
    187,000   eBay, Inc.*                                                                              5,952
     74,000   Facebook, Inc. "A"*                                                                      9,644
     27,221   VeriSign, Inc.*                                                                          2,183
                                                                                                    --------
                                                                                                      26,731
                                                                                                    --------
              IT CONSULTING & OTHER SERVICES (1.0%)
     62,892   Amdocs Ltd.                                                                              3,692
     80,621   Cognizant Technology Solutions Corp. "A"*                                                4,240
                                                                                                    --------
                                                                                                       7,932
                                                                                                    --------
              SEMICONDUCTOR EQUIPMENT (0.7%)
    153,000   Applied Materials, Inc.                                                                  5,240
                                                                                                    --------
              SEMICONDUCTORS (1.7%)
     64,483   Intel Corp.                                                                              2,374
     36,072   NVIDIA Corp.                                                                             3,939
     76,189   QUALCOMM, Inc.                                                                           4,071
     34,236   Texas Instruments, Inc.                                                                  2,586
                                                                                                    --------
                                                                                                      12,970
                                                                                                    --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (5.0%)
    169,877   Apple, Inc.                                                                             20,615
    300,000   HP, Inc.                                                                                 4,515
     92,000   NetApp, Inc.                                                                             3,525

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      5,511   Samsung Electronics Co. Ltd.                                                          $  9,356
                                                                                                    --------
                                                                                                      38,011
                                                                                                    --------
              Total Information Technology                                                           115,124
                                                                                                    --------
              MATERIALS (4.3%)
              ----------------
              DIVERSIFIED CHEMICALS (1.1%)
     80,700   Dow Chemical Co.                                                                         4,812
    700,000   Sumitomo Chemical Co. Ltd.                                                               3,738
                                                                                                    --------
                                                                                                       8,550
                                                                                                    --------
              PAPER PACKAGING (2.7%)
     71,280   Avery Dennison Corp.                                                                     5,205
    118,400   International Paper Co.                                                                  6,701
     93,800   Packaging Corp. of America                                                               8,647
                                                                                                    --------
                                                                                                      20,553
                                                                                                    --------
              PAPER PRODUCTS (0.5%)
    173,000   UPM-Kymmene Oyj                                                                          3,922
                                                                                                    --------
              Total Materials                                                                         33,025
                                                                                                    --------
              REAL ESTATE (0.7%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.3%)
  1,512,000   Shimao Property Holdings Ltd.(a)                                                         2,027
                                                                                                    --------
              REITs - RETAIL (0.4%)
     44,409   Macerich Co.                                                                             3,051
                                                                                                    --------
              Total Real Estate                                                                        5,078
                                                                                                    --------
              TELECOMMUNICATION SERVICES (2.8%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
  7,000,000   China Telecom Corp. Ltd. "H"(a)                                                          3,341
    117,600   Nippon Telegraph & Telephone Corp.                                                       5,186
                                                                                                    --------
                                                                                                       8,527
                                                                                                    --------
              WIRELESS TELECOMMUNICATION SERVICES (1.7%)
    209,900   KDDI Corp.                                                                               5,633
    284,000   NTT DOCOMO, Inc.                                                                         6,808
                                                                                                    --------
                                                                                                      12,441
                                                                                                    --------
              Total Telecommunication Services                                                        20,968
                                                                                                    --------
              UTILITIES (1.5%)
              ----------------
              ELECTRIC UTILITIES (1.5%)
    172,362   Endesa S.A.                                                                              3,543
    100,000   Korea Electric Power Corp.*                                                              3,653

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
  1,347,600   Tenaga Nasional Berhad                                                                $  4,077
                                                                                                    --------
                                                                                                      11,273
                                                                                                    --------
              Total Utilities                                                                         11,273
                                                                                                    --------
              Total Common Stocks                                                                    755,027
                                                                                                    --------
              Total Equity Securities (cost: $594,995)                                               755,027
                                                                                                    --------

              MONEY MARKET INSTRUMENTS (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
  5,658,127   State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(b)
                (cost: $5,658)                                                                         5,658
                                                                                                    --------

              TOTAL INVESTMENTS (COST: $600,653)                                                    $760,685
                                                                                                    ========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1          LEVEL 2           LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                  $728,576          $26,451                $-        $755,027
Money Market Instruments:
  Government & U.S. Treasury Money Market Funds     5,658                -                 -           5,658
------------------------------------------------------------------------------------------------------------
Total                                            $734,234          $26,451                $-        $760,685
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                         TRANSFERS                    TRANSFERS                    TRANSFERS
                                     INTO (OUT OF)                INTO (OUT OF)                INTO (OUT OF)
ASSETS ($ IN 000s)                         LEVEL 1                      LEVEL 2                      LEVEL 3
------------------------------------------------------------------------------------------------------------
Common Stocks(I)                          $(20,245)                     $20,245                           $-
------------------------------------------------------------------------------------------------------------
Total                                     $(20,245)                     $20,245                           $-
------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 37.6% of net assets at January 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Securities with a value of $26,451,000 which represented 3.5% of the Fund's net assets, were classified as Level 2 at January 31, 2017, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $600,653)                                    $760,685
   Cash denominated in foreign currencies (identified cost of $88)                                        90
   Receivables:
       Capital shares sold                                                                               333
       USAA Asset Management Company (Note 6D)                                                             1
       Dividends and interest                                                                            701
                                                                                                    --------
           Total assets                                                                              761,810
                                                                                                    --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                           344
   Unrealized depreciation on foreign currency contracts held, at value                                    1
   Accrued management fees                                                                               508
   Accrued transfer agent's fees                                                                          28
   Other accrued expenses and payables                                                                   112
                                                                                                    --------
           Total liabilities                                                                             993
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $760,817
                                                                                                    ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                  $660,121
   Overdistribution of net investment income                                                          (1,094)
   Accumulated net realized loss on investments                                                      (58,233)
   Net unrealized appreciation of investments                                                        160,032
   Net unrealized depreciation of foreign currency translations                                           (9)
                                                                                                    --------
               Net assets applicable to capital shares outstanding                                  $760,817
                                                                                                    ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $755,636/71,891
           capital shares outstanding, no par value)                                                $  10.51
                                                                                                    ========
       Institutional Shares (net assets of $5,181/492
           capital shares outstanding, no par value)                                                $  10.53
                                                                                                    ========

See accompanying notes to financial statements.

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $239)                                                 $ 7,780
   Interest                                                                                                8
                                                                                                     -------
       Total income                                                                                    7,788
                                                                                                     -------
EXPENSES
   Management fees                                                                                     2,918
   Administration and servicing fees:
       Fund Shares                                                                                       551
       Institutional Shares                                                                                2
   Transfer agent's fees:
       Fund Shares                                                                                       794
       Institutional Shares                                                                                2
   Custody and accounting fees:
       Fund Shares                                                                                        84
       Institutional Shares                                                                                1
   Postage:
       Fund Shares                                                                                        52
   Shareholder reporting fees:
       Fund Shares                                                                                        27
   Trustees' fees                                                                                         15
   Registration fees:
       Fund Shares                                                                                        18
       Institutional Shares                                                                               12
   Professional fees                                                                                      73
   Other                                                                                                   9
                                                                                                     -------
           Total expenses                                                                              4,558
   Expenses reimbursed:
       Institutional Shares                                                                               (9)
                                                                                                     -------
           Net expenses                                                                                4,549
                                                                                                     -------
NET INVESTMENT INCOME                                                                                  3,239
                                                                                                     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                                    35,641
       Foreign currency transactions                                                                    (121)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                    10,533
       Foreign currency translations                                                                       4
                                                                                                     -------
           Net realized and unrealized gain                                                           46,057
                                                                                                     -------
   Increase in net assets resulting from operations                                                  $49,296
                                                                                                     =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

------------------------------------------------------------------------------------------------------------
                                                                                      1/31/2017    7/31/2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                               $  3,239     $  9,907
   Net realized gain on investments                                                      35,641        7,077
   Net realized loss on foreign currency transactions                                      (121)         (73)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                       10,533      (23,918)
       Foreign currency translations                                                          4           39
                                                                                       ---------------------
       Increase (decrease) in net assets resulting from operations                       49,296       (6,968)
                                                                                       ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                      (10,724)      (8,090)
       Institutional Shares*                                                                (68)         (57)
                                                                                       ---------------------
           Distributions to shareholders                                                (10,792)      (8,147)
                                                                                       ---------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                           (3,953)     (24,401)
   Institutional Shares*                                                                     18        5,000
                                                                                       ---------------------
       Total net decrease in net assets from capital share transactions                  (3,935)     (19,401)
                                                                                       ---------------------
   Net increase (decrease) in net assets                                                 34,569      (34,516)

NET ASSETS
   Beginning of period                                                                  726,248      760,764
                                                                                       ---------------------
   End of period                                                                       $760,817     $726,248
                                                                                       =====================
Accumulated undistributed (overdistribution of) net investment income:
   End of period                                                                       $ (1,094)    $  6,459
                                                                                       =====================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

        average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

    of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $3,000, which represents 1.0% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At July 31, 2016, the Fund had pre-enactment capital loss carryforwards of $90,603,000, and no post-enactment capital loss carryforward, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $149,421,000 and $157,900,000, respectively.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $182,119,000 and $22,087,000, respectively, resulting in net unrealized appreciation of $160,032,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                               SIX-MONTH
                                                             PERIOD ENDED                      YEAR ENDED
                                                            JANUARY 31, 2017                  JULY 31, 2016
----------------------------------------------------------------------------------------------------------------
                                                         SHARES         AMOUNT           SHARES          AMOUNT
                                                         -------------------------------------------------------
FUND SHARES:
Shares sold                                               3,662        $ 37,516           7,164        $  68,136
Shares issued from reinvested dividends                   1,019          10,651             832            8,028
Shares redeemed                                          (5,113)        (52,120)        (10,565)        (100,565)
                                                         -------------------------------------------------------
Net decrease from capital share transactions               (432)       $ (3,953)         (2,569)       $ (24,401)
                                                         =======================================================
INSTITUTIONAL SHARES (COMMENCED ON AUGUST 7, 2015):
Shares sold                                                   2        $     18             490        $   5,000
Shares issued from reinvested dividends                       -*              -*              -                -
Shares redeemed                                               -               -               -                -
                                                         -------------------------------------------------------
Net increase from capital share transactions                  2        $     18             490        $   5,000
                                                         =======================================================

*Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share classes are calculated over a rolling 36-month period.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $2,918,000, which included a performance adjustment for the Fund Shares and the Institutional Shares of $144,000 and less than $500, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.04% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with QS Investors LLC, (QS Investors), under which QS Investors directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average net assets that QS Investors manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $778,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    incurred administration and servicing fees, paid or payable to the Manager, of $551,000 and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $8,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017, the Institutional Shares incurred reimbursable expenses of $9,000, of which $1,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $794,000 and $2,000, respectively.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 490,000 Institutional Shares, which represents 99.7% of the Institutional Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                        SIX-MONTH
                                      PERIOD ENDED
                                       JANUARY 31,                    YEAR ENDED JULY 31,
                                      ----------------------------------------------------------------------
                                          2017         2016         2015        2014        2013        2012
                                      ----------------------------------------------------------------------
Net asset value at
  beginning of period                 $   9.97     $  10.16     $   9.31    $   8.00    $   6.44    $   6.91
                                      ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                    .05          .13          .12         .12         .10         .10
  Net realized and
    unrealized gain (loss)                 .64         (.21)         .88        1.28        1.56        (.48)
                                      ----------------------------------------------------------------------
Total from investment operations           .69         (.08)        1.00        1.40        1.66        (.38)
                                      ----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.15)        (.11)        (.15)       (.09)       (.10)       (.09)
                                      ----------------------------------------------------------------------
Net asset value at end of period      $  10.51     $   9.97     $  10.16    $   9.31    $   8.00    $   6.44
                                      ======================================================================

Total return (%)*                         6.94         (.76)       10.79       17.55       26.00       (5.45)
Net assets at end of period (000)     $755,636     $721,357     $760,764    $706,918    $642,927    $568,904
Ratios to average
  net assets:**
  Expenses (%)(a)                         1.23(c)      1.24         1.23(b)     1.28        1.30        1.30
  Expenses, excluding
    reimbursements (%)(a)                 1.23(c)      1.24         1.23        1.28        1.34        1.38
  Net investment income (%)                .88(c)      1.39          .95        1.41        1.40        1.43
Portfolio turnover (%)                      21           24           38          36(d)       83         100

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $728,611,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows
                                             -            -            -           -        (.00%)(+)   (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                             SIX-MONTH
                                                                           PERIOD ENDED         PERIOD ENDED
                                                                            JANUARY 31,            JULY 31,
                                                                           ---------------------------------
                                                                                2017                 2016***
                                                                           ---------------------------------
Net asset value at beginning of period                                        $ 9.98               $10.20
                                                                              ---------------------------
Income (loss) from investment operations:
  Net investment income                                                          .05                  .14
  Net realized and unrealized gain (loss)                                        .64                 (.24)
                                                                              ---------------------------
Total from investment operations                                                 .69                 (.10)
                                                                              ---------------------------
Less distributions from:
  Net investment income                                                         (.14)                (.12)
                                                                              ---------------------------
Net asset value at end of period                                              $10.53               $ 9.98
                                                                              ===========================
Total return (%)*                                                               6.91                 (.99)
Net assets at end of period (000)                                             $5,181               $4,891
Ratios to average net assets:**
  Expenses (%)(a)                                                               1.10                 1.10
  Expenses, excluding reimbursements (%)(a)                                     1.48                 1.48
  Net investment income (%)(a)                                                  1.00                 1.57
Portfolio turnover (%)                                                            21                   24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $5,000,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                             EXPENSES PAID
                                                    BEGINNING             ENDING             DURING PERIOD*
                                                 ACCOUNT VALUE        ACCOUNT VALUE         AUGUST 1, 2016 -
                                                 AUGUST 1, 2016      JANUARY 31, 2017       JANUARY 31, 2017
                                                 -----------------------------------------------------------
FUND SHARES
Actual                                             $1,000.00             $1,069.40                $6.42

Hypothetical
  (5% return before expenses)                       1,000.00              1,019.00                 6.26

INSTITUTIONAL SHARES
Actual                                              1,000.00              1,069.10                 5.74

Hypothetical
  (5% return before expenses)                       1,000.00              1,019.66                 5.60

*Expenses are equal to the annualized expense ratio of 1.23% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.94% for Fund Shares and 6.91% for Institutional Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   36843-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA FIRST START GROWTH FUND
         JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      28

    Notes to Financial Statements                                             31

EXPENSE EXAMPLE                                                               43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202738-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND), SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund intends to invest primarily in equity securities, but may also invest in bonds and money market instruments, as market conditions warrant. The Fund expects its typical asset allocation to be approximately 70% equities and 30% fixed-income securities. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade, but limits its investments in below-investment-grade securities to no more than 10% of its net assets.

The Fund's investments also may include real estate investment trusts, investments that provide exposure to commodities (such as ETFs or natural resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

The Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    ARNOLD J. ESPE, CFA                     LANCE HUMPHREY, CFA
    WASIF A. LATIF                          JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The global financial markets experienced elevated volatility and a wide dispersion in returns during the reporting period ended January 31, 2017. The primary cause for the unusual investment backdrop was, of course, Donald Trump's unexpected victory in the U.S. presidential election. Ahead of the presidential vote, most market segments traded in a narrow range as investors positioned for a continuation of the political environment that had been in place throughout the Obama administration. As a result, President Trump's surprising win fueled a sudden, and significant, change in expectations. The markets quickly priced in a shift toward more growth-oriented economic policies, including reduced regulation, lower corporate tax rates, and higher infrastructure spending.

    The sudden change in the outlook influenced performance across the investment spectrum. Investment-grade bond yields surged, as prices fell, reflecting concerns that the Federal Reserve (the Fed) would need to take a more aggressive approach to raising interest rates in 2017. At the same time, the improving outlook for growth enabled high-yield bonds to post a healthy gain and outpace investment-grade issues by a substantial margin.

    U.S. equities also powered higher on the news, with the most impressive returns reserved for financials, cyclical stocks, and other

================================================================================

2  | USAA FIRST START GROWTH FUND

================================================================================

    sectors seen as being in the best position to benefit from a Trump presidency. Small-cap stocks performed particularly well due to their larger domestic focus, delivering a return more than double that of large caps.

    Developed and emerging markets both finished with solid gains thanks to the improving growth outlook and the general strengthening of investor sentiment. However, both categories trailed the U.S. market due to the impact of currency translation. The U.S. dollar surged in the aftermath of the presidential election, which hindered foreign market returns for U.S.-based investors.

o HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2017, the Fund had a total return of 2.88%. This compares to total returns of 4.95% for the MSCI All-Country World Index, 3.01% for the First Start Growth Composite Index, and 3.28% for the Lipper Flexible Portfolio Funds Index.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's approach to asset allocation enabled it to generate a positive return during the reporting period. We believe the Fund's favorable results help illustrate the value of our broadly diversified approach. While news events contributed to above-average market volatility and widely divergent returns among the major asset classes, the Fund's diversification allowed it to experience a "smoother ride" overall. In short, the impact of having exposure across all of the major asset categories helped offset the volatility of each individual group - an illustration of the potential value in our broad-based approach.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's portfolio of large-cap, blue-chip U.S. stocks generated positive performance and participated in the broader rally during the reporting period. We believe our emphasis on fundamentally sound, reasonably valued large-cap companies remains a prudent long-term strategy.

    The Fund's allocation to developed-market international equities also contributed to absolute returns, although not to the extent of the domestic portfolio. We see latitude for longer-term outperformance for the non-U.S. markets based on the stimulative central bank policies in Europe and Japan, together with foreign stocks' low valuations compared to the United States. In addition, the weakness in global currencies--though a headwind to investment returns in recent months--can benefit foreign companies by making their products and services more competitive in the global marketplace.

    The Fund's position in emerging-market stocks also contributed to returns during the reporting period. While concerns about Fed policy and the possibility of increasing protectionism in the United States led to higher volatility in recent months, we continue to believe the asset class offers a compelling long-term opportunity on the basis of its attractive valuations and the potential for superior earnings growth.

    The Fund's actively managed bond portfolio posted a negative return. While the Fund generated positive results from our investments in higher-yielding corporate debt, the gains were offset by our weighting in longer-term U.S. Treasuries. Still, we see multiple benefits from owning longer-term U.S. Treasuries. In addition to offsetting the credit risk of our positions in corporate bonds, they represent a potential hedge against a scenario of weaker-than-expected economic growth. Additionally, we believe U.S. Treasuries may be an attractive contrarian investment at a time in which the asset class has been out of favor with investors.

    The investment backdrop offers a mixed picture for investors at the close of the reporting period. We believe that the U.S. economy

================================================================================

4  | USAA FIRST START GROWTH FUND

================================================================================

    remains robust, and expectations for growth have improved in the wake of the election. Although the Trump administration needs to follow through on its promises in order to avoid disappointing the markets, the potential for lower taxes, reduced regulation, and the increased infrastructure spending all represent possible tailwinds. At the same time, potential sources of volatility include global political uncertainty, questions about U.S. trade policy, and the possibility that the Fed may begin to raise interest rates more aggressively.

    Our response to this uncertainty is to do what we have always done: maintain diversification, stay focused on the long-term picture, and emphasize undervalued asset classes. We believe this steady approach-- rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is well suited to a highly uncertain investment environment.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Exchange-Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND)
(Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                                1/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                  $398.0 Million       $389.5 Million
Net Asset Value Per Share                       $12.64               $12.65

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*            1 YEAR           5 YEARS            10 YEARS
         2.88%                  11.62%            7.66%               5.21%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                          10 YEARS
    5.43%                           8.27%                             5.16%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.83%         AFTER REIMBURSEMENT      1.44%

               (includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Fund is lower than 1.38%, the Fund will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA FIRST START GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                             LIPPER FLEXIBLE
                  USAA FIRST START     FIRST START GROWTH      PORTFOLIO       MSCI ALL-COUNTRY
                    GROWTH FUND          COMPOSITE INDEX      FUNDS INDEX        WORLD INDEX
 1/31/2007          $10,000.00             $10,000.00         $10,000.00         $10,000.00
 2/28/2007            9,896.00              10,001.68           9,960.95           9,947.36
 3/31/2007            9,972.00              10,123.20          10,054.47          10,146.97
 4/30/2007           10,284.00              10,432.37          10,368.11          10,596.29
 5/31/2007           10,483.00              10,642.26          10,601.42          10,912.29
 6/30/2007           10,351.00              10,564.40          10,553.34          10,880.24
 7/31/2007           10,142.00              10,423.74          10,446.53          10,714.10
 8/31/2007           10,199.00              10,470.81          10,439.43          10,684.45
 9/30/2007           10,483.00              10,849.05          10,850.91          11,258.02
10/31/2007           10,645.00              11,129.15          11,139.76          11,697.22
11/30/2007           10,322.00              10,814.90          10,876.06          11,180.05
12/31/2007           10,270.00              10,752.31          10,828.40          11,056.29
 1/31/2008            9,769.00              10,256.97          10,476.45          10,150.72
 2/29/2008            9,644.00              10,231.28          10,410.20          10,179.37
 3/31/2008            9,528.00              10,154.82          10,271.74          10,030.07
 4/30/2008            9,721.00              10,536.31          10,642.39          10,589.56
 5/31/2008            9,894.00              10,658.69          10,810.95          10,755.14
 6/30/2008            9,413.00              10,061.02          10,325.31           9,872.00
 7/31/2008            9,307.00               9,909.74          10,130.05           9,615.64
 8/31/2008            9,355.00               9,865.66          10,095.42           9,408.38
 9/30/2008            8,671.00               9,021.88           9,149.62           8,232.51
10/31/2008            7,447.00               7,676.64           7,742.59           6,601.24
11/30/2008            6,937.00               7,338.89           7,306.43           6,167.56
12/31/2008            7,095.00               7,602.42           7,577.85           6,391.08
 1/31/2009            6,676.00               7,137.56           7,256.27           5,845.04
 2/28/2009            6,227.00               6,625.50           6,766.77           5,272.74
 3/31/2009            6,566.00               7,035.23           7,215.12           5,707.06
 4/30/2009            7,215.00               7,652.32           7,792.95           6,380.75
 5/31/2009            7,804.00               8,143.07           8,289.20           7,016.52
 6/30/2009            8,003.00               8,145.87           8,153.15           6,977.18
 7/31/2009            8,433.00               8,673.17           8,816.69           7,591.37
 8/31/2009            8,762.00               8,938.49           9,031.51           7,862.87
 9/30/2009            9,211.00               9,259.89           9,414.46           8,223.60
10/31/2009            9,231.00               9,150.05           9,267.55           8,096.52
11/30/2009            9,450.00               9,472.05           9,662.88           8,429.51
12/31/2009            9,695.00               9,612.45           9,788.12           8,604.07
 1/31/2010            9,643.00               9,383.31           9,532.25           8,232.23
 2/28/2010            9,818.00               9,530.15           9,697.35           8,337.10
 3/31/2010           10,210.00               9,963.28          10,170.74           8,873.45
 4/30/2010           10,293.00              10,078.64          10,325.63           8,888.38
 5/31/2010            9,870.00               9,459.99           9,731.80           8,045.71
 6/30/2010            9,550.00               9,251.25           9,415.09           7,797.84
 7/31/2010           10,035.00               9,790.27           9,920.91           8,432.34
 8/31/2010            9,757.00               9,565.20           9,684.86           8,137.56
 9/30/2010           10,489.00              10,214.56          10,300.47           8,916.04
10/31/2010           10,788.00              10,500.81          10,639.93           9,238.28
11/30/2010           10,736.00              10,396.20          10,631.69           9,032.73
12/31/2010           11,224.00              10,907.31          11,051.80           9,694.18
 1/31/2011           11,372.00              11,042.49          11,282.70           9,846.31
 2/28/2011           11,731.00              11,295.39          11,510.50          10,133.03
 3/31/2011           11,900.00              11,317.43          11,562.82          10,122.91
 4/30/2011           12,248.00              11,660.67          11,890.80          10,537.06
 5/31/2011           12,121.00              11,550.60          11,787.67          10,310.56
 6/30/2011           11,963.00              11,396.01          11,616.00          10,148.10
 7/31/2011           11,773.00              11,315.22          11,522.34           9,982.88
 8/31/2011           11,055.00              10,806.86          11,018.04           9,253.64
 9/30/2011           10,337.00              10,109.40          10,278.19           8,379.98
10/31/2011           11,129.00              10,905.04          11,132.11           9,277.83
11/30/2011           11,023.00              10,721.57          10,961.86           9,000.11
12/31/2011           10,971.00              10,758.41          10,923.93           8,981.92
 1/31/2012           11,490.00              11,226.88          11,427.41           9,504.19
 2/29/2012           11,879.00              11,603.47          11,787.21           9,982.38
 3/31/2012           12,019.00              11,689.93          11,896.05          10,048.65
 4/30/2012           11,943.00              11,653.28          11,867.44           9,933.77
 5/31/2012           11,284.00              11,003.26          11,235.61           9,043.13
 6/30/2012           11,641.00              11,368.38          11,551.74           9,489.76
 7/31/2012           11,749.00              11,518.79          11,693.59           9,619.67
 8/31/2012           11,998.00              11,711.15          11,934.13           9,828.83
 9/30/2012           12,289.00              11,963.76          12,192.85          10,138.40
10/31/2012           12,300.00              11,893.76          12,108.73          10,070.83
11/30/2012           12,397.00              11,993.97          12,214.80          10,199.61
12/31/2012           12,605.00              12,168.65          12,381.36          10,430.64
 1/31/2013           13,047.00              12,563.21          12,761.71          10,911.16
 2/28/2013           13,102.00              12,609.31          12,774.74          10,909.46
 3/31/2013           13,377.00              12,828.58          12,987.76          11,108.93
 4/30/2013           13,653.00              13,086.19          13,167.08          11,426.29
 5/31/2013           13,664.00              13,048.86          13,161.27          11,394.94
 6/30/2013           13,355.00              12,749.60          12,858.85          11,061.88
 7/31/2013           13,852.00              13,196.48          13,328.29          11,591.44
 8/31/2013           13,532.00              12,973.60          13,116.28          11,349.94
 9/30/2013           13,940.00              13,450.22          13,577.15          11,936.18
10/31/2013           14,359.00              13,853.43          13,960.58          12,415.92
11/30/2013           14,613.00              13,992.47          14,093.40          12,591.76
12/31/2013           14,822.00              14,164.05          14,306.10          12,808.99
 1/31/2014           14,426.00              13,884.45          14,065.40          12,296.62
 2/28/2014           14,981.00              14,389.02          14,598.17          12,890.64
 3/31/2014           15,105.00              14,426.55          14,584.84          12,947.96
 4/30/2014           15,253.00              14,524.28          14,607.10          13,071.22
 5/31/2014           15,547.00              14,774.35          14,898.62          13,349.23
 6/30/2014           15,740.00              15,006.42          15,163.54          13,600.57
 7/31/2014           15,536.00              14,820.90          14,939.94          13,435.62
 8/31/2014           15,898.00              15,141.00          15,246.45          13,732.42
 9/30/2014           15,581.00              14,750.51          14,884.79          13,287.10
10/31/2014           15,785.00              14,925.66          14,976.18          13,380.65
11/30/2014           16,000.00              15,109.96          15,109.10          13,604.46
12/31/2014           15,845.00              14,950.99          14,923.37          13,341.94
 1/31/2015           15,712.00              14,865.96          14,906.97          13,133.35
 2/28/2015           16,295.00              15,404.14          15,318.61          13,864.50
 3/31/2015           16,186.00              15,284.13          15,143.71          13,649.67
 4/30/2015           16,258.00              15,524.97          15,326.52          14,045.71
 5/31/2015           16,319.00              15,545.64          15,359.29          14,027.38
 6/30/2015           15,991.00              15,270.97          15,074.67          13,697.15
 7/31/2015           16,149.00              15,363.92          15,152.59          13,816.10
 8/31/2015           15,323.00              14,658.00          14,529.16          12,868.99
 9/30/2015           14,983.00              14,327.60          14,165.43          12,402.76
10/31/2015           15,833.00              15,084.75          14,850.03          13,376.19
11/30/2015           15,797.00              15,009.88          14,771.91          13,265.74
12/31/2015           15,478.00              14,798.60          14,546.53          13,026.50
 1/31/2016           14,891.00              14,222.93          14,002.38          12,240.86
 2/29/2016           14,788.00              14,205.86          13,998.09          12,156.66
 3/31/2016           15,503.00              15,001.39          14,681.78          13,057.56
 4/30/2016           15,593.00              15,190.41          14,883.93          13,250.31
 5/31/2016           15,670.00              15,248.13          14,927.88          13,267.01
 6/30/2016           15,657.00              15,292.35          14,968.48          13,186.70
 7/31/2016           16,155.00              15,777.12          15,417.54          13,754.96
 8/31/2016           16,206.00              15,807.10          15,458.82          13,801.24
 9/30/2016           16,282.00              15,882.97          15,552.72          13,885.80
10/31/2016           16,065.00              15,630.43          15,347.83          13,650.10
11/30/2016           16,091.00              15,700.77          15,406.49          13,753.83
12/31/2016           16,318.00              15,955.12          15,587.45          14,050.95
 1/31/2017           16,621.00              16,252.24          15,923.19          14,435.17

                                   [END CHART]

                          Data from 1/31/07 to 1/31/17.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (40%), the MSCI ACWI ex USA IMI (27%) Net, the Bloomberg Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return Index (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged MSCI All-Country World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Vanguard FTSE Developed Markets ETF** ...................................  7.5%
iShares Core MSCI EAFE ETF** ............................................  5.0%
iShares MSCI EAFE ETF** .................................................  4.6%
iShares Core MSCI Emerging Markets ETF** ................................  4.5%
U.S. Treasury Bond, 3.13%, 8/15/2044 ....................................  2.4%
Freddie Mac, 3.00%, 6/01/2046 ...........................................  2.1%
iShares Currency Hedged MSCI EAFE ETF** .................................  2.0%
Freddie Mac, 3.50%, 4/01/2046 ...........................................  1.9%
Alphabet, Inc. "A" ......................................................  1.3%
Schwab Fundamental International Large Co. Index ETF** ..................  1.3%

*Does not include money market instruments.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-23.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                          o ASSET ALLOCATION - 1/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMON STOCKS                                                       35.1%
EXCHANGE-TRADED FUNDS*                                              34.5%
U.S. TREASURY SECURITIES                                             7.9%
MONEY MARKET INSTRUMENTS                                             7.3%
CORPORATE OBLIGATIONS                                                5.9%
U.S. GOVERNMENT AGENCY ISSUES                                        4.7%
COMMERCIAL MORTGAGE SECURITIES                                       1.6%
PREFERRED STOCKS                                                     1.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                     0.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                    0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                  0.2%
ASSET-BACKED SECURITIES                                              0.1%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (71.1%)

              COMMON STOCKS (35.1%)

              CONSUMER DISCRETIONARY (3.6%)
              -----------------------------
              ADVERTISING (0.2%)
     8,250    Omnicom Group, Inc.                                                                         $    707
                                                                                                          --------
              APPAREL RETAIL (0.4%)
    23,650    TJX Companies, Inc.                                                                            1,772
                                                                                                          --------
              AUTO PARTS & EQUIPMENT (0.5%)
    41,950    Magna International, Inc.                                                                      1,816
                                                                                                          --------
              BROADCASTING (0.2%)
    10,450    CBS Corp. "B"                                                                                    674
                                                                                                          --------
              GENERAL MERCHANDISE STORES (0.1%)
     8,600    Target Corp.                                                                                     554
                                                                                                          --------
              HOME IMPROVEMENT RETAIL (0.6%)
    17,000    Home Depot, Inc.                                                                               2,339
                                                                                                          --------
              HOMEBUILDING (0.2%)
    22,080    CalAtlantic Group, Inc.                                                                          770
                                                                                                          --------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
    14,300    Norwegian Cruise Line Holdings Ltd.*                                                             672
     5,200    Royal Caribbean Cruises Ltd.                                                                     487
                                                                                                          --------
                                                                                                             1,159
                                                                                                          --------
              INTERNET RETAIL (0.7%)
     3,300    Amazon.com, Inc.*                                                                              2,717
                                                                                                          --------
              MOVIES & ENTERTAINMENT (0.1%)
     4,350    Time Warner, Inc.                                                                                421
                                                                                                          --------
              SPECIALTY STORES (0.3%)
     4,900    Ulta Salon, Cosmetics & Fragrance, Inc.*                                                       1,334
                                                                                                          --------
              Total Consumer Discretionary                                                                  14,263
                                                                                                          --------
              CONSUMER STAPLES (3.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
    18,250    Bunge Ltd.                                                                                     1,263
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.8%)
    15,510    CVS Health Corp.                                                                            $  1,222
    22,930    Walgreens Boots Alliance, Inc.                                                                 1,879
                                                                                                          --------
                                                                                                             3,101
                                                                                                          --------
              FOOD RETAIL (0.1%)
    14,140    Kroger Co.                                                                                       480
                                                                                                          --------
              HOUSEHOLD PRODUCTS (0.4%)
    19,210    Procter & Gamble Co.                                                                           1,683
                                                                                                          --------
              HYPERMARKETS & SUPER CENTERS (0.6%)
    33,800    Wal-Mart Stores, Inc.                                                                          2,256
                                                                                                          --------
              PACKAGED FOODS & MEAT (0.5%)
    31,400    Blue Buffalo Pet Products, Inc.*                                                                 761
    12,700    Kraft Heinz Co.                                                                                1,134
                                                                                                          --------
                                                                                                             1,895
                                                                                                          --------
              SOFT DRINKS (0.7%)
    16,700    Coca-Cola Co.                                                                                    694
    22,100    PepsiCo, Inc.                                                                                  2,294
                                                                                                          --------
                                                                                                             2,988
                                                                                                          --------
              Total Consumer Staples                                                                        13,666
                                                                                                          --------
              ENERGY (2.7%)
              -------------
              INTEGRATED OIL & GAS (0.8%)
     5,350    Chevron Corp.                                                                                    596
    38,090    Occidental Petroleum Corp.                                                                     2,581
                                                                                                          --------
                                                                                                             3,177
                                                                                                          --------
              OIL & GAS DRILLING (0.0%)
       200    Patterson-UTI Energy, Inc.                                                                         6
                                                                                                          --------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
    13,450    Halliburton Co.                                                                                  761
    10,800    Schlumberger Ltd.                                                                                904
                                                                                                          --------
                                                                                                             1,665
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
    72,620    Antero Resources Corp.*                                                                        1,773
    17,900    Cabot Oil & Gas Corp.                                                                            384
     1,250    Cimarex Energy Co.                                                                               169
    46,270    ConocoPhillips                                                                                 2,256
    12,500    EOG Resources, Inc.                                                                            1,270
                                                                                                          --------
                                                                                                             5,852
                                                                                                          --------
              Total Energy                                                                                  10,700
                                                                                                          --------

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (5.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    42,520    Bank of New York Mellon Corp.                                                               $  1,902
                                                                                                          --------
              CONSUMER FINANCE (0.8%)
    93,000    Synchrony Financial                                                                            3,331
                                                                                                          --------
              DIVERSIFIED BANKS (2.5%)
   174,320    Bank of America Corp.                                                                          3,946
    16,280    Citigroup, Inc.                                                                                  909
    35,850    JPMorgan Chase & Co.                                                                           3,034
    37,600    U.S. Bancorp                                                                                   1,980
                                                                                                          --------
                                                                                                             9,869
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.3%)
    18,400    Allstate Corp.                                                                                 1,384
    12,400    Chubb Ltd.                                                                                     1,630
    28,900    Progressive Corp.                                                                              1,082
    30,500    XL Group Ltd.                                                                                  1,146
                                                                                                          --------
                                                                                                             5,242
                                                                                                          --------
              REGIONAL BANKS (0.7%)
    84,730    KeyCorp                                                                                        1,523
     9,700    PNC Financial Services Group, Inc.                                                             1,168
                                                                                                          --------
                                                                                                             2,691
                                                                                                          --------
              SPECIALIZED FINANCE (0.1%)
     3,100    CME Group, Inc.                                                                                  376
                                                                                                          --------
              Total Financials                                                                              23,411
                                                                                                          --------
              HEALTH CARE (4.4%)
              ------------------
              BIOTECHNOLOGY (1.1%)
    40,800    AbbVie, Inc.                                                                                   2,493
     3,200    Amgen, Inc.                                                                                      501
       900    Biogen, Inc.*                                                                                    250
    17,430    Gilead Sciences, Inc.                                                                          1,263
                                                                                                          --------
                                                                                                             4,507
                                                                                                          --------
              HEALTH CARE EQUIPMENT (0.9%)
    26,010    Hologic, Inc.*                                                                                 1,054
    36,080    Medtronic plc                                                                                  2,743
                                                                                                          --------
                                                                                                             3,797
                                                                                                          --------
              LIFE SCIENCES TOOLS & SERVICES (0.5%)
    12,500    Thermo Fisher Scientific, Inc.                                                                 1,905
                                                                                                          --------
              MANAGED HEALTH CARE (0.7%)
    16,200    UnitedHealth Group, Inc.                                                                       2,626
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (1.2%)
     4,080    Allergan plc*                                                                               $    893
    19,150    Johnson & Johnson                                                                              2,169
    20,660    Merck & Co., Inc.                                                                              1,281
    14,720    Pfizer, Inc.                                                                                     467
                                                                                                          --------
                                                                                                             4,810
                                                                                                          --------
              Total Health Care                                                                             17,645
                                                                                                          --------
              INDUSTRIALS (3.7%)
              ------------------
              AEROSPACE & DEFENSE (1.1%)
     4,130    Boeing Co.                                                                                       675
       700    Lockheed Martin Corp.                                                                            176
    29,500    Spirit AeroSystems Holdings, Inc. "A"                                                          1,771
    16,500    United Technologies Corp.                                                                      1,810
                                                                                                          --------
                                                                                                             4,432
                                                                                                          --------
              AIR FREIGHT & LOGISTICS (0.4%)
     9,000    FedEx Corp.                                                                                    1,702
                                                                                                          --------
              AIRLINES (0.4%)
    29,830    Southwest Airlines Co.                                                                         1,560
                                                                                                          --------
              BUILDING PRODUCTS (0.1%)
    12,750    Masco Corp.                                                                                      420
                                                                                                          --------
              CONSTRUCTION & ENGINEERING (0.3%)
    28,960    AECOM*                                                                                         1,069
                                                                                                          --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     9,900    Wabtec Corp.                                                                                     858
                                                                                                          --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     6,000    Eaton Corp. plc                                                                                  425
                                                                                                          --------
              INDUSTRIAL CONGLOMERATES (0.9%)
     7,720    Carlisle Companies, Inc.                                                                         843
    83,846    General Electric Co.                                                                           2,490
                                                                                                          --------
                                                                                                             3,333
                                                                                                          --------
              RAILROADS (0.2%)
     9,130    Kansas City Southern                                                                             784
                                                                                                          --------
              Total Industrials                                                                             14,583
                                                                                                          --------
              INFORMATION TECHNOLOGY (8.5%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.5%)
    72,100    Cisco Systems, Inc.                                                                            2,215
                                                                                                          --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
     7,540    MasterCard, Inc. "A"                                                                        $    802
    42,500    Visa, Inc. "A"                                                                                 3,515
                                                                                                          --------
                                                                                                             4,317
                                                                                                          --------
              INTERNET SOFTWARE & SERVICES (1.6%)
     6,590    Alphabet, Inc. "A"*                                                                            5,405
     8,080    Facebook, Inc. "A"*                                                                            1,053
                                                                                                          --------
                                                                                                             6,458
                                                                                                          --------
              SEMICONDUCTOR EQUIPMENT (0.6%)
    24,150    Applied Materials, Inc.                                                                          827
    13,160    Lam Research Corp.                                                                             1,512
                                                                                                          --------
                                                                                                             2,339
                                                                                                          --------
              SEMICONDUCTORS (0.9%)
     2,500    Broadcom Ltd.                                                                                    499
    29,030    Maxim Integrated Products, Inc.                                                                1,291
     3,800    NXP Semiconductors N.V.*                                                                         372
    15,050    QUALCOMM, Inc.                                                                                   804
     6,750    Texas Instruments, Inc.                                                                          510
                                                                                                          --------
                                                                                                             3,476
                                                                                                          --------
              SYSTEMS SOFTWARE (2.0%)
    80,350    Microsoft Corp.                                                                                5,195
    65,700    Oracle Corp.                                                                                   2,635
                                                                                                          --------
                                                                                                             7,830
                                                                                                          --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
    38,960    Apple, Inc.                                                                                    4,728
    57,680    HP, Inc.                                                                                         868
    19,300    Western Digital Corp.                                                                          1,538
                                                                                                          --------
                                                                                                             7,134
                                                                                                          --------
              Total Information Technology                                                                  33,769
                                                                                                          --------
              MATERIALS (0.7%)
              ----------------
              DIVERSIFIED CHEMICALS (0.3%)
    21,400    Dow Chemical Co.                                                                               1,276
                                                                                                          --------
              GOLD (0.1%)
    19,672    Hycroft Mining Corp.*(a),(b)                                                                       4
     7,800    Newmont Mining Corp.                                                                             283
                                                                                                          --------
                                                                                                               287
                                                                                                          --------
              PAPER PACKAGING (0.2%)
    10,350    Packaging Corp. of America                                                                       954
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (0.1%)
     2,850    Ecolab, Inc.                                                                                $    343
                                                                                                          --------
              Total Materials                                                                                2,860
                                                                                                          --------
              REAL ESTATE (0.3%)
              ------------------
              REITs - OFFICE (0.1%)
     3,140    Boston Properties, Inc.                                                                          411
                                                                                                          --------
              REITs - RETAIL (0.1%)
     2,600    Simon Property Group, Inc.                                                                       478
                                                                                                          --------
              REITs - SPECIALIZED (0.1%)
     1,050    Public Storage                                                                                   226
                                                                                                          --------
              Total Real Estate                                                                              1,115
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
    51,900    AT&T, Inc.                                                                                     2,188
                                                                                                          --------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    32,500    Vodafone Group plc ADR                                                                           809
                                                                                                          --------
              Total Telecommunication Services                                                               2,997
                                                                                                          --------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
    19,250    American Electric Power Co., Inc.                                                              1,233
    10,000    Duke Energy Corp.                                                                                785
    14,950    Edison International                                                                           1,090
    10,450    NextEra Energy, Inc.                                                                           1,293
                                                                                                          --------
                                                                                                             4,401
                                                                                                          --------
              MULTI-UTILITIES (0.1%)
     3,100    Sempra Energy                                                                                    317
                                                                                                          --------
              Total Utilities                                                                                4,718
                                                                                                          --------
              Total Common Stocks (cost: $114,927)                                                         139,727
                                                                                                          --------

              PREFERRED STOCKS (1.1%)

              CONSUMER STAPLES (0.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.6%)
    40,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                   1,143
    10,000    Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(c)                     1,052
                                                                                                          --------
                                                                                                             2,195
                                                                                                          --------
              Total Consumer Staples                                                                         2,195
                                                                                                          --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       800    Chesapeake Energy Corp., 5.75%, perpetual(c)                                                $    514
                                                                                                          --------
              FINANCIALS (0.3%)
              -----------------
              LIFE & HEALTH INSURANCE (0.2%)
    28,000    Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                       628
                                                                                                          --------
              REGIONAL BANKS (0.1%)
       500    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                          515
                                                                                                          --------
              REINSURANCE (0.0%)
       500    American Overseas Group Ltd., 4.52%, non-cumulative*(a),(b)                                      100
                                                                                                          --------
              Total Financials                                                                               1,243
                                                                                                          --------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    20,000    Qwest Corp., 6.50%                                                                               493
                                                                                                          --------
              Total Preferred Stocks (cost: $4,677)                                                          4,445
                                                                                                          --------

              EXCHANGE-TRADED FUNDS (34.5%)

              DOMESTIC EXCHANGE-TRADED FUNDS (3.0%)
    50,000    PowerShares S&P MidCap Low Volatility Portfolio                                                2,053
    50,000    PowerShares S&P SmallCap Low Volatility Portfolio                                              2,127
    15,000    Vanguard Mid-Cap ETF                                                                           2,033
    39,000    Vanguard REIT ETF                                                                              3,212
    20,000    Vanguard Small-Cap Value ETF                                                                   2,436
                                                                                                          --------
              Total Domestic Exchange-Traded Funds                                                          11,861
                                                                                                          --------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (3.1%)
    20,000    iShares iBoxx $ High Yield Corporate Bond ETF                                                  1,747
    20,000    iShares iBoxx Investment Grade Corporate Bond ETF                                              2,347
    50,000    Vanguard Short-Term Corporate Bond ETF                                                         3,981
    50,000    Vanguard Total Bond Market ETF                                                                 4,047
                                                                                                          --------
              Total Fixed-Income Exchange-Traded Funds                                                      12,122
                                                                                                          --------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (28.4%)
   356,000    iShares Core MSCI EAFE ETF                                                                    19,737
   393,824    iShares Core MSCI Emerging Markets ETF                                                        17,817
   302,000    iShares Currency Hedged MSCI EAFE ETF                                                          7,924
    16,000    iShares Edge MSCI Minimum Volatility EAFE ETF                                                  1,011
   305,771    iShares MSCI EAFE ETF                                                                         18,233
   155,000    PowerShares FTSE RAFI Emerging Markets Portfolio                                               3,015
   205,300    Schwab Fundamental International Large Co. Index ETF                                           5,323

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
   785,000    Vanguard FTSE Developed Markets ETF                                                         $ 29,736
   125,000    Vanguard FTSE Emerging Markets ETF                                                             4,730
    20,334    WisdomTree Emerging Markets SmallCap Dividend Fund                                               846
    68,000    WisdomTree Europe Hedged Equity Fund                                                           3,905
    36,637    WisdomTree India Earnings Fund                                                                   785
                                                                                                          --------
              Total International Exchange-Traded Funds                                                    113,062
                                                                                                          --------
              Total Exchange-Traded Funds (cost: $132,653)                                                 137,045
                                                                                                          --------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.4%)

              EXCHANGE-TRADED FUNDS (0.4%)
    25,000    United States Commodity Index Fund                                                             1,006
    25,000    VanEck Vectors Gold Miners ETF                                                                   598
                                                                                                          --------
              Total Exchange-Traded Funds                                                                    1,604
                                                                                                          --------
              Total Precious Metals and Commodity-Related Securities (cost: $1,678)                          1,604
                                                                                                          --------
              Total Equity Securities (cost: $253,935)                                                     282,821
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON
(000)                                                                      RATE            MATURITY
------------------------------------------------------------------------------------------------------------------
              BONDS (20.7%)

              CORPORATE OBLIGATIONS (5.9%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              FOOD RETAIL (0.1%)
$      300    BI-LO, LLC & BI-LO Finance Corp.(c)                          9.25%          2/15/2019            249
                                                                                                          --------
              ENERGY (1.0%)
              -------------
              OIL & GAS DRILLING (0.0%)
       782    Schahin II Finance Co. SPV Ltd.(c),(i)                       5.88           9/25/2023             98
                                                                                                          --------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       500    Newfield Exploration Co.                                     5.38           1/01/2026            520
                                                                                                          --------
              OIL & GAS STORAGE & TRANSPORTATION (0.8%)
     1,000    Enbridge Energy Partners, LP                                 8.05          10/01/2077            975
     1,000    Energy Transfer Partners, LP                                 4.05(d)       11/01/2066            856
     1,000    Enterprise Products Operating, LLC                           7.00(d)        6/01/2067            910
       500    Enterprise TE Partners                                       7.00(d)        6/01/2067            455
                                                                                                          --------
                                                                                                             3,196
                                                                                                          --------
              Total Energy                                                                                   3,814
                                                                                                          --------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              FINANCIALS (3.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
$      350    Ares Capital Corp.                                           3.63%          1/19/2022       $    343
       900    Prospect Capital Corp.                                       5.00           7/15/2019            926
                                                                                                          --------
                                                                                                             1,269
                                                                                                          --------
              LIFE & HEALTH INSURANCE (0.7%)
       800    Lincoln National Corp.                                       3.26(d)        5/17/2066            686
       200    Lincoln National Corp.                                       6.05(d)        4/20/2067            167
     1,000    Prudential Financial, Inc.                                   5.63           6/15/2043          1,055
     1,000    StanCorp Financial Group, Inc.                               6.90(d)        6/01/2067            832
                                                                                                          --------
                                                                                                             2,740
                                                                                                          --------
              MULTI-LINE INSURANCE (0.5%)
     1,000    Glen Meadow Pass-Through Trust(c)                            6.51(d)        2/12/2067            855
     1,000    Nationwide Mutual Insurance Co.(c)                           3.25(d)       12/15/2024            987
                                                                                                          --------
                                                                                                             1,842
                                                                                                          --------
              PROPERTY & CASUALTY INSURANCE (1.5%)
     1,000    Allstate Corp.                                               5.75           8/15/2053          1,056
     1,000    AmTrust Financial Services, Inc.                             6.13           8/15/2023          1,053
     1,000    HSB Group, Inc.                                              1.93(d)        7/15/2027            762
       750    Ironshore Holdings, Inc.(c)                                  8.50           5/15/2020            869
     1,000    Oil Insurance Ltd.(c)                                        3.98(d)                -(h)         848
       500    Progressive Corp.                                            6.70(d)        6/15/2067            496
     1,000    Travelers Companies, Inc.                                    6.25(d)        3/15/2067          1,000
                                                                                                          --------
                                                                                                             6,084
                                                                                                          --------
              REGIONAL BANKS (0.8%)
       500    Compass Bank                                                 3.88           4/10/2025            480
     1,000    Cullen/Frost Capital Trust II                                2.48(d)        3/01/2034            869
     1,000    Manufacturers & Traders Trust Co.                            1.57(d)       12/01/2021            982
     1,000    SunTrust Capital I                                           1.57(d)        5/15/2027            873
                                                                                                          --------
                                                                                                             3,204
                                                                                                          --------
              REINSURANCE (0.1%)
       500    Alterra USA Holdings Ltd.(c)                                 7.20           4/14/2017            505
                                                                                                          --------
              Total Financials                                                                              15,644
                                                                                                          --------
              HEALTH CARE (0.1%)
              ------------------
              HEALTH CARE FACILITIES (0.1%)
       300    Community Health Systems, Inc.                               6.88           2/01/2022            220
       400    HCA, Inc.                                                    4.50           2/15/2027            395
                                                                                                          --------
                                                                                                               615
                                                                                                          --------
              Total Health Care                                                                                615
                                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.1%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.1%)
$      300    Crescent Communities, LLC & Crescent Ventures, Inc.(c)       8.88%         10/15/2021       $    313
                                                                                                          --------
              UTILITIES (0.7%)
              ---------------
              ELECTRIC UTILITIES (0.5%)
       983    NextEra Energy Capital Holdings, Inc.                        6.65(d)        6/15/2067            866
     1,000    PPL Capital Funding, Inc.                                    6.70(d)        3/30/2067            925
                                                                                                          --------
                                                                                                             1,791
                                                                                                          --------
              MULTI-UTILITIES (0.2%)
       975    WEC Energy Group, Inc.                                       6.25(d)        5/15/2067            880
                                                                                                          --------
              Total Utilities                                                                                2,671
                                                                                                          --------
              Total Corporate Obligations (cost: $22,783)                                                   23,306
                                                                                                          --------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.3%)

              FINANCIALS (0.1%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
       250    QBE Capital Funding III Ltd.(c)                              7.25           5/24/2041            276
                                                                                                          --------
              MATERIALS (0.2%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
     1,000    Braskem Finance Ltd.                                         6.45           2/03/2024          1,075
                                                                                                          --------
              Total Eurodollar and Yankee Obligations (cost: $1,263)                                         1,351
                                                                                                          --------
              ASSET-BACKED SECURITIES (0.1%)

              FINANCIALS (0.1%)
              -----------------
              ASSET-BACKED FINANCING (0.1%)
       150    Avis Budget Rental Car Funding AESOP, LLC(c)                 3.75           7/20/2020            149
       200    Navient Student Loan Trust                                   2.27(d)        8/25/2050            186
                                                                                                          --------
                                                                                                               335
                                                                                                          --------
              Total Financials                                                                                 335
                                                                                                          --------
              Total Asset-Backed Securities (cost: $322)                                                       335
                                                                                                          --------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
       821    Structured Asset Mortgage Investments, Inc. (cost: $779)     1.27(d)        7/19/2035            759
                                                                                                          --------

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                    COUPON                             VALUE
(000)         SECURITY                                                     RATE            MATURITY          (000)
------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (1.6%)

              FINANCIALS (1.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
$      500    Banc of America Commercial Mortgage, Inc.                    6.28%          2/10/2051       $    500
     1,000    Bear Stearns Commercial Mortgage Securities, Inc.(c)         5.66           9/11/2041            975
       124    Commercial Mortgage Trust                                    5.38          12/10/2046            124
       900    FREMF Mortgage Trust(c)                                      3.00           8/25/2045            923
       700    GE Capital Commercial Mortgage Corp.                         5.00          11/10/2045            682
       275    GE Capital Commercial Mortgage Corp.                         5.61          12/10/2049            276
        77    GMAC Commercial Mortgage Securities, Inc.                    4.97          12/10/2041             79
       250    GMAC Commercial Mortgage Securities, Inc.                    4.98          12/10/2041            259
     1,000    J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.93           4/17/2045            788
       610    J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.37           5/15/2047            610
        24    Merrill Lynch Mortgage Trust                                 5.60           7/12/2038             24
       119    ML-CFC Commercial Mortgage Trust                             5.42           8/12/2048            119
       500    ML-CFC Commercial Mortgage Trust                             5.89           8/12/2049            502
                                                                                                          --------
                                                                                                             5,861
                                                                                                          --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)
     3,242    CSAIL Commercial Mortgage Trust(a)                           1.00           1/15/2049            373
     2,804    UBS Commercial Mortgage Trust(a),(c)                         2.00           5/10/2045            247
                                                                                                          --------
                                                                                                               620
                                                                                                          --------
              Total Financials                                                                               6,481
                                                                                                          --------
              Total Commercial Mortgage Securities (cost: $6,580)                                            6,481
                                                                                                          --------
              U.S. GOVERNMENT AGENCY ISSUES (4.7%)(e)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
     1,000    Freddie Mac(+)                                               3.51           4/25/2030          1,029
                                                                                                          --------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (4.5%)
     1,830    Freddie Mac(+)                                               3.00           4/01/2046          1,812
     8,608    Freddie Mac(+)                                               3.00           6/01/2046          8,522
     7,377    Freddie Mac(+)                                               3.50           4/01/2046          7,543
                                                                                                          --------
                                                                                                            17,877
                                                                                                          --------
              Total U.S. Government Agency Issues (cost: $19,449)                                           18,906
                                                                                                          --------
              U.S. TREASURY SECURITIES (7.9%)

              BONDS (4.4%)
     9,500    3.13%, 8/15/2044                                                                               9,635
     4,300    3.15%, 8/15/2044 (STRIPS Principal)(f)                                                         1,817

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
(000)         SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
$    2,000    3.00%, 11/15/2044                                                                           $  1,979
     4,200    3.00%, 5/15/2045                                                                               4,153
                                                                                                          --------
                                                                                                            17,584
                                                                                                          --------
              NOTES (3.5%)
     1,970    1.63%, 8/15/2022                                                                               1,928
       390    1.63%, 11/15/2022                                                                                380
     5,000    1.63%, 4/30/2023                                                                               4,842
     1,000    2.75%, 11/15/2023                                                                              1,033
       800    2.38%, 8/15/2024                                                                                 804
     1,000    2.25%, 11/15/2024                                                                                994
     4,000    1.63%, 2/15/2026                                                                               3,736
                                                                                                          --------
                                                                                                            13,717
                                                                                                          --------
              Total U.S. Treasury Securities (cost: $31,326)                                                31,301
                                                                                                          --------
              Total Bonds (cost: $82,502)                                                                   82,439
                                                                                                          --------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (7.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (7.3%)
29,132,905    State Street Institutional Treasury Money Market Fund Premier
                Class, 0.42%(g) (cost: $29,133)                                                             29,133
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $365,570)                                                          $394,393
                                                                                                          ========

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1              LEVEL 2            LEVEL 3                 TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $139,723              $     -               $  4              $139,727
  Preferred Stocks                                -                4,345                100                 4,445
  Exchange-Traded Funds                     137,045                    -                  -               137,045
  Precious Metals and
     Commodity-Related Securities             1,604                    -                  -                 1,604

Bonds:
  Corporate Obligations                           -               23,306                  -                23,306
  Eurodollar and Yankee Obligations               -                1,351                  -                 1,351
  Asset-Backed Securities                         -                  335                  -                   335
  Collateralized Mortgage Obligations             -                  759                  -                   759
  Commercial Mortgage Securities                  -                6,481                  -                 6,481
  U.S. Government Agency Issues                   -               18,906                  -                18,906
  U.S. Treasury Securities                   29,484                1,817                  -                31,301

Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                      29,133                    -                  -                29,133
-----------------------------------------------------------------------------------------------------------------
Total                                      $336,989              $57,300               $104              $394,393
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-----------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                                COMMON STOCKS         PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                         $ 15                     $125
Purchases                                                                              -                        -
Sales                                                                                  -                        -
Transfers into Level 3                                                                 -                        -
Transfers out of Level 3                                                               -                        -
Net realized gain (loss) on investments                                                -                        -
Change in net unrealized appreciation/(depreciation)
  of investments                                                                     (11)                     (25)
-----------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                                                      $  4                     $100
-----------------------------------------------------------------------------------------------------------------

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 29.9% of net assets at January 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at January 31, 2017, was $724,000, which represented 0.2% of the Fund's net assets.

    (b) Security was fair valued at January 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $104,000, which represented less than 0.1% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2017.

    (e) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government.

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

        Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (g) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) At January 31, 2017, the issuer was in default with respect to interest and/or principal payments.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $365,570)                              $394,393
   Cash                                                                                            139
   Receivables:
       Capital shares sold                                                                         200
       USAA Asset Management Company (Note 5C)                                                     196
       Dividends and interest                                                                      923
       Securities sold                                                                           3,731
                                                                                              --------
          Total assets                                                                         399,582
                                                                                              --------
LIABILITIES
   Payables:
       Securities purchased                                                                        902
       Capital shares redeemed                                                                     255
   Accrued management fees                                                                         253
   Accrued transfer agent's fees                                                                    54
   Other accrued expenses and payables                                                             134
                                                                                              --------
          Total liabilities                                                                      1,598
                                                                                              --------
              Net assets applicable to capital shares outstanding                             $397,984
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $365,766
   Overdistribution of net investment income                                                      (729)
   Accumulated net realized gain on investments                                                  4,124
   Net unrealized appreciation of investments                                                   28,823
                                                                                              --------
              Net assets applicable to capital shares outstanding                             $397,984
                                                                                              ========
   Capital shares outstanding, no par value                                                     31,488
                                                                                              ========
   Net asset value, redemption price, and offering price per share                            $  12.64
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $10)                                            $ 3,400
   Interest                                                                                      1,846
                                                                                               -------
       Total income                                                                              5,246
                                                                                               -------
EXPENSES
   Management fees                                                                               1,478
   Administration and servicing fees                                                               296
   Transfer agent's fees                                                                         1,036
   Custody and accounting fees                                                                      73
   Postage                                                                                          69
   Shareholder reporting fees                                                                       43
   Trustees' fees                                                                                   15
   Registration fees                                                                                18
   Professional fees                                                                                85
   Other                                                                                           111
                                                                                               -------
            Total expenses                                                                       3,224
   Expenses reimbursed                                                                            (521)
                                                                                               -------
            Net expenses                                                                         2,703
                                                                                               -------
NET INVESTMENT INCOME                                                                            2,543
                                                                                               -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                                               7,360
       Long-term capital gain distributions from
            other investment companies                                                               7
   Change in net unrealized appreciation/(depreciation)                                          1,177
                                                                                               -------
                Net realized and unrealized gain                                                 8,544
                                                                                               -------
   Increase in net assets resulting from operations                                            $11,087
                                                                                               =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

------------------------------------------------------------------------------------------------------
                                                                           1/31/2017         7/31/2016
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $  2,543          $  6,033
   Net realized gain on investments                                            7,360             3,402
   Net realized gain on long-term capital gain
       distributions from other investment companies                               7                 -
   Change in net unrealized appreciation/(depreciation) of
       investments                                                             1,177            (8,341)
                                                                            --------------------------
       Increase in net assets resulting from operations                       11,087             1,094
                                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                                      (6,055)           (5,667)
   Net realized gains                                                         (5,358)          (12,398)
                                                                            --------------------------
       Distributions to shareholders                                         (11,413)          (18,065)
                                                                            --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                  35,634            78,507
   Reinvested dividends                                                       11,357            17,963
   Cost of shares redeemed                                                   (38,180)          (68,384)
                                                                            --------------------------
       Increase in net assets from capital share transactions                  8,811            28,086
                                                                            --------------------------
   Net increase in net assets                                                  8,485            11,115

NET ASSETS
   Beginning of period                                                       389,499           378,384
                                                                            --------------------------
   End of period                                                            $397,984          $389,499
                                                                            ==========================
Accumulated (overdistribution of) net investment income:
   End of period                                                            $   (729)         $  2,783
                                                                            ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                 2,822             6,396
   Shares issued for dividends reinvested                                        907             1,456
   Shares redeemed                                                            (3,021)           (5,551)
                                                                            --------------------------
       Increase in shares outstanding                                            708             2,301
                                                                            ==========================

See accompanying notes to financial statements.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

        foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a discounted prior tender offer and quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $1,000, which represents 0.5% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $88,527,000 and $96,511,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $35,584,000 and $6,761,000, respectively, resulting in net unrealized appreciation of $28,823,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of funds within the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $1,478,000. For the six-month period ended January 31, 2017, the Fund did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $296,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017, the Fund incurred reimbursable expenses of $521,000, of which $196,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

    six-month period ended January 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,036,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December, 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                YEAR ENDED JULY 31,
                             -----------------------------------------------------------------------------------------
                                 2017            2016             2015            2014             2013           2012
                             -----------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $  12.65        $  13.29         $  13.72        $  12.56         $  10.87       $  11.15
                             -----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                 .08             .20              .18             .20              .23            .24
  Net realized and
    unrealized gain (loss)        .27            (.22)             .35            1.31             1.69           (.28)
                             -----------------------------------------------------------------------------------------
Total from investment
  operations                      .35            (.02)             .53            1.51             1.92           (.04)
                             -----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.19)           (.19)            (.18)           (.23)            (.23)          (.24)
  Realized capital gains         (.17)           (.43)            (.78)           (.12)               -              -
                             -----------------------------------------------------------------------------------------
Total distributions              (.36)           (.62)            (.96)           (.35)            (.23)          (.24)
                             -----------------------------------------------------------------------------------------
Net asset value at
  end of period              $  12.64        $  12.65         $  13.29        $  13.72         $  12.56       $  10.87
                             =========================================================================================
Total return (%)*                2.88             .04             3.95           12.16            17.90           (.20)
Net assets at end of
  period (000)               $397,984        $389,499         $378,384        $340,974         $278,214       $222,427
Ratios to average
  net assets:**
  Expenses (%)(a)                1.37(d)         1.38             1.38            1.38             1.38           1.38
  Expenses, excluding
    reimbursements (%)(a)        1.64(d)         1.77             1.75            1.74             1.79           1.90
  Net investment
    income (%)                   1.29(d)         1.64             1.45            1.53             2.01           2.26
Portfolio turnover (%)             25(b)          101(c)            62              64               70             85

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $390,662,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -               -                -               -             (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(b) Reflects decreased trading activity due to changes in subadviser(s) and asset allocation strategies.
(c) Reflects increased trading activity due to termination of subadviser(s) and changes to asset allocation strategies.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         AUGUST 1, 2016 -
                                         AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                         -------------------------------------------------------------
Actual                                     $1,000.00              $1,028.80                 $7.01

Hypothetical
  (5% return before expenses)               1,000.00               1,018.30                  6.97

*Expenses are equal to the Fund's annualized expense ratio of 1.37%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.88% for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   31703-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

 ============================================================

       SEMIANNUAL REPORT
       USAA GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         17

    Financial Statements                                                      18

    Notes to Financial Statements                                             21

EXPENSE EXAMPLE                                                               36

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202722-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.               Renaissance Investment Management

    AZIZ V. HAMZAOGULLARI, CFA                   MICHAEL E. SCHROER, CFA
                                                 PAUL A. RADOMSKI, CFA
                                                 ANDY ENG, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016, the equity markets began to experience volatility. Speculation over a potential Federal Reserve (the Fed) interest rate hike initially led to a decline, but the market experienced strong gains over the second half of the reporting period, driven by continued economic improvement and the November 8, 2016 U.S. elections. The results of the elections led to speculation around stronger economic growth going forward with the Republicans winning the presidential election as well as maintaining majorities in both houses of Congress.

    The strongest gains for the reporting period were concentrated in financials and cyclical areas, which were seen as being in the best position to benefit from elevated stimulus and growth, including energy, materials, and industrials. Health care stocks lagged the broader market, likely due to ongoing headlines surrounding drug pricing and post-election uncertainty regarding the future of the Affordable Care Act. Interest-rate-sensitive sectors such as real estate and utilities also underperformed as investors began to anticipate potential interest rate increases by the Fed. For the reporting period ended January 31, 2017, all broad-based U.S. stock indexes finished comfortably in double-digit positive territory.

================================================================================

2  | USAA GROWTH FUND

================================================================================

o   HOW DID THE USAA GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2017, the Fund Shares and Institutional Shares had total returns of 3.45% and 3.51%, respectively. This compares to returns of 4.28% for the Russell 1000(R) Growth Index (the Index) and 3.63% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID LOOMIS SAYLES' PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Loomis Sayles' portion of the Fund posted a positive return but underperformed the Index during the reporting period. Through its proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Stock selection in the industrials, consumer discretionary, and financials sectors as well as Loomis Sayles' allocation to the information technology, financials, health care, and energy sectors contributed positively to relative performance. Stock selection in the health care, information technology, consumer staples, and energy sectors as well as Loomis Sayles' allocation to the consumer staples, industrials, and consumer discretionary sectors detracted from relative return.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Top individual contributors included Alibaba Group Holding Ltd. ADR (Alibaba), Autodesk, Inc., and Deere & Co. Alibaba reported results above expectations that included revenue growth in excess of 50%. The company continues to benefit from increasing mobile users, active buyers, and improving monetization of its user base. The largest detractors included Novo Nordisk A/S ADR (Novo Nordisk), Monster Beverage Corp., and Danone ADR. Novo Nordisk reported solid growth during the reporting period. However, management issued lower-than-expected guidance. Loomis Sayles continues to believe that Novo Nordisk's competitive advantages remain intact and that the shares offer an attractive risk/reward opportunity.

o   HOW DID RENAISSANCE'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Renaissance's portion of the portfolio outperformed the Index over the reporting period, primarily due to strong stock selection. Renaissance has had a bias toward economically-sensitive issues, which proved advantageous as U.S. economic data continues to trend positively, with upside surprises. The majority of the outperformance was the result of Renaissance's holdings in the financials and industrial sectors. Within financials, several of their holdings benefited from the outcome of the presidential election as the yield curve steepened on prospects for higher interest rates. In addition, a more favorable regulatory and corporate tax outlook boosted investor sentiment regarding financial stocks. These potential changes could lead to higher returns in one of the most regulated and highly taxed sectors. Within industrials, Renaissance's holdings performed well based on the prospects for infrastructure stimulus as well as the sector's historical sensitivity to improving economic growth. Conversely, holdings in consumer discretionary weighed on returns. Within consumer discretionary, Dollar General Corp. was the largest detractor as the company was negatively impacted by a combination of food price deflation and reduced government

================================================================================

4  | USAA GROWTH FUND

================================================================================

    benefits for its core customers. The negative effect on performance was intensified by strong returns for Internet retail stocks where Renaissance remains underrepresented due to high valuations. Sector allocation was positive, as underweight positions within consumer staples and real estate contributed to returns.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAAX)

--------------------------------------------------------------------------------
                                       1/31/17                      7/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.2 Billion                $1.1 Billion
Net Asset Value Per Share               $25.11                      $25.53

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*            1 YEAR            5 YEARS            10 YEARS
         3.45%                  16.92%             14.88%              6.93%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                        10 YEARS
    6.41%                             15.59%                          7.02%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                       1.11%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GROWTH FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                        LIPPER LARGE-CAP
                             RUSSELL 1000                 GROWTH FUNDS                 USAA GROWTH
                             GROWTH INDEX                    INDEX                     FUND SHARES
 1/31/2007                   $10,000.00                   $10,000.00                   $10,000.00
 2/28/2007                     9,812.08                     9,774.27                     9,644.00
 3/31/2007                     9,865.26                     9,847.83                     9,778.00
 4/30/2007                    10,329.76                    10,247.63                    10,057.00
 5/31/2007                    10,701.27                    10,594.66                    10,444.00
 6/30/2007                    10,541.63                    10,494.74                    10,314.00
 7/31/2007                    10,378.20                    10,361.57                    10,180.00
 8/31/2007                    10,543.58                    10,532.32                    10,364.00
 9/30/2007                    10,985.25                    11,174.80                    11,076.00
10/31/2007                    11,359.12                    11,674.17                    11,749.00
11/30/2007                    10,940.69                    11,198.22                    11,228.00
12/31/2007                    10,901.12                    11,208.00                    11,514.00
 1/31/2008                    10,051.09                    10,248.92                    10,085.00
 2/29/2008                     9,851.46                    10,035.41                     9,863.00
 3/31/2008                     9,791.48                     9,950.02                     9,869.00
 4/30/2008                    10,305.54                    10,563.17                    10,472.00
 5/31/2008                    10,683.27                    10,851.58                    10,765.00
 6/30/2008                     9,913.84                    10,053.23                    10,072.00
 7/31/2008                     9,725.36                     9,854.87                     9,748.00
 8/31/2008                     9,830.07                     9,881.17                     9,653.00
 9/30/2008                     8,691.70                     8,614.61                     8,326.00
10/31/2008                     7,161.45                     7,110.09                     6,884.00
11/30/2008                     6,591.90                     6,396.84                     6,236.00
12/31/2008                     6,711.04                     6,568.67                     6,308.00
 1/31/2009                     6,388.21                     6,229.11                     6,085.00
 2/28/2009                     5,907.63                     5,822.80                     5,659.00
 3/31/2009                     6,434.57                     6,323.19                     6,060.00
 4/30/2009                     7,052.33                     6,993.15                     6,455.00
 5/31/2009                     7,401.92                     7,376.00                     6,716.00
 6/30/2009                     7,484.73                     7,378.90                     6,709.00
 7/31/2009                     8,016.34                     7,934.92                     7,079.00
 8/31/2009                     8,182.60                     8,091.46                     7,199.00
 9/30/2009                     8,530.65                     8,480.04                     7,537.00
10/31/2009                     8,415.10                     8,312.26                     7,359.00
11/30/2009                     8,932.06                     8,813.64                     7,785.00
12/31/2009                     9,208.14                     9,097.55                     8,066.00
 1/31/2010                     8,806.33                     8,620.92                     7,576.00
 2/28/2010                     9,108.97                     8,926.74                     7,939.00
 3/31/2010                     9,635.86                     9,487.43                     8,442.00
 4/30/2010                     9,743.53                     9,585.01                     8,519.00
 5/31/2010                     8,999.69                     8,815.01                     7,882.00
 6/30/2010                     8,504.12                     8,307.68                     7,442.00
 7/31/2010                     9,110.74                     8,871.16                     7,977.00
 8/31/2010                     8,685.36                     8,435.66                     7,474.00
 9/30/2010                     9,609.92                     9,339.90                     8,404.00
10/31/2010                    10,068.89                     9,830.40                     8,831.00
11/30/2010                    10,185.82                     9,928.77                     8,933.00
12/31/2010                    10,746.87                    10,473.57                     9,378.00
 1/31/2011                    11,020.37                    10,680.23                     9,467.00
 2/28/2011                    11,381.03                    10,969.22                     9,658.00
 3/31/2011                    11,394.93                    10,974.74                     9,735.00
 4/30/2011                    11,776.53                    11,307.52                    10,104.00
 5/31/2011                    11,648.32                    11,169.90                    10,009.00
 6/30/2011                    11,481.26                    11,022.03                     9,843.00
 7/31/2011                    11,366.18                    10,963.06                     9,626.00
 8/31/2011                    10,766.33                    10,225.97                     9,001.00
 9/30/2011                     9,973.02                     9,333.57                     8,358.00
10/31/2011                    11,067.45                    10,453.80                     9,390.00
11/30/2011                    11,066.39                    10,325.15                     9,276.00
12/31/2011                    11,030.80                    10,169.37                     9,190.00
 1/31/2012                    11,689.25                    10,866.44                     9,772.00
 2/29/2012                    12,248.28                    11,506.42                    10,149.00
 3/31/2012                    12,651.15                    11,913.01                    10,475.00
 4/30/2012                    12,631.61                    11,825.44                    10,392.00
 5/31/2012                    11,821.34                    10,918.78                     9,638.00
 6/30/2012                    12,142.33                    11,160.62                     9,938.00
 7/31/2012                    12,305.09                    11,177.88                    10,047.00
 8/31/2012                    12,636.15                    11,597.68                    10,399.00
 9/30/2012                    12,883.96                    11,882.45                    10,648.00
10/31/2012                    12,507.92                    11,469.35                    10,386.00
11/30/2012                    12,717.37                    11,724.54                    10,744.00
12/31/2012                    12,713.86                    11,788.13                    10,838.00
 1/31/2013                    13,258.77                    12,296.95                    11,512.00
 2/28/2013                    13,423.75                    12,362.65                    11,621.00
 3/31/2013                    13,927.32                    12,751.38                    11,890.00
 4/30/2013                    14,222.95                    12,916.66                    12,045.00
 5/31/2013                    14,487.18                    13,257.06                    12,436.00
 6/30/2013                    14,214.56                    12,988.45                    12,237.00
 7/31/2013                    14,968.24                    13,800.54                    12,873.00
 8/31/2013                    14,711.70                    13,634.65                    12,584.00
 9/30/2013                    15,367.31                    14,414.18                    13,187.00
10/31/2013                    16,047.09                    15,018.71                    13,746.00
11/30/2013                    16,499.76                    15,467.60                    14,157.00
12/31/2013                    16,971.08                    15,962.36                    14,699.00
 1/31/2014                    16,487.26                    15,581.32                    14,317.00
 2/28/2014                    17,335.90                    16,475.00                    15,022.00
 3/31/2014                    17,161.07                    15,944.59                    14,919.00
 4/30/2014                    17,161.77                    15,667.33                    14,796.00
 5/31/2014                    17,696.61                    16,236.16                    15,275.00
 6/30/2014                    18,041.49                    16,633.85                    15,579.00
 7/31/2014                    17,765.32                    16,461.55                    15,281.00
 8/31/2014                    18,579.29                    17,144.72                    15,967.00
 9/30/2014                    18,309.77                    16,845.73                    15,760.00
10/31/2014                    18,792.26                    17,338.21                    16,193.00
11/30/2014                    19,387.76                    17,774.94                    16,957.00
12/31/2014                    19,185.78                    17,612.38                    16,875.00
 1/31/2015                    18,891.98                    17,325.73                    16,500.00
 2/28/2015                    20,151.24                    18,418.42                    17,575.00
 3/31/2015                    19,922.06                    18,218.96                    17,339.00
 4/30/2015                    20,021.83                    18,214.87                    17,346.00
 5/31/2015                    20,303.66                    18,564.10                    17,623.00
 6/30/2015                    19,945.97                    18,390.53                    17,235.00
 7/31/2015                    20,622.36                    19,043.57                    17,956.00
 8/31/2015                    19,369.99                    17,791.75                    16,833.00
 9/30/2015                    18,890.82                    17,185.56                    16,480.00
10/31/2015                    20,517.43                    18,683.65                    17,949.00
11/30/2015                    20,575.02                    18,785.58                    18,053.00
12/31/2015                    20,273.08                    18,600.74                    17,825.00
 1/31/2016                    19,141.29                    17,121.40                    16,722.00
 2/29/2016                    19,133.12                    16,849.15                    16,611.00
 3/31/2016                    20,423.48                    17,811.48                    17,736.00
 4/30/2016                    20,236.99                    17,795.96                    17,714.00
 5/31/2016                    20,629.97                    18,229.59                    18,150.00
 6/30/2016                    20,548.95                    17,870.00                    17,906.00
 7/31/2016                    21,518.90                    18,894.63                    18,898.00
 8/31/2016                    21,411.99                    18,873.79                    19,024.00
 9/30/2016                    21,490.31                    19,069.81                    19,150.00
10/31/2016                    20,985.66                    18,631.99                    18,676.00
11/30/2016                    21,442.27                    18,695.59                    18,942.00
12/31/2016                    21,707.70                    18,701.39                    18,966.00
 1/31/2017                    22,439.22                    19,581.13                    19,550.00

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GROWTH FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIGRX)

--------------------------------------------------------------------------------
                                       1/31/17                     7/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.0 Billion                $1.0 Billion
Net Asset Value Per Share               $25.05                      $25.48

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*      1 YEAR       5 YEARS        SINCE INCEPTION 8/01/08
         3.51%            17.01%       14.93%               8.70%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                       5 YEARS              SINCE INCEPTION 8/01/08
    6.51%                        15.64%                        8.40%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                     1.02%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GROWTH FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                           USAA GROWTH FUND                LIPPER LARGE-CAP
                              RUSSELL 1000                   INSTITUTIONAL                   GROWTH FUNDS
                              GROWTH INDEX                      SHARES                          INDEX
 7/31/2008                     $10,000.00                    $10,000.00                      $10,000.00
 8/31/2008                      10,107.67                      9,980.30                       10,026.70
 9/30/2008                       8,937.16                      8,608.01                        8,741.47
10/31/2008                       7,363.69                      7,117.53                        7,214.80
11/30/2008                       6,778.06                      6,447.80                        6,491.05
12/31/2008                       6,900.56                      6,520.15                        6,665.41
 1/31/2009                       6,568.61                      6,289.64                        6,320.85
 2/28/2009                       6,074.46                      5,854.96                        5,908.55
 3/31/2009                       6,616.28                      6,269.88                        6,416.31
 4/30/2009                       7,251.49                      6,671.63                        7,096.14
 5/31/2009                       7,610.95                      6,941.65                        7,484.63
 6/30/2009                       7,696.10                      6,941.65                        7,487.57
 7/31/2009                       8,242.73                      7,323.64                        8,051.78
 8/31/2009                       8,413.67                      7,448.78                        8,210.62
 9/30/2009                       8,771.55                      7,797.83                        8,604.93
10/31/2009                       8,652.74                      7,613.43                        8,434.68
11/30/2009                       9,184.30                      8,054.69                        8,943.43
12/31/2009                       9,468.18                      8,348.25                        9,231.53
 1/31/2010                       9,055.02                      7,840.09                        8,747.88
 2/28/2010                       9,366.21                      8,216.26                        9,058.20
 3/31/2010                       9,907.98                      8,744.21                        9,627.15
 4/30/2010                      10,018.69                      8,823.41                        9,726.17
 5/31/2010                       9,253.85                      8,163.47                        8,944.83
 6/30/2010                       8,744.28                      7,701.51                        8,430.03
 7/31/2010                       9,368.02                      8,262.46                        9,001.80
 8/31/2010                       8,930.64                      7,741.10                        8,559.89
 9/30/2010                       9,881.30                      8,704.62                        9,477.45
10/31/2010                      10,353.23                      9,153.38                        9,975.17
11/30/2010                      10,473.47                      9,258.97                       10,075.00
12/31/2010                      11,050.36                      9,716.04                       10,627.81
 1/31/2011                      11,331.58                      9,815.11                       10,837.52
 2/28/2011                      11,702.43                     10,013.27                       11,130.76
 3/31/2011                      11,716.72                     10,092.53                       11,136.36
 4/30/2011                      12,109.10                     10,475.62                       11,474.04
 5/31/2011                      11,977.27                     10,376.54                       11,334.40
 6/30/2011                      11,805.49                     10,204.81                       11,184.36
 7/31/2011                      11,687.16                      9,980.24                       11,124.51
 8/31/2011                      11,070.37                      9,339.55                       10,376.57
 9/30/2011                      10,254.66                      8,672.44                        9,471.02
10/31/2011                      11,380.00                      9,742.46                       10,607.76
11/30/2011                      11,378.90                      9,623.57                       10,477.21
12/31/2011                      11,342.31                      9,534.56                       10,319.13
 1/31/2012                      12,019.35                     10,138.35                       11,026.47
 2/29/2012                      12,594.18                     10,529.81                       11,675.87
 3/31/2012                      13,008.42                     10,868.20                       12,088.46
 4/30/2012                      12,988.33                     10,781.94                       11,999.59
 5/31/2012                      12,155.17                     10,005.64                       11,079.58
 6/30/2012                      12,485.22                     10,310.86                       11,324.98
 7/31/2012                      12,652.59                     10,423.65                       11,342.50
 8/31/2012                      12,993.00                     10,788.58                       11,768.48
 9/30/2012                      13,247.80                     11,053.98                       12,057.45
10/31/2012                      12,861.15                     10,775.31                       11,638.26
11/30/2012                      13,076.51                     11,153.51                       11,897.21
12/31/2012                      13,072.90                     11,249.13                       11,961.73
 1/31/2013                      13,633.19                     11,950.11                       12,478.05
 2/28/2013                      13,802.84                     12,063.60                       12,544.72
 3/31/2013                      14,320.63                     12,337.32                       12,939.17
 4/30/2013                      14,624.61                     12,504.22                       13,106.89
 5/31/2013                      14,896.29                     12,904.79                       13,452.29
 6/30/2013                      14,615.98                     12,697.83                       13,179.73
 7/31/2013                      15,390.94                     13,365.43                       14,003.79
 8/31/2013                      15,127.16                     13,065.01                       13,835.45
 9/30/2013                      15,801.28                     13,685.88                       14,626.46
10/31/2013                      16,500.26                     14,266.70                       15,239.89
11/30/2013                      16,965.72                     14,693.96                       15,695.40
12/31/2013                      17,450.34                     15,253.33                       16,197.44
 1/31/2014                      16,952.86                     14,863.08                       15,810.78
 2/28/2014                      17,825.47                     15,589.75                       16,717.63
 3/31/2014                      17,645.70                     15,482.09                       16,179.41
 4/30/2014                      17,646.42                     15,360.98                       15,898.07
 5/31/2014                      18,196.36                     15,852.16                       16,475.27
 6/30/2014                      18,550.98                     16,168.39                       16,878.82
 7/31/2014                      18,267.01                     15,858.89                       16,703.98
 8/31/2014                      19,103.97                     16,572.10                       17,397.21
 9/30/2014                      18,826.84                     16,356.79                       17,093.82
10/31/2014                      19,322.96                     16,807.59                       17,593.56
11/30/2014                      19,935.27                     17,594.82                       18,036.71
12/31/2014                      19,727.58                     17,512.60                       17,871.76
 1/31/2015                      19,425.49                     17,130.49                       17,580.88
 2/28/2015                      20,720.31                     18,240.79                       18,689.66
 3/31/2015                      20,484.66                     17,995.66                       18,487.27
 4/30/2015                      20,587.24                     18,010.08                       18,483.12
 5/31/2015                      20,877.03                     18,298.47                       18,837.50
 6/30/2015                      20,509.25                     17,894.72                       18,661.37
 7/31/2015                      21,204.73                     18,644.55                       19,324.03
 8/31/2015                      19,917.00                     17,476.56                       18,053.77
 9/30/2015                      19,424.29                     17,116.07                       17,438.65
10/31/2015                      21,096.84                     18,644.55                       18,958.81
11/30/2015                      21,156.05                     18,752.70                       19,062.23
12/31/2015                      20,845.59                     18,514.45                       18,874.68
 1/31/2016                      19,681.84                     17,373.66                       17,373.55
 2/29/2016                      19,673.44                     17,266.00                       17,097.29
 3/31/2016                      21,000.24                     18,430.00                       18,073.79
 4/30/2016                      20,808.48                     18,407.00                       18,058.04
 5/31/2016                      21,212.56                     18,869.00                       18,498.06
 6/30/2016                      21,129.25                     18,607.00                       18,133.17
 7/31/2016                      22,126.59                     19,640.00                       19,172.89
 8/31/2016                      22,016.66                     19,771.00                       19,151.74
 9/30/2016                      22,097.20                     19,910.00                       19,350.65
10/31/2016                      21,578.29                     19,416.00                       18,906.38
11/30/2016                      22,047.80                     19,694.00                       18,970.93
12/31/2016                      22,320.73                     19,720.00                       18,976.81
 1/31/2017                      23,072.91                     20,329.00                       19,869.50

                                   [END CHART]

                      Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Facebook, Inc. "A" .......................................................  4.8%
Amazon.com, Inc. .........................................................  4.5%
Oracle Corp. .............................................................  3.3%
Alibaba Group Holding Ltd. ADR ...........................................  3.2%
Cisco Systems, Inc. ......................................................  3.0%
Visa, Inc. "A" ...........................................................  3.0%
Microsoft Corp. ..........................................................  2.5%
Alphabet, Inc. "A" .......................................................  2.5%
United Parcel Service, Inc. "B" ..........................................  2.3%
QUALCOMM, Inc. ...........................................................  2.2%
</TABLE

                        o SECTOR ALLOCATION - 1/31/17 o

                      [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     37.9%
HEALTH CARE                                                                16.6%
CONSUMER DISCRETIONARY                                                     14.6%
INDUSTRIALS                                                                11.5%
CONSUMER STAPLES                                                            9.3%
FINANCIALS                                                                  6.6%
ENERGY                                                                      1.6%
MATERIALS                                                                   0.8%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-16.

================================================================================

10  | USAA GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.9%)

              COMMON STOCKS (98.9%)

              CONSUMER DISCRETIONARY (14.6%)
              ------------------------------
              ADVERTISING (0.7%)
    701,844   Interpublic Group of Companies, Inc.                                            $   16,514
                                                                                              ----------
              APPAREL RETAIL (1.4%)
    222,025   Foot Locker, Inc.                                                                   15,218
    229,192   Ross Stores, Inc.                                                                   15,152
                                                                                              ----------
                                                                                                  30,370
                                                                                              ----------
              AUTOMOTIVE RETAIL (1.3%)
     19,307   AutoZone, Inc.*                                                                     13,997
     54,889   O'Reilly Automotive, Inc.*                                                          14,396
                                                                                              ----------
                                                                                                  28,393
                                                                                              ----------
              BROADCASTING (1.4%)
    527,733   Discovery Communications, Inc. "A"*                                                 14,961
    218,489   Scripps Networks Interactive "A"                                                    16,640
                                                                                              ----------
                                                                                                  31,601
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.6%)
    177,295   Dollar General Corp.                                                                13,088
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.7%)
    114,646   Home Depot, Inc.                                                                    15,773
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.7%)
    275,307   Carnival Corp.                                                                      15,247
                                                                                              ----------
              INTERNET RETAIL (4.5%)
    120,643   Amazon.com, Inc.*                                                                   99,347
                                                                                              ----------
              RESTAURANTS (2.6%)
    210,887   Darden Restaurants, Inc.                                                            15,454
    569,146   Yum China Holdings, Inc.*                                                           15,640
    389,993   Yum! Brands, Inc.                                                                   25,556
                                                                                              ----------
                                                                                                  56,650
                                                                                              ----------
              SPECIALTY STORES (0.7%)
    294,267   Dick's Sporting Goods, Inc.                                                         15,184
                                                                                              ----------
              Total Consumer Discretionary                                                       322,167
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (9.3%)
              -----------------------
              DRUG RETAIL (0.7%)
    184,256   CVS Health Corp.                                                                $   14,521
                                                                                              ----------
              FOOD RETAIL (0.5%)
    318,999   Kroger Co.                                                                          10,833
                                                                                              ----------
              HOUSEHOLD PRODUCTS (2.1%)
    530,735   Procter & Gamble Co.                                                                46,492
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.9%)
  3,328,562   Danone ADR                                                                          41,774
                                                                                              ----------
              SOFT DRINKS (4.1%)
  1,061,097   Coca-Cola Co.                                                                       44,110
  1,106,243   Monster Beverage Corp.*                                                             47,126
                                                                                              ----------
                                                                                                  91,236
                                                                                              ----------
              Total Consumer Staples                                                             204,856
                                                                                              ----------
              ENERGY (1.6%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (1.6%)
    419,102   Schlumberger Ltd.                                                                   35,083
                                                                                              ----------
              FINANCIALS (6.6%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.4%)
    810,300   SEI Investments Co.                                                                 39,307
    199,522   T. Rowe Price Group, Inc.                                                           13,456
                                                                                              ----------
                                                                                                  52,763
                                                                                              ----------
              CONSUMER FINANCE (1.5%)
    436,043   American Express Co.                                                                33,305
                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (1.1%)
    140,012   FactSet Research Systems, Inc.                                                      24,229
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.8%)
    448,208   Charles Schwab Corp.                                                                18,484
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.8%)
    169,194   Prudential Financial, Inc.                                                          17,784
                                                                                              ----------
              Total Financials                                                                   146,565
                                                                                              ----------
              HEALTH CARE (16.6%)
              -------------------
              BIOTECHNOLOGY (5.4%)
    266,850   Amgen, Inc.                                                                         41,810
     54,900   Biogen, Inc.*                                                                       15,220
    128,342   Celgene Corp.*                                                                      14,907

================================================================================

12  | USAA GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    148,644   Gilead Sciences, Inc.                                                           $   10,769
     98,212   Regeneron Pharmaceuticals, Inc.*                                                    35,287
                                                                                              ----------
                                                                                                 117,993
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (1.3%)
    172,267   Cardinal Health, Inc.                                                               12,913
    105,641   McKesson Corp.                                                                      14,700
                                                                                              ----------
                                                                                                  27,613
                                                                                              ----------
              HEALTH CARE EQUIPMENT (2.0%)
    407,871   Hologic, Inc.*                                                                      16,531
    352,107   Varian Medical Systems, Inc.*                                                       27,341
                                                                                              ----------
                                                                                                  43,872
                                                                                              ----------
              HEALTH CARE SERVICES (0.5%)
    174,023   Express Scripts Holding Co.*                                                        11,987
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (1.6%)
    560,904   Cerner Corp.*                                                                       30,126
    140,843   Varex Imaging Corp.*                                                                 4,049
                                                                                              ----------
                                                                                                  34,175
                                                                                              ----------
              MANAGED HEALTH CARE (1.9%)
    125,074   Aetna, Inc.                                                                         14,835
     92,895   Anthem, Inc.                                                                        14,319
     93,924   Cigna Corp.                                                                         13,734
                                                                                              ----------
                                                                                                  42,888
                                                                                              ----------
              PHARMACEUTICALS (3.9%)
    306,242   Merck & Co., Inc.                                                                   18,984
    367,047   Novartis AG ADR                                                                     27,132
  1,115,772   Novo Nordisk A/S ADR                                                                40,358
                                                                                              ----------
                                                                                                  86,474
                                                                                              ----------
              Total Health Care                                                                  365,002
                                                                                              ----------
              INDUSTRIALS (11.5%)
              -------------------
              AEROSPACE & DEFENSE (0.8%)
    110,072   Boeing Co.                                                                          17,988
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (1.6%)
    332,965   Deere & Co.                                                                         35,644
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (4.1%)
    778,086   Expeditors International of Washington, Inc.                                        40,523
    466,358   United Parcel Service, Inc. "B"                                                     50,893
                                                                                              ----------
                                                                                                  91,416
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AIRLINES (1.5%)
    171,730   Alaska Air Group, Inc.                                                          $   16,111
    308,081   Southwest Airlines Co.                                                              16,116
                                                                                              ----------
                                                                                                  32,227
                                                                                              ----------
              BUILDING PRODUCTS (0.6%)
    388,523   Masco Corp.                                                                         12,802
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
    103,811   Cummins, Inc.                                                                       15,261
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.9%)
    126,181   Rockwell Automation, Inc.                                                           18,674
                                                                                              ----------
              INDUSTRIAL MACHINERY (1.3%)
    117,164   Illinois Tool Works, Inc.                                                           14,903
    116,524   Stanley Black & Decker, Inc.                                                        14,449
                                                                                              ----------
                                                                                                  29,352
                                                                                              ----------
              Total Industrials                                                                  253,364
                                                                                              ----------
              INFORMATION TECHNOLOGY (37.9%)
              ------------------------------
              APPLICATION SOFTWARE (3.3%)
    516,444   Autodesk, Inc.*                                                                     42,008
    161,215   Citrix Systems, Inc.*                                                               14,701
    243,903   Synopsys, Inc.*                                                                     15,339
                                                                                              ----------
                                                                                                  72,048
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (4.3%)
  2,192,822   Cisco Systems, Inc.                                                                 67,363
    111,899   F5 Networks, Inc.*                                                                  14,998
    475,956   Juniper Networks, Inc.                                                              12,746
                                                                                              ----------
                                                                                                  95,107
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (4.4%)
    126,345   Automatic Data Processing, Inc.                                                     12,759
    326,733   Total System Services, Inc.                                                         16,559
    805,910   Visa, Inc. "A"                                                                      66,657
                                                                                              ----------
                                                                                                  95,975
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (0.7%)
    197,366   Electronic Arts, Inc.*                                                              16,466
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (12.4%)
    693,639   Alibaba Group Holding Ltd. ADR*                                                     70,272
     66,255   Alphabet, Inc. "A"*                                                                 54,342
     54,142   Alphabet, Inc. "C"*                                                                 43,140
    817,593   Facebook, Inc. "A"*                                                                106,549
                                                                                              ----------
                                                                                                 274,303
                                                                                              ----------

================================================================================

14  | USAA GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (1.5%)
    466,899   Applied Materials, Inc.                                                         $   15,991
    153,678   Lam Research Corp.                                                                  17,652
                                                                                              ----------
                                                                                                  33,643
                                                                                              ----------
              SEMICONDUCTORS (4.0%)
     87,509   Analog Devices, Inc.                                                                 6,558
    906,001   QUALCOMM, Inc.                                                                      48,408
    190,402   Skyworks Solutions, Inc.                                                            17,467
    219,802   Texas Instruments, Inc.                                                             16,604
                                                                                              ----------
                                                                                                  89,037
                                                                                              ----------
              SYSTEMS SOFTWARE (5.8%)
    859,492   Microsoft Corp.                                                                     55,566
  1,814,335   Oracle Corp.                                                                        72,773
                                                                                              ----------
                                                                                                 128,339
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.5%)
    126,550   Apple, Inc.                                                                         15,357
    209,176   Western Digital Corp.                                                               16,678
                                                                                              ----------
                                                                                                  32,035
                                                                                              ----------
              Total Information Technology                                                       836,953
                                                                                              ----------
              MATERIALS (0.8%)
              ----------------
              DIVERSIFIED CHEMICALS (0.8%)
    287,625   Dow Chemical Co.                                                                    17,151
                                                                                              ----------
              Total Common Stocks                                                              2,181,141
                                                                                              ----------
              Total Equity Securities (cost: $1,448,487)                                       2,181,141
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (1.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.2%)
25,968,475    State Street Institutional Treasury Money Market Fund
                Premier Class, 0.42%(a) (cost: $25,969)                                           25,969
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,474,456)                                            $2,207,110
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
Assets                                    LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $2,181,141                 $-                 $-       $2,181,141

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                     25,969                  -                  -           25,969
--------------------------------------------------------------------------------------------------------
Total                                  $2,207,110                 $-                 $-       $2,207,110
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.1% of net assets at January 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,474,456)                            $2,207,110
   Receivables:
      Capital shares sold                                                                          1,563
      Dividends and interest                                                                       1,828
                                                                                              ----------
         Total assets                                                                          2,210,501
                                                                                              ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                      2,972
   Accrued management fees                                                                         1,467
   Accrued transfer agent's fees                                                                      32
   Other accrued expenses and payables                                                               110
                                                                                              ----------
         Total liabilities                                                                         4,581
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,205,920
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,461,961
   Overdistribution of net investment income                                                      (1,947)
   Accumulated net realized gain on investments                                                   13,252
   Net unrealized appreciation of investments                                                    732,654
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $2,205,920
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $1,183,729/47,144
            capital shares outstanding, no par value)                                         $    25.11
                                                                                              ==========
         Institutional Shares (net assets of $1,022,191/40,807
            capital shares outstanding, no par value)                                         $    25.05
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

18  | USAA GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $58)                                              $15,053
   Interest                                                                                           45
                                                                                                 -------
      Total income                                                                                15,098
                                                                                                 -------
EXPENSES
   Management fees                                                                                 8,528
   Administration and servicing fees:
      Fund Shares                                                                                    868
      Institutional Shares                                                                           505
   Transfer agent's fees:
      Fund Shares                                                                                    710
      Institutional Shares                                                                           505
   Custody and accounting fees:
      Fund Shares                                                                                     65
      Institutional Shares                                                                            55
   Postage:
      Fund Shares                                                                                     42
      Institutional Shares                                                                            28
   Shareholder reporting fees:
      Fund Shares                                                                                     20
      Institutional Shares                                                                             3
   Trustees' fees                                                                                     15
   Registration fees:
      Fund Shares                                                                                     25
      Institutional Shares                                                                            28
   Professional fees                                                                                  78
   Other                                                                                              23
                                                                                                 -------
         Total expenses                                                                           11,498
                                                                                                 -------
NET INVESTMENT INCOME                                                                              3,600
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                              57,969
   Change in net unrealized appreciation/(depreciation)                                           12,695
                                                                                                 -------
         Net realized and unrealized gain                                                         70,664
                                                                                                 -------
   Increase in net assets resulting from operations                                              $74,264
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                              1/31/2017        7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $    3,600       $    8,261
   Net realized gain on investments                                              57,969           70,249
   Change in net unrealized appreciation/(depreciation)
      of investments                                                             12,695           29,853
                                                                             ---------------------------
      Increase in net assets resulting from operations                           74,264          108,363
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                (2,473)          (5,576)
      Institutional Shares                                                       (3,074)          (4,245)
                                                                             ---------------------------
         Total distributions of net investment income                            (5,547)          (9,821)
                                                                             ---------------------------
   Net realized gains:
      Fund Shares                                                               (54,978)         (75,647)
      Institutional Shares                                                      (47,809)         (49,069)
                                                                             ---------------------------
         Total distributions of net realized gains                             (102,787)        (124,716)
                                                                             ---------------------------
      Distributions to shareholders                                            (108,334)        (134,537)
                                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                   58,451          (82,394)
   Institutional Shares                                                          25,835          136,201
                                                                             ---------------------------
      Total net increase in net assets from
         capital share transactions                                              84,286           53,807
                                                                             ---------------------------
   Net increase in net assets                                                    50,216           27,633

NET ASSETS
   Beginning of period                                                        2,155,704        2,128,071
                                                                             ---------------------------
   End of period                                                             $2,205,920       $2,155,704
                                                                             ===========================
Overdistribution of net investment income:
   End of period                                                             $   (1,947)      $        -
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

20  | USAA GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to

================================================================================

22  | USAA GROWTH FUND

================================================================================

        local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

24  | USAA GROWTH FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, the Fund did not receive any brokerage commission recapture credits. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of

================================================================================

26  | USAA GROWTH FUND

================================================================================

the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $8,000, which represents 2.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $211,306,000 and $240,639,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $755,303,000 and $22,649,000, respectively, resulting in net unrealized appreciation of $732,654,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                SIX-MONTH PERIOD ENDED              YEAR ENDED
                                                   JANUARY 31, 2017               JULY 31, 2016
---------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT        SHARES         AMOUNT
                                                ---------------------------------------------------
FUND SHARES:
Shares sold                                      3,470        $ 87,809         6,712      $ 161,971
Shares issued from reinvested
  dividends                                      2,281          56,615         3,266         80,214
Shares redeemed                                 (3,394)        (85,973)      (13,904)      (324,579)
                                                ---------------------------------------------------
Net increase (decrease) from capital
  share transactions                             2,357        $ 58,451        (3,926)     $ (82,394)
                                                ===================================================
INSTITUTIONAL SHARES:
Shares sold                                      2,486        $ 62,731        11,804      $ 269,544
Shares issued from reinvested
  dividends                                      2,053          50,879         2,175         53,304
Shares redeemed                                 (3,460)        (87,775)       (7,737)      (186,647)
                                                ---------------------------------------------------
Net increase from capital share
  transactions                                   1,079        $ 25,835         6,242      $ 136,201
                                                ===================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this

================================================================================

28  | USAA GROWTH FUND

================================================================================

    agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                 (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $8,528,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $230,000 and $168,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.04% and 0.03%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $1,360,000.

    The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Renaissance manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $804,000.

================================================================================

30  | USAA GROWTH FUND

================================================================================

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $868,000 and $505,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $710,000 and $505,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.4
Target Retirement Income                                                0.3
Target Retirement 2020                                                  0.9
Target Retirement 2030                                                  2.5
Target Retirement 2040                                                  3.1
Target Retirement 2050                                                  1.8
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

32  | USAA GROWTH FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------------------
                                  2017            2016            2015            2014            2013            2012
                            ------------------------------------------------------------------------------------------
Net asset value at
 beginning of period        $    25.53      $    25.91      $    23.62      $    20.05        $  15.71      $    15.10
                            ------------------------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income             .03             .10             .28             .11             .13             .06
 Net realized and
  unrealized gain                  .83            1.19            3.73            3.63            4.28             .59
                            ------------------------------------------------------------------------------------------
Total from investment
 operations                        .86            1.29            4.01            3.74            4.41             .65
                            ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.05)           (.11)           (.28)           (.17)           (.07)           (.04)
 Realized capital gains          (1.23)          (1.56)          (1.44)              -               -               -
                            ------------------------------------------------------------------------------------------
Total distributions              (1.28)          (1.67)          (1.72)           (.17)           (.07)           (.04)
                            ------------------------------------------------------------------------------------------
Net asset value at
 end of period              $    25.11      $    25.53      $    25.91      $    23.62        $  20.05      $    15.71
                            ==========================================================================================
Total return (%)*                 3.45            5.25           17.50           18.71           28.13            4.37
Net assets at
 end of period (000)        $1,183,729      $1,143,344      $1,262,075      $1,101,533        $796,024      $1,035,999
Ratios to average
 net assets:**
 Expenses (%)(a)                  1.10(c)         1.11            1.08(b)         1.00            1.00            1.00
 Expenses, excluding
  reimbursements (%)(a)           1.10(c)         1.11            1.11            1.12            1.19            1.17
 Net investment
  income (%)                       .29(c)          .36             .25             .39             .51             .42
Portfolio turnover (%)              10              18              31              31              28              43

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,149,178,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -            (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

34  | USAA GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                             YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------------------
                                  2017            2016            2015            2014            2013            2012
                            ------------------------------------------------------------------------------------------
Net asset value at
 beginning of period        $    25.48      $    25.86        $  23.57        $  20.02        $  15.71        $  15.11
                            ------------------------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income             .05             .15             .30             .10             .10(a)          .06
 Net realized and
  unrealized gain                  .83            1.16            3.72            3.62            4.32(a)          .60
                            ------------------------------------------------------------------------------------------
Total from
 investment operations             .88            1.31            4.02            3.72            4.42(a)          .66
                            ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.08)           (.13)           (.29)           (.17)           (.11)           (.06)
 Realized capital gains          (1.23)          (1.56)          (1.44)              -               -               -
                            ------------------------------------------------------------------------------------------
Total distributions              (1.31)          (1.69)          (1.73)           (.17)           (.11)           (.06)
                            ------------------------------------------------------------------------------------------
Net asset value at
 end of period              $    25.05      $    25.48        $  25.86        $  23.57        $  20.02        $  15.71
                            ==========================================================================================
Total return (%)*                 3.51            5.34           17.57           18.66           28.22            4.44
Net assets at end of
 period (000)               $1,022,191      $1,012,360        $865,996        $717,579        $664,513        $233,849
Ratios to average
 net assets:**
 Expenses (%)(b)                  1.02(c)         1.02            1.01            1.00             .99             .95
 Expenses, excluding
  reimbursements (%)(b)           1.02(c)         1.02            1.01            1.00             .99             .95
 Net investment
  income (%)                       .38(c)          .47             .31             .39             .53             .46
Portfolio turnover (%)              10              18              31              31              28              43

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,002,082,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                     -            (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

36  | USAA GROWTH FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2016 -
                                       AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                       --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00            $1,034.50                  $5.64

Hypothetical
 (5% return before expenses)               1,000.00             1,019.66                   5.60

INSTITUTIONAL SHARES
Actual                                     1,000.00             1,035.10                   5.23

Hypothetical
 (5% return before expenses)               1,000.00             1,020.06                   5.19

*Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares and 1.02% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.45% for Fund Shares and 3.51% for Institutional Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23420-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA GROWTH & INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         20

    Financial Statements                                                      21

    Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                               43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202739-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND (THE FUND) SEEKS CAPITAL GROWTH WITH A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Barrow, Hanley, Mewhinney & Strauss, LLC

    JOHN B. JARES, CFA                       MARK GIAMBRONE
    JOHN P. TOOHEY, CFA                      MICHAEL B. NAYFA, CFA
                                             TERRY L. PELZEL, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET BACKDROP DURING THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016 the equity markets began to experience volatility. Speculation over a potential Federal Reserve (the Fed) interest rate hike initially led to a decline, but the market experienced strong gains over the second half of the reporting period, driven by continued economic improvement and the November 8, 2016 U.S. elections. The results of the elections led to speculation around stronger economic growth going forward with the Republicans winning the presidential election as well as maintaining majorities in both houses of Congress.

    The strongest gains for the reporting period were concentrated in financials and cyclical areas, which were seen as being in the best position to benefit from elevated stimulus and growth, including energy, materials, and industrials. Health care stocks lagged behind the broader market, likely due to ongoing headlines surrounding drug pricing and post-election uncertainty regarding the future of the Affordable Care Act. Interest-rate-sensitive sectors such as real estate and utilities also underperformed as investors began to anticipate potential interest rate increases by the Fed. For the reporting period ended January 31, 2017, all broad-based U.S. stock indexes finished comfortably in double-digit positive territory.

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 11.47%, 11.52%, and 11.28%, respectively. This compares to returns of 6.61% for the Russell 3000(R) Index (the Index) and 6.79% for the Lipper Multi-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BHMS' PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The BHMS portion of the Fund outperformed its benchmark for the reporting period. Returns for the Fund versus the Index during the reporting period were supported by a lack of exposure to "bond substitute" areas of the market including utilities and real estate investment trusts (REITs), as well as by an underweight to consumer staples. Positioning within materials added to relative performance as cyclical areas of the market benefited post-election. Overweight exposure to financials was a positive contributor, as the sector led performance for the reporting period. The Fund's health care position detracted from performance.

    Specific holdings that contributed to performance included a number of financial services companies, including student loan provider and servicer SLM Corp., discount broker E*Trade Financial Corp., and banking services conglomerate PNC Financial Services Group, Inc.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Energy company Fairmount Santrol Holdings, Inc., industrials company Spirit AeroSystems Holdings, Inc. "A", and Royal Caribbean Cruises Ltd., within consumer discretionary all saw their shares benefit from increased optimism about the economy. Conversely, the most significant detractors included drug giant Teva Pharmaceutical Industries Ltd. ADR, pharmaceutical chain CVS Health Corp., and pharmacy benefits manager Express Scripts Holding Co.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period, the Manager's portion of the Fund outperformed the Index. This performance was in contrast to the prior reporting period, which saw the portfolio trail the Index. The important message from these two different time periods is that by staying true to our philosophy and maintaining a disciplined process, the portfolio outperformed over the combined reporting periods. Periods of volatility and shifts in market leadership are not uncommon. The good news is that they usually create excellent opportunities for disciplined investors.

    Outperformance over the reporting period was broad as each of the portfolio's sectors had positive returns. The biggest contributors to performance were the Fund's consumer discretionary holdings such as cruise lines. The performance of industrials was paced by railroads, and within information technology there was solid performance from internet and social media holdings. Materials holdings lagged by matching the performance of the benchmark's holdings.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USGRX)

--------------------------------------------------------------------------------
                                                 1/31/17            7/31/16
--------------------------------------------------------------------------------
Net Assets                                   $1.5 Billion        $1.4 Billion
Net Asset Value Per Share                       $22.51              $20.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*            1 YEAR           5 YEARS           10 YEARS
         11.47%                 23.94%            12.88%             6.09%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    11.86%                          13.60%                           6.13%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                      0.95%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         RUSSELL 3000          LIPPER MULTI-CAP          USAA GROWTH & INCOME
                            INDEX              CORE FUNDS INDEX              FUND SHARES
 1/31/2007               $10,000.00               $10,000.00                 $10,000.00
 2/28/2007                 9,835.96                 9,868.19                   9,828.00
 3/31/2007                 9,938.33                 9,972.21                   9,995.00
 4/30/2007                10,335.34                10,360.04                  10,323.00
 5/31/2007                10,711.98                10,747.92                  10,823.00
 6/30/2007                10,511.37                10,654.85                  10,715.00
 7/31/2007                10,152.90                10,313.96                  10,360.00
 8/31/2007                10,298.64                10,380.56                  10,452.00
 9/30/2007                10,674.10                10,742.34                  10,834.00
10/31/2007                10,869.90                10,958.83                  11,183.00
11/30/2007                10,380.55                10,466.39                  10,710.00
12/31/2007                10,317.74                10,370.90                  10,637.00
 1/31/2008                 9,692.36                 9,788.47                   9,898.00
 2/29/2008                 9,391.32                 9,530.56                   9,544.00
 3/31/2008                 9,335.68                 9,396.44                   9,407.00
 4/30/2008                 9,802.55                 9,868.71                   9,948.00
 5/31/2008                10,003.37                10,110.58                  10,202.00
 6/30/2008                 9,177.88                 9,304.48                   9,414.00
 7/31/2008                 9,104.68                 9,168.32                   9,246.00
 8/31/2008                 9,246.09                 9,255.83                   9,321.00
 9/30/2008                 8,376.73                 8,223.80                   8,343.00
10/31/2008                 6,891.04                 6,670.27                   6,764.00
11/30/2008                 6,347.06                 6,088.16                   6,134.00
12/31/2008                 6,468.49                 6,279.78                   6,227.00
 1/31/2009                 5,925.65                 5,835.68                   5,764.00
 2/28/2009                 5,304.91                 5,295.85                   5,244.00
 3/31/2009                 5,769.58                 5,723.53                   5,686.00
 4/30/2009                 6,376.74                 6,464.84                   6,327.00
 5/31/2009                 6,716.98                 6,863.52                   6,667.00
 6/30/2009                 6,739.87                 6,857.36                   6,607.00
 7/31/2009                 7,264.47                 7,426.19                   7,142.00
 8/31/2009                 7,524.04                 7,679.33                   7,387.00
 9/30/2009                 7,839.27                 8,027.66                   7,743.00
10/31/2009                 7,637.65                 7,792.95                   7,566.00
11/30/2009                 8,071.65                 8,218.12                   8,007.00
12/31/2009                 8,301.67                 8,496.59                   8,237.00
 1/31/2010                 8,002.41                 8,183.95                   7,915.00
 2/28/2010                 8,273.71                 8,459.61                   8,218.00
 3/31/2010                 8,795.17                 8,980.00                   8,726.00
 4/30/2010                 8,984.98                 9,154.77                   8,877.00
 5/31/2010                 8,275.19                 8,434.36                   8,144.00
 6/30/2010                 7,799.47                 8,013.95                   7,652.00
 7/31/2010                 8,340.92                 8,532.33                   8,266.00
 8/31/2010                 7,948.29                 8,151.52                   7,804.00
 9/30/2010                 8,698.74                 8,895.32                   8,603.00
10/31/2010                 9,038.67                 9,271.39                   8,939.00
11/30/2010                 9,090.85                 9,305.44                   8,952.00
12/31/2010                 9,707.11                 9,909.48                   9,549.00
 1/31/2011                 9,919.13                10,146.73                   9,753.00
 2/28/2011                10,280.26                10,496.22                  10,032.00
 3/31/2011                10,326.63                10,542.06                  10,020.00
 4/30/2011                10,634.00                10,850.16                  10,364.00
 5/31/2011                10,512.67                10,699.94                  10,236.00
 6/30/2011                10,323.87                10,510.94                  10,038.00
 7/31/2011                10,087.45                10,263.81                   9,713.00
 8/31/2011                 9,482.26                 9,534.00                   9,088.00
 9/30/2011                 8,746.47                 8,720.57                   8,336.00
10/31/2011                 9,753.13                 9,684.60                   9,358.00
11/30/2011                 9,726.77                 9,627.67                   9,281.00
12/31/2011                 9,806.72                 9,631.24                   9,308.00
 1/31/2012                10,301.59                10,158.52                   9,853.00
 2/29/2012                10,737.38                10,598.03                  10,282.00
 3/31/2012                11,068.59                10,848.85                  10,550.00
 4/30/2012                10,996.00                10,744.98                  10,370.00
 5/31/2012                10,316.24                10,008.86                   9,555.00
 6/30/2012                10,720.27                10,347.39                   9,857.00
 7/31/2012                10,826.46                10,441.74                   9,934.00
 8/31/2012                11,096.67                10,715.74                  10,281.00
 9/30/2012                11,388.07                10,999.41                  10,529.00
10/31/2012                11,191.64                10,865.04                  10,329.00
11/30/2012                11,278.30                11,002.27                  10,374.00
12/31/2012                11,416.52                11,186.78                  10,471.00
 1/31/2013                12,042.95                11,822.42                  11,041.00
 2/28/2013                12,202.55                11,935.46                  11,112.00
 3/31/2013                12,680.73                12,387.77                  11,467.00
 4/30/2013                12,888.30                12,539.17                  11,642.00
 5/31/2013                13,192.34                12,857.57                  12,037.00
 6/30/2013                13,021.23                12,665.55                  11,871.00
 7/31/2013                13,734.90                13,373.40                  12,606.00
 8/31/2013                13,351.48                13,019.96                  12,261.00
 9/30/2013                13,847.83                13,545.33                  12,732.00
10/31/2013                14,436.06                14,068.54                  13,351.00
11/30/2013                14,855.00                14,445.13                  13,833.00
12/31/2013                15,246.92                14,831.20                  14,231.00
 1/31/2014                14,765.21                14,369.30                  13,742.00
 2/28/2014                15,465.62                15,046.79                  14,361.00
 3/31/2014                15,547.71                15,077.10                  14,408.00
 4/30/2014                15,566.57                15,027.51                  14,376.00
 5/31/2014                15,906.25                15,367.09                  14,756.00
 6/30/2014                16,305.21                15,758.83                  15,093.00
 7/31/2014                15,983.55                15,428.21                  14,850.00
 8/31/2014                16,654.14                16,020.65                  15,494.00
 9/30/2014                16,306.99                15,626.88                  15,251.00
10/31/2014                16,755.65                15,990.26                  15,462.00
11/30/2014                17,161.70                16,322.19                  15,817.00
12/31/2014                17,161.51                16,323.11                  15,827.00
 1/31/2015                16,683.88                15,881.48                  15,239.00
 2/28/2015                17,649.89                16,793.62                  16,177.00
 3/31/2015                17,470.46                16,675.49                  15,944.00
 4/30/2015                17,549.48                16,737.38                  16,131.00
 5/31/2015                17,792.22                16,987.60                  16,496.00
 6/30/2015                17,494.55                16,699.72                  16,237.00
 7/31/2015                17,787.15                16,856.52                  16,447.00
 8/31/2015                16,713.35                15,879.86                  15,423.00
 9/30/2015                16,226.32                15,332.65                  14,896.00
10/31/2015                17,507.96                16,432.33                  16,094.00
11/30/2015                17,605.02                16,527.72                  16,169.00
12/31/2015                17,243.67                16,083.56                  15,743.00
 1/31/2016                16,270.69                15,123.04                  14,571.00
 2/29/2016                16,265.45                15,144.00                  14,492.00
 3/31/2016                17,410.64                16,245.67                  15,478.00
 4/30/2016                17,518.54                16,406.22                  15,597.00
 5/31/2016                17,831.95                16,694.26                  15,883.00
 6/30/2016                17,868.62                16,599.50                  15,462.00
 7/31/2016                18,577.77                17,261.55                  16,201.00
 8/31/2016                18,625.16                17,360.82                  16,447.00
 9/30/2016                18,654.44                17,394.14                  16,588.00
10/31/2016                18,250.84                17,004.67                  16,413.00
11/30/2016                19,067.60                17,781.37                  17,376.00
12/31/2016                19,439.67                18,056.99                  17,609.00
 1/31/2017                19,805.56                18,433.46                  18,059.00

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGIX)

--------------------------------------------------------------------------------
                                                 1/31/17            7/31/16
--------------------------------------------------------------------------------
Net Assets                                   $126.1 Million      $117.5 Million
Net Asset Value Per Share                        $22.50              $20.38

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*             1 YEAR             SINCE INCEPTION 8/07/15
        11.52%                   24.07%                      6.29%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                                          SINCE INCEPTION 8/07/15
     11.97%                                                  4.74%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      0.87%         AFTER REIMBURSEMENT       0.85%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Institutional Shares is lower than 0.85%, the Institutional Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     USAA
                         RUSSELL 3000         GROWTH & INCOME FUND        LIPPER MULTI-CAP
                            INDEX             INSTITUTIONAL SHARES        CORE FUNDS INDEX
 7/31/2015               $10,000.00               $10,000.00                $10,000.00
 8/31/2015                 9,396.30                 9,335.00                  9,420.60
 9/30/2015                 9,122.50                 9,016.00                  9,095.97
10/31/2015                 9,843.04                 9,742.00                  9,748.35
11/30/2015                 9,897.61                 9,787.00                  9,804.94
12/31/2015                 9,694.45                 9,526.00                  9,541.45
 1/31/2016                 9,147.44                 8,821.00                  8,971.62
 2/29/2016                 9,144.50                 8,773.00                  8,984.06
 3/31/2016                 9,788.32                 9,370.00                  9,637.62
 4/30/2016                 9,848.99                 9,443.00                  9,732.86
 5/31/2016                10,025.19                 9,621.00                  9,903.74
 6/30/2016                10,045.80                 9,366.00                  9,847.52
 7/31/2016                10,444.49                 9,813.00                 10,240.28
 8/31/2016                10,471.13                 9,963.00                 10,299.17
 9/30/2016                10,487.59                10,051.00                 10,318.94
10/31/2016                10,260.69                 9,944.00                 10,087.89
11/30/2016                10,719.88                10,529.00                 10,548.66
12/31/2016                10,929.05                10,667.00                 10,712.17
 1/31/2017                11,134.76                10,944.00                 10,935.50

                                   [END CHART]

                       Data from 7/31/15 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                                1/31/17             7/31/16
--------------------------------------------------------------------------------
Net Assets                                   $9.2 Million        $8.3 Million
Net Asset Value Per Share                       $22.44              $20.32

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*      1 YEAR       5 YEARS      SINCE INCEPTION 8/01/10
        11.28%             23.59%       12.54%               12.06%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                 SINCE INCEPTION 8/01/10
     11.62%                  13.27%                          11.80%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     1.28%         AFTER REIMBURSEMENT        1.20%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Adviser Shares is lower than 1.20%, the Adviser Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         RUSSELL 3000           LIPPER MULTI-CAP        USAA GROWTH & INCOME
                            INDEX               CORE FUNDS INDEX        FUND ADVISER SHARES
 7/31/2010               $10,000.00                $10,000.00                $10,000.00
 8/31/2010                 9,529.27                  9,553.69                  9,243.00
 9/30/2010                10,429.00                 10,425.42                 10,182.00
10/31/2010                10,836.53                 10,866.19                 10,572.00
11/30/2010                10,899.09                 10,906.09                 10,595.00
12/31/2010                11,637.93                 11,614.04                 11,295.00
 1/31/2011                11,892.12                 11,892.10                 11,536.00
 2/28/2011                12,325.09                 12,301.71                 11,859.00
 3/31/2011                12,380.68                 12,355.43                 11,843.00
 4/30/2011                12,749.19                 12,716.53                 12,249.00
 5/31/2011                12,603.72                 12,540.46                 12,091.00
 6/30/2011                12,377.37                 12,318.96                 11,856.00
 7/31/2011                12,093.93                 12,029.32                 11,465.00
 8/31/2011                11,368.35                 11,173.96                 10,726.00
 9/30/2011                10,486.22                 10,220.62                  9,836.00
10/31/2011                11,693.11                 11,350.48                 11,036.00
11/30/2011                11,661.50                 11,283.76                 10,945.00
12/31/2011                11,757.35                 11,287.94                 10,973.00
 1/31/2012                12,350.66                 11,905.91                 11,615.00
 2/29/2012                12,873.13                 12,421.03                 12,115.00
 3/31/2012                13,270.23                 12,714.99                 12,431.00
 4/30/2012                13,183.19                 12,593.26                 12,212.00
 5/31/2012                12,368.22                 11,730.51                 11,258.00
 6/30/2012                12,852.62                 12,127.27                 11,605.00
 7/31/2012                12,979.93                 12,237.85                 11,696.00
 8/31/2012                13,303.88                 12,558.98                 12,098.00
 9/30/2012                13,653.24                 12,891.45                 12,390.00
10/31/2012                13,417.74                 12,733.97                 12,154.00
11/30/2012                13,521.65                 12,894.80                 12,200.00
12/31/2012                13,687.36                 13,111.05                 12,300.00
 1/31/2013                14,438.39                 13,856.03                 12,963.00
 2/28/2013                14,629.74                 13,988.51                 13,047.00
 3/31/2013                15,203.03                 14,518.63                 13,461.00
 4/30/2013                15,451.88                 14,696.07                 13,660.00
 5/31/2013                15,816.40                 15,069.24                 14,125.00
 6/30/2013                15,611.26                 14,844.19                 13,925.00
 7/31/2013                16,466.88                 15,673.79                 14,781.00
 8/31/2013                16,007.19                 15,259.56                 14,376.00
 9/30/2013                16,602.28                 15,875.30                 14,918.00
10/31/2013                17,307.51                 16,488.51                 15,644.00
11/30/2013                17,809.78                 16,929.88                 16,203.00
12/31/2013                18,279.66                 17,382.35                 16,665.00
 1/31/2014                17,702.14                 16,841.00                 16,090.00
 2/28/2014                18,541.86                 17,635.03                 16,810.00
 3/31/2014                18,640.27                 17,670.56                 16,868.00
 4/30/2014                18,662.89                 17,612.44                 16,822.00
 5/31/2014                19,070.13                 18,010.42                 17,268.00
 6/30/2014                19,548.45                 18,469.56                 17,661.00
 7/31/2014                19,162.81                 18,082.06                 17,369.00
 8/31/2014                19,966.78                 18,776.40                 18,108.00
 9/30/2014                19,550.58                 18,314.90                 17,831.00
10/31/2014                20,088.48                 18,740.79                 18,070.00
11/30/2014                20,575.30                 19,129.81                 18,479.00
12/31/2014                20,575.07                 19,130.90                 18,481.00
 1/31/2015                20,002.43                 18,613.30                 17,784.00
 2/28/2015                21,160.59                 19,682.34                 18,882.00
 3/31/2015                20,945.48                 19,543.88                 18,608.00
 4/30/2015                21,040.22                 19,616.42                 18,818.00
 5/31/2015                21,331.23                 19,909.68                 19,237.00
 6/30/2015                20,974.35                 19,572.28                 18,938.00
 7/31/2015                21,325.16                 19,756.06                 19,174.00
 8/31/2015                20,037.77                 18,611.39                 17,977.00
 9/30/2015                19,453.87                 17,970.06                 17,358.00
10/31/2015                20,990.44                 19,258.90                 18,749.00
11/30/2015                21,106.80                 19,370.70                 18,828.00
12/31/2015                20,673.57                 18,850.14                 18,328.00
 1/31/2016                19,507.06                 17,724.39                 16,968.00
 2/29/2016                19,500.78                 17,748.96                 16,876.00
 3/31/2016                20,873.75                 19,040.13                 18,019.00
 4/30/2016                21,003.12                 19,228.30                 18,149.00
 5/31/2016                21,378.87                 19,565.89                 18,483.00
 6/30/2016                21,422.83                 19,454.83                 17,992.00
 7/31/2016                22,273.04                 20,230.76                 18,845.00
 8/31/2016                22,329.85                 20,347.11                 19,123.00
 9/30/2016                22,364.96                 20,386.16                 19,290.00
10/31/2016                21,881.08                 19,929.69                 19,076.00
11/30/2016                22,860.30                 20,839.99                 20,190.00
12/31/2016                23,306.38                 21,163.02                 20,457.00
 1/31/2017                23,745.05                 21,604.25                 20,971.00

                                   [END CHART]

                       Data from 7/31/10 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Norwegian Cruise Line Holdings Ltd. .....................................  2.3%
Royal Caribbean Cruises Ltd. ............................................  2.1%
Canadian Pacific Railway Ltd. ...........................................  2.0%
Facebook, Inc. "A" ......................................................  1.9%
Microsoft Corp. .........................................................  1.9%
Amazon.com, Inc. ........................................................  1.7%
Bank of America Corp. ...................................................  1.7%
Alphabet, Inc. "A" ......................................................  1.6%
Spirit AeroSystems Holdings, Inc. "A" ...................................  1.5%
Apple, Inc. .............................................................  1.5%

                         o SECTOR ALLOCATION - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                20.0%
INFORMATION TECHNOLOGY                                                    16.5%
CONSUMER DISCRETIONARY                                                    16.0%
INDUSTRIALS                                                               14.7%
HEALTH CARE                                                               10.8%
ENERGY                                                                     8.3%
CONSUMER STAPLES                                                           6.4%
MATERIALS                                                                  4.1%
TELECOMMUNICATION SERVICES                                                 1.0%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-19.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.8%)

              COMMON STOCKS (97.8%)

              CONSUMER DISCRETIONARY (16.0%)
              ------------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.5%)
    332,400   Hanesbrands, Inc.                                                               $    7,881
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.6%)
    150,630   Delphi Automotive plc                                                               10,553
                                                                                              ----------
              CABLE & SATELLITE (0.8%)
    171,100   Comcast Corp. "A"                                                                   12,904
                                                                                              ----------
              CASINOS & GAMING (2.5%)
    341,610   Las Vegas Sands Corp.                                                               17,962
    779,900   MGM Resorts International*                                                          22,461
                                                                                              ----------
                                                                                                  40,423
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (1.0%)
    115,890   Home Depot, Inc.                                                                    15,944
                                                                                              ----------
              HOMEBUILDING (0.9%)
    245,000   CalAtlantic Group, Inc.                                                              8,543
      3,291   NVR, Inc.*                                                                           6,115
                                                                                              ----------
                                                                                                  14,658
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (5.3%)
    184,300   Carnival Corp.                                                                      10,206
     91,700   Hilton Worldwide Holdings, Inc.                                                      5,280
    792,400   Norwegian Cruise Line Holdings Ltd.*                                                37,243
    357,300   Royal Caribbean Cruises Ltd.                                                        33,454
                                                                                              ----------
                                                                                                  86,183
                                                                                              ----------
              HOUSEWARES & SPECIALTIES (0.4%)
    138,000   Newell Rubbermaid, Inc.                                                              6,532
                                                                                              ----------
              INTERNET RETAIL (1.7%)
     34,810   Amazon.com, Inc.*                                                                   28,665
                                                                                              ----------
              LEISURE FACILITIES (0.3%)
    304,500   SeaWorld Entertainment, Inc.                                                         5,515
                                                                                              ----------

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (1.3%)
    307,500   Twenty-First Century Fox, Inc. "A"                                              $    9,650
    103,600   Walt Disney Co.                                                                     11,463
                                                                                              ----------
                                                                                                  21,113
                                                                                              ----------
              SPECIALTY STORES (0.7%)
     96,590   Tiffany & Co.                                                                        7,604
     16,000   Ulta Salon, Cosmetics & Fragrance, Inc.*                                             4,356
                                                                                              ----------
                                                                                                  11,960
                                                                                              ----------
              Total Consumer Discretionary                                                       262,331
                                                                                              ----------
              CONSUMER STAPLES (6.4%)
              -----------------------
              DRUG RETAIL (1.5%)
    192,775   CVS Health Corp.                                                                    15,193
    115,860   Walgreens Boots Alliance, Inc.                                                       9,493
                                                                                              ----------
                                                                                                  24,686
                                                                                              ----------
              FOOD RETAIL (0.6%)
    305,000   Kroger Co.                                                                          10,358
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.4%)
     83,215   Procter & Gamble Co.                                                                 7,290
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.5%)
    125,000   Wal-Mart Stores, Inc.                                                                8,342
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.1%)
    125,000   Blue Buffalo Pet Products, Inc.*                                                     3,031
    162,500   Kraft Heinz Co.                                                                     14,510
                                                                                              ----------
                                                                                                  17,541
                                                                                              ----------
              SOFT DRINKS (0.8%)
    224,700   Coca-Cola European Partners plc                                                      7,759
     48,700   PepsiCo, Inc.                                                                        5,054
                                                                                              ----------
                                                                                                  12,813
                                                                                              ----------
              TOBACCO (1.5%)
    141,400   Altria Group, Inc.                                                                  10,065
     77,700   Philip Morris International, Inc.                                                    7,469
    107,626   Reynolds American, Inc.                                                              6,472
                                                                                              ----------
                                                                                                  24,006
                                                                                              ----------
              Total Consumer Staples                                                             105,036
                                                                                              ----------
              ENERGY (8.3%)
              -------------
              INTEGRATED OIL & GAS (1.8%)
    272,300   BP plc ADR                                                                           9,797
     93,300   Chevron Corp.                                                                       10,389

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    137,200   Occidental Petroleum Corp.                                                      $    9,298
                                                                                              ----------
                                                                                                  29,484
                                                                                              ----------
              OIL & GAS DRILLING (0.4%)
    200,000   Patterson-UTI Energy, Inc.                                                           5,608
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (1.3%)
    592,200   Fairmount Santrol Holdings, Inc.*                                                    7,414
    252,650   Halliburton Co.                                                                     14,293
                                                                                              ----------
                                                                                                  21,707
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (4.3%)
    380,000   Antero Resources Corp.*                                                              9,276
    151,540   Cimarex Energy Co.                                                                  20,490
    213,300   ConocoPhillips                                                                      10,400
    195,000   EOG Resources, Inc.                                                                 19,808
    176,600   Hess Corp.                                                                           9,568
     55,488   Kosmos Energy Ltd.*                                                                    363
                                                                                              ----------
                                                                                                  69,905
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.5%)
    107,700   Phillips 66                                                                          8,791
                                                                                              ----------
              Total Energy                                                                       135,495
                                                                                              ----------
              FINANCIALS (20.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.9%)
    176,640   Ameriprise Financial, Inc.                                                          19,831
    252,500   Bank of New York Mellon Corp.                                                       11,294
    236,400   Invesco Ltd.                                                                         6,837
    120,800   State Street Corp.                                                                   9,205
                                                                                              ----------
                                                                                                  47,167
                                                                                              ----------
              CONSUMER FINANCE (2.8%)
    139,700   American Express Co.                                                                10,670
    104,900   Capital One Financial Corp.                                                          9,167
    130,800   Discover Financial Services                                                          9,062
    491,520   Navient Corp.                                                                        7,393
    759,920   SLM Corp.*                                                                           9,028
                                                                                              ----------
                                                                                                  45,320
                                                                                              ----------
              DIVERSIFIED BANKS (4.5%)
  1,222,526   Bank of America Corp.                                                               27,678
    257,550   Citigroup, Inc.                                                                     14,379
    172,985   JPMorgan Chase & Co.                                                                14,640
    100,000   U.S. Bancorp                                                                         5,265

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    210,135   Wells Fargo & Co.                                                               $   11,837
                                                                                              ----------
                                                                                                  73,799
                                                                                              ----------
              INSURANCE BROKERS (0.3%)
     44,600   Willis Towers Watson plc                                                             5,581
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (2.6%)
    397,900   Charles Schwab Corp.                                                                16,409
    208,047   E*Trade Financial Corp.*                                                             7,791
    430,700   Morgan Stanley                                                                      18,301
                                                                                              ----------
                                                                                                  42,501
                                                                                              ----------
              MULTI-LINE INSURANCE (0.6%)
    154,955   American International Group, Inc.                                                   9,957
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (0.6%)
     58,400   Berkshire Hathaway, Inc. "B"*                                                        9,586
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (2.3%)
    100,000   Allstate Corp.                                                                       7,521
    184,900   FNF Group                                                                            6,538
    612,600   XL Group Ltd.                                                                       23,015
                                                                                              ----------
                                                                                                  37,074
                                                                                              ----------
              REGIONAL BANKS (1.6%)
    948,400   KeyCorp                                                                             17,043
     83,450   PNC Financial Services Group, Inc.                                                  10,052
                                                                                              ----------
                                                                                                  27,095
                                                                                              ----------
              SPECIALIZED FINANCE (1.3%)
    177,070   CME Group, Inc.                                                                     21,440
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.5%)
    578,700   New York Community Bancorp, Inc.                                                     8,790
                                                                                              ----------
              Total Financials                                                                   328,310
                                                                                              ----------
              HEALTH CARE (10.8%)
              -------------------
              BIOTECHNOLOGY (0.8%)
     58,280   Amgen, Inc.                                                                          9,131
     15,284   Biogen, Inc.*                                                                        4,238
                                                                                              ----------
                                                                                                  13,369
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.6%)
    130,400   Cardinal Health, Inc.                                                                9,775
                                                                                              ----------
              HEALTH CARE EQUIPMENT (2.5%)
     60,000   Danaher Corp.                                                                        5,035
    536,000   Hologic, Inc.*                                                                      21,724

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    128,800   Medtronic plc                                                                   $    9,791
     70,000   NuVasive, Inc.*                                                                      4,954
                                                                                              ----------
                                                                                                  41,504
                                                                                              ----------
              HEALTH CARE SERVICES (0.6%)
    132,700   Express Scripts Holding Co.*                                                         9,140
                                                                                              ----------
              MANAGED HEALTH CARE (2.4%)
     66,628   Anthem, Inc.                                                                        10,270
     59,360   Cigna Corp.                                                                          8,680
    128,200   UnitedHealth Group, Inc.                                                            20,781
                                                                                              ----------
                                                                                                  39,731
                                                                                              ----------
              PHARMACEUTICALS (3.9%)
     50,615   Allergan plc*                                                                       11,079
     57,300   Bayer AG ADR                                                                         6,378
    146,780   Johnson & Johnson                                                                   16,623
    105,775   Merck & Co., Inc.                                                                    6,557
    306,082   Pfizer, Inc.                                                                         9,712
    147,400   Sanofi ADR                                                                           6,011
    198,757   Teva Pharmaceutical Industries Ltd. ADR                                              6,645
                                                                                              ----------
                                                                                                  63,005
                                                                                              ----------
              Total Health Care                                                                  176,524
                                                                                              ----------
              INDUSTRIALS (14.7%)
              -------------------
              AEROSPACE & DEFENSE (3.5%)
     65,360   Boeing Co.                                                                          10,681
     35,800   General Dynamics Corp.                                                               6,483
    422,500   Spirit AeroSystems Holdings, Inc. "A"                                               25,371
     20,000   TransDigm Group, Inc.                                                                4,328
     90,105   United Technologies Corp.                                                            9,882
                                                                                              ----------
                                                                                                  56,745
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (0.4%)
     66,000   Deere & Co.                                                                          7,065
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.7%)
     62,055   FedEx Corp.                                                                         11,735
                                                                                              ----------
              AIRLINES (2.2%)
    287,625   Southwest Airlines Co.                                                              15,046
    293,380   United Continental Holdings, Inc.*                                                  20,674
                                                                                              ----------
                                                                                                  35,720
                                                                                              ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (1.7%)
    411,075   Johnson Controls International plc                                              $   18,079
    169,400   Owens Corning, Inc.                                                                  9,359
                                                                                              ----------
                                                                                                  27,438
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    186,700   Republic Services, Inc.                                                             10,713
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (1.2%)
    165,556   General Electric Co.                                                                 4,917
    119,430   Honeywell International, Inc.                                                       14,131
                                                                                              ----------
                                                                                                  19,048
                                                                                              ----------
              INDUSTRIAL MACHINERY (1.3%)
    100,000   Illinois Tool Works, Inc.                                                           12,720
     75,200   Stanley Black & Decker, Inc.                                                         9,325
                                                                                              ----------
                                                                                                  22,045
                                                                                              ----------
              RAILROADS (2.6%)
    218,500   Canadian Pacific Railway Ltd.                                                       33,024
    120,790   Kansas City Southern                                                                10,377
                                                                                              ----------
                                                                                                  43,401
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.4%)
    162,600   Nielsen Holdings plc                                                                 6,652
                                                                                              ----------
              Total Industrials                                                                  240,562
                                                                                              ----------
              INFORMATION TECHNOLOGY (16.5%)
              ------------------------------
              APPLICATION SOFTWARE (1.4%)
    122,200   Adobe Systems, Inc.*                                                                13,855
     90,000   Citrix Systems, Inc.*                                                                8,207
                                                                                              ----------
                                                                                                  22,062
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
    200,000   Juniper Networks, Inc.                                                               5,356
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.0%)
    195,960   Visa, Inc. "A"                                                                      16,208
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (3.5%)
     31,416   Alphabet, Inc. "A"*                                                                 25,767
    245,100   Facebook, Inc. "A"*                                                                 31,942
                                                                                              ----------
                                                                                                  57,709
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (1.7%)
    524,500   Applied Materials, Inc.                                                         $   17,964
     55,000   Lam Research Corp.                                                                   6,317
    125,750   Versum Materials, Inc.*                                                              3,515
                                                                                              ----------
                                                                                                  27,796
                                                                                              ----------
              SEMICONDUCTORS (4.1%)
    106,672   Broadcom Ltd.                                                                       21,281
    100,000   Intel Corp.                                                                          3,682
    143,200   Microchip Technology, Inc.                                                           9,644
    175,245   NXP Semiconductors N.V.*                                                            17,148
    129,900   QUALCOMM, Inc.                                                                       6,941
    119,100   Texas Instruments, Inc.                                                              8,997
                                                                                              ----------
                                                                                                  67,693
                                                                                              ----------
              SYSTEMS SOFTWARE (3.0%)
    489,835   Microsoft Corp.                                                                     31,668
    430,865   Oracle Corp.                                                                        17,282
                                                                                              ----------
                                                                                                  48,950
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.5%)
    198,850   Apple, Inc.                                                                         24,130
                                                                                              ----------
              Total Information Technology                                                       269,904
                                                                                              ----------
              MATERIALS (4.1%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
     73,500   LyondellBasell Industries N.V. "A"                                                   6,855
                                                                                              ----------
              CONSTRUCTION MATERIALS (1.6%)
    189,400   CRH plc ADR                                                                          6,538
    156,190   Vulcan Materials Co.                                                                20,044
                                                                                              ----------
                                                                                                  26,582
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.6%)
    129,800   E.I. du Pont de Nemours & Co.                                                        9,800
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
    112,800   FMC Corp.                                                                            6,786
                                                                                              ----------
              INDUSTRIAL GASES (0.6%)
     65,300   Air Products & Chemicals, Inc.                                                       9,126
                                                                                              ----------
              SPECIALTY CHEMICALS (0.5%)
     89,000   Celanese Corp. "A"                                                                   7,512
                                                                                              ----------
              Total Materials                                                                     66,661
                                                                                              ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (1.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    143,940   Verizon Communications, Inc.                                                    $    7,055
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    142,500   T-Mobile US, Inc.*                                                                   8,873
                                                                                              ----------
              Total Telecommunication Services                                                    15,928
                                                                                              ----------
              Total Common Stocks                                                              1,600,751
                                                                                              ----------
              Total Equity Securities (cost: $1,152,875)                                       1,600,751
                                                                                              ----------
              MONEY MARKET INSTRUMENTS (2.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.0%)
 32,914,458   State Street Institutional Treasury Money Market Fund Premier Class,
                0.42%(a) (cost: $32,915)                                                          32,915
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,185,790)                                            $1,633,666
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $1,600,751                 $-                 $-       $1,600,751

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                     32,915                  -                  -           32,915
--------------------------------------------------------------------------------------------------------
Total                                  $1,633,666                 $-                 $-       $1,633,666
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 9.0% of net assets at January 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,185,790)                            $1,633,666
   Receivables:
       Capital shares sold                                                                           786
       USAA Asset Management Company (Note 6D)                                                         4
       Dividends and interest                                                                        695
       Securities sold                                                                             5,994
                                                                                              ----------
          Total assets                                                                         1,641,145
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        1,265
       Capital shares redeemed                                                                     1,397
   Accrued management fees                                                                           833
   Accrued transfer agent's fees                                                                      29
   Other accrued expenses and payables                                                               133
                                                                                              ----------
          Total liabilities                                                                        3,657
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,637,488
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,185,303
   Overdistribution of net investment income                                                        (340)
   Accumulated net realized gain on investments                                                    4,649
   Net unrealized appreciation of investments                                                    447,876
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,637,488
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,502,142/66,725
          capital shares outstanding, no par value)                                           $    22.51
                                                                                              ==========
       Institutional Shares (net assets of $126,119/5,606
          capital shares outstanding, no par value)                                           $    22.50
                                                                                              ==========
       Adviser Shares (net assets of $9,227/411 capital
          shares outstanding, no par value)                                                   $    22.44
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $44)                                             $ 16,242
   Interest                                                                                           52
                                                                                                --------
       Total income                                                                               16,294
                                                                                                --------
EXPENSES
   Management fees                                                                                 4,701
   Administration and servicing fees:
       Fund Shares                                                                                 1,078
       Institutional Shares                                                                           60
       Adviser Shares                                                                                  6
   Transfer agent's fees:
       Fund Shares                                                                                   916
       Institutional Shares                                                                           60
       Adviser Shares                                                                                  1
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                                 11
   Custody and accounting fees:
       Fund Shares                                                                                    95
       Institutional Shares                                                                            8
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                    62
   Shareholder reporting fees:
       Fund Shares                                                                                    30
   Trustees' fees                                                                                     15
   Registration fees:
       Fund Shares                                                                                    20
       Institutional Shares                                                                           13
       Adviser Shares                                                                                  9
   Professional fees                                                                                  75
   Other                                                                                              19
                                                                                                --------
           Total expenses                                                                          7,180
   Expenses reimbursed:
       Institutional Shares                                                                           (1)
       Adviser Shares                                                                                 (3)
                                                                                                --------
           Net expenses                                                                            7,176
                                                                                                --------
NET INVESTMENT INCOME                                                                              9,118
                                                                                                --------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                               $ 23,367
      Foreign currency transactions                                                                    1
   Change in net unrealized appreciation/(depreciation)                                          137,462
                                                                                                --------
           Net realized and unrealized gain                                                      160,830
                                                                                                --------
   Increase in net assets resulting from operations                                             $169,948
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                            1/31/2017          7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $    9,118         $   11,506
   Net realized gain (loss) on investments                                     23,367             (8,668)
   Net realized gain (loss) on foreign currency transactions                        1                 (1)
   Change in net unrealized appreciation/
       (depreciation) of investments                                          137,462            (29,157)
                                                                           -----------------------------
       Increase (decrease) in net assets resulting from operations            169,948            (26,320)
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                             (9,299)           (10,160)
       Institutional Shares*                                                     (822)              (447)
       Adviser Shares                                                             (39)               (40)
                                                                           -----------------------------
            Total distributions of net investment income                      (10,160)           (10,647)
                                                                           -----------------------------
   Net realized gains:
       Fund Shares                                                             (4,824)           (79,462)
       Institutional Shares*                                                     (401)              (252)
       Adviser Shares                                                             (30)              (461)
                                                                           -----------------------------
            Total distributions of net realized gains                          (5,255)           (80,175)
                                                                           -----------------------------
       Distributions to shareholders                                          (15,415)           (90,822)
                                                                           -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                (19,991)           (74,137)
   Institutional Shares*                                                       (3,480)           105,318
   Adviser Shares                                                                  22                (86)
                                                                           -----------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                                (23,449)            31,095
                                                                           -----------------------------
   Net increase (decrease) in net assets                                      131,084            (86,047)

NET ASSETS
   Beginning of period                                                      1,506,404          1,592,451
                                                                           -----------------------------
   End of period                                                           $1,637,488         $1,506,404
                                                                           =============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                           $     (340)        $      702
                                                                           =============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Institutional Shares (Institutional Shares), and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

     The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

     The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

     The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

     1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

        they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, the Fund did not receive any brokerage commission recapture credits. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $6,000, which represents 2.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had net capital loss carryforwards of $8,839,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $201,346,000 and $250,720,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $465,899,000 and $18,023,000, respectively, resulting in net unrealized appreciation of $447,876,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:


                                                  SIX-MONTH
                                                PERIOD ENDED                       YEAR ENDED
                                              JANUARY 31, 2017                    JULY 31, 2016
-----------------------------------------------------------------------------------------------------
                                           SHARES           AMOUNT           SHARES           AMOUNT
                                           ----------------------------------------------------------
FUND SHARES:
Shares sold                                 2,382          $ 51,172           5,393         $ 107,149
Shares issued from
  reinvested dividends                        634            13,890           4,391            88,309
Shares redeemed                            (3,992)          (85,053)        (14,051)         (269,595)
                                           ----------------------------------------------------------
Net decrease from
  capital share transactions                 (976)         $(19,991)         (4,267)        $ (74,137)
                                           ==========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                   538          $ 11,356           6,232         $ 114,348
Shares issued from
  reinvested dividends                         56             1,223              21               410
Shares redeemed                              (754)          (16,059)           (487)           (9,440)
                                           ----------------------------------------------------------
Net increase (decrease) from
  capital share transactions                 (160)         $ (3,480)          5,766         $ 105,318
                                           ==========================================================
ADVISER SHARES:
Shares sold                                     2          $     42               4         $      91
Shares issued from
  reinvested dividends                          -*                2               1                19
Shares redeemed                                (1)              (22)            (10)             (196)
                                           ----------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    1          $     22              (5)        $     (86)
                                           ==========================================================

*Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

    by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4

    +/- 401 to 700                                     +/- 5

    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $4,701,000, which included a less than 0.01% performance adjustment for the Institutional Shares of $3,000. For the six-month period ended January 31, 2017, the Fund Shares and Adviser Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $670,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,078,000, $60,000, and $6,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.85% and 1.20%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017, the Institutional Shares and Adviser Shares incurred reimbursable expenses of $1,000 and $3,000, respectively, of which $4,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $916,000, $60,000, and $1,000, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 398,000 Adviser Shares, which represents 96.7% of the Adviser Shares outstanding, and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                         YEAR ENDED JULY 31,
                              -------------------------------------------------------------------------------------
                                    2017           2016           2015           2014           2013           2012
                              -------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    20.39     $    22.00     $    22.63     $    19.39     $    15.44     $    15.24
                              -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .12            .15            .17            .21            .18            .14
  Net realized and
    unrealized gain (loss)          2.21           (.51)          2.14           3.24           3.95            .20
                              -------------------------------------------------------------------------------------
Total from investment
  operations                        2.33           (.36)          2.31           3.45           4.13            .34
                              -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.14)          (.14)          (.18)          (.21)          (.18)          (.14)
  Realized capital gains            (.07)         (1.11)         (2.76)             -              -              -
                              -------------------------------------------------------------------------------------
Total distributions                 (.21)         (1.25)         (2.94)          (.21)          (.18)          (.14)
                              -------------------------------------------------------------------------------------
Net asset value
  at end of period            $    22.51     $    20.39     $    22.00     $    22.63     $    19.39     $    15.44
                              =====================================================================================
Total return (%)*                  11.47          (1.49)         10.70          17.86          26.90           2.28
Net assets at
  end of period (000)         $1,502,142     $1,380,560     $1,583,353     $1,514,795     $1,418,296     $1,152,540
Ratios to average
  net assets:**
  Expenses (%)(a)                    .92(d)         .95            .93            .94            .96           1.01
  Net investment income (%)         1.16(d)         .78            .66            .97           1.04            .93
Portfolio turnover (%)                13             22             35             61(c)         112(b)          51

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,425,646,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follow:
                                       -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   SIX-MONTH
                                                                 PERIOD ENDED         PERIOD ENDED
                                                                  JANUARY 31,           JULY 31,
                                                                 ---------------------------------
                                                                     2017                  2016***
                                                                 ---------------------------------
Net asset value at beginning of period                           $  20.38              $  22.10
                                                                 ------------------------------
Income (loss) from investment operations:
  Net investment income                                              0.12                   .16
  Net realized and unrealized gain (loss)                            2.22                  (.60)
                                                                 ------------------------------
Total from investment operations                                     2.34                  (.44)
                                                                 ------------------------------
Less distributions from:
  Net investment income                                              (.15)                 (.17)
  Realized capital gains                                             (.07)                (1.11)
                                                                 ------------------------------
Total distributions                                                  (.22)                (1.28)
                                                                 ------------------------------
Net asset value at end of period                                 $  22.50              $  20.38
                                                                 ==============================
Total return (%)*                                                   11.52                 (1.87)
Net assets at end of period (000)                                $126,119              $117,512
Ratios to average net assets:**
  Expenses (%)(a)                                                     .85                   .85
  Expenses, excluding reimbursements (%)(a)                           .85                   .87
  Net investment income (%)(a)                                       1.24                   .83
Portfolio turnover (%)                                                 13                    22

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the six-month period ended January 31, 2017, average net assets were
     $119,555,000.
 *** Institutional Shares commenced operations on August 7, 2015.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                                YEAR ENDED JULY 31,
                                -----------------------------------------------------------------------------------
                                    2017           2016           2015           2014            2013          2012
                                -----------------------------------------------------------------------------------
Net asset value at beginning
  of period                       $20.32         $21.93         $22.56         $19.34          $15.42        $15.22
                                  ---------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income              .09            .10            .10            .15             .12           .10
  Net realized and
    unrealized gain (loss)          2.20           (.50)          2.14           3.23            3.93           .20
                                  ---------------------------------------------------------------------------------
Total from investment
  operations                        2.29           (.40)          2.24           3.38            4.05           .30
                                  ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.10)          (.10)          (.11)          (.16)           (.13)         (.10)
  Realized capital gains            (.07)         (1.11)         (2.76)             -               -             -
                                  ---------------------------------------------------------------------------------
Total distributions                 (.17)         (1.21)         (2.87)          (.16)           (.13)         (.10)
                                  ---------------------------------------------------------------------------------
Net asset value at end of
  period                          $22.44         $20.32         $21.93         $22.56          $19.34        $15.42
                                  =================================================================================
Total return (%)*                  11.28          (1.72)         10.40          17.51           26.37          2.02
Net assets at end
  of period (000)                 $9,227         $8,332         $9,098         $9,305          $7,919        $6,223
Ratios to average net assets:**
  Expenses (%)(a)                   1.20(e)        1.20           1.22(d)        1.22            1.30          1.30
  Expenses, excluding
    reimbursements (%)(a)           1.26(e)        1.28           1.27           1.22            1.39          1.43
  Net investment income (%)          .88(e)         .53            .37            .70             .70           .64
Portfolio turnover (%)                13             22             35             61(c)          112(b)         51

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $8,717,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follow:
                                       -              -              -           (.00%)(+)       (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2016 -
                                       AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                       --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,114.70                $4.90

Hypothetical
  (5% return before expenses)              1,000.00               1,020.57                 4.69

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,115.20                 4.53

Hypothetical
  (5% return before expenses)              1,000.00               1,020.92                 4.33

ADVISER SHARES
Actual                                     1,000.00               1,112.80                 6.39

Hypothetical
  (5% return before expenses)              1,000.00               1,019.16                 6.11

*Expenses are equal to the annualized expense ratio of 0.92% for Fund Shares, 0.85% for Institutional Shares, and 1.20% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.47% for Fund Shares, 11.52% for Institutional Shares, and 11.28% for Adviser Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23432-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

 ========================================================================

        SEMIANNUAL REPORT
        USAA HIGH INCOME FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JANUARY 31, 2017

 ========================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         43

    Financial Statements                                                      48

    Notes to Financial Statements                                             52

EXPENSE EXAMPLE                                                               74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202741-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA HIGH INCOME FUND (THE FUND) SEEKS TO PROVIDE AN ATTRACTIVE TOTAL RETURN PRIMARILY THROUGH HIGH CURRENT INCOME AND SECONDARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar- denominated foreign securities, including in each case emerging markets securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                              KURT DAUM, JD*
    JOHN SPEAR, CFA*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the first half of the reporting period ended January 31, 2017, high-yield bonds recorded gains, benefiting from investors' search for yield and the narrowing of high-yield credit spreads. (Spreads are generally considered an indication of risk; the narrower the spread, the lower the risk.) High-yield bonds briefly retreated following the Republican sweep in the November 8, 2016 U.S. presidential election when U.S. Treasury yields rose amid volatility in crude oil prices. The Republican sweep appeared to release "animal spirits," a term used by economist John Maynard Keynes to describe emotional mindsets. These "animal spirits" drove up U.S. Treasury yields and pushed down U.S. Treasury prices, which move in the opposite direction of yields. They also fueled a strong rally in the stock market. High-yield bonds resumed their upward trend by mid-November 2016 on a stronger outlook for economic growth based on Republican-led fiscal policy, lower taxes, and less regulation, though at the end of the reporting period, it remained unclear what policies would actually be proposed and/or implemented. High-yield bond prices were also supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production, which led crude oil prices to rise. For the reporting period overall, the high-yield corporate bond market generated solid positive returns and was also the best-performing fixed-income market segment for 2016.

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

    High-yield credit spreads (yield differentials between high-yield corporate bonds and U.S. Treasury securities of comparable maturity) narrowed significantly during the reporting period. Credit spreads based on the Bloomberg Barclays U.S. Corporate High Yield Index began the period at 540 basis points and ended the reporting period at 388 basis points. (A basis point is 1/100(th) of a percent.)

             o BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD INDEX o

          [CHART OF BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD INDEX]

                                                                AVERAGE OPTION
DATE                                                            ADJUSTED SPREAD
  1/4/2016                                                           6.74
  1/5/2016                                                           6.68
  1/6/2016                                                           6.76
  1/7/2016                                                           6.89
  1/8/2016                                                           6.91
 1/11/2016                                                           6.95
 1/12/2016                                                           7.03
 1/13/2016                                                           7.13
 1/14/2016                                                           7.23
 1/15/2016                                                           7.55
 1/19/2016                                                           7.53
 1/20/2016                                                           7.90
 1/21/2016                                                           7.76
 1/22/2016                                                           7.50
 1/25/2016                                                           7.46
 1/26/2016                                                           7.44
 1/27/2016                                                           7.40
 1/28/2016                                                           7.37
 1/29/2016                                                           7.34
  2/1/2016                                                           7.36
  2/2/2016                                                           7.58
  2/3/2016                                                           7.66
  2/4/2016                                                           7.62
  2/5/2016                                                           7.68
  2/8/2016                                                           8.07
  2/9/2016                                                           8.15
 2/10/2016                                                           8.09
 2/11/2016                                                           8.39
 2/12/2016                                                           8.20
 2/16/2016                                                           8.06
 2/17/2016                                                           7.82
 2/18/2016                                                           7.77
 2/19/2016                                                           7.81
 2/22/2016                                                           7.69
 2/23/2016                                                           7.70
 2/24/2016                                                           7.78
 2/25/2016                                                           7.68
 2/26/2016                                                           7.42
 2/29/2016                                                           7.26
  3/1/2016                                                           7.03
  3/2/2016                                                           6.90
  3/3/2016                                                           6.88
  3/4/2016                                                           6.69
  3/7/2016                                                           6.64
  3/8/2016                                                           6.73
  3/9/2016                                                           6.76
 3/10/2016                                                           6.66
 3/11/2016                                                           6.42
 3/14/2016                                                           6.38
 3/15/2016                                                           6.46
 3/16/2016                                                           6.53
 3/17/2016                                                           6.41
 3/18/2016                                                           6.29
 3/21/2016                                                           6.24
 3/22/2016                                                           6.28
 3/23/2016                                                           6.38
 3/24/2016                                                           6.51
 3/28/2016                                                           6.56
 3/29/2016                                                           6.68
 3/30/2016                                                           6.56
 3/31/2016                                                           6.56
  4/1/2016                                                           6.56
  4/4/2016                                                           6.55
  4/5/2016                                                           6.63
  4/6/2016                                                           6.53
  4/7/2016                                                           6.60
  4/8/2016                                                           6.51
 4/11/2016                                                           6.48
 4/12/2016                                                           6.38
 4/13/2016                                                           6.22
 4/14/2016                                                           6.12
 4/15/2016                                                           6.16
 4/18/2016                                                           6.17
 4/19/2016                                                           6.03
 4/20/2016                                                           5.89
 4/21/2016                                                           5.86
 4/22/2016                                                           5.87
 4/25/2016                                                           5.91
 4/26/2016                                                           5.86
 4/27/2016                                                           5.87
 4/28/2016                                                           5.82
 4/29/2016                                                           5.77
  5/2/2016                                                           5.75
  5/3/2016                                                           5.91
  5/4/2016                                                           5.98
  5/5/2016                                                           6.00
  5/6/2016                                                           6.08
  5/9/2016                                                           6.11
 5/10/2016                                                           6.04
 5/11/2016                                                           6.00
 5/12/2016                                                           5.95
 5/13/2016                                                           5.99
 5/16/2016                                                           5.91
 5/17/2016                                                           5.87
 5/18/2016                                                           5.77
 5/19/2016                                                           5.88
 5/20/2016                                                           5.81
 5/23/2016                                                           5.79
 5/24/2016                                                           5.71
 5/25/2016                                                           5.63
 5/26/2016                                                           5.67
 5/27/2016                                                           5.67
 5/31/2016                                                           5.66
  6/1/2016                                                           5.69
  6/2/2016                                                           5.69
  6/3/2016                                                           5.78
  6/6/2016                                                           5.69
  6/7/2016                                                           5.61
  6/8/2016                                                           5.53
  6/9/2016                                                           5.55
 6/10/2016                                                           5.64
 6/13/2016                                                           5.71
 6/14/2016                                                           5.83
 6/15/2016                                                           5.87
 6/16/2016                                                           5.98
 6/17/2016                                                           5.90
 6/20/2016                                                           5.72
 6/21/2016                                                           5.69
 6/22/2016                                                           5.68
 6/23/2016                                                           5.57
 6/24/2016                                                           5.87
 6/27/2016                                                           6.16
 6/28/2016                                                           6.16
 6/29/2016                                                           6.02
 6/30/2016                                                           5.94
  7/1/2016                                                           5.85
  7/5/2016                                                           5.90
  7/6/2016                                                           5.85
  7/7/2016                                                           5.77
  7/8/2016                                                           5.64
 7/11/2016                                                           5.43
 7/12/2016                                                           5.25
 7/13/2016                                                           5.32
 7/14/2016                                                           5.25
 7/15/2016                                                           5.20
 7/18/2016                                                           5.23
 7/19/2016                                                           5.25
 7/20/2016                                                           5.21
 7/21/2016                                                           5.21
 7/22/2016                                                           5.20
 7/25/2016                                                           5.17
 7/26/2016                                                           5.21
 7/27/2016                                                           5.30
 7/28/2016                                                           5.33
 7/29/2016                                                           5.40
  8/1/2016                                                           5.41
  8/2/2016                                                           5.45
  8/3/2016                                                           5.45
  8/4/2016                                                           5.43
  8/5/2016                                                           5.28
  8/8/2016                                                           5.23
  8/9/2016                                                           5.19
 8/10/2016                                                           5.17
 8/11/2016                                                           5.09
 8/12/2016                                                           5.12
 8/15/2016                                                           5.06
 8/16/2016                                                           4.99
 8/17/2016                                                           4.97
 8/18/2016                                                           5.00
 8/19/2016                                                           4.95
 8/22/2016                                                           4.97
 8/23/2016                                                           4.95
 8/24/2016                                                           4.95
 8/25/2016                                                           4.91
 8/26/2016                                                           4.86
 8/29/2016                                                           4.89
 8/30/2016                                                           4.89
 8/31/2016                                                           4.90
  9/1/2016                                                           4.89
  9/2/2016                                                           4.88
  9/6/2016                                                           4.84
  9/7/2016                                                           4.82
  9/8/2016                                                           4.67
  9/9/2016                                                           4.79
 9/12/2016                                                           4.91
 9/13/2016                                                           4.98
 9/14/2016                                                           5.01
 9/15/2016                                                           5.00
 9/16/2016                                                           5.02
 9/19/2016                                                           4.99
 9/20/2016                                                           4.99
 9/21/2016                                                           4.97
 9/22/2016                                                           4.86
 9/23/2016                                                           4.87
 9/26/2016                                                           4.92
 9/27/2016                                                           4.95
 9/28/2016                                                           4.91
 9/29/2016                                                           4.87
 9/30/2016                                                           4.80
 10/3/2016                                                           4.75
 10/4/2016                                                           4.68
 10/5/2016                                                           4.65
 10/6/2016                                                           4.65
 10/7/2016                                                           4.66
10/11/2016                                                           4.64
10/12/2016                                                           4.63
10/13/2016                                                           4.71
10/14/2016                                                           4.65
10/17/2016                                                           4.67
10/18/2016                                                           4.65
10/19/2016                                                           4.59
10/20/2016                                                           4.56
10/21/2016                                                           4.58
10/24/2016                                                           4.54
10/25/2016                                                           4.53
10/26/2016                                                           4.57
10/27/2016                                                           4.60
10/28/2016                                                           4.67
10/31/2016                                                           4.77
 11/1/2016                                                           4.92
 11/2/2016                                                           4.99
 11/3/2016                                                           5.00
 11/4/2016                                                           5.05
 11/7/2016                                                           4.89
 11/8/2016                                                           4.86
 11/9/2016                                                           4.79
11/10/2016                                                           4.83
11/14/2016                                                           4.98
11/15/2016                                                           4.84
11/16/2016                                                           4.83
11/17/2016                                                           4.76
11/18/2016                                                           4.74
11/21/2016                                                           4.69
11/22/2016                                                           4.63
11/23/2016                                                           4.60
11/25/2016                                                           4.59
11/28/2016                                                           4.60
11/29/2016                                                           4.63
11/30/2016                                                           4.55
 12/1/2016                                                           4.48
 12/2/2016                                                           4.50
 12/5/2016                                                           4.45
 12/6/2016                                                           4.37
 12/7/2016                                                           4.30
 12/8/2016                                                           4.25
 12/9/2016                                                           4.17
12/12/2016                                                           4.13
12/13/2016                                                           4.08
12/14/2016                                                           4.01
12/15/2016                                                           4.03
12/16/2016                                                           4.05
12/19/2016                                                           4.07
12/20/2016                                                           4.04
12/21/2016                                                           4.03
12/22/2016                                                           4.04
12/23/2016                                                           4.04
12/27/2016                                                           3.97
12/28/2016                                                           4.00
12/29/2016                                                           4.04
12/30/2016                                                           4.09
  1/3/2017                                                           3.98
  1/4/2017                                                           3.87
  1/5/2017                                                           3.91
  1/6/2017                                                           3.83
  1/9/2017                                                           3.88
 1/10/2017                                                           3.88
 1/11/2017                                                           3.89
 1/12/2017                                                           3.91
 1/13/2017                                                           3.89
 1/17/2017                                                           3.93
 1/18/2017                                                           3.89
 1/19/2017                                                           3.86
 1/20/2017                                                           3.87
 1/23/2017                                                           3.95
 1/24/2017                                                           3.87
 1/25/2017                                                            3.8
 1/26/2017                                                           3.81
 1/27/2017                                                           3.82
 1/30/2017                                                           3.83
 1/31/2017                                                           3.88

                                   [END CHART]

    As U.S. Treasury prices fell and stocks rallied after November 8, 2016, high-yield bonds started to resume their long-term relationship with these two asset classes, outperforming 10-year U.S. Treasury securities and underperforming the S&P 500(R) Index. (High-yield bonds had outperformed stocks and higher-quality bonds during the first half of the reporting period.) Historically, high-yield securities tend to perform between stocks and high-quality bonds, with generally less volatility, which can provide long-term investors with a significant diversification advantage.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Default expectations were low at the end of the reporting period. According to J.P. Morgan, the U.S. high-yield default rate was 1.64% at the end of January 2017 (or, 0.70% when commodity-related high-yield bonds are excluded).

                        o SIX-MONTH COMPARATIVE RETURNS o

                    [CHART OF SIX-MONTH COMPARATIVE RETURNS]

                 USAA HIGH                      CITI U.S. TREASURY
                INCOME FUND     S&P 500 INDEX      10-YEAR INDEX
 7/29/2016          0.00%           0.00%             0.00%
  8/1/2016          0.00           -0.13             -0.36
  8/2/2016         -0.13           -0.76             -0.71
  8/3/2016         -0.13           -0.42             -0.75
  8/4/2016          0.25           -0.37             -0.38
  8/5/2016          0.51            0.49             -1.10
  8/8/2016          0.76            0.41             -1.10
  8/9/2016          1.14            0.45             -0.76
 8/10/2016          1.27            0.20             -0.43
 8/11/2016          1.27            0.69             -1.09
 8/12/2016          1.39            0.61             -0.59
 8/15/2016          1.65            0.90             -0.94
 8/16/2016          1.65            0.37             -1.13
 8/17/2016          1.77            0.58             -0.96
 8/18/2016          1.90            0.81             -0.77
 8/19/2016          1.90            0.67             -1.17
 8/22/2016          1.90            0.62             -0.79
 8/23/2016          2.03            0.82             -0.91
 8/24/2016          2.15            0.30             -0.91
 8/25/2016          2.03            0.16             -1.06
 8/26/2016          2.15            0.00             -1.55
 8/29/2016          2.17            0.54             -0.97
 8/30/2016          2.30            0.36             -0.98
 8/31/2016          2.30            0.14             -0.95
  9/1/2016          2.30            0.14             -0.99
  9/2/2016          2.43            0.56             -1.24
  9/5/2016          2.68            0.87             -1.23
  9/6/2016          2.68            0.87             -0.72
  9/7/2016          2.81            0.88             -0.69
  9/8/2016          2.81            0.66             -1.37
  9/9/2016          2.43           -1.81             -1.88
 9/12/2016          2.30           -0.37             -1.87
 9/13/2016          1.92           -1.81             -2.41
 9/14/2016          2.05           -1.86             -2.00
 9/15/2016          2.05           -0.86             -2.12
 9/16/2016          2.05           -1.23             -2.12
 9/19/2016          2.17           -1.23             -2.06
 9/20/2016          2.17           -1.20             -1.96
 9/21/2016          2.30           -0.12             -1.78
 9/22/2016          2.94            0.53             -1.44
 9/23/2016          2.94           -0.04             -1.33
 9/26/2016          2.81           -0.89             -1.06
 9/27/2016          2.68           -0.25             -0.76
 9/28/2016          2.81            0.30             -0.84
 9/29/2016          3.07           -0.63             -0.74
 9/30/2016          3.19            0.16             -1.17
 10/3/2016          3.19           -0.15             -1.33
 10/4/2016          3.32           -0.64             -1.86
 10/5/2016          3.32           -0.17             -2.16
 10/6/2016          3.32           -0.12             -2.39
 10/7/2016          3.45           -0.44             -2.30
10/10/2016          3.45            0.02             -2.28
10/11/2016          3.45           -1.23             -2.53
10/12/2016          3.45           -1.11             -2.68
10/13/2016          3.32           -1.41             -2.32
10/14/2016          3.58           -1.39             -2.80
10/17/2016          3.58           -1.69             -2.55
10/18/2016          3.96           -1.08             -2.39
10/19/2016          4.22           -0.85             -2.42
10/20/2016          4.34           -0.98             -2.37
10/21/2016          4.34           -0.99             -2.28
10/24/2016          4.47           -0.52             -2.49
10/25/2016          4.47           -0.89             -2.44
10/26/2016          4.22           -1.06             -2.70
10/27/2016          4.07           -1.35             -3.16
10/28/2016          3.82           -1.66             -3.19
10/31/2016          3.56           -1.67             -3.07
 11/1/2016          3.30           -2.33             -2.96
 11/2/2016          2.92           -2.96             -2.75
 11/3/2016          2.79           -3.35             -2.87
 11/4/2016          2.79           -3.51             -2.62
 11/7/2016          3.17           -1.37             -2.98
 11/8/2016          3.17           -0.95             -3.29
 11/9/2016          2.92            0.16             -5.04
11/10/2016          2.66            0.36             -5.56
11/11/2016          2.53            0.22             -5.55
11/14/2016          1.89            0.23             -6.50
11/15/2016          2.40            1.00             -6.66
11/16/2016          2.40            0.87             -6.51
11/17/2016          2.53            1.35             -6.95
11/18/2016          2.40            1.12             -7.43
11/21/2016          2.66            1.88             -7.42
11/22/2016          2.92            2.10             -7.27
11/23/2016          2.92            2.19             -7.57
11/24/2016          2.92            2.19             -7.56
11/25/2016          2.92            2.59             -7.67
11/28/2016          3.04            2.06             -7.22
11/29/2016          3.04            2.22             -7.05
11/30/2016          3.04            1.97             -7.55
 12/1/2016          3.04            1.62             -8.17
 12/2/2016          3.30            1.66             -7.76
 12/5/2016          3.43            2.26             -7.72
 12/6/2016          3.69            2.61             -7.76
 12/7/2016          4.21            3.98             -7.38
 12/8/2016          4.21            4.22             -7.72
 12/9/2016          4.46            4.84             -8.31
12/12/2016          4.59            4.73             -8.43
12/13/2016          4.74            5.43             -8.42
12/14/2016          4.61            4.58             -8.76
12/15/2016          4.35            4.99             -9.22
12/16/2016          4.35            4.81             -9.36
12/19/2016          4.48            5.02             -8.88
12/20/2016          4.48            5.42             -9.08
12/21/2016          4.61            5.16             -8.90
12/22/2016          4.61            4.98             -8.95
12/23/2016          4.87            5.11             -8.83
12/27/2016          4.87            5.35             -9.00
12/28/2016          4.87            4.49             -8.57
12/29/2016          5.00            4.46             -8.29
12/30/2016          5.00            3.98             -7.91
  1/3/2017          5.26            4.87             -8.06
  1/4/2017          5.65            5.49             -8.08
  1/5/2017          5.91            5.41             -7.36
  1/6/2017          6.04            5.81             -7.76
  1/9/2017          6.04            5.44             -7.41
 1/10/2017          6.17            5.44             -7.44
 1/11/2017          6.04            5.75             -7.34
 1/12/2017          6.17            5.52             -7.26
 1/13/2017          6.30            5.72             -7.42
 1/16/2017          6.30            5.72             -7.41
 1/17/2017          6.30            5.41             -6.97
 1/18/2017          6.30            5.61             -7.47
 1/19/2017          6.17            5.23             -8.02
 1/20/2017          6.30            5.59             -8.06
 1/23/2017          6.30            5.31             -7.52
 1/24/2017          6.43            6.00             -8.08
 1/25/2017          6.56            6.85             -8.52
 1/26/2017          6.56            6.77             -8.38
 1/27/2017          6.64            6.69             -8.15
 1/30/2017          6.51            6.05             -8.17
 1/31/2017          6.53            5.96             -7.86

                                   [END CHART]

                             Source: Bloomberg L.P.

o HOW DID THE USAA HIGH INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 6.53%, 6.45%, and 6.36%, respectively. This compares to returns of 6.09% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index* (the Index) and 6.26% for the

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index.

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

    Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 5.74%, 5.83%, and 5.43%, respectively, compared to 5.17% for the Lipper High Yield Bond Funds Index Average. The R6 Shares commenced operations on December 1, 2016, and from that time through January 31, 2017, had a total return of 3.40%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to adhere to our disciplined investment process, building the portfolio bond-by-bond. We look for opportunities where our fundamental understanding of the credit risk is different than the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. In keeping with our approach, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for any risk taken.

    Relative to the Index, the Fund benefited during the reporting period from its position in corporate bonds, especially in basic industry (metals and mining names); communications (wireless and cable companies); consumer cyclical (automakers); capital goods (aerospace and defense firms); and energy (independent companies). Positions in energy and insurance hybrid securities also added to returns. The Fund's gains were limited by its allocations to commercial mortgage-backed securities and preferred stock, which are not represented in the Index. In addition, the Fund's performance was hampered by its allocation to cash, which

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    we maintain as part of our liquidity strategy. Our liquidity strategy helps to prevent the Fund from being forced to sell its securities in the event of investment outflows.

    During the reporting period, we continued to seek relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We selectively added to the Fund's positions in the health care and retailing sectors. We also found attractive opportunities among floating-rate bank loans. Our analysts continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA HIGH INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USHYX)

--------------------------------------------------------------------------------
                                      1/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                         $1.2 Billion                   $1.1 Billion
Net Asset Value Per Share             $8.17                         $7.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*          1 YEAR              5 YEARS           10 YEARS
          6.53%               22.20%               6.81%              6.70%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
     17.91%                           7.13%                           6.65%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/17            EXPENSE RATIOS AS OF 7/31/16***
--------------------------------------------------------------------------------
                5.22%                                       0.84%

             (Includes acquired fund fees and expenses of 0.02%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS
                    U.S. HIGH YIELD      USAA HIGH         LIPPER HIGH
                   2% ISSUER CAPPED     INCOME FUND         YIELD BOND
                      BOND INDEX          SHARES           FUNDS INDEX
 1/31/2007           $10,000.00          $10,000.00          $10,000.00
 2/28/2007            10,146.06           10,148.00           10,129.67
 3/31/2007            10,163.30           10,173.00           10,161.88
 4/30/2007            10,295.84           10,311.00           10,302.21
 5/31/2007            10,367.18           10,371.00           10,390.01
 6/30/2007            10,179.19           10,249.00           10,221.20
 7/31/2007             9,825.20            9,985.00            9,889.85
 8/31/2007             9,972.28           10,077.00            9,985.22
 9/30/2007            10,220.10           10,252.00           10,225.90
10/31/2007            10,289.08           10,293.00           10,313.96
11/30/2007            10,072.35           10,061.00           10,094.73
12/31/2007            10,110.90           10,037.00           10,104.66
 1/31/2008             9,956.39            9,808.00            9,898.76
 2/29/2008             9,833.32            9,700.00            9,765.42
 3/31/2008             9,810.33            9,638.00            9,750.62
 4/30/2008            10,213.68            9,873.00           10,116.06
 5/31/2008            10,254.93            9,945.00           10,168.22
 6/30/2008            10,001.69            9,712.00            9,900.60
 7/31/2008             9,876.26            9,582.00            9,772.17
 8/31/2008             9,906.35            9,605.00            9,785.76
 9/30/2008             9,145.96            8,941.00            9,055.17
10/31/2008             7,674.21            7,759.00            7,595.60
11/30/2008             7,001.05            7,127.00            6,945.14
12/31/2008             7,494.00            7,218.00            7,190.08
 1/31/2009             7,993.04            7,483.00            7,503.80
 2/28/2009             7,776.31            7,276.00            7,330.19
 3/31/2009             7,989.65            7,337.00            7,438.76
 4/30/2009             8,931.94            7,986.00            8,160.66
 5/31/2009             9,531.05            8,690.00            8,635.13
 6/30/2009             9,811.34            9,070.00            8,925.74
 7/31/2009            10,399.97            9,610.00            9,491.30
 8/31/2009            10,599.79            9,875.00            9,650.30
 9/30/2009            11,204.99           10,466.00           10,154.85
10/31/2009            11,408.19           10,708.00           10,304.67
11/30/2009            11,520.10           10,848.00           10,435.98
12/31/2009            11,897.76           11,130.00           10,748.53
 1/31/2010            12,053.28           11,384.00           10,884.75
 2/28/2010            12,068.84           11,433.00           10,901.17
 3/31/2010            12,434.66           11,835.00           11,247.63
 4/30/2010            12,731.18           12,129.00           11,492.17
 5/31/2010            12,275.42           11,640.00           11,066.76
 6/30/2010            12,426.89           11,755.00           11,154.55
 7/31/2010            12,863.71           12,123.00           11,553.09
 8/31/2010            12,867.77           12,173.00           11,546.17
 9/30/2010            13,248.47           12,524.00           11,897.75
10/31/2010            13,587.25           12,857.00           12,228.45
11/30/2010            13,432.06           12,781.00           12,105.34
12/31/2010            13,674.81           13,038.00           12,351.22
 1/31/2011            13,977.08           13,289.00           12,609.12
 2/28/2011            14,161.00           13,551.00           12,812.29
 3/31/2011            14,207.32           13,629.00           12,838.63
 4/30/2011            14,426.75           13,878.00           13,040.04
 5/31/2011            14,497.41           13,950.00           13,068.84
 6/30/2011            14,356.43           13,755.00           12,923.84
 7/31/2011            14,522.09           13,855.00           13,031.17
 8/31/2011            13,938.53           13,223.00           12,445.45
 9/30/2011            13,480.07           12,780.00           12,005.66
10/31/2011            14,289.14           13,325.00           12,705.55
11/30/2011            13,980.80           13,080.00           12,419.38
12/31/2011            14,353.38           13,367.00           12,703.20
 1/31/2012            14,788.86           13,762.00           13,126.06
 2/29/2012            15,140.48           14,080.00           13,429.65
 3/31/2012            15,121.21           14,142.00           13,432.29
 4/30/2012            15,276.74           14,237.00           13,551.63
 5/31/2012            15,073.20           14,035.00           13,331.12
 6/30/2012            15,391.35           14,265.00           13,581.57
 7/31/2012            15,684.15           14,547.00           13,830.10
 8/31/2012            15,867.74           14,806.00           14,005.10
 9/30/2012            16,088.51           15,036.00           14,198.98
10/31/2012            16,230.18           15,260.00           14,321.50
11/30/2012            16,360.01           15,309.00           14,436.12
12/31/2012            16,617.64           15,577.00           14,664.31
 1/31/2013            16,840.45           15,877.00           14,877.18
 2/28/2013            16,925.99           16,012.00           14,955.61
 3/31/2013            17,098.42           16,214.00           15,111.75
 4/30/2013            17,407.44           16,492.00           15,396.00
 5/31/2013            17,306.69           16,500.00           15,309.05
 6/30/2013            16,852.96           16,078.00           14,910.48
 7/31/2013            17,172.13           16,350.00           15,203.30
 8/31/2013            17,067.99           16,229.00           15,095.35
 9/30/2013            17,237.38           16,364.00           15,255.94
10/31/2013            17,668.12           16,714.00           15,624.65
11/30/2013            17,757.38           16,791.00           15,689.59
12/31/2013            17,853.74           16,897.00           15,783.88
 1/31/2014            17,978.83           17,085.00           15,882.76
 2/28/2014            18,341.62           17,381.00           16,195.26
 3/31/2014            18,385.23           17,484.00           16,242.22
 4/30/2014            18,501.54           17,632.00           16,323.73
 5/31/2014            18,670.93           17,824.00           16,475.87
 6/30/2014            18,827.47           18,009.00           16,616.36
 7/31/2014            18,577.27           17,878.00           16,401.72
 8/31/2014            18,872.43           18,053.00           16,620.03
 9/30/2014            18,476.86           17,794.00           16,299.91
10/31/2014            18,695.95           17,880.00           16,479.89
11/30/2014            18,560.71           17,809.00           16,382.11
12/31/2014            18,292.59           17,493.00           16,136.91
 1/31/2015            18,412.96           17,537.00           16,224.70
 2/28/2015            18,856.54           17,824.00           16,601.52
 3/31/2015            18,753.42           17,718.00           16,535.33
 4/30/2015            18,980.29           17,908.00           16,728.87
 5/31/2015            19,037.77           17,918.00           16,799.43
 6/30/2015            18,754.78           17,633.00           16,551.94
 7/31/2015            18,645.91           17,446.00           16,495.00
 8/31/2015            18,319.30           17,073.00           16,203.73
 9/30/2015            17,848.67           16,693.00           15,768.19
10/31/2015            18,337.90           16,992.00           16,142.22
11/30/2015            17,933.19           16,576.00           15,776.43
12/31/2015            17,481.49           15,996.00           15,351.99
 1/31/2016            17,200.53           15,656.00           15,088.01
 2/29/2016            17,298.91           15,788.00           15,106.48
 3/31/2016            18,067.76           16,423.00           15,679.73
 4/30/2016            18,775.06           17,071.00           16,178.87
 5/31/2016            18,891.03           17,216.00           16,280.79
 6/30/2016            19,065.15           17,488.00           16,397.11
 7/31/2016            19,580.42           17,960.00           16,797.97
 8/31/2016            19,990.20           18,373.00           17,150.58
 9/30/2016            20,123.41           18,536.00           17,258.10
10/31/2016            20,201.17           18,602.00           17,302.92
11/30/2016            20,105.15           18,509.00           17,268.88
12/31/2016            20,476.05           18,861.00           17,584.27
 1/31/2017            20,773.24           19,132.00           17,850.19

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the following benchmarks:

o The unmanaged Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

o The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA HIGH INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIHIX)

--------------------------------------------------------------------------------
                                      1/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                         $996.4 Million                 $991.0 Million
Net Asset Value Per Share              $8.16                          $7.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*     1 YEAR         5 YEARS      SINCE INCEPTION 8/01/08
          6.45%          22.34%          6.96%               8.67%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                SINCE INCEPTION 8/01/08
    17.90%                    7.28%                          8.58%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/17         EXPENSE RATIOS AS OF 7/31/16***
--------------------------------------------------------------------------------
                5.35%                                  0.73%

             (Includes acquired fund fees and expenses of 0.02%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BLOOMBERG BARCLAYS
                      U.S. HIGH YIELD         USAA HIGH              LIPPER HIGH
                     2% ISSUER CAPPED        INCOME FUND              YIELD BOND
                        BOND INDEX        INSTITUTIONAL SHARES       FUNDS INDEX
 7/31/2008              $10,000.00             $10,000.00             $10,000.00
 8/31/2008               10,030.47              10,026.02              10,013.91
 9/30/2008                9,260.55               9,335.20               9,266.29
10/31/2008                7,770.36               8,103.33               7,772.69
11/30/2008                7,088.77               7,445.43               7,107.07
12/31/2008                7,587.89               7,543.33               7,357.71
 1/31/2009                8,093.18               7,823.87               7,678.75
 2/28/2009                7,873.75               7,609.28               7,501.09
 3/31/2009                8,089.76               7,676.57               7,612.19
 4/30/2009                9,043.85               8,357.89               8,350.92
 5/31/2009                9,650.47               9,096.76               8,836.46
 6/30/2009                9,934.27               9,497.08               9,133.83
 7/31/2009               10,530.28              10,065.93               9,712.59
 8/31/2009               10,732.60              10,345.72               9,875.29
 9/30/2009               11,345.38              10,968.20              10,391.60
10/31/2009               11,551.13              11,223.91              10,544.91
11/30/2009               11,664.44              11,372.72              10,679.29
12/31/2009               12,046.83              11,671.04              10,999.13
 1/31/2010               12,204.31              11,939.80              11,138.53
 2/28/2010               12,220.05              11,993.82              11,155.32
 3/31/2010               12,590.46              12,402.89              11,509.86
 4/30/2010               12,890.69              12,729.23              11,760.10
 5/31/2010               12,429.22              12,219.38              11,324.77
 6/30/2010               12,582.59              12,327.95              11,414.61
 7/31/2010               13,024.89              12,733.43              11,822.45
 8/31/2010               13,029.00              12,772.39              11,815.36
 9/30/2010               13,414.47              13,143.99              12,175.14
10/31/2010               13,757.49              13,512.55              12,513.55
11/30/2010               13,600.36              13,435.99              12,387.57
12/31/2010               13,846.15              13,709.37              12,639.18
 1/31/2011               14,152.20              13,976.04              12,903.10
 2/28/2011               14,338.43              14,254.25              13,111.00
 3/31/2011               14,385.33              14,339.23              13,137.96
 4/30/2011               14,607.51              14,587.46              13,344.06
 5/31/2011               14,679.06              14,665.36              13,373.53
 6/30/2011               14,536.30              14,463.99              13,225.15
 7/31/2011               14,704.05              14,588.71              13,334.98
 8/31/2011               14,113.18              13,926.64              12,735.61
 9/30/2011               13,648.97              13,445.71              12,285.56
10/31/2011               14,468.18              14,021.53              13,001.78
11/30/2011               14,155.97              13,766.01              12,708.93
12/31/2011               14,533.22              14,070.91              12,999.37
 1/31/2012               14,974.15              14,488.88              13,432.08
 2/29/2012               15,330.18              14,844.97              13,742.76
 3/31/2012               15,310.67              14,912.45              13,745.45
 4/30/2012               15,468.15              15,014.83              13,867.58
 5/31/2012               15,262.06              14,804.97              13,641.93
 6/30/2012               15,584.20              15,050.08              13,898.22
 7/31/2012               15,880.66              15,349.07              14,152.54
 8/31/2012               16,066.55              15,606.31              14,331.62
 9/30/2012               16,290.10              15,869.23              14,530.02
10/31/2012               16,433.54              16,093.89              14,655.40
11/30/2012               16,564.99              16,168.58              14,772.69
12/31/2012               16,825.85              16,455.70              15,006.20
 1/31/2013               17,051.45              16,774.76              15,224.03
 2/28/2013               17,138.06              16,920.46              15,304.29
 3/31/2013               17,312.66              17,116.97              15,464.07
 4/30/2013               17,625.55              17,432.33              15,754.95
 5/31/2013               17,523.54              17,442.77              15,665.98
 6/30/2013               17,064.12              16,998.05              15,258.11
 7/31/2013               17,387.29              17,267.67              15,557.76
 8/31/2013               17,281.85              17,161.63              15,447.29
 9/30/2013               17,453.36              17,286.37              15,611.62
10/31/2013               17,889.49              17,679.02              15,988.93
11/30/2013               17,979.87              17,762.06              16,055.39
12/31/2013               18,077.44              17,875.99              16,151.88
 1/31/2014               18,204.10              18,056.69              16,253.06
 2/28/2014               18,571.43              18,391.93              16,572.84
 3/31/2014               18,615.59              18,481.69              16,620.90
 4/30/2014               18,733.35              18,639.83              16,704.31
 5/31/2014               18,904.86              18,865.99              16,859.99
 6/30/2014               19,063.37              19,041.80              17,003.77
 7/31/2014               18,810.04              18,926.50              16,784.12
 8/31/2014               19,108.90              19,113.39              17,007.52
 9/30/2014               18,708.36              18,818.71              16,679.93
10/31/2014               18,930.20              18,911.20              16,864.11
11/30/2014               18,793.26              18,837.81              16,764.05
12/31/2014               18,521.79              18,527.14              16,513.13
 1/31/2015               18,643.66              18,552.88              16,602.97
 2/28/2015               19,092.81              18,857.73              16,988.57
 3/31/2015               18,988.39              18,747.30              16,920.84
 4/30/2015               19,218.10              18,950.57              17,118.89
 5/31/2015               19,276.30              18,962.08              17,191.10
 6/30/2015               18,989.76              18,662.32              16,937.84
 7/31/2015               18,879.53              18,487.09              16,879.57
 8/31/2015               18,548.83              18,094.12              16,581.51
 9/30/2015               18,072.30              17,670.94              16,135.81
10/31/2015               18,567.66              17,989.11              16,518.57
11/30/2015               18,157.89              17,574.72              16,144.25
12/31/2015               17,700.52              16,957.56              15,709.92
 1/31/2016               17,416.04              16,577.53              15,439.78
 2/29/2016               17,515.66              16,719.00              15,458.68
 3/31/2016               18,294.14              17,394.00              16,045.30
 4/30/2016               19,010.30              18,084.00              16,556.07
 5/31/2016               19,127.73              18,263.00              16,660.37
 6/30/2016               19,304.03              18,527.00              16,779.40
 7/31/2016               19,825.75              19,053.00              17,189.60
 8/31/2016               20,240.66              19,469.00              17,550.44
 9/30/2016               20,375.54              19,643.00              17,660.47
10/31/2016               20,454.28              19,714.00              17,706.33
11/30/2016               20,357.06              19,642.00              17,671.49
12/31/2016               20,732.60              19,993.00              17,994.24
 1/31/2017               21,033.51              20,281.00              18,266.36

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

USAA HIGH INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UHYOX)

--------------------------------------------------------------------------------
                                      1/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                         $9.5 Million                   $9.2 Million
Net Asset Value Per Share            $8.19                          $7.92

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*      1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
          6.36%            21.94%       6.57%               7.01%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS               SINCE INCEPTION 8/01/10
    117.49%                    6.88%                         6.87%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 1/31/17
--------------------------------------------------------------------------------
        UNSUBSIDIZED              4.89%         SUBSIDIZED        5.05%
--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16***
--------------------------------------------------------------------------------
        BEFORE REIMBURSEMENT      1.21%         AFTER REIMBURSEMENT      1.07%

               (Includes acquired fund fees and expenses of 0.02%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.05% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.05%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS
                    U.S. HIGH YIELD      USAA HIGH         LIPPER HIGH
                   2% ISSUER CAPPED     INCOME FUND         YIELD BOND
                      BOND INDEX      ADVISER SHARES       FUNDS INDEX
 7/31/2010            $10,000.00         $10,000.00         $10,000.00
 8/31/2010             10,003.15          10,030.71           9,994.01
 9/30/2010             10,299.10          10,316.99          10,298.32
10/31/2010             10,562.46          10,588.61          10,584.57
11/30/2010             10,441.82          10,524.02          10,478.01
12/31/2010             10,630.54          10,732.48          10,690.83
 1/31/2011             10,865.51          10,937.44          10,914.07
 2/28/2011             11,008.49          11,150.86          11,089.92
 3/31/2011             11,044.50          11,212.33          11,112.73
 4/30/2011             11,215.08          11,402.05          11,287.05
 5/31/2011             11,270.01          11,458.62          11,311.98
 6/30/2011             11,160.41          11,296.48          11,186.48
 7/31/2011             11,289.19          11,389.73          11,279.38
 8/31/2011             10,835.55          10,867.67          10,772.40
 9/30/2011             10,479.14          10,488.62          10,391.73
10/31/2011             11,108.10          10,935.08          10,997.54
11/30/2011             10,868.40          10,744.35          10,749.83
12/31/2011             11,158.04          10,977.63          10,995.50
 1/31/2012             11,496.57          11,300.22          11,361.51
 2/29/2012             11,769.92          11,573.59          11,624.29
 3/31/2012             11,754.93          11,622.25          11,626.57
 4/30/2012             11,875.84          11,698.18          11,729.87
 5/31/2012             11,717.61          11,530.79          11,539.01
 6/30/2012             11,964.94          11,703.61          11,755.79
 7/31/2012             12,192.55          11,932.28          11,970.91
 8/31/2012             12,335.27          12,142.34          12,122.38
 9/30/2012             12,506.90          12,342.50          12,290.20
10/31/2012             12,617.03          12,510.75          12,396.25
11/30/2012             12,717.95          12,549.54          12,495.46
12/31/2012             12,918.23          12,766.88          12,692.97
 1/31/2013             13,091.44          13,025.23          12,877.23
 2/28/2013             13,157.94          13,118.86          12,945.12
 3/31/2013             13,291.98          13,281.44          13,080.26
 4/30/2013             13,532.21          13,506.02          13,326.31
 5/31/2013             13,453.89          13,523.71          13,251.04
 6/30/2013             13,101.16          13,160.55          12,906.05
 7/31/2013             13,349.28          13,379.59          13,159.51
 8/31/2013             13,268.33          13,293.36          13,066.07
 9/30/2013             13,400.01          13,385.58          13,205.07
10/31/2013             13,734.85          13,684.01          13,524.21
11/30/2013             13,804.24          13,743.82          13,580.43
12/31/2013             13,879.15          13,826.14          13,662.04
 1/31/2014             13,976.40          13,961.33          13,747.62
 2/28/2014             14,258.42          14,216.55          14,018.12
 3/31/2014             14,292.32          14,282.69          14,058.77
 4/30/2014             14,382.74          14,417.38          14,129.32
 5/31/2014             14,514.42          14,570.63          14,261.00
 6/30/2014             14,636.11          14,716.84          14,382.61
 7/31/2014             14,441.61          14,604.62          14,196.82
 8/31/2014             14,671.06          14,744.01          14,385.78
 9/30/2014             14,363.55          14,528.89          14,108.70
10/31/2014             14,533.87          14,595.51          14,264.48
11/30/2014             14,428.73          14,535.31          14,179.85
12/31/2014             14,220.31          14,290.31          13,967.61
 1/31/2015             14,313.87          14,307.20          14,043.60
 2/28/2015             14,658.71          14,538.26          14,369.76
 3/31/2015             14,578.55          14,449.25          14,312.47
 4/30/2015             14,754.91          14,601.30          14,479.99
 5/31/2015             14,799.59          14,605.55          14,541.07
 6/30/2015             14,579.60          14,370.85          14,326.85
 7/31/2015             14,494.97          14,231.58          14,277.56
 8/31/2015             14,241.07          13,925.14          14,025.45
 9/30/2015             13,875.21          13,612.80          13,648.46
10/31/2015             14,255.53          13,835.00          13,972.21
11/30/2015             13,940.92          13,510.92          13,655.59
12/31/2015             13,589.77          13,034.07          13,288.21
 1/31/2016             13,371.36          12,736.51          13,059.72
 2/29/2016             13,447.84          12,841.00          13,075.71
 3/31/2016             14,045.52          13,353.00          13,571.89
 4/30/2016             14,595.37          13,893.00          14,003.93
 5/31/2016             14,685.52          14,007.00          14,092.15
 6/30/2016             14,820.88          14,205.00          14,192.83
 7/31/2016             15,221.44          14,602.00          14,539.80
 8/31/2016             15,539.99          14,932.00          14,845.01
 9/30/2016             15,643.55          15,060.00          14,938.08
10/31/2016             15,704.00          15,110.00          14,976.87
11/30/2016             15,629.35          15,031.00          14,947.41
12/31/2016             15,917.68          15,313.00          15,220.40
 1/31/2017             16,148.71          15,531.00          15,450.58

                                   [END CHART]

                       Data from 7/31/10 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA HIGH INCOME FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URHIX)

--------------------------------------------------------------------------------
                                                                     1/31/17
--------------------------------------------------------------------------------
Net Assets                                                        $5.1 Million
Net Asset Value Per Share                                            $8.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
                        SINCE INCEPTION 12/01/2016**
                                   3.40%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
                        SINCE INCEPTION 12/01/2016**
                                   1.92%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 1/31/17
--------------------------------------------------------------------------------
        UNSUBSIDIZED              5.37%         SUBSIDIZED        5.45%
--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------
        BEFORE REIMBURSEMENT      0.73%         AFTER REIMBURSEMENT      0.67%

               (Includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Funds prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA HIGH INCOME FUND

==============================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                             BLOOMBERG BARCLAYS
                  USAA HIGH INCOME   LIPPER HIGH YIELD       U.S. HIGH YIELD 2%
                   FUND R6 SHARES     BOND FUNDS INDEX    ISSUER CAPPED BOND INDEX
12/1/2016            $10,000.00         $10,000.00               $10,000.00
12/31/2016            10,192.00          10,182.64                10,184.48
1/31/2017             10,340.00          10,336.63                10,332.30

                                   [END CHART]

                      Data from 11/30/16 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

SPDR Bloomberg Barclays
  High Yield Bond ETF**  .................................................  3.2%
iShares iBoxx $ High Yield
  Corporate Bond ETF**  ..................................................  2.0%
NuStar Logistics, LP, 7.63%  .............................................  1.6%
CSC Holdings, LLC, 10.88%  ...............................................  1.4%
Valeant Pharmaceuticals
  International, Inc., 6.13%  ............................................  1.1%
Sprint Corp., 7.63%  .....................................................  1.0%
Sprint Corp., 7.25%  .....................................................  1.0%
Dairy Farmers of America, Inc., 7.88%,
  cumulative redeemable, perpetual  ......................................  1.0%
Clear Channel Worldwide Holdings, Inc., 7.63%  ...........................  0.9%
Frontier Communications Corp., 11.00%  ...................................  0.9%

You will find a complete list of securities that the Fund owns on pages 18-42.

*Does not include money market instruments.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

                        o SECTOR ALLOCATION* - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

ENERGY                                                                     15.9%
FINANCIALS                                                                 13.7%
CONSUMER DISCRETIONARY                                                     12.0%
MATERIALS                                                                  11.8%
TELECOMMUNICATION SERVICES                                                  9.4%
INDUSTRIALS                                                                 8.5%
HEALTH CARE                                                                 6.4%
UTILITIES                                                                   4.8%
INFORMATION TECHNOLOGY                                                      3.4%
CONSUMER STAPLES                                                            3.2%
REAL ESTATE                                                                 1.6%

                                [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               BONDS (87.6%)

               CORPORATE OBLIGATIONS (63.4%)

               CONSUMER DISCRETIONARY (10.6%)
               ------------------------------
               ADVERTISING (1.2%)
$       1,000  Acosta, Inc.(a)                                            7.75%         10/01/2022      $      883
        1,000  Advantage Sales & Marketing, Inc.(b)                       7.50           7/25/2022             976
        5,000  Checkout Holding Corp.(b)                                  7.75           4/11/2022           3,450
       21,000  Clear Channel Worldwide Holdings, Inc.                     7.63           3/15/2020          20,527
                                                                                                        ----------
                                                                                                            25,836
                                                                                                        ----------
               APPAREL RETAIL (0.8%)
       10,000  L Brands, Inc.                                             6.95           3/01/2033           9,775
        2,500  L Brands, Inc.                                             6.75           7/01/2036           2,425
        2,362  L Brands, Inc.                                             7.60           7/15/2037           2,397
        3,000  The Men's Wearhouse, Inc.                                  7.00           7/01/2022           2,828
                                                                                                        ----------
                                                                                                            17,425
                                                                                                        ----------
               AUTO PARTS & EQUIPMENT (0.2%)
        1,500  Midas Intermediate Holdco II, LLC & Midas
                 Intermediate Holdco II Finance, Inc.(a)                  7.88          10/01/2022           1,549
        3,000  TI Group Automotive Systems, LLC(a)                        8.75           7/15/2023           3,240
                                                                                                        ----------
                                                                                                             4,789
                                                                                                        ----------
               BROADCASTING (0.3%)
        2,240  iHeartCommunications, Inc.(b)                              7.53           1/30/2019           1,867
        4,310  iHeartCommunications, Inc.(b)                              8.28           7/30/2019           3,610
                                                                                                        ----------
                                                                                                             5,477
                                                                                                        ----------
               CABLE & SATELLITE (3.1%)
        5,000  Cablevision Systems Corp.                                  8.00           4/15/2020           5,539
        5,000  CCO Holdings, LLC & CCO Holdings Capital Corp.             6.63           1/31/2022           5,181
        5,000  CCO Holdings, LLC & CCO Holdings Capital Corp.             5.75           1/15/2024           5,263
        5,000  CCO Holdings, LLC & CCO Holdings Capital Corp.(a)          5.75           2/15/2026           5,311
        5,500  CCO Holdings, LLC & CCO Holdings Capital Corp.(a)          5.50           5/01/2026           5,775
        5,000  CCO Holdings, LLC & CCO Holdings Capital Corp.(a),(c)      5.13           5/01/2027           5,100
        5,000  CSC Holdings, LLC(a)                                      10.13           1/15/2023           5,809
       25,000  CSC Holdings, LLC(a)                                      10.88          10/15/2025          29,812
                                                                                                        ----------
                                                                                                            67,790
                                                                                                        ----------

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               CASINOS & GAMING (1.7%)
$       9,700  Caesar's Entertainment Resort Properties, LLC(b)           7.00%         10/11/2020      $    9,813
        2,000  Eldorado Resorts, Inc.                                     7.00           8/01/2023           2,140
        7,500  Golden Nugget, Inc.(a)                                     8.50          12/01/2021           8,081
        2,472  Inn of the Mountain Gods Resort & Casino(a)                9.25          11/30/2020           2,274
        2,000  Isle of Capri Casinos                                      8.88           6/15/2020           2,088
        7,000  MGM Resorts International                                  8.63           2/01/2019           7,805
        2,000  Scientific Games International, Inc.(a)                    7.00           1/01/2022           2,147
        3,000  Scientific Games International, Inc.                      10.00          12/01/2022           3,089
                                                                                                        ----------
                                                                                                            37,437
                                                                                                        ----------
               DEPARTMENT STORES (0.5%)
        3,000  J.C. Penney Co., Inc.                                      5.65           6/01/2020           2,970
        3,000  Neiman Marcus Group Ltd.(a)                                8.00          10/15/2021           1,868
        7,929  Neiman Marcus Group Ltd., LLC(b)                           4.25          10/25/2020           6,593
                                                                                                        ----------
                                                                                                            11,431
                                                                                                        ----------
               HOME FURNISHINGS (0.1%)
        3,000  Serta Simmons Holdings LLC(b)                              9.00          11/08/2024           3,046
                                                                                                        ----------
               HOMEBUILDING (0.5%)
        2,000  Beazer Homes USA, Inc.(a)                                  8.75           3/15/2022           2,180
        5,000  KB Home                                                    7.63           5/15/2023           5,375
        3,000  M/I Homes, Inc.                                            6.75           1/15/2021           3,154
                                                                                                        ----------
                                                                                                            10,709
                                                                                                        ----------
               HOTELS, RESORTS & CRUISE LINES (0.3%)
        3,000  Diamond Resorts Intl, Inc.(a)                              7.75           9/01/2023           3,120
        3,000  Royal Caribbean Cruises Ltd.                               5.25          11/15/2022           3,255
                                                                                                        ----------
                                                                                                             6,375
                                                                                                        ----------
               LEISURE FACILITIES (0.2%)
        3,000  Clubcorp Club Operations(a)                                8.25          12/15/2023           3,322
                                                                                                        ----------
               MOVIES & ENTERTAINMENT (0.3%)
        3,000  AMC Entertainment Holdings, Inc.(a)                        5.88          11/15/2026           3,067
        3,000  National Cinemedia, LLC                                    5.75           8/15/2026           3,068
                                                                                                        ----------
                                                                                                             6,135
                                                                                                        ----------
               PUBLISHING (0.1%)
        2,978  Cengage Learning Acquisitions, Inc.(b)                     5.25           6/07/2023           2,778
                                                                                                        ----------
               RESTAURANTS (0.2%)
        4,000  NPC International, Inc. & NPC Operating Co., Inc.         10.50           1/15/2020           4,125
                                                                                                        ----------
               SPECIALIZED CONSUMER SERVICES (0.2%)
        4,876  Weight Watchers International, Inc.(b)                     4.19           4/02/2020           4,356
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               SPECIALTY STORES (0.9%)
$       3,000  Argos Merger Sub, Inc.(a)                                  7.13%          3/15/2023      $    2,955
        7,000  Guitar Center, Inc.(a)                                     6.50           4/15/2019           6,317
        2,000  Guitar Center, Inc.(a)                                     9.63           4/15/2020           1,460
        9,476  Toys R Us Property Co. I, LLC(b)                           6.00           8/21/2019           9,255
                                                                                                        ----------
                                                                                                            19,987
                                                                                                        ----------
               Total Consumer Discretionary                                                                231,018
                                                                                                        ----------
               CONSUMER STAPLES (0.8%)
               -----------------------
               DRUG RETAIL (0.1%)
        2,000  Rite Aid Corp.(a)                                          6.13           4/01/2023           2,090
                                                                                                        ----------
               FOOD RETAIL (0.5%)
        3,000  Albertsons Cos., LLC & Safeway, Inc. & New
                 Albertson's, Inc. & Albertson's, LLC(a)                  6.63           6/15/2024           3,134
       10,000  BI-LO, LLC & BI-LO Finance Corp.(a)                        9.25           2/15/2019           8,298
                                                                                                        ----------
                                                                                                            11,432
                                                                                                        ----------
               PACKAGED FOODS & MEAT (0.2%)
        3,000  Post Holdings, Inc.(a)                                     8.00           7/15/2025           3,390
                                                                                                        ----------
               Total Consumer Staples                                                                       16,912
                                                                                                        ----------
               ENERGY (12.2%)
               --------------
               COAL & CONSUMABLE FUELS (0.1%)
        5,000  Peabody Energy Corp.(d)                                    6.00          11/15/2018           2,075
                                                                                                        ----------
               OIL & GAS DRILLING (0.8%)
        3,000  Nabors Industries, Inc.(a)                                 5.50           1/15/2023           3,150
       10,000  Noble Holding International Ltd.                           7.20           4/01/2025           9,950
        1,000  Paragon Offshore plc(a),(d)                                7.25           8/15/2024             175
        5,212  Schahin II Finance Co. SPV Ltd.(a),(d)                     5.88           9/25/2023             652
        3,000  Transocean, Inc.(e)                                        8.13          12/15/2021           3,120
                                                                                                        ----------
                                                                                                            17,047
                                                                                                        ----------
               OIL & GAS EQUIPMENT & SERVICES (0.5%)
        3,000  Archrock Partners, LP & Archrock Partners Finance Corp.    6.00           4/01/2021           2,985
        2,000  Brand Energy & Infrastructure Service, Inc.(a)             8.50          12/01/2021           2,085
        1,500  CSI Compressco, LP & CSI Compressco Finance, Inc.          7.25           8/15/2022           1,447
        5,880  Weatherford Bermuda                                        5.13           9/15/2020           5,645
                                                                                                        ----------
                                                                                                            12,162
                                                                                                        ----------
               OIL & GAS EXPLORATION & PRODUCTION (3.6%)
        1,500  Approach Resources, Inc.                                   7.00           6/15/2021           1,388
        6,000  Bill Barrett Corp.                                         7.00          10/15/2022           5,985
        3,000  BreitBurn Energy Partners, LP(d)                           7.88           4/15/2022           2,224
        6,162  California Resources Corp.(a)                              8.00          12/15/2022           5,500

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$       2,297  California Resources Corp.                                 6.00%         11/15/2024      $    1,728
        1,887  Chesapeake Energy Corp.(a)                                 8.00          12/15/2022           2,021
        3,000  Chesapeake Energy Corp.(b)                                 8.50           8/23/2021           3,291
        2,000  Comstock Resources, Inc.(f)                               10.00           3/15/2020           2,113
        5,000  Denbury Resources, Inc.                                    4.63           7/15/2023           4,019
        4,000  Devon Energy Corp.                                         5.85          12/15/2025           4,597
        3,000  EP Energy, LLC & Everest Acquisition Finance, Inc.         7.75           9/01/2022           2,715
        3,000  EV Energy Partners, LP & EV Energy Finance Corp.(g)        8.00           4/15/2019           2,370
        3,000  Fieldwood Energy, LLC(b)                                   8.38           9/30/2020           2,381
        1,950  Halcon Resources Corp.(a),(d)                             12.00           2/15/2022           2,213
        2,000  Murphy Oil Corp.                                           6.88           8/15/2024           2,150
        5,000  Newfield Exploration Co.                                   5.38           1/01/2026           5,200
        1,000  Northern Oil and Gas, Inc.                                 8.00           6/01/2020             885
          500  Northern Oil and Gas, Inc.                                 8.00           6/01/2020             430
        2,000  PDC Energy, Inc.                                           7.75          10/15/2022           2,133
        4,200  Quicksilver Resources, Inc.(b),(d)                         7.00           6/21/2019             110
        3,000  Resolute Energy Corp.                                      8.50           5/01/2020           3,075
        4,408  Rex Energy Corp., 8.00%, 10/01/2017                        1.00(h)       10/01/2020           2,512
        1,000  RSP Permian, Inc.(a)                                       5.25           1/15/2025           1,025
        7,000  Sandridge Energy, Inc.(i)                                  7.50           2/15/2023              --
        3,000  Southwestern Energy Co.                                    4.10           3/15/2022           2,798
        7,000  Southwestern Energy Co.                                    6.70           1/23/2025           7,052
        2,000  Swift Energy Co.(d),(i)                                    7.88           3/01/2022              --
        1,000  Triangle USA Petroleum Corp.(a),(d)                        6.75           7/15/2022             290
        3,000  Ultra Petroleum Corp.(a),(d)                               6.13          10/01/2024           2,828
        3,000  Wildhorse Resource Development Corp.(a)                    6.88           2/01/2025           2,996
        2,500  WPX Energy, Inc.                                           8.25           8/01/2023           2,856
                                                                                                        ----------
                                                                                                            78,885
                                                                                                        ----------
               OIL & GAS REFINING & MARKETING (0.9%)
        5,000  Cheniere Corpus Christi Holdings, LLC(a)                   5.88           3/31/2025           5,306
        4,000  CITGO Petroleum Corp.(a)                                   6.25           8/15/2022           4,160
        5,000  Northern Tier Energy, LLC & Northern Tier Finance Corp.    7.13          11/15/2020           5,219
        5,000  PBF Holding Co., LLC/ PBF Finance Corp.                    7.00          11/15/2023           5,112
                                                                                                        ----------
                                                                                                            19,797
                                                                                                        ----------
               OIL & GAS STORAGE & TRANSPORTATION (6.3%)
        5,000  Blue Racer Midstream, LLC & Blue Racer Finance Corp.(a)    6.13          11/15/2022           5,150
       10,000  Boardwalk Pipelines, LP                                    4.95          12/15/2024          10,455
        2,000  Cheniere Corpus Christi Holdings, LLC(a)                   7.00           6/30/2024           2,243
        1,500  Crestwood Midstream Partners, LP                           6.00          12/15/2020           1,553

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$      15,000  DCP Midstream, LLC(a)                                      5.85%          5/21/2043      $   13,537
        2,500  Energy Transfer Equity, LP                                 7.50          10/15/2020           2,819
        5,000  Energy Transfer Partners, LP                               3.90(j)       11/01/2066           4,281
       12,915  Enterprise Products Operating, LLC                         7.00(j)        6/01/2067          11,753
        9,000  Enterprise Products Operating, LLC                         7.03           1/15/2068           9,404
        3,000  Enterprise TE Partners                                     7.00(j)        6/01/2067           2,730
        3,000  Holly Energy Partners, LP(a)                               6.00           8/01/2024           3,157
        5,061  Kinder Morgan, Inc.                                        7.80           8/01/2031           6,352
        5,000  Martin Midstream Partners,
                 LP & Martin Midstream Finance Corp.                      7.25           2/15/2021           5,075
        5,000  NGL Energy Partners, LP & NGL Energy Finance Corp.(a)      7.50          11/01/2023           5,287
       12,000  NGPL PipeCo, LLC(a)                                        7.12          12/15/2017          12,420
        3,000  NGPL PipeCo, LLC(a)                                        9.63           6/01/2019           3,146
        5,000  Sabine Pass Liquefaction, LLC(a)                           5.88           6/30/2026           5,562
        5,000  Southern Union Co.                                         3.90(j)       11/01/2066           4,244
        2,000  Sunoco LP & Sunoco Finance Corp.                           5.50           8/01/2020           2,048
        2,000  Sunoco LP & Sunoco Finance Corp.                           6.38           4/01/2023           2,063
        3,000  Targa Resources Partners, LP                               5.25           5/01/2023           3,090
        6,000  Tesoro Logistics, LP & Tesoro Logistics Finance Corp.      6.13          10/15/2021           6,292
        3,000  Transcontinental Gas Pipe Line Company, LLC                7.85           2/01/2026           3,851
       10,000  Williams Companies, Inc.                                   4.55           6/24/2024          10,175
                                                                                                        ----------
                                                                                                           136,687
                                                                                                        ----------
               Total Energy                                                                                266,653
                                                                                                        ----------
               FINANCIALS (8.2%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
       10,000  Prospect Capital Corp.                                     5.00           7/15/2019          10,296
                                                                                                        ----------
               CONSUMER FINANCE (1.4%)
        5,000  Ally Financial, Inc.                                       5.75          11/20/2025           5,094
        5,000  Credit Acceptance Corp.                                    6.13           2/15/2021           5,100
        4,000  Navient Corp.                                              6.63           7/26/2021           4,080
       15,000  Navient Corp.                                              7.25           1/25/2022          15,487
        1,000  Navient Corp.                                              6.13           3/25/2024             951
                                                                                                        ----------
                                                                                                            30,712
                                                                                                        ----------
               INVESTMENT BANKING & BROKERAGE (0.2%)
        1,000  Lehman Brothers Holdings, Inc.(d)                          5.75           4/25/2011              61
        1,500  Lehman Brothers Treasury Co. B.V.(d)                       6.88          12/29/2010             135
        3,980  Russell Investments(b)                                     6.75           6/01/2023           4,045
                                                                                                        ----------
                                                                                                             4,241
                                                                                                        ----------

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               LIFE & HEALTH INSURANCE (1.5%)
$       3,000  American Equity Investment Life Holding Co.                6.63%          7/15/2021      $    3,157
        3,000  Forethought Financial Group(a)                             8.63           4/15/2021           3,339
        5,000  Lincoln National Corp.                                     3.26(j)        5/17/2066           4,288
        2,000  MetLife, Inc.                                             10.75           8/01/2069           3,100
       10,000  Prudential Financial, Inc.                                 5.20           3/15/2044          10,100
       10,000  StanCorp Financial Group, Inc.                             6.90(j)        6/01/2067           8,325
                                                                                                        ----------
                                                                                                            32,309
                                                                                                        ----------
               MULTI-LINE INSURANCE (0.5%)
       14,000  Genworth Holdings, Inc.                                    2.91(j)       11/15/2066           5,355
        8,000  Glen Meadow Pass-Through Trust(a)                          6.51(j)        2/12/2067           6,840
                                                                                                        ----------
                                                                                                            12,195
                                                                                                        ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
        3,000  Icahn Enterprises(a)                                       6.25           2/01/2022           3,030
                                                                                                        ----------
               PROPERTY & CASUALTY INSURANCE (1.1%)
       10,000  AmTrust Financial Services, Inc.                           6.13           8/15/2023          10,532
        3,780  Hanover Insurance Group, Inc.                              8.21           2/03/2027           4,411
        5,400  Ironshore Holdings, Inc.(a)                                8.50           5/15/2020           6,260
        2,000  Zenith National Insurance Capital Trust I(a)               8.55           8/01/2028           1,955
                                                                                                        ----------
                                                                                                            23,158
                                                                                                        ----------
               REGIONAL BANKS (1.3%)
        5,000  Banc of California, Inc.                                   5.25           4/15/2025           4,909
        5,000  Bank of the Ozarks, Inc.                                   5.50           7/01/2026           5,231
        5,000  First Midwest Bancorp, Inc.                                5.88           9/29/2026           5,186
       10,409  Regions Bank                                               6.45           6/26/2037          11,753
        1,790  Regions Financial Corp.                                    7.38          12/10/2037           2,217
                                                                                                        ----------
                                                                                                            29,296
                                                                                                        ----------
               REITs - MORTGAGE (0.1%)
        2,000  Starwood Property Trust, Inc.(a)                           5.00          12/15/2021           2,038
                                                                                                        ----------
               SPECIALIZED FINANCE (0.5%)
       10,000  National Rural Utilities Cooperative Finance Corp.         4.75           4/30/2043          10,107
                                                                                                        ----------
               THRIFTS & MORTGAGE FINANCE (1.0%)
        4,000  Ocwen Loan Servicing, LLC(a)                               8.38          11/15/2022           4,080
        5,000  PHH Corp.                                                  6.38           8/15/2021           5,075
        8,031  Walter Investment Management Corp.(b)                      4.75          12/18/2020           7,739
        5,000  Walter Investment Management Corp.                         7.88          12/15/2021           4,125
                                                                                                        ----------
                                                                                                            21,019
                                                                                                        ----------
               Total Financials                                                                            178,401
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (6.1%)
               ------------------
               HEALTH CARE EQUIPMENT (0.4%)
$       4,000  Teleflex, Inc.                                             4.88%          6/01/2026      $    3,990
        5,000  Universal Hospital Services, Inc.                          7.63           8/15/2020           4,987
                                                                                                        ----------
                                                                                                             8,977
                                                                                                        ----------
               HEALTH CARE FACILITIES (3.1%)
       18,000  Community Health Systems, Inc.                             6.88           2/01/2022          13,185
        6,000  HCA, Inc.                                                  5.25           4/15/2025           6,330
       16,500  HCA, Inc.                                                  5.88           2/15/2026          17,201
        2,000  HealthSouth Corp.                                          5.75           9/15/2025           2,015
        5,000  Kindred Healthcare, Inc.                                   6.38           4/15/2022           4,363
       11,000  RegionalCare Hospital Partners Holdings, Inc.(a)           8.25           5/01/2023          11,412
       14,000  Tenet Healthcare Corp.                                     6.75           6/15/2023          13,265
                                                                                                        ----------
                                                                                                            67,771
                                                                                                        ----------
               HEALTH CARE SERVICES (0.1%)
        3,000  DaVita HealthCare Partners, Inc.                           5.13           7/15/2024           2,968
                                                                                                        ----------
               HEALTH CARE SUPPLIES (0.2%)
        2,930  DJO Finance, LLC & DJO Finance Corp.(a)                    8.13           6/15/2021           2,549
        2,000  Halyard Health, Inc.                                       6.25          10/15/2022           2,075
                                                                                                        ----------
                                                                                                             4,624
                                                                                                        ----------
               HEALTH CARE TECHNOLOGY (0.1%)
        2,050  Press Ganey Holdings, Inc.(b)                              8.25          10/21/2024           2,094
                                                                                                        ----------
               MANAGED HEALTH CARE (0.2%)
        1,500  Centene Corp.                                              5.63           2/15/2021           1,578
        1,500  Centene Corp.                                              6.13           2/15/2024           1,598
                                                                                                        ----------
                                                                                                             3,176
                                                                                                        ----------
               PHARMACEUTICALS (2.0%)
       13,000  Endo Finance, LLC & Endo Ltd.(a)                           6.00           7/15/2023          11,148
        9,000  Mallinckrodt International Finance S.A.                    4.75           4/15/2023           7,470
        3,000  Valeant Pharmaceuticals Co.(a)                             5.88           5/15/2023           2,299
       31,000  Valeant Pharmaceuticals International, Inc.(a)             6.13           4/15/2025          23,327
                                                                                                        ----------
                                                                                                            44,244
                                                                                                        ----------
               Total Health Care                                                                           133,854
                                                                                                        ----------
               INDUSTRIALS (6.5%)
               ------------------
               AEROSPACE & DEFENSE (0.8%)
        3,000  Arconic, Inc.                                              5.13          10/01/2024           3,127
        3,000  Constellis Holdings, LLC & Constellis Finance Corp.(a)     9.75           5/15/2020           3,210

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$      15,000  Textron Financial Corp.(a)                                 6.00%(j)       2/15/2067      $   11,175
                                                                                                        ----------
                                                                                                            17,512
                                                                                                        ----------
               AIRLINES (2.3%)
        5,000  American Airlines                                          4.95           8/15/2026           5,087
        4,035  American Airlines, Inc. Pass-Through Trust                 5.63           1/15/2021           4,219
        5,000  Continental Airlines, Inc. Pass-Through Trust              6.13           4/29/2018           5,214
        2,130  Continental Airlines, Inc. Pass-Through Trust              6.25          10/11/2021           2,234
       16,797  Hawaiian Airlines Pass-Through Trust                       4.95           7/15/2023          16,650
        4,521  United Airlines, Inc. Pass-Through Trust                   4.63           3/03/2024           4,595
        5,000  US Airways Group, Inc. Pass-Through Trust                  5.45           6/03/2018           5,119
        1,997  US Airways Group, Inc. Pass-Through Trust(g)               9.75           4/22/2020           2,235
        3,967  Virgin Australia Holdings Ltd. Pass-Through Trust(a)       7.13          10/23/2018           4,046
                                                                                                        ----------
                                                                                                            49,399
                                                                                                        ----------
               COMMERCIAL PRINTING (0.1%)
        3,000  R.R. Donnelley & Sons Co.                                  6.00           4/01/2024           2,865
                                                                                                        ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
        5,000  Navistar International Corp.                               8.25          11/01/2021           5,075
                                                                                                        ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
        5,079  Artesyn Embedded Technologies, Inc.(a)                     9.75          10/15/2020           4,800
                                                                                                        ----------
               INDUSTRIAL CONGLOMERATES (0.3%)
        5,921  General Electric Co.                                          -                   -(k)        6,165
                                                                                                        ----------
               INDUSTRIAL MACHINERY (0.5%)
        1,000  Grinding Media, Inc./ MC Grinding Media Canada(a)          7.38          12/15/2023           1,059
        9,000  Xerium Technologies, Inc.(a)                               9.50           8/15/2021           9,090
                                                                                                        ----------
                                                                                                            10,149
                                                                                                        ----------
               MARINE (0.1%)
        4,000  Navios Maritime Holdings, Inc. & Navios
                 Maritime Finance II U.S., Inc.(a)                        7.38          1/15/2022            2,762
                                                                                                        ----------
               SECURITY & ALARM SERVICES (0.2%)
        3,000  Prime Security Services Borrower, LLC & Prime
                 Finance, Inc.(a)                                         9.25           5/15/2023           3,259
                                                                                                        ----------
               TRADING COMPANIES & DISTRIBUTORS (1.4%)
        3,000  Ahern Rentals, Inc.(a)                                     7.38           5/15/2023           2,820
        3,000  Herc Rentals, Inc.(a)                                      7.75           6/01/2024           3,263
        2,954  ILFC E-Capital Trust I(a)                                  4.67(j)       12/21/2065           2,601
       16,362  ILFC E-Capital Trust II(a)                                 4.92(j)       12/21/2065          14,930
        4,000  United Rentals North America, Inc.                         5.50           5/15/2027           4,040
        3,000  United Rentals North America, Inc.                         5.50           7/15/2025           3,124
                                                                                                        ----------
                                                                                                            30,778
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               TRUCKING (0.4%)
$       3,000  Avis Budget Car Finance, Inc.(a)                           5.13%          6/01/2022      $    2,929
        6,544  YRC Worldwide, Inc.(b)                                     8.00           2/13/2019           6,573
                                                                                                        ----------
                                                                                                             9,502
                                                                                                        ----------
               Total Industrials                                                                           142,266
                                                                                                        ----------
               INFORMATION TECHNOLOGY (3.1%)
               -----------------------------
               APPLICATION SOFTWARE (0.6%)
        4,000  Informatica, LLC(a)                                        7.13           7/15/2023           3,870
        9,925  Solera, LLC(b)                                             5.75           3/03/2023          10,047
                                                                                                        ----------
                                                                                                            13,917
                                                                                                        ----------
               COMMUNICATIONS EQUIPMENT (0.3%)
        4,500  Avaya, Inc.(a),(d)                                         7.00           4/01/2019           3,746
        3,000  CommScope Technologies Finance, LLC(a)                     6.00           6/15/2025           3,212
                                                                                                        ----------
                                                                                                             6,958
                                                                                                        ----------
               DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
        5,000  First Data Corp.(a)                                        5.38           8/15/2023           5,162
        6,000  First Data Corp.(a)                                        7.00          12/01/2023           6,378
        1,000  Kronos, Inc.(b)                                            9.25          11/01/2024           1,037
                                                                                                        ----------
                                                                                                            12,577
                                                                                                        ----------
               SEMICONDUCTORS (0.3%)
        1,000  Micron Technology, Inc.(a)                                 7.50           9/15/2023           1,113
        4,500  Micron Technology, Inc.(a)                                 5.63           1/15/2026           4,529
                                                                                                        ----------
                                                                                                             5,642
                                                                                                        ----------
               SYSTEMS SOFTWARE (0.8%)
        3,741  BMC Software Finance, Inc.(b)                              5.00           9/10/2020           3,737
        2,000  BMC Software Finance, Inc.(a)                              8.13           7/15/2021           1,940
        6,000  Sophia, LP & Sophia Finance, Inc.(a)                       9.00           9/30/2023           6,390
        1,985  Veritas Bermuda Ltd.(b)                                    6.63           1/27/2023           1,889
        3,000  Veritas US, Inc. & Veritas Bermuda Ltd.(a)                10.50           2/01/2024           2,790
                                                                                                        ----------
                                                                                                            16,746
                                                                                                        ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
        5,000  Diamond 1 Finance Corp. & Diamond 2 Finance Corp.(a)       5.88           6/15/2021           5,276
        5,000  Western Digital Corp.                                     10.50           4/01/2024           5,900
                                                                                                        ----------
                                                                                                            11,176
                                                                                                        ----------
               Total Information Technology                                                                 67,016
                                                                                                        ----------
               MATERIALS (3.7%)
               ----------------
               ALUMINUM (0.1%)
        1,000  Alcoa Nederland Holding Co.(a)                             6.75           9/30/2024           1,084
                                                                                                        ----------

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               COMMODITY CHEMICALS (0.5%)
$         500  Hexion 2(a),(c)                                           10.38%          2/01/2022      $      513
        5,000  Hexion U.S. Finance Corp.                                  8.88           2/01/2018           5,015
        5,000  Hexion U.S. Finance Corp.                                  6.63           4/15/2020           4,687
                                                                                                        ----------
                                                                                                            10,215
                                                                                                        ----------
               DIVERSIFIED METALS & MINING (1.3%)
        5,000  Compass Minerals International, Inc.(a)                    4.88           7/15/2024           4,900
        7,000  Freeport-McMoRan, Inc.                                     3.55           3/01/2022           6,580
       20,000  Freeport-McMoRan, Inc.                                     5.45           3/15/2043          17,300
                                                                                                        ----------
                                                                                                            28,780
                                                                                                        ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
        3,000  CVR Partners LP & CVR Nitrogen Finance Corp.(a)            9.25           6/15/2023           3,206
                                                                                                        ----------
               METAL & GLASS CONTAINERS (0.1%)
        3,000  BWAY Holding Co.(a)                                        9.13           8/15/2021           3,240
                                                                                                        ----------
               PAPER PACKAGING (0.4%)
          250  Flex Acquisition Co., Inc.(a)                              6.88           1/15/2025             255
        7,000  Sealed Air Corp.(a)                                        6.88           7/15/2033           7,385
                                                                                                        ----------
                                                                                                             7,640
                                                                                                        ----------
               SPECIALTY CHEMICALS (0.1%)
        2,000  Kraton Polymers, LLC & Kraton Polymers Capital Corp.      10.50           4/15/2023           2,285
                                                                                                        ----------
               STEEL (1.1%)
       10,456  Allegheny Ludlum Corp.                                     6.95          12/15/2025           9,776
        8,000  Cliffs Natural Resources, Inc.(a)                          8.25           3/31/2020           8,700
        2,042  Fortescue Metals Group Ltd.(b)                             3.75           6/30/2019           2,058
        3,000  Zekelman Industries, Inc.(a)                               9.88           6/15/2023           3,398
                                                                                                        ----------
                                                                                                            23,932
                                                                                                        ----------
               Total Materials                                                                              80,382
                                                                                                        ----------
               REAL ESTATE (0.7%)
               ------------------
               REAL ESTATE DEVELOPMENT (0.2%)
        4,000  Crescent Communities, LLC & Crescent Ventures, Inc.(a)     8.88          10/15/2021           4,170
                                                                                                        ----------
               REITs - DIVERSIFIED (0.0%)
        1,000  Communications Sales & Leasing, Inc.(a)                    7.13          12/15/2024           1,020
                                                                                                        ----------
               REITs - HEALTH CARE (0.3%)
        3,000  Care Capital Properties, LP(a)                             5.13           8/15/2026           2,906
        4,000  Sabra Health Care, LP & Sabra Capital Corp.                5.50           2/01/2021           4,150
                                                                                                        ----------
                                                                                                             7,056
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               REITs - SPECIALIZED (0.2%)
$       1,000  Communications Sales & Leasing, Inc.(a)                    6.00%          4/15/2023      $    1,052
        2,000  Communications Sales & Leasing, Inc.                       8.25          10/15/2023           2,180
                                                                                                        ----------
                                                                                                             3,232
                                                                                                        ----------
               Total Real Estate                                                                            15,478
                                                                                                        ----------
               TELECOMMUNICATION SERVICES (8.0%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.7%)
        5,000  Cogent Communications Finance, Inc.(a)                     5.63           4/15/2021           5,113
        5,000  Level 3 Financing, Inc.                                    6.13           1/15/2021           5,175
          500  Zayo Group, LLC Zayo Capital, Inc.(a)                      5.75           1/15/2027             513
        5,000  Zayo Group, LLC & Zayo Capital, Inc.                       6.38           5/15/2025           5,309
                                                                                                        ----------
                                                                                                            16,110
                                                                                                        ----------
               INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
       10,000  CenturyLink, Inc.                                          5.80           3/15/2022          10,322
        5,000  CenturyLink, Inc.                                          6.75          12/01/2023           5,162
        5,000  Cincinnati Bell, Inc.(a)                                   7.00           7/15/2024           5,294
        5,000  Frontier Communications Corp.                             10.50           9/15/2022           5,228
       20,000  Frontier Communications Corp.                             11.00           9/15/2025          20,300
        9,000  Frontier Communications Corp.                              9.00           8/15/2031           7,805
       10,000  Verizon Communications, Inc.                               4.50           9/15/2020          10,683
       13,000  Windstream Corp.                                           7.50           6/01/2022          12,642
        3,000  Windstream Corp.                                           6.38           8/01/2023           2,700
                                                                                                        ----------
                                                                                                            80,136
                                                                                                        ----------
               WIRELESS TELECOMMUNICATION SERVICES (3.6%)
       12,000  Sprint Corp.                                               7.00           8/15/2020          12,870
       20,000  Sprint Corp.                                               7.25           9/15/2021          21,480
       20,000  Sprint Corp.                                               7.63           2/15/2025          21,488
       10,000  T-Mobile USA, Inc.                                         6.50           1/15/2024          10,801
       10,000  T-Mobile USA, Inc.                                         6.00           4/15/2024          10,650
                                                                                                        ----------
                                                                                                            77,289
                                                                                                        ----------
               Total Telecommunication Services                                                            173,535
                                                                                                        ----------
               UTILITIES (3.5%)
               ----------------
               ELECTRIC UTILITIES (0.7%)
           25  FPL Energy National Wind Portfolio, LLC(a)                 6.13           3/25/2019              25
        2,000  NextEra Energy Capital Holdings, Inc.                      3.07(j)       10/01/2066           1,725
        2,000  NextEra Energy Capital Holdings, Inc.                      6.65(j)        6/15/2067           1,763
        2,000  NextEra Energy Capital Holdings, Inc.                      7.30           9/01/2067           2,017
       10,000  PPL Capital Funding, Inc.                                  6.70(j)        3/30/2067           9,250
                                                                                                        ----------
                                                                                                            14,780
                                                                                                        ----------

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES (0.2%)
$       4,000  Southern Star Central Corp.(a)                             5.13%          7/15/2022      $    4,100
                                                                                                        ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.4%)
        7,000  AES Corp.                                                  7.38           7/01/2021           7,910
       10,000  Calpine Corp.                                              5.75           1/15/2025           9,825
        4,000  DPL, Inc.                                                  6.75          10/01/2019           4,100
        5,000  Dynegy, Inc.                                               7.38          11/01/2022           4,962
        5,000  Dynegy, Inc.                                               5.88           6/01/2023           4,575
        2,000  Dynegy, Inc. (a)                                           8.00           1/15/2025           1,930
       15,000  Genon Energy, Inc.                                         9.88          10/15/2020          11,175
        3,000  NRG Energy, Inc. (a)                                       7.25           5/15/2026           3,154
        5,000  Talen Energy Supply, LLC                                   6.50           6/01/2025           4,063
                                                                                                        ----------
                                                                                                            51,694
                                                                                                        ----------
               MULTI-UTILITIES (0.2%)
        6,000  Puget Sound Energy, Inc.                                   6.97           6/01/2067           5,295
                                                                                                        ----------
               Total Utilities                                                                              75,869
                                                                                                        ----------
               Total Corporate Obligations (cost: $1,349,479)                                            1,381,384
                                                                                                        ----------

               CONVERTIBLE SECURITIES (0.2%)

               ENERGY (0.2%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
        3,000  Comstock Resources, Inc.(f)                                7.75           4/01/2019           3,041
          904  Sandridge Energy, Inc.                                     0.00(l)       10/04/2020             993
                                                                                                        ----------
                                                                                                             4,034
                                                                                                        ----------
               Total Energy                                                                                  4,034
                                                                                                        ----------
               MATERIALS (0.0%)
               ----------------
               GOLD (0.0%)
          541  Hycroft Mining Corp.(f),(i),(m)                           15.00(s)       10/22/2020             790
                                                                                                        ----------
               Total Convertible Securities (cost: $5,862)                                                   4,824
                                                                                                        ----------

               EURODOLLAR AND YANKEE OBLIGATIONS (16.0%)

               CONSUMER DISCRETIONARY (1.0%)
               -----------------------------
               CABLE & SATELLITE (0.7%)
        4,000  Altice Financing S.A.                                      7.50           5/15/2026           4,230
        2,000  Altice Luxembourg S.A.(a)                                  7.75           5/15/2022           2,127
        7,000  Altice Luxembourg S.A.(a)                                  7.63           2/15/2025           7,429
                                                                                                        ----------
                                                                                                            13,786
                                                                                                        ----------
               HOMEBUILDING (0.2%)
        3,000  Brookfield Residential Properties, Inc.(a)                 6.38           5/15/2025           3,045

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$       1,750  Mattamy Group Corp.(a)                                     6.88%         12/15/2023      $    1,811
                                                                                                        ----------
                                                                                                             4,856
                                                                                                        ----------
               HOTELS, RESORTS & CRUISE LINES (0.1%)
        2,000  Silversea Cruise Finance(a)                                7.25           2/01/2025           2,066
                                                                                                        ----------
               Total Consumer Discretionary                                                                 20,708
                                                                                                        ----------
               CONSUMER STAPLES (0.5%)
               -----------------------
               HOUSEHOLD PRODUCTS (0.2%)
        3,500  Kronos Acquisition Holdings, Inc.(a)                       9.00           8/15/2023           3,552
                                                                                                        ----------
               PACKAGED FOODS & MEAT (0.3%)
        1,000  JBS Investments GmbH(a)                                    7.25           4/03/2024           1,054
        3,000  JBS USA, LLC & JBS USA Finance, Inc.(a)                    5.88           7/15/2024           3,113
        3,000  Minerva Luxembourg S.A.                                    7.75           1/31/2023           3,202
                                                                                                        ----------
                                                                                                             7,369
                                                                                                        ----------
               Total Consumer Staples                                                                       10,921
                                                                                                        ----------
               ENERGY (1.4%)
               -------------
               INTEGRATED OIL & GAS (0.8%)
        5,000  Petrobras Global Finance                                   8.38           5/23/2021           5,587
        2,000  Petrobras Global Finance Co.                               6.13           1/17/2022           2,068
       10,000  Petroleos Mexicanos Co.(a)                                 6.50           3/13/2027          10,297
                                                                                                        ----------
                                                                                                            17,952
                                                                                                        ----------
               OIL & GAS STORAGE & TRANSPORTATION (0.6%)
       13,000  TransCanada Trust                                          5.63           5/20/2075          13,358
                                                                                                        ----------
               Total Energy                                                                                 31,310
                                                                                                        ----------
               FINANCIALS (1.3%)
               -----------------
               DIVERSIFIED BANKS (0.4%)
        5,000  Royal Bank of Scotland Group plc                           7.64                   -(k)        4,675
        5,000  Royal Bank of Scotland Group plc                           9.50(j)        3/16/2022           5,054
                                                                                                        ----------
                                                                                                             9,729
                                                                                                        ----------
               FINANCIAL EXCHANGES & DATA (0.0%)
          200  Camelot Finance S.A.(a)                                    7.88          10/15/2024             212
                                                                                                        ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
        2,000  ING Capital Funding Trust III                              4.60(j)                -(k)        1,988
                                                                                                        ----------
               PROPERTY & CASUALTY INSURANCE (0.7%)
       10,000  QBE Capital Funding III Ltd.(a)                            6.50(j)                -(k)       11,037
        4,000  XLIT Ltd.                                                     -(j),(k)   10/29/2049           3,380
                                                                                                        ----------
                                                                                                            14,417
                                                                                                        ----------

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               SPECIALIZED FINANCE (0.1%)
$       2,000  Park Aerospace Holdings Co.(a),(c)                         5.50%          2/15/2024      $    2,057
                                                                                                        ----------
               Total Financials                                                                             28,403
                                                                                                        ----------
               INDUSTRIALS (1.9%)
               ------------------
               AEROSPACE & DEFENSE (0.6%)
       12,000  Bombardier, Inc.(a)                                        7.50           3/15/2025          12,090
                                                                                                        ----------
               AIRLINES (1.2%)
        2,500  Air Canada Pass-Through Trust(a)                           6.63           5/15/2018           2,597
        5,000  Air Canada Pass-Through Trust(a)                           5.00           3/15/2020           4,981
        9,234  Air Canada Pass-Through Trust(a)                           5.38          11/15/2022           9,431
        4,632  Latam Air Pass-Through Trust                               4.50           8/15/2025           4,532
        5,000  Norwegian Air Pass-Through Trust(a)                        7.50           5/10/2025           5,022
                                                                                                        ----------
                                                                                                            26,563
                                                                                                        ----------
               TRADING COMPANIES & DISTRIBUTORS (0.1%)
        3,000  Ashtead Capital, Inc.(a)                                   6.50           7/15/2022           3,153
                                                                                                        ----------
               Total Industrials                                                                            41,806
                                                                                                        ----------
               MATERIALS (7.6%)
               ----------------
               COMMODITY CHEMICALS (0.5%)
       10,000  Braskem Finance Ltd.                                       6.45           2/03/2024          10,753
                                                                                                        ----------
               CONSTRUCTION MATERIALS (0.5%)
        1,000  CEMEX Finance, LLC(a)                                      9.38          10/12/2022           1,091
        9,500  CEMEX SAB de C.V.(a)                                       7.75           4/16/2026          10,581
                                                                                                        ----------
                                                                                                            11,672
                                                                                                        ----------
               DIVERSIFIED METALS & MINING (2.4%)
        5,000  First Quantum Minerals Ltd.(a)                             7.25           5/15/2022           5,125
       10,000  Glencore Funding, LLC(a)                                   4.13           5/30/2023          10,265
        1,000  Imperial Metals Corp.(a)                                   7.00           3/15/2019             955
       13,000  Teck Resources Ltd.                                        4.75           1/15/2022          13,390
       13,000  Teck Resources Ltd.                                        6.13          10/01/2035          13,357
        5,000  Vedanta Resources plc(a)                                   8.25           6/07/2021           5,458
        3,000  Vedanta Resources plc(a)                                   6.38           7/30/2022           3,012
                                                                                                        ----------
                                                                                                            51,562
                                                                                                        ----------
               GOLD (2.1%)
       10,750  Alamos Gold, Inc.(a)                                       7.75           4/01/2020          11,234
       10,000  Eldorado Gold Corp.(a)                                     6.13          12/15/2020          10,275
       10,000  Kinross Gold Corp.                                         5.95           3/15/2024          10,542
       10,000  New Gold, Inc.(a)                                          6.25          11/15/2022          10,075
        3,552  St. Barbara Ltd.(a)                                        8.88           4/15/2018           3,661
                                                                                                        ----------
                                                                                                            45,787
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               METAL & GLASS CONTAINERS (0.6%)
$       2,000  Ardagh Packaging Finance plc & Ardagh MP
                 Holdings USA, Inc.(a)                                    6.25%          1/31/2019      $    2,044
          500  Ardagh Packaging Finance plc & Ardagh MP
                 Holdings USA, Inc.(a)                                    6.00           6/30/2021             517
        5,500  Ardagh Packaging Finance plc & Ardagh MP
                 Holdings USA, Inc.(a)                                    7.25           5/15/2024           5,912
        2,000  Ardagh Packaging Finance plc & Ardagh MP
                 Holdings USA, Inc.(a)                                    6.00           2/15/2025           2,018
        3,250  Reynolds Group Issuer, Inc. & Reynolds Group
                 Issuer, LLC & Reynolds Group Issuer Lu(a)                7.00           7/15/2024           3,469
                                                                                                        ----------
                                                                                                            13,960
                                                                                                        ----------
               PAPER PACKAGING (0.3%)
        6,200  Smurfit Kappa Treasury Funding Ltd.                        7.50          11/20/2025           7,270
                                                                                                        ----------
               PRECIOUS METALS & MINERALS (0.3%)
        5,000  Fresnillo plc (a)                                          5.50          11/13/2023           5,319
                                                                                                        ----------
               STEEL (0.9%)
       18,000  ArcelorMittal                                              8.00          10/15/2039          20,115
                                                                                                        ----------
               Total Materials                                                                             166,438
                                                                                                        ----------
               TELECOMMUNICATION SERVICES (1.0%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.1%)
        3,000  Intelsat Jackson Holdings S.A.                             7.25          10/15/2020           2,370
                                                                                                        ----------
               INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
       10,000  Numericable Group S.A.(a)                                  7.38           5/01/2026          10,300
                                                                                                        ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.4%)
        2,000  Altice Finco S.A.(a)                                       7.63           2/15/2025           2,075
        5,000  Digicel Ltd.(a)                                            6.00           4/15/2021           4,687
        3,000  Digicel Ltd.(a)                                            6.75           3/01/2023           2,803
                                                                                                        ----------
                                                                                                             9,565
                                                                                                        ----------
               Total Telecommunication Services                                                             22,235
                                                                                                        ----------
               UTILITIES (1.3%)
               ----------------
               ELECTRIC UTILITIES (0.9%)
       10,000  Electricite De France S.A.(a)                              5.25                   -(k)        9,556
        8,975  Enel S.p.A.(a)                                             8.75           9/24/2073          10,254
                                                                                                        ----------
                                                                                                            19,810
                                                                                                        ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
        7,000  AES Gener S.A.(a)                                          8.38          12/18/2073           7,475
                                                                                                        ----------
               Total Utilities                                                                              27,285
                                                                                                        ----------
               Total Eurodollar and Yankee Obligations (cost: $316,442)                                    349,106
                                                                                                        ----------

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

               FINANCIALS (0.2%)
               -----------------
$       5,964  Countrywide Home Loans                                     1.73%(j)       2/25/2035      $    1,876
        1,931  Wells Fargo Mortgage-Backed Securities Trust               3.00(j)        4/25/2035           1,830
                                                                                                        ----------
               Total Financials                                                                              3,706
                                                                                                        ----------
               Total Collateralized Mortgage Obligations (cost: $3,760)                                      3,706
                                                                                                        ----------
               COMMERCIAL MORTGAGE SECURITIES (2.3%)

               FINANCIALS (2.3%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (2.3%)
          156  Banc of America Commercial Mortgage, Inc.(a)               4.66          12/10/2042             147
        5,000  Banc of America Commercial Mortgage, Inc.                  6.28           2/10/2051           5,002
        8,610  Bear Stearns Commercial Mortgage Securities, Inc.(a)       5.66           9/11/2041           8,398
        5,000  Bear Stearns Commercial Mortgage Securities, Inc.          5.57           1/12/2045           4,768
        2,997  Citigroup Commercial Mortgage Trust                        6.00          12/10/2049           2,069
       13,027  Credit Suisse Commercial Mortgage Pass-
                 Through Trust                                            0.96           2/15/2040          12,288
        5,000  FHLMC Multifamily Structured Pass-
               Through Certificates                                       3.15          11/25/2025           5,132
        4,000  GE Capital Commercial Mortgage Corp.                       5.00          11/10/2045           3,898
          310  GMAC Commercial Mortgage Securities, Inc.                  4.97          12/10/2041             316
        3,481  Merrill Lynch Mortgage Trust                               5.05           8/12/2039           3,453
        4,000  Morgan Stanley Capital I Trust                             5.46           3/12/2044           3,638
                                                                                                        ----------
                                                                                                            49,109
                                                                                                        ----------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
          396  Credit Suisse First Boston Corp.(m)                        1.86           5/17/2040               6
                                                                                                        ----------
               Total Financials                                                                             49,115
                                                                                                        ----------
               Total Commercial Mortgage Securities (cost: $50,802)                                         49,115
                                                                                                        ----------

               U.S. TREASURY SECURITIES (0.0%)

               NOTES (0.0%)
          550  2.00%, 2/15/2025(n) (cost: $542)                                                                535
                                                                                                        ----------
               MUNICIPAL BONDS (0.3%)

               CASINOS & GAMING (0.0%)
        5,245  Mashantucket (Western) Pequot Tribe (f)                    7.35           7/01/2026             839
                                                                                                        ----------
               EDUCATION (0.1%)
        2,500  New Jersey EDA                                             5.71           6/15/2030           2,522
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                   COUPON                              VALUE
(000)          SECURITY                                                   RATE            MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               GENERAL OBLIGATION (0.2%)
$       1,500  Atlantic City                                              7.00%          3/01/2028      $    1,564
        2,000  Chicago(c)                                                 7.05           1/01/2029           2,041
                                                                                                        ----------
                                                                                                             3,605
                                                                                                        ----------
               Total Municipal Bonds (cost: $9,159)                                                          6,966
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS (5.2%)
      498,550  iShares iBoxx $ High Yield Corporate Bond ETF                                                43,543
    1,888,700  SPDR Bloomberg Barclays High Yield Bond ETF                                                  69,712
                                                                                                        ----------
               Total Exchange-Traded Funds (cost: $111,555)                                                113,255
                                                                                                        ----------
               Total Bonds (cost: $1,847,601)                                                            1,908,891
                                                                                                        ----------

               EQUITY SECURITIES (8.6%)

               COMMON STOCKS (3.2%)

               CONSUMER DISCRETIONARY (0.4%)
               -----------------------------
               AUTO PARTS & EQUIPMENT (0.1%)
       10,001  Lear Corp.                                                                                    1,421
                                                                                                        ----------
               CABLE & SATELLITE (0.1%)
       38,950  Comcast Corp. "A"                                                                             2,937
                                                                                                        ----------
               CASINOS & GAMING (0.0%)
       13,500  Las Vegas Sands Corp.                                                                           710
                                                                                                        ----------
               GENERAL MERCHANDISE STORES (0.0%)
       15,215  Target Corp.                                                                                    981
                                                                                                        ----------
               HOME FURNISHINGS (0.1%)
       27,070  Tempur Sealy International, Inc.*                                                             1,164
                                                                                                        ----------
               HOTELS, RESORTS & CRUISE LINES (0.1%)
       25,400  Hyatt Hotels Corp. "A"*                                                                       1,390
                                                                                                        ----------
               Total Consumer Discretionary                                                                  8,603
                                                                                                        ----------
               CONSUMER STAPLES (0.1%)
               -----------------------
               DRUG RETAIL (0.1%)
       18,400  CVS Health Corp.                                                                              1,450
                                                                                                        ----------
               HOUSEHOLD PRODUCTS (0.0%)
       11,242  Kimberly-Clark Corp.                                                                          1,362
                                                                                                        ----------
               Total Consumer Staples                                                                        2,812
                                                                                                        ----------

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               ENERGY (0.4%)
               -------------
               INTEGRATED OIL & GAS (0.1%)
        8,522  Chevron Corp.                                                                            $      949
       32,263  Royal Dutch Shell plc ADR "A"                                                                 1,755
                                                                                                        ----------
                                                                                                             2,704
                                                                                                        ----------
               OIL & GAS EQUIPMENT & SERVICES (0.2%)
       98,146  Basic Energy Services, Inc.*                                                                  4,011
                                                                                                        ----------
               OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        2,772  Sabine Oil + Gas Holdings, Inc.*(m)                                                             107
       54,226  Sandridge Energy, Inc.*                                                                       1,112
        4,816  Swift Energy Co.*                                                                               149
       22,883  Thunderbird Resources Equity, Inc.*(i),(m)                                                       25
                                                                                                        ----------
                                                                                                             1,393
                                                                                                        ----------
               Total Energy                                                                                  8,108
                                                                                                        ----------
               FINANCIALS (0.8%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
      202,000  Prospect Capital Corp.                                                                        1,701
                                                                                                        ----------
               CONSUMER FINANCE (0.0%)
       13,639  Synchrony Financial                                                                             489
                                                                                                        ----------
               DIVERSIFIED BANKS (0.1%)
       18,507  JPMorgan Chase & Co.                                                                          1,566
                                                                                                        ----------
               LIFE & HEALTH INSURANCE (0.1%)
       21,952  MetLife, Inc.                                                                                 1,194
                                                                                                        ----------
               REGIONAL BANKS (0.2%)
       27,800  BB&T Corp.                                                                                    1,284
      111,918  KeyCorp                                                                                       2,011
      109,207  Regions Financial Corp.                                                                       1,574
                                                                                                        ----------
                                                                                                             4,869
                                                                                                        ----------
               REITs - MORTGAGE (0.2%)
       73,721  Annaly Capital Management, Inc.                                                                 753
      129,100  MFA Financial, Inc.                                                                           1,019
      180,900  Two Harbors Investment Corp.                                                                  1,586
                                                                                                        ----------
                                                                                                             3,358
                                                                                                        ----------
               SPECIALIZED FINANCE (0.1%)
       24,700  CME Group, Inc.                                                                               2,991
                                                                                                        ----------
               Total Financials                                                                             16,168
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (0.3%)
               ------------------
               BIOTECHNOLOGY (0.1%)
       22,300  AbbVie, Inc.                                                                             $    1,363
                                                                                                        ----------
               HEALTH CARE EQUIPMENT (0.0%)
        3,407  Diagnostic Services Holdings, Inc.*(i),(m)                                                      129
                                                                                                        ----------
               PHARMACEUTICALS (0.2%)
       16,562  Johnson & Johnson                                                                             1,876
       30,900  Merck & Co., Inc.                                                                             1,915
       14,607  Novartis AG ADR                                                                               1,080
                                                                                                        ----------
                                                                                                             4,871
                                                                                                        ----------
               Total Health Care                                                                             6,363
                                                                                                        ----------
               INDUSTRIALS (0.1%)
               ------------------
               AIRLINES (0.1%)
       23,000  United Continental Holdings, Inc.*                                                            1,621
                                                                                                        ----------
               COMMERCIAL PRINTING (0.0%)
          235  Quad Graphics, Inc.                                                                               6
                                                                                                        ----------
               INDUSTRIAL CONGLOMERATES (0.0%)
       35,316  General Electric Co.                                                                          1,049
                                                                                                        ----------
               Total Industrials                                                                             2,676
                                                                                                        ----------
               INFORMATION TECHNOLOGY (0.3%)
               -----------------------------
               DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
       13,899  Automatic Data Processing, Inc.                                                               1,404
                                                                                                        ----------
               SEMICONDUCTORS (0.1%)
       42,500  Intel Corp.                                                                                   1,565
       18,500  QUALCOMM, Inc.                                                                                  988
                                                                                                        ----------
                                                                                                             2,553
                                                                                                        ----------
               SYSTEMS SOFTWARE (0.1%)
       33,200  Microsoft Corp.                                                                               2,146
                                                                                                        ----------
               Total Information Technology                                                                  6,103
                                                                                                        ----------
               MATERIALS (0.5%)
               ----------------
               COMMODITY CHEMICALS (0.1%)
       19,215  LyondellBasell Industries N.V. "A"                                                            1,792
                                                                                                        ----------
               CONSTRUCTION MATERIALS (0.0%)
          596  CB Paracelsus Healthcare*(i)                                                                      -
                                                                                                        ----------
               GOLD (0.2%)
      245,000  Alamos Gold, Inc. "A"                                                                         1,837
      107,726  AuRico Metals, Inc.*                                                                             95

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
       56,750  Goldcorp, Inc.                                                                           $      918
       33,650  Newmont Mining Corp.                                                                          1,221
                                                                                                        ----------
                                                                                                             4,071
                                                                                                        ----------
               PAPER PRODUCTS (0.1%)
       54,650  Clearwater Paper Corp.*                                                                       3,438
          534  Resolute Forest Products*                                                                         3
                                                                                                        ----------
                                                                                                             3,441
                                                                                                        ----------
               SPECIALTY CHEMICALS (0.1%)
      172,882  MPM Holdings, Inc.*                                                                           1,703
                                                                                                        ----------
               Total Materials                                                                              11,007
                                                                                                        ----------
               REAL ESTATE (0.1%)
               ------------------
               REITs - SPECIALIZED (0.1%)
       17,000  Crown Castle International Corp.                                                              1,493
                                                                                                        ----------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
       50,503  AT&T, Inc.                                                                                    2,130
       63,000  CenturyLink, Inc.(g)                                                                          1,629
       28,650  Verizon Communications, Inc.(e)                                                               1,404
                                                                                                        ----------
                                                                                                             5,163
                                                                                                        ----------
               Total Telecommunication Services                                                              5,163
                                                                                                        ----------
               Total Common Stocks (cost: $68,543)                                                          68,496
                                                                                                        ----------

               PREFERRED STOCKS (5.4%)

               CONSUMER STAPLES (1.8%)
               -----------------------
               AGRICULTURAL PRODUCTS (1.8%)
      400,000  CHS, Inc., 7.10%, cumulative redeemable, perpetual                                           10,973
      200,000  CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                  5,716
      200,000  Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(a)                                                                    21,031
                                                                                                        ----------
                                                                                                            37,720
                                                                                                        ----------
               Total Consumer Staples                                                                       37,720
                                                                                                        ----------
               ENERGY (1.7%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        3,800  Chesapeake Energy Corp., 5.75%, perpetual(a)                                                  2,441
                                                                                                        ----------
               OIL & GAS STORAGE & TRANSPORTATION (1.6%)
    1,327,328  NuStar Logistics, LP, 7.63%                                                                  34,501
                                                                                                        ----------
               Total Energy                                                                                 36,942
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
$(000)/SHARES  SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               FINANCIALS (0.9%)
               -----------------
               DIVERSIFIED BANKS (0.4%)
       36,000  ING Groep N.V., 7.20%, perpetual                                                         $      931
        8,000  US Bancorp, 3.50%, perpetual(e)                                                               7,160
                                                                                                        ----------
                                                                                                             8,091
                                                                                                        ----------
               LIFE & HEALTH INSURANCE (0.3%)
      274,059  Delphi Financial Group, Inc., 7.38%, cumulative redeemable(g)                                 6,149
                                                                                                        ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
$       3,000  Catlin Insurance Co. Ltd., 4.00%, perpetual(a)                                                2,685
                                                                                                        ----------
               REGIONAL BANKS (0.1%)
        1,515  M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                       1,561
                                                                                                        ----------
               REINSURANCE (0.0%)
        3,000  American Overseas Group Ltd., 4.52%, non-cumulative*(i),(m)                                     600
                                                                                                        ----------
               THRIFTS & MORTGAGE FINANCE (0.0%)
       20,000  Freddie Mac, 6.02%, perpetual*(o)                                                               141
       80,000  Freddie Mac, 8.38%, perpetual*(o)                                                               713
                                                                                                        ----------
                                                                                                               854
                                                                                                        ----------
               Total Financials                                                                             19,940
                                                                                                        ----------
               REAL ESTATE (0.8%)
               ------------------
               REITs - INDUSTRIAL (0.5%)
      185,741  ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual(e)                         11,661
                                                                                                        ----------
               REITs - RESIDENTIAL (0.3%)
      100,000  Equity Residential Properties Trust, depositary shares,
                 Series K, 8.29%, cumulative redeemable, perpetual(e)                                        6,319
                                                                                                        ----------
               Total Real Estate                                                                            17,980
                                                                                                        ----------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
      200,000  Qwest Corp., 6.50%                                                                            4,935
                                                                                                        ----------
               Total Preferred Stocks (cost: $116,032)                                                     117,517
                                                                                                        ----------
               WARRANTS (0.0%)

               ENERGY (0.0%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.0%)
        5,500  Comstock Resources, Inc.*                                                                        70
        1,565  Sabine Oil & Gas Holdings, Inc.*(m)                                                               9
        8,791  Sabine Oil & Gas, LLC*(m)                                                                        62
       13,764  Sandridge Energy, Inc.*                                                                          27

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
        5,795  Sandridge Energy, Inc.*                                                                  $       18
                                                                                                        ----------
                                                                                                               186
                                                                                                        ----------
               Total Energy                                                                                    186
                                                                                                        ----------
               Total Warrants (cost: $0)                                                                       186
                                                                                                        ----------
               Total Equity Securities (cost: $184,575)                                                    186,199
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   COUPON
(000)                                                                     RATE            MATURITY
------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (3.3%)

               COMMERCIAL PAPER (3.3%)

               ENERGY (0.8%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.5%)
$      10,800  Canadian Natural Resources, Ltd. (a),(p)                   1.14%          2/06/2017          10,798
                                                                                                        ----------
               OIL & GAS REFINING & MARKETING (0.3%)
        6,538  Motiva Enterprises, LLC                                    1.10           2/01/2017           6,538
                                                                                                        ----------
               Total Energy                                                                                 17,336
                                                                                                        ----------
               INDUSTRIALS (0.6%)
               ------------------
               INDUSTRIAL MACHINERY (0.6%)
        2,624  Pentair Finance S.A. (a),(p)                               1.15           2/03/2017           2,624
        5,700  Pentair Finance S.A. (a),(p)                               1.50           2/06/2017           5,699
        5,000  Pentair Finance S.A. (a),(p)                               1.45           2/07/2017           4,999
                                                                                                        ----------
                                                                                                            13,322
                                                                                                        ----------
               Total Industrials                                                                            13,322
                                                                                                        ----------
               TELECOMMUNICATION SERVICES (0.7%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
       14,399  Bell Canada (a),(p)                                        1.02           2/10/2017          14,395
                                                                                                        ----------
               UTILITIES (1.2%)
               ----------------
               ELECTRIC UTILITIES (0.7%)
       14,925  Eversource Energy (a),(p)                                  0.84           2/02/2017          14,925
                                                                                                        ----------
               MULTI-UTILITIES (0.5%)
       11,155  Centerpoint Energy (a),(p)                                 0.87           2/01/2017          11,155
                                                                                                        ----------
               Total Utilities                                                                              26,080
                                                                                                        ----------
               Total Commercial Paper                                                                       71,133
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES      SECURITY                                                                                      (000)
------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
       40,612  State Street Institutional Treasury Money Market Fund
                 Premier Class, 0.42%(q)                                                                $       40
                                                                                                        ----------
               Total Money Market Instruments (cost: $71,173)                                               71,173
                                                                                                        ----------

               TOTAL INVESTMENTS (COST: $2,103,349)                                                     $2,166,263
                                                                                                        ==========

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                                                          APPRECIATION/
NUMBER OF                                                 EXPIRATION                CONTRACT             (DEPRECIATION)
CONTRACTS                                                    DATE                  VALUE (000)                    (000)
-----------------------------------------------------------------------------------------------------------------------
               FUTURES(r)

               SHORT FUTURES

               EQUITY CONTRACTS
       (400)   Russell 2000 Mini                          3/17/2017                $(27,190)                $       543
                                                                                   ---------                -----------
               TOTAL FUTURES                                                       $(27,190)                $       543
                                                                                   =========                ===========

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1               LEVEL 2              LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                          $      -            $1,379,429               $1,955         $1,381,384
  Convertible Securities                                -                 4,034                  790              4,824
  Eurodollar and Yankee Obligations                     -               349,106                    -            349,106
  Collateralized Mortgage Obligations                   -                 3,706                    -              3,706
  Commercial Mortgage Securities                        -                49,115                    -             49,115
  U.S. Treasury Securities                            535                     -                    -                535
  Municipal Bonds                                       -                 6,966                    -              6,966
  Exchange-Traded Funds                           113,255                     -                    -            113,255
Equity Securities:
  Common Stocks                                    68,235                   107                  154             68,496
  Preferred Stocks                                      -               116,917                  600            117,517
  Warrants                                            115                    71                    -                186
Money Market Instruments:
  Commercial Paper                                      -                71,133                    -             71,133
  Government & U.S. Treasury
     Money Market Funds                                40                     -                    -                 40
Futures(1)                                            543                     -                    -                543
-----------------------------------------------------------------------------------------------------------------------
Total                                            $182,723            $1,980,584               $3,499         $2,166,806
-----------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation (depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic classifications. Reconciliation of Investments in which significant unobservable Inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------------------
                                        RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
                                                                          EURODOLLAR
                                           CORPORATE    CONVERTIBLE       AND YANKEE         COMMON        PREFERRED
($ IN 000s)                              OBLIGATIONS     SECURITIES      OBLIGATIONS         STOCKS           STOCKS
--------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                   $1,950          $   -          $ 4,931         $  861          $   750
Purchases                                          -             38                -              -                -
Sales                                              -              -                -           (254)               -
Transfers into Level 3                             -            804                -              -                -
Transfers out of Level 3                           -              -           (4,931)             -                -
Net realized gain (loss) on investments            1              2                -         (1,382)               -
Change in net unrealized appreciation/
  (depreciation) of investments                    4            (54)               -            929             (150)
--------------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                $1,955          $ 790          $     -         $  154          $   600
--------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                              TRANSFERS                   TRANSFERS                        TRANSFERS
                                           INTO (OUT OF)               INTO (OUT OF)                    INTO (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                     LEVEL 2                          LEVEL 3
--------------------------------------------------------------------------------------------------------------------
Convertible Securities(I)                        $-                          $ (804)                         $   804
Eurodollar and Yankee Obligations(II)            $-                          $4,931                          $(4,931)
--------------------------------------------------------------------------------------------------------------------
Total                                            $-                          $4,127                          $(4,127)
--------------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 2 to Level 3 due to single broker quote.

(II) Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

--------------------------------------------------------------------------------------------------------------------
                          QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
--------------------------------------------------------------------------------------------------------------------
                             FAIR VALUE AT                                    SIGNIFICANT
                           JANUARY 31, 2017          VALUATION                UNOBSERVABLE
ASSETS                        ($ IN 000's)          TECHNIQUE(s)                INPUT(s)                RANGE
--------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                  $154                  Market                  Revenue                 .2x - 0.4x
                                                    Comparables               Multiple(a)
                                                                               EBITDA                 0.9x - 3.7x
                                                                             Multiple(a)
                                                                         Discount for lack
                                                                          of marketability(b)             25%
                                                  Last Transaction           Transaction
                                                        Price                   Price(a)                $1.10
BONDS:
  Convertible Securities         $790                  Market                   Average                $52.00
                                                    Comparables                Value Per
                                                                              Recoverable
                                                                                Ounce(a)
                                                                              Comparable
                                                                               Discount
                                                                             Adjustment(b)               50%
--------------------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

**Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.3% of net assets at January 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

    or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    WARRANTS - entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    EDA       Economic Development Authority

    REIT      Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At January 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $9,711,000, of which all were when-issued securities.

    (d) At January 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2017.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    (f) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (g) At January 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) Stepped-coupon security that increases its coupon at the specified date and rate shown in the security's description.

    (i) Security was fair valued at January 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,544,000, which represented 0.1% of the Fund's net assets.

    (j) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2017.

    (k) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (l) Coupon is contingent upon conversion to common stock.

    (m) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2017, was $1,728,000, which represented 0.1% of the Fund's net assets.

    (n) Securities and cash with a value of $632,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (o) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

    (p) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (q) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

    (r) The contract value of futures purchased and/or sold as a percentage of net assets is 1.2%.

    (s) All of the coupon is payable-in-kind (PIK).

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,103,349)        $2,166,263
   Cash                                                                          123
   Receivables:
       Capital shares sold                                                     1,716
       USAA Asset Management Company (Note 6C)                                     7
       Dividends and interest                                                 29,323
       Securities sold                                                         6,891
   Variation margin on futures contracts                                         544
                                                                          ----------
           Total assets                                                    2,204,867
                                                                          ----------
LIABILITIES
   Payables:
      Securities purchased                                                    22,998
      Capital shares redeemed                                                  2,662
   Accrued management fees                                                       931
   Accrued transfer agent's fees                                                  65
   Other accrued expenses and payables                                           149
                                                                          ----------
          Total liabilities                                                   26,805
                                                                          ----------
              Net assets applicable to capital shares outstanding         $2,178,062
                                                                          ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $2,192,151
  Accumulated undistributed net investment income                              1,802
  Accumulated net realized loss on investments and futures transactions      (79,348)
  Net unrealized appreciation of investments and futures contracts            63,457
                                                                          ----------
              Net assets applicable to capital shares outstanding         $2,178,062
                                                                          ==========
  Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $1,167,066/142,831 capital shares
              outstanding, no par value)                                  $     8.17
                                                                          ==========
          Institutional Shares (net assets of $996,392/122,057
              capital shares outstanding, no par value)                   $     8.16
                                                                          ==========
          Adviser Shares (net assets of $9,486/1,159 capital shares
              outstanding, no par value)                                  $     8.19
                                                                          ==========
          R6 Shares (net assets of $5,118/627 capital shares
              outstanding, no par value)                                  $     8.17
                                                                          ==========
See accompanying notes to financial statements.

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $10)                       $   7,957
   Interest (net of foreign taxes withheld of $2)                            65,475
                                                                          ---------
       Total income                                                          73,432
                                                                          ---------
EXPENSES
   Management fees                                                            5,463
   Administration and servicing fees:
       Fund Shares                                                              857
       Institutional Shares                                                     510
       Adviser Shares                                                             7
   Transfer agent's fees:
       Fund Shares                                                              907
       Institutional Shares                                                     510
       Adviser Shares                                                             3
   Distribution and service fees (Note 6E):
       Adviser Shares                                                            12
   Custody and accounting fees:
       Fund Shares                                                               97
       Institutional Shares                                                      85
       Adviser Shares                                                             1
   Postage:
       Fund Shares                                                               33
       Institutional Shares                                                      60
   Shareholder reporting fees:
       Fund Shares                                                               21
       Institutional Shares                                                       8
   Trustees' fees                                                                15
   Registration fees:
       Fund Shares                                                               15
       Institutional Shares                                                      18
       Adviser Shares                                                            10
       R6 Shares*                                                                 4
   Professional fees                                                            117
   Other                                                                         24
                                                                          ---------
            Total expenses                                                    8,777
   Expenses reimbursed:
       Adviser Shares                                                            (4)
       R6 Shares*                                                                (3)
                                                                          ---------
            Net expenses                                                      8,770
                                                                          ---------
NET INVESTMENT INCOME                                                        64,662
                                                                          ---------

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                         $  2,293
       Affiliated transactions (Note 8)                                     2,695
       Futures transactions                                                (4,665)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                         69,337
       Futures contracts                                                    1,700
                                                                         --------
             Net realized and unrealized gain                              71,360
                                                                         --------
   Increase in net assets resulting from operations                      $136,022
                                                                         ========
*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

---------------------------------------------------------------------------------------------------------------------
                                                                                            1/31/2017       7/31/2016
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                   $   64,662      $  125,804
   Net realized gain (loss) on investments                                                      4,988         (67,356)
   Net realized loss on futures transactions                                                   (4,665)            (83)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                             69,337          (4,395)
       Futures contracts                                                                        1,700          (1,431)
                                                                                           --------------------------
       Increase in net assets resulting from operations                                       136,022          52,539
                                                                                           --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                            (33,609)        (68,996)
       Institutional Shares                                                                   (30,399)        (56,275)
       Adviser Shares                                                                            (262)           (546)
       R6 Shares*                                                                                 (50)              -
                                                                                           --------------------------
       Distributions to shareholders                                                          (64,320)       (125,817)
                                                                                           --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                                 24,351        (159,989)
   Institutional Shares                                                                       (28,226)        195,713
   Adviser Shares                                                                                  (9)         (2,865)
   R6 Shares*                                                                                   5,000               -
                                                                                           --------------------------
       Total net increase in net assets from
            capital share transactions                                                          1,116          32,859
                                                                                           --------------------------
   Net increase (decrease) in net assets                                                       72,818         (40,419)

NET ASSETS
   Beginning of period                                                                      2,105,244       2,145,663
                                                                                           --------------------------
   End of period                                                                           $2,178,062      $2,105,244
                                                                                           ==========================
Accumulated undistributed net investment income:
   End of period                                                                           $    1,802      $    1,460
                                                                                           ==========================
*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA High Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of four classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), High Income Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated High Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

     2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

     3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

         In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.   Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

         with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are supported by discounted price derived from the use of inputs such as discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at January 31, 2017, did not include master netting provisions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2017*
    (IN THOUSANDS)

                                             ASSET DERIVATIVES                 LIABILITY DERIVATIVES
    ----------------------------------------------------------------------------------------------------
                                  STATEMENT OF                          STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                            ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                           LIABILITIES
    HEDGING INSTRUMENTS           LOCATION                 FAIR VALUE   LOCATION              FAIR VALUE
    ----------------------------------------------------------------------------------------------------
    Equity contracts              Net unrealized             $543**                -              $-
                                  appreciation of
                                  investments and
                                  futures contracts
    ----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of January 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2017.
    ** Includes cumulative appreciation/ (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2017 (IN THOUSANDS)

                                                                         CHANGE IN
                                                                         UNREALIZED
    DERIVATIVES NOT                                      REALIZED GAIN   APPRECIATION/
    ACCOUNTED FOR AS       STATEMENT OF                  (LOSS) ON       (DEPRECIATION)
    HEDGING INSTRUMENTS    OPERATIONS LOCATION           DERIVATIVES     ON DERIVATIVES
    -----------------------------------------------------------------------------------
    Equity contracts       Net realized gain (loss)        $(4,665)          $1,700
                           on Futures transactions /
                           Change in net unrealized
                           appreciation/(depreciation)
                           of Futures contracts
    -----------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $13,000,000; of which all were when-issued securities. Also included in these amounts is $2,500,000, for securities which were sold prior to January 31, 2017.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

I. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares charged redemption fees of $17,000, while the Institutional Shares and Adviser Shares charged redemption fees of less than $500. The R6 Shares did not charge any redemption fees.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $8,000, which represents 2.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had net capital loss carryforwards of $79,717,000, for federal income tax purposes. It is unlikely that the Board will authorize distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $236,512,000 and $282,781,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $147,942,000 and $85,028,000, respectively, resulting in net unrealized appreciation of $62,914,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                  SIX-MONTH
                                                                 PERIOD ENDED                YEAR ENDED
                                                               JANUARY 31, 2017            JULY 31, 2016
------------------------------------------------------------------------------------------------------------
                                                             SHARES       AMOUNT         SHARES      AMOUNT
                                                            ------------------------------------------------
FUND SHARES:
Shares sold                                                  14,094     $ 113,716        26,160    $ 198,415
Shares issued from reinvested dividends                       3,844        30,974         8,472       63,818
Shares redeemed*                                            (14,945)     (120,339)      (56,631)    (422,222)
                                                            ------------------------------------------------
Net increase (decrease) from capital share transactions       2,993     $  24,351       (21,999)   $(159,989)
                                                            ================================================
INSTITUTIONAL SHARES:
Shares sold                                                   7,707     $  62,054        52,373    $ 386,026
Shares issued from reinvested dividends                       3,641        29,316         7,254       54,483
Shares redeemed*                                            (14,807)     (119,596)      (33,460)    (244,796)
                                                            ------------------------------------------------
Net increase (decrease) from capital share transactions      (3,459)    $ (28,226)       26,167    $ 195,713
                                                            ================================================
ADVISER SHARES:
Shares sold                                                      54     $     435           104    $     810
Shares issued from reinvested dividends                          13           108            32          241
Shares redeemed*                                                (68)         (552)         (509)      (3,916)
                                                            ------------------------------------------------
Net decrease from capital share transactions                     (1)    $      (9)         (373)   $  (2,865)
                                                            ================================================
R6 SHARES (COMMENCED ON DECEMBER 1, 2016):
Shares sold                                                     627     $   5,000             -    $       -
Shares issued from reinvested dividends                           -             -             -            -
Shares redeemed*                                                  -             -             -            -
                                                            ------------------------------------------------
Net increase from capital share transactions                    627     $   5,000             -    $       -
                                                            ================================================

* Net of redemption fees, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of funds within the Lipper High Yield Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for the periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $5,463,000, which included a performance adjustment for the Institutional Shares and Adviser Shares of $28,000 and $(1,000), respectively. For the Institutional Shares and Adviser Shares, the performance adjustments were 0.01%, and (0.03)%, respectively. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares and R6 Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31,2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $857,000, $510,000, $7,000, and less than $500, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.05% and the R6 Shares to 0.65% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Adviser Shares and R6 Shares incurred reimbursable expenses of $4,000 and $3,000, respectively, of which $7,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees,

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

    paid or payable to SAS, of $907,000, $510,000, $3,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                              0.5
Target Retirement Income                                              0.7
Target Retirement 2020                                                1.3
Target Retirement 2030                                                3.0
Target Retirement 2040                                                2.4
Target Retirement 2050                                                1.1
Target Retirement 2060                                                0.1

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 617,000 Adviser Shares and 627,000 R6 Shares, which represents 53.3% of the Adviser Shares outstanding, 100.0% of the R6 Shares outstanding, and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                        COST TO      GAIN (LOSS)
     SELLER                  PURCHASER                 PURCHASER      TO SELLER
--------------------------------------------------------------------------------
High Income            Intermediate-Term Bond         $16,075,000   $1,044,000
High Income            Income                          24,236,000    1,651,000
Income                 High Income                      4,019,000     (981,000)

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                        YEAR ENDED JULY 31,
                            --------------------------------------------------------------------------------------
                                  2017           2016           2015           2014           2013            2012
                            --------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $     7.90     $     8.17     $     8.91     $     8.79     $     8.42      $     8.60
                            --------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .24            .48            .47            .50            .55             .57
  Net realized and
    unrealized gain (loss)         .27           (.28)          (.68)           .29            .46            (.18)
                            --------------------------------------------------------------------------------------
Total from investment
  operations                       .51            .20           (.21)           .79           1.01             .39
                            --------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.24)          (.47)          (.47)          (.51)          (.53)           (.57)
  Realized capital gains             -              -           (.06)          (.16)          (.11)              -
                            --------------------------------------------------------------------------------------
Total distributions               (.24)          (.47)          (.53)          (.67)          (.64)           (.57)
                            --------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests          .00(b)         .00(b)         .00(b)         .00(b)           -               -
                            --------------------------------------------------------------------------------------
Net asset value at
  end of period             $     8.17     $     7.90     $     8.17     $     8.91     $     8.79      $     8.42
                            ======================================================================================
Total return (%)*                 6.53           2.95          (2.42)          9.35          12.39            4.99
Net assets at
  end of period (000)       $1,167,066     $1,105,081     $1,322,058     $1,521,633     $1,250,728      $1,464,070
Ratios to average
  net assets:**
  Expenses (%)(a)                  .85(c)         .82            .89            .89            .94             .95
  Net investment income (%)       5.90(c)        6.22           5.46           5.71           6.15            6.96
Portfolio turnover (%)              12             36             16             21             47              52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,134,629,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -              -              -              -           (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                        YEAR ENDED JULY 31,
                              ------------------------------------------------------------------------------------
                                  2017           2016           2015           2014           2013            2012
                              ------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $   7.90       $   8.16       $   8.91       $   8.78       $   8.41        $   8.60
                              ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .24            .48            .48            .52            .54             .58
  Net realized and
    unrealized gain (loss)         .26           (.26)          (.69)           .29            .49            (.18)
                              ------------------------------------------------------------------------------------
Total from investment
  operations                       .50            .22           (.21)           .81           1.03             .40
                              ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.24)          (.48)          (.48)          (.52)          (.55)           (.59)
  Realized capital gains             -              -           (.06)          (.16)          (.11)              -
                              ------------------------------------------------------------------------------------
Total distributions               (.24)          (.48)          (.54)          (.68)          (.66)           (.59)
                              ------------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests          .00(b)         .00(b)         .00(b)           -              -               -
                              ------------------------------------------------------------------------------------
Net asset value at
  end of period               $   8.16       $   7.90       $   8.16       $   8.91       $   8.78        $   8.41
                              ====================================================================================
Total return (%)*                 6.45           3.19          (2.44)          9.61          12.63            5.09
Net assets at end
  of period (000)             $996,392       $990,980       $811,060       $757,419       $764,558        $264,540
Ratios to average
  net assets:**
  Expenses (%)(a)                  .75(c)         .71            .80            .76            .76             .76
  Net investment income (%)       6.00(c)        6.32           5.55           5.87           6.22            7.09
Portfolio turnover (%)              12             36             16             21             47              52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,011,659,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                     -              -              -              -           (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                             YEAR ENDED JULY 31,
                              ------------------------------------------------------------------------------------
                                  2017           2016           2015           2014           2013            2012
                              ------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 7.92         $ 8.18        $  8.92         $ 8.79         $ 8.42          $ 8.60
                                ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .23            .44            .45            .49            .52             .55
  Net realized and
    unrealized gain (loss)         .27           (.25)          (.69)           .27            .47            (.19)
                                ----------------------------------------------------------------------------------
Total from investment
  operations                       .50            .19           (.24)           .76            .99             .36
                                ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.23)          (.45)          (.45)          (.48)          (.51)           (.55)
  Realized capital gains             -              -           (.06)          (.16)          (.11)              -
                                ----------------------------------------------------------------------------------
Total distributions               (.23)          (.45)          (.51)          (.64)          (.62)           (.55)
                                ----------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests          .00(b)         .00(b)         .01            .01            .00(b)          .01
                                ----------------------------------------------------------------------------------
Net asset value at end
  of period                     $ 8.19         $ 7.92        $  8.18         $ 8.92         $ 8.79          $ 8.42
                                ==================================================================================
Total return (%)*                 6.36           2.73          (2.67)          9.16          12.13            4.76
Net assets at end
  of period (000)               $9,486         $9,183        $12,545         $9,218         $7,108          $5,711
Ratios to average
  net assets:**
  Expenses (%)(a)                 1.12(d)        1.15           1.16(c)        1.19           1.20            1.20
  Expenses, excluding
    reimbursements (%)(a)         1.20(d)        1.19           1.21           1.19           1.34            1.45
  Net investment income (%)       5.64(d)        5.88           5.19           5.41           5.85            6.71
Portfolio turnover (%)              12             36             16             21             47              52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $9,292,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -              -              -              -           (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.20% of their annual average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                                                                         JANUARY 31,
                                                                                        ------------
                                                                                            2017***
                                                                                        ------------
Net asset value at beginning of period                                                    $ 7.98
                                                                                          ------
Income from investment operations:
  Net investment income                                                                      .08
  Net realized and unrealized gain                                                           .19
                                                                                          ------
Total from investment operations                                                             .27
                                                                                          ------
Less distributions from:
  Net investment income                                                                     (.08)
                                                                                          ------
Net asset value at end of period                                                          $ 8.17
                                                                                          ======
Total return (%)*                                                                           3.40
Net assets at end of period (000)                                                         $5,118
Ratios to average net assets:**
  Expenses (%)(a)                                                                            .65
  Expenses, excluding reimbursements (%)(a)                                                 1.07
  Net investment income (%)(a)                                                              5.93
Portfolio turnover (%)                                                                        12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended January 31, 2017, average net assets were $5,080,000 *** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017, for Fund Shares, Institutional Shares, and Adviser Shares and the period of December 1, 2016, through January 31, 2017, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING             ENDING               DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE          AUGUST 1, 2016 -
                                         AUGUST 1, 2016      JANUARY 31, 2017        JANUARY 31, 2017
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,065.30                  $4.42

Hypothetical
  (5% return before expenses)               1,000.00             1,020.92                   4.33

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,064.50                   3.90

Hypothetical
  (5% return before expenses)               1,000.00             1,021.42                   3.82

ADVISER SHARES
Actual                                      1,000.00             1,063.60                   5.83

Hypothetical
  (5% return before expenses)               1,000.00             1,019.56                   5.70

R6 SHARES**
Actual                                      1,000.00             1,034.00                   1.10

Hypothetical
  (5% return before expenses)               1,000.00              1007.27                   1.09

  * Expenses are equal to the annualized expense ratio of 0.85% for Fund Shares, 0.75% for Institutional Shares, 1.12% for Adviser Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, and Adviser Shares (to reflect the one-half-year period) or 61 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 6.53% for Fund Shares, 6.45% for Institutional Shares, and 6.36% for Adviser Shares, for the six-month period of August 1, 2016, through January 31, 2017, and 3.40% for R6 Shares for the period of December 1, 2016, through January 31, 2017.
 ** R6 Shares commenced operations on December 1, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  75

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   40051-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

 ========================================================================

         SEMIANNUAL REPORT
         USAA INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JANUARY 31, 2017

 ========================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Portfolio of Investments                                                 21

    Notes to Portfolio of Investments                                        57

    Financial Statements                                                     63

    Notes to Financial Statements                                            67

EXPENSE EXAMPLE                                                              89

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202376-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME FUND (THE FUND) SEEKS MAXIMUM CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in U.S. dollar-denominated debt securities, including, among others, obligations of U.S., state and local governments, their agencies and instrumental mortgage-and asset-backed securities, corporate debt securities and repurchase agreements that have been selected for their high yields relative to the risk involved. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or "junk" bonds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                              JOHN SPEAR, CFA*
    BRIAN W. SMITH, CFA, CPA                        KURT DAUM, JD*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first part of the reporting period was relatively uneventful, with investors focused mainly on mixed U.S. economic data and the timing of a potential Federal Reserve (the Fed) interest rate increase. In early November 2016, however, the market environment changed. U.S. Treasury securities sold off as interest rates increased. (Bond prices and interest rates move in opposite directions.) At the same time, U.S. stocks rallied. The upward trend in stocks and the sell-off in the U.S. Treasury market were driven by the Republican sweep in the November 8, 2016 U.S. elections, which appeared to release "animal spirits." "Animal spirits" is a term used by economist John Maynard Keynes to describe emotional mindsets. Investors seemed pleased by a stronger outlook for economic growth based on the potential for Republican-led fiscal policy, lower taxes, and less regulation, though at the end of the reporting period, it remained unclear what policies would actually be proposed and/or implemented. An increase in inflation expectations also contributed to the rise in interest rates. Inflation seemed likely to increase after the Organization of the Petroleum Exporting Countries (OPEC) agreed to cut production, leading crude oil prices to rise. However, economic data remained contradictory, with better-than-expected third-quarter U.S. Gross Domestic Product results giving way to weaker-than-expected fourth-quarter numbers. In December 2016, the Fed raised the federal funds target rate by 0.25% to a range between 0.50% and 0.75%. Policymakers suggested that three interest rate increases could take place

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA INCOME FUND

================================================================================

    during 2017 and said they eventually plan to address the size of their balance sheet. During the reporting period, lower-rated credits outperformed higher-rated credits. Notably, while most fixed income sectors generated negative returns during the reporting period, high-yield bonds recorded solid gains. Most spread sectors, such as corporate bonds, taxable municipal bonds, and commercial mortgage-backed securities, performed better than U.S. Treasuries.

    U.S. Treasury yields across all maturities ended the reporting period higher than they began. Shorter-duration securities outperformed longer-duration securities. The yield on the bellwether 10-year U.S. Treasury rose from 1.46% on July 29, 2016 and finished the period at 2.45%.

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened, continuing a trend that began in February 2016. Credit spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index* narrowed 22 basis points from

                         o 10-YEAR U.S. TREASURY YIELD o

                     [CHART OF 10-YEAR U.S. TREASURY YIELD]

                                                                           YIELD
                                                                         IN PERCENT
  2/1/2016                                                                  1.95%
  2/2/2016                                                                  1.84
  2/3/2016                                                                  1.89
  2/4/2016                                                                  1.84
  2/5/2016                                                                  1.84
  2/8/2016                                                                  1.75
  2/9/2016                                                                  1.73
 2/10/2016                                                                  1.67
 2/11/2016                                                                  1.66
 2/12/2016                                                                  1.75
 2/15/2016                                                                  1.75
 2/16/2016                                                                  1.77
 2/17/2016                                                                  1.82
 2/18/2016                                                                  1.74
 2/19/2016                                                                  1.74
 2/22/2016                                                                  1.75
 2/23/2016                                                                  1.72
 2/24/2016                                                                  1.75
 2/25/2016                                                                  1.72
 2/26/2016                                                                  1.76
 2/29/2016                                                                  1.73
  3/1/2016                                                                  1.82
  3/2/2016                                                                  1.84
  3/3/2016                                                                  1.83
  3/4/2016                                                                  1.87
  3/7/2016                                                                  1.91
  3/8/2016                                                                  1.83
  3/9/2016                                                                  1.88
 3/10/2016                                                                  1.93
 3/11/2016                                                                  1.98
 3/14/2016                                                                  1.96
 3/15/2016                                                                  1.97
 3/16/2016                                                                  1.91
 3/17/2016                                                                  1.90
 3/18/2016                                                                  1.87
 3/21/2016                                                                  1.92
 3/22/2016                                                                  1.94
 3/23/2016                                                                  1.88
 3/24/2016                                                                  1.90
 3/25/2016                                                                  1.90
 3/28/2016                                                                  1.89
 3/29/2016                                                                  1.80
 3/30/2016                                                                  1.82
 3/31/2016                                                                  1.77
  4/1/2016                                                                  1.77
  4/4/2016                                                                  1.76
  4/5/2016                                                                  1.72
  4/6/2016                                                                  1.75
  4/7/2016                                                                  1.69
  4/8/2016                                                                  1.72
 4/11/2016                                                                  1.73
 4/12/2016                                                                  1.78
 4/13/2016                                                                  1.76
 4/14/2016                                                                  1.79
 4/15/2016                                                                  1.75
 4/18/2016                                                                  1.77
 4/19/2016                                                                  1.79
 4/20/2016                                                                  1.85
 4/21/2016                                                                  1.86
 4/22/2016                                                                  1.89
 4/25/2016                                                                  1.91
 4/26/2016                                                                  1.93
 4/27/2016                                                                  1.85
 4/28/2016                                                                  1.82
 4/29/2016                                                                  1.83
  5/2/2016                                                                  1.87
  5/3/2016                                                                  1.80
  5/4/2016                                                                  1.78
  5/5/2016                                                                  1.75
  5/6/2016                                                                  1.78
  5/9/2016                                                                  1.75
 5/10/2016                                                                  1.76
 5/11/2016                                                                  1.74
 5/12/2016                                                                  1.75
 5/13/2016                                                                  1.70
 5/16/2016                                                                  1.75
 5/17/2016                                                                  1.77
 5/18/2016                                                                  1.85
 5/19/2016                                                                  1.85
 5/20/2016                                                                  1.84
 5/23/2016                                                                  1.84
 5/24/2016                                                                  1.86
 5/25/2016                                                                  1.87
 5/26/2016                                                                  1.83
 5/27/2016                                                                  1.85
 5/30/2016                                                                  1.85
 5/31/2016                                                                  1.85
  6/1/2016                                                                  1.84
  6/2/2016                                                                  1.80
  6/3/2016                                                                  1.70
  6/6/2016                                                                  1.74
  6/7/2016                                                                  1.72
  6/8/2016                                                                  1.70
  6/9/2016                                                                  1.69
 6/10/2016                                                                  1.64
 6/13/2016                                                                  1.61
 6/14/2016                                                                  1.61
 6/15/2016                                                                  1.57
 6/16/2016                                                                  1.58
 6/17/2016                                                                  1.61
 6/20/2016                                                                  1.69
 6/21/2016                                                                  1.71
 6/22/2016                                                                  1.69
 6/23/2016                                                                  1.75
 6/24/2016                                                                  1.56
 6/27/2016                                                                  1.44
 6/28/2016                                                                  1.47
 6/29/2016                                                                  1.52
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.44
  7/4/2016                                                                  1.44
  7/5/2016                                                                  1.38
  7/6/2016                                                                  1.37
  7/7/2016                                                                  1.39
  7/8/2016                                                                  1.36
 7/11/2016                                                                  1.43
 7/12/2016                                                                  1.51
 7/13/2016                                                                  1.47
 7/14/2016                                                                  1.54
 7/15/2016                                                                  1.55
 7/18/2016                                                                  1.58
 7/19/2016                                                                  1.55
 7/20/2016                                                                  1.58
 7/21/2016                                                                  1.56
 7/22/2016                                                                  1.57
 7/25/2016                                                                  1.57
 7/26/2016                                                                  1.56
 7/27/2016                                                                  1.50
 7/28/2016                                                                  1.50
 7/29/2016                                                                  1.45
  8/1/2016                                                                  1.52
  8/2/2016                                                                  1.56
  8/3/2016                                                                  1.54
  8/4/2016                                                                  1.50
  8/5/2016                                                                  1.59
  8/8/2016                                                                  1.59
  8/9/2016                                                                  1.55
 8/10/2016                                                                  1.51
 8/11/2016                                                                  1.56
 8/12/2016                                                                  1.51
 8/15/2016                                                                  1.56
 8/16/2016                                                                  1.57
 8/17/2016                                                                  1.55
 8/18/2016                                                                  1.54
 8/19/2016                                                                  1.58
 8/22/2016                                                                  1.54
 8/23/2016                                                                  1.55
 8/24/2016                                                                  1.56
 8/25/2016                                                                  1.57
 8/26/2016                                                                  1.63
 8/29/2016                                                                  1.56
 8/30/2016                                                                  1.57
 8/31/2016                                                                  1.58
  9/1/2016                                                                  1.57
  9/2/2016                                                                  1.60
  9/5/2016                                                                  1.60
  9/6/2016                                                                  1.53
  9/7/2016                                                                  1.54
  9/8/2016                                                                  1.60
  9/9/2016                                                                  1.67
 9/12/2016                                                                  1.66
 9/13/2016                                                                  1.73
 9/14/2016                                                                  1.70
 9/15/2016                                                                  1.69
 9/16/2016                                                                  1.69
 9/19/2016                                                                  1.71
 9/20/2016                                                                  1.69
 9/21/2016                                                                  1.65
 9/22/2016                                                                  1.62
 9/23/2016                                                                  1.62
 9/26/2016                                                                  1.58
 9/27/2016                                                                  1.56
 9/28/2016                                                                  1.57
 9/29/2016                                                                  1.56
 9/30/2016                                                                  1.59
 10/3/2016                                                                  1.62
 10/4/2016                                                                  1.69
 10/5/2016                                                                  1.70
 10/6/2016                                                                  1.74
 10/7/2016                                                                  1.72
10/10/2016                                                                  1.72
10/11/2016                                                                  1.76
10/12/2016                                                                  1.77
10/13/2016                                                                  1.74
10/14/2016                                                                  1.80
10/17/2016                                                                  1.77
10/18/2016                                                                  1.74
10/19/2016                                                                  1.74
10/20/2016                                                                  1.76
10/21/2016                                                                  1.73
10/24/2016                                                                  1.76
10/25/2016                                                                  1.76
10/26/2016                                                                  1.79
10/27/2016                                                                  1.85
10/28/2016                                                                  1.85
10/31/2016                                                                  1.83
 11/1/2016                                                                  1.83
 11/2/2016                                                                  1.80
 11/3/2016                                                                  1.81
 11/4/2016                                                                  1.78
 11/7/2016                                                                  1.83
 11/8/2016                                                                  1.85
 11/9/2016                                                                  2.06
11/10/2016                                                                  2.15
11/11/2016                                                                  2.15
11/14/2016                                                                  2.26
11/15/2016                                                                  2.22
11/16/2016                                                                  2.22
11/17/2016                                                                  2.30
11/18/2016                                                                  2.35
11/21/2016                                                                  2.32
11/22/2016                                                                  2.31
11/23/2016                                                                  2.35
11/24/2016                                                                  2.35
11/25/2016                                                                  2.36
11/28/2016                                                                  2.31
11/29/2016                                                                  2.29
11/30/2016                                                                  2.38
 12/1/2016                                                                  2.45
 12/2/2016                                                                  2.38
 12/5/2016                                                                  2.39
 12/6/2016                                                                  2.39
 12/7/2016                                                                  2.34
 12/8/2016                                                                  2.41
 12/9/2016                                                                  2.47
12/12/2016                                                                  2.47
12/13/2016                                                                  2.47
12/14/2016                                                                  2.57
12/15/2016                                                                  2.60
12/16/2016                                                                  2.59
12/19/2016                                                                  2.54
12/20/2016                                                                  2.56
12/21/2016                                                                  2.53
12/22/2016                                                                  2.55
12/23/2016                                                                  2.54
12/26/2016                                                                  2.54
12/27/2016                                                                  2.56
12/28/2016                                                                  2.51
12/29/2016                                                                  2.48
12/30/2016                                                                  2.44
  1/2/2017                                                                  2.44
  1/3/2017                                                                  2.44
  1/4/2017                                                                  2.44
  1/5/2017                                                                  2.34
  1/6/2017                                                                  2.42
  1/9/2017                                                                  2.36
 1/10/2017                                                                  2.38
 1/11/2017                                                                  2.37
 1/12/2017                                                                  2.36
 1/13/2017                                                                  2.40
 1/16/2017                                                                  2.40
 1/17/2017                                                                  2.33
 1/18/2017                                                                  2.43
 1/19/2017                                                                  2.47
 1/20/2017                                                                  2.47
 1/23/2017                                                                  2.40
 1/24/2017                                                                  2.47
 1/25/2017                                                                  2.51
 1/26/2017                                                                  2.50
 1/27/2017                                                                  2.48
 1/30/2017                                                                  2.49
 1/31/2017                                                                  2.45

                                   [END CHART]

    Source: Bloomberg Finance L.P.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    1.38% on July 29, 2016 to 1.16% on January 31, 2017. (A basis point is 1/100th of a percent.) Spreads are generally considered an indication of risk; the narrower the spread, the lower the risk.

o   HOW DID THE USAA INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -1.80%, -1.77%, and -1.87%, respectively. This compares to returns of -2.95% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and -3.00% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.53%, 3.55%, and 3.26%, respectively, compared to 2.77% for the Lipper A

              o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                       AVERAGE OPTION
                                                                       ADJUSTED SPREAD
  1/4/2016                                                                  1.57
  1/5/2016                                                                  1.56
  1/6/2016                                                                  1.57
  1/7/2016                                                                  1.60
  1/8/2016                                                                  1.60
 1/11/2016                                                                  1.60
 1/12/2016                                                                  1.62
 1/13/2016                                                                  1.64
 1/14/2016                                                                  1.67
 1/15/2016                                                                  1.70
 1/19/2016                                                                  1.72
 1/20/2016                                                                  1.78
 1/21/2016                                                                  1.80
 1/22/2016                                                                  1.77
 1/25/2016                                                                  1.78
 1/26/2016                                                                  1.79
 1/27/2016                                                                  1.80
 1/28/2016                                                                  1.81
 1/29/2016                                                                  1.81
  2/1/2016                                                                  1.83
  2/2/2016                                                                  1.86
  2/3/2016                                                                  1.87
  2/4/2016                                                                  1.87
  2/5/2016                                                                  1.87
  2/8/2016                                                                  1.91
  2/9/2016                                                                  1.95
 2/10/2016                                                                  1.95
 2/11/2016                                                                  2.00
 2/12/2016                                                                  2.00
 2/16/2016                                                                  1.95
 2/17/2016                                                                  1.94
 2/18/2016                                                                  1.92
 2/19/2016                                                                  1.92
 2/22/2016                                                                  1.89
 2/23/2016                                                                  1.88
 2/24/2016                                                                  1.89
 2/25/2016                                                                  1.88
 2/26/2016                                                                  1.85
 2/29/2016                                                                  1.84
  3/1/2016                                                                  1.80
  3/2/2016                                                                  1.77
  3/3/2016                                                                  1.76
  3/4/2016                                                                  1.74
  3/7/2016                                                                  1.72
  3/8/2016                                                                  1.72
  3/9/2016                                                                  1.71
 3/10/2016                                                                  1.68
 3/11/2016                                                                  1.64
 3/14/2016                                                                  1.60
 3/15/2016                                                                  1.60
 3/16/2016                                                                  1.60
 3/17/2016                                                                  1.59
 3/18/2016                                                                  1.58
 3/21/2016                                                                  1.56
 3/22/2016                                                                  1.54
 3/23/2016                                                                  1.54
 3/24/2016                                                                  1.55
 3/28/2016                                                                  1.55
 3/29/2016                                                                  1.56
 3/30/2016                                                                  1.55
 3/31/2016                                                                  1.54
  4/1/2016                                                                  1.55
  4/4/2016                                                                  1.54
  4/5/2016                                                                  1.55
  4/6/2016                                                                  1.54
  4/7/2016                                                                  1.54
  4/8/2016                                                                  1.54
 4/11/2016                                                                  1.54
 4/12/2016                                                                  1.52
 4/13/2016                                                                  1.51
 4/14/2016                                                                  1.49
 4/15/2016                                                                  1.49
 4/18/2016                                                                  1.48
 4/19/2016                                                                  1.46
 4/20/2016                                                                  1.43
 4/21/2016                                                                  1.41
 4/22/2016                                                                  1.40
 4/25/2016                                                                  1.39
 4/26/2016                                                                  1.38
 4/27/2016                                                                  1.38
 4/28/2016                                                                  1.38
 4/29/2016                                                                  1.39
  5/2/2016                                                                  1.39
  5/3/2016                                                                  1.40
  5/4/2016                                                                  1.42
  5/5/2016                                                                  1.43
  5/6/2016                                                                  1.43
  5/9/2016                                                                  1.44
 5/10/2016                                                                  1.44
 5/11/2016                                                                  1.44
 5/12/2016                                                                  1.44
 5/13/2016                                                                  1.44
 5/16/2016                                                                  1.43
 5/17/2016                                                                  1.43
 5/18/2016                                                                  1.43
 5/19/2016                                                                  1.43
 5/20/2016                                                                  1.44
 5/23/2016                                                                  1.44
 5/24/2016                                                                  1.44
 5/25/2016                                                                  1.42
 5/26/2016                                                                  1.41
 5/27/2016                                                                  1.41
 5/31/2016                                                                  1.41
  6/1/2016                                                                  1.41
  6/2/2016                                                                  1.42
  6/3/2016                                                                  1.43
  6/6/2016                                                                  1.42
  6/7/2016                                                                  1.42
  6/8/2016                                                                  1.41
  6/9/2016                                                                  1.41
 6/10/2016                                                                  1.43
 6/13/2016                                                                  1.45
 6/14/2016                                                                  1.48
 6/15/2016                                                                  1.48
 6/16/2016                                                                  1.48
 6/17/2016                                                                  1.48
 6/20/2016                                                                  1.44
 6/21/2016                                                                  1.43
 6/22/2016                                                                  1.43
 6/23/2016                                                                  1.40
 6/24/2016                                                                  1.50
 6/27/2016                                                                  1.51
 6/28/2016                                                                  1.50
 6/29/2016                                                                  1.48
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.46
  7/5/2016                                                                  1.46
  7/6/2016                                                                  1.46
  7/7/2016                                                                  1.44
  7/8/2016                                                                  1.43
 7/11/2016                                                                  1.41
 7/12/2016                                                                  1.38
 7/13/2016                                                                  1.37
 7/14/2016                                                                  1.36
 7/15/2016                                                                  1.36
 7/18/2016                                                                  1.35
 7/19/2016                                                                  1.35
 7/20/2016                                                                  1.35
 7/21/2016                                                                  1.34
 7/22/2016                                                                  1.34
 7/25/2016                                                                  1.34
 7/26/2016                                                                  1.35
 7/27/2016                                                                  1.36
 7/28/2016                                                                  1.37
 7/29/2016                                                                  1.38
  8/1/2016                                                                  1.39
  8/2/2016                                                                  1.39
  8/3/2016                                                                  1.40
  8/4/2016                                                                  1.39
  8/5/2016                                                                  1.37
  8/8/2016                                                                  1.35
  8/9/2016                                                                  1.35
 8/10/2016                                                                  1.35
 8/11/2016                                                                  1.34
 8/12/2016                                                                  1.33
 8/15/2016                                                                  1.32
 8/16/2016                                                                  1.31
 8/17/2016                                                                  1.31
 8/18/2016                                                                  1.31
 8/19/2016                                                                  1.30
 8/22/2016                                                                  1.30
 8/23/2016                                                                  1.29
 8/24/2016                                                                  1.29
 8/25/2016                                                                  1.29
 8/26/2016                                                                  1.28
 8/29/2016                                                                  1.28
 8/30/2016                                                                  1.28
 8/31/2016                                                                  1.29
  9/1/2016                                                                  1.30
  9/2/2016                                                                  1.30
  9/6/2016                                                                  1.30
  9/7/2016                                                                  1.30
  9/8/2016                                                                  1.30
  9/9/2016                                                                  1.31
 9/12/2016                                                                  1.33
 9/13/2016                                                                  1.33
 9/14/2016                                                                  1.34
 9/15/2016                                                                  1.33
 9/16/2016                                                                  1.33
 9/19/2016                                                                  1.32
 9/20/2016                                                                  1.32
 9/21/2016                                                                  1.32
 9/22/2016                                                                  1.30
 9/23/2016                                                                  1.31
 9/26/2016                                                                  1.32
 9/27/2016                                                                  1.31
 9/28/2016                                                                  1.30
 9/29/2016                                                                  1.31
 9/30/2016                                                                  1.31
 10/3/2016                                                                  1.30
 10/4/2016                                                                  1.30
 10/5/2016                                                                  1.29
 10/6/2016                                                                  1.27
 10/7/2016                                                                  1.27
10/11/2016                                                                  1.26
10/12/2016                                                                  1.25
10/13/2016                                                                  1.25
10/14/2016                                                                  1.24
10/17/2016                                                                  1.24
10/18/2016                                                                  1.23
10/19/2016                                                                  1.23
10/20/2016                                                                  1.23
10/21/2016                                                                  1.23
10/24/2016                                                                  1.23
10/25/2016                                                                  1.23
10/26/2016                                                                  1.24
10/27/2016                                                                  1.24
10/28/2016                                                                  1.25
10/31/2016                                                                  1.25
 11/1/2016                                                                  1.27
 11/2/2016                                                                  1.28
 11/3/2016                                                                  1.28
 11/4/2016                                                                  1.29
 11/7/2016                                                                  1.27
 11/8/2016                                                                  1.26
 11/9/2016                                                                  1.25
11/10/2016                                                                  1.24
11/14/2016                                                                  1.25
11/15/2016                                                                  1.23
11/16/2016                                                                  1.23
11/17/2016                                                                  1.23
11/18/2016                                                                  1.25
11/21/2016                                                                  1.24
11/22/2016                                                                  1.24
11/23/2016                                                                  1.24
11/25/2016                                                                  1.25
11/28/2016                                                                  1.24
11/29/2016                                                                  1.24
11/30/2016                                                                  1.23
 12/1/2016                                                                  1.23
 12/2/2016                                                                  1.24
 12/5/2016                                                                  1.23
 12/6/2016                                                                  1.22
 12/7/2016                                                                  1.22
 12/8/2016                                                                  1.22
 12/9/2016                                                                  1.21
12/12/2016                                                                  1.21
12/13/2016                                                                  1.19
12/14/2016                                                                  1.19
12/15/2016                                                                  1.20
12/16/2016                                                                  1.19
12/19/2016                                                                  1.19
12/20/2016                                                                  1.18
12/21/2016                                                                  1.18
12/22/2016                                                                  1.18
12/23/2016                                                                  1.18
12/27/2016                                                                  1.17
12/28/2016                                                                  1.18
12/29/2016                                                                  1.18
12/30/2016                                                                  1.18
  1/3/2017                                                                  1.17
  1/4/2017                                                                  1.16
  1/5/2017                                                                  1.17
  1/6/2017                                                                  1.17
  1/9/2017                                                                  1.17
 1/10/2017                                                                  1.17
 1/11/2017                                                                  1.18
 1/12/2017                                                                  1.17
 1/13/2017                                                                  1.17
 1/17/2017                                                                  1.17
 1/18/2017                                                                  1.17
 1/19/2017                                                                  1.17
 1/20/2017                                                                  1.17
 1/23/2017                                                                  1.17
 1/24/2017                                                                  1.16
 1/25/2017                                                                  1.15
 1/26/2017                                                                  1.15
 1/27/2017                                                                  1.15
 1/30/2017                                                                  1.15
 1/31/2017                                                                  1.16

                                   [END CHART]

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INCOME FUND

================================================================================

    Rated Bond Funds Index. The R6 Shares commenced operations on December 1, 2016, and from that time through January 31, 2017, had a total return of 1.40%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to adhere to our disciplined investment process, building the Fund's portfolio bond-by-bond. We look for opportunities where our fundamental understanding of the credit risk is different than the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. In keeping with our approach, we did not try to anticipate interest rate movements during the reporting period. We sought to manage the portfolio's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group and Bloomberg Barclays U.S. Aggregate Bond Index. (Duration is a measure of a portfolio's interest rate sensitivity.) During the reporting period, the Fund's SEC yield continued to trend up.

    Relative to the Index, the Fund benefited during the reporting period from its position in corporate bonds, especially in midstream energy, basic industry, and financial institutions. Selection of bank corporate bonds, as well as energy and insurance hybrid securities, also bolstered relative performance. In addition, the Fund's portfolio benefited from its underweight positions in mortgage-backed securities and U.S. Treasury securities, both of which lagged the Index. Because times were uncertain, we continued to emphasize liquidity in the portfolio. Our liquidity strategy helps to prevent the Fund from being forced to sell its securities in the event of investment outflows. During the reporting period, we continued to seek relative values across the fixed income market, finding attractive opportunities within corporate credit and among floating-rate bank loans.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we tend to limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $3.4 Billion          $3.4 Billion
Net Asset Value Per Share                     $12.92                $13.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*           1 YEAR             5 YEARS            10 YEARS
        -1.80%                  5.77%              3.32%               5.09%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                        10 YEARS
      5.84%                             3.43%                          5.03%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17           EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
                3.09%                                      0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2017

-----------------------------------------------------------------------------------
                   TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
-----------------------------------------------------------------------------------
10 YEARS              5.09%         =          4.38%          +        0.71%
5 YEARS               3.32%         =          3.70%          +       -0.38%
1 YEAR                5.77%         =          3.64%          +        2.13%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2008-JANUARY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                          TOTAL RETURN             DIVIDEND RETURN        CHANGE IN SHARE PRICE
1/31/2008                     6.75%                    5.26%                      1.49%
1/31/2009                    -6.65%                    4.94%                    -11.59%
1/31/2010                    22.04%                    6.53%                     15.51%
1/31/2011                     6.56%                    4.56%                      2.00%
1/31/2012                     7.64%                    4.11%                      3.53%
1/31/2013                     5.87%                    3.72%                      2.15%
1/31/2014                     1.34%                    3.98%                     -2.64%
1/31/2015                     6.23%                    3.75%                      2.48%
1/31/2016                    -2.32%                    3.42%                     -5.74%
1/31/2017                     5.77%                    3.64%                      2.13%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                    USAA INCOME                   LIPPER CORPORATE DEBT
                                    FUND SHARES                   FUNDS A RATED AVERAGE
1/31/2008                               4.98%                              4.59%
1/31/2009                               5.80                               5.46
1/31/2010                               5.16                               4.34
1/31/2011                               4.37                               3.82
1/31/2012                               3.83                               3.36
1/31/2013                               3.55                               2.83
1/31/2014                               3.96                               3.21
1/31/2015                               3.63                               2.76
1/31/2016                               3.65                               2.75
1/31/2017                               3.53                               2.78

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/08 through 1/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                       BLOOMBERG
                       USAA INCOME           LIPPER A RATED          BARCLAYS U.S.
                       FUND SHARES          BOND FUNDS INDEX     AGGREGATE BOND INDEX
 1/31/2007             $10,000.00             $10,000.00             $10,000.00
 2/28/2007              10,162.00              10,168.32              10,154.20
 3/31/2007              10,152.00              10,147.15              10,154.51
 4/30/2007              10,184.00              10,200.51              10,209.27
 5/31/2007              10,092.00              10,120.72              10,131.89
 6/30/2007              10,052.00              10,073.94              10,101.92
 7/31/2007              10,130.00              10,128.89              10,186.19
 8/31/2007              10,241.00              10,206.55              10,311.03
 9/30/2007              10,307.00              10,288.69              10,389.26
10/31/2007              10,386.00              10,365.46              10,482.58
11/30/2007              10,522.00              10,485.57              10,671.09
12/31/2007              10,500.00              10,460.00              10,701.06
 1/31/2008              10,675.00              10,593.29              10,880.82
 2/29/2008              10,666.00              10,564.27              10,895.92
 3/31/2008              10,676.00              10,512.29              10,933.10
 4/30/2008              10,691.00              10,551.14              10,910.25
 5/31/2008              10,663.00              10,481.33              10,830.25
 6/30/2008              10,623.00              10,444.61              10,821.50
 7/31/2008              10,573.00              10,362.83              10,812.67
 8/31/2008              10,647.00              10,392.07              10,915.29
 9/30/2008              10,345.00              10,043.23              10,768.68
10/31/2008               9,776.00               9,513.91              10,514.49
11/30/2008               9,772.00               9,613.14              10,856.74
12/31/2008               9,971.00               9,968.81              11,261.79
 1/31/2009               9,965.00               9,941.41              11,162.43
 2/28/2009               9,950.00               9,823.73              11,120.29
 3/31/2009              10,104.00               9,940.58              11,274.88
 4/30/2009              10,338.00              10,138.74              11,328.78
 5/31/2009              10,745.00              10,410.86              11,410.96
 6/30/2009              10,942.00              10,593.33              11,475.86
 7/31/2009              11,247.00              10,912.76              11,660.96
 8/31/2009              11,516.00              11,045.13              11,781.70
 9/30/2009              11,730.00              11,317.83              11,905.47
10/31/2009              11,837.00              11,409.60              11,964.25
11/30/2009              11,995.00              11,544.47              12,119.15
12/31/2009              11,939.00              11,436.83              11,929.71
 1/31/2010              12,161.00              11,624.85              12,111.94
 2/28/2010              12,214.00              11,658.48              12,157.17
 3/31/2010              12,255.00              11,702.46              12,142.23
 4/30/2010              12,417.00              11,872.52              12,268.62
 5/31/2010              12,420.00              11,873.19              12,371.86
 6/30/2010              12,564.00              12,069.70              12,565.87
 7/31/2010              12,710.00              12,225.41              12,699.93
 8/31/2010              12,913.00              12,440.76              12,863.35
 9/30/2010              13,001.00              12,478.74              12,877.06
10/31/2010              13,082.00              12,501.75              12,922.91
11/30/2010              13,026.00              12,421.01              12,848.63
12/31/2010              12,913.00              12,328.11              12,710.08
 1/31/2011              12,959.00              12,341.74              12,724.87
 2/28/2011              13,020.00              12,427.55              12,756.70
 3/31/2011              13,058.00              12,432.06              12,763.75
 4/30/2011              13,213.00              12,613.44              12,925.77
 5/31/2011              13,358.00              12,769.85              13,094.46
 6/30/2011              13,328.00              12,678.30              13,056.12
 7/31/2011              13,516.00              12,899.97              13,263.29
 8/31/2011              13,602.00              12,971.88              13,457.07
 9/30/2011              13,595.00              13,039.25              13,554.97
10/31/2011              13,679.00              13,150.23              13,569.53
11/30/2011              13,652.00              13,043.31              13,557.75
12/31/2011              13,800.00              13,222.73              13,706.76
 1/31/2012              13,949.00              13,431.03              13,827.12
 2/29/2012              14,003.00              13,486.49              13,823.94
 3/31/2012              13,991.00              13,397.06              13,748.20
 4/30/2012              14,138.00              13,565.74              13,900.62
 5/31/2012              14,229.00              13,702.81              14,026.39
 6/30/2012              14,249.00              13,728.00              14,031.89
 7/31/2012              14,441.00              14,034.06              14,225.44
 8/31/2012              14,507.00              14,066.25              14,234.73
 9/30/2012              14,602.00              14,097.02              14,254.33
10/31/2012              14,711.00              14,195.61              14,282.36
11/30/2012              14,776.00              14,216.97              14,304.90
12/31/2012              14,766.00              14,186.03              14,284.53
 1/31/2013              14,767.00              14,095.82              14,184.62
 2/28/2013              14,875.00              14,193.34              14,255.72
 3/31/2013              14,918.00              14,205.79              14,267.10
 4/30/2013              15,103.00              14,460.78              14,411.47
 5/31/2013              14,886.00              14,099.07              14,154.34
 6/30/2013              14,562.00              13,708.78              13,935.39
 7/31/2013              14,629.00              13,755.31              13,954.44
 8/31/2013              14,538.00              13,636.80              13,883.11
 9/30/2013              14,661.00              13,753.45              14,014.54
10/31/2013              14,819.00              13,953.03              14,127.85
11/30/2013              14,803.00              13,896.00              14,074.95
12/31/2013              14,739.00              13,839.87              13,995.42
 1/31/2014              14,964.00              14,174.20              14,202.20
 2/28/2014              15,077.00              14,322.12              14,277.71
 3/31/2014              15,087.00              14,358.83              14,253.40
 4/30/2014              15,237.00              14,526.81              14,373.67
 5/31/2014              15,408.00              14,731.54              14,537.32
 6/30/2014              15,458.00              14,772.63              14,544.83
 7/31/2014              15,423.00              14,763.54              14,508.36
 8/31/2014              15,570.00              14,995.52              14,668.52
 9/30/2014              15,460.00              14,805.54              14,568.92
10/31/2014              15,574.00              14,968.84              14,712.12
11/30/2014              15,637.00              15,099.94              14,816.50
12/31/2014              15,607.00              15,167.19              14,830.39
 1/31/2015              15,896.00              15,683.19              15,141.34
 2/28/2015              15,818.00              15,393.52              14,998.99
 3/31/2015              15,863.00              15,447.92              15,068.62
 4/30/2015              15,826.00              15,328.08              15,014.56
 5/31/2015              15,797.00              15,217.53              14,978.39
 6/30/2015              15,586.00              14,968.77              14,815.05
 7/31/2015              15,647.00              15,110.68              14,918.06
 8/31/2015              15,543.00              14,989.19              14,896.61
 9/30/2015              15,586.00              15,083.74              14,997.37
10/31/2015              15,643.00              15,155.91              14,999.92
11/30/2015              15,578.00              15,106.23              14,960.27
12/31/2015              15,434.00              14,989.12              14,911.94
 1/31/2016              15,527.00              15,123.82              15,117.10
 2/29/2016              15,608.00              15,250.49              15,224.37
 3/31/2016              15,903.00              15,577.64              15,364.01
 4/30/2016              16,119.00              15,740.52              15,423.02
 5/31/2016              16,151.00              15,754.88              15,426.97
 6/30/2016              16,508.00              16,111.59              15,704.16
 7/31/2016              16,724.00              16,333.53              15,803.45
 8/31/2016              16,774.00              16,354.36              15,785.41
 9/30/2016              16,785.00              16,315.22              15,776.11
10/31/2016              16,665.00              16,143.70              15,655.45
11/30/2016              16,248.00              15,713.97              15,285.17
12/31/2016              16,336.00              15,779.97              15,306.70
 1/31/2017              16,422.00              15,843.58              15,336.75

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME FUND

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIINX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $3.3 Billion           $3.1 Billion
Net Asset Value Per Share                     $12.91                 $13.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
  7/31/16-1/31/17*        1 YEAR        5 YEARS        SINCE INCEPTION 8/01/08
      -1.77%               5.87%         3.40%                  5.45%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                    SINCE INCEPTION 8/01/08
   5.86%                     3.53%                              5.44%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/17              EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
              3.16%                                         0.44%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                   USAA INCOME FUND                LIPPER CORPORATE DEBT
                                 INSTITUTIONAL SHARES              FUNDS A RATED AVERAGE
1/31/2010                               5.40%                              4.34%
1/31/2011                               4.60                               3.82
1/31/2012                               4.00                               3.36
1/31/2013                               3.68                               2.83
1/31/2014                               4.09                               3.21
1/31/2015                               3.71                               2.76
1/31/2016                               3.77                               2.75
1/31/2017                               3.55                               2.78

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                      BLOOMBERG
                     USAA INCOME FUND        LIPPER A RATED         BARCLAYS U.S.
                   INSTITUTIONAL SHARES     BOND FUNDS INDEX    AGGREGATE BOND INDEX
 7/31/2008             $10,000.00             $10,000.00             $10,000.00
 8/31/2008              10,055.00              10,028.22              10,094.91
 9/30/2008               9,773.00               9,691.59               9,959.32
10/31/2008               9,238.00               9,180.80               9,724.23
11/30/2008               9,237.00               9,276.56              10,040.76
12/31/2008               9,428.00               9,619.78              10,415.37
 1/31/2009               9,416.00               9,593.33              10,323.47
 2/28/2009               9,412.00               9,479.78              10,284.50
 3/31/2009               9,561.00               9,592.54              10,427.47
 4/30/2009               9,784.00               9,783.75              10,477.33
 5/31/2009              10,171.00              10,046.35              10,553.32
 6/30/2009              10,361.00              10,222.43              10,613.35
 7/31/2009              10,652.00              10,530.67              10,784.54
 8/31/2009              10,900.00              10,658.41              10,896.20
 9/30/2009              11,105.00              10,921.56              11,010.67
10/31/2009              11,217.00              11,010.12              11,065.03
11/30/2009              11,370.00              11,140.26              11,208.29
12/31/2009              11,310.00              11,036.39              11,033.08
 1/31/2010              11,531.00              11,217.83              11,201.62
 2/28/2010              11,575.00              11,250.28              11,243.46
 3/31/2010              11,625.00              11,292.72              11,229.63
 4/30/2010              11,781.00              11,456.83              11,346.53
 5/31/2010              11,786.00              11,457.48              11,442.01
 6/30/2010              11,915.00              11,647.11              11,621.43
 7/31/2010              12,066.00              11,797.36              11,745.42
 8/31/2010              12,261.00              12,005.17              11,896.56
 9/30/2010              12,347.00              12,041.82              11,909.23
10/31/2010              12,426.00              12,064.03              11,951.64
11/30/2010              12,366.00              11,986.12              11,882.95
12/31/2010              12,261.00              11,896.47              11,754.80
 1/31/2011              12,317.00              11,909.62              11,768.49
 2/28/2011              12,377.00              11,992.42              11,797.92
 3/31/2011              12,406.00              11,996.78              11,804.44
 4/30/2011              12,556.00              12,171.81              11,954.29
 5/31/2011              12,706.00              12,322.75              12,110.29
 6/30/2011              12,669.00              12,234.39              12,074.84
 7/31/2011              12,850.00              12,448.30              12,266.44
 8/31/2011              12,945.00              12,517.70              12,445.65
 9/30/2011              12,939.00              12,582.71              12,536.19
10/31/2011              13,011.00              12,689.80              12,549.66
11/30/2011              12,996.00              12,586.63              12,538.77
12/31/2011              13,128.00              12,759.76              12,676.58
 1/31/2012              13,281.00              12,960.77              12,787.89
 2/29/2012              13,334.00              13,014.29              12,784.95
 3/31/2012              13,315.00              12,927.99              12,714.90
 4/30/2012              13,455.00              13,090.77              12,855.86
 5/31/2012              13,543.00              13,223.03              12,972.19
 6/30/2012              13,574.00              13,247.35              12,977.27
 7/31/2012              13,748.00              13,542.69              13,156.27
 8/31/2012              13,811.00              13,573.75              13,164.87
 9/30/2012              13,902.00              13,603.45              13,182.99
10/31/2012              14,009.00              13,698.58              13,208.92
11/30/2012              14,073.00              13,719.19              13,229.76
12/31/2012              14,075.00              13,689.34              13,210.92
 1/31/2013              14,068.00              13,602.29              13,118.52
 2/28/2013              14,172.00              13,696.39              13,184.28
 3/31/2013              14,224.00              13,708.41              13,194.81
 4/30/2013              14,392.00              13,954.47              13,328.32
 5/31/2013              14,196.00              13,605.42              13,090.52
 6/30/2013              13,877.00              13,228.80              12,888.02
 7/31/2013              13,943.00              13,273.70              12,905.64
 8/31/2013              13,858.00              13,159.34              12,839.68
 9/30/2013              13,977.00              13,271.90              12,961.23
10/31/2013              14,130.00              13,464.49              13,066.02
11/30/2013              14,117.00              13,409.46              13,017.10
12/31/2013              14,068.00              13,355.30              12,943.54
 1/31/2014              14,273.00              13,677.92              13,134.78
 2/28/2014              14,382.00              13,820.66              13,204.62
 3/31/2014              14,393.00              13,856.09              13,182.13
 4/30/2014              14,538.00              14,018.19              13,293.37
 5/31/2014              14,701.00              14,215.75              13,444.71
 6/30/2014              14,749.00              14,255.40              13,451.66
 7/31/2014              14,729.00              14,246.63              13,417.93
 8/31/2014              14,868.00              14,470.49              13,566.05
 9/30/2014              14,763.00              14,287.16              13,473.94
10/31/2014              14,862.00              14,444.74              13,606.38
11/30/2014              14,934.00              14,571.25              13,702.91
12/31/2014              14,907.00              14,636.15              13,715.75
 1/31/2015              15,176.00              15,134.08              14,003.34
 2/28/2015              15,103.00              14,854.55              13,871.69
 3/31/2015              15,145.00              14,907.04              13,936.08
 4/30/2015              15,121.00              14,791.40              13,886.08
 5/31/2015              15,080.00              14,684.73              13,852.63
 6/30/2015              14,891.00              14,444.67              13,701.57
 7/31/2015              14,951.00              14,581.61              13,796.84
 8/31/2015              14,840.00              14,464.37              13,776.99
 9/30/2015              14,882.00              14,555.62              13,870.18
10/31/2015              14,950.00              14,625.26              13,872.55
11/30/2015              14,888.00              14,577.32              13,835.87
12/31/2015              14,751.00              14,464.31              13,791.18
 1/31/2016              14,828.00              14,594.30              13,980.92
 2/29/2016              14,915.00              14,716.52              14,080.12
 3/31/2016              15,199.00              15,032.22              14,209.27
 4/30/2016              15,407.00              15,189.41              14,263.85
 5/31/2016              15,433.00              15,203.26              14,267.50
 6/30/2016              15,776.00              15,547.47              14,523.86
 7/31/2016              15,981.00              15,761.65              14,615.68
 8/31/2016              16,031.00              15,781.75              14,598.99
 9/30/2016              16,042.00              15,743.98              14,590.40
10/31/2016              15,928.00              15,578.47              14,478.80
11/30/2016              15,531.00              15,163.78              14,136.35
12/31/2016              15,615.00              15,227.47              14,156.26
 1/31/2017              15,698.00              15,288.86              14,184.05

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $140.1 Million       $171.5 Million
Net Asset Value Per Share                      $12.89               $13.36

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
  7/31/16-1/31/17*        1 YEAR        5 YEARS        SINCE INCEPTION 8/01/10
      -1.87%              5.57%          3.02%                  3.74%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                    SINCE INCEPTION 8/01/10
  5.55%                      3.15%                              3.70%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/17              EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
               2.95%                                            0.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA INCOME FUND                LIPPER CORPORATE DEBT
                                   ADVISER SHARES                 FUNDS A RATED AVERAGE
1/31/2012                               3.58%                              3.36%
1/31/2013                               3.26                               2.83
1/31/2014                               3.69                               3.21
1/31/2015                               3.42                               2.76
1/31/2016                               3.41                               2.75
1/31/2017                               3.26                               2.78

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                     BLOOMBERG
                     LIPPER A RATED         USAA INCOME FUND        BARCLAYS U.S.
                    BOND FUNDS INDEX         ADVISER SHARES     AGGREGATE BOND INDEX
 7/31/2010             $10,000.00             $10,000.00             $10,000.00
 8/31/2010              10,176.15              10,162.00              10,128.68
 9/30/2010              10,207.22              10,236.00              10,139.47
10/31/2010              10,226.04              10,298.00              10,175.57
11/30/2010              10,160.00              10,243.00              10,117.09
12/31/2010              10,084.01              10,152.00              10,007.99
 1/31/2011              10,095.16              10,187.00              10,019.64
 2/28/2011              10,165.35              10,233.00              10,044.70
 3/31/2011              10,169.04              10,261.00              10,050.25
 4/30/2011              10,317.40              10,373.00              10,177.83
 5/31/2011              10,445.34              10,494.00              10,310.65
 6/30/2011              10,370.45              10,459.00              10,280.46
 7/31/2011              10,551.77              10,605.00              10,443.59
 8/31/2011              10,610.59              10,679.00              10,596.17
 9/30/2011              10,665.70              10,670.00              10,673.26
10/31/2011              10,756.47              10,726.00              10,684.72
11/30/2011              10,669.02              10,710.00              10,675.45
12/31/2011              10,815.78              10,815.00              10,792.78
 1/31/2012              10,986.16              10,938.00              10,887.55
 2/29/2012              11,031.53              10,978.00              10,885.05
 3/31/2012              10,958.38              10,958.00              10,825.41
 4/30/2012              11,096.35              11,071.00              10,945.43
 5/31/2012              11,208.47              11,139.00              11,044.46
 6/30/2012              11,229.08              11,161.00              11,048.79
 7/31/2012              11,479.42              11,300.00              11,201.19
 8/31/2012              11,505.75              11,348.00              11,208.51
 9/30/2012              11,530.92              11,420.00              11,223.94
10/31/2012              11,611.57              11,502.00              11,246.01
11/30/2012              11,629.03              11,550.00              11,263.76
12/31/2012              11,603.73              11,539.00              11,247.72
 1/31/2013              11,529.94              11,538.00              11,169.05
 2/28/2013              11,609.71              11,619.00              11,225.03
 3/31/2013              11,619.89              11,650.00              11,234.00
 4/30/2013              11,828.47              11,792.00              11,347.67
 5/31/2013              11,532.59              11,619.00              11,145.21
 6/30/2013              11,213.36              11,362.00              10,972.81
 7/31/2013              11,251.41              11,412.00              10,987.81
 8/31/2013              11,154.47              11,339.00              10,931.64
 9/30/2013              11,249.89              11,433.00              11,035.13
10/31/2013              11,413.14              11,554.00              11,124.35
11/30/2013              11,366.49              11,540.00              11,082.70
12/31/2013              11,320.58              11,486.00              11,020.07
 1/31/2014              11,594.05              11,651.00              11,182.90
 2/28/2014              11,715.05              11,746.00              11,242.35
 3/31/2014              11,745.08              11,751.00              11,223.21
 4/30/2014              11,882.48              11,857.00              11,317.91
 5/31/2014              12,049.94              11,989.00              11,446.77
 6/30/2014              12,083.55              12,025.00              11,452.69
 7/31/2014              12,076.11              11,995.00              11,423.96
 8/31/2014              12,265.87              12,108.00              11,550.08
 9/30/2014              12,110.47              12,021.00              11,471.65
10/31/2014              12,244.04              12,108.00              11,584.41
11/30/2014              12,351.28              12,155.00              11,666.59
12/31/2014              12,406.29              12,129.00              11,677.53
 1/31/2015              12,828.36              12,351.00              11,922.38
 2/28/2015              12,591.42              12,279.00              11,810.29
 3/31/2015              12,635.91              12,320.00              11,865.12
 4/30/2015              12,537.89              12,289.00              11,822.55
 5/31/2015              12,447.47              12,255.00              11,794.07
 6/30/2015              12,243.99              12,098.00              11,665.46
 7/31/2015              12,360.06              12,143.00              11,746.57
 8/31/2015              12,260.69              12,050.00              11,729.67
 9/30/2015              12,338.03              12,090.00              11,809.01
10/31/2015              12,397.06              12,133.00              11,811.02
11/30/2015              12,356.42              12,080.00              11,779.80
12/31/2015              12,260.63              11,965.00              11,741.75
 1/31/2016              12,370.81              12,024.00              11,903.29
 2/29/2016              12,474.42              12,094.00              11,987.75
 3/31/2016              12,742.02              12,321.00              12,097.71
 4/30/2016              12,875.26              12,486.00              12,144.18
 5/31/2016              12,887.00              12,507.00              12,147.29
 6/30/2016              13,178.77              12,771.00              12,365.55
 7/31/2016              13,360.31              12,936.00              12,443.73
 8/31/2016              13,377.36              12,981.00              12,429.52
 9/30/2016              13,345.34              12,977.00              12,422.20
10/31/2016              13,205.04              12,880.00              12,327.19
11/30/2016              12,853.53              12,564.00              12,035.63
12/31/2016              12,907.52              12,629.00              12,052.58
 1/31/2017              12,959.56              12,694.00              12,076.24

                                   [END CHART]

                       Data from 7/31/10 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA INCOME FUND

================================================================================

USAA INCOME FUND R6 SHARES (R6 SHARES)*
(Ticker Symbol: URIFX)

--------------------------------------------------------------------------------
                                                                 1/31/17
--------------------------------------------------------------------------------
Net Assets                                                      $5.0 Million
Net Asset Value Per Share                                          $12.92

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/17
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      1.40%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      0.86%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 1/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED           3.16%              SUBSIDIZED              3.20%
--------------------------------------------------------------------------------
                               EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT    0.43%           AFTER REIMBURSEMENT       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                      BLOOMBERG
                     USAA INCOME FUND       LIPPER A RATED          BARCLAYS U.S.
                        R6 SHARES           BOND FUNDS INDEX    AGGREGATE BOND INDEX
 12/1/2016             $10,000.00             $10,000.00             $10,000.00
12/31/2016              10,086.00              10,042.01              10,014.09
 1/31/2017              10,140.00              10,082.49              10,033.75

                                   [END CHART]

                      Data from 11/30/16 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund R6 Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA INCOME FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/17 o

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        20.6%
AA                                                                         13.0%
A                                                                          28.0%
BBB                                                                        29.5%
BELOW INVESTMENT-GRADE                                                      7.2%
UNRATED                                                                     1.7%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-56.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

                                             COUPON RATE %         MATURITY DATE         % OF NET ASSETS
                                             -----------------------------------------------------------
U.S. Treasury Notes ......................      2.00                  2/15/2025                1.1
U.S. Treasury Inflation-Indexed Notes ....      2.38                  1/15/2025                1.0
U.S. Treasury Bonds ......................      2.50                  2/15/2045                0.9
U.S. Treasury Notes ......................      2.63                 11/15/2020                0.8
U.S. Treasury Bonds ......................      2.50                  2/15/2046                0.8
U.S. Treasury Notes ......................      3.63                  2/15/2020                0.8
U.S. Treasury Notes ......................      3.50                  5/15/2020                0.7
U.S. Treasury Notes ......................      1.63                  2/15/2026                0.7
U.S. Treasury Bonds ......................      2.75                  8/15/2042                0.5
U.S. Treasury Bonds ......................      3.88                  8/15/2040                0.5

                        o ASSET ALLOCATION** - 1/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      49.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                          16.3%
U.S. TREASURY SECURITIES                                                   11.0%
MUNICIPAL BONDS                                                             8.1%
COMMERCIAL MORTGAGE SECURITIES                                              4.6%
U.S. GOVERNMENT AGENCY ISSUES                                               2.6%
ASSET-BACKED SECURITIES                                                     2.0%
MONEY MARKET INSTRUMENTS                                                    2.0%
PREFERRED STOCKS                                                            1.3%
COLLATERALIZED LOAN OBLIGATIONS                                             1.0%
COMMON STOCKS                                                               0.8%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.4%

                                   [END CHART]

 *Does not include futures and money market instruments.

**Excludes futures.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             BONDS (95.4%)

             CORPORATE OBLIGATIONS (49.4%)

             CONSUMER DISCRETIONARY (2.6%)
             -----------------------------
             APPAREL RETAIL (0.2%)
$   10,000   L Brands, Inc.                                            5.63%          2/15/2022    $   10,516
     5,000   Mens Wearhouse, Inc.(a)                                   5.00           6/18/2021         4,787
                                                                                                   ----------
                                                                                                       15,303
                                                                                                   ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
     1,499   Hanesbrands, Inc.(a)                                      3.28           4/29/2022         1,513
                                                                                                   ----------
             AUTOMOBILE MANUFACTURERS (0.1%)
    10,000   Ford Motor Co.                                            4.35          12/08/2026        10,048
                                                                                                   ----------
             AUTOMOTIVE RETAIL (0.3%)
    15,048   Advance Auto Parts, Inc.                                  4.50          12/01/2023        15,913
     5,000   CST Brands, Inc.                                          5.00           5/01/2023         5,206
                                                                                                   ----------
                                                                                                       21,119
                                                                                                   ----------
             CABLE & SATELLITE (1.0%)
     5,000   CCO Holdings, LLC & CCO Holdings Capital Corp.(b)         5.75           2/15/2026         5,311
    20,000   Charter Communications Operating, LLC                     6.38          10/23/2035        22,614
     2,461   CSC Holdings, LLC(a)                                      3.77          10/11/2024         2,487
     3,000   CSC Holdings, LLC(b)                                      5.50           4/15/2027         3,052
    10,000   NBCUniversal Enterprise, Inc.(b)                          1.97           4/15/2019        10,022
    10,000   NBCUniversal Media, LLC(c)                                5.15           4/30/2020        10,948
     5,000   Sirius XM Radio, Inc.(b)                                  5.38           7/15/2026         5,094
    10,000   Time Warner Cable, Inc.                                   6.75           7/01/2018        10,649
                                                                                                   ----------
                                                                                                       70,177
                                                                                                   ----------
             CASINOS & GAMING (0.1%)
     3,000   International Game Technology                             7.50           6/15/2019         3,332
                                                                                                   ----------
             DEPARTMENT STORES (0.0%)
     1,975   J.C. Penney Corp., Inc.(a)                                5.25           6/23/2023         1,976
                                                                                                   ----------
             HOME FURNISHINGS (0.0%)
     2,500   Serta Simmons Bedding, LLC(a)                             4.50          11/08/2023         2,501
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             HOMEBUILDING (0.2%)
$    5,000   Lennar Corp.                                              4.50%         11/15/2019    $    5,212
     5,000   Lennar Corp.                                              4.13           1/15/2022         5,061
     4,000   Lennar Corp.                                              4.88          12/15/2023         4,090
                                                                                                   ----------
                                                                                                       14,363
                                                                                                   ----------
             HOTELS, RESORTS & CRUISE LINES (0.1%)
     5,000   Hyatt Hotels Corp.                                        3.38           7/15/2023         4,999
                                                                                                   ----------
             HOUSEWARES & SPECIALTIES (0.1%)
     7,500   Newell Brands, Inc.                                       3.85           4/01/2023         7,742
                                                                                                   ----------
             INTERNET RETAIL (0.1%)
     4,000   QVC, Inc.                                                 3.13           4/01/2019         4,065
                                                                                                   ----------
             MOVIES & ENTERTAINMENT (0.1%)
     1,105   Metropolitan Opera Association, Inc.                      1.79          10/01/2017         1,108
     2,235   Metropolitan Opera Association, Inc.                      2.14          10/01/2018         2,244
     2,285   Metropolitan Opera Association, Inc.                      2.39          10/01/2019         2,299
                                                                                                   ----------
                                                                                                        5,651
                                                                                                   ----------
             PUBLISHING (0.1%)
     3,483   McGraw-Hill Global Education Intermediate
               Holdings, LLC(a)                                        5.00           5/04/2022         3,318
                                                                                                   ----------
             RESTAURANTS (0.1%)
     3,755   1011778 B.C. Unlimited Liability Co.(a)                   3.75          12/10/2021         3,795
                                                                                                   ----------
             SPECIALTY STORES (0.1%)
     7,688   Harbor Freight Tools USA, Inc.(a)                         3.78           8/19/2023         7,743
                                                                                                   ----------
             Total Consumer Discretionary                                                             177,645
                                                                                                   ----------
             CONSUMER STAPLES (2.4%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
     4,000   Bunge Ltd. Finance Corp                                   8.50           6/15/2019         4,574
     2,000   Bunge Ltd. Finance Corp.                                  3.25           8/15/2026         1,919
                                                                                                   ----------
                                                                                                        6,493
                                                                                                   ----------
             DRUG RETAIL (0.4%)
     6,948   CVS Pass-Through Trust                                    6.04          12/10/2028         7,846
     4,168   CVS Pass-Through Trust(b)                                 7.51           1/10/2032         5,089
     4,356   CVS Pass-Through Trust(b)                                 5.93           1/10/2034         4,962
    10,000   Walgreens Boots Alliance, Inc.                            3.80          11/18/2024        10,129
                                                                                                   ----------
                                                                                                       28,026
                                                                                                   ----------
             FOOD RETAIL (0.1%)
     1,990   Albertsons, LLC(a)                                        4.25          12/21/2022         2,008
     4,132   Albertsons, LLC(a)                                        4.75           6/22/2023         4,165
                                                                                                   ----------
                                                                                                        6,173
                                                                                                   ----------

================================================================================

22  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (0.2%)
$    4,925   Energizer Holdings, Inc.(a)                               3.31%          6/30/2022    $    4,959
    10,000   SC Johnson & Son, Inc.(b)                                 4.35           9/30/2044        10,084
                                                                                                   ----------
                                                                                                       15,043
                                                                                                   ----------
             HYPERMARKETS & SUPER CENTERS (0.3%)
    20,000   Costco Wholesale Corp.                                    1.70          12/15/2019        20,026
                                                                                                   ----------
             PACKAGED FOODS & MEAT (1.0%)
    10,000   Flowers Foods, Inc.                                       3.50          10/01/2026         9,576
    10,000   J.M. Smucker Co.                                          3.50          10/15/2021        10,385
     5,000   J.M. Smucker Co.                                          4.25           3/15/2035         5,070
     3,000   JBS USA, LLC(a),(d)                                       3.25          10/30/2022         3,012
    10,000   Kraft Heinz Foods Co.                                     3.50           6/06/2022        10,188
    13,899   Kraft Heinz Foods Co.(b)                                  4.88           2/15/2025        14,885
    10,000   Kraft Heinz Foods Co.                                     3.95           7/15/2025        10,122
     3,500   Mead Johnson Nutrition Co.                                4.13          11/15/2025         3,591
                                                                                                   ----------
                                                                                                       66,829
                                                                                                   ----------
             SOFT DRINKS (0.1%)
     5,000   PepsiCo, Inc.                                             4.25          10/22/2044         5,150
                                                                                                   ----------
             TOBACCO (0.2%)
     5,000   Reynolds American, Inc.                                   2.30           8/21/2017         5,023
    10,000   Reynolds American, Inc.                                   4.00           6/12/2022        10,460
                                                                                                   ----------
                                                                                                       15,483
                                                                                                   ----------
             Total Consumer Staples                                                                   163,223
                                                                                                   ----------
             ENERGY (7.8%)
             -------------
             INTEGRATED OIL & GAS (0.4%)
    15,000   Chevron Corp.                                             2.95           5/16/2026        14,712
    10,000   Occidental Petroleum Corp.                                3.40           4/15/2026        10,011
     5,000   Occidental Petroleum Corp.                                3.00           2/15/2027         4,828
                                                                                                   ----------
                                                                                                       29,551
                                                                                                   ----------
             OIL & GAS DRILLING (0.5%)
     3,000   Nabors Industries, Inc.                                   9.25           1/15/2019         3,407
     7,000   Nabors Industries, Inc.                                   4.63           9/15/2021         7,175
    10,000   Noble Holding International Ltd.                          4.90           8/01/2020        10,038
     5,000   Noble Holding International Ltd.                          7.20           4/01/2025         4,975
     5,000   Rowan Companies, Inc.                                     7.88           8/01/2019         5,475
     5,000   Rowan Companies, Inc.                                     4.88           6/01/2022         4,781
                                                                                                   ----------
                                                                                                       35,851
                                                                                                   ----------
             OIL & GAS EQUIPMENT & SERVICES (0.6%)
    20,000   Halliburton Co.                                           3.80          11/15/2025        20,379
    10,000   Schlumberger Holdings Corp.(b)                            4.00          12/21/2025        10,465

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    5,000   Weatherford Bermuda                                       9.63%          3/01/2019    $    5,400
     5,000   Weatherford Bermuda                                       4.50           4/15/2022         4,475
                                                                                                   ----------
                                                                                                       40,719
                                                                                                   ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.4%)
     1,232   California Resources Corp.(b)                             8.00          12/15/2022         1,100
     7,575   Chesapeake Energy Corp.(b)                                8.00          12/15/2022         8,115
    10,000   ConocoPhillips Co.                                        4.95           3/15/2026        11,005
    10,000   ConocoPhillips Co.                                        4.15          11/15/2034         9,903
    15,000   EOG Resources, Inc.                                       3.90           4/01/2035        14,529
     4,000   EQT Corp.                                                 8.13           6/01/2019         4,502
     7,500   Hess Corp.                                                4.30           4/01/2027         7,528
     6,730   Newfield Exploration Co.                                  5.63           7/01/2024         7,117
     5,000   Newfield Exploration Co.                                  5.38           1/01/2026         5,200
     5,000   Noble Energy, Inc.                                        8.25           3/01/2019         5,603
     5,000   QEP Resources, Inc.                                       6.88           3/01/2021         5,312
    10,000   Southwestern Energy Co.                                   5.80           1/23/2020        10,375
     2,000   Southwestern Energy Co.                                   6.70           1/23/2025         2,015
                                                                                                   ----------
                                                                                                       92,304
                                                                                                   ----------
             OIL & GAS REFINING & MARKETING (0.6%)
    14,000   EnLink Midstream Partners, LP                             4.15           6/01/2025        13,782
     5,000   EnLink Midstream Partners, LP                             4.85           7/15/2026         5,153
    10,000   Marathon Petroleum Corp.                                  4.75           9/15/2044         8,946
    10,000   Phillips 66                                               4.65          11/15/2034        10,501
     5,000   Valero Energy Corp.                                       9.38           3/15/2019         5,745
                                                                                                   ----------
                                                                                                       44,127
                                                                                                   ----------
             OIL & GAS STORAGE & TRANSPORTATION (4.3%)
    15,000   Boardwalk Pipelines, LP                                   4.95          12/15/2024        15,682
    10,000   Boardwalk Pipelines, LP                                   4.45           7/15/2027        10,016
    10,000   Buckeye Partners, LP                                      2.65          11/15/2018        10,075
    10,000   Buckeye Partners, LP                                      5.60          10/15/2044        10,245
    15,000   Columbia Pipeline Group Co.                               4.50           6/01/2025        15,860
    15,000   DCP Midstream, LLC(b)                                     5.85           5/21/2043        13,538
     9,307   Enable Oklahoma Intrastate Transmission, LLC(b)           6.25           3/15/2020         9,918
     4,000   Enbridge Energy Partners, LP                              8.05          10/01/2077         3,900
     3,000   Energy Transfer Partners, LP                              9.00           4/15/2019         3,418
     7,000   Energy Transfer Partners, LP                              5.20           2/01/2022         7,562
     5,000   Energy Transfer Partners, LP                              4.75           1/15/2026         5,208
    17,010   Energy Transfer Partners, LP                              3.90(e)       11/01/2066        14,565
     5,000   Enterprise Products Operating, LLC                        3.90           2/15/2024         5,161
     9,250   Enterprise Products Operating, LLC                        7.03           1/15/2068         9,665
     6,437   EQT Midstream Partners, LP                                4.00           8/01/2024         6,398
    11,000   EQT Midstream Partners, LP                                4.13          12/01/2026        10,841

================================================================================

24  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$   10,000   Florida Gas Transmission Co.(b)                           5.45%          7/15/2020    $   10,762
     7,500   MPLX, LP                                                  4.00           2/15/2025         7,446
     5,000   NGPL PipeCo, LLC(b)                                       7.12          12/15/2017         5,175
    10,000   NuStar Logistics, LP                                      8.15           4/15/2018        10,700
     5,000   ONEOK Partners, LP                                        8.63           3/01/2019         5,626
    10,000   ONEOK Partners, LP                                        4.90           3/15/2025        10,765
     5,000   ONEOK, Inc.                                               4.25           2/01/2022         5,125
     3,000   Plains All American Pipeline, LP                          8.75           5/01/2019         3,404
     3,000   Plains All American Pipeline, LP                          3.85          10/15/2023         3,027
     5,000   Questar Pipeline Co.                                      5.83           2/01/2018         5,188
     7,000   Regency Energy Partners                                   4.50          11/01/2023         7,267
     7,000   Sabine Pass Liquefaction, LLC                             5.63           2/01/2021         7,595
     5,000   Spectra Energy Partners, LP                               3.38          10/15/2026         4,811
     4,000   Targa Resources Partners, LP                              5.00           1/15/2018         4,080
     1,000   Targa Resources Partners, LP                              4.13          11/15/2019         1,020
    10,000   TC PipeLines, LP                                          4.65           6/15/2021        10,530
     3,000   Transcontinental Gas Pipe Line Company, LLC               7.85           2/01/2026         3,851
    10,000   Western Gas Partners, LP                                  5.38           6/01/2021        10,835
     6,250   Western Gas Partners, LP                                  4.65           7/01/2026         6,502
    15,000   Williams Companies, Inc.                                  4.55           6/24/2024        15,262
                                                                                                   ----------
                                                                                                      291,023
                                                                                                   ----------
             Total Energy                                                                             533,575
                                                                                                   ----------
             FINANCIALS (13.3%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
    10,000   Ares Capital Corp.                                        4.88          11/30/2018        10,452
    10,000   Bank of New York Mellon                                   1.30           1/25/2018        10,002
     5,000   Main Street Capital Corp.                                 4.50          12/01/2019         5,024
    10,000   Prospect Capital Corp.                                    5.00           7/15/2019        10,296
    15,000   State Street Corp.                                        1.96(e)        6/01/2077        13,252
                                                                                                   ----------
                                                                                                       49,026
                                                                                                   ----------
             CONSUMER FINANCE (0.4%)
     5,000   Capital One Bank USA, N.A.                                3.38           2/15/2023         5,008
     5,000   Capital One Financial Corp.(c)                            4.75           7/15/2021         5,418
    10,000   Capital One Financial Corp.                               3.75           4/24/2024        10,164
     5,000   Discover Bank                                             3.10           6/04/2020         5,072
                                                                                                   ----------
                                                                                                       25,662
                                                                                                   ----------
             DIVERSIFIED BANKS (1.2%)
     3,000   Bank of America Corp.                                     8.00                   -(f)      3,106
     9,000   Bank of America Corp.                                     4.00           4/01/2024         9,254
    10,000   Bank of America Corp.                                     4.20           8/26/2024        10,175
     5,000   Bank of America Corp.                                     3.95           4/21/2025         4,969

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    5,000   Bank of America, N.A.                                     6.10%          6/15/2017    $    5,084
    20,000   Citigroup, Inc.                                           4.40           6/10/2025        20,298
     5,000   Citigroup, Inc.                                           4.45           9/29/2027         5,081
     5,000   JPMorgan Chase & Co.                                      4.25          10/01/2027         5,097
     2,610   JPMorgan Chase Bank, N.A.                                 6.00          10/01/2017         2,687
    16,800   USB Realty Corp.(b)                                       2.17(e)                -(f)     14,196
                                                                                                   ----------
                                                                                                       79,947
                                                                                                   ----------
             FINANCIAL EXCHANGES & DATA (0.1%)
    10,000   S&P Global, Inc.                                          4.00           6/15/2025        10,312
                                                                                                   ----------
             INVESTMENT BANKING & BROKERAGE (0.2%)
    10,000   Morgan Stanley                                            4.88          11/01/2022        10,737
                                                                                                   ----------
             LIFE & HEALTH INSURANCE (1.8%)
    10,000   Forethought Financial Group(b)                            8.63           4/15/2021        11,131
    20,000   Jackson National Life Global(b)                           3.25           1/30/2024        20,136
    10,000   Lincoln National Corp.                                    4.20           3/15/2022        10,550
    15,000   Lincoln National Corp.                                    3.26(e)        5/17/2066        12,863
    10,000   MetLife, Inc.                                             4.13           8/13/2042         9,794
     4,000   Ohio National Financial Services, Inc.(b)                 6.38           4/30/2020         4,414
     5,000   Ohio National Financial Services, Inc.(b)                 6.63           5/01/2031         5,840
    10,000   Primerica, Inc.                                           4.75           7/15/2022        10,723
    10,000   Prudential Financial, Inc.                                5.63           6/15/2043        10,550
    17,050   StanCorp Financial Group, Inc.                            5.00           8/15/2022        17,787
     6,625   StanCorp Financial Group, Inc.                            6.90(e)        6/01/2067         5,515
     5,000   TIAA Asset Management Finance Co., LLC(b)                 4.13          11/01/2024         5,093
                                                                                                   ----------
                                                                                                      124,396
                                                                                                   ----------
             MULTI-LINE INSURANCE (1.5%)
    10,000   American International Group, Inc.                        3.88           1/15/2035         9,347
    11,500   Genworth Holdings, Inc.                                   2.91(e)       11/15/2066         4,399
    14,000   Glen Meadow Pass-Through Trust(b)                         6.51(e)        2/12/2067        11,970
    20,500   Kemper Corp.                                              4.35           2/15/2025        20,218
    10,000   Loews Corp.                                               2.63           5/15/2023         9,804
     5,000   Loews Corp.                                               3.75           4/01/2026         5,083
    10,000   MassMutual Global Funding II(b)                           3.60           4/09/2024        10,212
    29,505   Nationwide Mutual Insurance Co.(b)                        3.25(e)       12/15/2024        29,118
                                                                                                   ----------
                                                                                                      100,151
                                                                                                   ----------
             MULTI-SECTOR HOLDINGS (0.2%)
    10,000   Berkshire Hathaway Finance Corp.                          1.30           5/15/2018        10,000
     5,000   Lubrizol Corp.                                            8.88           2/01/2019         5,703
                                                                                                   ----------
                                                                                                       15,703
                                                                                                   ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
     5,000   Icahn Enterprises, LP                                     3.50           3/15/2017         5,001
                                                                                                   ----------

================================================================================

26  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             PROPERTY & CASUALTY INSURANCE (1.7%)
$    5,000   Allstate Corp.                                            5.75%          8/15/2053    $    5,278
    10,000   AmTrust Financial Services, Inc.                          6.13           8/15/2023        10,531
    18,050   Chubb Corp.                                               6.38(e)        3/29/2067        17,653
    15,000   Chubb INA Holdings, Inc.                                  3.35           5/15/2024        15,268
    10,000   Ironshore Holdings, Inc.(b)                               8.50           5/15/2020        11,593
    19,300   Oil Insurance Ltd.(b)                                     3.98(e)                -(f)     16,357
     6,000   Old Republic International Corp.                          3.88           8/26/2026         5,813
    10,000   ProAssurance Corp.                                        5.30          11/15/2023        10,940
    14,538   Progressive Corp.                                         6.70(e)        6/15/2067        14,429
     5,000   Travelers Companies, Inc.                                 6.25(e)        3/15/2067         5,000
                                                                                                   ----------
                                                                                                      112,862
                                                                                                   ----------
             REGIONAL BANKS (4.8%)
     5,000   AmSouth Bancorp.                                          6.75          11/01/2025         5,737
    15,000   Banc of California, Inc.                                  5.25           4/15/2025        14,725
     5,000   Bank of the Ozarks, Inc.                                  5.50           7/01/2026         5,231
     5,000   BankUnited, Inc.                                          4.88          11/17/2025         4,986
    10,000   Citizens Bank, N.A.                                       2.45          12/04/2019        10,058
    15,000   Citizens Financial Group, Inc.(b)                         4.15           9/28/2022        15,281
     5,500   Citizens Financial Group, Inc.                            3.75           7/01/2024         5,359
     8,000   CoBiz Financial, Inc.                                     5.63           6/25/2030         8,416
    20,000   Compass Bank                                              3.88           4/10/2025        19,183
    10,000   Cullen/Frost Capital Trust II                             2.48(e)        3/01/2034         8,694
    10,000   Eagle Bancorp, Inc.                                       5.00           8/01/2026        10,197
     5,000   Fifth Third Bancorp                                       2.30           3/01/2019         5,041
    10,000   Fifth Third Bank                                          3.85           3/15/2026        10,060
     3,500   First Maryland Capital Trust I                            2.02(e)        1/15/2027         3,163
    10,000   First Niagara Financial Group, Inc.                       7.25          12/15/2021        11,846
    10,000   First Republic Bank                                       2.38           6/17/2019         9,993
    10,000   FirstMerit Bank, N.A.                                     4.27          11/25/2026        10,155
    10,000   Fulton Financial Corp.                                    4.50          11/15/2024         9,944
     5,000   Hilltop Holdings, Inc.                                    5.00           4/15/2025         4,964
    10,000   Huntington Bancshares, Inc.                               4.35           2/04/2023        10,388
    20,000   Key Bank, N.A.                                            3.40           5/20/2026        19,418
     5,000   LegacyTexas Financial Group                               5.50          12/01/2025         4,976
    20,000   MUFG Americas Holdings Corp.                              3.00           2/10/2025        19,259
    10,000   MUFG Union Bank, N.A.                                     2.25           5/06/2019        10,018
    22,685   People's United Financial, Inc.                           3.65          12/06/2022        22,898
     7,000   PNC Bank, N.A.                                            4.20          11/01/2025         7,425
    10,000   PNC Financial Services                                    2.85          11/09/2022         9,991
    10,000   Santander Holdings USA, Inc.                              2.65           4/17/2020         9,929
     5,000   Sterling National Bank                                    5.25           4/01/2026         5,056
     6,021   Susquehanna Bancshares, Inc.                              5.38           8/15/2022         6,710

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$   10,000   TCF National Bank                                         6.25%          6/08/2022    $   10,958
    10,000   Union Bankshares Corp.                                    5.00          12/15/2026        10,294
     5,000   Webster Financial Corp.                                   4.38           2/15/2024         4,967
                                                                                                   ----------
                                                                                                      325,320
                                                                                                   ----------
             REINSURANCE (0.2%)
    10,000   Alterra Finance, LLC                                      6.25           9/30/2020        11,149
     2,000   Alterra USA Holdings Ltd.(b)                              7.20           4/14/2017         2,019
                                                                                                   ----------
                                                                                                       13,168
                                                                                                   ----------
             SPECIALIZED FINANCE (0.1%)
    10,000   National Rural Utilities Cooperative Finance Corp.        4.75           4/30/2043        10,107
                                                                                                   ----------
             THRIFTS & MORTGAGE FINANCE (0.3%)
     3,250   Chittenden Corp.                                          1.59(e)        2/14/2017         3,250
    10,000   EverBank Financial Corp.                                  5.75           7/02/2025        10,195
    10,000   Flagstar Bancorp, Inc.                                    6.13           7/15/2021        10,679
                                                                                                   ----------
                                                                                                       24,124
                                                                                                   ----------
             Total Financials                                                                         906,516
                                                                                                   ----------
             HEALTH CARE (2.3%)
             ------------------
             BIOTECHNOLOGY (0.4%)
     5,000   AbbVie, Inc.                                              3.20          11/06/2022         5,018
    10,000   AbbVie, Inc.                                              3.60           5/14/2025         9,859
    15,000   Baxalta, Inc.                                             4.00           6/23/2025        15,088
                                                                                                   ----------
                                                                                                       29,965
                                                                                                   ----------
             HEALTH CARE EQUIPMENT (0.4%)
    10,000   Covidien International Finance S.A.                       2.95           6/15/2023         9,891
    10,000   CR Bard, Inc.                                             3.00           5/15/2026         9,632
    10,000   Medtronic, Inc.                                           4.38           3/15/2035        10,480
                                                                                                   ----------
                                                                                                       30,003
                                                                                                   ----------
             HEALTH CARE FACILITIES (0.5%)
     5,000   HCA, Inc.                                                 5.00           3/15/2024         5,218
    15,000   HCA, Inc.                                                 5.25           4/15/2025        15,825
     2,500   HCA, Inc.                                                 4.50           2/15/2027         2,472
     7,000   Premier Health Partners                                   2.91          11/15/2026         6,444
     2,000   Tenet Healthcare Corp.                                    4.50           4/01/2021         2,020
                                                                                                   ----------
                                                                                                       31,979
                                                                                                   ----------
             HEALTH CARE SERVICES (0.2%)
    15,000   Express Scripts Holding Co.                               3.40           3/01/2027        14,010
                                                                                                   ----------
             MANAGED HEALTH CARE (0.1%)
     5,000   UnitedHealth Group, Inc.                                  3.10           3/15/2026         4,928
                                                                                                   ----------

================================================================================

28  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (0.7%)
$   15,000   Actavis Funding SCS                                       3.80%          3/15/2025    $   14,999
    20,000   Mallinckrodt International Finance S.A.                   4.75           4/15/2023        16,600
     5,000   Mylan N.V.(b)                                             3.75          12/15/2020         5,065
     5,000   Mylan N.V.(b)                                             3.95           6/15/2026         4,733
     5,000   Valeant Pharmaceuticals International, Inc.(b)            6.75           8/15/2021         4,250
                                                                                                   ----------
                                                                                                       45,647
                                                                                                   ----------
             Total Health Care                                                                        156,532
                                                                                                   ----------
             INDUSTRIALS (5.5%)
             ------------------
             AEROSPACE & DEFENSE (0.5%)
    15,000   Arconic, Inc.                                             5.13          10/01/2024        15,635
    10,000   Lockheed Martin Corp.                                     3.60           3/01/2035         9,558
    10,000   Raytheon Co.                                              4.20          12/15/2044        10,387
                                                                                                   ----------
                                                                                                       35,580
                                                                                                   ----------
             AIR FREIGHT & LOGISTICS (0.1%)
    10,000   FedEx Corp.                                               3.90           2/01/2035         9,599
                                                                                                   ----------
             AIRLINES (1.8%)
     4,497   American Airlines, Inc. Pass-Through Trust(b)             7.00           7/31/2019         4,709
     8,854   American Airlines, Inc. Pass-Through Trust                3.70           4/01/2028         8,887
     9,764   American Airlines, Inc. Pass-Through Trust                4.00           3/22/2029         9,995
     5,000   American Airlines, Inc. Pass-Through Trust                4.00           8/15/2030         5,044
       307   Continental Airlines, Inc. Pass-Through Trust             7.88           1/02/2020           319
     2,177   Continental Airlines, Inc. Pass-Through Trust             5.50           4/29/2022         2,264
     8,277   Continental Airlines, Inc. Pass-Through Trust             4.15          10/11/2025         8,569
     4,236   Continental Airlines, Inc. Pass-Through Trust             4.00           4/29/2026         4,326
     8,427   Delta Air Lines Pass-Through Trust                        3.88           1/30/2029         8,680
    14,611   Hawaiian Airlines, Inc. Pass-Through Trust                3.90           7/15/2027        14,776
    14,491   Spirit Airlines, Inc. Pass-Through Trust                  4.10          10/01/2029        14,726
     7,000   United Airlines, Inc. Pass-Through Trust                  3.70           6/01/2024         7,044
     4,511   United Airlines, Inc. Pass-Through Trust                  4.30           2/15/2027         4,663
    18,846   United Airlines, Inc. Pass-Through Trust                  3.75           3/03/2028        19,129
     3,225   US Airways Group, Inc. Pass-Through Trust                 6.25          10/22/2024         3,583
     8,391   US Airways Group, Inc. Pass-Through Trust                 3.95           5/15/2027         8,548
                                                                                                   ----------
                                                                                                      125,262
                                                                                                   ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
    10,000   Caterpillar Financial Services Corp.                      1.25          11/06/2017         9,997
     4,912   Terex Corp.(a)                                            3.75           8/13/2021         4,912
    10,000   Wabtec Corp.(b)                                           3.45          11/15/2026         9,673
                                                                                                   ----------
                                                                                                       24,582
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
$   15,000   Eaton Corp.                                               2.75%         11/02/2022    $   14,982
    10,000   Hubbell, Inc.                                             3.35           3/01/2026         9,918
                                                                                                   ----------
                                                                                                       24,900
                                                                                                   ----------
             INDUSTRIAL CONGLOMERATES (0.3%)
    15,000   General Electric Capital Corp./LJ VP Holdings, LLC(b)     3.80           6/18/2019        15,658
     5,921   General Electric Co.                                      5.00                   -(f)      6,165
                                                                                                   ----------
                                                                                                       21,823
                                                                                                   ----------
             INDUSTRIAL MACHINERY (0.4%)
    10,000   CNH Industrial Capital, LLC                               3.88           7/16/2018        10,200
     6,500   CNH Industrial Capital, LLC                               3.38           7/15/2019         6,597
     5,000   Hillenbrand, Inc.(g)                                      5.50           7/15/2020         5,374
     1,500   Ingersoll-Rand Co.                                        9.00           8/15/2021         1,838
     5,000   Stanley Black & Decker, Inc.                              5.75          12/15/2053         5,274
                                                                                                   ----------
                                                                                                       29,283
                                                                                                   ----------
             RAILROADS (1.1%)
     8,000   Burlington Northern Santa Fe, LLC                         3.75           4/01/2024         8,401
    10,000   Burlington Northern Santa Fe, LLC                         3.65           9/01/2025        10,419
     7,000   Burlington Northern Santa Fe, LLC                         3.90           8/01/2046         6,813
     7,000   Kansas City Southern Co.                                  3.13           6/01/2026         6,667
     5,000   TTX Co.(b)                                                4.15           1/15/2024         5,238
    10,000   TTX Co.(b)                                                3.60           1/15/2025        10,106
     5,000   Union Pacific Corp.                                       7.88           1/15/2019         5,557
    10,000   Union Pacific Corp.                                       3.38           2/01/2035         9,544
    10,000   Union Pacific Corp.                                       4.25           4/15/2043        10,313
                                                                                                   ----------
                                                                                                       73,058
                                                                                                   ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    10,000   ILFC E-Capital Trust I(b)                                 4.67(e)       12/21/2065         8,806
     5,000   International Lease Finance Corp.(b)                      7.13           9/01/2018         5,391
     4,000   United Rentals North America, Inc.                        6.13           6/15/2023         4,240
                                                                                                   ----------
                                                                                                       18,437
                                                                                                   ----------
             TRUCKING (0.2%)
     5,000   J.B. Hunt Transport Services, Inc.                        3.85           3/15/2024         5,098
     5,000   Ryder System, Inc.                                        3.45          11/15/2021         5,138
                                                                                                   ----------
                                                                                                       10,236
                                                                                                   ----------
             Total Industrials                                                                        372,760
                                                                                                   ----------
             INFORMATION TECHNOLOGY (2.1%)
             -----------------------------
             APPLICATION SOFTWARE (0.1%)
     5,963   Solera, LLC(a),(d)                                        5.75           3/03/2023         6,036
                                                                                                   ----------

================================================================================

30  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT (0.3%)
$    5,000   Cisco Systems, Inc.                                       2.90%          3/04/2021    $    5,132
    10,000   Cisco Systems, Inc.                                       2.60           2/28/2023         9,941
     3,000   CommScope, Inc.(b)                                        4.38           6/15/2020         3,090
                                                                                                   ----------
                                                                                                       18,163
                                                                                                   ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
     5,000   Total System Services, Inc.                               4.80           4/01/2026         5,368
                                                                                                   ----------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    10,000   Molex Electronic Technologies, LLC(b)                     3.90           4/15/2025         9,950
                                                                                                   ----------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
     7,500   Activision Blizzard, Inc.(b)                              3.40           9/15/2026         7,174
                                                                                                   ----------
             INTERNET SOFTWARE & SERVICES (0.1%)
     4,250   Verisign, Inc.                                            5.25           4/01/2025         4,412
                                                                                                   ----------
             IT CONSULTING & OTHER SERVICES (0.1%)
     5,000   IBM Corp.                                                 7.63          10/15/2018         5,504
                                                                                                   ----------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    10,000   Applied Materials, Inc.                                   5.10          10/01/2035        11,238
                                                                                                   ----------
             SEMICONDUCTORS (0.3%)
     5,000   Analog Devices, Inc.                                      4.50          12/05/2036         4,973
     5,000   Broadcom Ltd. / Broadcom Cayman, LP(b)                    3.63           1/15/2024         5,014
    10,000   QUALCOMM, Inc.                                            4.65           5/20/2035        10,306
                                                                                                   ----------
                                                                                                       20,293
                                                                                                   ----------
             SYSTEMS SOFTWARE (0.6%)
    10,000   Microsoft Corp.(d)                                        3.30           2/06/2027        10,015
    20,000   Microsoft Corp.                                           4.20          11/03/2035        20,687
    10,000   Microsoft Corp.                                           3.45           8/08/2036         9,314
                                                                                                   ----------
                                                                                                       40,016
                                                                                                   ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
     7,500   Diamond 1 Finance Corp. / Diamond 2
               Finance Corp.(b)                                        4.42           6/15/2021         7,813
     3,000   Western Digital Corp.                                     7.38           4/01/2023         3,308
                                                                                                   ----------
                                                                                                       11,121
                                                                                                   ----------
             Total Information Technology                                                             139,275
                                                                                                   ----------
             MATERIALS (2.4%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
    10,000   Chevron Phillips Chemical Co.(b)                          3.40          12/01/2026         9,990
    10,000   Westlake Chemical Corp.(b)                                3.60           8/15/2026         9,728
                                                                                                   ----------
                                                                                                       19,718
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS (0.0%)
$    3,000   Eagle Materials, Inc.                                     4.50%          8/01/2026    $    3,001
                                                                                                   ----------
             DIVERSIFIED CHEMICALS (0.6%)
     7,500   CF Industries, Inc.(b)                                    4.50          12/01/2026         7,510
    20,000   Dow Chemical Co.                                          4.25          10/01/2034        20,028
    10,000   E.I. du Pont de Nemours & Co.                             2.80           2/15/2023         9,905
                                                                                                   ----------
                                                                                                       37,443
                                                                                                   ----------
             DIVERSIFIED METALS & MINING (0.2%)
     5,000   Freeport-McMoRan, Inc.                                    3.10           3/15/2020         4,988
     5,000   Freeport-McMoRan, Inc.                                    4.00          11/14/2021         4,900
                                                                                                   ----------
                                                                                                        9,888
                                                                                                   ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
     5,000   Monsanto Co.                                              3.38           7/15/2024         5,027
     5,000   Monsanto Co.                                              3.95           4/15/2045         4,571
                                                                                                   ----------
                                                                                                        9,598
                                                                                                   ----------
             METAL & GLASS CONTAINERS (0.4%)
     4,000   Ball Corp.                                                4.38          12/15/2020         4,218
     3,000   Ball Corp.                                                5.00           3/15/2022         3,161
     5,000   Ball Corp.                                                5.25           7/01/2025         5,275
     5,000   Crown Americas, LLC/Crown Americas
               Capital Corp.(b)                                        4.25           9/30/2026         4,787
     3,883   Greif, Inc.                                               6.75           2/01/2017         3,883
     8,806   Reynolds Group Holdings, Inc.(a)                          4.25           2/05/2023         8,845
                                                                                                   ----------
                                                                                                       30,169
                                                                                                   ----------
             PAPER PACKAGING (0.3%)
     2,000   Graphic Packaging International, Inc.                     4.13           8/15/2024         1,950
     5,000   International Paper Co.                                   3.80           1/15/2026         5,076
     7,500   International Paper Co.                                   3.00           2/15/2027         7,055
     5,000   Sealed Air Corp.(b)                                       6.88           7/15/2033         5,275
                                                                                                   ----------
                                                                                                       19,356
                                                                                                   ----------
             SPECIALTY CHEMICALS (0.2%)
    15,000   RPM International, Inc.                                   6.13          10/15/2019        16,387
                                                                                                   ----------
             STEEL (0.3%)
     5,000   Allegheny Ludlum Corp.                                    6.95          12/15/2025         4,675
     5,000   Allegheny Technologies, Inc.                              9.38           6/01/2019         5,538
    10,000   Allegheny Technologies, Inc.                              5.95           1/15/2021         9,900
                                                                                                   ----------
                                                                                                       20,113
                                                                                                   ----------
             Total Materials                                                                          165,673
                                                                                                   ----------

================================================================================

32  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             REAL ESTATE (3.2%)
             ------------------
             REITs - DIVERSIFIED (0.4%)
$    6,000   Spirit Realty Capital, Inc.(b)                            4.45%          9/15/2026    $    5,762
    10,000   VEREIT Operating Partnership, LP                          3.00           2/06/2019        10,032
    15,000   Washington REIT                                           3.95          10/15/2022        15,120
                                                                                                   ----------
                                                                                                       30,914
                                                                                                   ----------
             REITs - HEALTH CARE (0.4%)
     4,000   Care Capital Properties, LP(b)                            5.13           8/15/2026         3,874
     4,901   MPT Operating Partnership, LP / MPT
               Finance Corp.                                           5.25           8/01/2026         4,828
    10,000   Ventas Realty, LP                                         4.00           4/30/2019        10,379
    10,000   Welltower, Inc.                                           6.13           4/15/2020        11,115
                                                                                                   ----------
                                                                                                       30,196
                                                                                                   ----------
             REITs - HOTEL & RESORT (0.1%)
     5,000   Hospitality Property Trust                                4.95           2/15/2027         4,994
                                                                                                   ----------
             REITs - INDUSTRIAL (0.1%)
     5,000   ProLogis, LP                                              7.38          10/30/2019         5,676
                                                                                                   ----------
             REITs - OFFICE (0.7%)
     5,000   Alexandria Real Estate Equities, Inc.                     4.60           4/01/2022         5,298
     5,000   Alexandria Real Estate Equities, Inc.                     4.50           7/30/2029         5,058
     8,034   Boston Properties, LP(g)                                  3.70          11/15/2018         8,262
    10,000   Boston Properties, LP                                     5.88          10/15/2019        10,894
    10,000   Boston Properties, LP                                     3.85           2/01/2023        10,336
     7,500   Columbia Property Trust Operating Partnership, LP         3.65           8/15/2026         7,169
                                                                                                   ----------
                                                                                                       47,017
                                                                                                   ----------
             REITs - RESIDENTIAL (0.4%)
     5,000   AvalonBay Communities, Inc.                               3.63          10/01/2020         5,202
     5,000   AvalonBay Communities, Inc.                               3.45           6/01/2025         5,036
     9,000   ERP Operating, LP                                         2.85          11/01/2026         8,472
     7,000   UDR, Inc.                                                 4.63           1/10/2022         7,483
                                                                                                   ----------
                                                                                                       26,193
                                                                                                   ----------
             REITs - RETAIL (0.7%)
     3,000   Federal Realty Investment Trust                           5.90           4/01/2020         3,319
     7,000   Federal Realty Investment Trust                           3.00           8/01/2022         7,043
    10,000   Federal Realty Investment Trust                           2.75           6/01/2023         9,779
     5,000   National Retail Properties, Inc.                          4.00          11/15/2025         5,099
     5,000   Realty Income Corp.                                       4.13          10/15/2026         5,146
     6,000   Realty Income Corp.                                       3.00           1/15/2027         5,682
     2,000   Regency Centers, LP                                       6.00           6/15/2020         2,206
    10,000   Simon Property Group, LP                                  4.13          12/01/2021        10,664
                                                                                                   ----------
                                                                                                       48,938
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             REITs - SPECIALIZED (0.4%)
$    4,433   Communications Sales & Leasing, Inc.(a)                   4.50%         10/24/2022    $    4,495
    10,000   Crown Castle International Corp.                          5.25           1/15/2023        10,900
     4,000   EPR Properties                                            7.75           7/15/2020         4,553
     5,000   EPR Properties                                            4.75          12/15/2026         4,971
                                                                                                   ----------
                                                                                                       24,919
                                                                                                   ----------
             Total Real Estate                                                                        218,847
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (1.9%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
    25,000   AT&T, Inc.                                                4.50           5/15/2035        23,575
    10,000   AT&T, Inc.(d)                                             5.25           3/01/2037         9,953
    10,000   Centel Capital Corp.                                      9.00          10/15/2019        11,400
    10,000   CenturyLink, Inc.                                         5.80           3/15/2022        10,322
     2,000   CenturyLink, Inc.                                         6.75          12/01/2023         2,065
    10,000   Frontier Communications Corp.                            11.00           9/15/2025        10,150
     8,909   Frontier Communications Corp.                             7.88           1/15/2027         7,550
     5,000   Qwest Corp.(c)                                            6.75          12/01/2021         5,509
    15,000   Verizon Communications, Inc.                              4.50           9/15/2020        16,024
    10,000   Verizon Communications, Inc.                              4.40          11/01/2034         9,562
     5,000   Verizon Communications, Inc.                              4.13           8/15/2046         4,323
                                                                                                   ----------
                                                                                                      110,433
                                                                                                   ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     4,774   Grain Spectrum Funding II(b)                              3.29          10/10/2034         4,872
    11,000   Sprint Spectrum Co., LLC/Sprint Spectrum Co. II,
               LLC/Sprint Spectrum Co.(b)                              3.36           3/20/2023        11,041
     4,000   T-Mobile USA, Inc.                                        6.63          11/15/2020         4,105
                                                                                                   ----------
                                                                                                       20,018
                                                                                                   ----------
             Total Telecommunication Services                                                         130,451
                                                                                                   ----------
             UTILITIES (5.9%)
             ----------------
             ELECTRIC UTILITIES (3.4%)
     5,000   Atlantic City Electric Co.                                3.38           9/01/2024         4,945
    10,000   Cleco Corporate Holdings, LLC(b)                          3.74           5/01/2026         9,891
     5,000   Cleveland Electric Illuminating Co.                       8.88          11/15/2018         5,590
     5,000   Delmarva Power & Light Co.                                4.15           5/15/2045         5,084
     7,000   Duke Energy Carolinas                                     3.88           3/15/2046         6,851
    10,000   Duke Energy Indiana, LLC                                  3.75           5/15/2046         9,478
    10,000   Duke Energy Progress, Inc.                                4.15          12/01/2044        10,120
     3,500   Duquesne Light Holdings, Inc.(b)                          5.90          12/01/2021         3,915
     4,000   Entergy Arkansas, Inc.                                    3.05           6/01/2023         4,012
     7,000   Entergy Louisiana, LLC                                    4.95           1/15/2045         7,198

================================================================================

34  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$   10,000   Entergy Texas, Inc.                                       2.55%          6/01/2021    $    9,994
       508   FPL Energy American Wind, LLC(b)                          6.64           6/20/2023           523
     5,000   Georgia Power Co.                                         3.25           4/01/2026         5,025
     3,168   Mississippi Power Co.                                     4.25           3/15/2042         2,789
    10,000   Monongahela Power Co.(b)                                  4.10           4/15/2024        10,494
     5,000   Nevada Power Co.                                          7.13           3/15/2019         5,543
     4,000   NextEra Energy Capital Holdings, Inc.                     6.65(e)        6/15/2067         3,526
     5,000   NextEra Energy Capital Holdings, Inc.                     7.30           9/01/2067         5,043
     5,000   Oglethorpe Power Corp.                                    6.10           3/15/2019         5,419
     5,000   Oncor Electric Delivery Co., LLC                          3.75           4/01/2045         4,771
    15,000   Pacific Gas & Electric Co.                                2.95           3/01/2026        14,700
    26,130   PPL Capital Funding, Inc.                                 6.70(e)        3/30/2067        24,170
    10,000   Public Service Electric                                   3.80           3/01/2046         9,854
     5,000   South Carolina Electric & Gas Co.                         5.30           5/15/2033         5,728
     5,000   South Carolina Electric & Gas Co.                         4.10           6/15/2046         4,947
    10,000   Southern California Edison Co.                            6.25                   -(f)     11,040
    10,000   Southern Co.                                              3.25           7/01/2026         9,692
       390   Tri-State Generation & Transmission Association
               Pass-Through Trust(b)                                   6.04           1/31/2018           403
    10,000   Tri-State Generation & Transmission Association, Inc.     4.70          11/01/2044        10,367
    10,000   Tri-State Generation & Transmission Association, Inc.     4.25           6/01/2046         9,663
    10,000   Xcel Energy, Inc.                                         3.30           6/01/2025        10,012
                                                                                                   ----------
                                                                                                      230,787
                                                                                                   ----------
             GAS UTILITIES (0.6%)
     4,000   Atmos Energy Corp.                                        8.50           3/15/2019         4,532
    10,000   Atmos Energy Corp.                                        4.13          10/15/2044        10,062
    10,000   National Fuel Gas Co.                                     4.90          12/01/2021        10,625
    10,000   National Fuel Gas Co.                                     5.20           7/15/2025        10,389
     7,000   Southern Co. Gas Capital                                  3.25           6/15/2026         6,863
                                                                                                   ----------
                                                                                                       42,471
                                                                                                   ----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
       816   AES Corp.                                                 3.93(e)        6/01/2019           819
     5,000   AES Corp.                                                 4.88           5/15/2023         5,000
    10,000   AES Corp.                                                 5.50           4/15/2025        10,175
     4,925   Calpine Corp.(a)                                          3.75           1/15/2024         4,957
                                                                                                   ----------
                                                                                                       20,951
                                                                                                   ----------
             MULTI-UTILITIES (1.4%)
     5,000   Ameren Illinois Co.                                       9.75          11/15/2018         5,690
    15,000   Berkshire Hathaway Energy Co.                             4.50           2/01/2045        15,652
     5,000   Black Hills Corp.                                         5.88           7/15/2020         5,475
    10,000   Black Hills Corp.                                         4.25          11/30/2023        10,529
    15,000   Northern States Power Co.                                 4.00           8/15/2045        15,032

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$   20,000   Northern States Power Co.                                 3.60%          5/15/2046    $   18,849
     5,000   Northwestern Corp.                                        6.34           4/01/2019         5,438
     5,000   Puget Sound Energy, Inc.                                  6.97           6/01/2067         4,413
    15,000   WEC Energy Group, Inc.                                    6.25(e)        5/15/2067        13,538
                                                                                                   ----------
                                                                                                       94,616
                                                                                                   ----------
             WATER UTILITIES (0.2%)
    10,000   Aquarion Co., Inc.(b)                                     4.00           8/15/2024        10,047
                                                                                                   ----------
             Total Utilities                                                                          398,872
                                                                                                   ----------
             Total Corporate Obligations (cost: $3,313,612)                                         3,363,369
                                                                                                   ----------
             EURODOLLAR AND YANKEE OBLIGATIONS (16.3%)

             CONSUMER DISCRETIONARY (0.4%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.3%)
    10,000   American Honda Finance Corp.(b)                           7.63          10/01/2018        10,978
     5,000   Daimler Finance, N.A., LLC(b)                             1.88           1/11/2018         5,013
     5,000   Daimler Finance, N.A., LLC(b)                             2.25           7/31/2019         5,007
                                                                                                   ----------
                                                                                                       20,998
                                                                                                   ----------
             PUBLISHING (0.1%)
    10,000   Pearson Funding Four plc(b)                               3.75           5/08/2022         9,778
                                                                                                   ----------
             Total Consumer Discretionary                                                              30,776
                                                                                                   ----------
             CONSUMER STAPLES (1.2%)
             -----------------------
             BREWERS (0.3%)
    20,000   Anheuser-Busch InBev S.A./N.V.                            4.70           2/01/2036        21,002
                                                                                                   ----------
             DISTILLERS & VINTNERS (0.2%)
    10,000   Pernod Ricard S.A.(b)                                     4.25           7/15/2022        10,507
                                                                                                   ----------
             PACKAGED FOODS & MEAT (0.1%)
     4,000   Kerry Group Financial Services(b)                         3.20           4/09/2023         3,921
     2,500   Smithfield Foods, Inc.(b),(d)                             4.25           2/01/2027         2,531
                                                                                                   ----------
                                                                                                        6,452
                                                                                                   ----------
             TOBACCO (0.6%)
    20,000   BAT International Finance plc(b)                          3.95           6/15/2025        20,447
    20,000   Imperial Brands Finance plc(b)                            4.25           7/21/2025        20,622
                                                                                                   ----------
                                                                                                       41,069
                                                                                                   ----------
             Total Consumer Staples                                                                    79,030
                                                                                                   ----------
             ENERGY (1.1%)
             -------------
             INTEGRATED OIL & GAS (0.7%)
    10,000   BP Capital Markets plc                                    1.63           8/17/2017        10,009
    10,000   BP Capital Markets plc                                    3.72          11/28/2028        10,088

================================================================================

36  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    4,000   Husky Energy, Inc.                                        7.25%         12/15/2019    $    4,548
     6,000   Petrobras Global Finance Co.                              6.13           1/17/2022         6,204
     6,000   Petroleos Mexicanos Co.(b)                                5.38           3/13/2022         6,124
    10,000   Shell International Finance B.V.                          3.63           8/21/2042         9,108
                                                                                                   ----------
                                                                                                       46,081
                                                                                                   ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     3,500   Repsol Oil & Gas Canada, Inc.                             7.75           6/01/2019         3,825
    10,000   Woodside Finance Ltd.(b)                                  8.75           3/01/2019        11,270
                                                                                                   ----------
                                                                                                       15,095
                                                                                                   ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
     6,000   TransCanada PipeLines Ltd.                                1.88           1/12/2018         6,016
    12,124   TransCanada PipeLines Ltd.                                6.35(e)        5/15/2067        11,184
                                                                                                   ----------
                                                                                                       17,200
                                                                                                   ----------
             Total Energy                                                                              78,376
                                                                                                   ----------
             FINANCIALS (5.8%)
             -----------------
             DIVERSIFIED BANKS (4.7%)
    15,000   ABN AMRO Bank N.V.(b)                                     4.75           7/28/2025        15,331
    10,000   ABN AMRO Bank N.V.(b)                                     4.80           4/18/2026        10,273
    10,000   Australia & New Zealand Banking Group Ltd.(b)             4.40           5/19/2026        10,133
     4,000   Banco Santander Chile(b)                                  1.91(e)        4/11/2017         3,996
    10,000   Bank of Nova Scotia                                       4.50          12/16/2025        10,357
     5,000   Barclays Bank plc(b)                                      6.05          12/04/2017         5,158
    10,000   BBVA Bancomer S.A. Texas Agency(b)                        4.38           4/10/2024        10,047
     5,000   BNP Paribas S.A.(b)                                       7.20                   -(f)      5,431
     5,000   BNP Paribas S.A.(b)                                       4.38           9/28/2025         5,010
    10,000   BNP Paribas S.A.(b)                                       4.38           5/12/2026        10,000
     3,828   Canadian Imperial Bank of Commerce(b)                     7.26           4/10/2032         4,497
     5,000   Caribbean Development Bank(b)                             4.38          11/09/2027         5,155
    10,000   Cooperatieve Rabobank U.A.                                3.88           2/08/2022        10,501
    16,903   Cooperatieve Rabobank U.A.                                3.95          11/09/2022        17,318
    10,000   Credit Suisse Group Funding Ltd.                          4.55           4/17/2026        10,294
    15,000   DNB Bank ASA(b)                                           3.20           4/03/2017        15,050
     5,000   HBOS plc(b)                                               6.75           5/21/2018         5,280
    15,000   HSBC Bank plc                                             1.63(e)                -(f)     11,536
    10,000   HSBC Holdings plc                                         3.90           5/25/2026        10,013
     5,000   HSBC Holdings plc                                         4.38          11/23/2026         5,037
    25,000   Lloyds Banking Group plc                                  3.75           1/11/2027        24,626
     5,000   National Australia Bank Ltd.                              3.00           1/20/2023         5,014
    11,000   Nordea Bank AB(b)                                         4.88           5/13/2021        11,790
    20,000   Royal Bank of Canada                                      4.65           1/27/2026        21,088
     5,000   Royal Bank of Scotland Group plc                          6.13          12/15/2022         5,281

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    7,000   Royal Bank of Scotland Group plc                          3.88%          9/12/2023    $    6,813
     5,000   Royal Bank of Scotland Group plc                          4.80           4/05/2026         5,015
     5,000   Santander UK Group Holdings plc                           3.57           1/10/2023         5,025
    10,000   Santander UK plc(b)                                       5.00          11/07/2023        10,373
     5,000   Santander UK plc                                          4.00           3/13/2024         5,190
     4,355   Standard Chartered Bank(b)                                6.40           9/26/2017         4,474
    10,000   Swedbank AB(b)                                            1.75           3/12/2018        10,009
     7,500   Swedbank AB(b)                                            2.65           3/10/2021         7,521
    10,000   Toronto-Dominion Bank                                     3.63           9/15/2031         9,740
    10,000   Westpac Banking Corp.                                     4.32          11/23/2031        10,003
                                                                                                   ----------
                                                                                                      322,379
                                                                                                   ----------
             LIFE & HEALTH INSURANCE (0.1%)
     6,000   Great-West Life & Annuity Insurance Capital, LP(b)        3.45(e)        5/16/2046         5,310
                                                                                                   ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
    15,000   ING Bank N.V.(b)                                          3.75           3/07/2017        15,036
     5,500   ING Bank N.V.                                             4.13          11/21/2023         5,595
     5,000   ING Capital Funding Trust III                             4.60(e)                -(f)      4,969
                                                                                                   ----------
                                                                                                       25,600
                                                                                                   ----------
             PROPERTY & CASUALTY INSURANCE (0.5%)
    20,000   QBE Capital Funding III Ltd.(b)                           7.25           5/24/2041        22,075
     5,000   XLIT Ltd.                                                 6.50(e)                -(f)      4,225
     5,000   XLIT Ltd.                                                 4.45           3/31/2025         5,005
                                                                                                   ----------
                                                                                                       31,305
                                                                                                   ----------
             THRIFTS & MORTGAGE FINANCE (0.1%)
    10,000   Nationwide Building Society(b)                            4.00           9/14/2026         9,538
                                                                                                   ----------
             Total Financials                                                                         394,132
                                                                                                   ----------
             GOVERNMENT (0.2%)
             -----------------
             FOREIGN GOVERNMENT (0.2%)
    10,000   Italy Government International Bond                       5.38           6/15/2033        10,899
                                                                                                   ----------
             HEALTH CARE (0.3%)
             ------------------
             PHARMACEUTICALS (0.3%)
    10,000   GlaxoSmithKline Capital, Inc.                             4.20           3/18/2043        10,229
    15,000   Teva Pharmaceuticals Finance                              3.15          10/01/2026        13,626
                                                                                                   ----------
                                                                                                       23,855
                                                                                                   ----------
             Total Health Care                                                                         23,855
                                                                                                   ----------
             INDUSTRIALS (3.4%)
             ------------------
             AGRICULTURAL & FARM MACHINERY (0.2%)
    15,000   CNH Industrial N.V.                                       4.50           8/15/2023        15,047
                                                                                                   ----------

================================================================================

38  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             AIRLINES (1.3%)
$    4,561   Air Canada Pass-Through Trust(b)                          5.38%         11/15/2022    $    4,658
    21,864   Air Canada Pass-Through Trust(b)                          4.13          11/15/2026        22,383
     9,602   Air Canada Pass-Through Trust(b)                          3.60           9/15/2028         9,518
     5,855   Air Canada Pass-Through Trust(b)                          3.75           6/15/2029         5,921
    17,784   British Airways Pass-Through Trust(b)                     4.63          12/20/2025        18,896
     9,054   Turkish Airlines Pass-Through Trust(b)                    4.20           9/15/2028         8,902
     2,349   Virgin Australia Trust(b)                                 6.00           4/23/2022         2,384
     5,705   Virgin Australia Trust(b)                                 5.00           4/23/2025         5,969
    10,000   WestJet Airlines Ltd.(b)                                  3.50           6/16/2021        10,018
                                                                                                   ----------
                                                                                                       88,649
                                                                                                   ----------
             AIRPORT SERVICES (0.5%)
    10,000   Heathrow Funding Ltd.(b)                                  4.88           7/15/2023        10,740
    15,000   Sydney Airport Finance Co. Proprietary Ltd.(b)            3.90           3/22/2023        15,431
    10,000   Sydney Airport Finance Co. Proprietary Ltd.               3.63           4/28/2026         9,873
                                                                                                   ----------
                                                                                                       36,044
                                                                                                   ----------
             DIVERSIFIED SUPPORT SERVICES (0.1%)
     5,500   Brambles USA, Inc.(b)                                     4.13          10/23/2025         5,612
                                                                                                   ----------
             INDUSTRIAL CONGLOMERATES (1.0%)
     7,500   CK Hutchison International 16 Ltd.(b)                     2.75          10/03/2026         6,980
    10,000   Hutchison Whampoa International Ltd.(b)                   2.00          11/08/2017        10,025
     5,000   Hutchison Whampoa International Ltd.(b)                   4.63           1/13/2022         5,385
    10,000   Hutchison Whampoa International Ltd.(b)                   3.63          10/31/2024        10,061
    20,000   Siemens Financieringsmaatschappij N.V.(b)                 3.25           5/27/2025        20,020
    12,250   Smiths Group plc(b)                                       3.63          10/12/2022        12,228
                                                                                                   ----------
                                                                                                       64,699
                                                                                                   ----------
             RAILROADS (0.2%)
    12,000   Canadian National Railway Co.                             2.75           3/01/2026        11,762
                                                                                                   ----------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
     7,000   Aercap Ireland Cap Ltd.                                   4.63           7/01/2022         7,360
                                                                                                   ----------
             Total Industrials                                                                        229,173
                                                                                                   ----------
             INFORMATION TECHNOLOGY (0.0%)
             -----------------------------
             SEMICONDUCTORS (0.0%)
     1,064   NXP B.V.(a)                                               3.24          12/07/2020         1,070
                                                                                                   ----------
             MATERIALS (2.2%)
             ----------------
             COMMODITY CHEMICALS (0.2%)
    10,000   Braskem Finance Ltd.                                      6.45           2/03/2024        10,753
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS (0.2%)
$    3,000   CEMEX, S.A.B. de C.V.(b)                                  6.50%         12/10/2019    $    3,180
    10,000   Holcim US Finance Sarl & Cie SCS(b)                       6.00          12/30/2019        10,992
                                                                                                   ----------
                                                                                                       14,172
                                                                                                   ----------
             DIVERSIFIED CHEMICALS (0.0%)
     2,505   Cytec Industries, Inc.                                    8.95           7/01/2017         2,565
                                                                                                   ----------
             DIVERSIFIED METALS & MINING (0.5%)
     5,000   Anglo American Capital plc(b)                             2.63           9/27/2017         5,009
     5,000   Anglo American Capital plc(b)                             4.88           5/14/2025         5,087
    10,000   Glencore Funding, LLC(b)                                  2.50           1/15/2019        10,084
     5,000   Glencore Funding, LLC(b)                                  4.13           5/30/2023         5,133
     5,000   Rio Tinto Finance (USA) Ltd.                              9.00           5/01/2019         5,757
                                                                                                   ----------
                                                                                                       31,070
                                                                                                   ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    10,000   Potash Corp. of Saskatchewan, Inc.                        3.00           4/01/2025         9,477
     2,000   Yara International ASA(b)                                 7.88           6/11/2019         2,232
                                                                                                   ----------
                                                                                                       11,709
                                                                                                   ----------
             GOLD (0.4%)
    15,000   Goldcorp, Inc.                                            3.70           3/15/2023        15,197
    10,000   Kinross Gold Corp.                                        5.95           3/15/2024        10,543
                                                                                                   ----------
                                                                                                       25,740
                                                                                                   ----------
             METAL & GLASS CONTAINERS (0.1%)
     7,500   CCL Industries, Inc.(b)                                   3.25          10/01/2026         7,137
     2,500   Reynolds Group Holdings Ltd.(b)                           5.13           7/15/2023         2,560
                                                                                                   ----------
                                                                                                        9,697
                                                                                                   ----------
             PAPER PRODUCTS (0.1%)
     5,000   Amcor Finance USA, Inc.(b)                                3.63           4/28/2026         4,922
                                                                                                   ----------
             PRECIOUS METALS & MINERALS (0.2%)
    10,000   Fresnillo plc(b)                                          5.50          11/13/2023        10,638
                                                                                                   ----------
             SPECIALTY CHEMICALS (0.1%)
    10,000   Air Liquide Finance S.A.(b)                               3.50           9/27/2046         9,276
                                                                                                   ----------
             STEEL (0.2%)
    10,000   ArcelorMittal                                             7.25           2/25/2022        11,325
     5,000   Vale Overseas Ltd.                                        4.38           1/11/2022         5,056
                                                                                                   ----------
                                                                                                       16,381
                                                                                                   ----------
             Total Materials                                                                          146,923
                                                                                                   ----------
             REAL ESTATE (0.6%)
             ------------------
             REITs - RESIDENTIAL (0.1%)
     5,000   Vonovia Finance B.V.(b)                                   3.20          10/02/2017         5,037
                                                                                                   ----------

================================================================================

40  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)(h)     SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             REITs - RETAIL (0.5%)
$    5,000   Scentre Group Trust(b)                                    2.38%          4/28/2021    $    4,930
    10,000   Scentre Group Trust(b)                                    3.25          10/28/2025         9,720
    20,000   WEA Finance, LLC / Westfield UK & Europe
               Finance plc(b)                                          3.75           9/17/2024        20,285
                                                                                                   ----------
                                                                                                       34,935
                                                                                                   ----------
             Total Real Estate                                                                         39,972
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    15,000   Deutsche Telekom International Finance B.V.(b)            3.60           1/19/2027        14,851
                                                                                                   ----------
             UTILITIES (0.9%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
     5,000   Comision Federal de Electricidad(b)                       4.75           2/23/2027         4,832
     5,000   EDP Finance B.V.(b)                                       5.25           1/14/2021         5,331
    25,000   Electricite De France S.A.(b)                             5.25                   -(f)     23,891
     6,000   Emera US Finance, LP                                      3.55           6/15/2026         5,893
    10,000   Fortis, Inc.(b)                                           3.06          10/04/2026         9,366
     3,500   Transelec S.A.(b)                                         3.88           1/12/2029         3,344
                                                                                                   ----------
                                                                                                       52,657
                                                                                                   ----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    10,200   Transalta Corp.                                           6.90           5/15/2018        10,621
                                                                                                   ----------
             Total Utilities                                                                           63,278
                                                                                                   ----------
             Total Eurodollar and Yankee Obligations (cost: $1,091,590)                             1,112,335
                                                                                                   ----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
 CAD15,000   Province of Alberta                                       2.55          12/15/2022        11,890
 CAD20,000   Province of Ontario                                       2.85           6/02/2023        16,074
                                                                                                   ----------
             Total Foreign Government Obligations (cost: $34,600)                                      27,964
                                                                                                   ----------
             ASSET-BACKED SECURITIES (2.0%)

             FINANCIALS (1.6%)
             -----------------
             ASSET-BACKED FINANCING (1.6%)
       514   Access Group, Inc.                                        1.30(e)        4/25/2029           511
     2,252   ARL First, LLC(b)                                         2.52(e)       12/15/2042         2,190
     2,000   Avis Budget Rental Car Funding AESOP, LLC(b)              4.42           9/20/2019         2,021
     3,000   Avis Budget Rental Car Funding AESOP, LLC(b)              3.52           2/20/2020         2,979
     6,713   CIT Education Loan Trust(b)                               1.30(e)        6/25/2042         5,927
     8,500   CIT Equipment Collateral(b)                               2.15           2/20/2020         8,505
     2,000   Citibank Credit Card Issuance Trust                       5.35           2/07/2020         2,080
     5,000   Credit Acceptance Auto Loan Trust(b)                      2.29           4/15/2022         5,012

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    3,000   Credit Acceptance Auto Loan Trust(b)                      3.30%          7/17/2023    $    2,998
     1,218   Drive Auto Receivables Trust(b)                           2.28           6/17/2019         1,219
     7,000   Element Rail Leasing I, LLC(b)                            3.67           4/19/2044         6,838
     1,838   Exeter Automobile Receivables Trust(b)                    2.42           1/15/2019         1,840
     2,773   Exeter Automobile Receivables Trust(b)                    2.17           5/15/2019         2,777
     1,378   First Investors Auto Owner Trust(b)                       2.26           3/15/2019         1,378
    20,000   Louisiana Environmental Facilities and
               Community Dev.                                          3.24           8/01/2028        20,427
    10,000   MMAF Equipment Finance, LLC(b)                            2.49           2/19/2036        10,000
     3,000   Navient Student Loan Trust                                2.27(e)        8/25/2050         2,781
     1,088   Nelnet Student Loan Trust                                 1.28(e)        9/22/2035           939
     5,000   SBA Tower Trust(b)                                        2.90          10/15/2044         5,038
     6,453   SLM Student Loan Trust                                    1.27(e)        1/25/2041         5,741
     2,437   SLM Student Loan Trust                                    1.59(e)       10/25/2065         2,217
     3,750   TCF Auto Receivables Owner Trust(b)                       2.89           7/15/2021         3,767
    10,000   Trip Rail Master Funding, LLC(b)                          4.09           4/15/2044         9,504
     3,384   Westlake Automobile Receivables Trust(b)                  2.24           4/15/2020         3,389
     2,000   Westlake Automobile Receivables Trust(b)                  2.45           1/15/2021         2,012
                                                                                                   ----------
                                                                                                      112,090
                                                                                                   ----------
             Total Financials                                                                         112,090
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    10,000   Crown Castle Towers, LLC(b)                               3.22           5/15/2042        10,121
                                                                                                   ----------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.2%)
    15,000   Hawaii Dept. of Business Economic Dev. & Tourism          3.24           1/01/2031        14,967
                                                                                                   ----------
             Total Asset-Backed Securities (cost: $136,534)                                           137,178
                                                                                                   ----------
             COLLATERALIZED LOAN OBLIGATIONS (1.0%)

             FINANCIALS (1.0%)
             -----------------
     3,500   American Money Management Corp.(b)                        2.38(e)       10/15/2028         3,528
    10,000   Babson Ltd.(b)                                            2.41(e)       10/17/2026         9,993
     7,500   Dryden Senior Loan Fund(b)                                2.52(e)        4/15/2027         7,518
     4,000   Dryden Senior Loan Fund(b)                                3.03(e)        7/20/2029         4,024
     5,000   Loomis Sayles Ltd.(b)                                     2.55(e)       10/15/2027         5,002
    10,000   Oaktree EIF Ltd.(b)                                       3.09          10/20/2027        10,025
    10,000   Race Point Ltd.(b)                                        2.48(e)        7/25/2028        10,031
     6,500   Teachers Insurance and Annuity Association of
               America(b)                                              2.73(e)        7/20/2028         6,519
     9,750   Trinitas Ltd.                                             2.74(e)       10/25/2028         9,787
                                                                                                   ----------
             Total Financials                                                                          66,427
                                                                                                   ----------
             Total Collateralized Loan Obligations (cost: $66,237)                                     66,427
                                                                                                   ----------

================================================================================

42  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (4.6%)

             FINANCIALS (4.6%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (3.9%)
$      896   Banc of America Commercial Mortgage, Inc.                 5.00%         11/10/2042    $      895
     5,000   Banc of America Commercial Mortgage, Inc.                 5.00           7/10/2044         3,659
    10,000   Citigroup Commercial Mortgage Trust                       3.36           7/10/2047        10,237
     2,500   Citigroup Commercial Mortgage Trust                       3.62           7/10/2047         2,603
     4,000   Citigroup Commercial Mortgage Trust                       3.86           7/10/2047         4,143
     8,600   Commercial Mortgage Trust                                 3.25          10/15/2045         8,762
     5,925   Commercial Mortgage Trust(b)                              3.42          10/15/2045         6,088
     6,000   Commercial Mortgage Trust                                 2.77          12/10/2045         6,037
     4,000   Commercial Mortgage Trust                                 3.61           6/10/2046         4,185
     7,500   Commercial Mortgage Trust                                 4.08           8/10/2047         7,820
    10,000   Commercial Mortgage Trust                                 3.90           7/10/2050        10,504
    12,000   Freddie Mac(+)                                            2.85           3/25/2026        11,916
    20,000   Freddie Mac(+)                                            2.65           8/25/2026        19,596
     2,500   GE Capital Commercial Mortgage Corp.                      5.61          12/10/2049         2,505
     2,363   GMAC Commercial Mortgage Securities, Inc.                 5.29          11/10/2045         2,361
     6,000   GS Mortgage Securities Corp. II                           3.21           5/10/2045         6,121
     5,000   GS Mortgage Securities Corp. II                           3.38           5/10/2045         5,202
     5,000   GS Mortgage Securities Trust                              3.28           2/10/2046         5,075
     5,000   GS Mortgage Securities Trust(b)                           3.68           2/10/2046         5,127
     5,000   GS Mortgage Securities Trust                              4.24           8/10/2046         5,425
     6,000   GS Mortgage Securities Trust                              3.76           7/10/2048         6,283
    15,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.(b)                                     5.00          11/15/2043        16,140
     5,697   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                        4.82           5/15/2045         6,119
    10,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                        4.27           6/15/2045        10,666
     6,782   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                                        5.37           5/15/2047         6,779
     9,000   J.P. Morgan Chase Commercial Mortgage
               Securities Trust                                        4.44           2/15/2047         9,692
     2,750   Morgan Stanley Capital I, Inc.(b)                         5.20           6/15/2044         2,964
     3,000   Morgan Stanley Capital I, Inc.                            3.77           3/15/2045         3,142
     7,000   Morgan Stanley Capital I, Inc.                            4.00           5/15/2048         7,304
     9,375   UBS Commercial Mortgage Trust                             4.17           5/10/2045        10,002
    15,000   UBS Commercial Mortgage Trust                             4.82           5/10/2045        16,463
     2,313   UBS-Barclays Commercial Mortgage Trust(b)                 4.18           5/10/2063         2,447
     1,500   WF-RBS Commercial Mortgage Trust(b),(c)                   5.00           6/15/2044         1,644
     5,000   WF-RBS Commercial Mortgage Trust                          3.35           5/15/2045         5,098
    10,000   WF-RBS Commercial Mortgage Trust                          4.09           6/15/2045        10,585

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$    5,000   WF-RBS Commercial Mortgage Trust                          3.24%         12/15/2045    $    5,075
    20,000   WF-RBS Commercial Mortgage Trust                          3.65          12/15/2046        21,063
                                                                                                   ----------
                                                                                                      269,727
                                                                                                   ----------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
    39,452   Commercial Mortgage Trust Pass-Through
               Certificates(i)                                         2.00           5/15/2045         3,036
    70,039   Commercial Mortgage Trust Pass-Through
               Certificates(i)                                         1.00          10/15/2045         4,816
    68,157   Freddie Mac(+)                                            1.55          10/25/2018         1,510
    66,959   Freddie Mac(+)                                            1.00           3/25/2019         1,770
    59,387   Freddie Mac(+)                                            1.00           1/25/2022         3,266
    94,080   Freddie Mac(+)                                            1.00           5/25/2022         5,836
    71,777   Freddie Mac(+)                                            1.00           6/25/2022         4,657
    69,917   Freddie Mac(+)                                            1.00          10/25/2022         2,851
    95,573   Freddie Mac(+)                                            1.00          11/25/2022         4,590
    32,856   GS Mortgage Securities Corp. II(i)                        2.37           5/10/2045         2,506
   190,667   GS Mortgage Securities Trust(b),(i)                       0.21           5/03/2032         3,717
    53,318   UBS Commercial Mortgage Trust(b),(i)                      2.00           5/10/2045         4,695
    33,409   WF Commercial Mortgage Trust(b),(i)                       2.00          10/15/2045         2,313
                                                                                                   ----------
                                                                                                       45,563
                                                                                                   ----------
             Total Financials                                                                         315,290
                                                                                                   ----------
             Total Commercial Mortgage Securities (cost: $306,164)                                    315,290
                                                                                                   ----------
             U.S. GOVERNMENT AGENCY ISSUES (2.6%)(j)

             MORTGAGE-BACKED PASS-THROUGH SECURITIES (2.3%)
    11,250   Fannie Mae(+)                                             2.15           1/25/2023        11,065
    11,089   Fannie Mae(+)                                             2.50           2/01/2028        11,216
     2,032   Fannie Mae(+)                                             5.00           6/01/2033         2,226
       511   Fannie Mae(+)                                             5.50           7/01/2021           540
     2,384   Fannie Mae(+)                                             5.50           9/01/2035         2,700
     1,194   Fannie Mae(+)                                             5.50          10/01/2035         1,340
       328   Fannie Mae(+)                                             5.50           1/01/2036           367
     1,162   Fannie Mae(+)                                             5.50           4/01/2036         1,298
     1,076   Fannie Mae(+)                                             5.50           2/01/2037         1,197
     1,112   Fannie Mae(+)                                             5.50           3/01/2037         1,247
       608   Fannie Mae(+)                                             5.50          11/01/2037           678
     1,609   Fannie Mae(+)                                             5.50           5/01/2038         1,796
     1,134   Fannie Mae(+)                                             6.00           5/01/2036         1,281
       834   Fannie Mae(+)                                             6.00           6/01/2036           944
     1,285   Fannie Mae(+)                                             6.00           8/01/2037         1,470
       287   Fannie Mae(+)                                             6.50           4/01/2031           326
         5   Fannie Mae(+)                                             6.50           7/01/2031             6
       515   Fannie Mae(+)                                             6.50           3/01/2032           594

================================================================================

44  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$       13   Fannie Mae(+)                                             7.00%         10/01/2022    $       14
         7   Fannie Mae(+)                                             7.00           3/01/2023             7
     3,500   Freddie Mac(+)                                            1.60           8/15/2051         3,398
    10,000   Freddie Mac(+)                                            2.59           5/25/2026         9,675
    17,000   Freddie Mac(+)                                            2.77           5/25/2025        16,774
    15,000   Freddie Mac(+)                                            2.81           1/25/2025        15,073
     7,000   Freddie Mac(+)                                            3.00          12/25/2025         7,089
     8,000   Freddie Mac(+)                                            3.01           7/25/2025         8,136
    10,000   Freddie Mac(+)                                            3.02           1/25/2025        10,211
    12,046   Freddie Mac(+)                                            3.50           5/01/2042        12,375
    15,500   Freddie Mac(+)                                            3.51           4/25/2030        15,955
       217   Freddie Mac(+)                                            5.00           6/01/2020           222
       704   Freddie Mac(+)                                            5.00           1/01/2021           746
       889   Freddie Mac(+)                                            5.50          11/01/2020           940
       272   Freddie Mac(+)                                            5.50          12/01/2020           285
       973   Freddie Mac(+)                                            5.50          12/01/2035         1,097
       697   Freddie Mac(+)                                            5.50           4/01/2036           783
     3,530   Government National Mortgage Assn. I                      5.00           8/15/2033         3,955
        97   Government National Mortgage Assn. I                      6.00           8/15/2028           110
        48   Government National Mortgage Assn. I                      6.00           9/15/2028            54
       124   Government National Mortgage Assn. I                      6.00           9/15/2028           140
     1,550   Government National Mortgage Assn. I                      6.00           9/15/2028         1,793
       271   Government National Mortgage Assn. I                      6.00          10/15/2028           314
        29   Government National Mortgage Assn. I                      6.00           1/15/2029            34
       208   Government National Mortgage Assn. I                      6.00           1/15/2029           236
       135   Government National Mortgage Assn. I                      6.00           1/15/2029           153
       265   Government National Mortgage Assn. I                      6.00           1/15/2033           306
        14   Government National Mortgage Assn. I                      6.50           6/15/2023            16
       161   Government National Mortgage Assn. I                      6.50           7/15/2023           183
         6   Government National Mortgage Assn. I                      6.50           7/15/2023             7
        26   Government National Mortgage Assn. I                      6.50           9/15/2023            30
       158   Government National Mortgage Assn. I                      6.50          10/15/2023           180
       114   Government National Mortgage Assn. I                      6.50          10/15/2023           130
        21   Government National Mortgage Assn. I                      6.50          10/15/2023            24
       118   Government National Mortgage Assn. I                      6.50          12/15/2023           134
       230   Government National Mortgage Assn. I                      6.50          12/15/2023           262
        44   Government National Mortgage Assn. I                      6.50           1/15/2024            50
        85   Government National Mortgage Assn. I                      6.50           2/15/2024            97
        56   Government National Mortgage Assn. I                      6.50           4/15/2026            64
       283   Government National Mortgage Assn. I                      6.50           5/15/2028           326
       476   Government National Mortgage Assn. I                      6.50          10/15/2031           542
        33   Government National Mortgage Assn. I                      7.00           5/15/2023            36
        24   Government National Mortgage Assn. I                      7.00           5/15/2023            24
        45   Government National Mortgage Assn. I                      7.00           5/15/2023            49

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$       16   Government National Mortgage Assn. I                      7.00%          5/15/2023    $       17
        95   Government National Mortgage Assn. I                      7.00           6/15/2023           102
        88   Government National Mortgage Assn. I                      7.00           6/15/2023            94
        43   Government National Mortgage Assn. I                      7.00           8/15/2023            44
        18   Government National Mortgage Assn. I                      7.00           8/15/2023            19
        72   Government National Mortgage Assn. I                      7.00           8/15/2023            77
        13   Government National Mortgage Assn. I                      7.00           8/15/2023            14
        57   Government National Mortgage Assn. I                      7.00           9/15/2023            60
        16   Government National Mortgage Assn. I                      7.00           1/15/2026            17
        25   Government National Mortgage Assn. I                      7.00           3/15/2026            27
        10   Government National Mortgage Assn. I                      7.00           3/15/2026            11
       185   Government National Mortgage Assn. I                      7.00          10/15/2027           213
       158   Government National Mortgage Assn. I                      7.00           6/15/2029           174
       324   Government National Mortgage Assn. I                      7.00           6/15/2029           360
        20   Government National Mortgage Assn. I                      7.00           7/15/2029            20
       229   Government National Mortgage Assn. I                      7.00           8/15/2031           261
        83   Government National Mortgage Assn. I                      7.00           7/15/2032            89
        79   Government National Mortgage Assn. I                      7.50           7/15/2023            85
        79   Government National Mortgage Assn. I                      7.50           6/15/2026            87
       144   Government National Mortgage Assn. I                      7.50           6/15/2026           159
        91   Government National Mortgage Assn. I                      7.50           7/15/2026            99
       140   Government National Mortgage Assn. I                      7.50           5/15/2027           156
       161   Government National Mortgage Assn. I                      7.50           2/15/2028           187
       122   Government National Mortgage Assn. I                      7.50          12/15/2028           143
        89   Government National Mortgage Assn. I                      7.50           8/15/2029           102
       626   Government National Mortgage Assn. II                     5.50           4/20/2033           704
       582   Government National Mortgage Assn. II                     6.00           8/20/2032           681
       429   Government National Mortgage Assn. II                     6.00           9/20/2032           500
       201   Government National Mortgage Assn. II                     6.50           8/20/2031           232
                                                                                                   ----------
                                                                                                      157,054
                                                                                                   ----------
             OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.3%)
     9,198   Totem Ocean Trailer Express, Inc., Title XI               6.37           4/15/2028        10,530
     5,595   Washington Aircraft 1 Co. Ltd. (NBGA)                     2.64           9/15/2026         5,633
                                                                                                   ----------
                                                                                                       16,163
                                                                                                   ----------
             Total U.S. Government Agency Issues (cost: $169,130)                                     173,217
                                                                                                   ----------
             U.S. TREASURY SECURITIES (11.0%)

             BONDS (4.0%)
    30,000   3.88%, 8/15/2040                                                                          34,506
    20,000   4.25%, 11/15/2040                                                                         24,305
    40,000   2.75%, 8/15/2042                                                                          37,914
    10,000   2.75%, 11/15/2042                                                                          9,472
     5,000   3.38%, 5/15/2044                                                                           5,312

================================================================================

46  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$   25,000   3.00%, 11/15/2044                                                                     $   24,743
    70,000   2.50%, 2/15/2045                                                                          62,523
     5,000   3.00%, 11/15/2045                                                                          4,940
    60,000   2.50%, 2/15/2046                                                                          53,426
    12,950   2.25%, 8/15/2046                                                                          10,893
    10,000   2.88%, 11/15/2046                                                                          9,656
                                                                                                   ----------
                                                                                                      277,690
                                                                                                   ----------
             INFLATION-INDEXED NOTES (1.0%)
    57,621   2.38%, 1/15/2025                                                                          66,833
                                                                                                   ----------
             NOTES (6.0%)
     5,000   3.38%, 11/15/2019                                                                          5,268
    50,000   3.63%, 2/15/2020(o)                                                                       53,162
    45,000   3.50%, 5/15/2020                                                                          47,776
    25,000   2.63%, 8/15/2020                                                                          25,858
    55,000   2.63%, 11/15/2020                                                                         56,878
    25,000   2.00%, 2/15/2022                                                                          25,077
    20,000   1.63%, 8/15/2022                                                                          19,572
    20,000   1.63%, 11/15/2022                                                                         19,498
    10,000   2.00%, 2/15/2023                                                                           9,928
     5,000   2.50%, 5/15/2024                                                                           5,077
    10,000   2.25%, 11/15/2024                                                                          9,937
    80,000   2.00%, 2/15/2025                                                                          77,873
     5,000   2.25%, 11/15/2025                                                                          4,932
    50,000   1.63%, 2/15/2026                                                                          46,708
                                                                                                   ----------
                                                                                                      407,544
                                                                                                   ----------
             Total U.S. Treasury Securities (cost: $746,705)                                          752,067
                                                                                                   ----------
             MUNICIPAL BONDS (8.1%)

             AIRPORT/PORT (1.0%)
     6,500   Chicago Midway Airport                                    5.00%          1/01/2025         7,285
     8,000   Chicago Midway Airport                                    5.00           1/01/2026         8,882
     5,000   Chicago O'Hare International Airport                      5.00           1/01/2021         5,526
    12,570   Dallas-Fort Worth International Airport Facilities        4.00          11/01/2021        13,412
     2,265   Dallas-Fort Worth International Airport Facilities(c)     4.44          11/01/2021         2,427
     8,250   Miami-Dade County                                         2.70          10/01/2026         7,736
     1,700   Port of Corpus Christi Auth.                              3.29          12/01/2023         1,733
     1,500   Port of Corpus Christi Auth.                              3.39          12/01/2024         1,508
     1,000   Port of Corpus Christi Auth.                              3.49          12/01/2025         1,008
     5,000   Port of Oakland                                           4.50           5/01/2030         5,362
    11,700   Port of Oakland                                           4.50           5/01/2032        12,394
                                                                                                   ----------
                                                                                                       67,273
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             APPROPRIATED DEBT (0.9%)
$    5,600   Brevard County School Board                               1.70%          7/01/2017    $    5,608
     4,955   Indiana Finance Auth.                                     4.36           7/15/2029         5,329
     4,260   Indiana Finance Auth.                                     4.53           7/15/2031         4,639
     1,500   Indiana Finance Auth.                                     3.62           7/01/2036         1,466
     3,250   Jacksonville                                              2.00          10/01/2019         3,268
     3,000   Jacksonville                                              2.37          10/01/2020         3,016
     5,000   Kannapolis                                                7.28           3/01/2027         5,280
    10,000   Kansas Dev. Finance Auth.                                 4.73           4/15/2037        10,566
     2,000   McLennan County Public Facility                           3.90           6/01/2029         2,001
    10,000   Miami-Dade County School Board (INS)                      5.38           5/01/2031        11,144
     6,000   Palm Beach County School Board                            5.40           8/01/2025         6,693
       850   Placentia Yorba Linda USD                                 5.40           8/01/2021           934
                                                                                                   ----------
                                                                                                       59,944
                                                                                                   ----------
             CASINOS & GAMING (0.0%)
     6,557   Mashantucket (Western) Pequot Tribe(k)                    7.35           7/01/2026         1,049
                                                                                                   ----------
             COMMUNITY SERVICE (0.0%)
     2,750   Art Institute of Chicago                                  3.23           3/01/2022         2,798
                                                                                                   ----------
             EDUCATION (0.7%)
     2,000   Austin Texas CCD Public Auth.                             6.91           8/01/2035         2,538
     5,000   El Paso County                                            4.47          10/01/2035         4,984
     9,520   Indiana State                                             2.13           7/15/2019         9,633
     5,000   New Jersey EDA                                            2.42           6/15/2018         5,013
    14,310   New Jersey EDA                                            4.45           6/15/2020        14,538
     2,700   New Jersey EDA                                            5.25           9/01/2022         2,836
     2,500   New Jersey EDA                                            5.71           6/15/2030         2,522
     1,625   State Public School Building Auth. (INS)                  2.84          12/01/2019         1,677
     1,300   State Public School Building Auth. (INS)                  4.08          12/01/2023         1,397
     2,000   Torrance USD                                              5.52           8/01/2021         2,219
                                                                                                   ----------
                                                                                                       47,357
                                                                                                   ----------
             EDUCATION SERVICES (0.2%)
     6,080   Princeton Theological Seminary                            4.11           7/01/2023         6,566
     5,000   Univ. of Notre Dame                                       3.44           2/15/2045         4,790
                                                                                                   ----------
                                                                                                       11,356
                                                                                                   ----------
             ELECTRIC UTILITIES (0.2%)
     5,000   Appling County Dev. Auth                                  2.40           1/01/2038(l)      5,072
     3,000   Hawaii Department of Budget and Finance                   3.25           1/01/2025         3,032
    10,000   Ohio Air Quality Dev. Auth.                               3.75          12/01/2023(l)      4,342
     5,000   Ohio Water Dev. Auth.                                     4.00          12/01/2033(l)      2,074
                                                                                                   ----------
                                                                                                       14,520
                                                                                                   ----------

================================================================================

48  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             ELECTRIC/GAS UTILITIES (0.6%)
$   10,000   Cleveland Public Power                                    5.50%         11/15/2038    $   10,476
     2,000   Jackson Energy Auth.                                      2.90           4/01/2022         2,024
     2,745   Jackson Energy Auth.                                      3.05           4/01/2023         2,791
     3,915   Jackson Energy Auth.                                      3.20           4/01/2024         3,964
    10,000   Long Island Power Auth.                                   5.25           5/01/2022        10,881
     2,500   Long Island Power Auth.                                   3.98           9/01/2025         2,563
     2,500   Long Island Power Auth.                                   4.13           9/01/2026         2,592
     5,014   Pedernales Electric Cooperative, Inc.(b)                  5.95          11/15/2022         5,460
                                                                                                   ----------
                                                                                                       40,751
                                                                                                   ----------
             ESCROWED BONDS (0.1%)
     7,300   New Jersey EDA (PRE)                                      5.25           9/01/2022         8,354
                                                                                                   ----------
             GENERAL OBLIGATION (1.4%)
     1,250   City and County of Honolulu                               2.51          11/01/2022         1,252
     5,000   City and County of Honolulu                               2.51          11/01/2022         4,979
       900   City and County of Honolulu                               2.81          11/01/2023           909
       730   City and County of Honolulu                               2.91          11/01/2024           731
       680   City and County of Honolulu                               3.06          11/01/2025           676
       775   City and County of Honolulu                               3.16          11/01/2026           772
       625   City and County of Honolulu                               3.26          11/01/2027           627
       690   City and County of Honolulu                               3.36          11/01/2028           695
     7,000   Hawaii                                                    2.80          10/01/2027         6,743
     1,250   Las Virgenes USD                                          5.54           8/01/2025         1,428
     2,000   Oyster Bay                                                5.25           2/03/2017         2,000
       600   Oyster Bay                                                3.55           2/01/2019           602
     1,830   Oyster Bay                                                3.80           2/01/2020         1,836
     1,500   Oyster Bay                                                3.95           2/01/2021         1,499
    10,000   Philadelphia School District                              5.06           9/01/2042         9,676
     4,250   Riverside Community College District                      3.49           8/01/2023         4,334
     3,000   Riverside Community College District                      3.61           8/01/2024         3,020
     5,000   Scranton School District(b)                               3.13          12/01/2025(l)      4,985
     3,625   Scranton School District                                  4.13           6/15/2034(l)      3,609
     1,800   State of Mississippi                                      2.83          12/01/2024         1,811
     2,000   State of Mississippi                                      3.03          12/01/2025         1,977
    10,000   State of Mississippi                                      3.73          10/01/2032        10,273
    10,000   State of Washington                                       5.25           2/01/2036        11,216
     3,845   Town of Hamden                                            4.93           8/15/2030         3,927
    10,000   Town of Stratford                                         5.75           8/15/2030        11,162
     2,200   Winnebago                                                 3.80          12/01/2026         2,179
                                                                                                   ----------
                                                                                                       92,918
                                                                                                   ----------
             HEALTH CARE FACILITIES (0.1%)
     8,000   Metropolitan Nashville & Davidson County
               Health & Educational Board                              4.05           7/01/2026         8,267
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             HOSPITAL (1.0%)
$    7,000   Baylor Scott & White Holdings                             3.10%         11/15/2025    $    6,785
    10,000   Baylor Scott & White Holdings                             2.65          11/15/2026         9,409
     4,250   Boston Medical Center Corp.                               4.52           7/01/2026         4,426
    10,000   Community Hospitals of Indiana                            4.24           5/01/2025        10,025
    15,000   Eastern Maine Healthcare                                  5.02           7/01/2036        14,223
    15,000   Mercy Healthcare System                                   3.38          11/01/2025        14,655
    10,000   Rochester Health Care Facilities                          4.50          11/15/2038(l)     11,180
                                                                                                   ----------
                                                                                                       70,703
                                                                                                   ----------
             MULTI-UTILITIES (0.1%)
     5,000   New York Energy Research and Dev. Auth.                   2.38          7/01/2026(l)       5,053
                                                                                                   ----------
             MUNICIPAL FINANCE (0.1%)
    10,000   Pennsylvania State IDA(b)                                 3.56           7/01/2024         9,696
                                                                                                   ----------
             REAL ESTATE TAX/FEE (0.4%)
     5,000   Industry Public Facilities Auth. (INS)                    3.47           1/01/2021         5,144
     5,000   Industry Public Facilities Auth. (INS)                    3.82           1/01/2022         5,210
     5,250   San Marcos Redevelopment Agency                           4.02          10/01/2025         5,317
     6,500   San Marcos Redevelopment Agency                           4.47          10/01/2029         6,366
     2,590   Vista Redevelopment Agency (INS)                          4.13           9/01/2030         2,587
                                                                                                   ----------
                                                                                                       24,624
                                                                                                   ----------
             SALES TAX (0.1%)
     3,500   Arizona School Facilities Board                           2.38           9/01/2019         3,552
                                                                                                   ----------
             SEMICONDUCTORS (0.0%)
     1,250   Sandoval County                                           2.32           6/01/2019         1,250
     1,000   Sandoval County                                           2.72           6/01/2020         1,006
                                                                                                   ----------
                                                                                                        2,256
                                                                                                   ----------
             SPECIAL ASSESSMENT/TAX/FEE (0.8%)
     9,000   Colony Local Dev. Corp. (INS)                             4.38          10/01/2033         9,029
     5,000   Maine Municipal Bond Bank                                 4.25           6/01/2023         5,326
     5,000   New Jersey Transportation Trust Fund Auth.                1.76          12/15/2018         4,928
     3,320   New Jersey Transportation Trust Fund Auth.                5.50          12/15/2022         3,623
     5,000   New York City Transitional Finance Auth.                  5.00           2/01/2035         5,524
     7,000   New York MTA (ETM)                                        1.47           7/01/2018         7,008
    10,000   South Carolina Public Service Auth.                       4.77          12/01/2045        10,311
     5,000   Transportation Trust Fund Auth. (INS)                     5.25          12/15/2022         5,391
                                                                                                   ----------
                                                                                                       51,140
                                                                                                   ----------
             TOLL ROADS (0.0%)
     3,000   North Texas Tollway Auth.                                 5.00           9/01/2031         3,352
                                                                                                   ----------

================================================================================

50  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)        SECURITY                                                  RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             WATER/SEWER UTILITY (0.4%)
$    6,500   Chicago Wastewater Transmission                           5.84%          1/01/2035    $    7,030
     5,000   Houston Utility System                                    5.00          11/15/2033         5,592
    10,825   New York Municipal Water Finance Auth.                    5.25           6/15/2040        11,770
     2,500   Tohopekaliga Water Auth. (PRE)                            5.25          10/01/2036         2,905
                                                                                                   ----------
                                                                                                       27,297
                                                                                                   ----------
             Total Municipal Bonds (cost: $545,152)                                                   552,260
                                                                                                   ----------
             Total Bonds (cost: $6,409,724)                                                         6,500,107
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (2.1%)

             COMMON STOCKS (0.8%)

             CONSUMER STAPLES (0.0%)
             -----------------------
             HOUSEHOLD PRODUCTS (0.0%)
    24,000   Kimberly-Clark Corp.                                                                       2,907
                                                                                                   ----------
             ENERGY (0.1%)
             -------------
             INTEGRATED OIL & GAS (0.1%)
    23,780   Chevron Corp.                                                                              2,648
    55,000   Royal Dutch Shell plc ADR "A"                                                              2,991
                                                                                                   ----------
                                                                                                        5,639
                                                                                                   ----------
             Total Energy                                                                               5,639
                                                                                                   ----------
             FINANCIALS (0.3%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
   202,000   Prospect Capital Corp.                                                                     1,701
                                                                                                   ----------
             CONSUMER FINANCE (0.0%)
    24,649   Synchrony Financial                                                                          883
                                                                                                   ----------
             DIVERSIFIED BANKS (0.1%)
    50,000   Bank of Montreal                                                                           3,781
    25,000   Canadian Imperial Bank of Commerce                                                         2,130
                                                                                                   ----------
                                                                                                        5,911
                                                                                                   ----------
             REGIONAL BANKS (0.1%)
   202,336   KeyCorp                                                                                    3,636
   198,414   Regions Financial Corp.                                                                    2,859
                                                                                                   ----------
                                                                                                        6,495
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             REITs - MORTGAGE (0.1%)
    89,000   AGNC Investment Corp.                                                                 $    1,662
   219,132   Annaly Capital Management, Inc.                                                            2,239
   199,850   MFA Financial, Inc.                                                                        1,577
   292,200   Two Harbors Investment Corp.                                                               2,563
                                                                                                   ----------
                                                                                                        8,041
                                                                                                   ----------
             Total Financials                                                                          23,031
                                                                                                   ----------
             HEALTH CARE (0.1%)
             ------------------
             PHARMACEUTICALS (0.1%)
    59,920   Merck & Co., Inc.                                                                          3,714
                                                                                                   ----------
             INDUSTRIALS (0.0%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.0%)
    91,835   General Electric Co.                                                                       2,728
                                                                                                   ----------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             SEMICONDUCTORS (0.1%)
    91,943   Intel Corp.                                                                                3,385
    18,500   QUALCOMM, Inc.                                                                               989
                                                                                                   ----------
                                                                                                        4,374
                                                                                                   ----------
             Total Information Technology                                                               4,374
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    70,050   AT&T, Inc.                                                                                 2,954
    21,000   Verizon Communications, Inc.                                                               1,029
                                                                                                   ----------
                                                                                                        3,983
                                                                                                   ----------
             Total Telecommunication Services                                                           3,983
                                                                                                   ----------
             UTILITIES (0.1%)
             ----------------
             ELECTRIC UTILITIES (0.0%)
    46,500   Southern Co.                                                                               2,299
                                                                                                   ----------
             MULTI-UTILITIES (0.1%)
    65,000   CMS Energy Corp.(g)                                                                        2,769
    15,200   Dominion Resources, Inc.(c)                                                                1,159
                                                                                                   ----------
                                                                                                        3,928
                                                                                                   ----------
             Total Utilities                                                                            6,227
                                                                                                   ----------
             Total Common Stocks (cost: $40,918)                                                       52,603
                                                                                                   ----------

================================================================================

52  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
$(000)/SHARES  SECURITY                                                                                 (000)
-------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS (1.3%)

               CONSUMER STAPLES (0.3%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.3%)
      200,000  CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                        $    5,716
      172,520  Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)              18,142
                                                                                                   ----------
                                                                                                       23,858
                                                                                                   ----------
               Total Consumer Staples                                                                  23,858
                                                                                                   ----------
               FINANCIALS (0.2%)
               -----------------
               DIVERSIFIED BANKS (0.0%)
       40,000  Citigroup Capital XIII, 7.26%                                                            1,036
                                                                                                   ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
       $5,000  Catlin Insurance Co. Ltd., 7.25%, perpetual(b)                                           4,475
                                                                                                   ----------
               REGIONAL BANKS (0.1%)
       10,800  M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                 11,125
                                                                                                   ----------
               Total Financials                                                                        16,636
                                                                                                   ----------
               REAL ESTATE (0.7%)
               ------------------
               REITs - INDUSTRIAL (0.3%)
      344,500  ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual                       21,628
                                                                                                   ----------
               REITs - RESIDENTIAL (0.4%)
      142,500  Equity Residential Properties Trust, depositary shares,
                 Series K, 8.29%, cumulative redeemable, perpetual                                      9,004
      250,000  Mid-America Apartment Communities, Inc., 8.5%, cumulative
                 redeemable, perpetual                                                                 16,550
                                                                                                   ----------
                                                                                                       25,554
                                                                                                   ----------
               Total Real Estate                                                                       47,182
                                                                                                   ----------
               UTILITIES (0.1%)
               ----------------
               ELECTRIC UTILITIES (0.1%)
      200,000  Entergy Texas, Inc., 5.63%                                                               5,314
                                                                                                   ----------
               Total Preferred Stocks (cost: $79,037)                                                  92,990
                                                                                                   ----------
               Total Equity Securities (cost: $119,955)                                               145,593
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)        SECURITY                                                   RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.0%)

             COMMERCIAL PAPER (1.8%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
$    9,086   McCormick & Co., Inc.(b),(m)                              0.78%          2/01/2017    $    9,086
                                                                                                   ----------
             ENERGY (0.5%)
             --------------
             OIL & GAS REFINING & MARKETING (0.5%)
     7,913   KOCH Resources, LLC(b),(m)                                0.72           2/17/2017         7,911
    24,985   Motiva Enterprises, LLC                                   1.08           2/06/2017        24,981
                                                                                                   ----------
                                                                                                       32,892
                                                                                                   ----------
             Total Energy                                                                              32,892
                                                                                                   ----------
             FINANCIALS (0.3%)
             -----------------
             ASSET-BACKED FINANCING (0.3%)
    18,904   Ridgefield Funding Co., LLC(b),(m)                        0.78           2/03/2017        18,903
                                                                                                   ----------
             UTILITIES (0.9%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
    24,118   Arizona Public Service                                    0.80           2/01/2017        24,118
     7,400   Eversource Energy(b),(m)                                  0.84           2/02/2017         7,400
    30,965   Eversource Energy(b),(m)                                  0.86           2/10/2017        30,957
                                                                                                   ----------
                                                                                                       62,475
                                                                                                   ----------
             Total Utilities                                                                           62,475
                                                                                                   ----------
             Total Commercial Paper                                                                   123,356
                                                                                                   ----------
             VARIABLE-RATE DEMAND NOTES (0.2%)

             MATERIALS (0.2%)
             ----------------
             FOREST PRODUCTS (0.2%)
     9,200   Liberty County IDA                                        0.87          10/01/2028         9,200
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
 1,068,594   State Street Institutional Treasury Money Market Fund Premier Class,
               0.42%(n)                                                                                 1,069
                                                                                                   ----------
             Total Money Market Instruments (cost: $133,625)                                          133,625
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $6,663,304)                                                  $6,779,325
                                                                                                   ==========

================================================================================

54  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                                APPRECIATION/
NUMBER OF                                                    EXPIRATION         CONTRACT       (DEPRECIATION)
CONTRACTS    SECURITY                                           DATE           VALUE (000)              (000)
-------------------------------------------------------------------------------------------------------------
             FUTURES(p)

             LONG FUTURES

             INTEREST RATE CONTRACTS
       119   10YR U.S. Treasury Note                          3/22/2017          $14,812           $      (90)
                                                                                 -------           ----------
             TOTAL LONG FUTURES                                                  $14,812           $      (90)
                                                                                 =======           ==========

-------------------------------------------------------------------------------------------------------------
($ IN 000S)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1              LEVEL 2          LEVEL 3               TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                    $      -           $3,363,369               $-          $3,363,369
  Eurodollar and Yankee Obligations               -            1,112,335                -           1,112,335
  Foreign Government Obligations                  -               27,964                -              27,964
  Asset-Backed Securities                         -              137,178                -             137,178
  Collateralized Loan Obligations                 -               66,427                -              66,427
  Commercial Mortgage Securities                  -              315,290                -             315,290
  U.S. Government Agency Issues                   -              173,217                -             173,217
  U.S. Treasury Securities                  752,067                    -                -             752,067
  Municipal Bonds                                 -              552,260                -             552,260

Equity Securities:
  Common Stocks                              52,603                    -                -              52,603
  Preferred Stocks                                -               92,990                -              92,990

Money Market Instruments:
  Commercial Paper                                -              123,356                -             123,356
  Variable-Rate Demand Notes                      -                9,200                -               9,200
  Government & U.S. Treasury Money
    Market Funds                              1,069                    -                -               1,069
-------------------------------------------------------------------------------------------------------------
Total                                      $805,739           $5,973,586               $-          $6,779,325
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
LIABILITIES                                 LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Futures(I)                                     $(90)                 $-                  $-              $(90)
-------------------------------------------------------------------------------------------------------------
Total                                          $(90)                 $-                  $-              $(90)
-------------------------------------------------------------------------------------------------------------

(I)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                      RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                                          COLLATERALIZED
                                                                                        LOAN OBLIGATIONS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                      $ 4,000
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                          (4,000)
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                    -
--------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                                                                   $     -
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------
For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                        TRANSFERS           TRANSFERS          TRANSFERS
                                                    INTO (OUT OF)       INTO (OUT OF)      INTO (OUT OF)
ASSETS ($ IN 000s)                                        LEVEL 1             LEVEL 2            LEVEL 3
--------------------------------------------------------------------------------------------------------
Collateralized Loan Obligations(I)                             $-              $4,000            $(4,000)
--------------------------------------------------------------------------------------------------------
Total                                                          $-              $4,000            $(4,000)
--------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as a result of the securities being priced during the period by the Fund's pricing service.

================================================================================

56  | USAA INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.0% of net assets at January 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

58  | USAA INCOME FUND

================================================================================

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD      Canadian dollars

    CCD      Community College District

    EDA      Economic Development Authority

    ETM      Escrowed to final maturity

    IDA      Industrial Development Authority/Agency

    MTA      Metropolitan Transportation Authority

    PRE      Pre-refunded to a date prior to maturity

    REIT     Real estate investment trust

    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

    USD      Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  59

================================================================================

             Municipal Corp., Berkshire Hathaway Assurance Corp., or Build America Mutual Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Export-Import Bank of the United States.

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At January 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) At January 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $26,523,000, which included when-issued securities of $22,499,000.

================================================================================

60  | USAA INCOME FUND

================================================================================

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2017.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2017.

    (h) In U.S. dollars unless otherwise noted.

    (i) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2017, was $21,083,000, which represented 0.3% of the Fund's net assets.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  61

================================================================================

        or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (l) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

    (o) Securities and cash with a value of $1,213,000 is segregated as collateral for initial margin requirements on open futures contracts.

    (p) The contract value of futures purchased and/or sold as a percentage of net assets is 0.2%.

    See accompanying notes to financial statements.

================================================================================

62  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $6,663,304)                       $6,779,325
   Cash                                                                                       2,603
   Receivables:
       Capital shares sold                                                                   11,699
       USAA Asset Management Company (Note 6C)                                                    3
       Dividends and interest                                                                64,399
       Securities sold                                                                       30,372
                                                                                         ----------
           Total assets                                                                   6,888,401
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  68,895
       Capital shares redeemed                                                                5,765
   Variation margin on futures contracts                                                         89
   Accrued management fees                                                                    1,129
   Accrued transfer agent's fees                                                                149
   Other accrued expenses and payables                                                          200
                                                                                         ----------
           Total liabilities                                                                 76,227
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $6,812,174
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $6,702,856
   Overdistribution of net investment income                                                 (4,196)
   Accumulated net realized loss on investments and futures transactions                     (2,420)
   Net unrealized appreciation of investments and futures contracts                         115,931
   Net unrealized appreciation of foreign currency translations                                   3
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $6,812,174
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $3,367,433/260,600 capital shares
              outstanding, no par value)                                                 $    12.92
                                                                                         ==========
           Institutional Shares (net assets of $3,299,589/255,524
              capital shares outstanding, no par value)                                  $    12.91
                                                                                         ==========
           Adviser Shares (net assets of $140,117/10,870 capital shares
              outstanding, no par value)                                                 $    12.89
                                                                                         ==========
           R6 Shares (net assets of $5,035/390 capital shares outstanding,
              no par value)                                                              $    12.92
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  63

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $32)                    $   4,301
   Interest                                                              127,761
                                                                       ---------
       Total income                                                      132,062
                                                                       ---------
EXPENSES
   Management fees                                                         6,595
   Administration and servicing fees:
       Fund Shares                                                         2,553
       Institutional Shares                                                1,614
       Adviser Shares                                                        116
   Transfer agent's fees:
       Fund Shares                                                         1,971
       Institutional Shares                                                1,614
       Adviser Shares                                                         73
   Distribution and service fees (Note 6E):
       Adviser Shares                                                        194
   Custody and accounting fees:
       Fund Shares                                                           191
       Institutional Shares                                                  179
       Adviser Shares                                                          8
   Postage:
       Fund Shares                                                            68
       Institutional Shares                                                   71
       Adviser Shares                                                          5
   Shareholder reporting fees:
       Fund Shares                                                            33
       Institutional Shares                                                    8
       Adviser Shares                                                          1
   Trustees' fees                                                             15
   Registration fees:
       Fund Shares                                                            56
       Institutional Shares                                                   40
       Adviser Shares                                                         20
       R6 Shares*                                                              4
   Professional fees                                                         138
   Other                                                                      56
                                                                       ---------
            Total expenses                                                15,623
   Expenses reimbursed:
       R6 Shares*                                                             (3)
                                                                       ---------
            Net expenses                                                  15,620
                                                                       ---------
NET INVESTMENT INCOME                                                    116,442
                                                                       ---------

================================================================================

64  | USAA INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
FOREIGN CURRENCY AND FUTURES CONTRACTS

    Net realized gain (loss) on:
       Unaffiliated transactions                                       $   8,011
       Affiliated transactions (Note 8)                                     (981)
       Foreign currency transactions                                          (5)
       Futures transactions                                               (1,380)
    Change in net unrealized appreciation/(depreciation) of:
       Investments                                                      (239,543)
       Foreign currency translations                                           3
       Futures contracts                                                  (2,324)
                                                                       ---------
            Net realized and unrealized loss                            (236,219)
                                                                       ---------
    Decrease in net assets resulting from operations                   $(119,777)
                                                                       =========

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  65

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                            1/31/2017          7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  116,442         $  221,851
   Net realized gain (loss) on investments                                      7,030             (9,600)
   Net realized gain (loss) on foreign currency transactions                       (5)                 2
   Net realized gain (loss) on futures transactions                            (1,380)             2,090
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                           (239,543)           208,874
       Foreign currency translations                                                3                  4
       Futures contracts                                                       (2,324)             2,234
                                                                           -----------------------------
       Increase (decrease) in net assets resulting from operations           (119,777)           425,455
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (61,546)          (118,846)
       Institutional Shares                                                   (59,744)           (93,477)
       Adviser Shares                                                          (2,557)            (6,333)
       R6 Shares*                                                                 (35)                 -
                                                                           -----------------------------
            Total distributions of net investment income                     (123,882)          (218,656)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 95,220           (240,621)
   Institutional Shares                                                       301,053            775,798
   Adviser Shares                                                             (25,856)           (55,619)
   R6 Shares*                                                                   5,000                  -
                                                                           -----------------------------
       Total net increase in net assets from capital share transactions       375,417            479,558
                                                                           -----------------------------
   Net increase in net assets                                                 131,758            686,357

NET ASSETS
   Beginning of period                                                      6,680,416          5,994,059
                                                                           -----------------------------
   End of period                                                           $6,812,174         $6,680,416
                                                                           =============================
Accumulated undistributed (overdistribution) of net investment income:
   End of period                                                           $   (4,196)        $    3,244
                                                                           =============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

66  | USAA INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), Income Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

68  | USAA INCOME FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

        prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

70  | USAA INCOME FUND

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at January 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable

================================================================================

72  | USAA INCOME FUND

================================================================================

    direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2017* (IN THOUSANDS)

                                   ASSET DERIVATIVES                    LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------------
                             STATEMENT OF                           STATEMENT OF
DERIVATIVES NOT              ASSETS AND                             ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE         LOCATION                FAIR VALUE
--------------------------------------------------------------------------------------------------------
Interest rate contracts         -                    $-             Net unrealized            $(90)**
                                                                    appreciation of
                                                                    investments and
                                                                    futures contracts
--------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of January 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2017.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2017 (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
DERIVATIVES NOT             STATEMENT OF                       REALIZED GAIN              APPRECIATION/
ACCOUNTED FOR AS            OPERATIONS                         (LOSS) ON                  (DEPRECIATION)
HEDGING INSTRUMENTS         LOCATION                           DERIVATIVES                ON DERIVATIVES
--------------------------------------------------------------------------------------------------------
Interest rate contracts     Net realized gain (loss)            $(1,380)                     $(2,324)
                            on Futures transactions/
                            Change in net unrealized
                            appreciation/(depreciation)
                            of Futures contracts
--------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to

================================================================================

74  | USAA INCOME FUND

================================================================================

    accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $26,414,000; which included when-issued securities of $22,414,000.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $24,000, which represents 9.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

76  | USAA INCOME FUND

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had net capital loss carryforwards of $5,391,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $624,766,000 and $349,019,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $225,467,000 and $109,446,000, respectively, resulting in net unrealized appreciation of $116,021,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                              SIX-MONTH
                                             PERIOD ENDED                            YEAR ENDED
                                           JANUARY 31, 2017                         JULY 31, 2016
---------------------------------------------------------------------------------------------------------
                                      SHARES              AMOUNT              SHARES            AMOUNT
                                     --------------------------------------------------------------------
FUND SHARES:
Shares sold                           28,561            $ 374,461             51,773          $   668,401
Shares issued from
  reinvested dividends                 4,482               58,629              8,795              113,222
Shares redeemed                      (25,801)            (337,870)           (80,045)          (1,022,244)
                                     --------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions           7,242            $  95,220            (19,477)         $  (240,621)
                                     ====================================================================
INSTITUTIONAL SHARES:
Shares sold                           37,418            $ 491,423             90,549          $ 1,154,944
Shares issued from
  reinvested dividends                 4,426               57,828              7,040               90,668
Shares redeemed                      (18,968)            (248,198)           (36,449)            (469,814)
                                     --------------------------------------------------------------------
Net increase from capital
  share transactions                  22,876            $ 301,053             61,140          $   775,798
                                     ====================================================================
ADVISER SHARES:
Shares sold                              212            $   2,784              1,081          $    13,960
Shares issued from
  reinvested dividends                   195                2,551                480                6,157
Shares redeemed                       (2,373)             (31,191)            (5,896)             (75,736)
                                     --------------------------------------------------------------------
Net decrease from capital
  share transactions                  (1,966)           $ (25,856)            (4,335)         $   (55,619)
                                     ====================================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                              390            $   5,000                  -          $         -
Shares issued from
  reinvested dividends                     -                    -                  -                    -
Shares redeemed                            -                    -                  -                    -
                                     --------------------------------------------------------------------
Net increase from capital
  share transactions                     390            $   5,000                  -          $         -
                                     ====================================================================

================================================================================

78  | USAA INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. For the six-month period ended January 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for the periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 20 to 50                                          +/- 4
    +/- 51 to 100                                         +/- 5
    +/- 101 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $6,595,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $(882,000), $(632,000), $(39,000), and less than $(500), respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were (0.05)%, (0.04)%, (0.05)%, and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the six-month period ended January 31, 2017, (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,553,000, $1,614,000, $116,000, and less than $500, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain

================================================================================

80  | USAA INCOME FUND

================================================================================

    compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $75,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without the approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to January 31, 2017, the R6 Shares incurred reimbursable expenses of $3,000, of which all was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,971,000, $1,614,000, $73,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $194,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.6
Target Retirement Income                                                 0.7
Target Retirement 2020                                                   0.8
Target Retirement 2030                                                   1.3
Target Retirement 2040                                                   0.9
Target Retirement 2050                                                   0.2
Target Retirement 2060                                                   0.0*

*Represents less than 0.1%

================================================================================

82  | USAA INCOME FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 390,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                               COST TO               GAIN (LOSS)
SELLER                PURCHASER               PURCHASER              TO SELLER
--------------------------------------------------------------------------------
Income                High Income            $ 4,019,000             $ (981,000)
High Income           Income                  24,236,000              1,651,000
Real Return           Income                     442,000                (79,000)

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

84  | USAA INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                             YEAR ENDED JULY 31,
                              -------------------------------------------------------------------------------------
                                    2017           2016           2015           2014           2013           2012
                              -------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.40     $    12.99     $    13.28     $    13.10     $    13.43     $    13.05
                              -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .23            .47            .47            .51            .49            .49
  Net realized and
    unrealized gain (loss)          (.47)           .40           (.27)           .18           (.32)           .38
                              -------------------------------------------------------------------------------------
Total from investment
  operations                        (.24)           .87            .20            .69            .17            .87
                              -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.24)          (.46)          (.46)          (.51)          (.47)          (.49)
  Realized capital gains               -              -           (.01)          (.00)(a)       (.03)             -
  Tax return of capital                -              -           (.02)             -              -              -
                              -------------------------------------------------------------------------------------
Total distributions                 (.24)          (.46)          (.49)          (.51)          (.50)          (.49)
                              -------------------------------------------------------------------------------------
Net asset value at
  end of period               $    12.92     $    13.40     $    12.99     $    13.28     $    13.10     $    13.43
                              =====================================================================================
Total return (%)*                  (1.80)          6.88           1.45           5.43           1.30           6.85
Net assets at end
  of period (000)             $3,367,433     $3,394,088     $3,544,344     $2,859,427     $2,659,263     $3,570,505
Ratios to average
  net assets:**
  Expenses (%)(b)                    .48(c)         .51            .53            .59            .58            .59
  Net investment
    income (%)                      3.41(c)        3.61           3.36           3.55           3.53           3.75
Portfolio turnover (%)                 5             11             10             14             24             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $3,375,856,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              -              -              -           (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                             YEAR ENDED JULY 31,
                              -------------------------------------------------------------------------------------
                                    2017           2016           2015           2014           2013           2012
                              -------------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    13.39     $    12.99     $    13.28     $    13.09     $    13.42       $  13.04
                              -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .23            .48            .49            .53            .48            .51
  Net realized and
    unrealized gain (loss)          (.47)           .39           (.28)           .19           (.29)           .38
                              -------------------------------------------------------------------------------------
Total from investment
  operations                        (.24)           .87            .21            .72            .19            .89
                              -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.24)          (.47)          (.47)          (.53)          (.49)          (.51)
  Realized capital gains               -              -           (.01)          (.00)(a)       (.03)             -
  Tax return of capital                -              -           (.02)             -              -              -
                              -------------------------------------------------------------------------------------
Total distributions                 (.24)          (.47)          (.50)          (.53)          (.52)          (.51)
                              -------------------------------------------------------------------------------------
Net asset value at
  end of period               $    12.91     $    13.39     $    12.99     $    13.28     $    13.09       $  13.42
                              =====================================================================================
Total return (%)*                  (1.77)          6.89           1.51           5.63           1.42           6.98
Net assets at end
  of period (000)             $3,299,589     $3,114,810     $2,227,221     $2,098,035     $1,847,503       $685,149
Ratios to average
  net assets:**
  Expenses (%)(b)                    .43(c)         .44            .46            .48            .47            .48
  Net investment
    income (%)                      3.46(c)        3.66           3.43           3.65           3.63           3.81
Portfolio turnover (%)                 5             11             10             14             24             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $3,203,171,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                       -              -              -              -           (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

86  | USAA INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                 JANUARY 31,                            YEAR ENDED JULY 31,
                                -----------------------------------------------------------------------------------
                                    2017           2016           2015           2014           2013           2012
                                -----------------------------------------------------------------------------------
Net asset value at
  beginning of period           $  13.36       $  12.96       $  13.25        $ 13.08         $13.41         $13.03
                                -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .21            .44            .44            .37(a)         .43            .46
  Net realized and
    unrealized gain (loss)          (.46)           .38           (.27)           .28(a)        (.30)           .38
                                -----------------------------------------------------------------------------------
Total from investment
  operations                        (.25)           .82            .17            .65(a)         .13            .84
                                -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.22)          (.42)          (.43)          (.48)          (.43)          (.46)
  Realized capital gains               -              -           (.01)          (.00)(b)       (.03)             -
  Tax return of capital                -              -           (.02)             -              -              -
                                -----------------------------------------------------------------------------------
Total distributions                 (.22)          (.42)          (.46)          (.48)          (.46)          (.46)
                                -----------------------------------------------------------------------------------
Net asset value at end
  of period                     $  12.89       $  13.36       $  12.96        $ 13.25         $13.08         $13.41
                                ===================================================================================
Total return (%)*                  (1.87)          6.53           1.23           5.11            .99           6.55
Net assets at end
  of period (000)               $140,117       $171,518       $222,494        $42,542         $5,875         $5,880
Ratios to average
  net assets:**
  Expenses (%)(d)                    .74(e)         .77            .79(c)         .88            .90            .90
  Expenses, excluding
    reimbursements (%)(d)            .74(e)         .77            .79            .88           1.08           1.12
  Net investment
    income (%)                      3.15(e)        3.36           3.10           3.13           3.21           3.45
Portfolio turnover (%)                 5             11             10             14             24             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $153,561,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              -              -              -           (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    PERIOD ENDED
                                                                     JANUARY 31,
                                                                    -------------
                                                                        2017***
                                                                    -------------
Net asset value at beginning of period                                $12.83
                                                                      ------
Income from investment operations:
  Net investment income                                                  .08
  Net realized and unrealized gain                                       .10
                                                                      ------
Total from investment operations                                         .18
                                                                      ------
Less distributions from:
  Net investment income                                                 (.09)
                                                                      ------
Net asset value at end of period                                      $12.92
                                                                      ======
Total return (%)*                                                       1.40
Net assets at end of period (000)                                     $5,035
Ratios to average net assets:**
  Expenses (%)(a)                                                        .39
  Expenses, excluding reimbursements (%)(a)                              .80
  Net investment income (%)(a)                                          3.52
Portfolio turnover (%)                                                     5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended January 31, 2017, average net assets were
    $5,019,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

88  | USAA INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017, for Fund Shares, Institutional Shares, and Adviser Shares and the period of December 1, 2016, through January 31, 2017, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  89

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                           BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE           AUGUST 1, 2016 -
                                         AUGUST 1, 2016         JANUARY 31, 2017         JANUARY 31, 2017
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00              $  982.00                   $2.40

Hypothetical
  (5% return before expenses)                1,000.00               1,022.79                    2.45

INSTITUTIONAL SHARES
Actual                                       1,000.00                 982.30                    2.15

Hypothetical
  (5% return before expenses)                1,000.00               1,023.04                    2.19

ADVISER SHARES
Actual                                       1,000.00                 981.30                    3.70

Hypothetical
  (5% return before expenses)                1,000.00               1,021.48                    3.77

R6 SHARES**
Actual                                       1,000.00               1,014.00                    0.66

Hypothetical
  (5% return before expenses)                1,000.00               1,007.70                    0.65

 * Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares, 0.43% for Institutional Shares, 0.74% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, and Adviser Shares (to reflect the one-half-year period) or 61 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (1.80)% for Fund Shares, (1.77)% for Institutional Shares, and (1.87)% for Adviser Shares, for the six-month period of August 1, 2016, through January 31, 2017, and 1.40% for R6 Shares for the period of December 1, 2016, through January 31, 2017.
**  R6 Shares commenced operations on December 1, 2016.

================================================================================

90  | USAA INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23424-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 ==============================================================

        SEMIANNUAL REPORT
        USAA INCOME STOCK FUND
        FUND SHARES o INSTITUTIONAL SHARES o R6 SHARES
        JANUARY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

  "A DIVERSIFIED PORTFOLIO BASED ON ONE'S
  INDIVIDUAL GOALS, TIME HORIZON, AND RISK          [PHOTO OF BROOKS ENGLEHARDT]
  TOLERANCE IS A GOOD WAY TO INVEST FOR THE
  LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

203451-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company              Epoch Investment Partners, Inc.

    STEPHAN KLAFFKE, CFA                     ERIC SAPPENFIELD
    JOHN P. TOOHEY, CFA                      MICHAEL A. WELHOELTER, CFA
    DAN DENBOW, CFA                          JOHN TOBIN, PH.D., CFA
                                             KERA VAN VALEN, CFA
                                             WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016 the equity markets began to experience volatility. Speculation over a potential Federal Reserve (the Fed) interest rate hike initially led to a decline, but the market experienced strong gains over the second half of the reporting period, driven by continued economic improvement and the November 8, 2016 U.S. elections. The results of the elections led to speculation around stronger economic growth going forward with the Republicans winning the presidential election as well as maintaining majorities in both houses of Congress.

    The strongest gains for the reporting period were concentrated in financials and cyclical areas, which were seen as being in the best position to benefit from elevated stimulus and growth including energy, materials, and industrials. Health care stocks lagged the broader market, likely due to ongoing headlines around drug pricing and post-election uncertainty regarding the future of the Affordable Care Act. Interest-rate-sensitive sectors such as real estate and utilities also underperformed as investors began to anticipate potential interest rate increases by the Fed. For the reporting period ended January 31, 2017, all broad-based U.S. stock indexes finished comfortably in double-digit positive territory. A post-election strengthening in the dollar trimmed returns for U.S.-based investors in international stocks.

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and
    R6 Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had a total return of 3.73% and 3.76%, respectively. This compares to returns of 8.04% for the Russell 1000(R) Value Index (the Index) and 5.80% for the Lipper Equity Income Funds Index. The R6 Shares commenced operation on December 1, 2016, and from that time through January 31, 2017, had a total return of 3.34%.

    USAA Asset Management Company (the Manager) is the Investment Adviser for the Fund. The Manager along with sub-advisor Epoch Investment Partners (Epoch) provides day-to-day discretionary management of the Fund's assets. As the investment advisor, the Manager has dedicated resources that support the research, selection and monitoring of sub-advisors.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period ended January 31, 2017, the portion of the Fund managed by the Manager modestly underperformed the Index. Relative performance was aided by stock selection within the financials sector, as well as by underweights to real estate and utilities. Performance was constrained by stock selection within industrials, along with an overweight to and selection within healthcare. Stock selection within information technology also negatively affected relative performance. Finally, the Fund's non-dollar currency exposure acted as a drag on returns as the dollar rose post-election.

    Within the Manager's portion of the portfolio, the leading positive contributions to the Fund's relative performance in terms of individual names came from within the financials sector. Specifically, a number of bank stocks benefited from rising interest rates including PNC Financial

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Services Group, Inc., JPMorgan Chase & Co., and BB&T Corp. On the downside, a position in United Kingdom (U.K.) based telecommunication services provider Vodafone Group plc ADR performed poorly on a rising U.S. dollar and weak results in India. Multinational oil and gas company Occidental Petroleum Corp., saw its shares suffer in the wake of an acquisition.
    Shares of Pfizer, Inc., fell on concerns over the then President-elect's tweets around drug pricing, as well as management's decision not to split the company into two separate entities.

    Following the post-election stock market surge, the Manager trimmed the Fund's industrial sector and banking sub-sector overweights relative to the Index. The Fund's portfolio remains underweight in both the utilities and real estate sectors. The Manager remains focused on finding the best total return investment for dividend stock opportunities.

o   HOW DID EPOCH'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The portion of the Fund managed by Epoch underperformed relative to the Index during the reporting period. The most significant detractor from returns was an underweight allocation to and selection within financials, followed by an overweight allocation to utilities. Stock selection within the industrials and telecommunication services sectors also detracted. An underweight allocation to and stock selection within the health care sector contributed positively to performance.

    Leading individual contributors within Epoch's portion of the Fund included U.S. tobacco company Reynolds American, Inc. (Reynolds). Pricing power, cost savings, and relatively low capital expenditures are driving attractive cash flow generation for the entire tobacco sector. Reynolds is well positioned to take advantage of the strong industry fundamentals and has increased its exposure to the growing premium and menthol segments. In addition, the stock reacted favorably to the proposed merger with British American Tobacco plc. Microchip Technology, Inc., a leading supplier of microcontrollers, analog microchips, and memory devices, also outperformed. The company positively revised its accretion time table and estimates for its Atmel Corp. (Atmel) acquisition. It continued to benefit from a largely positive

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

    demand environment, particularly in automotive, industrial, and the Internet of Things. The company pays a well-covered dividend and is focused on deleveraging the balance sheet post the Atmel purchase.

    On the downside, CoreCivic Inc.(CoreCivic), the largest owner of privatized correctional and detention facilities in the United States, was the leading individual detractor. CoreCivic's management views the company as having a robust set of growth opportunities, and indicated that it has been examining the tradeoffs of maintaining its dividend versus funding these investments. Our confidence in the sustainability of the dividend declined as a result and we chose to exit the position. Subsequent to our exit, CoreCivic ultimately announced a dividend cut in December 2016. Vodafone Group plc ADR, a provider of telecommunication services in Europe, Asia, and Africa, underperformed on concern about competition in India from a new competitor. Weakness in the British pound further detracted from returns in U.S. dollar terms. Results outside of India continue to be largely positive and management has reconfirmed their long term free cash flow targets. Shares of Welltower, Inc., a diversified healthcare real estate investment trust operating in the United States, Canada, and the United Kingdom also lagged. The company reported strong third quarter 2016 results and raised the dividend, but the market's changing view on interest rates negatively impacted the stock. Operating fundamentals and the growth outlook for the industry leaves the dividend well-supported in Epoch's view.

    Epoch remains invested in high quality companies that have proven they can grow their free cash flow in a variety of economic environments, and that have a disciplined approach to allocating cash for the benefit of shareholders.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes.
    Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USISX)

--------------------------------------------------------------------------------
                                      1/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                         $1.6 Billion                   $1.6 Billion
Net Asset Value Per Share             $18.64                         $18.18

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*         1 YEAR             5 YEARS            10 YEARS
          3.73%              18.82%              12.15%              4.43%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    14.10%                         12.76%                            4.49%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                     0.80%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                            LIPPER EQUITY                  USAA INCOME
                              RUSSELL 1000                   INCOME FUNDS                  STOCK FUND
                              VALUE INDEX                       INDEX                        SHARES
 1/31/2007                     $10,000.00                     $10,000.00                   $10,000.00
 2/28/2007                       9,844.10                       9,885.91                     9,778.00
 3/31/2007                       9,996.29                       9,996.80                     9,884.00
 4/30/2007                      10,365.69                      10,413.12                    10,254.00
 5/31/2007                      10,739.57                      10,784.38                    10,612.00
 6/30/2007                      10,488.63                      10,604.82                    10,355.00
 7/31/2007                      10,003.59                      10,197.87                     9,813.00
 8/31/2007                      10,115.69                      10,308.60                     9,925.00
 9/30/2007                      10,463.14                      10,612.20                    10,201.00
10/31/2007                      10,464.29                      10,727.02                    10,172.00
11/30/2007                       9,952.86                      10,254.03                     9,627.00
12/31/2007                       9,856.62                      10,161.11                     9,539.00
 1/31/2008                       9,461.83                       9,698.67                     9,168.00
 2/29/2008                       9,065.40                       9,383.50                     8,758.00
 3/31/2008                       8,997.24                       9,289.65                     8,637.00
 4/30/2008                       9,435.82                       9,711.17                     9,030.00
 5/31/2008                       9,420.84                       9,798.00                     8,998.00
 6/30/2008                       8,519.06                       8,918.38                     8,141.00
 7/31/2008                       8,488.31                       8,850.71                     8,115.00
 8/31/2008                       8,632.51                       8,946.57                     8,264.00
 9/30/2008                       7,998.27                       8,239.77                     7,728.00
10/31/2008                       6,613.67                       6,894.73                     6,406.00
11/30/2008                       6,139.41                       6,432.09                     6,008.00
12/31/2008                       6,224.62                       6,563.73                     6,141.00
 1/31/2009                       5,508.86                       5,971.14                     5,530.00
 2/28/2009                       4,772.82                       5,313.88                     4,841.00
 3/31/2009                       5,180.91                       5,748.40                     5,191.00
 4/30/2009                       5,736.26                       6,292.91                     5,640.00
 5/31/2009                       6,090.96                       6,664.48                     5,925.00
 6/30/2009                       6,045.98                       6,651.18                     5,886.00
 7/31/2009                       6,540.86                       7,156.65                     6,325.00
 8/31/2009                       6,882.98                       7,475.79                     6,590.00
 9/30/2009                       7,148.91                       7,699.42                     6,796.00
10/31/2009                       6,930.12                       7,574.56                     6,669.00
11/30/2009                       7,320.72                       7,976.67                     7,022.00
12/31/2009                       7,450.27                       8,129.43                     7,158.00
 1/31/2010                       7,240.74                       7,869.44                     6,950.00
 2/28/2010                       7,469.30                       8,080.77                     7,138.00
 3/31/2010                       7,955.55                       8,538.39                     7,555.00
 4/30/2010                       8,161.40                       8,649.43                     7,649.00
 5/31/2010                       7,490.57                       7,999.14                     7,024.00
 6/30/2010                       7,068.89                       7,606.48                     6,624.00
 7/31/2010                       7,547.44                       8,145.81                     7,069.00
 8/31/2010                       7,224.49                       7,830.00                     6,806.00
 9/30/2010                       7,784.99                       8,456.61                     7,397.00
10/31/2010                       8,018.59                       8,709.31                     7,701.00
11/30/2010                       7,976.16                       8,669.07                     7,633.00
12/31/2010                       8,605.51                       9,270.56                     8,090.00
 1/31/2011                       8,800.17                       9,473.41                     8,334.00
 2/28/2011                       9,124.77                       9,782.60                     8,679.00
 3/31/2011                       9,161.01                       9,813.12                     8,680.00
 4/30/2011                       9,404.95                      10,130.19                     9,012.00
 5/31/2011                       9,305.59                      10,037.79                     8,910.00
 6/30/2011                       9,114.79                       9,863.89                     8,776.00
 7/31/2011                       8,812.46                       9,576.02                     8,524.00
 8/31/2011                       8,262.51                       9,089.59                     8,035.00
 9/30/2011                       7,638.08                       8,479.36                     7,509.00
10/31/2011                       8,512.58                       9,326.33                     8,287.00
11/30/2011                       8,468.46                       9,344.89                     8,314.00
12/31/2011                       8,639.11                       9,516.99                     8,396.00
 1/31/2012                       8,965.93                       9,820.08                     8,698.00
 2/29/2012                       9,323.34                      10,172.18                     9,054.00
 3/31/2012                       9,599.73                      10,400.44                     9,311.00
 4/30/2012                       9,501.83                      10,362.29                     9,229.00
 5/31/2012                       8,944.64                       9,770.48                     8,706.00
 6/30/2012                       9,388.73                      10,180.39                     9,068.00
 7/31/2012                       9,485.90                      10,346.92                     9,150.00
 8/31/2012                       9,691.86                      10,517.47                     9,330.00
 9/30/2012                       9,999.50                      10,750.05                     9,501.00
10/31/2012                       9,950.41                      10,681.35                     9,369.00
11/30/2012                       9,946.28                      10,701.10                     9,390.00
12/31/2012                      10,151.71                      10,820.64                     9,462.00
 1/31/2013                      10,811.54                      11,401.67                     9,991.00
 2/28/2013                      10,966.72                      11,530.17                    10,109.00
 3/31/2013                      11,401.19                      11,966.15                    10,492.00
 4/30/2013                      11,573.59                      12,242.15                    10,772.00
 5/31/2013                      11,870.63                      12,401.61                    11,009.00
 6/30/2013                      11,766.00                      12,269.29                    10,881.00
 7/31/2013                      12,401.29                      12,834.05                    11,428.00
 8/31/2013                      11,930.83                      12,434.54                    11,070.00
 9/30/2013                      12,229.71                      12,779.67                    11,359.00
10/31/2013                      12,765.29                      13,302.43                    11,881.00
11/30/2013                      13,121.41                      13,608.66                    12,113.00
12/31/2013                      13,453.74                      13,926.11                    12,396.00
 1/31/2014                      12,975.93                      13,394.29                    11,984.00
 2/28/2014                      13,537.05                      13,955.70                    12,396.00
 3/31/2014                      13,860.23                      14,210.42                    12,696.00
 4/30/2014                      13,991.94                      14,353.16                    12,850.00
 5/31/2014                      14,196.85                      14,602.11                    13,040.00
 6/30/2014                      14,567.68                      14,930.86                    13,351.00
 7/31/2014                      14,319.43                      14,607.03                    13,035.00
 8/31/2014                      14,845.74                      15,104.58                    13,513.00
 9/30/2014                      14,539.51                      14,837.76                    13,271.00
10/31/2014                      14,866.15                      15,120.53                    13,552.00
11/30/2014                      15,170.54                      15,456.72                    13,892.00
12/31/2014                      15,263.59                      15,415.22                    13,865.00
 1/31/2015                      14,653.46                      14,923.31                    13,370.00
 2/28/2015                      15,362.53                      15,647.16                    13,956.00
 3/31/2015                      15,153.40                      15,413.20                    13,601.00
 4/30/2015                      15,295.08                      15,594.84                    13,885.00
 5/31/2015                      15,478.89                      15,699.55                    13,977.00
 6/30/2015                      15,169.82                      15,319.77                    13,502.00
 7/31/2015                      15,236.33                      15,507.31                    13,726.00
 8/31/2015                      14,328.91                      14,598.99                    12,993.00
 9/30/2015                      13,896.32                      14,208.92                    12,747.00
10/31/2015                      14,944.84                      15,253.87                    13,695.00
11/30/2015                      15,002.04                      15,236.24                    13,648.00
12/31/2015                      14,679.41                      14,959.10                    13,413.00
 1/31/2016                      13,920.92                      14,363.76                    12,984.00
 2/29/2016                      13,917.37                      14,392.24                    13,106.00
 3/31/2016                      14,919.91                      15,327.19                    13,931.00
 4/30/2016                      15,233.32                      15,522.52                    14,037.00
 5/31/2016                      15,469.93                      15,727.99                    14,224.00
 6/30/2016                      15,603.70                      15,887.16                    14,562.00
 7/31/2016                      16,056.76                      16,301.74                    14,873.00
 8/31/2016                      16,180.57                      16,350.11                    14,799.00
 9/30/2016                      16,146.84                      16,284.78                    14,716.00
10/31/2016                      15,896.94                      16,020.97                    14,486.00
11/30/2016                      16,804.89                      16,706.00                    14,971.00
12/31/2016                      17,224.88                      17,104.42                    15,304.00
 1/31/2017                      17,347.60                      17,247.25                    15,428.00

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

-----------------------------------------------------------------------------------
                                      1/31/17                       7/31/16
-----------------------------------------------------------------------------------
Net Assets                         $1.2 Billion                   $1.2 Billion
Net Asset Value Per Share             $18.62                         $18.16

-----------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
-----------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR       5 YEARS        SINCE INCEPTION 8/01/08
          3.76%            18.83%        12.24%                8.02%

-----------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
-----------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
    14.17%                    12.85%                           8.00%

-----------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/16**
-----------------------------------------------------------------------------------
                                     0.75%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       LIPPER EQUITY           USAA INCOME STOCK
                           RUSSELL 1000                 INCOME FUNDS           FUND INSTITUTIONAL
                           VALUE INDEX                     INDEX                     SHARES
 7/31/2008                  $10,000.00                  $10,000.00                 $10,000.00
 8/31/2008                   10,169.88                   10,108.31                  10,208.00
 9/30/2008                    9,422.68                    9,309.73                   9,550.00
10/31/2008                    7,791.50                    7,790.03                   7,915.00
11/30/2008                    7,232.78                    7,267.31                   7,424.00
12/31/2008                    7,333.17                    7,416.05                   7,586.00
 1/31/2009                    6,489.93                    6,746.50                   6,839.00
 2/28/2009                    5,622.81                    6,003.90                   5,986.00
 3/31/2009                    6,103.58                    6,494.84                   6,424.00
 4/30/2009                    6,757.83                    7,110.06                   6,972.00
 5/31/2009                    7,175.71                    7,529.88                   7,333.00
 6/30/2009                    7,122.72                    7,514.85                   7,281.00
 7/31/2009                    7,705.72                    8,085.96                   7,833.00
 8/31/2009                    8,108.77                    8,446.54                   8,153.00
 9/30/2009                    8,422.06                    8,699.21                   8,413.00
10/31/2009                    8,164.31                    8,558.14                   8,264.00
11/30/2009                    8,624.47                    9,012.47                   8,702.00
12/31/2009                    8,777.10                    9,185.06                   8,872.00
 1/31/2010                    8,530.25                    8,891.31                   8,607.00
 2/28/2010                    8,799.51                    9,130.08                   8,847.00
 3/31/2010                    9,372.36                    9,647.12                   9,361.00
 4/30/2010                    9,614.87                    9,772.58                   9,477.00
 5/31/2010                    8,824.57                    9,037.85                   8,703.00
 6/30/2010                    8,327.80                    8,594.20                   8,212.00
 7/31/2010                    8,891.57                    9,203.56                   8,763.00
 8/31/2010                    8,511.11                    8,846.75                   8,438.00
 9/30/2010                    9,171.43                    9,554.73                   9,176.00
10/31/2010                    9,446.63                    9,840.23                   9,554.00
11/30/2010                    9,396.63                    9,794.78                   9,478.00
12/31/2010                   10,138.07                   10,474.37                  10,041.00
 1/31/2011                   10,367.40                   10,703.56                  10,344.00
 2/28/2011                   10,749.80                   11,052.89                  10,773.00
 3/31/2011                   10,792.50                   11,087.38                  10,778.00
 4/30/2011                   11,079.89                   11,445.63                  11,192.00
 5/31/2011                   10,962.82                   11,341.23                  11,065.00
 6/30/2011                   10,738.04                   11,144.74                  10,913.00
 7/31/2011                   10,381.87                   10,819.50                  10,592.00
 8/31/2011                    9,733.98                   10,269.90                   9,991.00
 9/30/2011                    8,998.35                    9,580.42                   9,342.00
10/31/2011                   10,028.59                   10,537.38                  10,302.00
11/30/2011                    9,976.61                   10,558.35                  10,336.00
12/31/2011                   10,177.66                   10,752.80                  10,441.00
 1/31/2012                   10,562.68                   11,095.25                  10,817.00
 2/29/2012                   10,983.74                   11,493.06                  11,269.00
 3/31/2012                   11,309.35                   11,750.97                  11,584.00
 4/30/2012                   11,194.02                   11,707.86                  11,482.00
 5/31/2012                   10,537.59                   11,039.21                  10,839.00
 6/30/2012                   11,060.78                   11,502.34                  11,294.00
 7/31/2012                   11,175.25                   11,690.49                  11,388.00
 8/31/2012                   11,417.89                   11,883.19                  11,612.00
 9/30/2012                   11,780.32                   12,145.97                  11,829.00
10/31/2012                   11,722.49                   12,068.35                  11,673.00
11/30/2012                   11,717.62                   12,090.66                  11,699.00
12/31/2012                   11,959.64                   12,225.73                  11,787.00
 1/31/2013                   12,736.97                   12,882.21                  12,446.00
 2/28/2013                   12,919.79                   13,027.39                  12,594.00
 3/31/2013                   13,431.63                   13,519.99                  13,075.00
 4/30/2013                   13,634.74                   13,831.83                  13,414.00
 5/31/2013                   13,984.68                   14,012.00                  13,719.00
 6/30/2013                   13,861.42                   13,862.49                  13,562.00
 7/31/2013                   14,609.85                   14,500.59                  14,245.00
 8/31/2013                   14,055.60                   14,049.20                  13,798.00
 9/30/2013                   14,407.70                   14,439.15                  14,154.00
10/31/2013                   15,038.66                   15,029.79                  14,813.00
11/30/2013                   15,458.21                   15,375.78                  15,103.00
12/31/2013                   15,849.72                   15,734.46                  15,450.00
 1/31/2014                   15,286.83                   15,133.58                  14,936.00
 2/28/2014                   15,947.87                   15,767.89                  15,450.00
 3/31/2014                   16,328.60                   16,055.68                  15,827.00
 4/30/2014                   16,483.77                   16,216.96                  16,018.00
 5/31/2014                   16,725.18                   16,498.23                  16,265.00
 6/30/2014                   17,162.05                   16,869.68                  16,656.00
 7/31/2014                   16,869.59                   16,503.80                  16,261.00
 8/31/2014                   17,489.63                   17,065.95                  16,858.00
 9/30/2014                   17,128.86                   16,764.48                  16,549.00
10/31/2014                   17,513.67                   17,083.97                  16,909.00
11/30/2014                   17,872.27                   17,463.82                  17,334.00
12/31/2014                   17,981.90                   17,416.92                  17,294.00
 1/31/2015                   17,263.10                   16,861.14                  16,685.00
 2/28/2015                   18,098.45                   17,678.98                  17,418.00
 3/31/2015                   17,852.08                   17,414.65                  16,967.00
 4/30/2015                   18,018.99                   17,619.87                  17,331.00
 5/31/2015                   18,235.53                   17,738.18                  17,446.00
 6/30/2015                   17,871.43                   17,309.09                  16,845.00
 7/31/2015                   17,949.78                   17,520.98                  17,135.00
 8/31/2015                   16,880.75                   16,494.71                  16,219.00
 9/30/2015                   16,371.12                   16,053.98                  15,914.00
10/31/2015                   17,606.37                   17,234.62                  17,097.00
11/30/2015                   17,673.76                   17,214.71                  17,029.00
12/31/2015                   17,293.67                   16,901.58                  16,738.00
 1/31/2016                   16,400.10                   16,228.93                  16,213.00
 2/29/2016                   16,395.92                   16,261.11                  16,364.00
 3/31/2016                   17,577.01                   17,317.46                  17,388.00
 4/30/2016                   17,946.24                   17,538.16                  17,520.00
 5/31/2016                   18,224.98                   17,770.31                  17,765.00
 6/30/2016                   18,382.58                   17,950.15                  18,189.00
 7/31/2016                   18,916.32                   18,418.57                  18,567.00
 8/31/2016                   19,062.18                   18,473.22                  18,475.00
 9/30/2016                   19,022.45                   18,399.40                  18,373.00
10/31/2016                   18,728.04                   18,101.34                  18,085.00
11/30/2016                   19,797.68                   18,875.32                  18,701.00
12/31/2016                   20,292.48                   19,325.48                  19,110.00
 1/31/2017                   20,437.04                   19,486.86                  19,265.00

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME STOCK FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URISX)

--------------------------------------------------------------------------------
                                                                     1/31/17
--------------------------------------------------------------------------------
Net Assets                                                        $5.1 Million
Net Asset Value Per Share                                            $18.63

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/17
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      3.34%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      2.51%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS***
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT       0.71%        AFTER REIMBURSEMENT       0.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INCOME        LIPPER EQUITY
                   STOCK FUND          INCOME FUNDS      RUSSELL 1000
                    R6 SHARES             INDEX          VALUE INDEX
12/1/2016           10,000.00           10,000.00         10,000.00
12/31/2016          10,251.00           10,238.49         10,249.92
 1/31/2017          10,334.00           10,323.99         10,322.94

                                   [END CHART]

                       Data from 11/30/16 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund R6 Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o TOP 10 HOLDINGS* - 1/31/17 o
                              (% of Net Assets)

JPMorgan Chase & Co. .....................................................  2.2%
Occidental Petroleum Corp. ...............................................  2.0%
Cisco Systems, Inc. ......................................................  2.0%
Johnson & Johnson ........................................................  1.9%
AbbVie, Inc. .............................................................. 1.7%
General Electric Co. .....................................................  1.7%
Pfizer, Inc. .............................................................  1.7%
Merck & Co., Inc. ........................................................  1.7%
Procter & Gamble Co. .....................................................  1.6%
Verizon Communications, Inc. .............................................  1.5%

                        o SECTOR ALLOCATION - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 16.2%
INDUSTRIALS                                                                13.8%
INFORMATION TECHNOLOGY                                                     12.4%
CONSUMER STAPLES                                                           11.5%
HEALTH CARE                                                                 9.7%
UTILITIES                                                                   8.4%
ENERGY                                                                      8.4%
TELECOMMUNICATION SERVICES                                                  5.2%
CONSUMER DISCRETIONARY                                                      4.3%
MATERIALS                                                                   2.5%
REAL ESTATE                                                                 1.9%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-21.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.3%)

              COMMON STOCKS (94.3%)

              CONSUMER DISCRETIONARY (4.3%)
              -----------------------------
              ADVERTISING (0.5%)
    150,200   Omnicom Group, Inc.                                                                     $     12,865
                                                                                                      ------------
              AUTO PARTS & EQUIPMENT (0.3%)
    164,900   Magna International, Inc.                                                                      7,137
                                                                                                      ------------
              AUTOMOBILE MANUFACTURERS (0.7%)
    132,411   Daimler AG ADR                                                                                 9,931
    804,000   Ford Motor Co.                                                                                 9,937
                                                                                                      ------------
                                                                                                            19,868
                                                                                                      ------------
              DISTRIBUTORS (0.4%)
    130,560   Genuine Parts Co.                                                                             12,639
                                                                                                      ------------
              GENERAL MERCHANDISE STORES (0.3%)
    123,800   Target Corp.                                                                                   7,983
                                                                                                      ------------
              HOME IMPROVEMENT RETAIL (0.6%)
    124,671   Home Depot, Inc.                                                                              17,152
                                                                                                      ------------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
    131,089   Carnival Corp.                                                                                 7,260
                                                                                                      ------------
              MOVIES & ENTERTAINMENT (0.6%)
    423,783   Regal Entertainment Group "A"                                                                  9,603
     78,478   Time Warner, Inc.                                                                              7,601
                                                                                                      ------------
                                                                                                            17,204
                                                                                                      ------------
              RESTAURANTS (0.6%)
    168,372   Brinker International, Inc.                                                                    7,492
     77,765   McDonald's Corp.                                                                               9,532
                                                                                                      ------------
                                                                                                            17,024
                                                                                                      ------------
              Total Consumer Discretionary                                                                 119,132
                                                                                                      ------------
              CONSUMER STAPLES (11.5%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.2%)
     61,100   Bunge Ltd.                                                                                     4,229
                                                                                                      ------------

================================================================================

                                                 PORTFOLIO OF INVESTMENTS  |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              BREWERS (0.4%)
    126,279   Molson Coors Brewing Co. "B"                                                            $     12,189
                                                                                                      ------------
              DRUG RETAIL (0.5%)
     89,180   CVS Health Corp.                                                                               7,028
     84,800   Walgreens Boots Alliance, Inc.                                                                 6,949
                                                                                                      ------------
                                                                                                            13,977
                                                                                                      ------------
              FOOD RETAIL (0.3%)
    212,700   Kroger Co.                                                                                     7,223
                                                                                                      ------------
              HOUSEHOLD PRODUCTS (2.7%)
    102,735   Colgate-Palmolive Co.                                                                          6,635
    198,336   Kimberly-Clark Corp.                                                                          24,024
    501,999   Procter & Gamble Co.                                                                          43,975
                                                                                                      ------------
                                                                                                            74,634
                                                                                                      ------------
              HYPERMARKETS & SUPER CENTERS (1.1%)
    450,940   Wal-Mart Stores, Inc.                                                                         30,096
                                                                                                      ------------
              PACKAGED FOODS & MEAT (1.6%)
    154,300   B&G Foods, Inc.                                                                                6,843
    257,552   Campbell Soup Co.                                                                             16,028
    244,710   Kraft Heinz Co.                                                                               21,850
                                                                                                      ------------
                                                                                                            44,721
                                                                                                      ------------
              PERSONAL PRODUCTS (0.5%)
    374,200   Unilever N.V.                                                                                 15,211
                                                                                                      ------------
              SOFT DRINKS (1.1%)
    313,200   Coca-Cola Co.                                                                                 13,019
    234,722   Coca-Cola European Partners plc                                                                8,105
     99,882   PepsiCo, Inc.                                                                                 10,366
                                                                                                      ------------
                                                                                                            31,490
                                                                                                      ------------
              TOBACCO (3.1%)
    344,592   Altria Group, Inc.                                                                            24,528
    349,573   Philip Morris International, Inc.                                                             33,604
    453,748   Reynolds American, Inc.                                                                       27,284
                                                                                                      ------------
                                                                                                            85,416
                                                                                                      ------------
              Total Consumer Staples                                                                       319,186
                                                                                                      ------------
              ENERGY (8.4%)
              -------------
              INTEGRATED OIL & GAS (5.7%)
    342,100   Chevron Corp.                                                                                 38,093
    324,658   Exxon Mobil Corp.                                                                             27,236
    819,201   Occidental Petroleum Corp.                                                                    55,517

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    650,014   Royal Dutch Shell plc ADR "A"                                                           $     35,354
                                                                                                      ------------
                                                                                                           156,200
                                                                                                      ------------
              OIL & GAS DRILLING (0.3%)
    101,000   Helmerich & Payne, Inc.                                                                        7,187
                                                                                                      ------------
              OIL & GAS EQUIPMENT & SERVICES (0.8%)
     98,100   Halliburton Co.                                                                                5,550
    194,900   Schlumberger Ltd.                                                                             16,315
                                                                                                      ------------
                                                                                                            21,865
                                                                                                      ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
    216,100   ConocoPhillips                                                                                10,537
    408,800   Marathon Oil Corp.                                                                             6,847
                                                                                                      ------------
                                                                                                            17,384
                                                                                                      ------------
              OIL & GAS STORAGE & TRANSPORTATION (1.0%)
    617,126   Enterprise Products Partners, LP                                                              17,483
    271,107   Spectra Energy Corp.                                                                          11,292
                                                                                                      ------------
                                                                                                            28,775
                                                                                                      ------------
              Total Energy                                                                                 231,411
                                                                                                      ------------
              FINANCIALS (16.2%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.3%)
    288,700   Bank of New York Mellon Corp.                                                                 12,913
     34,245   BlackRock, Inc.                                                                               12,807
    141,900   State Street Corp.                                                                            10,813
                                                                                                      ------------
                                                                                                            36,533
                                                                                                      ------------
              CONSUMER FINANCE (0.6%)
    439,613   Synchrony Financial                                                                           15,747
                                                                                                      ------------
              DIVERSIFIED BANKS (5.6%)
  1,668,400   Bank of America Corp.                                                                         37,773
    104,876   Commonwealth Bank of Australia ADR                                                             6,512
    735,300   JPMorgan Chase & Co.                                                                          62,228
    508,576   U.S. Bancorp                                                                                  26,776
    406,102   Wells Fargo & Co.                                                                             22,876
                                                                                                      ------------
                                                                                                           156,165
                                                                                                      ------------
              INSURANCE BROKERS (1.2%)
    352,439   Arthur J. Gallagher & Co.                                                                     18,972
    196,909   Marsh & McLennan Companies, Inc.                                                              13,394
                                                                                                      ------------
                                                                                                            32,366
                                                                                                      ------------
              INVESTMENT BANKING & BROKERAGE (0.5%)
    320,500   Morgan Stanley                                                                                13,618
                                                                                                      ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.4%)
    194,100   MetLife, Inc.                                                                           $     10,561
                                                                                                      ------------
              MULTI-LINE INSURANCE (0.4%)
    595,723   Allianz SE ADR                                                                                10,106
                                                                                                      ------------
              PROPERTY & CASUALTY INSURANCE (2.0%)
    135,900   Allstate Corp.                                                                                10,221
    156,600   Chubb Ltd.                                                                                    20,592
    399,900   Progressive Corp.                                                                             14,972
    222,500   XL Group Ltd.                                                                                  8,359
                                                                                                      ------------
                                                                                                            54,144
                                                                                                      ------------
              REGIONAL BANKS (2.8%)
    146,500   BB&T Corp.                                                                                     6,767
    544,300   Fifth Third Bancorp                                                                           14,206
    763,200   KeyCorp                                                                                       13,715
     77,052   M&T Bank Corp.                                                                                12,526
    532,226   People's United Financial, Inc.                                                                9,979
    177,300   PNC Financial Services Group, Inc.                                                            21,358
                                                                                                      ------------
                                                                                                            78,551
                                                                                                      ------------
              SPECIALIZED FINANCE (1.4%)
    330,457   CME Group, Inc.                                                                               40,012
                                                                                                      ------------
              Total Financials                                                                             447,803
                                                                                                      ------------
              HEALTH CARE (9.7%)
              -----------------
              BIOTECHNOLOGY (1.9%)
    792,206   AbbVie, Inc.                                                                                  48,411
     64,800   Gilead Sciences, Inc.                                                                          4,695
                                                                                                      ------------
                                                                                                            53,106
                                                                                                      ------------
              HEALTH CARE EQUIPMENT (1.1%)
    404,271   Medtronic plc                                                                                 30,733
                                                                                                      ------------
              MANAGED HEALTH CARE (0.8%)
    137,637   UnitedHealth Group, Inc.                                                                      22,311
                                                                                                      ------------
              PHARMACEUTICALS (5.9%)
    470,405   Johnson & Johnson                                                                             53,274
    745,126   Merck & Co., Inc.                                                                             46,190
    197,500   Novartis AG ADR                                                                               14,599
  1,488,267   Pfizer, Inc.                                                                                  47,223
                                                                                                      ------------
                                                                                                           161,286
                                                                                                      ------------
              Total Health Care                                                                            267,436
                                                                                                      ------------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------

              INDUSTRIALS (13.8%)
              -------------------
              AEROSPACE & DEFENSE (4.2%)
    113,356   Boeing Co.                                                                              $     18,525
     64,923   General Dynamics Corp.                                                                        11,756
    103,107   Lockheed Martin Corp.                                                                         25,914
    205,921   Raytheon Co.                                                                                  29,686
    284,495   United Technologies Corp.                                                                     31,200
                                                                                                      ------------
                                                                                                           117,081
                                                                                                      ------------
              AIR FREIGHT & LOGISTICS (0.8%)
    214,979   United Parcel Service, Inc. "B"                                                               23,461
                                                                                                      ------------
              BUILDING PRODUCTS (0.5%)
    293,581   Johnson Controls International plc                                                            12,912
                                                                                                      ------------
              COMMERCIAL PRINTING (0.7%)
    248,991   Deluxe Corp.                                                                                  18,139
                                                                                                      ------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     76,000   Caterpillar, Inc.                                                                              7,270
                                                                                                      ------------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.9%)
    531,957   Eaton Corp. plc                                                                               37,652
    244,710   Emerson Electric Co.                                                                          14,354
                                                                                                      ------------
                                                                                                            52,006
                                                                                                      ------------
              ENVIRONMENTAL & FACILITIES SERVICES (1.7%)
    452,061   Republic Services, Inc.                                                                       25,939
    304,639   Waste Management, Inc.                                                                        21,173
                                                                                                      ------------
                                                                                                            47,112
                                                                                                      ------------
              INDUSTRIAL CONGLOMERATES (2.9%)
    119,858   3M Co.                                                                                        20,953
  1,617,603   General Electric Co.                                                                          48,043
     84,899   Honeywell International, Inc.                                                                 10,045
                                                                                                      ------------
                                                                                                            79,041
                                                                                                      ------------
              INDUSTRIAL MACHINERY (0.6%)
     56,200   Parker-Hannifin Corp.                                                                          8,269
     77,500   Stanley Black & Decker, Inc.                                                                   9,610
                                                                                                      ------------
                                                                                                            17,879
                                                                                                      ------------
              RAILROADS (0.2%)
     66,000   Union Pacific Corp.                                                                            7,034
                                                                                                      ------------
              Total Industrials                                                                            381,935
                                                                                                      ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (12.4%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (2.0%)
  1,788,965   Cisco Systems, Inc.                                                                     $     54,957
                                                                                                      ------------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
    186,208   Automatic Data Processing, Inc.                                                               18,805
    222,593   Paychex, Inc.                                                                                 13,420
                                                                                                      ------------
                                                                                                            32,225
                                                                                                      ------------

              SEMICONDUCTORS (4.8%)
    154,817   Analog Devices, Inc.                                                                          11,602
    757,714   Intel Corp.                                                                                   27,899
    441,600   Maxim Integrated Products, Inc.                                                               19,642
    246,137   Microchip Technology, Inc.                                                                    16,577
    557,131   QUALCOMM, Inc.                                                                                29,768
    353,006   Texas Instruments, Inc.                                                                       26,666
                                                                                                      ------------
                                                                                                           132,154
                                                                                                      ------------

              SYSTEMS SOFTWARE (2.5%)
    605,115   Microsoft Corp.                                                                               39,121
    734,302   Oracle Corp.                                                                                  29,453
                                                                                                      ------------
                                                                                                            68,574
                                                                                                      ------------

              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
    182,412   Apple, Inc.                                                                                   22,136
    288,600   Hewlett Packard Enterprise Co.                                                                 6,545
  1,324,700   HP, Inc.                                                                                      19,937
     88,900   Western Digital Corp.                                                                          7,088
                                                                                                      ------------
                                                                                                            55,706
                                                                                                      ------------
              Total Information Technology                                                                 343,616
                                                                                                      ------------
              MATERIALS (2.5%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     34,600   LyondellBasell Industries N.V. "A"                                                             3,227
                                                                                                      ------------
              DIVERSIFIED CHEMICALS (1.4%)
    527,209   Dow Chemical Co.                                                                              31,437
    348,400   Huntsman Corp.                                                                                 7,104
                                                                                                      ------------
                                                                                                            38,541
                                                                                                      ------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     83,472   Agrium, Inc.                                                                                   8,590
                                                                                                      ------------
              GOLD (0.3%)
    725,600   Tahoe Resources, Inc.                                                                          6,632
                                                                                                      ------------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PAPER PACKAGING (0.4%)
    239,716   Bemis Co., Inc.                                                                         $     11,679
                                                                                                      ------------
              Total Materials                                                                               68,669
                                                                                                      ------------
              REAL ESTATE (1.9%)
              ------------------
              REITs - HEALTH CARE (0.9%)
    364,568   Welltower, Inc.                                                                               24,171
                                                                                                      ------------
              REITs - INDUSTRIAL (0.1%)
    123,800   Duke Realty Corp.                                                                              3,012
                                                                                                      ------------
              REITs - OFFICE (0.1%)
     21,900   Boston Properties, Inc.                                                                        2,867
                                                                                                      ------------
              REITs - RESIDENTIAL (0.1%)
     39,900   Equity Residential                                                                             2,425
                                                                                                      ------------
              REITs - RETAIL (0.1%)
     13,500   Simon Property Group, Inc.                                                                     2,481
                                                                                                      ------------
              REITs - SPECIALIZED (0.6%)
     10,900   Public Storage                                                                                 2,343
    421,643   Iron Mountain, Inc.                                                                           15,095
                                                                                                      ------------
                                                                                                            17,438
                                                                                                      ------------
              Total Real Estate                                                                             52,394
                                                                                                      ------------
              TELECOMMUNICATION SERVICES (5.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (3.2%)
    904,110   AT&T, Inc.                                                                                    38,117
    316,767   CenturyLink, Inc.                                                                              8,192
    845,034   Verizon Communications, Inc.                                                                  41,415
                                                                                                      ------------
                                                                                                            87,724
                                                                                                      ------------
              WIRELESS TELECOMMUNICATION SERVICES (2.0%)
    430,900   Rogers Communications, Inc. "B"                                                               18,701
  1,449,659   Vodafone Group plc ADR                                                                        36,096
                                                                                                      ------------
                                                                                                            54,797
                                                                                                      ------------
              Total Telecommunication Services                                                             142,521
                                                                                                      ------------
              UTILITIES (8.4%)
              ----------------
              ELECTRIC UTILITIES (4.5%)
    110,700   American Electric Power Co., Inc.                                                              7,091
    414,727   Duke Energy Corp.                                                                             32,573
    101,500   Edison International                                                                           7,397
    254,698   Entergy Corp.                                                                                 18,247
    302,499   Eversource Energy                                                                             16,734
     57,200   NextEra Energy, Inc.                                                                           7,077

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    725,427   PPL Corp.                                                                              $      25,274
    188,348   Southern Co.                                                                                   9,310
                                                                                                     -------------
                                                                                                           123,703
                                                                                                     -------------
              MULTI-UTILITIES (3.9%)
    421,643   Ameren Corp.                                                                                  22,199
    378,123   CMS Energy Corp.                                                                              16,108
    226,161   Dominion Resources, Inc.                                                                      17,252
    401,667   NiSource, Inc.                                                                                 8,985
    137,694   SCANA Corp.                                                                                    9,460
    218,313   Vectren Corp.                                                                                 11,983
    394,532   WEC Energy Group, Inc.                                                                        23,297
                                                                                                     -------------
                                                                                                           109,284
                                                                                                     -------------
              Total Utilities                                                                              232,987
                                                                                                     -------------
              Total Common Stocks                                                                        2,607,090
                                                                                                     -------------
              Total Equity Securities (cost: $2,037,605)                                                 2,607,090
                                                                                                     -------------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                 COUPON
(000)                                                                   RATE       MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (5.8%)

              COMMERCIAL PAPER (3.5%)

              FINANCIALS (3.5%)
              -----------------
              ASSET-BACKED FINANCING (3.5%)
   $ 13,500   Gotham Funding Corp.(b),(c)                               0.78%     2/06/2017                 13,498
     13,000   Liberty Street Funding, LLC(b),(c)                        0.75      2/08/2017                 12,998
      4,000   LMA Americas, LLC(b),(c)                                  0.72      2/06/2017                  4,000
     10,000   LMA Americas, LLC(b),(c)                                  0.77      2/08/2017                  9,998
      5,004   Manhattan Asset Funding Co.(b),(c)                        0.80      2/24/2017                  5,001
      6,000   Nieuw Amsterdam Receivables Corp.(b),(c)                  0.72      2/01/2017                  6,000
      3,600   Nieuw Amsterdam Receivables Corp.(b),(c)                  0.74      2/03/2017                  3,600
      3,868   Ridgefield Funding Co., LLC(b),(c)                        0.75      2/01/2017                  3,868
      6,000   Ridgefield Funding Co., LLC(b),(c)                        0.80      2/02/2017                  6,000
      4,000   Ridgefield Funding Co., LLC(b),(c)                        0.78      2/03/2017                  4,000
      9,147   Sheffield Receivables(b),(c)                              0.81      2/01/2017                  9,147
     10,000   Victory Receivables Corp.(b),(c)                          0.75      2/03/2017                 10,000
      3,500   Victory Receivables Corp.(b),(c)                          0.80      2/07/2017                  3,499
      5,000   Working Capital Management Co.(b),(c)                     0.78      2/13/2017                  4,999
                                                                                                     -------------
              Total Commercial Paper                                                                        96,608
                                                                                                     -------------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.3%)
 62,560,686   State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(a)          $      62,561
                                                                                                     -------------
              Total Money Market Instruments (cost: $159,169)                                              159,169
                                                                                                     -------------

              TOTAL INVESTMENTS (COST: $2,196,774)                                                   $   2,766,259
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
Assets                                             LEVEL 1          LEVEL 2           LEVEL 3                Total
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                 $2,607,090          $     -                $-           $2,607,090
Money Market Instruments:
  Commercial Paper                                       -           96,608                 -               96,608
  Government & U.S. Treasury
     Money Market Funds                             62,561                -                 -               62,561
------------------------------------------------------------------------------------------------------------------
Total                                           $2,669,651          $96,608                $-           $2,766,259
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.5% of net assets at January 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

        approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,196,774)             $2,766,259
   Receivables:
      Capital shares sold                                                           3,551
      USAA Asset Management Company (Note 6D)                                           3
      Dividends and interest                                                        4,475
      Securities sold                                                               7,014
                                                                               ----------
         Total assets                                                           2,781,302
                                                                               ----------
LIABILITIES
   Payables:
      Securities purchased                                                         11,410
      Capital shares redeemed:
         Affiliated transactions (Note 7)                                           1,984
         Nonaffiliated transactions                                                 1,940
   Accrued management fees                                                          1,176
   Accrued transfer agent's fees                                                       24
   Other accrued expenses and payables                                                167
                                                                               ----------
         Total liabilities                                                         16,701
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,764,601
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $2,169,605
   Accumulated undistributed net investment income                                  1,101
   Accumulated net realized gain on investments                                    24,410
   Net unrealized appreciation of investments                                     569,485
                                                                               ----------
            Net assets applicable to capital shares outstanding                $2,764,601
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,586,915/85,157
         capital shares outstanding, no par value)                             $    18.64
                                                                               ==========
      Institutional Shares (net assets of $1,172,560/62,980
         capital shares outstanding, no par value)                             $    18.62
                                                                               ==========
      R6 Shares (net assets of $5,126/275
         capital shares outstanding, no par value)                             $    18.63
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $201)                              $42,769
   Interest                                                                           278
                                                                                  -------
      Total income                                                                 43,047
                                                                                  -------
EXPENSES
   Management fees                                                                  6,808
   Administration and servicing fees:
      Fund Shares                                                                   1,175
      Institutional Shares                                                            578
   Transfer agent's fees:
      Fund Shares                                                                     717
      Institutional Shares                                                            578
   Custody and accounting fees:
      Fund Shares                                                                      87
      Institutional Shares                                                             63
   Postage:
      Fund Shares                                                                      45
      Institutional Shares                                                             17
   Shareholder reporting fees:
      Fund Shares                                                                      23
      Institutional Shares                                                              3
   Trustees' fees                                                                      15
   Registration fees:
      Fund Shares                                                                      19
      Institutional Shares                                                             20
      R6 Shares*                                                                        4
   Professional fees                                                                  119
   Other                                                                               27
                                                                                  -------
         Total expenses                                                            10,298
   Expenses paid indirectly:
      Fund Shares                                                                      (6)
      Institutional Shares                                                             (4)
   Expenses reimbursed:
      R6 Shares*                                                                       (3)
                                                                                  -------
         Net expenses                                                              10,285
                                                                                  -------
NET INVESTMENT INCOME                                                              32,762
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                  62,248
      Foreign currency transactions                                                    (5)
   Change in net unrealized appreciation/(depreciation)                             4,846
                                                                                  -------
      Net realized and unrealized gain                                             67,089
                                                                                  -------
   Increase in net assets resulting from operations                               $99,851
                                                                                  =======

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended July
31, 2016

-----------------------------------------------------------------------------------------
                                                               1/31/2017        7/31/2016
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                     $    32,762       $   62,615
   Net realized gain on investments                               62,248          (19,738)
   Net realized loss on foreign currency transactions                 (5)              (5)
   Change in net unrealized appreciation/(depreciation)
      of investments                                               4,846          165,561
                                                             ----------------------------
      Increase in net assets resulting from operations            99,851          208,433
                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                (18,347)         (36,086)
      Institutional Shares                                       (13,787)         (25,098)
      R6 Shares*                                                     (40)               -
                                                             ----------------------------
         Total distributions of net investment income            (32,174)         (61,184)
                                                             ----------------------------
   Net realized gains:
      Fund Shares                                                      -          (53,051)
      Institutional Shares                                             -          (31,658)
                                                             ----------------------------
         Total distributions of net realized gains                     -          (84,709)
                                                             ----------------------------
      Distributions to shareholders                              (32,174)        (145,893)
                                                             ----------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                   (16,605)        (111,868)
   Institutional Shares                                          (14,756)          34,815
   R6 Shares*                                                      5,000                -
                                                             ----------------------------
      Total net decrease in net assets from
         capital share transactions                              (26,361)         (77,053)
                                                             ----------------------------
   Capital contribution from USAA Transfer
      Agency Company:
      Fund Shares                                                      -                2
                                                             ----------------------------
   Net increase (decrease) in net assets                          41,316          (14,511)

NET ASSETS
   Beginning of period                                         2,723,285        2,737,796
                                                             ----------------------------
   End of period                                             $ 2,764,601       $2,723,285
                                                             ============================
Accumulated undistributed net investment income:
   End of period                                             $     1,101       $      513
                                                             ============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of three classes of shares: Income Stock Fund Shares (Fund Shares), Income Stock Fund Institutional Shares (Institutional Shares), and effective December 1, 2016, a new share class designated Income Stock Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

        or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

        the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $6,000 and $4,000, respectively. For the period from December 1, 2016, to January 31, 2017, the R6 Shares did not receive any commission recapture credits. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $10,000, which represents 3.7% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $330,953,000 and $401,758,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $627,218,000 and $57,733,000, respectively, resulting in net unrealized appreciation of $569,485,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            SIX-MONTH PERIOD ENDED            YEAR ENDED
                                               JANUARY 31, 2017              JULY 31, 2016
    ------------------------------------------------------------------------------------------
                                            SHARES          AMOUNT       SHARES         AMOUNT
                                            --------------------------------------------------
    FUND SHARES:
    Shares sold                              3,358       $  61,160        6,314      $ 107,451
    Shares issued from
      reinvested dividends                     952          17,519        5,133         85,652
    Shares redeemed                         (5,240)        (95,284)     (18,542)      (304,971)
                                            --------------------------------------------------
    Net decrease from
      capital share transactions              (930)      $ (16,605)      (7,095)     $(111,868)
                                            ==================================================
    INSTITUTIONAL SHARES:
    Shares sold                              3,665       $  66,327       15,514      $ 251,481
    Shares issued from
      reinvested dividends                     750          13,786        3,401         56,752
    Shares redeemed                         (5,218)        (94,869)     (15,938)      (273,418)
                                            --------------------------------------------------
    Net increase (decrease) from
      capital share transactions              (803)      $ (14,756)       2,977      $  34,815
                                            ==================================================
    R6 SHARES
    (COMMENCED ON DECEMBER 1, 2016):
    Shares sold                                275       $   5,000            -      $       -
    Shares issued from
      reinvested dividends                       -               -            -              -
    Shares redeemed                              -               -            -              -
                                            --------------------------------------------------
    Net increase from capital
      share transactions                       275       $   5,000            -      $       -
                                            ==================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

    approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for the periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $6,808,000. For the six-month period ended January 31, 2017, (and for the period from December 1, 2016, to January 31, 2016, for the R6 Shares) the Fund Shares, Institutional Shares, and R6 Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $1,702,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, 0.10% of average

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,175,000, $578,000, and less than $500, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $30,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.65% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. For the period from December 1, 2016, to January 31, 2017, the R6 Shares incurred reimbursable expenses of $3,000, of which all was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $717,000, $578,000 and less than $500, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the Fund recorded a payable for capital shares redeemed of $1,984,000 for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.4
Target Retirement Income                                                0.3
Target Retirement 2020                                                  0.9
Target Retirement 2030                                                  2.4
Target Retirement 2040                                                  3.0
Target Retirement 2050                                                  1.7
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 275,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------------------
                                  2017            2016            2015            2014            2013            2012
                            ------------------------------------------------------------------------------------------
Net asset value at
 beginning of period        $    18.18      $    17.79      $    17.72      $    16.29      $    13.26      $    12.53
                            ------------------------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income             .22             .40             .44             .47             .24             .18
 Net realized and
   unrealized gain                 .46             .97             .51            1.77            3.03             .73
                            ------------------------------------------------------------------------------------------
Total from investment
 operations                        .68            1.37             .95            2.24            3.27             .91
                            ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.22)           (.40)           (.46)           (.45)           (.24)           (.18)
 Realized capital gains              -            (.58)           (.42)           (.36)              -               -
                            ------------------------------------------------------------------------------------------
Total distributions               (.22)           (.98)           (.88)           (.81)           (.24)           (.18)
                            ------------------------------------------------------------------------------------------
Net asset value at
 end of period              $    18.64      $    18.18      $    17.79      $    17.72      $    16.29      $    13.26
                            ==========================================================================================
Total return (%)*                 3.73            8.29            5.36           14.06           24.89            7.34
Net assets at
 end of period (000)        $1,586,915      $1,564,900      $1,657,268      $1,640,134      $1,453,425      $1,680,648
Ratios to average
 net assets:**
 Expenses (%)(a)                   .78(c)          .80             .79             .80             .85             .85
 Net investment
  income (%)                      2.39(c)         2.42            2.38            2.77            1.67            1.43
Portfolio turnover (%)              13              19              12(b)           57              64              42

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,552,952,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------------------
                                  2017            2016            2015            2014            2013            2012
                            ------------------------------------------------------------------------------------------
Net asset value at
 beginning of period        $    18.16      $    17.77      $    17.71      $    16.28        $  13.25        $  12.52
                            ------------------------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income             .22             .40             .45             .49             .26             .20
 Net realized and
   unrealized gain                 .46             .98             .50            1.76            3.03             .73
                            ------------------------------------------------------------------------------------------
Total from
 investment operations             .68            1.38             .95            2.25            3.29             .93
                            ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.22)           (.41)           (.47)           (.46)           (.26)           (.20)
 Realized capital gains              -            (.58)           (.42)           (.36)              -               -
                            ------------------------------------------------------------------------------------------
Total distributions               (.22)           (.99)           (.89)           (.82)           (.26)           (.20)
                            ------------------------------------------------------------------------------------------
Net asset value at
 end of period              $    18.62      $    18.16      $    17.77      $    17.71        $  16.28        $  13.25
                            ==========================================================================================
Total return (%)*                 3.76            8.36            5.37           14.16           25.08            7.52
Net assets at
 end of period (000)        $1,172,560      $1,158,385      $1,080,528      $1,037,014        $880,414        $249,551
Ratios to average
 net assets:**
 Expenses (%)(a)                   .73(c)          .75             .73             .73             .73             .71
 Net investment
  income (%)                      2.43(c)         2.47            2.45            2.85            1.83            1.56
Portfolio turnover (%)              13              19              12(b)           57              64              42

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,145,793,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                             PERIOD ENDED
                                                                                              JANUARY 31,
                                                                                             ------------
                                                                                                 2017***
                                                                                             ------------
Net asset value at beginning of period                                                         $18.17
                                                                                               ------
Income from investment operations:
 Net investment income                                                                            .06
 Net realized and unrealized gain                                                                 .55
                                                                                               ------
Total from investment operations                                                                  .61
                                                                                               ------
Less distributions from:
 Net investment income                                                                           (.15)
                                                                                               ------
Net asset value at end of period                                                               $18.63
                                                                                               ======
Total return (%)*                                                                                3.34
Net assets at end of period (000)                                                              $5,126
Ratios to average net assets:**
  Expenses (%)(a)                                                                                 .65
  Expenses, excluding reimbursements (%)(a)                                                      1.06
  Net investment income (%)(a)                                                                   1.86
Portfolio turnover (%)                                                                             13

   * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
  ** For the period ended January 31, 2017, average net assets were
     $5,113,000.
 *** R6 Shares commenced operations on December 1, 2016.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017, for Fund Shares and Institutional Shares and the period of December 1, 2016, through January 31, 2017, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                            EXPENSE EXAMPLE | 45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2016 -
                                       AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                       --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,037.30                $3.95

Hypothetical
 (5% return before expenses)               1,000.00               1,021.32                 3.92

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,037.60                 3.75

Hypothetical
 (5% return before expenses)               1,000.00               1,021.53                 3.72

R6 SHARES**
Actual                                     1,000.00               1,033.40                 1.10

Hypothetical
 (5% return before expenses)               1,000.00               1,007.27                 1.09

* Expenses are equal to the annualized expense ratio of 0.78% for Fund Shares, 0.73% for Institutional Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for the Fund Shares and Institutional Shares (to reflect the one-half-year period) or 61 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 3.73% for Fund Shares and 3.76% for Institutional Shares for the six-month period of August 1, 2016, through January 31, 2017, and 3.34% for R6 Shares for the period of December 1, 2016, through January 31, 2017.

**R6 Shares commenced operations on December 1, 2016.

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23422-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

 ========================================================================

         SEMIANNUAL REPORT
         USAA INTERMEDIATE-TERM BOND FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JANUARY 31, 2017

 ========================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Portfolio of Investments                                                  21

    Notes to Portfolio of Investments                                         48

    Financial Statements                                                      54

    Notes to Financial Statements                                             58

EXPENSE EXAMPLE                                                               80

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202730-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                              JOHN SPEAR, CFA*
    BRIAN W. SMITH, CFA, CPA                        KURT DAUM, JD*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first part of the reporting period was relatively uneventful, with investors focused mainly on mixed U.S. economic data and the timing of a potential Federal Reserve (the Fed) interest rate increase. In early November 2016, however, the market environment changed. U.S. Treasury securities sold off as interest rates increased. (Bond prices and interest rates move in opposite directions.) At the same time, U.S. stocks rallied. The upward trend in stocks and the sell-off in the U.S. Treasury market were driven by the Republican sweep in the November 8, 2016 U.S. elections, which appeared to release "animal spirits." "Animal spirits" is a term used by economist John Maynard Keynes to describe emotional mindsets. Investors seemed pleased by a stronger outlook for economic growth based on the potential for Republican-led fiscal policy, lower taxes, and less regulation, though at the end of the reporting period, it remained unclear what policies would actually be proposed and/or implemented. An increase in inflation expectations also contributed to the rise in interest rates. Inflation seemed likely to increase after the Organization of the Petroleum Exporting Countries (OPEC) agreed to cut production, leading crude oil prices to rise. However, economic data remained contradictory, with better-than-expected third-quarter U.S. Gross Domestic Product results giving way to weaker-than-expected fourth-quarter numbers. In December 2016, the Fed raised the federal funds target rate by 0.25% to a range between 0.50% and 0.75%.

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Policymakers suggested that three interest rate increases could take place during 2017 and said they eventually plan to address the size of their balance sheet. During the reporting period, lower-rated credits outperformed higher-rated credits. Notably, while most fixed income sectors generated negative returns during the reporting period, high-yield bonds recorded solid gains. Most spread sectors, such as corporate bonds, taxable municipal bonds, and commercial mortgage-backed securities, performed better than U.S. Treasuries.

    U.S. Treasury yields across all maturities ended the reporting period higher than they began. Shorter-duration securities outperformed longer-duration securities. The yield on the bellwether 10-year U.S. Treasury rose from 1.46% on July 29, 2016, and finished the period at 2.45%.

                         o 10-YEAR U.S. TREASURY YIELD o

                     [CHART OF 10-YEAR U.S. TREASURY YIELD]

                                                                      YIELD IN PERCENT
  2/1/2016                                                                  1.95%
  2/2/2016                                                                  1.84
  2/3/2016                                                                  1.89
  2/4/2016                                                                  1.84
  2/5/2016                                                                  1.84
  2/8/2016                                                                  1.75
  2/9/2016                                                                  1.73
 2/10/2016                                                                  1.67
 2/11/2016                                                                  1.66
 2/12/2016                                                                  1.75
 2/15/2016                                                                  1.75
 2/16/2016                                                                  1.77
 2/17/2016                                                                  1.82
 2/18/2016                                                                  1.74
 2/19/2016                                                                  1.74
 2/22/2016                                                                  1.75
 2/23/2016                                                                  1.72
 2/24/2016                                                                  1.75
 2/25/2016                                                                  1.72
 2/26/2016                                                                  1.76
 2/29/2016                                                                  1.73
  3/1/2016                                                                  1.82
  3/2/2016                                                                  1.84
  3/3/2016                                                                  1.83
  3/4/2016                                                                  1.87
  3/7/2016                                                                  1.91
  3/8/2016                                                                  1.83
  3/9/2016                                                                  1.88
 3/10/2016                                                                  1.93
 3/11/2016                                                                  1.98
 3/14/2016                                                                  1.96
 3/15/2016                                                                  1.97
 3/16/2016                                                                  1.91
 3/17/2016                                                                  1.90
 3/18/2016                                                                  1.87
 3/21/2016                                                                  1.92
 3/22/2016                                                                  1.94
 3/23/2016                                                                  1.88
 3/24/2016                                                                  1.90
 3/25/2016                                                                  1.90
 3/28/2016                                                                  1.89
 3/29/2016                                                                  1.80
 3/30/2016                                                                  1.82
 3/31/2016                                                                  1.77
  4/1/2016                                                                  1.77
  4/4/2016                                                                  1.76
  4/5/2016                                                                  1.72
  4/6/2016                                                                  1.75
  4/7/2016                                                                  1.69
  4/8/2016                                                                  1.72
 4/11/2016                                                                  1.73
 4/12/2016                                                                  1.78
 4/13/2016                                                                  1.76
 4/14/2016                                                                  1.79
 4/15/2016                                                                  1.75
 4/18/2016                                                                  1.77
 4/19/2016                                                                  1.79
 4/20/2016                                                                  1.85
 4/21/2016                                                                  1.86
 4/22/2016                                                                  1.89
 4/25/2016                                                                  1.91
 4/26/2016                                                                  1.93
 4/27/2016                                                                  1.85
 4/28/2016                                                                  1.82
 4/29/2016                                                                  1.83
  5/2/2016                                                                  1.87
  5/3/2016                                                                  1.80
  5/4/2016                                                                  1.78
  5/5/2016                                                                  1.75
  5/6/2016                                                                  1.78
  5/9/2016                                                                  1.75
 5/10/2016                                                                  1.76
 5/11/2016                                                                  1.74
 5/12/2016                                                                  1.75
 5/13/2016                                                                  1.70
 5/16/2016                                                                  1.75
 5/17/2016                                                                  1.77
 5/18/2016                                                                  1.85
 5/19/2016                                                                  1.85
 5/20/2016                                                                  1.84
 5/23/2016                                                                  1.84
 5/24/2016                                                                  1.86
 5/25/2016                                                                  1.87
 5/26/2016                                                                  1.83
 5/27/2016                                                                  1.85
 5/30/2016                                                                  1.85
 5/31/2016                                                                  1.85
  6/1/2016                                                                  1.84
  6/2/2016                                                                  1.80
  6/3/2016                                                                  1.70
  6/6/2016                                                                  1.74
  6/7/2016                                                                  1.72
  6/8/2016                                                                  1.70
  6/9/2016                                                                  1.69
 6/10/2016                                                                  1.64
 6/13/2016                                                                  1.61
 6/14/2016                                                                  1.61
 6/15/2016                                                                  1.57
 6/16/2016                                                                  1.58
 6/17/2016                                                                  1.61
 6/20/2016                                                                  1.69
 6/21/2016                                                                  1.71
 6/22/2016                                                                  1.69
 6/23/2016                                                                  1.75
 6/24/2016                                                                  1.56
 6/27/2016                                                                  1.44
 6/28/2016                                                                  1.47
 6/29/2016                                                                  1.52
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.44
  7/4/2016                                                                  1.44
  7/5/2016                                                                  1.38
  7/6/2016                                                                  1.37
  7/7/2016                                                                  1.39
  7/8/2016                                                                  1.36
 7/11/2016                                                                  1.43
 7/12/2016                                                                  1.51
 7/13/2016                                                                  1.47
 7/14/2016                                                                  1.54
 7/15/2016                                                                  1.55
 7/18/2016                                                                  1.58
 7/19/2016                                                                  1.55
 7/20/2016                                                                  1.58
 7/21/2016                                                                  1.56
 7/22/2016                                                                  1.57
 7/25/2016                                                                  1.57
 7/26/2016                                                                  1.56
 7/27/2016                                                                  1.50
 7/28/2016                                                                  1.50
 7/29/2016                                                                  1.45
  8/1/2016                                                                  1.52
  8/2/2016                                                                  1.56
  8/3/2016                                                                  1.54
  8/4/2016                                                                  1.50
  8/5/2016                                                                  1.59
  8/8/2016                                                                  1.59
  8/9/2016                                                                  1.55
 8/10/2016                                                                  1.51
 8/11/2016                                                                  1.56
 8/12/2016                                                                  1.51
 8/15/2016                                                                  1.56
 8/16/2016                                                                  1.57
 8/17/2016                                                                  1.55
 8/18/2016                                                                  1.54
 8/19/2016                                                                  1.58
 8/22/2016                                                                  1.54
 8/23/2016                                                                  1.55
 8/24/2016                                                                  1.56
 8/25/2016                                                                  1.57
 8/26/2016                                                                  1.63
 8/29/2016                                                                  1.56
 8/30/2016                                                                  1.57
 8/31/2016                                                                  1.58
  9/1/2016                                                                  1.57
  9/2/2016                                                                  1.60
  9/5/2016                                                                  1.60
  9/6/2016                                                                  1.53
  9/7/2016                                                                  1.54
  9/8/2016                                                                  1.60
  9/9/2016                                                                  1.67
 9/12/2016                                                                  1.66
 9/13/2016                                                                  1.73
 9/14/2016                                                                  1.70
 9/15/2016                                                                  1.69
 9/16/2016                                                                  1.69
 9/19/2016                                                                  1.71
 9/20/2016                                                                  1.69
 9/21/2016                                                                  1.65
 9/22/2016                                                                  1.62
 9/23/2016                                                                  1.62
 9/26/2016                                                                  1.58
 9/27/2016                                                                  1.56
 9/28/2016                                                                  1.57
 9/29/2016                                                                  1.56
 9/30/2016                                                                  1.59
 10/3/2016                                                                  1.62
 10/4/2016                                                                  1.69
 10/5/2016                                                                  1.70
 10/6/2016                                                                  1.74
 10/7/2016                                                                  1.72
10/10/2016                                                                  1.72
10/11/2016                                                                  1.76
10/12/2016                                                                  1.77
10/13/2016                                                                  1.74
10/14/2016                                                                  1.80
10/17/2016                                                                  1.77
10/18/2016                                                                  1.74
10/19/2016                                                                  1.74
10/20/2016                                                                  1.76
10/21/2016                                                                  1.73
10/24/2016                                                                  1.76
10/25/2016                                                                  1.76
10/26/2016                                                                  1.79
10/27/2016                                                                  1.85
10/28/2016                                                                  1.85
10/31/2016                                                                  1.83
 11/1/2016                                                                  1.83
 11/2/2016                                                                  1.80
 11/3/2016                                                                  1.81
 11/4/2016                                                                  1.78
 11/7/2016                                                                  1.83
 11/8/2016                                                                  1.85
 11/9/2016                                                                  2.06
11/10/2016                                                                  2.15
11/11/2016                                                                  2.15
11/14/2016                                                                  2.26
11/15/2016                                                                  2.22
11/16/2016                                                                  2.22
11/17/2016                                                                  2.30
11/18/2016                                                                  2.35
11/21/2016                                                                  2.32
11/22/2016                                                                  2.31
11/23/2016                                                                  2.35
11/24/2016                                                                  2.35
11/25/2016                                                                  2.36
11/28/2016                                                                  2.31
11/29/2016                                                                  2.29
11/30/2016                                                                  2.38
 12/1/2016                                                                  2.45
 12/2/2016                                                                  2.38
 12/5/2016                                                                  2.39
 12/6/2016                                                                  2.39
 12/7/2016                                                                  2.34
 12/8/2016                                                                  2.41
 12/9/2016                                                                  2.47
12/12/2016                                                                  2.47
12/13/2016                                                                  2.47
12/14/2016                                                                  2.57
12/15/2016                                                                  2.60
12/16/2016                                                                  2.59
12/19/2016                                                                  2.54
12/20/2016                                                                  2.56
12/21/2016                                                                  2.53
12/22/2016                                                                  2.55
12/23/2016                                                                  2.54
12/26/2016                                                                  2.54
12/27/2016                                                                  2.56
12/28/2016                                                                  2.51
12/29/2016                                                                  2.48
12/30/2016                                                                  2.44
  1/2/2017                                                                  2.44
  1/3/2017                                                                  2.44
  1/4/2017                                                                  2.44
  1/5/2017                                                                  2.34
  1/6/2017                                                                  2.42
  1/9/2017                                                                  2.36
 1/10/2017                                                                  2.38
 1/11/2017                                                                  2.37
 1/12/2017                                                                  2.36
 1/13/2017                                                                  2.40
 1/16/2017                                                                  2.40
 1/17/2017                                                                  2.33
 1/18/2017                                                                  2.43
 1/19/2017                                                                  2.47
 1/20/2017                                                                  2.47
 1/23/2017                                                                  2.40
 1/24/2017                                                                  2.47
 1/25/2017                                                                  2.51
 1/26/2017                                                                  2.50
 1/27/2017                                                                  2.48
 1/30/2017                                                                  2.49
 1/31/2017                                                                  2.45

                                   [END CHART]

Source: Bloomberg Finance L.P.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened, continuing a trend that began in February 2016. Credit spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index* narrowed 22 basis points from 1.38% on July 29, 2016, to 1.16% on January 31, 2017. (A basis point is 1/100(th) of a percent.) Spreads are generally considered an indication of risk; the narrower the spread, the lower the risk.

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

                 [CHART OF BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                       AVERAGE OPTION
                                                                       ADJUSTED SPREAD
  1/4/2016                                                                  1.57
  1/5/2016                                                                  1.56
  1/6/2016                                                                  1.57
  1/7/2016                                                                  1.60
  1/8/2016                                                                  1.60
 1/11/2016                                                                  1.60
 1/12/2016                                                                  1.62
 1/13/2016                                                                  1.64
 1/14/2016                                                                  1.67
 1/15/2016                                                                  1.70
 1/19/2016                                                                  1.72
 1/20/2016                                                                  1.78
 1/21/2016                                                                  1.80
 1/22/2016                                                                  1.77
 1/25/2016                                                                  1.78
 1/26/2016                                                                  1.79
 1/27/2016                                                                  1.80
 1/28/2016                                                                  1.81
 1/29/2016                                                                  1.81
  2/1/2016                                                                  1.83
  2/2/2016                                                                  1.86
  2/3/2016                                                                  1.87
  2/4/2016                                                                  1.87
  2/5/2016                                                                  1.87
  2/8/2016                                                                  1.91
  2/9/2016                                                                  1.95
 2/10/2016                                                                  1.95
 2/11/2016                                                                  2.00
 2/12/2016                                                                  2.00
 2/16/2016                                                                  1.95
 2/17/2016                                                                  1.94
 2/18/2016                                                                  1.92
 2/19/2016                                                                  1.92
 2/22/2016                                                                  1.89
 2/23/2016                                                                  1.88
 2/24/2016                                                                  1.89
 2/25/2016                                                                  1.88
 2/26/2016                                                                  1.85
 2/29/2016                                                                  1.84
  3/1/2016                                                                  1.80
  3/2/2016                                                                  1.77
  3/3/2016                                                                  1.76
  3/4/2016                                                                  1.74
  3/7/2016                                                                  1.72
  3/8/2016                                                                  1.72
  3/9/2016                                                                  1.71
 3/10/2016                                                                  1.68
 3/11/2016                                                                  1.64
 3/14/2016                                                                  1.60
 3/15/2016                                                                  1.60
 3/16/2016                                                                  1.60
 3/17/2016                                                                  1.59
 3/18/2016                                                                  1.58
 3/21/2016                                                                  1.56
 3/22/2016                                                                  1.54
 3/23/2016                                                                  1.54
 3/24/2016                                                                  1.55
 3/28/2016                                                                  1.55
 3/29/2016                                                                  1.56
 3/30/2016                                                                  1.55
 3/31/2016                                                                  1.54
  4/1/2016                                                                  1.55
  4/4/2016                                                                  1.54
  4/5/2016                                                                  1.55
  4/6/2016                                                                  1.54
  4/7/2016                                                                  1.54
  4/8/2016                                                                  1.54
 4/11/2016                                                                  1.54
 4/12/2016                                                                  1.52
 4/13/2016                                                                  1.51
 4/14/2016                                                                  1.49
 4/15/2016                                                                  1.49
 4/18/2016                                                                  1.48
 4/19/2016                                                                  1.46
 4/20/2016                                                                  1.43
 4/21/2016                                                                  1.41
 4/22/2016                                                                  1.40
 4/25/2016                                                                  1.39
 4/26/2016                                                                  1.38
 4/27/2016                                                                  1.38
 4/28/2016                                                                  1.38
 4/29/2016                                                                  1.39
  5/2/2016                                                                  1.39
  5/3/2016                                                                  1.40
  5/4/2016                                                                  1.42
  5/5/2016                                                                  1.43
  5/6/2016                                                                  1.43
  5/9/2016                                                                  1.44
 5/10/2016                                                                  1.44
 5/11/2016                                                                  1.44
 5/12/2016                                                                  1.44
 5/13/2016                                                                  1.44
 5/16/2016                                                                  1.43
 5/17/2016                                                                  1.43
 5/18/2016                                                                  1.43
 5/19/2016                                                                  1.43
 5/20/2016                                                                  1.44
 5/23/2016                                                                  1.44
 5/24/2016                                                                  1.44
 5/25/2016                                                                  1.42
 5/26/2016                                                                  1.41
 5/27/2016                                                                  1.41
 5/31/2016                                                                  1.41
  6/1/2016                                                                  1.41
  6/2/2016                                                                  1.42
  6/3/2016                                                                  1.43
  6/6/2016                                                                  1.42
  6/7/2016                                                                  1.42
  6/8/2016                                                                  1.41
  6/9/2016                                                                  1.41
 6/10/2016                                                                  1.43
 6/13/2016                                                                  1.45
 6/14/2016                                                                  1.48
 6/15/2016                                                                  1.48
 6/16/2016                                                                  1.48
 6/17/2016                                                                  1.48
 6/20/2016                                                                  1.44
 6/21/2016                                                                  1.43
 6/22/2016                                                                  1.43
 6/23/2016                                                                  1.40
 6/24/2016                                                                  1.50
 6/27/2016                                                                  1.51
 6/28/2016                                                                  1.50
 6/29/2016                                                                  1.48
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.46
  7/5/2016                                                                  1.46
  7/6/2016                                                                  1.46
  7/7/2016                                                                  1.44
  7/8/2016                                                                  1.43
 7/11/2016                                                                  1.41
 7/12/2016                                                                  1.38
 7/13/2016                                                                  1.37
 7/14/2016                                                                  1.36
 7/15/2016                                                                  1.36
 7/18/2016                                                                  1.35
 7/19/2016                                                                  1.35
 7/20/2016                                                                  1.35
 7/21/2016                                                                  1.34
 7/22/2016                                                                  1.34
 7/25/2016                                                                  1.34
 7/26/2016                                                                  1.35
 7/27/2016                                                                  1.36
 7/28/2016                                                                  1.37
 7/29/2016                                                                  1.38
  8/1/2016                                                                  1.39
  8/2/2016                                                                  1.39
  8/3/2016                                                                  1.40
  8/4/2016                                                                  1.39
  8/5/2016                                                                  1.37
  8/8/2016                                                                  1.35
  8/9/2016                                                                  1.35
 8/10/2016                                                                  1.35
 8/11/2016                                                                  1.34
 8/12/2016                                                                  1.33
 8/15/2016                                                                  1.32
 8/16/2016                                                                  1.31
 8/17/2016                                                                  1.31
 8/18/2016                                                                  1.31
 8/19/2016                                                                  1.30
 8/22/2016                                                                  1.30
 8/23/2016                                                                  1.29
 8/24/2016                                                                  1.29
 8/25/2016                                                                  1.29
 8/26/2016                                                                  1.28
 8/29/2016                                                                  1.28
 8/30/2016                                                                  1.28
 8/31/2016                                                                  1.29
  9/1/2016                                                                  1.30
  9/2/2016                                                                  1.30
  9/6/2016                                                                  1.30
  9/7/2016                                                                  1.30
  9/8/2016                                                                  1.30
  9/9/2016                                                                  1.31
 9/12/2016                                                                  1.33
 9/13/2016                                                                  1.33
 9/14/2016                                                                  1.34
 9/15/2016                                                                  1.33
 9/16/2016                                                                  1.33
 9/19/2016                                                                  1.32
 9/20/2016                                                                  1.32
 9/21/2016                                                                  1.32
 9/22/2016                                                                  1.30
 9/23/2016                                                                  1.31
 9/26/2016                                                                  1.32
 9/27/2016                                                                  1.31
 9/28/2016                                                                  1.30
 9/29/2016                                                                  1.31
 9/30/2016                                                                  1.31
 10/3/2016                                                                  1.30
 10/4/2016                                                                  1.30
 10/5/2016                                                                  1.29
 10/6/2016                                                                  1.27
 10/7/2016                                                                  1.27
10/11/2016                                                                  1.26
10/12/2016                                                                  1.25
10/13/2016                                                                  1.25
10/14/2016                                                                  1.24
10/17/2016                                                                  1.24
10/18/2016                                                                  1.23
10/19/2016                                                                  1.23
10/20/2016                                                                  1.23
10/21/2016                                                                  1.23
10/24/2016                                                                  1.23
10/25/2016                                                                  1.23
10/26/2016                                                                  1.24
10/27/2016                                                                  1.24
10/28/2016                                                                  1.25
10/31/2016                                                                  1.25
 11/1/2016                                                                  1.27
 11/2/2016                                                                  1.28
 11/3/2016                                                                  1.28
 11/4/2016                                                                  1.29
 11/7/2016                                                                  1.27
 11/8/2016                                                                  1.26
 11/9/2016                                                                  1.25
11/10/2016                                                                  1.24
11/14/2016                                                                  1.25
11/15/2016                                                                  1.23
11/16/2016                                                                  1.23
11/17/2016                                                                  1.23
11/18/2016                                                                  1.25
11/21/2016                                                                  1.24
11/22/2016                                                                  1.24
11/23/2016                                                                  1.24
11/25/2016                                                                  1.25
11/28/2016                                                                  1.24
11/29/2016                                                                  1.24
11/30/2016                                                                  1.23
 12/1/2016                                                                  1.23
 12/2/2016                                                                  1.24
 12/5/2016                                                                  1.23
 12/6/2016                                                                  1.22
 12/7/2016                                                                  1.22
 12/8/2016                                                                  1.22
 12/9/2016                                                                  1.21
12/12/2016                                                                  1.21
12/13/2016                                                                  1.19
12/14/2016                                                                  1.19
12/15/2016                                                                  1.20
12/16/2016                                                                  1.19
12/19/2016                                                                  1.19
12/20/2016                                                                  1.18
12/21/2016                                                                  1.18
12/22/2016                                                                  1.18
12/23/2016                                                                  1.18
12/27/2016                                                                  1.17
12/28/2016                                                                  1.18
12/29/2016                                                                  1.18
12/30/2016                                                                  1.18
  1/3/2017                                                                  1.17
  1/4/2017                                                                  1.16
  1/5/2017                                                                  1.17
  1/6/2017                                                                  1.17
  1/9/2017                                                                  1.17
 1/10/2017                                                                  1.17
 1/11/2017                                                                  1.18
 1/12/2017                                                                  1.17
 1/13/2017                                                                  1.17
 1/17/2017                                                                  1.17
 1/18/2017                                                                  1.17
 1/19/2017                                                                  1.17
 1/20/2017                                                                  1.17
 1/23/2017                                                                  1.17
 1/24/2017                                                                  1.16
 1/25/2017                                                                  1.15
 1/26/2017                                                                  1.15
 1/27/2017                                                                  1.15
 1/30/2017                                                                  1.15
 1/31/2017                                                                  1.16

                                 [END CHART]

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares and R6 Shares. For the reporting period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -0.46%, -0.41%, and -0.58%, respectively.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Aggregate Bond Index.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    This compares to returns of -2.95% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and -2.17% for the Lipper Index*. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.82%, 3.88%, and 3.57%, respectively, compared to 2.73% for the Lipper Core Plus Bond Funds Average. The R6 Shares commenced operations on December 1, 2016, and from that time through January 31, 2017, had a total return of 1.61%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to adhere to our disciplined investment process, building the Fund's portfolio bond-by-bond. We look for opportunities where our fundamental understanding of the credit risk is different than the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. In keeping with our approach, we did not try to anticipate interest rate movements during the reporting period. We sought to manage the portfolio's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group. (Duration is a measure of a portfolio's interest rate sensitivity.) During the reporting period, the Fund's SEC yield continued to trend up.

    Relative to the Index, the Fund benefited during the reporting period from its positions in corporate bonds and hybrid securities. Within corporate bonds, overweight positions in midstream energy, metals and mining, and financial institutions were advantageous. Among hybrid securities, the portfolio's overweight position in the insurance industry

    *The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    bolstered returns. Selection of bank corporate bonds, as well as energy and insurance hybrid securities, also contributed positively. These results were offset somewhat by selection among electric utility corporate bonds. In addition, the Fund's portfolio benefited from its underweight position in U.S. Treasury securities, which lagged the Index. Because times were uncertain, we continued to emphasize liquidity in the portfolio. Our liquidity strategy helps to prevent the Fund from being forced to sell its securities in the event of investment outflows. During the reporting period, we continued to seek relative values across the fixed income market, finding attractive opportunities within corporate credit and among floating-rate bank loans.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we tend to limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $1.8 Billion           $1.8 Billion
Net Asset Value Per Share                     $10.47                 $10.71
Dollar-Weighted Average
  Portfolio Maturity(+)                      7.1 Years              7.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*            1 YEAR            5 YEARS            10 YEARS
        -0.46%                   7.15%             4.20%               5.64%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    6.69%                            4.43%                             5.57%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17           EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
                3.24%                                      0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2017

--------------------------------------------------------------------------------
              TOTAL RETURN      =      DIVIDEND RETURN       +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         5.64%          =           5.12%            +         0.52%
5 YEARS          4.20%          =           4.74%            +        -0.54%
1 YEAR           7.15%          =           4.00%            +         3.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2008-JANUARY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                           TOTAL                DIVIDEND                CHANGE IN
                           RETURN                RETURN                SHARE PRICE
1/31/2008                   4.20%                 5.30%                  -1.10%
1/31/2009                 -15.58%                 5.07%                 -20.65%
1/31/2010                  34.12%                 8.61%                  25.51%
1/31/2011                  11.73%                 6.04%                   5.69%
1/31/2012                   7.27%                 3.33%                   3.94%
1/31/2013                   9.59%                 7.54%                   2.05%
1/31/2014                   2.43%                 4.30%                  -1.87%
1/31/2015                   5.70%                 4.17%                   1.53%
1/31/2016                  -3.36%                 3.84%                  -7.20%
1/31/2017                   7.15%                 4.00%                   3.15%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                        BLOOMBERG
                  USAA INTERMEDIATE-TERM                               BARCLAYS U.S.
                     BOND FUND SHARES          LIPPER INDEX        AGGREGATE BOND INDEX
 1/31/2007              $10,000.00              $10,000.00              $10,000.00
 2/28/2007               10,163.00               10,161.92               10,154.20
 3/31/2007               10,156.00               10,158.41               10,154.51
 4/30/2007               10,217.00               10,209.54               10,209.27
 5/31/2007               10,128.00               10,122.95               10,131.89
 6/30/2007               10,105.00               10,081.69               10,101.92
 7/31/2007               10,119.00               10,137.29               10,186.19
 8/31/2007               10,197.00               10,228.75               10,311.03
 9/30/2007               10,269.00               10,338.26               10,389.26
10/31/2007               10,333.00               10,406.09               10,482.58
11/30/2007               10,392.00               10,540.68               10,671.09
12/31/2007               10,375.00               10,553.46               10,701.06
 1/31/2008               10,420.00               10,729.52               10,880.82
 2/29/2008               10,343.00               10,675.86               10,895.92
 3/31/2008               10,281.00               10,565.34               10,933.10
 4/30/2008               10,264.00               10,620.45               10,910.25
 5/31/2008               10,292.00               10,537.21               10,830.25
 6/30/2008               10,212.00               10,449.65               10,821.50
 7/31/2008               10,110.00               10,349.38               10,812.67
 8/31/2008               10,109.00               10,411.33               10,915.29
 9/30/2008                9,711.00               10,087.23               10,768.68
10/31/2008                9,040.00                9,711.83               10,514.49
11/30/2008                8,867.00                9,695.85               10,856.74
12/31/2008                8,767.00               10,056.54               11,261.79
 1/31/2009                8,799.00               10,041.30               11,162.43
 2/28/2009                8,740.00                9,928.88               11,120.29
 3/31/2009                8,918.00               10,116.60               11,274.88
 4/30/2009                9,132.00               10,291.22               11,328.78
 5/31/2009                9,748.00               10,537.84               11,410.96
 6/30/2009               10,026.00               10,664.55               11,475.86
 7/31/2009               10,388.00               10,973.75               11,660.96
 8/31/2009               10,720.00               11,130.47               11,781.70
 9/30/2009               11,071.00               11,334.23               11,905.47
10/31/2009               11,272.00               11,437.42               11,964.25
11/30/2009               11,432.00               11,578.85               12,119.15
12/31/2009               11,472.00               11,494.73               11,929.71
 1/31/2010               11,798.00               11,702.39               12,111.94
 2/28/2010               11,880.00               11,761.37               12,157.17
 3/31/2010               12,061.00               11,826.99               12,142.23
 4/30/2010               12,292.00               11,991.10               12,268.62
 5/31/2010               12,153.00               11,996.22               12,371.86
 6/30/2010               12,263.00               12,189.76               12,565.87
 7/31/2010               12,494.00               12,358.28               12,699.93
 8/31/2010               12,708.00               12,544.32               12,863.35
 9/30/2010               12,891.00               12,618.57               12,877.06
10/31/2010               13,084.00               12,694.77               12,922.91
11/30/2010               13,052.00               12,594.96               12,848.63
12/31/2010               13,015.00               12,485.26               12,710.08
 1/31/2011               13,182.00               12,551.20               12,724.87
 2/28/2011               13,292.00               12,602.49               12,756.70
 3/31/2011               13,354.00               12,617.42               12,763.75
 4/30/2011               13,570.00               12,804.14               12,925.77
 5/31/2011               13,731.00               12,939.49               13,094.46
 6/30/2011               13,622.00               12,876.54               13,056.12
 7/31/2011               13,797.00               13,056.86               13,263.29
 8/31/2011               13,662.00               13,111.08               13,457.07
 9/30/2011               13,543.00               13,080.64               13,554.97
10/31/2011               13,733.00               13,189.41               13,569.53
11/30/2011               13,673.00               13,104.70               13,557.75
12/31/2011               13,841.00               13,269.53               13,706.76
 1/31/2012               14,095.00               13,496.20               13,827.12
 2/29/2012               14,221.00               13,547.24               13,823.94
 3/31/2012               14,254.00               13,514.64               13,748.20
 4/30/2012               14,391.00               13,674.28               13,900.62
 5/31/2012               14,425.00               13,767.06               14,026.39
 6/30/2012               14,499.00               13,818.18               14,031.89
 7/31/2012               14,801.00               14,058.10               14,225.44
 8/31/2012               14,921.00               14,107.32               14,234.73
 9/30/2012               15,068.00               14,195.17               14,254.33
10/31/2012               15,273.00               14,256.67               14,282.36
11/30/2012               15,351.00               14,302.25               14,304.90
12/31/2012               15,392.00               14,307.08               14,284.53
 1/31/2013               15,446.00               14,253.31               14,184.62
 2/28/2013               15,573.00               14,330.63               14,255.72
 3/31/2013               15,658.00               14,356.71               14,267.10
 4/30/2013               15,868.00               14,513.07               14,411.47
 5/31/2013               15,698.00               14,258.27               14,154.34
 6/30/2013               15,308.00               13,949.97               13,935.39
 7/31/2013               15,405.00               14,000.77               13,954.44
 8/31/2013               15,322.00               13,899.12               13,883.11
 9/30/2013               15,402.00               14,069.21               14,014.54
10/31/2013               15,602.00               14,201.86               14,127.85
11/30/2013               15,617.00               14,175.71               14,074.95
12/31/2013               15,593.00               14,092.89               13,995.42
 1/31/2014               15,825.00               14,295.19               14,202.20
 2/28/2014               15,954.00               14,387.98               14,277.71
 3/31/2014               16,006.00               14,362.84               14,253.40
 4/30/2014               16,164.00               14,478.37               14,373.67
 5/31/2014               16,324.00               14,646.87               14,537.32
 6/30/2014               16,377.00               14,669.62               14,544.83
 7/31/2014               16,386.00               14,627.42               14,508.36
 8/31/2014               16,518.00               14,780.96               14,668.52
 9/30/2014               16,422.00               14,670.22               14,568.92
10/31/2014               16,495.00               14,801.91               14,712.12
11/30/2014               16,562.00               14,902.17               14,816.50
12/31/2014               16,489.00               14,877.63               14,830.39
 1/31/2015               16,725.00               15,198.17               15,141.34
 2/28/2015               16,672.00               15,091.03               14,998.99
 3/31/2015               16,709.00               15,148.19               15,068.62
 4/30/2015               16,702.00               15,109.28               15,014.56
 5/31/2015               16,664.00               15,070.08               14,978.39
 6/30/2015               16,473.00               14,900.67               14,815.05
 7/31/2015               16,483.00               15,004.23               14,918.06
 8/31/2015               16,333.00               14,938.68               14,896.61
 9/30/2015               16,345.00               14,995.25               14,997.37
10/31/2015               16,402.00               15,039.25               14,999.92
11/30/2015               16,316.00               15,003.63               14,960.27
12/31/2015               16,111.00               14,914.14               14,911.94
 1/31/2016               16,161.00               15,064.99               15,117.10
 2/29/2016               16,216.00               15,130.23               15,224.37
 3/31/2016               16,545.00               15,335.85               15,364.01
 4/30/2016               16,779.00               15,450.48               15,423.02
 5/31/2016               16,849.00               15,448.68               15,426.97
 6/30/2016               17,163.00               15,728.52               15,704.16
 7/31/2016               17,395.00               15,875.31               15,803.45
 8/31/2016               17,499.00               15,882.36               15,785.41
 9/30/2016               17,556.00               15,891.04               15,776.11
10/31/2016               17,487.00               15,791.97               15,655.45
11/30/2016               17,097.00               15,418.15               15,285.17
12/31/2016               17,186.00               15,469.03               15,306.70
 1/31/2017               17,316.00               15,530.69               15,336.75

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                        USAA                           LIPPER CORE
                                 INTERMEDIATE-TERM                      PLUS BOND
                                  BOND FUND SHARES                     FUNDS AVERAGE
1/31/2008                               4.98%                              4.60%
1/31/2009                               5.80                               5.63
1/31/2010                               5.16                               4.60
1/31/2011                               4.37                               3.71
1/31/2012                               3.83                               3.62
1/31/2013                               4.60                               3.06
1/31/2014                               4.31                               2.83
1/31/2015                               4.02                               3.15
1/31/2016                               4.21                               2.96
1/31/2017                               3.82                               2.76

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/08 through 1/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $1.9 Billion          $1.8 Billion
Net Asset Value Per Share                     $10.48                $10.72

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR       5 YEARS       SINCE INCEPTION 8/01/08
        -0.41%             7.32%         4.32%                 6.67%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                   SINCE INCEPTION 8/01/08
    6.86%                    4.54%                             6.65%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17           EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
                3.31%                                       0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA INTERMEDIATE-TERM                              BLOOMBERG
                        BOND FUND                              BARCLAYS U.S. AGGREGATE
                   INSTITUTIONAL SHARES      LIPPER INDEX            BOND INDEX
 7/31/2008             $10,000.00             $10,000.00             $10,000.00
 8/31/2008               9,996.00              10,059.87              10,094.91
 9/30/2008               9,603.00               9,746.71               9,959.32
10/31/2008               8,941.00               9,383.98               9,724.23
11/30/2008               8,771.00               9,368.53              10,040.76
12/31/2008               8,674.00               9,717.05              10,415.37
 1/31/2009               8,707.00               9,702.33              10,323.47
 2/28/2009               8,650.00               9,593.70              10,284.50
 3/31/2009               8,828.00               9,775.08              10,427.47
 4/30/2009               9,041.00               9,943.81              10,477.33
 5/31/2009               9,653.00              10,182.10              10,553.32
 6/30/2009               9,929.00              10,304.54              10,613.35
 7/31/2009              10,290.00              10,603.29              10,784.54
 8/31/2009              10,620.00              10,754.73              10,896.20
 9/30/2009              10,969.00              10,951.61              11,010.67
10/31/2009              11,170.00              11,051.31              11,065.03
11/30/2009              11,330.00              11,187.97              11,208.29
12/31/2009              11,372.00              11,106.69              11,033.08
 1/31/2010              11,697.00              11,307.34              11,201.62
 2/28/2010              11,780.00              11,364.32              11,243.46
 3/31/2010              11,949.00              11,427.73              11,229.63
 4/30/2010              12,193.00              11,586.31              11,346.53
 5/31/2010              12,056.00              11,591.25              11,442.01
 6/30/2010              12,167.00              11,778.25              11,621.43
 7/31/2010              12,399.00              11,941.09              11,745.42
 8/31/2010              12,614.00              12,120.85              11,896.56
 9/30/2010              12,798.00              12,192.59              11,909.23
10/31/2010              12,992.00              12,266.22              11,951.64
11/30/2010              12,961.00              12,169.77              11,882.95
12/31/2010              12,927.00              12,063.78              11,754.80
 1/31/2011              13,096.00              12,127.49              11,768.49
 2/28/2011              13,207.00              12,177.05              11,797.92
 3/31/2011              13,271.00              12,191.48              11,804.44
 4/30/2011              13,475.00              12,371.90              11,954.29
 5/31/2011              13,649.00              12,502.68              12,110.29
 6/30/2011              13,543.00              12,441.86              12,074.84
 7/31/2011              13,719.00              12,616.09              12,266.44
 8/31/2011              13,587.00              12,668.48              12,445.65
 9/30/2011              13,470.00              12,639.06              12,536.19
10/31/2011              13,659.00              12,744.16              12,549.66
11/30/2011              13,601.00              12,662.31              12,538.77
12/31/2011              13,769.00              12,821.58              12,676.58
 1/31/2012              14,022.00              13,040.59              12,787.89
 2/29/2012              14,149.00              13,089.91              12,784.95
 3/31/2012              14,183.00              13,058.41              12,714.90
 4/30/2012              14,320.00              13,212.66              12,855.86
 5/31/2012              14,354.00              13,302.31              12,972.19
 6/30/2012              14,429.00              13,351.70              12,977.27
 7/31/2012              14,731.00              13,583.53              13,156.27
 8/31/2012              14,852.00              13,631.08              13,164.87
 9/30/2012              14,999.00              13,715.97              13,182.99
10/31/2012              15,204.00              13,775.39              13,208.92
11/30/2012              15,283.00              13,819.44              13,229.76
12/31/2012              15,324.00              13,824.10              13,210.92
 1/31/2013              15,380.00              13,772.15              13,118.52
 2/28/2013              15,508.00              13,846.86              13,184.28
 3/31/2013              15,595.00              13,872.06              13,194.81
 4/30/2013              15,805.00              14,023.14              13,328.32
 5/31/2013              15,634.00              13,776.93              13,090.52
 6/30/2013              15,263.00              13,479.04              12,888.02
 7/31/2013              15,347.00              13,528.13              12,905.64
 8/31/2013              15,262.00              13,429.91              12,839.68
 9/30/2013              15,361.00              13,594.26              12,961.23
10/31/2013              15,547.00              13,722.43              13,066.02
11/30/2013              15,563.00              13,697.17              13,017.10
12/31/2013              15,540.00              13,617.14              12,943.54
 1/31/2014              15,769.00              13,812.61              13,134.78
 2/28/2014              15,900.00              13,902.27              13,204.62
 3/31/2014              15,957.00              13,877.98              13,182.13
 4/30/2014              16,117.00              13,989.61              13,293.37
 5/31/2014              16,276.00              14,152.42              13,444.71
 6/30/2014              16,347.00              14,174.40              13,451.66
 7/31/2014              16,343.00              14,133.62              13,417.93
 8/31/2014              16,474.00              14,281.98              13,566.05
 9/30/2014              16,381.00              14,174.98              13,473.94
10/31/2014              16,452.00              14,302.22              13,606.38
11/30/2014              16,524.00              14,399.10              13,702.91
12/31/2014              16,451.00              14,375.39              13,715.75
 1/31/2015              16,688.00              14,685.11              14,003.34
 2/28/2015              16,636.00              14,581.58              13,871.69
 3/31/2015              16,677.00              14,636.82              13,936.08
 4/30/2015              16,671.00              14,599.22              13,886.08
 5/31/2015              16,634.00              14,561.34              13,852.63
 6/30/2015              16,445.00              14,397.66              13,701.57
 7/31/2015              16,453.00              14,497.72              13,796.84
 8/31/2015              16,308.00              14,434.38              13,776.99
 9/30/2015              16,321.00              14,489.04              13,870.18
10/31/2015              16,377.00              14,531.55              13,872.55
11/30/2015              16,294.00              14,497.14              13,835.87
12/31/2015              16,085.00              14,410.67              13,791.18
 1/31/2016              16,141.00              14,556.42              13,980.92
 2/29/2016              16,198.00              14,619.46              14,080.12
 3/31/2016              16,528.00              14,818.14              14,209.27
 4/30/2016              16,761.00              14,928.90              14,263.85
 5/31/2016              16,833.00              14,927.16              14,267.50
 6/30/2016              17,163.00              15,197.56              14,523.86
 7/31/2016              17,395.00              15,339.39              14,615.68
 8/31/2016              17,499.00              15,346.20              14,598.99
 9/30/2016              17,540.00              15,354.59              14,590.40
10/31/2016              17,474.00              15,258.87              14,478.80
11/30/2016              17,086.00              14,897.67              14,136.35
12/31/2016              17,192.00              14,946.83              14,156.26
 1/31/2017              17,323.00              15,006.40              14,184.05

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                USAA INTERMEDIATE-TERM                  LIPPER CORE
                                      BOND FUND                          PLUS BOND
                                 INSTITUTIONAL SHARES                  FUNDS AVERAGE
1/31/2010                               6.15%                              4.60%
1/31/2011                               5.64                               3.71
1/31/2012                               5.37                               3.62
1/31/2013                               4.69                               3.06
1/31/2014                               4.41                               2.83
1/31/2015                               4.13                               3.15
1/31/2016                               4.31                               2.96
1/31/2017                               3.88                               2.76

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                              1/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $89.9 Million         $98.8 Million
Net Asset Value Per Share                     $10.46                $10.70

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
         -0.58%            6.88%         3.91%                 4.87%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/10
    6.32%                     4.14%                            4.81%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17           EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
                2.98%                                       0.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA INTERMEDIATE-TERM                               BLOOMBERG
                       BOND FUND                               BARCLAYS U.S. AGGREGATE
                     ADVISER SHARES          LIPPER INDEX            BOND INDEX
 7/31/2010             $10,000.00             $10,000.00             $10,000.00
 8/31/2010              10,168.00              10,150.54              10,128.68
 9/30/2010              10,322.00              10,210.61              10,139.47
10/31/2010              10,474.00              10,272.28              10,175.57
11/30/2010              10,445.00              10,191.51              10,117.09
12/31/2010              10,403.00              10,102.74              10,007.99
 1/31/2011              10,534.00              10,156.10              10,019.64
 2/28/2011              10,629.00              10,197.61              10,044.70
 3/31/2011              10,666.00              10,209.68              10,050.25
 4/30/2011              10,836.00              10,360.78              10,177.83
 5/31/2011              10,962.00              10,470.30              10,310.65
 6/30/2011              10,883.00              10,419.36              10,280.46
 7/31/2011              11,019.00              10,565.27              10,443.59
 8/31/2011              10,898.00              10,609.15              10,596.17
 9/30/2011              10,801.00              10,584.51              10,673.26
10/31/2011              10,949.00              10,672.52              10,684.72
11/30/2011              10,909.00              10,603.98              10,675.45
12/31/2011              11,040.00              10,737.36              10,792.78
 1/31/2012              11,240.00              10,920.77              10,887.55
 2/29/2012              11,327.00              10,962.07              10,885.05
 3/31/2012              11,351.00              10,935.69              10,825.41
 4/30/2012              11,468.00              11,064.87              10,945.43
 5/31/2012              11,492.00              11,139.94              11,044.46
 6/30/2012              11,538.00              11,181.31              11,048.79
 7/31/2012              11,775.00              11,375.45              11,201.19
 8/31/2012              11,867.00              11,415.27              11,208.51
 9/30/2012              11,982.00              11,486.36              11,223.94
10/31/2012              12,142.00              11,536.12              11,246.01
11/30/2012              12,212.00              11,573.01              11,263.76
12/31/2012              12,241.00              11,576.91              11,247.72
 1/31/2013              12,270.00              11,533.41              11,169.05
 2/28/2013              12,380.00              11,595.97              11,225.03
 3/31/2013              12,444.00              11,617.08              11,234.00
 4/30/2013              12,596.00              11,743.60              11,347.67
 5/31/2013              12,456.00              11,537.42              11,145.21
 6/30/2013              12,157.00              11,287.95              10,972.81
 7/31/2013              12,219.00              11,329.06              10,987.81
 8/31/2013              12,148.00              11,246.80              10,931.64
 9/30/2013              12,222.00              11,384.43              11,035.13
10/31/2013              12,378.00              11,491.77              11,124.35
11/30/2013              12,386.00              11,470.61              11,082.70
12/31/2013              12,353.00              11,403.60              11,020.07
 1/31/2014              12,531.00              11,567.29              11,182.90
 2/28/2014              12,643.00              11,642.38              11,242.35
 3/31/2014              12,673.00              11,622.04              11,223.21
 4/30/2014              12,795.00              11,715.52              11,317.91
 5/31/2014              12,918.00              11,851.87              11,446.77
 6/30/2014              12,970.00              11,870.27              11,452.69
 7/31/2014              12,963.00              11,836.12              11,423.96
 8/31/2014              13,075.00              11,960.36              11,550.08
 9/30/2014              12,987.00              11,870.76              11,471.65
10/31/2014              13,051.00              11,977.32              11,584.41
11/30/2014              13,093.00              12,058.45              11,666.59
12/31/2014              13,044.00              12,038.59              11,677.53
 1/31/2015              13,216.00              12,297.96              11,922.38
 2/28/2015              13,172.00              12,211.26              11,810.29
 3/31/2015              13,201.00              12,257.52              11,865.12
 4/30/2015              13,193.00              12,226.04              11,822.55
 5/31/2015              13,173.00              12,194.31              11,794.07
 6/30/2015              13,007.00              12,057.24              11,665.46
 7/31/2015              13,022.00              12,141.03              11,746.57
 8/31/2015              12,904.00              12,087.99              11,729.67
 9/30/2015              12,899.00              12,133.76              11,809.01
10/31/2015              12,939.00              12,169.37              11,811.02
11/30/2015              12,882.00              12,140.55              11,779.80
12/31/2015              12,714.00              12,068.13              11,741.75
 1/31/2016              12,742.00              12,190.19              11,903.29
 2/29/2016              12,783.00              12,242.99              11,987.75
 3/31/2016              13,040.00              12,409.37              12,097.71
 4/30/2016              13,220.00              12,502.12              12,144.18
 5/31/2016              13,273.00              12,500.67              12,147.29
 6/30/2016              13,530.00              12,727.11              12,365.55
 7/31/2016              13,698.00              12,845.89              12,443.73
 8/31/2016              13,777.00              12,851.59              12,429.52
 9/30/2016              13,819.00              12,858.61              12,422.20
10/31/2016              13,763.00              12,778.45              12,327.19
11/30/2016              13,453.00              12,475.97              12,035.63
12/31/2016              13,520.00              12,517.14              12,052.58
 1/31/2017              13,619.00              12,567.03              12,076.24

                                   [END CHART]

                         Data from 7/31/10 to 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA INTERMEDIATE-TERM                   LIPPER CORE
                                     BOND FUND                           PLUS BOND
                                   ADVISER SHARES                      FUNDS AVERAGE
1/31/2012                               4.93%                              3.62%
1/31/2013                               4.31                               3.06
1/31/2014                               4.02                               2.83
1/31/2015                               3.80                               3.15
1/31/2016                               3.98                               2.96
1/31/2017                               3.57                               2.76

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URIBX)

--------------------------------------------------------------------------------
                                                                    1/31/17
--------------------------------------------------------------------------------
Net Assets                                                        $5.0 Million
Net Asset Value Per Share                                            $10.48

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/17
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      1.61%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                      0.82%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 1/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED             3.43%              SUBSIDIZED             3.49%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     0.51%              AFTER REIMBURSEMENT    0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA INTERMEDIATE TERM                         BLOOMBERG BARCLAYS
                    BOND FUND R6 SHARES      LIPPER INDEX     U.S. AGGREGATE BOND INDEX
 12/1/2016             $10,000.00             $10,000.00             $10,000.00
12/31/2016              10,082.00              10,033.00              10,014.09
 1/31/2017              10,161.00              10,072.99              10,033.75

                                   [END CHART]

                      Data from 11/30/16 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        12.6%
AA                                                                          7.3%
A                                                                          20.2%
BBB                                                                        48.7%
BELOW INVESTMENT-GRADE                                                      9.5%
UNRATED                                                                     1.7%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-47.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o ASSET ALLOCATION* - 1/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      58.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                          17.9%
U.S. TREASURY SECURITIES                                                    5.8%
MUNICIPAL BONDS                                                             4.0%
COMMERCIAL MORTGAGE SECURITIES                                              3.9%
U.S. GOVERNMENT AGENCY ISSUES                                               3.2%
MONEY MARKET INSTRUMENTS                                                    2.4%
PREFERRED STOCKS                                                            1.6%
ASSET-BACKED SECURITIES                                                     0.9%
COLLATERALIZED LOAN OBLIGATIONS                                             0.6%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Excludes futures.

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (95.4%)

              CORPORATE OBLIGATIONS (58.7%)

              CONSUMER DISCRETIONARY (2.7%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
$      2,000  Lear Corp.                                               4.75%          1/15/2023    $    2,090
                                                                                                   ----------
              AUTOMOBILE MANUFACTURERS (0.3%)
      10,000  Ford Motor Co.                                           4.35          12/08/2026        10,048
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.4%)
      10,302  Advance Auto Parts, Inc.                                 4.50          12/01/2023        10,894
       5,500  CST Brands, Inc.                                         5.00           5/01/2023         5,727
                                                                                                   ----------
                                                                                                       16,621
                                                                                                   ----------
              CABLE & SATELLITE (0.8%)
      20,000  Charter Communications Operating, LLC                    4.91           7/23/2025        21,066
       2,461  CSC Holdings, LLC(a)                                     3.77          10/11/2024         2,486
       2,000  CSC Holdings, LLC(b)                                     5.50           4/15/2027         2,035
       5,000  NBCUniversal Enterprise, Inc.(b)                         1.97           4/15/2019         5,011
                                                                                                   ----------
                                                                                                       30,598
                                                                                                   ----------
              DEPARTMENT STORES (0.2%)
       3,200  Dillard's, Inc.                                          7.13           8/01/2018         3,433
       3,000  J.C. Penney Co., Inc.                                    5.65           6/01/2020         2,970
       2,000  Macy's Retail Holdings, Inc.                             7.45           7/15/2017         2,054
                                                                                                   ----------
                                                                                                        8,457
                                                                                                   ----------
              HOME FURNISHINGS (0.1%)
       2,500  Serta Simmons Holdings, LLC(a)                           4.50          11/08/2023         2,501
                                                                                                   ----------
              HOMEBUILDING (0.2%)
       2,000  D.R. Horton, Inc.                                        5.75           8/15/2023         2,227
       5,000  Lennar Corp.                                             4.50          11/15/2019         5,213
       2,000  Lennar Corp.                                             4.13           1/15/2022         2,024
                                                                                                   ----------
                                                                                                        9,464
                                                                                                   ----------
              HOUSEWARES & SPECIALTIES (0.2%)
       7,500  Newell Brands, Inc.                                      3.85           4/01/2023         7,742
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              RESTAURANTS (0.1%)
$      3,755  1011778 B.C. Unlimited Liability Co.(a)                  3.75%         12/10/2021    $    3,795
                                                                                                   ----------

              SPECIALIZED CONSUMER SERVICES (0.1%)
       1,000  Service Corp. International                              7.63          10/01/2018         1,085
       2,000  Service Corp. International                              5.38           5/15/2024         2,105
                                                                                                   ----------
                                                                                                        3,190
                                                                                                   ----------
              SPECIALTY STORES (0.2%)
       4,271  Harbor Freight Tools USA, Inc.(a)                        3.78           8/19/2023         4,302
       2,000  Sally Holdings, LLC / Sally Capital, Inc.                5.75           6/01/2022         2,079
                                                                                                   ----------
                                                                                                        6,381
                                                                                                   ----------
              Total Consumer Discretionary                                                            100,887
                                                                                                   ----------
              CONSUMER STAPLES (2.5%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
       5,000  Bunge Ltd. Finance Corp.                                 3.25           8/15/2026         4,796
       2,000  Cargill, Inc.(b)                                         6.00          11/27/2017         2,070
                                                                                                   ----------
                                                                                                        6,866
                                                                                                   ----------
              DRUG RETAIL (0.7%)
       5,000  CVS Health Corp.                                         4.88           7/20/2035         5,386
       8,711  CVS Pass-Through Trust(b),(q)                            5.93           1/10/2034         9,924
      10,000  Walgreens Boots Alliance, Inc.                           3.80          11/18/2024        10,129
                                                                                                   ----------
                                                                                                       25,439
                                                                                                   ----------
              FOOD RETAIL (0.0%)
       1,228  Albertsons, LLC(a)                                       4.75           6/22/2023         1,238
                                                                                                   ----------
              PACKAGED FOODS & MEAT (1.6%)
      10,000  Flowers Foods, Inc.                                      3.50          10/01/2026         9,576
      10,000  J.M. Smucker Co.                                         4.25           3/15/2035        10,141
       1,500  JBS USA, LLC(a),(f)                                      3.25          10/30/2022         1,506
      11,799  Kraft Heinz Food Co.(b)                                  4.88           2/15/2025        12,636
      15,000  Kraft Heinz Foods Co.                                    3.50           6/06/2022        15,282
       3,500  Mead Johnson Nutrition Co.                               4.13          11/15/2025         3,591
      10,000  Tyson Foods, Inc.                                        3.95           8/15/2024        10,181
                                                                                                   ----------
                                                                                                       62,913
                                                                                                   ----------
              Total Consumer Staples                                                                   96,456
                                                                                                   ----------
              ENERGY (10.6%)
              --------------
              INTEGRATED OIL & GAS (0.7%)
      10,000  Chevron Corp.                                            2.95           5/16/2026         9,808
      10,000  Occidental Petroleum Corp.                               3.40           4/15/2026        10,011
       5,000  Occidental Petroleum Corp.                               3.00           2/15/2027         4,828
                                                                                                   ----------
                                                                                                       24,647
                                                                                                   ----------

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              OIL & GAS DRILLING (0.6%)
$     10,000  Nabors Industries, Inc.                                  4.63%          9/15/2021    $   10,250
       5,000  Noble Holding International Ltd.                         2.50           3/15/2017         5,019
       1,000  Noble Holding International Ltd.                         4.90           8/01/2020         1,004
       3,000  Noble Holding International Ltd.                         3.95           3/15/2022         2,704
       5,000  Noble Holding International Ltd.                         7.20           4/01/2025         4,975
                                                                                                   ----------
                                                                                                       23,952
                                                                                                   ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
       3,079  SEACOR Holdings, Inc.                                    7.38          10/01/2019         3,141
       2,000  SESI, LLC                                                7.13          12/15/2021         2,062
       2,000  Weatherford Bermuda                                      9.63           3/01/2019         2,160
       3,180  Weatherford Bermuda                                      5.13           9/15/2020         3,053
                                                                                                   ----------
                                                                                                       10,416
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.7%)
       1,830  Chesapeake Energy Corp.(b)                               8.00          12/15/2022         1,960
      10,000  ConocoPhillips Co.                                       4.95           3/15/2026        11,005
       4,000  Denbury Resources, Inc.                                  6.38           8/15/2021         3,680
       4,000  Devon Energy Corp.                                       5.85          12/15/2025         4,597
       2,000  EQT Corp.                                                6.50           4/01/2018         2,102
       1,000  EQT Corp.                                                8.13           6/01/2019         1,126
       3,000  EQT Corp.                                                4.88          11/15/2021         3,210
       7,500  Hess Corp.                                               4.30           4/01/2027         7,528
       5,000  Newfield Exploration Co.                                 5.38           1/01/2026         5,200
       2,000  Noble Energy, Inc.                                       8.25           3/01/2019         2,241
       5,000  Pioneer Natural Resource                                 3.95           7/15/2022         5,197
       1,000  Polar Tankers, Inc.(b)                                   5.95           5/10/2037         1,083
         900  QEP Resources, Inc.                                      6.80           3/01/2020           950
       5,000  QEP Resources, Inc.                                      6.88           3/01/2021         5,312
      10,000  Southwestern Energy Co.                                  4.10           3/15/2022         9,325
       2,000  Southwestern Energy Co.                                  6.70           1/23/2025         2,015
                                                                                                   ----------
                                                                                                       66,531
                                                                                                   ----------
              OIL & GAS REFINING & MARKETING (0.3%)
       6,000  EnLink Midstream Partners, LP                            4.15           6/01/2025         5,906
       5,000  Marathon Petroleum Corp.                                 4.75           9/15/2044         4,473
       2,000  Motiva Enterprises, LLC(b)                               5.75           1/15/2020         2,170
                                                                                                   ----------
                                                                                                       12,549
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (7.0%)
      15,000  Boardwalk Pipelines, LP                                  4.95          12/15/2024        15,682
         250  Buckeye Partners, LP                                     5.13           7/01/2017           253
      10,000  Buckeye Partners, LP                                     2.65          11/15/2018        10,075
      10,000  Buckeye Partners, LP                                     4.35          10/15/2024        10,256

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  Columbia Pipeline Group Co.                              4.50%          6/01/2025    $   10,573
       3,000  DCP Midstream Operating, LP                              4.95           4/01/2022         3,128
       4,000  DCP Midstream Operating, LP                              3.88           3/15/2023         3,880
      18,000  DCP Midstream, LLC(b)                                    5.85           5/21/2043        16,245
       9,306  Enable Oklahoma Intrastate Transmission, LLC(b)          6.25           3/15/2020         9,916
      19,000  Enbridge Energy Partners, LP                             8.05          10/01/2077        18,525
       1,000  Energy Transfer Partners, LP                             9.70           3/15/2019         1,148
      14,000  Energy Transfer Partners, LP                             3.90(d)       11/01/2066        11,987
       1,000  Enterprise Products Operating, LLC                       4.59(d)        8/01/2066           976
      11,800  Enterprise Products Operating, LLC                       7.03           1/15/2068        12,329
       5,000  EQT Midstream Partners, LP                               4.00           8/01/2024         4,969
       9,000  EQT Midstream Partners, LP                               4.13          12/01/2026         8,870
       2,000  Florida Gas Transmission Co.(b)                          7.90           5/15/2019         2,230
       3,000  Florida Gas Transmission Co.(b)                          5.45           7/15/2020         3,229
       2,000  Kinder Morgan Energy Partners                            6.50           4/01/2020         2,234
       7,000  Kinder Morgan Energy Partners(c)                         5.00          10/01/2021         7,546
       1,000  Kinder Morgan, Inc.                                      6.50           9/15/2020         1,122
       6,000  Kinder Morgan, Inc.(b)                                   5.00           2/15/2021         6,461
       7,500  MPLX, LP                                                 4.00           2/15/2025         7,446
      12,000  NGPL PipeCo, LLC(b)                                      7.12          12/15/2017        12,420
       2,000  NuStar Logistics, LP                                     8.15           4/15/2018         2,140
       5,000  NuStar Logistics, LP                                     4.80           9/01/2020         5,113
       3,000  NuStar Logistics, LP                                     4.75           2/01/2022         3,023
       2,000  ONEOK Partners, LP                                       8.63           3/01/2019         2,250
       5,000  ONEOK Partners, LP                                       4.90           3/15/2025         5,383
       8,000  ONEOK, Inc.                                              4.25           2/01/2022         8,200
       1,000  Plains All American Pipeline, LP                         8.75           5/01/2019         1,135
       5,000  Plains All American Pipeline, LP                         3.85          10/15/2023         5,044
       1,000  Questar Pipeline Co.                                     5.83           2/01/2018         1,038
       5,000  Regency Energy Partners, LP & Regency Energy
                Finance Corp.                                          5.88           3/01/2022         5,542
       6,000  Sabine Pass Liquefaction, LLC                            5.63           2/01/2021         6,510
       2,000  Southern Union Co.                                       3.90(d)       11/01/2066         1,698
       1,000  Spectra Energy Capital, LLC                              8.00          10/01/2019         1,133
       5,000  Spectra Energy Partners, LP                              3.38          10/15/2026         4,811
       4,500  Targa Resources Partners, LP                             5.00           1/15/2018         4,590
       2,000  Tennessee Gas Pipeline Co.                               7.00          10/15/2028         2,381
       1,000  Tesoro Logistics, LP/Tesoro Logistics Finance Corp.      6.25          10/15/2022         1,070
       3,000  Transcontinental Gas Pipe Line Company, LLC              7.85           2/01/2026         3,851
       5,000  Western Gas Partners, LP                                 5.38           6/01/2021         5,418
       6,250  Western Gas Partners, LP                                 4.65           7/01/2026         6,502
      10,000  Williams Companies, Inc.                                 4.55           6/24/2024        10,175
                                                                                                   ----------
                                                                                                      268,507
                                                                                                   ----------
              Total Energy                                                                            406,602
                                                                                                   ----------

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              FINANCIALS (18.1%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
$     10,000  Ares Capital Corp.                                       4.88%         11/30/2018    $   10,451
      10,000  FS Investment Corp.                                      4.00           7/15/2019        10,091
       5,000  Main Street Capital Corp.                                4.50          12/01/2019         5,024
      11,400  Prospect Capital Corp.                                   5.00           7/15/2019        11,738
      10,000  State Street Corp.                                       1.96(d)        6/01/2077         8,835
                                                                                                   ----------
                                                                                                       46,139
                                                                                                   ----------
              DIVERSIFIED BANKS (1.6%)
       2,000  Bank of America Corp.                                    5.75          12/01/2017         2,067
      10,000  Bank of America Corp.                                    2.07(d)        3/22/2018        10,082
      10,000  Bank of America Corp.                                    4.20           8/26/2024        10,175
      15,000  Citigroup, Inc.                                          4.40           6/10/2025        15,224
       1,000  Comerica Bank                                            5.20           8/22/2017         1,020
       2,000  JPMorgan Chase Capital XIII                              1.95(d)        9/30/2034         1,763
      10,000  JPMorgan Chase Capital XXI                               1.83(d)        1/15/2087         8,828
       7,500  USB Realty Corp.(b)                                      2.17(d)                -(e)      6,338
       5,000  Wells Fargo & Co.                                        3.50           3/08/2022         5,144
                                                                                                   ----------
                                                                                                       60,641
                                                                                                   ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
      10,000  S&P Global, Inc.                                         4.00           6/15/2025        10,312
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (0.3%)
      10,000  Morgan Stanley                                           4.88          11/01/2022        10,737
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (1.8%)
       3,000  American Equity Investment Life Holding Co.              6.63           7/15/2021         3,157
       2,000  Forethought Financial Group(b)                           8.63           4/15/2021         2,226
      13,018  Lincoln National Corp.                                   3.26(d)        5/17/2066        11,163
       5,000  MetLife Capital Trust X(b)                               9.25           4/08/2068         6,937
       8,000  MetLife, Inc.                                            6.40          12/15/2066         8,700
       1,000  Ohio National Financial Services, Inc.(b)                6.38           4/30/2020         1,104
       2,000  Ohio National Financial Services, Inc.(b)                6.63           5/01/2031         2,336
       5,000  Primerica, Inc.                                          4.75           7/15/2022         5,362
       3,000  Principal Financial Global Fund, LLC                     1.53(d)        1/10/2031         2,591
       2,000  Prudential Financial, Inc.                               6.00          12/01/2017         2,074
      10,000  Prudential Financial, Inc.                               5.88           9/15/2042        10,687
      14,271  StanCorp Financial Group, Inc.                           6.90(d)        6/01/2067        11,881
                                                                                                   ----------
                                                                                                       68,218
                                                                                                   ----------
              MULTI-LINE INSURANCE (1.4%)
       2,000  American International Group, Inc.                       8.18           5/15/2068         2,565
      10,000  Genworth Holdings, Inc.                                  2.91(d)       11/15/2066         3,825
      14,000  Glen Meadow Pass-Through Trust(b)                        6.51(d)        2/12/2067        11,970

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  Kemper Corp.                                             4.35%          2/15/2025    $    9,862
       5,000  Loews Corp.                                              3.75           4/01/2026         5,083
      20,235  Nationwide Mutual Insurance Co.(b)                       3.25(d)       12/15/2024        19,970
                                                                                                   ----------
                                                                                                       53,275
                                                                                                   ----------
              MULTI-SECTOR HOLDINGS (0.4%)
       5,000  Berkshire Hathaway Finance Corp.                         1.30           5/15/2018         5,000
      10,000  BNSF Funding Trust I                                     6.61          12/15/2055        11,450
                                                                                                   ----------
                                                                                                       16,450
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
       5,000  Icahn Enterprises, LP                                    3.50           3/15/2017         5,001
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (4.0%)
       2,000  Allied World Assurance Holdings Ltd.                     5.50          11/15/2020         2,151
       5,000  Allied World Assurance Holdings Ltd.                     4.35          10/29/2025         4,956
      15,000  Allstate Corp.                                           5.75           8/15/2053        15,834
       5,000  Allstate Corp.(c)                                        6.13(d)        5/15/2067         4,963
       7,500  AmTrust Financial Services, Inc.                         6.13           8/15/2023         7,899
       1,535  Assured Guaranty U.S. Holdings, Inc.                     7.00           6/01/2034         1,795
       1,000  Assured Guaranty U.S. Holdings, Inc.                     3.34(d)       12/15/2066           735
      22,000  Chubb Corp.                                              6.38(d)        3/29/2067        21,516
       5,000  Hanover Insurance Group, Inc.                            4.50           4/15/2026         5,101
       9,760  Ironshore Holdings, Inc.(b)                              8.50           5/15/2020        11,315
       4,000  Markel Corp.                                             3.63           3/30/2023         4,032
       5,000  Navigators Group, Inc.                                   5.75          10/15/2023         5,333
      15,000  Oil Insurance Ltd.(b)                                    3.98(d)                -(e)     12,712
       6,000  Old Republic International Corp.                         3.88           8/26/2026         5,813
      10,025  OneBeacon U.S. Holdings, Inc.                            4.60          11/09/2022        10,010
      10,000  ProAssurance Corp.                                       5.30          11/15/2023        10,940
      20,010  Progressive Corp.                                        6.70(d)        6/15/2067        19,860
       5,000  RLI Corp.                                                4.88           9/15/2023         5,098
       5,000  Travelers Companies, Inc.                                6.25(d)        3/15/2067         5,000
                                                                                                   ----------
                                                                                                      155,063
                                                                                                   ----------
              REGIONAL BANKS (6.3%)
      10,000  Associated Banc-Corp.                                    4.25           1/15/2025         9,923
      10,000  Banc of California, Inc.                                 5.25           4/15/2025         9,817
      10,000  Bank of the Ozarks, Inc.                                 5.50           7/01/2026        10,462
       5,000  BankUnited, Inc.                                         4.88          11/17/2025         4,986
      15,000  Citizens Financial Group, Inc.(b)                        4.15           9/28/2022        15,281
       5,500  Citizens Financial Group, Inc.                           3.75           7/01/2024         5,359
       4,750  CoBiz Financial, Inc.                                    5.63           6/25/2030         4,997
       6,035  Compass Bank                                             6.40          10/01/2017         6,207
       2,000  Cullen/Frost Bankers, Inc.                               1.44(d)        2/15/2017         2,000
      10,000  Cullen/Frost Capital Trust II                            2.48(d)        3/01/2034         8,694

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  Eagle Bancorp, Inc.                                      5.00%          8/01/2026    $   10,197
      10,000  Fifth Third Bank                                         3.85           3/15/2026        10,060
       5,000  First Financial Bancorp                                  5.13           8/25/2025         4,866
       1,000  First Maryland Capital Trust I                           2.02(d)        1/15/2027           904
       5,000  First Midwest Bancorp, Inc.                              5.88           9/29/2026         5,186
      10,000  First Niagara Financial Group, Inc.(c)                   7.25          12/15/2021        11,846
       5,000  FirstMerit Bank, N.A.                                    4.27          11/25/2026         5,078
      10,000  Fulton Financial Corp.                                   4.50          11/15/2024         9,944
       1,000  Hancock Holding Co.                                      5.88           4/01/2017         1,005
       5,000  Hilltop Holdings, Inc.                                   5.00           4/15/2025         4,965
      10,000  Huntington Bancshares, Inc.                              3.15           3/14/2021        10,142
      10,000  Huntington Bancshares, Inc.                              4.35           2/04/2023        10,388
      10,000  Key Bank, N.A.                                           3.40           5/20/2026         9,709
         750  KeyCorp Capital II                                       6.88           3/17/2029           825
       5,000  LegacyTexas Financial Group                              5.50          12/01/2025         4,976
      16,000  Manufacturers & Traders Trust Co.                        1.57(d)       12/01/2021        15,720
       5,000  MUFG Americas Holdings Corp.                             3.50           6/18/2022         5,126
      10,000  People's United Bank                                     4.00           7/15/2024         9,888
      10,000  People's United Financial, Inc.                          3.65          12/06/2022        10,094
       5,000  Sterling National Bank                                   5.25           4/01/2026         5,056
       5,000  SunTrust Capital I                                       1.57(d)        5/15/2027         4,363
       5,000  TCF National Bank                                        4.60           2/27/2025         4,848
       5,000  Webster Financial Corp.                                  4.38           2/15/2024         4,967
       1,000  Wilmington Trust Corp.                                   8.50           4/02/2018         1,071
       3,500  Wintrust Financial Corp.                                 5.00           6/13/2024         3,489
                                                                                                   ----------
                                                                                                      242,439
                                                                                                   ----------
              REINSURANCE (0.4%)
       5,000  Alleghany Corp.                                          5.63           9/15/2020         5,515
       6,259  Alterra USA Holdings Ltd.(b)                             7.20           4/14/2017         6,318
       5,000  Platinum Underwriters Finance, Inc.                      7.50           6/01/2017         5,094
                                                                                                   ----------
                                                                                                       16,927
                                                                                                   ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
      10,000  EverBank Financial Corp.                                 5.75           7/02/2025        10,195
                                                                                                   ----------
              Total Financials                                                                        695,397
                                                                                                   ----------
              HEALTH CARE (2.2%)
              ------------------
              BIOTECHNOLOGY (0.1%)
       5,000  Baxalta, Inc.                                            4.00           6/23/2025         5,029
                                                                                                   ----------
              HEALTH CARE EQUIPMENT (0.2%)
       9,000  CR Bard, Inc.                                            3.00           5/15/2026         8,669
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.4%)
$     10,000  HCA, Inc.                                                4.50%          2/15/2027    $    9,887
       2,000  HealthSouth Corp.                                        5.75          11/01/2024         2,043
       3,000  Premier Health Partners                                  2.91          11/15/2026         2,762
                                                                                                   ----------
                                                                                                       14,692
                                                                                                   ----------
              HEALTH CARE SERVICES (0.3%)
      10,000  Express Scripts Holding Co.                              3.00           7/15/2023         9,644
                                                                                                   ----------
              MANAGED HEALTH CARE (0.1%)
       5,000  UnitedHealth Group, Inc.                                 3.10           3/15/2026         4,928
                                                                                                   ----------
              PHARMACEUTICALS (1.1%)
      10,000  Actavis Funding SCS                                      3.80           3/15/2025         9,999
       5,000  Mallinckrodt International Finance S.A.                  4.75           4/15/2023         4,150
       5,000  Mylan N.V.(b)                                            3.75          12/15/2020         4,733
       5,000  Mylan N.V.(b)                                            3.95           6/15/2026         5,066
       1,000  Pfizer, Inc.                                             6.05           3/30/2017         1,008
      15,000  Zoetis, Inc.                                             3.25           2/01/2023        15,061
                                                                                                   ----------
                                                                                                       40,017
                                                                                                   ----------
              Total Health Care                                                                        82,979
                                                                                                   ----------
              INDUSTRIALS (5.8%)
              ------------------
              AEROSPACE & DEFENSE (1.2%)
      10,000  Arconic, Inc.                                            5.40           4/15/2021        10,688
      10,000  L-3 Communications Corp.                                 5.20          10/15/2019        10,763
      15,000  Lockheed Martin Corp.                                    3.60           3/01/2035        14,336
       5,000  Spirit AeroSystems, Inc.                                 3.85           6/15/2026         4,951
       5,000  United Technologies Corp.                                3.10           6/01/2022         5,133
                                                                                                   ----------
                                                                                                       45,871
                                                                                                   ----------
              AGRICULTURAL & FARM MACHINERY (0.4%)
       5,000  CNH Industrial Capital, LLC                              3.88           7/16/2018         5,100
      10,000  CNH Industrial Capital, LLC                              3.38           7/15/2019        10,150
                                                                                                   ----------
                                                                                                       15,250
                                                                                                   ----------
              AIR FREIGHT & LOGISTICS (0.2%)
      10,000  FedEx Corp.                                              3.90           2/01/2035         9,599
                                                                                                   ----------
              AIRLINES (1.4%)
         530  America West Airlines, Inc. Pass-Through Trust (INS)     7.93           7/02/2020           562
       8,256  American Airlines, Inc. Pass-Through Trust               4.00           1/15/2027         8,411
         550  Continental Airlines, Inc. Pass-Through Trust            6.55           8/02/2020           576
         562  Continental Airlines, Inc. Pass-Through Trust (INS)      6.24           9/15/2021           589
       9,105  Continental Airlines, Inc. Pass-Through Trust            4.15          10/11/2025         9,426
       8,342  Hawaiian Airlines, Inc. Pass-Through Trust               3.90           7/15/2027         8,436

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$      6,330  United Airlines, Inc. Pass-Through Trust                 4.63%          3/03/2024    $    6,433
       4,511  United Airlines, Inc. Pass-Through Trust                 4.30           2/15/2027         4,663
         798  US Airways Group, Inc. Pass-Through Trust (INS)          7.08           9/20/2022           857
       3,225  US Airways Group, Inc. Pass-Through Trust                6.25          10/22/2024         3,584
       2,088  US Airways Group, Inc. Pass-Through Trust(c)             7.13           4/22/2025         2,404
       8,391  US Airways Group, Inc. Pass-Through Trust                3.95           5/15/2027         8,548
                                                                                                   ----------
                                                                                                       54,489
                                                                                                   ----------
              BUILDING PRODUCTS (0.0%)
       1,000  USG Corp.                                                8.25           1/15/2018         1,063
                                                                                                   ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
       4,888  Terex Corp.(a)                                           3.75           8/13/2021         4,879
      10,000  Wabtec Corp.(b)                                          3.45          11/15/2026         9,673
                                                                                                   ----------
                                                                                                       14,552
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.2%)
       5,921  General Electric Co.                                     5.00                   -(e)      6,165
                                                                                                   ----------
              INDUSTRIAL MACHINERY (0.2%)
       6,000  Stanley Black & Decker, Inc.                             5.75          12/15/2053         6,328
                                                                                                   ----------
              RAILROADS (0.3%)
       1,700  Union Pacific Corp.                                      3.25           1/15/2025         1,729
      10,000  Union Pacific Corp.                                      2.75           3/01/2026         9,723
                                                                                                   ----------
                                                                                                       11,452
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.6%)
      10,000  Air Lease Corp.                                          3.00           9/15/2023         9,717
       7,000  ILFC E-Capital Trust I(b)                                4.67(d)       12/21/2065         6,164
       2,000  ILFC E-Capital Trust II(b)                               4.92(d)       12/21/2065         1,825
       6,000  International Lease Finance Corp.(b)                     7.13           9/01/2018         6,469
                                                                                                   ----------
                                                                                                       24,175
                                                                                                   ----------
              TRUCKING (0.9%)
       1,000  Avis Budget Car Finance, Inc.(b)                         5.13           6/01/2022           976
       5,000  ERAC USA Finance, LLC(b)                                 3.30          10/15/2022         5,056
      20,000  Penske Truck Leasing Co., LP(b)                          4.25           1/17/2023        20,782
       5,000  Ryder System, Inc.                                       3.45          11/15/2021         5,138
       1,870  YRC Worldwide, Inc.(a)                                   8.00           2/13/2019         1,878
                                                                                                   ----------
                                                                                                       33,830
                                                                                                   ----------
              Total Industrials                                                                       222,774
                                                                                                   ----------
              INFORMATION TECHNOLOGY (1.3%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
       3,500  Solera, LLC(a),(f)                                       5.75           3/03/2023         3,543
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (0.3%)
$     10,000  Cisco Systems, Inc.                                      2.60%          2/28/2023    $    9,941
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
       5,000  Molex Electronic Technologies, LLC(b)                    3.90           4/15/2025         4,975
                                                                                                   ----------
              HOME ENTERTAINMENT SOFTWARE (0.2%)
       7,500  Activision Blizzard, Inc.(b)                             3.40           9/15/2026         7,174
                                                                                                   ----------
              SEMICONDUCTORS (0.4%)
       5,000  Broadcom Ltd. / Broadcom Cayman L.P.(b)                  3.63           1/15/2024         5,014
      10,000  Qualcomm, Inc.                                           3.45           5/20/2025        10,026
                                                                                                   ----------
                                                                                                       15,040
                                                                                                   ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
       7,500  Diamond 1 Finance Corp. / Diamond 2 Finance
                Corp.(b)                                               4.42           6/15/2021         7,813
                                                                                                   ----------
              Total Information Technology                                                             48,486
                                                                                                   ----------
              MATERIALS (2.7%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
       5,000  Chevron Phillips Chemical Co.(b)                         3.40          12/01/2026         4,995
      10,000  Westlake Chemical Corp.(b)                               3.60           8/15/2026         9,728
                                                                                                   ----------
                                                                                                       14,723
                                                                                                   ----------
              CONSTRUCTION MATERIALS (0.2%)
       3,000  CRH America, Inc.                                        5.75           1/15/2021         3,323
       5,000  Martin Marietta Materials, Inc.                          4.25           7/02/2024         5,179
                                                                                                   ----------
                                                                                                        8,502
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.2%)
       7,500  CF Industries, Inc.(b)                                   4.50          12/01/2026         7,511
       1,000  E.I. du Pont de Nemours & Co.                            6.00           7/15/2018         1,063
                                                                                                   ----------
                                                                                                        8,574
                                                                                                   ----------
              DIVERSIFIED METALS & MINING (0.2%)
       6,000  Freeport-McMoRan, Inc.                                   3.55           3/01/2022         5,640
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.1%)
       1,000  Ball Corp.                                               5.00           3/15/2022         1,054
       2,500  Ball Corp.                                               5.25           7/01/2025         2,637
                                                                                                   ----------
                                                                                                        3,691
                                                                                                   ----------
              PAPER PACKAGING (0.8%)
       3,000  International Paper Co.                                  7.50           8/15/2021         3,593
       5,000  International Paper Co.(c)                               4.75           2/15/2022         5,428
       5,000  International Paper Co.                                  3.80           1/15/2026         5,076
       7,500  International Paper Co.                                  3.00           2/15/2027         7,055
       5,153  Sealed Air Corp.(b)                                      6.88           7/15/2033         5,437

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$      5,000  WestRock RKT Co.                                         4.45%          3/01/2019    $    5,200
                                                                                                   ----------
                                                                                                       31,789
                                                                                                   ----------
              PAPER PRODUCTS (0.1%)
       3,000  Georgia-Pacific, LLC                                     7.25           6/01/2028         3,857
                                                                                                   ----------
              STEEL (0.7%)
       2,000  Allegheny Technologies, Inc.                             9.38           6/01/2019         2,215
      10,000  Allegheny Technologies, Inc.                             5.95           1/15/2021         9,900
       3,000  Allegheny Technologies, Inc.                             7.88           8/15/2023         3,045
       2,000  Carpenter Technology Corp.(c)                            5.20           7/15/2021         2,021
      10,000  Worthington Industries, Inc.                             4.55           4/15/2026        10,028
                                                                                                   ----------
                                                                                                       27,209
                                                                                                   ----------
              Total Materials                                                                         103,985
                                                                                                   ----------
              REAL ESTATE (4.8%)
              ------------------
              REITs - DIVERSIFIED (0.3%)
       6,000  Spirit Realty Capital, Inc.(b)                           4.45           9/15/2026         5,763
       5,000  Washington REIT                                          3.95          10/15/2022         5,040
                                                                                                   ----------
                                                                                                       10,803
                                                                                                   ----------
              REITs - HEALTH CARE (0.8%)
       4,000  Care Capital Properties, LP(b)                           5.13           8/15/2026         3,874
       4,901  MPT Operating Partnership, LP / MPT Finance Corp.        5.25           8/01/2026         4,828
       2,000  Nationwide Health Properties, Inc.                       6.90          10/01/2037         2,357
      10,000  Omega Healthcare Investors, Inc.                         4.95           4/01/2024        10,190
       2,000  Senior Housing Properties Trust(c)                       6.75          12/15/2021         2,245
       2,000  Welltower, Inc.                                          4.70           9/15/2017         2,038
       3,000  Welltower, Inc.                                          6.13           4/15/2020         3,335
       2,000  Welltower, Inc.                                          4.95           1/15/2021         2,157
                                                                                                   ----------
                                                                                                       31,024
                                                                                                   ----------
              REITs - HOTEL & RESORT (0.1%)
       5,000  Hospitality Property Trust                               4.95           2/15/2027         4,994
                                                                                                   ----------
              REITs - OFFICE (0.7%)
       7,000  Alexandria Real Estate Equities, Inc.                    4.60           4/01/2022         7,417
       2,000  Boston Properties, LP                                    5.88          10/15/2019         2,179
       8,000  Boston Properties, LP                                    3.85           2/01/2023         8,269
       7,500  Columbia Property Trust Operating Partnership, LP        3.65           8/15/2026         7,169
         932  Duke Realty, LP                                          6.50           1/15/2018           974
       1,000  Equity Commonwealth                                      6.65           1/15/2018         1,022
                                                                                                   ----------
                                                                                                       27,030
                                                                                                   ----------
              REITs - RESIDENTIAL (0.6%)
       5,550  AvalonBay Communities, Inc.                              2.85           3/15/2023         5,455
       9,000  ERP Operating, LP                                        2.85          11/01/2026         8,473

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  UDR, Inc.                                                4.63%          1/10/2022    $   10,690
                                                                                                   ----------
                                                                                                       24,618
                                                                                                   ----------
              REITs - RETAIL (1.0%)
       5,000  CBL & Associates, LP                                     5.25          12/01/2023         4,965
       3,000  Federal Realty Investment Trust                          3.00           8/01/2022         3,018
      10,000  Federal Realty Investment Trust                          2.75           6/01/2023         9,779
       1,000  National Retail Properties, Inc.                         6.88          10/15/2017         1,036
       5,000  National Retail Properties, Inc.                         4.00          11/15/2025         5,099
       2,000  Realty Income Corp.                                      5.75           1/15/2021         2,212
       2,100  Realty Income Corp.                                      3.25          10/15/2022         2,123
       5,000  Realty Income Corp.                                      4.13          10/15/2026         5,146
       6,000  Realty Income Corp.                                      3.00           1/15/2027         5,681
                                                                                                   ----------
                                                                                                       39,059
                                                                                                   ----------
              REITs - SPECIALIZED (1.3%)
       5,000  American Tower Corp.                                     3.45           9/15/2021         5,072
       5,000  American Tower Corp.(c)                                  5.90          11/01/2021         5,594
      21,204  CC Holdings GS V, LLC / Crown Castle III Corp.           3.85           4/15/2023        21,709
       3,940  Communications Sales & Leasing, Inc.(a)                  4.50          10/24/2022         3,995
       6,000  EPR Properties                                           7.75           7/15/2020         6,829
       5,000  EPR Properties                                           4.75          12/15/2026         4,971
                                                                                                   ----------
                                                                                                       48,170
                                                                                                   ----------
              Total Real Estate                                                                       185,698
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (1.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
      10,000  AT&T, Inc.                                               4.50           5/15/2035         9,430
       2,000  AT&T, Inc.(f)                                            5.25           3/01/2037         2,008
       2,000  CenturyLink, Inc.                                        6.45           6/15/2021         2,135
       5,000  CenturyLink, Inc.                                        5.80           3/15/2022         5,161
       2,000  CenturyLink, Inc.                                        6.75          12/01/2023         2,065
       3,301  Frontier Communications Corp.                            8.25           4/15/2017         3,350
       3,000  Frontier Communications Corp.                            6.25           9/15/2021         2,820
       5,000  Frontier Communications Corp.                           11.00           9/15/2025         5,075
       6,000  Qwest Corp.(c)                                           6.75          12/01/2021         6,611
                                                                                                   ----------
                                                                                                       38,655
                                                                                                   ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
       4,774  Grain Spectrum Funding II(b)                             3.29          10/10/2034         4,872
      11,000  Sprint Spectrum Co. LLC/Sprint Spectrum
                Co. II, LLC/Sprint Spectrum Co.(b)                     3.36           3/20/2023        11,041
                                                                                                   ----------
                                                                                                       15,913
                                                                                                   ----------
              Total Telecommunication Services                                                         54,568
                                                                                                   ----------

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              UTILITIES (6.6%)
              ----------------
              ELECTRIC UTILITIES (4.3%)
$      7,291  Bruce Mansfield Unit Pass-Through Trust                  6.85%          6/01/2034    $    2,688
      10,000  Cleco Corporate Holdings, LLC(b)                         3.74           5/01/2026         9,891
       2,000  Cleveland Electric Illuminating Co.                      8.88          11/15/2018         2,236
       2,000  Commonwealth Edison Co.                                  5.80           3/15/2018         2,094
      10,000  Duke Energy Carolinas, LLC                               2.50           3/15/2023         9,913
       5,000  Duke Energy Indiana, LLC                                 3.75           5/15/2046         4,739
       1,045  Duke Energy Progress, Inc.                               6.13           9/15/2033         1,297
      13,000  Duquesne Light Holdings, Inc.(b)                         6.40           9/15/2020        14,532
       3,500  Duquesne Light Holdings, Inc.(b)                         5.90          12/01/2021         3,915
      10,000  Entergy Texas, Inc.                                      2.55           6/01/2021         9,994
         144  FPL Energy National Wind, LLC(b)                         5.61           3/10/2024           145
       5,000  Georgia Power Co.                                        3.25           4/01/2026         5,024
       3,000  Great Plains Energy, Inc.                                6.88           9/15/2017         3,087
       2,000  Indiana Michigan Power Co.                               7.00           3/15/2019         2,203
      12,500  IPALCO Enterprises, Inc.(c)                              5.00           5/01/2018        12,937
       2,000  Metropolitan Edison Co.                                  7.70           1/15/2019         2,195
       1,000  Nevada Power Co.                                         6.50           5/15/2018         1,063
      14,000  NextEra Energy Capital Holdings, Inc.                    3.07(d)       10/01/2066        12,075
       1,000  NextEra Energy Capital Holdings, Inc.                    7.30           9/01/2067         1,008
       3,000  NV Energy, Inc.                                          6.25          11/15/2020         3,397
       2,000  Oglethorpe Power Corp.                                   6.10           3/15/2019         2,168
       5,000  Oncor Electric Delivery Co., LLC                         3.75           4/01/2045         4,771
       5,000  Pacific Gas & Electric Co.                               2.95           3/01/2026         4,900
      15,000  PPL Capital Funding, Inc.                                6.70(d)        3/30/2067        13,875
       3,000  Public Service Co. of New Mexico                         7.95           5/15/2018         3,229
       6,900  Southern California Edison Co.                           6.25                   -(e)      7,618
      10,000  Southern Co.                                             3.25           7/01/2026         9,692
       4,000  Texas - New Mexico Power Co.(b)                          9.50           4/01/2019         4,586
      10,000  Xcel Energy, Inc.                                        3.30           6/01/2025        10,012
                                                                                                   ----------
                                                                                                      165,284
                                                                                                   ----------
              GAS UTILITIES (0.5%)
       2,000  Atmos Energy Corp.                                       6.35           6/15/2017         2,038
       1,000  Atmos Energy Corp.                                       8.50           3/15/2019         1,133
       4,000  National Fuel Gas Co.(c)                                 4.90          12/01/2021         4,250
      10,000  National Fuel Gas Co.                                    3.75           3/01/2023         9,941
       1,000  National Fuel Gas Co.                                    7.38           6/13/2025         1,170
       2,000  Southern Natural Gas Co., LLC(b)                         5.90           4/01/2017         2,015
                                                                                                   ----------
                                                                                                       20,547
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (1.5%)
$      1,000  Ameren Illinois Co.                                      6.13%         11/15/2017    $    1,036
       2,000  Ameren Illinois Co.                                      9.75          11/15/2018         2,276
       3,000  Black Hills Corp.                                        5.88           7/15/2020         3,285
       5,000  Black Hills Corp.                                        3.95           1/15/2026         5,117
       2,000  CMS Energy Corp.                                         6.25           2/01/2020         2,222
       3,000  CMS Energy Corp.                                         5.05           3/15/2022         3,290
       5,000  Consumers Energy Co.                                     2.85           5/15/2022         5,077
       6,050  Dominion Resources, Inc.                                 3.82(d)        6/30/2066         5,536
       8,000  Dominion Resources, Inc.                                 3.30(d)        9/30/2066         6,280
       8,000  Puget Sound Energy, Inc.                                 6.97           6/01/2067         7,060
       2,000  Sempra Energy                                            9.80           2/15/2019         2,312
      14,500  WEC Energy Group, Inc.                                   6.25(d)        5/15/2067        13,086
                                                                                                   ----------
                                                                                                       56,577
                                                                                                   ----------
              WATER UTILITIES (0.3%)
      10,000  Aquarion Co., Inc.(b)                                    4.00           8/15/2024        10,047
                                                                                                   ----------
              Total Utilities                                                                         252,455
                                                                                                   ----------
              Total Corporate Obligations (cost: $2,206,642)                                        2,250,287
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (17.9%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.1%)
       5,000  Daimler Finance, N.A., LLC(b)                            2.25           7/31/2019         5,007
                                                                                                   ----------
              PUBLISHING (0.1%)
       4,622  Pearson Funding Four plc(b)                              3.75           5/08/2022         4,519
                                                                                                   ----------
              Total Consumer Discretionary                                                              9,526
                                                                                                   ----------
              CONSUMER STAPLES (1.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
       8,000  Viterra, Inc. (b)                                        5.95           8/01/2020         8,766
                                                                                                   ----------
              BREWERS (0.5%)
       5,000  Anheuser-Busch InBev Worldwide, Inc.                     3.75           1/15/2022         5,241
      15,000  Anheuser-Busch InBev Worldwide, Inc.                     3.65           2/01/2026        15,071
                                                                                                   ----------
                                                                                                       20,312
                                                                                                   ----------
              DISTILLERS & VINTNERS (0.3%)
      10,000  Becle S.A. de C.V.(b)                                    3.75           5/13/2025         9,599
                                                                                                   ----------
              FOOD RETAIL (0.0%)
         301  Ahold Lease USA, Inc. Pass-Through Trust                 7.82           1/02/2020           325
                                                                                                   ----------
              PACKAGED FOODS & MEAT (0.1%)
       2,500  Smithfield Foods, Inc.(b), (f)                           4.25           2/01/2027         2,531
                                                                                                   ----------

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              TOBACCO (0.5%)
$     10,000  BAT International Finance plc(b)                         3.25%          6/07/2022    $   10,092
      10,000  Imperial Brands Finance plc(b)                           4.25           7/21/2025        10,311
                                                                                                   ----------
                                                                                                       20,403
                                                                                                   ----------
              Total Consumer Staples                                                                   61,936
                                                                                                   ----------
              ENERGY (1.6%)
              --------------
              INTEGRATED OIL & GAS (1.0%)
      10,000  BP Capital Markets plc                                   3.72          11/28/2028        10,088
       1,000  Husky Energy, Inc.                                       7.25          12/15/2019         1,137
      10,000  Petrobras Global Finance B.V.                            4.88           3/17/2020        10,215
       5,000  Petroleos Mexicanos Co.                                  4.50           1/23/2026         4,560
      10,000  Petroleos Mexicanos Co.(b)                               6.50           3/13/2027        10,297
                                                                                                   ----------
                                                                                                       36,297
                                                                                                   ----------
              OIL & GAS DRILLING (0.0%)
         620  QGOG Atlantic/Alaskan Rigs Ltd.(b),(c)                   5.25           7/30/2019           604
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       1,500  Repsol Oil & Gas Canada, Inc.                            7.75           6/01/2019         1,639
       2,000  Woodside Finance Ltd.(b)                                 4.60           5/10/2021         2,114
                                                                                                   ----------
                                                                                                        3,753
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
       5,000  APT Pipelines Ltd.(b)                                    4.20           3/23/2025         5,028
       1,275  Nakilat, Inc.(b)                                         6.07          12/31/2033         1,492
       2,000  TransCanada PipeLines Ltd.                               7.13           1/15/2019         2,195
      11,860  TransCanada PipeLines Ltd.                               6.35(d)        5/15/2067        10,941
                                                                                                   ----------
                                                                                                       19,656
                                                                                                   ----------
              Total Energy                                                                             60,310
                                                                                                   ----------
              FINANCIALS (5.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       4,500  Brookfield Asset Management, Inc.                        5.80           4/25/2017         4,543
                                                                                                   ----------
              DIVERSIFIED BANKS (4.4%)
      10,000  ABN AMRO Bank N.V.(b)                                    4.75           7/28/2025        10,221
      10,000  ABN AMRO Bank N.V.(b)                                    4.80           4/18/2026        10,273
      10,000  Australia & New Zealand Banking Group Ltd.(b)            4.40           5/19/2026        10,133
       2,450  Barclays Bank plc                                        1.63(d)                -(e)      1,861
      15,000  BNP Paribas S.A.(b)                                      4.38           5/12/2026        15,001
      10,000  Cooperatieve Rabobank U.A.                               3.88           2/08/2022        10,501
       8,451  Cooperatieve Rabobank U.A.                               3.95          11/09/2022         8,658
      10,000  Credit Suisse Group Funding Ltd.                         4.55           4/17/2026        10,294
      10,000  HSBC Bank plc                                            1.63(d)                -(e)      7,690

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  HSBC Holdings plc                                        3.90%          5/25/2026    $   10,013
       5,000  Lloyds Bank plc                                          4.20           3/28/2017         5,024
      10,000  Nordea Bank AB(b)                                        4.25           9/21/2022        10,383
       4,500  Rabobank Nederland                                       1.70           3/19/2018         4,501
       4,000  Royal Bank of Scotland Group plc                         7.64                   -(e)      3,740
      10,000  Royal Bank of Scotland Group plc                         9.50(d)        3/16/2022        10,109
       6,560  Santander Bank, N.A.                                     8.75           5/30/2018         7,089
      10,000  Santander UK plc                                         3.05           8/23/2018        10,177
       5,000  Santander UK plc(b)                                      5.00          11/07/2023         5,187
       7,500  Swedbank AB(b)                                           2.65           3/10/2021         7,521
      10,000  Westpac Banking Corp.                                    4.32          11/23/2031        10,003
                                                                                                   ----------
                                                                                                      168,379
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.2%)
       7,000  Great-West Life & Annuity Insurance Capital, LP(b)       3.45(d)        5/16/2046         6,195
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
       7,000  ING Bank N.V.(b)                                         3.75           3/07/2017         7,017
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
      20,056  QBE Capital Funding III Ltd.(b)                          7.25           5/24/2041        22,137
       5,000  XLIT Ltd.                                                6.50(d)                -(e)      4,225
       5,000  XLIT Ltd.                                                4.45           3/31/2025         5,004
                                                                                                   ----------
                                                                                                       31,366
                                                                                                   ----------
              Total Financials                                                                        217,500
                                                                                                   ----------
              GOVERNMENT (0.1%)
              -----------------
              FOREIGN GOVERNMENT (0.1%)
       5,000  Italy Government International Bond                      5.38           6/15/2033         5,449
                                                                                                   ----------
              HEALTH CARE (0.4%)
              ------------------
              PHARMACEUTICALS (0.4%)
      15,000  Teva Pharmaceuticals Finance                             3.15          10/01/2026        13,626
                                                                                                   ----------
              INDUSTRIALS (3.7%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      10,000  BAE Systems Holdings, Inc.(b)                            3.85          12/15/2025        10,262
                                                                                                   ----------
              AIRLINES (1.5%)
       5,000  Air Canada Pass-Through Trust(b)                         5.00           3/15/2020         4,981
       3,848  Air Canada Pass-Through Trust(b)                         5.38          11/15/2022         3,929
       9,316  Air Canada Pass-Through Trust(b)                         3.88           9/15/2024         9,002
       8,569  Air Canada Pass-Through Trust(b)                         4.13          11/15/2026         8,773
       5,855  Air Canada Pass-Through Trust(b)                         3.75           6/15/2029         5,921
      13,338  British Airways Pass-Through Trust(b)                    4.63          12/20/2025        14,172
       2,349  Virgin Australia Trust(b)                                6.00           4/23/2022         2,384

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$     10,000  WestJet Airlines Ltd.(b)                                 3.50%          6/16/2021    $   10,018
                                                                                                   ----------
                                                                                                       59,180
                                                                                                   ----------
              AIRPORT SERVICES (0.6%)
      10,000  Heathrow Funding Ltd.(b)                                 4.88           7/15/2023        10,740
      10,000  Sydney Airport Finance Co. Proprietary Ltd.(b)           3.90           3/22/2023        10,287
       2,000  Sydney Airport Finance Co. Proprietary Ltd.              3.63           4/28/2026         1,975
                                                                                                   ----------
                                                                                                       23,002
                                                                                                   ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
       5,500  Brambles USA, Inc.(b)                                    4.13          10/23/2025         5,612
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.8%)
       7,500  CK Hutchison International 16 Ltd.(b)                    2.75          10/03/2026         6,980
       2,000  Hutchison Whampoa International Ltd.(b)                  4.63           1/13/2022         2,154
      20,000  Siemens Financieringsmaatschappij N.V.(b)                3.25           5/27/2025        20,020
       1,000  Siemens Financieringsmaatschappij N.V.(b)                6.13           8/17/2026         1,221
                                                                                                   ----------
                                                                                                       30,375
                                                                                                   ----------
              RAILROADS (0.3%)
       4,261  Asciano Finance Ltd.(b)                                  4.63           9/23/2020         4,418
       8,000  Canadian National Railway Co.                            2.75           3/01/2026         7,841
                                                                                                   ----------
                                                                                                       12,259
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
       3,000  Aercap Ireland Cap Ltd.                                  4.63           7/01/2022         3,154
                                                                                                   ----------
              Total Industrials                                                                       143,844
                                                                                                   ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
       5,000  Tyco Electronics Group S.A.                              3.50           2/03/2022         5,157
                                                                                                   ----------
              MATERIALS (3.2%)
              -----------------
              COMMODITY CHEMICALS (0.3%)
      10,000  Braskem Finance Ltd.                                     6.45           2/03/2024        10,753
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.1%)
       3,000  Incitec Pivot Finance, LLC(b)                            6.00          12/10/2019         3,234
                                                                                                   ----------
              DIVERSIFIED METALS & MINING (0.7%)
       5,000  Anglo American Capital plc(b)                            2.63           9/27/2017         5,009
       5,000  Anglo American Capital plc(b)                            4.13           4/15/2021         5,100
      10,000  Glencore Funding, LLC(b)                                 2.50           1/15/2019        10,083
       3,000  Southern Copper Corp.                                    3.88           4/23/2025         3,003
       5,000  Teck Resources Ltd.                                      3.75           2/01/2023         4,875
                                                                                                   ----------
                                                                                                       28,070
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
$     10,000  Potash Corp. of Saskatchewan, Inc.                       3.00%          4/01/2025    $    9,477
                                                                                                   ----------
              GOLD (0.7%)
       2,000  Barrick Gold Corp.                                       6.95           4/01/2019         2,194
      15,000  Goldcorp, Inc.                                           3.70           3/15/2023        15,197
      10,000  Kinross Gold Corp.                                       5.95           3/15/2024        10,543
                                                                                                   ----------
                                                                                                       27,934
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.2%)
       7,500  CCL Industries, Inc.(b)                                  3.25          10/01/2026         7,137
                                                                                                   ----------
              PAPER PACKAGING (0.1%)
       3,000  Smurfit Kappa Acquisitions(b)                            4.88           9/15/2018         3,105
                                                                                                   ----------
              PAPER PRODUCTS (0.1%)
       5,000  Amcor Finance USA, Inc.(b)                               3.63           4/28/2026         4,922
                                                                                                   ----------
              PRECIOUS METALS & MINERALS (0.3%)
      10,000  Fresnillo plc(b)                                         5.50          11/13/2023        10,638
                                                                                                   ----------
              STEEL (0.4%)
       3,000  ArcelorMittal                                            6.13           6/01/2018         3,154
       2,000  ArcelorMittal                                            6.50           3/01/2021         2,195
       4,000  ArcelorMittal                                            7.25           2/25/2022         4,530
       2,000  Vale Overseas Ltd.                                       4.63           9/15/2020         2,080
       5,000  Vale Overseas Ltd.                                       4.38           1/11/2022         5,056
                                                                                                   ----------
                                                                                                       17,015
                                                                                                   ----------
              Total Materials                                                                         122,285
                                                                                                   ----------
              REAL ESTATE (0.3%)
              ------------------
              REITs - RETAIL (0.3%)
      10,750  WEA Finance, LLC / Westfield UK & Europe
                Finance plc(b)                                         3.75           9/17/2024        10,903
                                                                                                   ----------
              UTILITIES (1.0%)
              ----------------
              ELECTRIC UTILITIES (1.0%)
       5,000  Comision Federal de Electricidad(b)                      4.75           2/23/2027         4,833
       6,000  EDP Finance B.V.(b)                                      4.13           1/15/2020         6,179
      10,000  Electricite De France S.A.(b)                            5.25                   -(e)      9,556
       5,000  Emera US Finance, LP                                     3.55           6/15/2026         4,911
      10,000  Fortis, Inc.(b)                                          3.06          10/04/2026         9,366
       3,500  Transelec S.A.(b)                                        3.88           1/12/2029         3,344
                                                                                                   ----------
                                                                                                       38,189
                                                                                                   ----------
              Total Utilities                                                                          38,189
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $677,854)                                688,725
                                                                                                   ----------

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)(o)      SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
   CAD15,000  Province of Alberta (cost: $14,605)                      2.55%         12/15/2022    $   11,890
                                                                                                   ----------
              ASSET-BACKED SECURITIES (0.9%)

              FINANCIALS (0.5%)
              -----------------
              ASSET-BACKED FINANCING (0.5%)
$      2,855  Avis Budget Rental Car Funding AESOP, LLC(b)             3.75           7/20/2020         2,839
       1,000  Citibank Credit Card Issuance Trust                      5.65           9/20/2019         1,028
       5,000  GE Capital Credit Card Master Note Trust                 4.47           3/15/2020         5,019
       2,000  Hertz Vehicle Financing, LLC(b)                          6.44           2/25/2019         2,052
       2,316  Hertz Vehicle Financing, LLC                             3.95           9/25/2019         2,316
       2,484  SLM Student Loan Trust                                   1.26(d)        1/25/2041         2,214
         975  SLM Student Loan Trust                                   1.59(d)       10/25/2065           887
       1,002  Trinity Rail Leasing, LP (INS)(b)                        5.27           8/14/2027         1,032
       3,037  Trinity Rail Leasing, LP(b)                              5.90           5/14/2036         3,058
                                                                                                   ----------
                                                                                                       20,445
                                                                                                   ----------
              Total Financials                                                                         20,445
                                                                                                   ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
      15,000  Hawaii Dept. of Business Economic Dev. & Tourism         3.24           1/01/2031        14,968
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $35,213)                                            35,413
                                                                                                   ----------
              COLLATERALIZED LOAN OBLIGATIONS (0.6%)

              FINANCIALS (0.6%)
              -----------------
       4,000  Dryden Senior Loan Fund(b)                               3.03(d)        7/20/2029         4,023
      10,000  Oaktree EIF Ltd.(b)                                      3.09          10/20/2027        10,025
       5,000  Race Point Ltd.(b)                                       2.48(d)        7/25/2028         5,016
       5,000  Race Point Ltd.(b)                                       3.23(d)        7/25/2028         5,058
                                                                                                   ----------
              Total Financials                                                                         24,122
                                                                                                   ----------
              Total Collateralized Loan Obligations (cost: $24,000)                                    24,122
                                                                                                   ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
       2,462  Structured Asset Mortgage Investments, Inc.
                (cost: $2,337)                                         1.27(d)        7/19/2035         2,277
                                                                                                   ----------
              COMMERCIAL MORTGAGE SECURITIES (3.9%)

              FINANCIALS (3.9%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%)
         584  Banc of America Commercial Mortgage, Inc.                5.00          11/10/2042           584
       1,000  Banc of America Commercial Mortgage, Inc.                5.00          11/10/2042           806

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$      5,980  Banc of America Commercial Mortgage, Inc.                6.28%          2/10/2051    $    6,194
       3,000  BCRR Trust(b)                                            5.86           7/17/2040         3,003
       1,759  Bear Stearns Commercial Mortgage Securities, Inc.        5.21           2/11/2041         1,757
         147  Bear Stearns Commercial Mortgage Securities, Inc.        5.33           2/11/2044           147
       7,000  CFCRE Commercial Mortgage Trust(b)                       5.00          12/15/2047         7,846
       5,000  Citigroup Commercial Mortgage Trust                      6.00          12/10/2049         5,101
       1,651  Commercial Mortgage Trust                                5.38          12/10/2046         1,649
       2,113  Commercial Mortgage Trust(b)                             5.54          12/11/2049         2,112
       1,950  DB-UBS Mortgage Trust(b),(c)                             5.00           8/10/2044         2,141
       3,000  FREMF Mortgage Trust(b)                                  3.50          11/25/2023         2,851
       1,203  GE Capital Commercial Mortgage Corp.                     5.00          11/10/2045         1,202
       1,000  GE Capital Commercial Mortgage Corp.                     5.00          11/10/2045           975
       1,546  GMAC Commercial Mortgage Securities, Inc.                4.81           5/10/2043         1,430
       2,142  Greenwich Capital Commercial Funding Corp.               5.77           7/10/2038         2,141
       3,000  GS Mortgage Securities Trust(b)                          4.95           1/10/2045         3,284
         862  J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       4.99           9/12/2037           867
       4,000  J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(b)                                               5.00          11/15/2043         4,304
         357  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              5.46          12/12/2043           357
         275  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              5.93           4/17/2045           274
       5,000  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              5.93           4/17/2045         3,941
       9,961  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              3.51           5/15/2045        10,398
       5,000  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.(b)                           5.00           8/15/2046         5,568
       5,426  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              5.37           5/15/2047         5,423
       2,000  J.P. Morgan Chase Commercial
                Mortgage Securities Corp.                              6.04           2/15/2051         2,040
       2,000  Merrill Lynch Mortgage Trust                             6.28           2/12/2051         2,038
       2,000  Merrill Lynch Mortgage Trust(b)                          6.28           2/12/2051         2,040
          83  Morgan Stanley Capital I, Inc.                           5.79           7/12/2044            83
       1,159  Morgan Stanley Capital I, Inc.                           4.77           7/15/2056         1,155
       5,000  Morgan Stanley-BAML Trust                                3.74           8/15/2047         5,242
       5,000  Royal Bank of Scotland Trust(b)                          5.00           6/16/2049         5,036
       9,859  UBS Commercial Mortgage Trust                            3.40           5/10/2045        10,298
       4,756  UBS-Citigroup Commercial Mortgage Trust(b)               5.15           1/10/2045         5,237
         757  Wachovia Bank Commercial Mortgage Trust                  5.80           7/15/2045           757
       4,146  Wachovia Bank Commercial Mortgage Trust                  5.00           6/15/2049         4,158

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$      3,000  Wells Fargo Commercial Mortgage Trust(b)                 5.28%         11/15/2043    $    3,251
       6,000  WF-RBS Commercial Mortgage Trust(b)                      5.17           2/15/2044         6,502
                                                                                                   ----------
                                                                                                      122,191
                                                                                                   ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
     177,851  Fannie Mae(+)                                            0.63           4/25/2022         4,477
      40,801  Freddie Mac(+)                                           1.00          12/25/2021         2,210
      22,450  Freddie Mac(+)                                           1.69           3/25/2022         1,583
      71,149  Freddie Mac(+)                                           1.00           8/25/2022         4,119
      69,917  Freddie Mac(+)                                           0.88          10/25/2022         2,851
      31,260  J.P. Morgan Chase Commercial
                Mortgage Securities Corp(g)                            2.00          10/15/2045         2,071
      33,042  Morgan Stanley-BAML Trust(b),(g)                         1.00          11/15/2045         1,919
      27,119  UBS Commercial Mortgage Trust(b),(g)                     2.00           5/10/2045         2,388
      73,156  WF-RBS Commercial Mortgage Trust(b),(g)                  1.00          12/15/2045         5,102
                                                                                                   ----------
                                                                                                       26,720
                                                                                                   ----------
              Total Financials                                                                        148,911
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $143,744)                                   148,911
                                                                                                   ----------
              U.S. GOVERNMENT AGENCY ISSUES (3.2%)(h)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.2%)
       9,288  Fannie Mae(+)                                            2.50           7/01/2027         9,394
         190  Freddie Mac(+)(i)                                        5.00           9/01/2020           195
      10,400  Freddie Mac(+)                                           3.06          12/25/2024        10,658
      10,000  Freddie Mac(+)                                           2.81           1/25/2025        10,049
      11,885  Freddie Mac(+)                                           3.33           8/25/2025        12,364
      20,000  Freddie Mac(+)                                           3.31           9/25/2025        20,766
      13,140  Freddie Mac(+)                                           3.00          12/25/2025        13,306
      15,000  Freddie Mac(+)                                           2.67           3/25/2026        14,782
      12,000  Freddie Mac(+)                                           2.85           3/25/2026        11,916
         116  Freddie Mac(+)                                           5.50           4/01/2036           131
      20,000  Freddie Mac(+)                                           2.65           9/25/2049        19,596
                                                                                                   ----------
                                                                                                      123,158
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $128,013)                                    123,158
                                                                                                   ----------
              U.S. TREASURY SECURITIES (5.8%)

              BONDS (2.8%)
      15,775  4.50%, 2/15/2036                                                                         19,938
      20,000  2.75%, 8/15/2042                                                                         18,957
       5,000  2.75%, 11/15/2042                                                                         4,736
       5,000  3.13%, 8/15/2044                                                                          5,071
      50,000  2.50%, 2/15/2045                                                                         44,659

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
$      5,050  2.25%, 8/15/2046                                                                     $    4,248
      10,000  2.88%, 11/15/2046                                                                         9,656
                                                                                                   ----------
                                                                                                      107,265
                                                                                                   ----------
              NOTES (3.0%)
      40,000  2.25%, 11/15/2025                                                                        39,452
      75,000  1.63%, 2/15/2026                                                                         70,062
       5,000  2.00%, 11/15/2026                                                                         4,806
                                                                                                   ----------
                                                                                                      114,320
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $232,096)                                         221,585
                                                                                                   ----------
              MUNICIPAL BONDS (4.0%)

              AIRPORT/PORT (0.2%)
       4,975  Chicago Midway Airport                                   5.00%          1/01/2024         5,629
       2,470  Chicago Midway Airport                                   5.00           1/01/2025         2,768
         175  Riverside Financing Auth. (INS)                          5.19           8/01/2017           177
                                                                                                   ----------
                                                                                                        8,574
                                                                                                   ----------
              APPROPRIATED DEBT (0.4%)
       3,000  Baltimore Board of School Commissioners                  5.69          12/15/2025         3,446
         485  Escondido Joint Powers Financing Auth. (INS)             5.53           9/01/2018           498
       3,000  Kannapolis                                               7.28           3/01/2027         3,168
       5,000  Miami-Dade County School Board (INS)                     5.38           5/01/2031         5,572
       4,000  Palm Beach County School Board                           5.40           8/01/2025         4,462
                                                                                                   ----------
                                                                                                       17,146
                                                                                                   ----------
              CASINOS & GAMING (0.0%)
       1,311  Mashantucket (Western) Pequot Tribe(j)                   7.35           7/01/2026           210
                                                                                                   ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
         285  American Eagle Northwest, LLC(b)                         4.97          12/15/2018           292
                                                                                                   ----------
              EDUCATION (1.0%)
       3,430  Austin CCD                                               6.76           8/01/2030         4,117
         250  California State Univ. (INS)                             5.27          11/01/2017           253
       1,000  Colorado State Board of Governors
                Univ. Enterprise System                                4.90           3/01/2021         1,076
       3,000  Los Alamitos USD No. 1                                   6.19           2/01/2026         3,449
       3,000  Miami Univ.                                              6.67           9/01/2028         3,679
      10,000  New Jersey EDA                                           4.45           6/15/2020        10,159
      10,000  New Jersey EDA                                           5.25           9/01/2026        10,478
       2,500  New Jersey EDA                                           5.71           6/15/2030         2,522
       3,000  Rensselaer Polytechnic Institute                         5.60           9/01/2020         3,285
                                                                                                   ----------
                                                                                                       39,018
                                                                                                   ----------

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE           MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
              GENERAL OBLIGATION (0.8%)
$      1,250  Las Virgenes USD                                         5.54%          8/01/2025    $    1,428
       3,000  Long Beach USD                                           5.91           8/01/2025         3,503
       5,000  New York City                                            6.27          12/01/2037         6,607
         610  Oyster Bay                                               3.55           2/01/2019           612
       1,825  Oyster Bay                                               3.80           2/01/2020         1,831
       1,500  Oyster Bay                                               3.95           2/01/2021         1,499
       5,000  Scranton School District(b)                              3.13          12/01/2025(k)      4,984
       5,000  State of Washington                                      5.25           2/01/2036         5,608
       1,520  Will County, Illinois                                    4.08          11/15/2017         1,546
       1,405  Will County, Illinois                                    4.28          11/15/2018         1,454
                                                                                                   ----------
                                                                                                       29,072
                                                                                                   ----------
              HOSPITAL (0.6%)
       5,000  Bon Secours Charity Health System, Inc.                  5.25          11/01/2025         5,277
      16,695  Eastern Maine Healthcare Systems                         3.71           7/01/2026        15,816
                                                                                                   ----------
                                                                                                       21,093
                                                                                                   ----------
              MISCELLANEOUS (0.0%)
         471  Keenan Dev. Association of Tennessee, LLC (INS)(b)       5.02           7/15/2028           498
                                                                                                   ----------
              SALES TAX (0.1%)
       3,300  Miami-Dade County Transit System                         4.59           7/01/2021         3,474
                                                                                                   ----------
              SINGLE FAMILY HOUSING (0.1%)
       5,000  New York State Mortgage Agency                           4.20          10/01/2027         5,132
                                                                                                   ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.6%)
       2,000  Florida State Department of Environmental Protection     5.76           7/01/2020         2,191
       4,500  Harris County                                            4.45          11/15/2031         4,453
       1,745  Metropolitan Nashville Airport Auth. (INS)               5.14           7/01/2018         1,829
       3,000  New York MTA                                             5.20          11/15/2018         3,193
       5,000  New York MTA                                             6.73          11/15/2030         6,401
       3,000  New Jersey Transportation Trust Fund Auth.               5.75          12/15/2028         3,117
       2,500  New York City Transitional Finance Auth.                 5.00           2/01/2035         2,762
                                                                                                   ----------
                                                                                                       23,946
                                                                                                   ----------
              WATER UTILITIES (0.1%)
       3,000  Connecticut Dev. Auth.                                   5.50           4/01/2021         3,328
                                                                                                   ----------
              WATER/SEWER UTILITY (0.1%)
       2,500  Tohopekaliga Water Auth. (PRE)                           5.25          10/01/2036         2,905
                                                                                                   ----------
              Total Municipal Bonds (cost: $144,678)                                                  154,688
                                                                                                   ----------
              Total Bonds (cost: $3,609,182)                                                        3,661,056
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)/SHARES  SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.6%)

              PREFERRED STOCKS (1.6%)

              CONSUMER STAPLES (0.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
     400,000  CHS, Inc., 7.10%, cumulative redeemable, perpetual                              $   10,973
     150,000  Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(b)                                                          15,773
                                                                                              ----------
                                                                                                  26,746
                                                                                              ----------
              Total Consumer Staples                                                              26,746
                                                                                              ----------
              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
      87,500  Citigroup Capital XIII, 7.26%                                                        2,267
      50,000  HSBC Holdings plc, 6.20%, perpetual                                                  1,285
      36,000  ING Groep N.V., 7.20%, perpetual                                                       931
       5,000  US Bancorp, 3.50%, perpetual                                                         4,475
                                                                                              ----------
                                                                                                   8,958
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.2%)
     369,987  Delphi Financial Group, Inc., 7.38%, cumulative redeemable(c)                        8,302
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
      $3,000  Catlin Insurance Co. Ltd., 7.25%, perpetual(b)                                       2,685
                                                                                              ----------
              REGIONAL BANKS (0.0%)
       2,000  CoBank ACB, 2.05%, perpetual(b)                                                      1,274
                                                                                              ----------
              REINSURANCE (0.0%)
       2,000  American Overseas Group Ltd., 7.50%, non-cumulative*(g),(l)                            400
                                                                                              ----------
              Total Financials                                                                    21,619
                                                                                              ----------
              REAL ESTATE (0.2%)
              ------------------
              REITs - RESIDENTIAL (0.2%)
     100,000  Equity Residential Properties Trust, depositary shares,
                Series K, 8.29%, cumulative redeemable, perpetual                                  6,319
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     200,000  Qwest Corp., 6.50%                                                                   4,934
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       2,000  Centaur Funding Corp., 9.08%(b)                                                      2,370
                                                                                              ----------
              Total Telecommunication Services                                                     7,304
                                                                                              ----------
              Total Preferred Stocks                                                              61,988
                                                                                              ----------
              Total Equity Securities (cost: $60,820)                                             61,988
                                                                                              ----------

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)        SECURITY                                                   RATE          MATURITY          (000)
-------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.4%)

             COMMERCIAL PAPER (2.3%)

             CONSUMER DISCRETIONARY (0.5%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.5%)
$   18,709   Hyundai Capital America(b),(m)                            0.88%          2/01/2017    $   18,709
                                                                                                   ----------
             ENERGY (0.3%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     7,854   Canadian Natural Resources(b),(m)                         1.19           2/13/2017         7,851
                                                                                                   ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     2,161   Spectra Energy Partners(b),(m)                            0.93           2/07/2017         2,160
                                                                                                   ----------
             Total Energy                                                                              10,011
                                                                                                   ----------
             INDUSTRIALS (0.4%)
             ------------------
             INDUSTRIAL MACHINERY (0.4%)
     1,136   Pentair Finance S.A.(b),(m)                               1.45           2/02/2017         1,136
     2,869   Pentair Finance S.A.(b),(m)                               1.45           2/07/2017         2,868
    12,791   Pentair Finance S.A.(b),(m)                               1.45           2/08/2017        12,788
                                                                                                   ----------
                                                                                                       16,792
                                                                                                   ----------
             Total Industrials                                                                         16,792
                                                                                                   ----------
             MATERIALS (0.3%)
             ----------------
             DIVERSIFIED CHEMICALS (0.3%)
    10,176   E.I. du Pont de Nemours & Co.(b),(m)                      0.95           2/06/2017        10,175
                                                                                                   ----------
             UTILITIES (0.8%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
    20,550   Eversource Energy(b),(m)                                  0.83           2/03/2017        20,549
     4,000   South Carolina Fuel Co.(b),(m)                            0.88           2/02/2017         4,000
     7,175   South Carolina Fuel Co.(b),(m)                            0.91           2/09/2017         7,173
                                                                                                   ----------
                                                                                                       31,722
                                                                                                   ----------
             Total Utilities                                                                           31,722
                                                                                                   ----------
             Total Commercial Paper                                                                    87,409
                                                                                                   ----------
             GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
 3,557,684   State Street Institutional Treasury Money Market
               Fund Premier Class, 0.42%(n)                                                             3,558
                                                                                                   ----------
             Total Money Market Instruments (cost: $90,967)                                            90,967
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $3,760,969)                                                  $3,814,011
                                                                                                   ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
                                                                                                APPRECIATION/
NUMBER OF                                                    EXPIRATION         CONTRACT       (DEPRECIATION)
CONTRACTS    SECURITY                                           DATE           VALUE (000)              (000)
-------------------------------------------------------------------------------------------------------------
             FUTURES(p)

             LONG FUTURES

             INTEREST RATE CONTRACTS
       585   10 YR U.S. Treasury Note                         03/22/2017         $72,814           $(443)
                                                                                 -------           ------

             TOTAL LONG FUTURES                                                  $72,814           $(443)
                                                                                 =======           ======

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                    $      -          $2,250,287                 $  -       $2,250,287
  Eurodollar and Yankee Obligations               -             688,725                    -          688,725
  Foreign Government Obligations                  -              11,890                    -           11,890
  Asset-Backed Securities                         -              35,413                    -           35,413
  Collateralized Loan Obligations                 -              24,122                    -           24,122
  Collateralized Mortgage Obligations             -               2,277                    -            2,277
  Commercial Mortgage Securities                  -             148,911                    -          148,911
  U.S. Government Agency Issues                   -             123,158                    -          123,158
  U.S. Treasury Securities                  221,585                   -                    -          221,585
  Municipal Bonds                                 -             154,688                    -          154,688

Equity Securities:
  Preferred Stocks                            1,285              60,303                  400           61,988

Money Market Instruments:
  Commercial Paper                                -              87,409                    -           87,409
  Government & U.S. Treasury Money
    Market Funds                              3,558                   -                    -            3,558
-------------------------------------------------------------------------------------------------------------
Total                                      $226,428          $3,587,183                 $400       $3,814,011
-------------------------------------------------------------------------------------------------------------

LIABILITIES                                 LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
-------------------------------------------------------------------------------------------------------------
Futures(1)                                    $(443)                 $-                  $-             $(443)
-------------------------------------------------------------------------------------------------------------
Total                                         $(443)                 $-                  $-             $(443)
-------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------
                                             ASSET-BACKED            COLLATERALIZED
($ IN 000s)                                    SECURITIES          LOAN OBLIGATIONS          PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                       $ 3,163                   $ 4,000                     $ 500
Purchases                                               -                         -                         -
Sales                                                   -                         -                         -
Transfers into Level 3                                  -                         -                         -
Transfers out of Level 3                           (3,163)                   (4,000)                        -
Net realized gain (loss) on investments                 -                         -                         -
Change in net unrealized appreciation/
  (depreciation) of investments                         -                         -                      (100)
-------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                    $     -                   $     -                     $ 400
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                        TRANSFERS           TRANSFERS          TRANSFERS
                                                    INTO (OUT OF)       INTO (OUT OF)      INTO (OUT OF)
ASSETS ($ IN 000s)                                        LEVEL 1             LEVEL 2            LEVEL 3
--------------------------------------------------------------------------------------------------------
Asset-Backed Securities(I)                                     $-              $3,163            $(3,163)
Collateralized Loan Obligations(II)                            $-              $4,000            $(4,000)
--------------------------------------------------------------------------------------------------------
Total                                                          $-              $7,163            $(7,163)
--------------------------------------------------------------------------------------------------------

 (I) Transferred from Level 3 to Level 2 as result of the securities no longer being a single broker quoted.

(II) Transferred from Level 3 to Level 2 as a result of the securities being priced during the period by the Fund's pricing service.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.4% of net assets at January 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

     CAD     Canadian Dollar
     CCD     Community College District
     EDA     Economic Development Authority
     MTA     Metropolitan Transportation Authority
     PRE     Pre-refunded to a date prior to maturity
     REIT    Real estate investment trust
     USD     Unified School District

     CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

     (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        rate at January 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2017.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2017.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) At January 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $9,588,000, of which $4,539,000 were when-issued securities.

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2017, was $11,880,000, which represented 0.3% of the Fund's net assets.

    (h) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

        Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (i) Securities with a value of $195,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (j) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (k) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (l) Security was fair valued at January 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $400,000, which represented less than 0.1% of the Fund's net assets.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

    (o) In U.S. dollars unless otherwise noted.

    (p) The contract value of futures purchased as a percentage of net assets is 1.9%.

    (q) At January 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,760,969)                       $3,814,011
   Cash                                                                                       1,292
   Receivables:
       Capital shares sold                                                                    5,766
       USAA Asset Management Company (Note 6C)                                                    4
       Interest                                                                              39,705
       Securities sold                                                                           11
                                                                                         ----------
       Total assets                                                                       3,860,789
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  16,412
       Capital shares redeemed                                                                4,153
       Dividends on capital shares                                                              654
   Variation margin on futures contracts                                                        438
   Accrued management fees                                                                    1,090
   Accrued transfer agent's fees                                                                 82
   Other accrued expenses and payables                                                          189
                                                                                         ----------
       Total liabilities                                                                     23,018
                                                                                         ----------
       Net assets applicable to capital shares outstanding                               $3,837,771
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $3,796,835
   Overdistribution of net investment income                                                    (14)
   Accumulated net realized loss on investments and futures transactions                    (11,650)
   Net unrealized appreciation of investments and futures contracts                          52,599
   Net unrealized appreciation of foreign currency translations                                   1
                                                                                         ----------
           Net assets applicable to capital shares outstanding                           $3,837,771
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,830,954/174,800 capital
           shares outstanding, no par value)                                             $    10.47
                                                                                         ==========
       Institutional Shares (net assets of $1,911,894/182,497
           capital shares outstanding, no par value)                                     $    10.48
                                                                                         ==========
       Adviser Shares (net assets of $89,875/8,589
           capital shares outstanding, no par value)                                     $    10.46
                                                                                         ==========
       R6 Shares (net assets of $5,048/482 capital shares
           outstanding, no par value)                                                    $    10.48
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                            $ 2,148
   Interest                                                              78,224
                                                                        -------
       Total income                                                      80,372
                                                                        -------
EXPENSES
   Management fees                                                        6,246
   Administration and servicing fees:
       Fund Shares                                                        1,379
       Institutional Shares                                                 928
       Adviser Shares                                                        71
   Transfer agent's fees:
       Fund Shares                                                        1,110
       Institutional Shares                                                 928
       Adviser Shares                                                        53
   Distribution and service fees (Note 6E):
       Adviser Shares                                                       117
   Custody and accounting fees:
       Fund Shares                                                          119
       Institutional Shares                                                 117
       Adviser Shares                                                         6
   Postage:
       Fund Shares                                                           61
       Institutional Shares                                                  22
       Adviser Shares                                                         2
   Shareholder reporting fees:
       Fund Shares                                                           28
       Institutional Shares                                                   4
       Adviser Shares                                                         1
   Trustees' fees                                                            15
   Registration fees:
       Fund Shares                                                           33
       Institutional Shares                                                  21
       Adviser Shares                                                        18
       R6 Shares*                                                             4
   Professional fees                                                        117
   Other                                                                     37
                                                                        -------
       Total expenses                                                    11,437
                                                                        -------

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

   Expenses reimbursed:
       R6 Shares*                                                      $     (4)
                                                                       --------
         Net expenses                                                    11,433
                                                                       --------
NET INVESTMENT INCOME                                                    68,939
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                         2,630
      Foreign currency transactions                                          (3)
      Futures transactions                                                 (686)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       (83,405)
      Foreign currency translations                                           1
      Futures contracts                                                  (4,138)
                                                                       --------
         Net realized and unrealized loss                               (85,601)
                                                                       --------
   Decrease in net assets resulting from operations                    $(16,662)
                                                                       ========

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                            1/31/2017          7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   68,939         $  139,553
   Net realized gain (loss) on investments                                      2,630            (13,478)
   Net realized loss on foreign currency transactions                              (3)                (3)
   Net realized gain (loss) on futures transactions                              (686)             3,196
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                           (83,405)            59,644
        Foreign currency translations                                               1                  1
        Futures contracts                                                      (4,138)             3,434
                                                                           -----------------------------
        Increase (decrease) in net assets resulting from operations           (16,662)           192,347
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                           (33,023)           (76,392)
        Institutional Shares                                                  (34,166)           (59,439)
        Adviser Shares                                                         (1,574)            (3,793)
        R6 Shares*                                                                (32)                 -
                                                                           -----------------------------
            Total distributions of net investment income                      (68,795)          (139,624)
                                                                           -----------------------------
   Net realized gains:
        Fund Shares                                                                 -             (2,192)
        Institutional Shares                                                        -             (1,328)
        Adviser Shares                                                              -               (110)
                                                                           -----------------------------
            Total distributions of net realized gains                               -             (3,630)
                                                                           -----------------------------
        Distributions to shareholders                                         (68,795)          (143,254)
                                                                           -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 59,760           (274,991)
   Institutional Shares                                                       182,350            449,930
   Adviser Shares                                                              (6,790)           (20,291)
   R6 Shares*                                                                   5,000                  -
                                                                           -----------------------------
        Total net increase in net assets from
            capital share transactions                                        240,320            154,648
                                                                           -----------------------------
   Net increase in net assets                                                 154,863            203,741

NET ASSETS
   Beginning of period                                                      3,682,908          3,479,167
                                                                           -----------------------------
   End of period                                                           $3,837,771         $3,682,908
                                                                           =============================
Overdistribution of net investment income:
   End of period                                                           $      (14)        $     (158)
                                                                           =============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  57

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Intermediate-Term Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income without undue risk to principal.

The Fund consists of four classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), Intermediate-Term Bond Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Intermediate-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

        fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by a discounted prior tender offer. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at January 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2017*
    (IN THOUSANDS)

                     ASSET DERIVATIVES                                      LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------------
                             STATEMENT OF                           STATEMENT OF
DERIVATIVES NOT              ASSETS AND                             ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE         LOCATION                FAIR VALUE
--------------------------------------------------------------------------------------------------------
Interest rate contracts                              $-             Net unrealized            $443**
                                                                    appreciation of
                                                                    investments and
                                                                    futures contracts
--------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of January 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2017.

** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2017 (IN THOUSANDS)

                                                                                  CHANGE IN
                                                                                  UNREALIZED
DERIVATIVES NOT                                                 REALIZED          APPRECIATION/
ACCOUNTED FOR AS               STATEMENT OF                     GAIN (LOSS)       (DEPRECIATION)
HEDGING INSTRUMENTS            OPERATIONS LOCATION              ON DERIVATIVES    ON DERIVATIVES
------------------------------------------------------------------------------------------------
Interest rate contracts        Net realized gain (loss)            $(686)             $(4,138)
                               on Futures transactions/
                               Change in net unrealized
                               appreciation/(depreciation)
                               of Futures contracts

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $9,488,000; which included when-issued securities of $4,488,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $14,000, which represents 5.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had long-term capital loss carryforwards of $9,906,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $446,209,000 and $227,385,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $115,824,000 and $62,782,000, respectively, resulting in net unrealized appreciation of $53,042,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                              SIX-MONTH
                                             PERIOD ENDED                            YEAR ENDED
                                           JANUARY 31, 2017                         JULY 31, 2016
---------------------------------------------------------------------------------------------------------
                                      SHARES              AMOUNT              SHARES              AMOUNT
                                     --------------------------------------------------------------------
FUND SHARES:
Shares sold                           22,478            $ 237,748             34,568            $ 359,122
Shares issued from
  reinvested dividends                 2,962               31,314              7,159               74,259
Shares redeemed                      (19,833)            (209,302)           (69,042)            (708,372)
                                     --------------------------------------------------------------------
Net increase (decrease) from
  capital share transactions           5,607            $  59,760            (27,315)           $(274,991)
                                     ====================================================================
INSTITUTIONAL SHARES:
Shares sold                           30,344            $ 321,324             76,663            $ 785,430
Shares issued from
  reinvested dividends                 3,022               31,963              5,529               57,429
Shares redeemed                      (16,169)            (170,937)           (37,913)            (392,929)
                                     --------------------------------------------------------------------
Net increase from
  capital share transactions          17,197            $ 182,350             44,279            $ 449,930
                                     ====================================================================
ADVISER SHARES:
Shares sold                            1,176            $  12,518              1,889            $  19,933
Shares issued from
  reinvested dividends                   147                1,556                356                3,695
Shares redeemed                       (1,968)             (20,864)            (4,239)             (43,919)
                                     --------------------------------------------------------------------
Net decrease from
  capital share transactions            (645)           $  (6,790)            (1,994)           $ (20,291)
                                     ====================================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                              482            $   5,000                  -            $       -
Shares issued from
  reinvested dividends                     -                    -                  -                    -
Shares redeemed                            -                    -                  -                    -
                                     --------------------------------------------------------------------
Net increase from capital
  share transactions                     482            $   5,000                  -            $       -
                                     ====================================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the six-month period ended January 31, 2017, the Fund's effective annualized base fee was 0.30% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Index. The Lipper Index tracks the performance of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The share performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for the periods prior to

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                               ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                            (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 20 to 50                                    +/- 4
    +/- 51 to 100                                   +/- 5
    +/- 101 and greater                             +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $6,246,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $256,000, $231,000, $(2,000), and less than $500, respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were 0.03%, 0.02%, (0.01)%, and less than 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,379,000, $928,000, $71,000 and less than $500, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $42,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to January 31, 2017, the Fund incurred reimbursable expenses from the Manager for the R6 Shares of $4,000, of which all was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,110,000, $928,000, $53,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $117,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                1.0
Target Retirement Income                                                0.6
Target Retirement 2020                                                  1.2
Target Retirement 2030                                                  3.1
Target Retirement 2040                                                  2.4
Target Retirement 2050                                                  0.5
Target Retirement 2060                                                  0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 482,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding, and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                        NET REALIZED
                                                     COST TO           GAIN (LOSS) TO
SELLER                     PURCHASER                PURCHASER              SELLER
-------------------------------------------------------------------------------------
High Income           Intermediate-Term Bond       $16,075,000           $1,044,000

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                             YEAR ENDED JULY 31,
                             -----------------------------------------------------------------------------------------
                                   2017            2016             2015          2014             2013           2012
                             -----------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.71      $    10.58       $    10.96    $    10.75       $    10.81     $    10.60
                             -----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .19             .42              .43           .46              .48            .53
  Net realized and
    unrealized gain (loss)         (.24)            .14             (.36)          .21             (.04)           .21
                             -----------------------------------------------------------------------------------------
Total from investment
  operations                       (.05)            .56              .07           .67              .44            .74
                             -----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.19)           (.42)            (.43)         (.46)            (.48)          (.53)
  Realized capital gains              -            (.01)            (.02)         (.00)(a)         (.02)             -
                             -----------------------------------------------------------------------------------------
Total distributions                (.19)           (.43)            (.45)         (.46)            (.50)          (.53)
                             -----------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.47      $    10.71       $    10.58    $    10.96       $    10.75     $    10.81
                             =========================================================================================
Total return (%)*                  (.46)           5.55              .58          6.37             4.08           7.27
Net assets at
  end of period (000)        $1,830,954      $1,812,716       $2,079,610    $1,926,334       $1,775,162     $2,117,767
Ratios to average
  net assets:**
  Expenses (%)(b)                   .64(d)          .62              .68           .68(c)           .65(c)         .65
  Expenses, excluding
    reimbursements (%)(b)           .64(d)          .62              .68           .70              .71            .72
  Net investment
    income (%)                     3.60(d)         4.08             3.96          4.21             4.38           5.07
Portfolio turnover (%)                6              18               13             8               10             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,823,617,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -               -                -             -             (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                             YEAR ENDED JULY 31,
                             -----------------------------------------------------------------------------------------
                                   2017            2016             2015          2014             2013           2012
                             -----------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.72      $    10.58       $    10.96    $    10.75       $    10.81       $  10.60
                             -----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .20             .43              .44           .47              .49            .54
  Net realized and
    unrealized gain (loss)         (.24)            .15             (.36)          .21             (.04)           .21
                             -----------------------------------------------------------------------------------------
Total from investment
  operations                       (.04)            .58              .08           .68              .45            .75
                             -----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.20)           (.43)            (.44)         (.47)            (.49)          (.54)
  Realized capital gains              -            (.01)            (.02)         (.00)(a)         (.02)             -
                             -----------------------------------------------------------------------------------------
Total distributions                (.20)           (.44)            (.46)         (.47)            (.51)          (.54)
                             -----------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.48      $    10.72       $    10.58    $    10.96       $    10.75       $  10.81
                             =========================================================================================
Total return (%)*                  (.41)           5.72              .68          6.49             4.18           7.37
Net assets at
  end of period (000)        $1,911,894      $1,771,357       $1,280,804    $1,284,768       $1,132,579       $336,501
Ratios to average
  net assets:**
  Expenses (%)(b)                   .56(c)          .54              .58           .56              .55            .56
  Net investment
    income (%)                     3.68(c)         4.13             4.07          4.32             4.41           5.13
Portfolio turnover (%)                6              18               13             8               10             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,841,896,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                      -               -                -             -             (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                            YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------------------
                                2017            2016              2015         2014            2013           2012
                             -------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $ 10.70         $ 10.58          $  10.95      $ 10.74          $10.80         $10.60
                             -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .18             .40               .41          .39(a)          .45            .50
  Net realized and
    unrealized gain (loss)      (.24)            .13              (.35)         .25(a)         (.04)           .20
                             -------------------------------------------------------------------------------------
Total from investment
  operations                    (.06)            .53               .06          .64(a)          .41            .70
                             -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.18)           (.40)             (.41)        (.43)           (.45)          (.50)
  Realized capital gains           -            (.01)             (.02)        (.00)(b)        (.02)             -
                             -------------------------------------------------------------------------------------
Total distributions             (.18)           (.41)             (.43)        (.43)           (.47)          (.50)
                             -------------------------------------------------------------------------------------
Net asset value at
  end of period              $ 10.46         $ 10.70          $  10.58      $ 10.95          $10.74         $10.80
                             =====================================================================================
Total return (%)*               (.58)           5.19               .46         6.08            3.77           6.86
Net assets at
  end of period (000)        $89,875         $98,835          $118,753      $42,799          $8,890         $7,929
Ratios to average
  net assets:**
  Expenses (%)(c)                .88(e)          .86               .89(d)       .94             .95            .95
  Expenses, excluding
    reimbursements (%)(c)        .88(e)          .86               .89          .94            1.06           1.14
  Net investment income (%)     3.36(e)         3.85              3.74         3.83            4.07           4.76
Portfolio turnover (%)             6              18                13            8              10             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $93,099,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -               -                 -            -            (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares' average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                       PERIOD ENDED
                                                                                        JANUARY 31,
                                                                                           2017***
                                                                                       ------------
Net asset value at beginning of period                                                   $10.38
                                                                                         ------
Income from investment operations:
  Net investment income                                                                     .07
  Net realized and unrealized gain                                                          .10
                                                                                         ------
Total from investment operations                                                            .17
                                                                                         ------
Less distributions from:
  Net investment income                                                                    (.07)
                                                                                         ------
Net asset value at end of period                                                         $10.48
                                                                                         ======
Total return (%)*                                                                          1.61

Net assets at end of period (000)                                                        $5,048

Ratios to average net assets:**
  Expenses (%)(a)                                                                           .39
  Expenses, excluding reimbursements (%)(a)                                                 .87
  Net investment income (%)                                                                3.81
Portfolio turnover (%)                                                                        6

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended January 31, 2017, average net assets were $5,024,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017, for Fund Shares, Institutional Shares, and Adviser Shares and the period of December 1, 2016, through January 31, 2017, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2016 -
                                         AUGUST 1, 2016       JANUARY 31, 2017        JANUARY 31, 2017
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  995.40                 $3.22

Hypothetical
  (5% return before expenses)               1,000.00               1,021.98                  3.26

INSTITUTIONAL SHARES
Actual                                      1,000.00                 995.90                  2.82

Hypothetical
  (5% return before expenses)               1,000.00               1,022.38                  2.85

ADVISER SHARES
Actual                                      1,000.00                 994.20                  4.42

Hypothetical
  (5% return before expenses)               1,000.00               1,020.77                  4.48

R6 SHARES**
Actual                                      1,000.00               1,016.10                  0.66

Hypothetical
  (5% return before expenses)               1,000.00               1,007.70                  0.65

 *Expenses are equal to the annualized expense ratio of 0.64% for Fund Shares, 0.56% for Institutional Shares, 0.88% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, and Adviser Shares (to reflect the one-half-year period) or 61 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (0.46)% for Fund Shares, (0.41)% for Institutional Shares, and (0.58)% for Adviser Shares for the six-month period of August 1, 2016, through January 31, 2017, and 1.61% for R6 Shares for the period of December 1, 2016, through January 31, 2017.
**R6 Shares commenced operations on December 1, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  81

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   40049-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA MONEY MARKET FUND]

  =============================================================

     SEMIANNUAL REPORT
     USAA MONEY MARKET FUND
     JANUARY 31, 2017

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  9

    Notes to Portfolio of Investments                                        23

    Financial Statements                                                     26

    Notes to Financial Statements                                            29

EXPENSE EXAMPLE                                                              38

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202727-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MONEY MARKET FUND (THE FUND) SEEKS THE HIGHEST INCOME
CONSISTENT WITH PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                               [PHOTO OF ANTHONY M. ERA, Jr.]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first part of the reporting period was relatively uneventful, with investors focused mainly on mixed U.S. economic data and the timing of a potential Federal Reserve (the Fed) interest rate increase. In August 2016, Fed chair Janet Yellen said the odds of an interest rate increase had "strengthened," but in September 2016, the U.S. central bank remained on hold, saying it wanted to wait for "further evidence of continued progress toward its objectives." The Fed did not act at its November 2016 policy meeting, which was held just before Election Day on November 8th, and many observers suggested an interest rate increase was likely in December 2016. In fact, the Fed did raise interest rates at its policy meeting in mid-December 2016, lifting the federal funds target rate 0.25% to a range between 0.50% and 0.75%. Fed policymakers also suggested that three interest rate increases could take place during 2017 and said they eventually planned to address the size of their balance sheet.

    The Fed's December 2016 interest rate increase had a moderately positive impact on taxable money market securities' interest rates. Nevertheless, yields on money market funds remained low throughout the reporting period. Overall, investors continued to rely on money market funds, in spite of exceptionally low absolute yields, for the low risk and liquidity they offered.

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2017, the seven-day yield for the Fund was 0.21%. The total return for the same period was 0.08%, compared to an average of 0.12% for all money market funds ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to invest the proceeds of maturing securities into commercial paper, Yankee certificates of deposit (CDs), and corporate notes. We also continued to invest in variable rate demand notes (VRDNs). When interest rates rise, VRDNs tend to benefit because of the frequency of their interest rate reset feature. We believe shorter-term yields will gradually rise in response to Fed increases in the federal funds target rate, whenever they may occur in the future. The VRDNs owned by the Fund also provide flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. In addition, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity.

    Refer to page 6 for the benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    As always, we relied on our team of analysts to help us identify securities that represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

    Thank you for your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USAXX)

--------------------------------------------------------------------------------
                                        1/31/17                      7/31/16
--------------------------------------------------------------------------------
Net Assets                           $4.8 Billion                 $5.6 Billion
Net Asset Value Per Share               $1.00                        $1.00
Dollar-Weighted Average
 Portfolio Maturity(+)                 23 Days                      32 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
  7/31/16-1/31/17*            1 YEAR              5 YEARS              10 YEARS
        0.08%                  0.09%               0.03%                 0.85%
--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
      1 YEAR                           5 YEARS                         10 YEARS
      0.07%                             0.03%                            0.86%
--------------------------------------------------------------------------------
                           7-DAY YIELDS AS OF 1/31/17
--------------------------------------------------------------------------------
      UNSUBSIDIZED           0.21%              SUBSIDIZED              0.21%
--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                      0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                            o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                     iMONEYNET                          USAA MONEY
                                      AVERAGE                           MARKET FUND
 1/26/2016                              0.04                               0.01
 2/23/2016                              0.07                               0.01
 3/29/2016                              0.07                               0.01
 4/26/2016                              0.06                               0.01
 5/31/2016                              0.06                               0.01
 6/28/2016                              0.08                               0.01
 7/26/2016                              0.08                               0.01
 8/30/2016                              0.15                               0.03
 9/27/2016                              0.18                               0.17
10/25/2016                              0.22                               0.19
11/29/2016                              0.25                               0.13
12/27/2016                              0.36                               0.23
 1/31/2017                              0.39%                              0.21%

                                     [END CHART]

      Data represents the last Tuesday of each month. Ending date 1/31/17.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                                                      USAA MONEY
                                                                      MARKET FUND
 1/31/2007                                                             $10,000.00
 2/28/2007                                                              10,037.00
 3/31/2007                                                              10,079.00
 4/30/2007                                                              10,117.00
 5/31/2007                                                              10,159.00
 6/30/2007                                                              10,200.00
 7/31/2007                                                              10,240.00
 8/31/2007                                                              10,286.00
 9/30/2007                                                              10,323.00
10/31/2007                                                              10,363.00
11/30/2007                                                              10,403.00
12/31/2007                                                              10,440.00
 1/31/2008                                                              10,474.00
 2/29/2008                                                              10,502.00
 3/31/2008                                                              10,527.00
 4/30/2008                                                              10,551.00
 5/31/2008                                                              10,576.00
 6/30/2008                                                              10,597.00
 7/31/2008                                                              10,618.00
 8/31/2008                                                              10,640.00
 9/30/2008                                                              10,667.00
10/31/2008                                                              10,704.00
11/30/2008                                                              10,724.00
12/31/2008                                                              10,741.00
 1/31/2009                                                              10,755.00
 2/28/2009                                                              10,765.00
 3/31/2009                                                              10,776.00
 4/30/2009                                                              10,786.00
 5/31/2009                                                              10,797.00
 6/30/2009                                                              10,807.00
 7/31/2009                                                              10,816.00
 8/31/2009                                                              10,821.00
 9/30/2009                                                              10,825.00
10/31/2009                                                              10,828.00
11/30/2009                                                              10,829.00
12/31/2009                                                              10,832.00
 1/31/2010                                                              10,832.00
 2/28/2010                                                              10,832.00
 3/31/2010                                                              10,832.00
 4/30/2010                                                              10,832.00
 5/31/2010                                                              10,832.00
 6/30/2010                                                              10,833.00
 7/31/2010                                                              10,833.00
 8/31/2010                                                              10,833.00
 9/30/2010                                                              10,833.00
10/31/2010                                                              10,833.00
11/30/2010                                                              10,833.00
12/31/2010                                                              10,834.00
 1/31/2011                                                              10,834.00
 2/28/2011                                                              10,834.00
 3/31/2011                                                              10,835.00
 4/30/2011                                                              10,835.00
 5/31/2011                                                              10,835.00
 6/30/2011                                                              10,835.00
 7/31/2011                                                              10,835.00
 8/31/2011                                                              10,835.00
 9/30/2011                                                              10,835.00
10/31/2011                                                              10,835.00
11/30/2011                                                              10,835.00
12/31/2011                                                              10,835.00
 1/31/2012                                                              10,837.00
 2/29/2012                                                              10,837.00
 3/31/2012                                                              10,838.00
 4/30/2012                                                              10,838.00
 5/31/2012                                                              10,838.00
 6/30/2012                                                              10,838.00
 7/31/2012                                                              10,838.00
 8/31/2012                                                              10,838.00
 9/30/2012                                                              10,838.00
10/31/2012                                                              10,838.00
11/30/2012                                                              10,838.00
12/31/2012                                                              10,839.00
 1/31/2013                                                              10,839.00
 2/28/2013                                                              10,839.00
 3/31/2013                                                              10,839.00
 4/30/2013                                                              10,839.00
 5/31/2013                                                              10,839.00
 6/30/2013                                                              10,839.00
 7/31/2013                                                              10,839.00
 8/31/2013                                                              10,839.00
 9/30/2013                                                              10,839.00
10/31/2013                                                              10,840.00
11/30/2013                                                              10,840.00
12/31/2013                                                              10,840.00
 1/31/2014                                                              10,840.00
 2/28/2014                                                              10,840.00
 3/31/2014                                                              10,840.00
 4/30/2014                                                              10,840.00
 5/31/2014                                                              10,840.00
 6/30/2014                                                              10,840.00
 7/31/2014                                                              10,840.00
 8/31/2014                                                              10,841.00
 9/30/2014                                                              10,841.00
10/31/2014                                                              10,841.00
11/30/2014                                                              10,841.00
12/31/2014                                                              10,841.00
 1/31/2015                                                              10,841.00
 2/28/2015                                                              10,841.00
 3/31/2015                                                              10,841.00
 4/30/2015                                                              10,841.00
 5/31/2015                                                              10,841.00
 6/30/2015                                                              10,841.00
 7/31/2015                                                              10,842.00
 8/31/2015                                                              10,842.00
 9/30/2015                                                              10,842.00
10/31/2015                                                              10,842.00
11/30/2015                                                              10,842.00
12/31/2015                                                              10,842.00
 1/31/2016                                                              10,842.00
 2/29/2016                                                              10,842.00
 3/31/2016                                                              10,842.00
 4/30/2016                                                              10,842.00
 5/31/2016                                                              10,842.00
 6/30/2016                                                              10,843.00
 7/31/2016                                                              10,843.00
 8/31/2016                                                              10,843.00
 9/30/2016                                                              10,844.00
10/31/2016                                                              10,846.00
11/30/2016                                                              10,847.00
12/31/2016                                                              10,850.00
 1/31/2017                                                              10,852.00

                                   [END CHART]

                       Data from 1/31/07 through 1/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                           o PORTFOLIO MIX - 1/31/17 o

                     [PIE CHART OF PORTFOLIO MIX - 1/31/17]

VARIABLE-RATE DEMAND NOTES                                                 61.7%
COMMERCIAL PAPER                                                           17.4%
FIXED-RATE INSTRUMENTS                                                     12.2%
ADJUSTABLE-RATE NOTES                                                      5.9%
REPURCHASE AGREEMENTS                                                      2.4%

                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 9-22.

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (12.2%)

              DIVERSIFIED BANKS (9.6%)
$   17,044    Bank of America Corp.                                            5.75%      12/01/2017       $    17,608
    30,000    Bank of Nova Scotia                                              1.14        4/19/2017            30,000
    25,000    Canadian Imperial Bank of Commerce                               1.12        4/18/2017            25,000
    25,000    Canadian Imperial Bank of Commerce                               1.22        7/18/2017            25,000
    30,000    Landesbank Baden-Wurttemberg                                     1.30        5/22/2017            30,000
    25,000    Landesbank Baden-Wurttemberg                                     1.20        6/19/2017            25,000
    30,000    Mizuho Bank Ltd.                                                 0.85        2/01/2017            30,000
    30,000    Natixis                                                          0.98        2/21/2017            30,000
    25,000    Natixis                                                          1.10        5/04/2017            25,000
    25,000    Natixis                                                          1.08        7/03/2017            25,000
    30,000    Norinchukin Bank                                                 0.98        3/15/2017            30,000
    30,000    Norinchukin Bank                                                 1.24        5/23/2017            30,000
    25,000    Norinchukin Bank                                                 1.32        7/19/2017            25,000
    30,000    Skandinaviska Enskilda Banken AB                                 1.13        2/10/2017            30,000
    25,000    Skandinaviska Enskilda Banken AB                                 1.16        7/25/2017            25,000
    30,000    Sumitomo Mitsui Banking Corp.                                    0.95        3/27/2017            30,000
    30,000    Swedbank AB                                                      1.14        7/27/2017            30,000
                                                                                                           -----------
                                                                                                               462,608
                                                                                                           -----------
              DIVERSIFIED CAPITAL MARKETS (0.5%)
    25,000    Credit Suisse AG                                                 1.31        5/04/2017            25,000
                                                                                                           -----------
              GENERAL OBLIGATION (0.2%)
    10,000    Yorkshire-Pioneer CSD                                            2.00        6/27/2017            10,044
                                                                                                           -----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
    30,000    Toronto-Dominion Bank                                            1.12        2/08/2017            30,000
    40,000    Toronto-Dominion Bank                                            1.24        7/26/2017            40,000
                                                                                                           -----------
                                                                                                                70,000
                                                                                                           -----------
              REGIONAL BANKS (0.4%)
    20,500    PNC Funding Corp.                                                5.63        2/01/2017            20,500
                                                                                                           -----------
              Total Fixed-Rate Instruments (cost: $588,152)                                                    588,152
                                                                                                           -----------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (17.4%)

              ASSET-BACKED FINANCING (10.3%)
$   22,000    Cedar Springs Capital Co.(a),(b)                                 0.80%      2/23/2017        $    21,989
    40,000    Crown Point Capital Co.(a),(b)                                   1.10       2/13/2017             39,985
    19,000    Crown Point Capital Co.(a),(b)                                   1.20       4/10/2017             18,957
    20,000    Gotham Funding Corp.(a),(b)                                      0.75       2/09/2017             19,996
    17,000    Gotham Funding Corp.(a),(b)                                      0.85       4/03/2017             16,975
    20,000    Liberty Street Funding, LLC(a),(b)                               1.00       3/22/2017             19,973
    25,000    LMA Americas, LLC(a),(b)                                         0.92       2/01/2017             25,000
    15,000    LMA Americas, LLC(a),(b)                                         0.72       2/06/2017             14,998
    40,000    LMA Americas, LLC(a),(b)                                         1.06       3/06/2017             39,961
     5,000    LMA Americas, LLC(a),(b)                                         0.78       3/07/2017              4,996
    40,000    Manhattan Asset Funding Co.(a),(b)                               0.82       2/01/2017             40,000
    11,749    Manhattan Asset Funding Co.(a),(b)                               0.83       2/07/2017             11,747
     9,000    Manhattan Asset Funding Co.(a),(b)                               0.75       2/14/2017              8,998
    25,000    Manhattan Asset Funding Co.(a),(b)                               0.93       4/03/2017             24,961
     5,000    Nieuw Amsterdam Receivables(a),(b)                               0.80       3/08/2017              4,996
    10,000    Ridgefield Funding Co., LLC(a),(b)                               0.90       3/02/2017              9,993
    40,000    Ridgefield Funding Co., LLC(a),(b)                               1.00       3/21/2017             39,940
    22,500    Ridgefield Funding Co., LLC(a),(b)                               1.08       4/03/2017             22,458
    15,000    Sheffield Receivables Co., LLC(a),(b)                            0.78       2/27/2017             14,992
    32,000    Sheffield Receivables Co., LLC(a),(b)                            1.10       3/17/2017             31,957
    25,000    Victory Receivables Corp.(a),(b)                                 0.75       2/03/2017             24,999
     8,000    Victory Receivables Corp.(a),(b)                                 0.80       2/07/2017              7,999
    20,000    Victory Receivables Corp.(a),(b)                                 0.77       2/16/2017             19,994
     9,000    Victory Receivables Corp.(a),(b)                                 0.85       2/17/2017              8,997
     2,350    Victory Receivables Corp.(a),(b)                                 0.81       3/01/2017              2,349
                                                                                                           -----------
                                                                                                               497,210
                                                                                                           -----------
              AUTOMOTIVE RETAIL (0.3%)
    14,000    Autozone, Inc.(a),(b)                                            0.93       2/17/2017             13,994
                                                                                                           -----------
              ELECTRIC/GAS UTILITIES (1.8%)
    31,200    Long Island Power Auth. (LOC - Royal Bank of Canada)             0.74       2/09/2017             31,200
    30,000    San Antonio                                                      0.78       4/03/2017             30,000
    22,832    South Carolina Public Service Auth.                              0.98       4/26/2017             22,832
                                                                                                           -----------
                                                                                                                84,032
                                                                                                           -----------
              GENERAL OBLIGATION (1.1%)
    14,800    Houston                                                          0.78       3/14/2017             14,800
    39,100    Texas Public Finance Auth.                                       0.70       2/14/2017             39,100
                                                                                                           -----------
                                                                                                                53,900
                                                                                                           -----------
              HOSPITAL (3.0%)
    30,000    Inova Health System Foundation                                   0.67       2/08/2017             29,996
    30,000    Inova Health System Foundation                                   0.85       4/12/2017             29,950

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   25,031    Kaiser Foundation Hospitals                                      0.85%       2/22/2017       $    25,019
    34,000    Kaiser Foundation Hospitals                                      0.97        3/16/2017            33,961
    25,064    Kaiser Foundation Hospitals                                      0.95        4/13/2017            25,017
                                                                                                           -----------
                                                                                                               143,943
                                                                                                           -----------
              INTEGRATED OIL & GAS (0.9%)
    17,000    Exxon Mobil Corp.                                                0.56        2/02/2017            17,000
    12,000    Exxon Mobil Corp.                                                0.59        2/06/2017            11,999
    14,000    Exxon Mobil Corp.                                                0.63        3/01/2017            13,993
                                                                                                           -----------
                                                                                                                42,992
                                                                                                           -----------
              Total Commercial Paper (cost: $836,071)                                                          836,071
                                                                                                           -----------

              VARIABLE-RATE DEMAND NOTES (61.7%)

              AEROSPACE & DEFENSE (0.2%)
     9,595    Albertville IDB (LOC - JP Morgan Chase & Co.)                    0.78        3/01/2018             9,595
                                                                                                           -----------
              AGRICULTURAL PRODUCTS (2.2%)
    15,000    Indiana Finance Auth.                                            0.68        6/01/2041            15,000
    10,045    Iowa Finance Auth.                                               0.66        6/01/2036            10,045
    51,500    Iowa Finance Auth.                                               0.66        6/01/2039            51,500
    29,000    Iowa Finance Auth.                                               0.68        6/01/2039            29,000
     2,520    Washington Economic Dev. Finance Auth.
                (LOC - BNP Paribas)                                            0.75        9/01/2032             2,520
                                                                                                           -----------
                                                                                                               108,065
                                                                                                           -----------
              AIRPORT SERVICES (0.0%)
     1,800    San Antonio Airport System (LOC - Bank of
                America Corp.)                                                 0.86        4/01/2020             1,800
                                                                                                           -----------
              AIRPORT/PORT (1.9%)
    47,025    Broward County (LIQ) (LOC - Royal
                Bank of Canada)(a)                                             0.73       10/01/2020            47,025
    19,670    Denver (LIQ) (LOC - Royal Bank of Canada)(a)                     0.75       11/15/2020            19,670
    26,200    New Jersey EDA (LOC - Banco Santander S.A.)                      0.85        7/01/2030            26,200
                                                                                                           -----------
                                                                                                                92,895
                                                                                                           -----------
              ALUMINUM (0.3%)
     4,790    Bartow County Dev. Auth. (LOC - Comerica
                Bank, N.A.)                                                    0.72        5/01/2036             4,790
     7,815    Hancock County (LOC - Wells Fargo & Co.)                         0.86        4/01/2028             7,815
                                                                                                           -----------
                                                                                                                12,605
                                                                                                           -----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
     4,290    St. Charles Parish (LOC - Federal Home Loan
                Bank of Atlanta)                                               0.80        9/01/2024             4,290
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              AUTO PARTS & EQUIPMENT (0.2%)
$   3,840     Illinois Finance Auth.
                (LOC - Federal Home Loan Bank of Chicago)                      0.82%       7/01/2040       $     3,840
    3,400     Savanna (LOC - Bank of America Corp.)                            0.74        5/01/2019             3,400
                                                                                                           -----------
                                                                                                                 7,240
                                                                                                           -----------
              BUILDING PRODUCTS (0.9%)
    2,375     Atchison (LOC - Key Bank, N.A.)                                  0.80        1/01/2033             2,375
    3,900     Cornell Iron Works, Inc. (LOC - Bank of America Corp.)           1.02        4/01/2019             3,900
    1,715     Delaware EDA (LOC - Key Bank, N.A.)                              0.80        4/01/2023             1,715
    2,800     Manhattan IDB (LOC - JP Morgan Chase & Co.)                      0.75        4/01/2028             2,800
    3,485     Moondance Enterprises, LP (LOC - PNC Financial
                Services Group)                                                0.78       11/01/2020             3,485
      150     Tazewell County IDA (LOC - PNC Financial
                Services Group)                                                0.84        2/01/2017               150
   28,750     Union County (LOC - SunTrust Bank)                               0.79       10/01/2027            28,750
                                                                                                           -----------
                                                                                                                43,175
                                                                                                           -----------
              COMMERCIAL PRINTING (0.0%)
    1,741     Fairway, LLC (LOC - Federal Home Loan Bank
                of San Francisco)                                              0.71       12/01/2023             1,741
                                                                                                           -----------
              COMMUNITY SERVICE (0.3%)
   15,700     Wisconsin Public Finance Auth. (LOC - Fifth Third Bank)          0.68        2/01/2042            15,700
                                                                                                           -----------
              CONSTRUCTION MATERIALS (0.6%)
    1,855     Franklin IDB (LOC - Federal Home Loan Bank
                of Chicago)                                                    0.82        7/01/2032             1,855
   26,625     Yavapai County IDA (LOC - Bank of Nova Scotia)                   0.85        9/01/2035            26,625
                                                                                                           -----------
                                                                                                                28,480
                                                                                                           -----------
              DISTRIBUTORS (0.3%)
   14,780     Bhavnani, LLC (LOC - U.S. Bancorp)                               0.67        5/01/2038            14,780
                                                                                                           -----------
              DIVERSIFIED CHEMICALS (2.1%)
   20,700     Brazos Harbor IDC                                                0.76       10/01/2036            20,700
   25,000     Brazos Harbor IDC                                                0.76        5/01/2038            25,000
   19,500     Brazos River Harbor Navigation District                          0.76        5/01/2036            19,500
   14,750     Ohio Air Quality Dev. Auth. (LOC - CoBank, ACB)                  0.77        3/01/2032            14,750
    6,500     Port of Port Arthur Navigation District                          0.76        4/01/2033             6,500
   15,000     Port of Port Arthur Navigation District                          0.76        4/01/2037            15,000
                                                                                                           -----------
                                                                                                               101,450
                                                                                                           -----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (3.4%)
    7,000     Fiore Capital, LLC (LOC - Wells Fargo & Co.)                     0.73        8/01/2045             7,000
   35,000     Fiore Capital, LLC (LOC - Wells Fargo & Co.)                     0.73        8/01/2045            35,000
   12,790     Kansas City Tax Financing Commission
                (LOC - Key Bank, N.A.)                                         0.80        6/01/2024            12,790

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   58,400    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.66%       5/01/2042       $    58,400
    27,030    Paca-Pratt Associates, Inc. (LOC - Manufacturers &
                Traders Trust Co.)                                             1.23        1/01/2038            27,030
    12,807    Pinnacle Properties Dev. Group, LLC
                (LOC - Federal Home Loan Bank of Cincinnati)                   0.75        6/15/2041            12,807
    12,020    Stobro Co., LP (LOC - Federal Home Loan Bank
                of Pittsburgh)                                                 0.80        1/01/2032            12,020
                                                                                                           -----------
                                                                                                               165,047
                                                                                                           -----------
              EDUCATION (3.2%)
     6,255    Colorado Educational and Cultural Facilities Auth.
                (LOC - Fifth Third Bank)                                       0.69        1/01/2029             6,255
    14,160    Loudoun County IDA (LOC - PNC Financial
                Services Group)                                                0.67        3/01/2038            14,160
    44,000    Michigan State Finance Auth. (LOC - Bank of Montreal)            0.72        9/01/2050            44,000
    59,800    Michigan State Finance Auth. (LOC - PNC Financial
                Services Group)                                                0.73        9/01/2050            59,800
     5,170    Missouri Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank)                                       0.68        7/15/2037             5,170
     2,800    Montgomery County IDA (LOC - Bank of New York
                Mellon Corp.)                                                  0.59        6/01/2035             2,800
    23,970    Univ. of Illinois (LOC - Northern Trust Corp.)                   0.72        4/01/2044            23,970
                                                                                                           -----------
                                                                                                               156,155
                                                                                                           -----------
              EDUCATION SERVICES (2.0%)
     4,925    Harvest Time Tabernacle, Inc. (LOC - Federal Home
                Loan Bank of Dallas)                                           0.88        8/01/2037             4,925
     3,460    Manhattan Christian College, Inc. (LOC - Federal
                Home Loan Bank of Topeka)                                      0.88        5/01/2036             3,460
    74,500    Michigan State Finance Auth. (LOC - JP Morgan
                Chase & Co.)                                                   0.72        9/01/2053            74,500
    12,710    Saddleback Valley Community Church
                (LOC - Federal Home Loan Bank of San Francisco)                0.77       11/01/2038            12,710
     1,730    Summit Country Day School (LOC - U.S. Bancorp)                   1.00        2/01/2019             1,730
                                                                                                           -----------
                                                                                                                97,325
                                                                                                           -----------
              ELECTRIC UTILITIES (7.1%)
    11,000    Appling County Dev. Auth.                                        0.70        9/01/2041            11,000
     5,000    Collier County IDA (LOC - Wells Fargo & Co.)                     0.69       10/01/2025             5,000
    21,100    Dade County IDA                                                  0.68        6/01/2021            21,100
    29,000    Escambia County                                                  0.71        4/01/2039            29,000
    28,300    Garfield County Industrial Auth.                                 0.70        1/01/2025            28,300
    24,200    Indiana Dev. Finance Auth.                                       0.89       12/01/2038            24,200
     5,100    Jacksonville                                                     0.63        5/01/2029             5,100

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   17,000    Louisa County                                                    0.67%      10/01/2024       $    17,000
    15,000    Miami-Dade County IDA                                            0.63        2/01/2023            15,000
     7,250    Mobile IDB                                                       0.72        9/01/2031             7,250
    20,000    Mobile IDB                                                       0.69        6/01/2034            20,000
    20,000    Muskogee Industrial Trust                                        0.70        6/01/2027            20,000
    57,385    St. Lucie County                                                 0.63        5/01/2024            57,385
    79,900    St. Lucie County                                                 0.64        9/01/2028            79,900
                                                                                                           -----------
                                                                                                               340,235
                                                                                                           -----------
              ELECTRIC/GAS UTILITIES (1.9%)
     5,900    Atascosa County IDC (NBGA)                                       0.72        6/30/2020             5,900
    10,000    Central Plains Energy Project (LIQ) (LOC - Royal
                Bank of Canada)(a)                                             0.71        3/01/2020            10,000
    55,000    Columbia IDB                                                     0.68       12/01/2037            55,000
    20,400    Sweetwater County (LOC - Bank of Nova Scotia)                    0.64       11/01/2025            20,400
                                                                                                           -----------
                                                                                                                91,300
                                                                                                           -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
     4,560    Putnam County IDA (LOC - Citizens Financial Group)               0.94        7/01/2032             4,560
                                                                                                           -----------
              FOOD DISTRIBUTORS (0.1%)
     4,560    Mississippi Business Finance Corp. (LOC - Federal
                Home Loan Bank of Dallas)                                      1.00        8/01/2021             4,560
                                                                                                           -----------
              FOOD RETAIL (0.8%)
    38,750    Altoona-Blair County Dev. Corp. (LOC - PNC
                Financial Services Group)(a)                                   0.73        4/01/2035            38,750
     1,445    Food Supply, Inc. (LOC - SunTrust Bank)                          0.76        5/01/2024             1,445
                                                                                                           -----------
                                                                                                                40,195
                                                                                                           -----------
              FOREST PRODUCTS (0.1%)
     3,600    Rex Lumber, LLC (LOC - Federal Home Loan
                Bank of Dallas)                                                0.75        2/01/2022             3,600
                                                                                                           -----------
              GENERAL MERCHANDISE STORES (0.2%)
     8,140    Marion EDA (LOC - Key Bank, N.A.)                                0.93        2/01/2035             8,140
                                                                                                           -----------
              GENERAL OBLIGATION (2.0%)
     7,500    Bridgeview (LOC - Bank of Montreal)                              0.85       12/01/2038             7,500
     7,500    Bridgeview (LOC - Bank of Montreal)                              0.85       12/01/2038             7,500
    45,950    California State (LOC - Citigroup, Inc.)                         0.51        5/01/2034            45,950
    34,345    Michigan Charter Township of Commerce
                (LOC - PNC Financial Services Group)                           0.75       10/01/2034            34,345
                                                                                                           -----------
                                                                                                                95,295
                                                                                                           -----------
              HEALTH CARE EQUIPMENT (0.2%)
     1,300    Labcon North America (LOC - BNP Paribas)                         0.90        1/01/2040             1,300
     7,840    Labcon North America (LOC - BNP Paribas)                         0.90        6/01/2044             7,840
                                                                                                           -----------
                                                                                                                 9,140
                                                                                                           -----------

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (3.3%)
$    6,740    Alexandria IDA (LOC - Bank of America Corp.)                     0.77%       7/01/2030       $     6,740
    14,970    BJ Financing, LLC (LOC - Bank of Montreal)                       1.00       12/01/2037            14,970
     7,865    Bronson Lifestyle Improvement & Research Center
                (LOC - Fifth Third Bank)                                       0.82        9/01/2030             7,865
     1,795    Columbia County IDA (LOC - HSBC Bank USA)                        1.20        7/01/2027             1,795
       200    District of Columbia (LOC - Manufacturers &
                Traders Trust Co.)                                             1.23        7/01/2032              200
     3,435    Dunn Nursing Home, Inc. (LOC - Federal Home
                Loan Bank of Dallas)                                           0.75        2/01/2024             3,435
     1,590    HP LRHS Land, LLC (LOC - U.S. Bancorp)                           0.86       10/01/2030             1,590
    11,200    Lexington Financial Services (LOC - Bank
                of America Corp.)                                              0.75        1/01/2033            11,200
     3,125    Louisiana Public Facilities Auth.
                (LOC - Capital One, N.A.)                                      0.92        7/01/2028             3,125
     1,100    MBE Investment Co., LLC (LOC - Comerica Bank, N.A.)              0.93        2/01/2051             1,100
     2,840    MCE MOB IV, LP (LOC - PNC Financial
                Services Group)                                                0.78        8/01/2022             2,840
     3,270    Medical Center of Athens (LOC - Federal Home
                Loan Bank of Atlanta)                                          1.07        9/01/2032             3,270
     7,180    MediLucent MOB I, LP (LOC - PNC Financial
                Services Group)                                                0.78        8/01/2030             7,180
    11,555    MMC Corp. (LOC - JP Morgan Chase & Co.)                          1.30       11/01/2035            11,555
     2,995    Onondaga County IDA (LOC - HSBC Bank USA)                        0.80        1/01/2023             2,995
    23,590    OSF Finance Co., LLC (LOC - PNC Financial
                Services Group)                                                0.73       12/01/2037            23,590
     2,900    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             2,900
     3,730    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             3,730
     6,430    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             6,430
     4,485    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             4,485
    22,400    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037            22,400
     2,465    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             2,465
     2,445    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.75        8/01/2037             2,445
     4,935    Sawmill Creek Lodge Co. (LOC - Fifth Third Bank)                 0.87       10/01/2026             4,935
     2,200    Syracuse IDA (LOC - HSBC Bank USA)                               0.80        1/01/2023             2,200
     2,920    Tallahassee Orthopedic Center, LC
                (LOC - Wells Fargo & Co.)                                      0.75        4/03/2034             2,920
                                                                                                           -----------
                                                                                                               158,360
                                                                                                           -----------
              HEALTH CARE SERVICES (0.2%)
     5,760    Kaneville Road Joint Venture (LOC - Federal Home
                Loan Bank of Chicago)                                          0.75       11/01/2032             5,760
     5,715    Vold Vision Ventures, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.88       10/01/2039             5,715
                                                                                                           -----------
                                                                                                                11,475
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.1%)
$    2,735    Caddo Parish IDB (LOC - Capital One, N.A.)                       0.95%       7/01/2024       $     2,735
     2,300    Walton County Industrial Building Auth.
                (LOC - Wells Fargo & Co.)                                      1.07       10/01/2017             2,300
                                                                                                           -----------
                                                                                                                 5,035
                                                                                                           -----------
              HOME IMPROVEMENT RETAIL (0.1%)
     4,910    Brookhaven IDA (LOC - Capital One, N.A.)                         0.83        1/01/2025             4,910
                                                                                                           -----------
              HOMEBUILDING (0.2%)
    11,300    Knox (LOC - SunTrust Bank)                                       0.78        2/01/2046            11,300
                                                                                                           -----------
              HOSPITAL (2.8%)
     2,985    Albany IDA (LOC - Citizens Financial Group)                      0.80        5/01/2035             2,985
    20,300    Massachusetts Health and Educational Facilities Auth.
                (LOC - Wells Fargo & Co.)                                      0.62       10/01/2049            20,300
     6,855    Nassau Health Care Corp. (LOC - JP Morgan
                Chase & Co.)                                                   0.73        8/01/2022             6,855
    39,000    Statewide Communities Dev. Auth.                                 0.65        4/01/2046            39,000
    45,000    Univ. Hospitals Health System, Inc.
                (LOC - Barclays Bank plc)                                      0.71        1/15/2050            45,000
    14,745    Washington Health Care Facilities Auth.
                (LOC - Barclays Bank plc)                                      0.64        8/15/2041            14,745
     8,000    West Virginia State Hospital Finance Auth.
                (LOC - Fifth Third Bank)                                       0.74       10/01/2033             8,000
                                                                                                           -----------
                                                                                                               136,885
                                                                                                           -----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
     3,120    Connecticut Dev. Auth. (LOC - Toronto-Dominion Bank)             0.92       12/01/2028             3,120
     1,575    Doghouse Properties, LLC (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.75        5/01/2027             1,575
     6,590    Forward Corp. (LOC - Fifth Third Bank)                           0.82       12/01/2030             6,590
                                                                                                           -----------
                                                                                                                11,285
                                                                                                           -----------
              HOUSEHOLD APPLIANCES (0.0%)
       780    Stark County (LOC - Key Bank, N.A.)                              0.79        6/01/2018              780
                                                                                                           -----------
              INDUSTRIAL MACHINERY (0.2%)
     4,736    Allegheny County IDA (LOC - PNC Financial
                Services Group)                                                0.85       11/01/2027             4,736
     2,780    Fulton County Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.86        5/01/2030             2,780
       165    Henderson County (LOC - Wells Fargo & Co.)                       0.77       11/01/2019               165
     2,075    Lynchburg IDA (LOC - PNC Financial Services Group)               0.78        3/01/2029             2,075
       500    Michigan Strategic Fund Ltd. (LOC - Fifth Third Bank)            0.79        3/01/2023               500
     1,055    South Carolina Jobs EDA (LOC - Key Bank, N.A.)                   0.80        4/01/2022             1,055
       175    Trumbull County (LOC - Key Bank, N.A.)                           0.80        4/01/2017               175
                                                                                                           -----------
                                                                                                                11,486
                                                                                                           -----------

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              INTEGRATED OIL & GAS (0.6%)
$    5,000    Calhoun County Navigation IDA                                    0.77%       1/01/2024       $     5,000
    24,980    Mississippi Business Finance Corp.                               0.59       12/01/2030            24,980
                                                                                                           -----------
                                                                                                                29,980
                                                                                                           -----------
              LEISURE FACILITIES (0.7%)
    11,415    Ballenisles Country Club, Inc.
                (LOC - Bank of America Corp.)                                  1.00       12/01/2022            11,415
     4,325    Cattail Creek Country Club, Inc.
                (LOC - Manufacturers & Traders Trust Co.)                      1.23        3/01/2031             4,325
     9,830    CEI Capital, LLC (LOC - Fifth Third Bank)                        0.81        3/01/2033             9,830
     9,400    Turfway Park, LLC (LOC - Fifth Third Bank)                       1.01        7/01/2022             9,400
                                                                                                           -----------
                                                                                                                34,970
                                                                                                           -----------
              LEISURE PRODUCTS (0.1%)
     5,975    Charter Lakes Capital, LLC (LOC - Wells Fargo & Co.)             0.82       10/01/2046             5,975
                                                                                                           -----------
              LIFE & HEALTH INSURANCE (0.9%)
     2,670    2016 David Pearl Irrevocable Trust
                (LOC - Federal Home Loan Bank of Dallas)                       0.75       11/01/2036             2,670
    17,175    Lav Jon Life Insurance Trust (LOC - Federal
                Home Loan Bank of Atlanta)                                     0.75        7/01/2036            17,175
     8,870    Lynette J. Keane Insurance Trust
                (LOC - Wells Fargo & Co.)                                      0.75       10/01/2033             8,870
     7,490    Mike P. Sturdivant Sr. Family Trust
                (LOC - Wells Fargo & Co.)                                      0.75       11/01/2036             7,490
     5,375    Sullivan Irrevocable Trust (LOC - Wells Fargo & Co.)             0.75        2/01/2035             5,375
                                                                                                           -----------
                                                                                                                41,580
                                                                                                           -----------
              MOVIES & ENTERTAINMENT (0.4%)
    14,110    Esplanade Theatres, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.79       11/01/2042            14,110
     2,500    Kenner Theatres, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.82        2/01/2042             2,500
                                                                                                           -----------
                                                                                                                16,610
                                                                                                           -----------
              MULTI-UTILITIES (0.5%)
    22,400    Indiana Finance Auth. (LOC - Sumitomo Mitsui
                Banking Corp.)                                                 0.60       12/01/2039            22,400
                                                                                                           -----------
              MULTIFAMILY HOUSING (4.9%)
     8,135    Alabama Housing Finance Auth. (LOC - U.S. Bancorp)               0.70        4/01/2037             8,135
     7,330    Florida Housing Finance Corp. (LOC - SunTrust Bank)              0.78        4/01/2034             7,330
     6,725    Florida Housing Finance Corp. (LOC - SunTrust Bank)              0.78        6/01/2034             6,725
     6,890    Gwinnett County Housing Auth. (LOC - SunTrust Bank)              0.85        3/01/2041             6,890
    13,020    Indianapolis (LOC - U.S. Bancorp)                                0.76       12/01/2039            13,020

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   10,000    Nebraska Investment Finance Auth.
                (LOC - Citigroup, Inc.)                                        0.70%      10/01/2042       $    10,000
     9,660    Nevada Housing Division (LOC - Federal Home
                Loan Bank of San Francisco)                                    0.71        4/15/2041             9,660
     6,400    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.65        5/01/2041             6,400
    61,540    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.67        5/01/2041            61,540
    33,840    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.66        5/01/2042            33,840
    40,000    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.72       11/01/2049            40,000
       905    Vermont Housing Finance Agency
                (LOC - Key Bank, N.A.)                                         0.80        1/01/2038              905
     4,965    West Bend Housing Auth.
                (LOC - Federal Home Loan Bank of Chicago)                      0.82        9/01/2035             4,965
    24,600    Yonkers IDA (LOC - Manufacturers &
                Traders Trust Co.)                                             0.96       12/01/2038            24,600
                                                                                                           -----------
                                                                                                               234,010
                                                                                                           -----------
              MUNICIPAL FINANCE (0.3%)
    15,800    Montgomery County Public Building Auth.
                (LOC - Bank of America Corp.)                                  0.69        7/01/2038            15,800
                                                                                                           -----------
              NURSING/CCRC (0.4%)
     2,165    Berks County Municipal Auth. (LOC - Citizens
                Financial Group)                                               0.95        5/15/2022             2,165
       335    Roanoke County EDA (LOC - BB&T Corp.)                            1.78       10/01/2028               335
    14,350    Vermont EDA (LOC - Manufacturers &
                Traders Trust Co.)                                             0.71        5/01/2029            14,350
                                                                                                           -----------
                                                                                                                16,850
                                                                                                           -----------
              OIL & GAS REFINING & MARKETING (0.2%)
     3,000    Port of Port Arthur Navigation District                          0.77       12/01/2039             3,000
     4,000    Port of Port Arthur Navigation District                          0.77       12/01/2039             4,000
                                                                                                           -----------
                                                                                                                 7,000
                                                                                                           -----------
              PACKAGED FOODS & MEAT (0.4%)
     2,485    Brewster Dairy, Inc. (LOC - Bank of Montreal)                    0.85        4/03/2023             2,485
     2,200    Indiana Finance Auth. (LOC - Bank of America Corp.)              0.82       12/01/2027             2,200
     1,840    Lancaster IDA (LOC - Fulton Bank)                                0.90        6/01/2027             1,840
     2,800    Michigan Strategic Fund Ltd. (LOC - AgriBank, FCB)               0.75        6/01/2024             2,800
     7,500    Premier Mushrooms, Inc. (LOC - CoBank, ACB)                      0.75       12/01/2037             7,500
     2,260    St. Tammany Parish (LOC - Federal Home Loan
                Bank of Dallas)                                                0.78        7/01/2022             2,260
                                                                                                           -----------
                                                                                                                19,085
                                                                                                           -----------

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              PAPER PRODUCTS (0.1%)
$      785    Jackson Paper Co. (LOC - Federal Home Loan
                Bank of Atlanta)                                               0.75%       4/01/2027       $       785
     5,600    Willacoochee Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.81        5/01/2021             5,600
                                                                                                           -----------
                                                                                                                 6,385
                                                                                                           -----------
              PHARMACEUTICALS (1.9%)
     7,000    Montgomery County IDA (LOC - Landesbank
                Hessen-Thuringen)                                              0.80        4/01/2022             7,000
    34,000    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.80       11/01/2020            34,000
    19,500    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.80        9/01/2025            19,500
    30,000    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.80        4/01/2030            30,000
                                                                                                           -----------
                                                                                                                90,500
                                                                                                           -----------
              PUBLISHING (1.1%)
    50,000    AARP (LOC - Bank of America Corp.)                               0.80        5/01/2031            50,000
     1,790    Washington Economic Dev. Finance Auth.
                (LOC - U.S. Bancorp)                                           0.79        1/01/2033             1,790
                                                                                                           -----------
                                                                                                                51,790
                                                                                                           -----------
              REAL ESTATE OPERATING COMPANIES (4.9%)
     7,000    ASC Admiral Way, LLC (LOC - Federal Home
                Loan Bank of San Francisco)                                    0.74        8/01/2056             7,000
     2,050    Beavercreek Enterprises, Inc. (LOC - PNC Financial
                Services Group)                                                0.85        3/02/2020             2,050
     2,360    Cain Capital Investments, LLC (LOC - BB&T Corp.)                 1.01       10/01/2046             2,360
    43,030    Carew Realty, Inc. (LOC - Fifth Third Bank)                      0.82        5/01/2037            43,030
    15,250    Cobb County Housing Auth. (LOC - SunTrust Bank)                  0.72       10/01/2035            15,250
    11,065    Delos, LLC (LOC - Wells Fargo & Co.)                             0.80        3/01/2037            11,065
     2,910    Dennis Wesley Co., Inc. (LOC - Federal Home
                Loan Bank of Indianapolis)                                     0.75        6/15/2034             2,910
     7,000    Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco)                                         0.75        9/01/2055             7,000
     3,510    East Hempfield IDA (LOC - Fulton Bank)                           0.98       10/15/2026             3,510
    16,995    Elsinore Properties, LP (LOC - Fifth Third Bank)                 0.82        2/01/2037            16,995
     7,815    EMF, LLC (LOC - Comerica Bank, N.A.)                             0.95        6/01/2042             7,815
     3,850    Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)                                       0.75        2/01/2037             3,850
     9,345    Housing Venture I (LOC - Federal Home Loan Bank
                of San Francisco)                                              0.75       12/01/2055             9,345
    12,900    Indianapolis (LOC - Citizens Financial Group)                    0.84       11/01/2042            12,900

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$      640    Indianapolis (LOC - Citizens Financial Group)                    0.95%      11/01/2042       $       640
    18,300    MB N4P3, LLC (LOC - Federal Home Loan Bank
                of San Francisco)                                              0.75        2/01/2055            18,300
     3,550    Partisan Property, Inc. (LOC - Wells Fargo & Co.)                0.90        9/01/2044             3,550
     2,700    Pennsylvania Economic Dev. Financing Auth.
                (LOC - PNC Financial Services Group)                           0.78        4/01/2035             2,700
    14,325    Pineview Estates, LC (LOC - Fifth Third Bank)                    0.81        4/01/2038            14,325
       825    Science & Tech Campus (LOC - Fifth Third Bank)                   0.87       11/01/2020               825
    15,850    Sugar Creek Finance Co., LLC
                (LOC - Northern Trust Corp.)                                   0.79        6/01/2042            15,850
    30,795    Sunroad Centrum Apartments 23
                (LOC - Comerica Bank, N.A.)                                    0.80        5/01/2055            30,795
     3,565    Syracuse IDA (LOC - Key Bank, N.A.)                              0.80       10/01/2039             3,565
                                                                                                           -----------
                                                                                                               235,630
                                                                                                           -----------
              REAL ESTATE TAX/FEE (0.6%)
     2,600    Jasper, Morgan, Newton, & Walton County
                (LOC - JP Morgan Chase & Co.)                                  0.80       12/01/2020             2,600
    26,625    Traer Creek Metropolitan District
                (LOC - BNP Paribas)                                            0.85       10/01/2030            26,625
                                                                                                           -----------
                                                                                                                29,225
                                                                                                           -----------
              REGIONAL BANKS (0.0%)
     2,100    Cobb County IDA (LOC - Federal Home Loan
                Bank of Atlanta)                                               0.75        2/01/2030             2,100
                                                                                                           -----------
              SALES TAX (0.3%)
    12,455    Saint Paul (LOC - Wells Fargo & Co.)                             0.72       11/01/2025            12,455
                                                                                                           -----------
              SEMICONDUCTOR EQUIPMENT (0.6%)
    28,585    Saratoga County IDA (LOC - JP Morgan Chase & Co.)                0.75       11/01/2021            28,585
                                                                                                           -----------
              SINGLE FAMILY HOUSING (0.3%)
    16,300    Montgomery County (LOC - PNC Financial
                Services Group)                                                0.73        7/01/2039            16,300
                                                                                                           -----------
              SPECIAL ASSESSMENT/TAX/FEE (0.7%)
    32,460    New York MTA (LOC - U.S. Bancorp)                                0.62       11/15/2050            32,460
     2,900    Sheridan Redevelopment Agency (LOC - JP Morgan
                Chase & Co.)                                                   0.85       12/01/2029             2,900
                                                                                                           -----------
                                                                                                                35,360
                                                                                                           -----------
              SPECIALTY STORES (0.7%)
    29,220    Bass Pro Rossford Dev. Co., LLC
                (LOC - Fifth Third Bank)                                       0.87       11/01/2027            29,220
     2,450    Nextgen Automotive, LLC (LOC - Fifth Third Bank)                 0.82        4/01/2048             2,450
                                                                                                           -----------
                                                                                                                31,670
                                                                                                           -----------

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              STEEL (2.6%)
$    2,500    Berkeley County                                                  0.90%       9/01/2028       $     2,500
    11,000    Berkeley County                                                  0.74        4/01/2031            11,000
       522    Decatur IDB                                                      0.90        8/01/2036               522
     3,015    Klein Steel Services, Inc. (LOC - Manufacturers &
                Traders Trust Co.)(a)                                          1.23        8/01/2025             3,015
     2,500    Mississippi Business Finance Corp. (LOC - Federal
                Home Loan Bank of Dallas)                                      0.85        7/01/2020             2,500
    20,000    SSAB AB (LOC - Swedbank AB)                                      0.75        4/01/2034            20,000
    15,000    SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)                  0.75        5/01/2034            15,000
    33,500    SSAB AB (LOC - DNB Bank ASA)                                     0.75        6/01/2035            33,500
    35,000    SSAB AB (LOC - Nordea Bank AB)                                   0.75        8/01/2035            35,000
                                                                                                           -----------
                                                                                                               123,037
                                                                                                           -----------
              STUDENT LOANS (1.0%)
    47,000    Minnesota Office of Higher Education
                (LOC - State Street Bank and Trust Co.)                        0.67       10/01/2046            47,000
                                                                                                           -----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.0%)
       870    Alameda County IDA (LOC - BNP Paribas)                           0.92       12/01/2040               870
                                                                                                           -----------
              WATER UTILITIES (0.1%)
     4,000    Indiana Finance Auth. (LOC - Fifth Third Bank)                   0.77       12/01/2028             4,000
       930    Iowa Finance Auth. (LOC - Societe Generale)                      0.84       11/01/2017               930
     1,117    L3 Corp. (LOC - Fifth Third Bank)                                0.87       10/01/2034             1,117
                                                                                                           -----------
                                                                                                                 6,047
                                                                                                           -----------
              WATER/SEWER UTILITY (0.1%)
     4,420    Hesperia Public Financing Auth. (LOC - BNP Paribas)            0.73          6/01/2026             4,420
                                                                                                           -----------
              Total Variable-Rate Demand Notes (cost: $2,974,518)                                            2,974,518
                                                                                                           -----------

              ADJUSTABLE-RATE NOTES (5.9%)
              DIVERSIFIED BANKS (5.6%)
    44,769    Citigroup, Inc.                                                  1.49        3/10/2017            44,779
    47,425    Citigroup, Inc.                                                  1.41        5/01/2017            47,435
    90,628    JPMorgan Chase & Co.                                             1.43        2/15/2017            90,637
    25,000    Skandinaviska Enskilda Banken AB                                 1.34        3/06/2017            25,000
    30,000    Wells Fargo & Co.                                                1.23        6/02/2017            30,006
    30,000    Wells Fargo Bank, N.A.                                           1.31        4/20/2017            30,000
                                                                                                           -----------
                                                                                                               267,857
                                                                                                           -----------
              REGIONAL BANKS (0.3%)
    15,000    Wachovia Corp.                                                   1.23        6/15/2017            15,003
                                                                                                           -----------
              Total Adjustable-Rate Notes (cost: $282,860)                                                     282,860
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                           VALUE
(000)         SECURITY                                                                                           (000)
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (2.4%)
$ 32,148      Bank of America, N.A., 0.52%, acquired 1/31/2017
                and due on 2/01/2017 at $32,148 (collateralized by
                $32,894 of U.S. Treasury, 1.88%(c), due 1/31/2022;
                market value $32,791)                                                                      $    32,148
  20,000      Credit Agricole Corp. Inv. Bank, 0.54%, acquired
                1/31/2017 and due on 2/01/2017 at $20,000
                (collateralized by $20,096 of U.S. Treasury, 1.75%(c),
                due 9/30/2019; market value $20,400)                                                            20,000
  65,500      HSBC Bank USA, Inc., 0.50%, acquired 1/31/2017
                and due on 2/01/2017 at $65,500 (collateralized by
                $68,670 of U.S. Treasury, 1.25%(c), due 10/31/2021;
                market value $66,812)                                                                           65,500
                                                                                                           -----------
              Total Repurchase Agreements (cost: $117,648)                                                     117,648
                                                                                                           -----------

              TOTAL INVESTMENTS (COST: $4,799,249)                                                          $4,799,249
                                                                                                           ===========

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                   LEVEL 1                   LEVEL 2                LEVEL 3                TOTAL
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                        $-                $  588,152                     $-           $  588,152
Commercial Paper                               -                   836,071                      -              836,071
Variable-Rate Demand Notes                     -                 2,974,518                      -            2,974,518
Adjustable-Rate Notes                          -                   282,860                      -              282,860
Repurchase Agreements                          -                   117,648                      -              117,648
----------------------------------------------------------------------------------------------------------------------
Total                                         $-                $4,799,249                     $-           $4,799,249
----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at January 31, 2017, for federal income tax purposes, was $4,799,249,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD       Central School District
    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency
    IDB       Industrial Development Board
    IDC       Industrial Development Corp.
    MTA       Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from National Rural Utility Corp.

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                  $4,799,249
   Cash                                                                                       4,944
   Receivables:
      Capital shares sold                                                                    40,190
      Interest                                                                                5,330
                                                                                         ----------
         Total assets                                                                     4,849,713
                                                                                         ----------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                28,852
      Dividends on capital shares                                                                13
   Accrued management fees                                                                      990
   Other accrued expenses and payables                                                          362
                                                                                         ----------
         Total liabilities                                                                   30,217
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $4,819,496
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $4,819,535
   Overdistribution of net investment income                                                    (30)
   Accumulated net realized loss on investments                                                  (9)
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $4,819,496
                                                                                         ==========
   Capital shares outstanding, no par value                                               4,820,057
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $     1.00
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $19,720
                                                                                            -------
EXPENSES
   Management fees                                                                            6,217
   Administration and servicing fees                                                          2,591
   Transfer agent's fees                                                                      6,476
   Custody and accounting fees                                                                  287
   Postage                                                                                      325
   Shareholder reporting fees                                                                    98
   Trustees' fees                                                                                15
   Registration fees                                                                             48
   Professional fees                                                                            130
   Other                                                                                         50
                                                                                            -------
      Total expenses                                                                         16,237
   Expenses reimbursed                                                                         (119)
                                                                                            -------
      Net expenses                                                                           16,118
                                                                                            -------
NET INVESTMENT INCOME                                                                         3,602
                                                                                            -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                            559
                                                                                            -------
   Increase in net assets resulting from operations                                         $ 4,161
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended July 31,2016

--------------------------------------------------------------------------------

                                                                          1/31/2017       7/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $       3,602      $      549
   Net realized gain on investments                                             559               -
                                                                      -----------------------------
      Increase in net assets resulting from operations                        4,161             549
                                                                      -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (3,625)           (546)
   Net realized gains                                                          (568)             (1)
                                                                      -----------------------------
      Distributions to shareholders                                          (4,193)           (547)
                                                                      -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              3,239,077       7,018,475
   Reinvested dividends                                                       4,174             546
   Cost of shares redeemed                                               (4,030,157)     (6,701,841)
                                                                      -----------------------------
      Increase (decrease) in net assets from capital share
         transactions                                                      (786,906)        317,180
                                                                      -----------------------------
   Net increase (decrease) in net assets                                   (786,938)        317,182

NET ASSETS
   Beginning of period                                                    5,606,434       5,289,252
                                                                      -----------------------------
   End of period                                                      $   4,819,496      $5,606,434
                                                                      =============================
Overdistribution of net investment income:
   End of period                                                      $         (30)     $       (7)
                                                                      =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            3,239,077       7,018,475
   Shares issued for dividends reinvested                                     4,174             546
   Shares redeemed                                                       (4,030,157)     (6,701,841)
                                                                      -----------------------------
      Increase (decrease) in shares outstanding                            (786,906)        317,180
                                                                      =============================

See accompanying notes to financial statements.

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Money Market Fund (the Fund), which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At January 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $18,000, which represents 6.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets. For the six-month period ended January 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $6,217,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended January 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,591,000.

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $57,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended January 31, 2017, the Fund incurred reimbursable expenses of $119,000.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent fee is accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $6,476,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                      SIX-MONTH
                                     PERIOD ENDED
                                      JANUARY 31,                           YEAR ENDED JULY 31,
                                   --------------------------------------------------------------------------------
                                         2017          2016           2015         2014          2013          2012
                                   --------------------------------------------------------------------------------
Net asset value at
  beginning of period              $     1.00    $     1.00     $     1.00   $     1.00    $     1.00    $     1.00
                                   --------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)                .00           .00            .00          .00           .00           .00
  Net realized and
    unrealized gain(a)                    .00           .00            .00          .00           .00           .00
                                   --------------------------------------------------------------------------------
Total from investment
  operations(a)                           .00           .00            .00          .00           .00           .00
                                   --------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)               (.00)         (.00)          (.00)        (.00)         (.00)         (.00)
  Realized capital gains                 (.00)(a)      (.00)(a)          -         (.00)(a)      (.00)(a)         -
                                   --------------------------------------------------------------------------------
Total distributions(a)                   (.00)         (.00)          (.00)        (.00)         (.00)         (.00)
                                   --------------------------------------------------------------------------------
Net asset value at
  end of period                    $     1.00    $     1.00     $     1.00   $     1.00    $     1.00    $     1.00
                                   ================================================================================

Total return (%)*(d)                      .08           .01            .01          .01           .01           .03(b)
Net assets at end
  of period (000)                  $4,819,496    $5,606,434     $5,289,252   $5,192,675    $5,140,226    $4,879,905
Ratios to average
  net assets:**
  Expenses (%)(c),(d)                     .62(e)        .41            .24          .22           .30           .34(b)

  Expenses, excluding
    reimbursements (%)(c)                 .63(e)        .67            .65          .63           .63           .65(b)

  Net investment
    income (%)                            .14(e)        .01            .01          .01           .01           .03

*   Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
**  For the six-month period ended January 31, 2017, average net assets were
    $5,132,471,000.
(a) Represents less than $0.01 per share.
(b) During the year ended July 31, 2012, SAS reimbursed the Fund $853,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.02%. This decrease is excluded from the expense ratio in the
    Financial Highlights table.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)     (.00%)(+)      (.00%)(+)       -          (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Effective January 7, 2010, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================
                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.


                                                                                        EXPENSES PAID
                                          BEGINNING                 ENDING             DURING PERIOD*
                                        ACCOUNT VALUE            ACCOUNT VALUE        AUGUST 1, 2016 -
                                       AUGUST 1, 2016          JANUARY 31, 2017      JANUARY 31, 2017
                                       ---------------------------------------------------------------
Actual                                    $1,000.00                $1,000.80                $3.13

Hypothetical
  (5% return before expenses)              1,000.00                 1,022.08                 3.16

*Expenses are equal to the Fund's annualized expense ratio of 0.62%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.08% for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          Account and Either Click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23428-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA SMALL CAP STOCK FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JANUARY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------
;
MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         25

    Financial Statements                                                      27

    Notes to Financial Statements                                             30

EXPENSE EXAMPLE                                                               46


THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202734-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SMALL CAP STOCK FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP           Granahan Investment Management, Inc.

    TIMOTHY J. McCORMACK, CFA                   GARY C. HATTON, CFA
    SHAUN F. PEDERSEN                           JANE M. WHITE
                                                JENNIFER M. PAWLOSKI
Cambiar Investors, LLC                          ANDREW L. BEJA, CFA

    BRIAN M. BARISH, CFA
    ANDREW P. BAUMBUSCH
    JEFFREY H. SUSMAN
    ANNA (ANIA) A. ALDRICH, CFA
    TIMOTHY A. BERANEK
    COLIN M. DUNN, CFA

--------------------------------------------------------------------------------

o   HOW DID THE SMALL-CAP MARKET PERFORM DURING THE REPORTING PERIOD?

    Small-cap stocks as measured by the Russell 2000(R) Value Index performed strongly over the reporting period ended January 31, 2017, as 10 of the 11 sectors within the index posted positive returns. Energy, financials, and information technology were the top-performing sectors within the index, while real estate was the only sector to post a negative return. Stocks were essentially flat at the start of the reporting period as investors remained focused on the timing of the next Federal Reserve (the Fed) interest rate increase. A combination of worries contributed to increased volatility during September 2016, including uncertainty surrounding the U.S. presidential election, tepid economic data, and concerns about the valuation equity securities. Stocks rose following the election on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the fourth quarter 2016 was generally encouraging, as third-quarter gross domestic product was revised slightly higher and the housing

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

    market continued to display healthy trends. In December 2016, the Fed raised interest rates by 0.25%, a well-telegraphed move and only the second interest rate increase during the last decade. In January 2017, stocks rose for the third straight month as the "Trump rally" rolled on. In a month where politics dominated headlines, hopes for tax reform, deregulation, and infrastructure plans outweighed investor fears regarding further tightening and revised tariff and trade policies by the Fed.

o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2017, the Fund Shares and Institutional Shares had total returns of 11.56% and 11.62%, respectively. This compares to returns of 12.43% for the Russell 2000(R) Index (the Index), 12.91% for the S&P SmallCap 600(R) Index, and 12.37% for the Lipper Small-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), and Granahan Investment Management, Inc.,
    (GIMI) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund underperformed its benchmark, the Index, over the reporting period. Relative underperformance was driven by security selection, primarily within the

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    industrials, information technology, and consumer discretionary sectors. Stronger stock selection in financials slightly offset the negative performance. Sector allocation, a residual of the our bottom-up stock selection process, contributed to relative return, driven by underweight positions in real estate and consumer discretionary, and an overweight to industrials. Top individual contributors during the reporting period included Webster Financial Corp., Hancock Holding Co., and International Bancshares Corp. (all within financials). The largest detractors from relative return included an out of benchmark position in Allscripts Healthcare Solutions, Inc., (health care) Cato Corp. "A" (consumer discretionary), and Huron Consulting Group, Inc. (industrials).

o   HOW DID CAMBIAR'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Cambiar's portion of the Fund outperformed the Index for the reporting period. Small caps, in general, rallied post-election, reversing the negative sentiment that had plagued the segment for the first half of 2016. The Cambiar Small Cap portfolio benefited on a relative basis from our underweighting in real estate and utilities as investors shifted their preferences towards pro-cyclical areas of the market and away from these bond proxy sectors in the latter part of 2016. Additionally, the portfolio's performance benefited from strong stock selection within the consumer discretionary sector; however, outsized market moves in financials made the Index tough to beat, as the portfolio remained underweight relative to the benchmark.

o   HOW DID GIMI'S PORTION OF THE FUND PERFORM DURING THE PERIOD?

    The GIMI growth portion of the Fund soundly outperformed its benchmark for the reporting period. Their portfolio demonstrated positive relative performance in eight of the nine benchmark sectors, largely driven by strong stock selection. GIMI builds their portfolio from the bottom up, with sector exposure secondary to and a result of

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

    stock selection. In addition, underweight positions in consumer staples, consumer discretionary, and health care boosted the portfolio's relative return. GIMI's significant overweight position in technology versus the Index also benefited performance. Conversely, the portfolio's meaningful underweight position within the materials sector detracted from performance despite strong stock selection in the sector. Overall, holdings in the Special Situation LifeCycle category drove outperformance, and included five of the top 10 individual contributors in the reporting period. The top three individual contributors were Brooks Automation, Inc. (Special Situation, technology), InvenSense* (Pioneer, technology), and Texas Capital Bankshares, Inc. (Core Growth, financials). Holdings in the Core Growth and Pioneer sectors weighed on performance overall. The largest individual detractors from performance included Cempra, Inc.* (Pioneer, health care), Evolent Health, Inc. "A" (Pioneer, technology), and Gigamon, Inc. (Core Growth, technology).

    Thank you for allowing us to help you with your investment needs.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile.

    *InvenSense and Cempra, Inc., were sold out of the Fund prior to January 31, 2017.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USCAX)

--------------------------------------------------------------------------------
                                           1/31/17                  7/31/16
--------------------------------------------------------------------------------
Net Assets                              $655.5 Million          $586.5 Million
Net Asset Value Per Share                  $17.82                  $16.17

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*          1 YEAR             5 YEARS           10 YEARS
         11.56%                29.68%             11.51%             6.17%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                       10 YEARS
    18.88%                           12.81%                          6.35%

--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                     1.16%

            (includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 S&P SMALLCAP 600   LIPPER SMALL-CAP CORE   RUSSELL 2000    USAA SMALL CAP STOCK
                     INDEX              FUNDS INDEX             INDEX           FUND SHARES
 1/31/2007         $10,000.00            $10,000.00          $10,000.00         $10,000.00
 2/28/2007           9,945.73             10,022.48            9,920.65          10,020.00
 3/31/2007          10,112.48             10,132.92           10,026.85          10,232.00
 4/30/2007          10,337.89             10,422.09           10,206.96          10,516.00
 5/31/2007          10,813.79             10,871.94           10,624.99          10,973.00
 6/30/2007          10,636.70             10,761.94           10,469.56          10,801.00
 7/31/2007          10,099.93             10,197.97            9,753.50          10,119.00
 8/31/2007          10,289.23             10,237.51            9,974.57          10,265.00
 9/30/2007          10,442.59             10,456.01           10,145.78          10,364.00
10/31/2007          10,636.85             10,708.86           10,436.87          10,576.00
11/30/2007           9,847.41              9,991.41            9,687.44           9,801.00
12/31/2007           9,769.23             10,013.37            9,681.40           9,691.00
 1/31/2008           9,291.46              9,350.86            9,021.18           9,058.00
 2/29/2008           9,005.32              9,171.82            8,686.79           8,712.00
 3/31/2008           9,040.18              9,093.18            8,723.18           8,586.00
 4/30/2008           9,403.00              9,532.82            9,088.42           9,028.00
 5/31/2008           9,818.35             10,003.86            9,505.92           9,448.00
 6/30/2008           9,076.59              9,308.86            8,774.08           8,807.00
 7/31/2008           9,263.95              9,333.64            9,098.77           8,888.00
 8/31/2008           9,650.91              9,548.76            9,427.64           9,087.00
 9/30/2008           8,998.99              8,656.77            8,676.44           8,299.00
10/31/2008           7,185.95              6,811.08            6,871.49           6,657.00
11/30/2008           6,346.38              6,101.03            6,058.68           5,825.00
12/31/2008           6,733.57              6,449.88            6,410.33           6,193.00
 1/31/2009           5,878.38              5,868.14            5,697.37           5,522.00
 2/28/2009           5,174.48              5,240.37            5,005.00           4,955.00
 3/31/2009           5,599.54              5,711.46            5,451.78           5,426.00
 4/30/2009           6,577.03              6,613.47            6,294.53           6,142.00
 5/31/2009           6,683.02              6,922.02            6,484.31           6,304.00
 6/30/2009           6,778.92              6,980.89            6,579.55           6,378.00
 7/31/2009           7,478.87              7,597.28            7,213.23           6,997.00
 8/31/2009           7,650.00              7,830.39            7,420.07           7,196.00
 9/30/2009           8,043.78              8,302.34            7,848.03           7,587.00
10/31/2009           7,585.59              7,845.60            7,315.19           7,225.00
11/30/2009           7,783.51              8,117.42            7,544.82           7,424.00
12/31/2009           8,455.33              8,674.92            8,152.13           7,933.00
 1/31/2010           8,169.22              8,366.23            7,852.04           7,800.00
 2/28/2010           8,520.22              8,743.25            8,205.74           8,066.00
 3/31/2010           9,183.21              9,337.19            8,873.59           8,678.00
 4/30/2010           9,720.27              9,804.44            9,375.79           9,076.00
 5/31/2010           9,018.52              9,088.33            8,664.60           8,508.00
 6/30/2010           8,381.15              8,493.55            7,993.15           7,933.00
 7/31/2010           8,912.68              9,035.85            8,542.43           8,412.00
 8/31/2010           8,247.36              8,500.39            7,909.97           7,823.00
 9/30/2010           9,187.57              9,450.15            8,895.52           8,722.00
10/31/2010           9,578.51              9,791.20            9,259.54           9,091.00
11/30/2010           9,919.92             10,123.31            9,580.60           9,437.00
12/31/2010          10,679.75             10,904.97           10,341.38          10,116.00
 1/31/2011          10,695.95             10,914.08           10,314.73          10,079.00
 2/28/2011          11,167.35             11,455.16           10,880.40          10,515.00
 3/31/2011          11,503.37             11,738.82           11,162.38          10,795.00
 4/30/2011          11,802.35             12,025.77           11,457.13          11,172.00
 5/31/2011          11,696.02             11,801.54           11,242.33          10,980.00
 6/30/2011          11,484.51             11,578.53           10,983.13          10,795.00
 7/31/2011          11,116.02             11,229.14           10,586.14          10,463.00
 8/31/2011          10,263.13             10,364.56            9,665.12           9,577.00
 9/30/2011           9,207.15              9,210.25            8,581.64           8,484.00
10/31/2011          10,587.84             10,559.74            9,880.54           9,821.00
11/30/2011          10,654.71             10,519.85            9,844.52           9,821.00
12/31/2011          10,788.24             10,489.80            9,909.55           9,899.00
 1/31/2012          11,497.89             11,191.12           10,609.67          10,556.00
 2/29/2012          11,741.11             11,530.94           10,863.59          10,770.00
 3/31/2012          12,081.48             11,740.06           11,141.94          11,014.00
 4/30/2012          11,929.03             11,616.12           10,969.83          10,822.00
 5/31/2012          11,181.03             10,812.83           10,243.74          10,076.00
 6/30/2012          11,648.80             11,144.75           10,754.90          10,534.00
 7/31/2012          11,559.54             11,097.87           10,606.28          10,453.00
 8/31/2012          11,997.50             11,463.92           10,959.97          10,711.00
 9/30/2012          12,277.33             11,794.68           11,319.87          11,022.00
10/31/2012          12,028.07             11,662.25           11,074.29          10,793.00
11/30/2012          12,148.14             11,797.15           11,133.13          10,948.00
12/31/2012          12,549.45             12,161.58           11,529.75          11,368.00
 1/31/2013          13,274.63             12,890.66           12,251.43          12,040.00
 2/28/2013          13,461.48             13,037.00           12,386.58          12,199.00
 3/31/2013          14,031.68             13,602.59           12,958.51          12,674.00
 4/30/2013          13,994.38             13,530.20           12,910.90          12,471.00
 5/31/2013          14,602.82             14,030.40           13,426.92          13,067.00
 6/30/2013          14,581.51             13,918.60           13,358.23          13,022.00
 7/31/2013          15,579.56             14,813.09           14,293.09          13,792.00
 8/31/2013          15,200.01             14,369.96           13,839.11          13,391.00
 9/30/2013          16,146.46             15,215.95           14,722.09          14,161.00
10/31/2013          16,728.95             15,699.92           15,092.29          14,682.00
11/30/2013          17,481.02             16,254.86           15,696.95          15,286.00
12/31/2013          17,734.03             16,554.98           16,005.87          15,649.00
 1/31/2014          17,050.05             15,959.52           15,562.83          15,104.00
 2/28/2014          17,809.92             16,687.09           16,296.01          15,699.00
 3/31/2014          17,934.23             16,757.09           16,184.93          15,740.00
 4/30/2014          17,433.68             16,333.73           15,557.27          15,121.00
 5/31/2014          17,480.74             16,438.08           15,681.93          15,211.00
 6/30/2014          18,304.91             17,188.56           16,516.32          15,839.00
 7/31/2014          17,299.12             16,228.55           15,516.60          14,988.00
 8/31/2014          18,042.11             16,940.27           16,286.00          15,616.00
 9/30/2014          17,073.65             16,003.71           15,300.79          14,831.00
10/31/2014          18,283.84             16,878.89           16,309.40          15,608.00
11/30/2014          18,233.59             16,902.79           16,324.02          15,707.00
12/31/2014          18,754.65             17,232.69           16,789.26          16,067.00
 1/31/2015          18,099.26             16,613.14           16,249.21          15,410.00
 2/28/2015          19,190.54             17,605.58           17,213.87          16,567.00
 3/31/2015          19,498.06             17,879.13           17,513.76          16,715.00
 4/30/2015          19,044.68             17,534.42           17,067.11          16,456.00
 5/31/2015          19,336.45             17,775.19           17,456.75          16,705.00
 6/30/2015          19,535.45             17,857.96           17,587.48          16,909.00
 7/31/2015          19,369.93             17,675.92           17,383.08          16,428.00
 8/31/2015          18,367.20             16,751.80           16,290.71          15,512.00
 9/30/2015          17,724.57             16,054.19           15,491.44          14,689.00
10/31/2015          18,805.00             16,996.12           16,364.23          15,651.00
11/30/2015          19,308.67             17,404.44           16,896.54          16,021.00
12/31/2015          18,384.70             16,504.50           16,048.16          15,215.00
 1/31/2016          17,250.76             15,395.41           14,636.98          14,034.00
 2/29/2016          17,443.50             15,508.47           14,636.32          14,145.00
 3/31/2016          18,873.40             16,755.87           15,804.47          15,285.00
 4/30/2016          19,095.01             16,968.16           16,052.52          15,437.00
 5/31/2016          19,411.70             17,278.80           16,414.10          15,608.00
 6/30/2016          19,529.56             17,228.61           16,403.75          15,366.00
 7/31/2016          20,523.72             18,073.37           17,383.16          16,314.00
 8/31/2016          20,802.12             18,331.56           17,690.57          16,597.00
 9/30/2016          20,935.90             18,407.55           17,887.61          16,577.00
10/31/2016          19,998.88             17,753.64           17,037.24          15,820.00
11/30/2016          22,508.65             19,658.66           18,937.09          17,545.00
12/31/2016          23,266.89             20,224.17           19,467.70          18,088.00
 1/31/2017          23,174.34             20,309.91           19,544.49          18,200.00

                                   [END CHART]

                    Data from 1/31/07 through 1/31/17.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISCX)

--------------------------------------------------------------------------------
                                           1/31/17                 7/31/16
--------------------------------------------------------------------------------
Net Assets                              $908.4 Million          $884.3 Million
Net Asset Value Per Share                   $17.95                  $16.30

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*      1 YEAR       5 YEARS       SINCE INCEPTION 8/01/08
         11.62%           29.86%        11.77%                9.08%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08
    19.12%                    13.09%                          9.09%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                       1.00%

               (includes acquired fund fees and expenses of 0.01%)

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   S&P SMALLCAP 600      LIPPER SMALL-CAP CORE      RUSSELL 2000       USAA SMALL CAP STOCK FUND
                         INDEX               FUNDS INDEX               INDEX             INSTITUTIONAL SHARES
 7/31/2008            $10,000.00             $10,000.00              $10,000.00               $10,000.00
 8/31/2008             10,417.70              10,230.47               10,361.44                10,198.00
 9/30/2008              9,713.98               9,274.80                9,535.84                 9,314.00
10/31/2008              7,756.89               7,297.35                7,552.10                 7,471.00
11/30/2008              6,850.62               6,536.60                6,658.79                 6,537.00
12/31/2008              7,268.57               6,910.35                7,045.27                 6,953.00
 1/31/2009              6,345.43               6,287.09                6,261.69                 6,198.00
 2/28/2009              5,585.61               5,614.49                5,500.74                 5,559.00
 3/31/2009              6,044.43               6,119.22                5,991.78                 6,098.00
 4/30/2009              7,099.59               7,085.63                6,918.00                 6,903.00
 5/31/2009              7,214.01               7,416.20                7,126.57                 7,094.00
 6/30/2009              7,317.52               7,479.27                7,231.25                 7,169.00
 7/31/2009              8,073.09               8,139.67                7,927.69                 7,882.00
 8/31/2009              8,257.82               8,389.42                8,155.02                 8,106.00
 9/30/2009              8,682.88               8,895.07                8,625.37                 8,546.00
10/31/2009              8,188.28               8,405.72                8,039.75                 8,139.00
11/30/2009              8,401.93               8,696.95                8,292.12                 8,372.00
12/31/2009              9,127.13               9,294.25                8,959.59                 8,944.00
 1/31/2010              8,818.28               8,963.52                8,629.78                 8,795.00
 2/28/2010              9,197.18               9,367.46                9,018.51                 9,102.00
 3/31/2010              9,912.84              10,003.80                9,752.51                 9,790.00
 4/30/2010             10,492.57              10,504.41               10,304.45                10,247.00
 5/31/2010              9,735.06               9,737.17                9,522.82                 9,608.00
 6/30/2010              9,047.05               9,099.94                8,784.86                 8,969.00
 7/31/2010              9,620.82               9,680.95                9,388.55                 9,508.00
 8/31/2010              8,902.64               9,107.26                8,693.44                 8,853.00
 9/30/2010              9,917.55              10,124.83                9,776.61                 9,865.00
10/31/2010             10,339.55              10,490.22               10,176.69                10,288.00
11/30/2010             10,708.08              10,846.05               10,529.55                10,678.00
12/31/2010             11,528.28              11,683.51               11,365.68                11,459.00
 1/31/2011             11,545.77              11,693.27               11,336.39                11,417.00
 2/28/2011             12,054.63              12,272.98               11,958.10                11,918.00
 3/31/2011             12,417.34              12,576.89               12,268.00                12,234.00
 4/30/2011             12,740.08              12,884.33               12,591.95                12,660.00
 5/31/2011             12,625.30              12,644.08               12,355.87                12,451.00
 6/30/2011             12,396.98              12,405.16               12,070.99                12,243.00
 7/31/2011             11,999.22              12,030.82               11,634.69                11,868.00
 8/31/2011             11,078.56              11,104.52               10,622.44                10,867.00
 9/30/2011              9,938.69               9,867.80                9,431.64                 9,632.00
10/31/2011             11,429.08              11,313.64               10,859.20                11,159.00
11/30/2011             11,501.26              11,270.90               10,819.62                11,159.00
12/31/2011             11,645.39              11,238.70               10,891.09                11,246.00
 1/31/2012             12,411.43              11,990.09               11,660.55                12,000.00
 2/29/2012             12,673.97              12,354.17               11,939.62                12,242.00
 3/31/2012             13,041.39              12,578.22               12,245.54                12,527.00
 4/30/2012             12,876.82              12,445.43               12,056.38                12,309.00
 5/31/2012             12,069.39              11,584.79               11,258.37                11,464.00
 6/30/2012             12,574.32              11,940.41               11,820.17                12,025.00
 7/31/2012             12,477.97              11,890.18               11,656.82                11,924.00
 8/31/2012             12,950.74              12,282.36               12,045.54                12,226.00
 9/30/2012             13,252.80              12,636.74               12,441.10                12,586.00
10/31/2012             12,983.74              12,494.85               12,171.19                12,326.00
11/30/2012             13,113.34              12,639.38               12,235.86                12,510.00
12/31/2012             13,546.54              13,029.83               12,671.76                12,990.00
 1/31/2013             14,329.34              13,810.97               13,464.93                13,755.00
 2/28/2013             14,531.04              13,967.75               13,613.46                13,936.00
 3/31/2013             15,146.54              14,573.72               14,242.04                14,486.00
 4/30/2013             15,106.27              14,496.16               14,189.71                14,263.00
 5/31/2013             15,763.05              15,032.07               14,756.85                14,942.00
 6/30/2013             15,740.06              14,912.30               14,681.35                14,891.00
 7/31/2013             16,817.40              15,870.64               15,708.80                15,777.00
 8/31/2013             16,407.69              15,395.88               15,209.86                15,321.00
 9/30/2013             17,429.34              16,302.27               16,180.30                16,207.00
10/31/2013             18,058.11              16,820.78               16,587.17                16,800.00
11/30/2013             18,869.94              17,415.35               17,251.72                17,497.00
12/31/2013             19,143.05              17,736.89               17,591.24                17,920.00
 1/31/2014             18,404.73              17,098.92               17,104.31                17,299.00
 2/28/2014             19,224.97              17,878.44               17,910.12                17,977.00
 3/31/2014             19,359.16              17,953.44               17,788.04                18,024.00
 4/30/2014             18,818.84              17,499.85               17,098.20                17,318.00
 5/31/2014             18,869.63              17,611.64               17,235.21                17,421.00
 6/30/2014             19,759.28              18,415.70               18,152.24                18,146.00
 7/31/2014             18,673.58              17,387.15               17,053.51                17,167.00
 8/31/2014             19,475.60              18,149.69               17,899.11                17,892.00
 9/30/2014             18,430.20              17,146.26               16,816.32                16,998.00
10/31/2014             19,736.55              18,083.93               17,924.84                17,892.00
11/30/2014             19,682.30              18,109.53               17,940.90                18,005.00
12/31/2014             20,244.76              18,462.99               18,452.22                18,416.00
 1/31/2015             19,537.29              17,799.21               17,858.68                17,668.00
 2/28/2015             20,715.28              18,862.50               18,918.89                18,996.00
 3/31/2015             21,047.24              19,155.58               19,248.48                19,164.00
 4/30/2015             20,557.84              18,786.25               18,757.59                18,869.00
 5/31/2015             20,872.79              19,044.22               19,185.83                19,164.00
 6/30/2015             21,087.59              19,132.89               19,329.50                19,407.00
 7/31/2015             20,908.93              18,937.86               19,104.85                18,859.00
 8/31/2015             19,826.52              17,947.76               17,904.29                17,794.00
 9/30/2015             19,132.83              17,200.35               17,025.85                16,866.00
10/31/2015             20,299.11              18,209.53               17,985.09                17,963.00
11/30/2015             20,842.80              18,647.00               18,570.12                18,395.00
12/31/2015             19,845.41              17,682.81               17,637.72                17,466.00
 1/31/2016             18,621.38              16,494.53               16,086.76                16,119.00
 2/29/2016             18,829.44              16,615.66               16,086.04                16,258.00
 3/31/2016             20,372.94              17,952.12               17,369.89                17,569.00
 4/30/2016             20,612.16              18,179.57               17,642.50                17,742.00
 5/31/2016             20,954.02              18,512.39               18,039.90                17,937.00
 6/30/2016             21,081.23              18,458.61               18,028.53                17,661.00
 7/31/2016             22,154.39              19,363.69               19,104.95                18,754.00
 8/31/2016             22,454.91              19,640.30               19,442.81                19,088.00
 9/30/2016             22,599.32              19,721.73               19,659.36                19,065.00
10/31/2016             21,587.85              19,021.13               18,724.76                18,191.00
11/30/2016             24,297.02              21,062.15               20,812.80                20,181.00
12/31/2016             25,115.51              21,668.04               21,395.96                20,805.00
 1/31/2017             25,015.60              21,759.90               21,480.36                20,933.00

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the S&P SmallCap 600 Index, Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Diebold, Inc. ............................................................  1.3%
Albany International Corp. "A" ...........................................  1.2%
Mueller Industries, Inc. .................................................  1.2%
Webster Financial Corp. ..................................................  1.1%
Belden, Inc. .............................................................  1.1%
DSW, Inc. "A" ............................................................  1.0%
CEB, Inc. ................................................................  0.9%
First Midwest Bancorp, Inc. ..............................................  0.9%
International Bancshares Corp. ...........................................  0.9%
Telephone & Data Systems, Inc. ...........................................  0.9%

                        o SECTOR ALLOCATION* - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

INDUSTRIALS                                                                25.2%
INFORMATION TECHNOLOGY                                                     16.9%
FINANCIALS                                                                 16.0%
HEALTH CARE                                                                10.9%
CONSUMER DISCRETIONARY                                                      8.1%
ENERGY                                                                      5.0%
MATERIALS                                                                   4.2%
CONSUMER STAPLES                                                            3.9%
REAL ESTATE                                                                 3.0%
UTILITIES                                                                   1.6%
TELECOMMUNICATION SERVICES                                                  1.4%

                                   [END CHART]

*Does not include Money Market Instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.2%)

              COMMON STOCKS (96.2%)

              CONSUMER DISCRETIONARY (8.1%)
              -----------------------------
              APPAREL RETAIL (1.4%)
    218,794   Cato Corp. "A"                                                                  $    5,555
    704,030   DSW, Inc. "A"                                                                       14,897
    448,010   Stage Stores, Inc.                                                                   1,255
                                                                                              ----------
                                                                                                  21,707
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.2%)
    264,900   Modine Manufacturing Co.*                                                            3,603
                                                                                              ----------
              AUTOMOTIVE RETAIL (1.7%)
    160,000   Group 1 Automotive, Inc.                                                            12,926
     20,800   Lithia Motors, Inc. "A"                                                              2,145
    186,000   Murphy USA, Inc.*                                                                   11,848
                                                                                              ----------
                                                                                                  26,919
                                                                                              ----------
              BROADCASTING (0.1%)
     34,200   Nexstar Broadcasting Group, Inc. "A"                                                 2,237
                                                                                              ----------
              CASINOS & GAMING (0.1%)
     50,500   Boyd Gaming Corp.*                                                                   1,026
     13,000   Red Rock Resorts, Inc. "A"                                                             305
                                                                                              ----------
                                                                                                   1,331
                                                                                              ----------
              CONSUMER ELECTRONICS (0.1%)
    141,200   ZAGG, Inc.*                                                                            946
                                                                                              ----------
              EDUCATION SERVICES (0.1%)
     12,010   Bright Horizons Family Solutions, Inc.*                                                851
     12,200   Grand Canyon Education, Inc.*                                                          720
                                                                                              ----------
                                                                                                   1,571
                                                                                              ----------
              FOOTWEAR (0.8%)
    499,000   Wolverine World Wide, Inc.                                                          11,721
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.5%)
    522,070   Fred's, Inc. "A"                                                                     7,607
                                                                                              ----------

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOUSEHOLD APPLIANCES (0.4%)
     42,760   Helen of Troy Ltd.*                                                             $    3,989
     52,163   SodaStream International Ltd.*                                                       2,295
                                                                                              ----------
                                                                                                   6,284
                                                                                              ----------
              LEISURE FACILITIES (0.2%)
     85,800   ClubCorp Holdings, Inc.                                                              1,416
     14,300   Vail Resorts, Inc.                                                                   2,453
                                                                                              ----------
                                                                                                   3,869
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.2%)
    118,119   IMAX Corp.*                                                                          3,851
                                                                                              ----------
              RESTAURANTS (1.6%)
    262,000   Brinker International, Inc.                                                         11,659
      3,500   Buffalo Wild Wings, Inc.*                                                              528
     65,740   Kona Grill, Inc.*                                                                      602
    486,000   Sonic Corp.                                                                         12,101
                                                                                              ----------
                                                                                                  24,890
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.7%)
    265,000   Sotheby's*                                                                          10,523
                                                                                              ----------
              Total Consumer Discretionary                                                       127,059
                                                                                              ----------
              CONSUMER STAPLES (3.9%)
              -----------------------
              DISTILLERS & VINTNERS (0.5%)
  1,818,393   C&C Group plc                                                                        7,760
                                                                                              ----------
              FOOD DISTRIBUTORS (0.7%)
    262,000   United Natural Foods, Inc.*                                                         11,973
                                                                                              ----------
              FOOD RETAIL (0.5%)
    573,290   Smart & Final Stores, Inc.*                                                          8,227
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.8%)
    239,330   Energizer Holdings, Inc.                                                            12,079
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.4%)
    307,892   Cranswick plc                                                                        8,971
    613,000   Dean Foods Co.                                                                      12,174
     40,660   Freshpet, Inc.*                                                                        453
                                                                                              ----------
                                                                                                  21,598
                                                                                              ----------
              Total Consumer Staples                                                              61,637
                                                                                              ----------
              ENERGY (5.0%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (2.8%)
     21,870   Core Laboratories N.V.                                                               2,555
    255,800   Enservco Corp.*                                                                        138

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    237,659   Era Group, Inc.*                                                                $    3,722
    319,000   Oil States International, Inc.*                                                     12,600
    128,679   SEACOR Holdings, Inc.*                                                               9,467
    735,000   Superior Energy Services, Inc.                                                      12,987
    310,292   Tesco Corp.*                                                                         2,669
                                                                                              ----------
                                                                                                  44,138
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.6%)
    767,000   Callon Petroleum Co.*                                                               11,720
     28,100   Diamondback Energy, Inc.*                                                            2,955
    202,660   Resolute Energy Corp.*                                                               9,321
                                                                                              ----------
                                                                                                  23,996
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    392,810   Dorian LPG Ltd.*                                                                     4,443
  1,240,530   Scorpio Tankers, Inc.                                                                4,751
                                                                                              ----------
                                                                                                   9,194
                                                                                              ----------
              Total Energy                                                                        77,328
                                                                                              ----------
              FINANCIALS (16.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
     20,620   Affiliated Managers Group, Inc.*                                                     3,142
     21,576   Harris & Harris Group, Inc.*                                                            32
    237,688   Safeguard Scientifics, Inc.*                                                         2,864
    249,277   Solar Capital Ltd.                                                                   5,289
                                                                                              ----------
                                                                                                  11,327
                                                                                              ----------
              CONSUMER FINANCE (0.1%)
     51,211   PRA Group, Inc.*                                                                     2,038
                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
     21,400   MarketAxess Holdings, Inc.                                                           4,007
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
    144,600   BGC Partners, Inc. "A"                                                               1,601
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.1%)
     82,200   Trupanion, Inc.*                                                                     1,314
                                                                                              ----------
              MULTI-LINE INSURANCE (0.4%)
    158,630   Kemper Corp.                                                                         6,853
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.4%)
     78,000   James River Group Holdings                                                           3,093
     30,800   Kinsale Capital Group, Inc.                                                            904
    115,934   State National Companies, Inc.                                                       1,595
                                                                                              ----------
                                                                                                   5,592
                                                                                              ----------

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (11.7%)
    216,000   Banner Corp.                                                                    $   12,122
    158,700   Customers Bancorp, Inc.*                                                             5,469
     27,000   FCB Financial Holdings, Inc. "A"*                                                    1,268
    259,302   First Busey Corp.                                                                    7,585
    582,326   First Midwest Bancorp, Inc.                                                         14,139
    276,879   Flushing Financial Corp.                                                             7,531
    263,786   Great Western Bancorp, Inc.                                                         11,277
    292,000   Hancock Holding Co.                                                                 13,388
    406,000   Hilltop Holdings, Inc.                                                              11,116
    572,000   Hope Bancorp, Inc.                                                                  11,960
    373,800   International Bancshares Corp.                                                      13,868
    275,600   MB Financial, Inc.                                                                  12,272
     61,500   Pacific Premier Bancorp, Inc.*                                                       2,420
    712,000   TCF Financial Corp.                                                                 12,353
     60,000   Texas Capital Bancshares, Inc.*                                                      4,950
    706,000   Umpqua Holdings Corp.                                                               12,927
    412,000   United Community Banks, Inc.                                                        11,590
    326,650   Webster Financial Corp.                                                             17,156
                                                                                              ----------
                                                                                                 183,391
                                                                                              ----------
              REINSURANCE (0.8%)
  1,022,070   Third Point Reinsurance Ltd.*                                                       11,703
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (1.4%)
     73,360   LendingTree, Inc.*                                                                   8,209
     17,300   Meta Financial Group, Inc.                                                           1,520
    720,130   Northwest Bancshares, Inc.                                                          12,292
                                                                                              ----------
                                                                                                  22,021
                                                                                              ----------
              Total Financials                                                                   249,847
                                                                                              ----------
              HEALTH CARE (10.9%)
              -------------------
              BIOTECHNOLOGY (1.8%)
     79,080   Acceleron Pharma, Inc.*                                                              1,920
     72,340   Alkermes plc*                                                                        3,914
    799,115   Array BioPharma, Inc.*                                                               8,686
     51,200   Enanta Pharmaceuticals, Inc.*                                                        1,696
     35,280   Esperion Therapeutics, Inc.*                                                           427
    317,500   Exact Sciences Corp.*                                                                6,017
    147,000   Ironwood Pharmaceuticals, Inc.*                                                      2,114
     36,070   Ligand Pharmaceuticals, Inc.*                                                        3,824
                                                                                              ----------
                                                                                                  28,598
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (2.3%)
     95,460   ABIOMED, Inc.*                                                                  $   10,154
    121,700   Cardiovascular Systems, Inc.*                                                        3,006
     42,310   CONMED Corp.                                                                         1,887
     82,912   Cutera, Inc.*                                                                        1,534
     69,756   Cynosure, Inc. "A"*                                                                  3,725
     55,900   DexCom, Inc.*                                                                        4,424
     51,965   Inogen, Inc.*                                                                        3,345
     77,460   Natus Medical, Inc.*                                                                 3,025
    128,099   Zeltiq Aesthetics, Inc.*                                                             5,680
                                                                                              ----------
                                                                                                  36,780
                                                                                              ----------
              HEALTH CARE FACILITIES (0.3%)
    102,800   Acadia Healthcare Co., Inc.*                                                         3,945
     27,200   Ensign Group, Inc.                                                                     553
                                                                                              ----------
                                                                                                   4,498
                                                                                              ----------
              HEALTH CARE SERVICES (0.8%)
    128,618   CorVel Corp.*                                                                        4,932
     95,720   Envision Healthcare Corp.*                                                           6,509
     34,700   Fulgent Genetics, Inc.*                                                                454
                                                                                              ----------
                                                                                                  11,895
                                                                                              ----------
              HEALTH CARE SUPPLIES (1.4%)
    236,170   Haemonetics Corp.*                                                                   9,414
     48,662   ICU Medical, Inc.*                                                                   6,672
     67,730   Spectranetics Corp.*                                                                 1,751
     11,208   Vascular Solutions, Inc.*                                                              627
     36,600   West Pharmaceutical Services, Inc.                                                   3,097
                                                                                              ----------
                                                                                                  21,561
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (1.0%)
    749,195   Allscripts Healthcare Solutions, Inc.*                                               8,773
    365,390   Evolent Health, Inc. "A"*                                                            6,650
     20,600   Veeva Systems, Inc. "A"*                                                               872
                                                                                              ----------
                                                                                                  16,295
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (1.8%)
     15,150   Bio-Rad Laboratories, Inc. "A"*                                                      2,880
    540,000   Bruker Corp.                                                                        12,814
     92,160   Charles River Laboratories International, Inc.*                                      7,447
    235,452   Harvard Bioscience, Inc.*                                                              706
    451,906   NeoGenomics, Inc.*                                                                   3,642
                                                                                              ----------
                                                                                                  27,489
                                                                                              ----------
              MANAGED HEALTH CARE (0.7%)
    205,310   Molina Healthcare, Inc.*                                                            11,645
                                                                                              ----------

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.8%)
     77,550   AcelRx Pharmaceuticals, Inc.*                                                   $      206
    174,300   Nektar Therapeutics*                                                                 2,111
     70,000   Pacira Pharmaceuticals, Inc.*                                                        2,691
     83,360   Paratek Pharmaceuticals, Inc.*                                                       1,259
    149,450   Phibro Animal Health Corp. "A"                                                       3,990
     78,200   Supernus Pharmaceuticals, Inc.*                                                      2,115
                                                                                              ----------
                                                                                                  12,372
                                                                                              ----------
              Total Health Care                                                                  171,133
                                                                                              ----------
              INDUSTRIALS (25.2%)
              -------------------
              Aerospace & Defense (0.9%)
    247,188   Cubic Corp.                                                                         11,754
    102,615   Taser International, Inc.*                                                           2,563
                                                                                              ----------
                                                                                                  14,317
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.5%)
     52,800   Echo Global Logistics, Inc.*                                                         1,254
    118,530   Forward Air Corp.                                                                    5,712
                                                                                              ----------
                                                                                                   6,966
                                                                                              ----------
              AIRLINES (0.2%)
     59,250   Hawaiian Holdings, Inc.*                                                             3,019
     13,500   Spirit Airlines, Inc.*                                                                 729
                                                                                              ----------
                                                                                                   3,748
                                                                                              ----------
              BUILDING PRODUCTS (0.6%)
     44,070   Apogee Enterprises, Inc.                                                             2,515
  2,025,313   Tyman plc                                                                            6,803
                                                                                              ----------
                                                                                                   9,318
                                                                                              ----------
              COMMERCIAL PRINTING (0.0%)
     68,200   InnerWorkings, Inc.*                                                                   655
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (1.2%)
    670,000   KBR, Inc.                                                                           11,397
    316,320   Primoris Services Corp.                                                              7,851
                                                                                              ----------
                                                                                                  19,248
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (1.1%)
    103,877   Douglas Dynamics, Inc.                                                               3,511
    845,000   Federal Signal Corp.                                                                13,131
                                                                                              ----------
                                                                                                  16,642
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.9%)
    158,551   Matthews International Corp. "A"                                                    10,694
    107,125   Mobile Mini, Inc.                                                                    3,487
                                                                                              ----------
                                                                                                  14,181
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.8%)
    155,000   EnerSys                                                                         $   12,082
    270,000   Generac Holdings, Inc.*                                                             10,870
    174,000   Regal-Beloit Corp.                                                                  12,633
    418,490   Thermon Group Holdings, Inc.*                                                        8,688
                                                                                              ----------
                                                                                                  44,273
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.8%)
    105,094   Hudson Technologies, Inc.*                                                             763
    392,627   SP Plus Corp.*                                                                      10,876
                                                                                              ----------
                                                                                                  11,639
                                                                                              ----------
              HEAVY ELECTRICAL EQUIPMENT (0.3%)
    310,267   Babcock & Wilcox Enterprises, Inc.*                                                  5,163
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
     35,189   WageWorks, Inc.*                                                                     2,539
                                                                                              ----------
              INDUSTRIAL MACHINERY (5.9%)
    406,769   Albany International Corp. "A"                                                      19,301
    120,890   CIRCOR International, Inc.                                                           7,529
    220,467   ESCO Technologies, Inc.                                                             12,831
     11,900   John Bean Technologies Corp.                                                         1,028
     79,629   Kennametal, Inc.                                                                     2,846
    263,500   Kornit Digital Ltd.*                                                                 4,374
    371,566   Luxfer Holdings plc ADR                                                              4,058
    470,720   Mueller Industries, Inc.                                                            18,951
     48,150   Proto Labs, Inc.*                                                                    2,528
     37,714   RBC Bearings, Inc.*                                                                  3,494
     44,250   Tennant Co.                                                                          3,064
    544,714   TriMas Corp.*                                                                       11,602
                                                                                              ----------
                                                                                                  91,606
                                                                                              ----------
              MARINE (0.8%)
    194,000   Kirby Corp.*                                                                        12,503
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (2.2%)
    727,950   ACCO Brands Corp.*                                                                   9,281
    404,460   Essendant, Inc.                                                                      8,449
    596,000   Interface, Inc.                                                                     10,847
    333,790   Steelcase, Inc. "A"                                                                  5,608
                                                                                              ----------
                                                                                                  34,185
                                                                                              ----------
              RAILROADS (0.3%)
     66,200   Genesee & Wyoming, Inc. "A"*                                                         4,989
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (2.5%)
    192,000   CEB, Inc.                                                                           14,678
    270,220   FTI Consulting, Inc.*                                                               11,387

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
  133,500     Huron Consulting Group, Inc.*                                                   $    6,048
  311,736     Mistras Group, Inc.*                                                                 7,195
                                                                                              ----------
                                                                                                  39,308
                                                                                              ----------
              TRADING COMPANIES & DISTRIBUTORS (4.0%)
  359,000     Air Lease Corp.                                                                     13,060
  555,000     Aircastle Ltd.                                                                      12,377
  223,000     Beacon Roofing Supply, Inc.*                                                         9,761
  529,000     BMC Stock Holdings, Inc.*                                                            9,892
  157,880     GATX Corp.                                                                           9,129
   73,113     Kaman Corp.                                                                          3,694
   83,710     Rush Enterprises, Inc. "A"*                                                          2,742
  169,820     Titan Machinery, Inc.*                                                               2,345
                                                                                              ----------
                                                                                                  63,000
                                                                                              ----------
              Total Industrials                                                                  394,280
                                                                                              ----------
              INFORMATION TECHNOLOGY (16.9%)
              ------------------------------
              APPLICATION SOFTWARE (1.6%)
   44,923     BroadSoft, Inc.*                                                                     1,887
   50,100     Cadence Design Systems, Inc.*                                                        1,304
  126,000     Callidus Software, Inc.*                                                             2,325
   20,830     Digimarc Corp.*                                                                        550
    4,780     Ebix, Inc.                                                                             265
    3,320     Ellie Mae, Inc.*                                                                       275
   40,039     Guidewire Software, Inc.*                                                            2,095
    4,800     Hubspot, Inc.*                                                                         246
   22,930     Monotype Imaging Holdings, Inc.                                                        502
   20,050     Paycom Software, Inc.*                                                                 927
  101,028     PROS Holdings, Inc.*                                                                 2,261
   44,576     PTC, Inc.*                                                                           2,343
   74,400     Synchronoss Technologies, Inc.*                                                      2,866
   13,450     Tyler Technologies, Inc.*                                                            1,964
   24,672     Ultimate Software Group, Inc.*                                                       4,778
   13,890     Zendesk, Inc.*                                                                         333
                                                                                              ----------
                                                                                                  24,921
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.6%)
  589,090     Aerohive Networks, Inc.*                                                             3,375
   79,000     Finisar Corp.*                                                                       2,336
   45,900     Infinera Corp.*                                                                        414
  111,065     RADWARE Ltd.*                                                                        1,631
  283,140     ShoreTel, Inc.*                                                                      1,968
                                                                                              ----------
                                                                                                   9,724
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (2.5%)
    224,540   Cardtronics plc "A"*                                                            $   12,255
     76,222   Euronet Worldwide, Inc.*                                                             5,452
    856,500   Travelport Worldwide Ltd.                                                           12,299
    319,556   WNS Holdings Ltd. ADR*                                                               9,088
                                                                                              ----------
                                                                                                  39,094
                                                                                              ----------
              ELECTRONIC COMPONENTS (1.1%)
    221,450   Belden, Inc.                                                                        16,934
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
      8,200   Coherent, Inc.*                                                                      1,294
     34,350   OSI Systems, Inc.*                                                                   2,565
    560,000   VeriFone Systems, Inc.*                                                             10,175
                                                                                              ----------
                                                                                                  14,034
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
    272,290   CTS Corp.                                                                            5,854
     22,250   IPG Photonics Corp.*                                                                 2,559
                                                                                              ----------
                                                                                                   8,413
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (1.6%)
     96,106   2U, Inc.*                                                                            3,271
     68,090   Amber Road, Inc.*                                                                      603
     38,040   Apptio, Inc.*                                                                          527
     12,654   CoStar Group, Inc.*                                                                  2,557
     88,000   GTT Communications, Inc.*                                                            2,486
     28,970   Liquidity Services, Inc.*                                                              283
    138,920   LivePerson, Inc.*                                                                    1,014
     25,020   Mindbody, Inc. "A"*                                                                    609
     11,200   Nutanix, Inc. "A"*                                                                     339
    117,300   Pandora Media, Inc.*                                                                 1,525
     23,420   Shopify, Inc. "A"*                                                                   1,190
     58,011   SPS Commerce, Inc.*                                                                  4,003
     14,300   Stamps.com, Inc.*                                                                    1,738
     83,110   Trivago NV ADR*                                                                        964
     56,600   Twilio, Inc.*                                                                        1,632
     36,390   Wix.com Ltd.*                                                                        1,912
                                                                                              ----------
                                                                                                  24,653
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.1%)
     15,600   EPAM Systems, Inc.*                                                                  1,004
    229,259   Forrester Research, Inc.                                                             9,354
    184,900   Perficient, Inc.*                                                                    3,278
    103,018   Virtusa Corp.*                                                                       2,625
                                                                                              ----------
                                                                                                  16,261
                                                                                              ----------

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (1.4%)
    432,872   Brooks Automation, Inc.                                                         $    7,541
    127,500   Rudolph Technologies, Inc.*                                                          2,926
    155,198   Teradyne, Inc.                                                                       4,404
    165,555   Tessera Holding Corp.                                                                7,483
                                                                                              ----------
                                                                                                  22,354
                                                                                              ----------
              SEMICONDUCTORS (2.6%)
      2,670   Acacia Communications, Inc.*                                                           155
    109,113   Ceva, Inc.*                                                                          3,857
     42,940   Impinj, Inc.*                                                                        1,512
     58,196   Inphi Corp.*                                                                         2,667
     74,850   Mellanox Technologies Ltd.*                                                          3,544
     50,000   Microsemi Corp.*                                                                     2,658
     19,839   Monolithic Power Systems, Inc.                                                       1,731
     24,200   Power Integrations, Inc.                                                             1,718
    898,000   Rambus, Inc.*                                                                       11,656
     31,242   Silicon Laboratories, Inc.*                                                          2,037
    158,000   Synaptics, Inc.*                                                                     8,908
                                                                                              ----------
                                                                                                  40,443
                                                                                              ----------
              SYSTEMS SOFTWARE (1.1%)
     30,300   CyberArk Software Ltd.*                                                              1,608
    116,466   Gigamon, Inc.*                                                                       3,861
     37,100   Imperva, Inc.*                                                                       1,549
     40,974   Proofpoint, Inc.*                                                                    3,285
    103,200   Qualys, Inc.*                                                                        3,705
    128,100   Rapid7, Inc.*                                                                        1,597
     26,100   Red Hat, Inc.*                                                                       1,980
                                                                                              ----------
                                                                                                  17,585
                                                                                              ----------
              TECHNOLOGY DISTRIBUTORS (0.3%)
    133,680   ScanSource, Inc.*                                                                    5,287
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.6%)
    742,700   Diebold, Inc.                                                                       20,201
    136,834   Nimble Storage, Inc.*                                                                1,173
    118,100   Super Micro Computer, Inc.*                                                          3,124
                                                                                              ----------
                                                                                                  24,498
                                                                                              ----------
              Total Information Technology                                                       264,201
                                                                                              ----------
              MATERIALS (4.2%)
              ----------------
              COMMODITY CHEMICALS (0.6%)
    638,000   Calgon Carbon Corp.                                                                 10,113
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FOREST PRODUCTS (0.6%)
    124,350   Deltic Timber Corp.                                                             $    9,447
                                                                                              ----------
              METAL & GLASS CONTAINERS (0.8%)
    215,270   Greif, Inc. "A"                                                                     12,395
                                                                                              ----------
              PAPER PACKAGING (0.4%)
    337,330   Multi Packaging Solutions International Ltd.*                                        6,011
                                                                                              ----------
              PAPER PRODUCTS (0.8%)
    272,360   Schweitzer-Mauduit International, Inc.                                              12,074
                                                                                              ----------
              SPECIALTY CHEMICALS (1.0%)
     26,609   Quaker Chemical Corp.                                                                3,419
    161,274   Sensient Technologies Corp.                                                         12,378
                                                                                              ----------
                                                                                                  15,797
                                                                                              ----------
              Total Materials                                                                     65,837
                                                                                              ----------
              REAL ESTATE (3.0%)
              ------------------
              REITs - HOTEL & RESORT (0.8%)
    446,250   Summit Hotel Properties, Inc.                                                        7,064
    490,564   DiamondRock Hospitality Co.                                                          5,529
                                                                                              ----------
                                                                                                  12,593
                                                                                              ----------
              REITs - INDUSTRIAL (0.1%)
     62,200   STAG Industrial, Inc.                                                                1,439
                                                                                              ----------
              REITs - OFFICE (0.4%)
    205,890   Corporate Office Properties Trust                                                    6,551
                                                                                              ----------
              REITs - RESIDENTIAL (1.2%)
    370,000   Colony Starwood Homes                                                               11,636
    171,566   Education Realty Trust, Inc.                                                         6,899
                                                                                              ----------
                                                                                                  18,535
                                                                                              ----------
              REITs - RETAIL (0.3%)
    301,200   Ramco-Gershenson Properties Trust                                                    4,898
                                                                                              ----------
              REITs - SPECIALIZED (0.2%)
     71,049   QTS Realty Trust, Inc. "A"                                                           3,580
                                                                                              ----------
              Total Real Estate                                                                   47,596
                                                                                              ----------
              TELECOMMUNICATION SERVICES (1.4%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.5%)
     74,620   Cogent Communications Holdings, Inc.                                                 3,119
    646,700   Vonage Holdings Corp.*                                                               4,585
                                                                                              ----------
                                                                                                   7,704
                                                                                              ----------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    438,620   Telephone & Data Systems, Inc.                                                  $   13,444
                                                                                              ----------
              Total Telecommunication Services                                                    21,148
                                                                                              ----------
              UTILITIES (1.6%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
    213,130   PNM Resources, Inc.                                                                  7,332
                                                                                              ----------
              GAS UTILITIES (1.1%)
    121,890   New Jersey Resources Corp.                                                           4,595
     93,950   Spire, Inc.                                                                          6,107
     86,410   WGL Holdings, Inc.                                                                   7,080
                                                                                              ----------
                                                                                                  17,782
                                                                                              ----------
              Total Utilities                                                                     25,114
                                                                                              ----------
              Total Common Stocks (cost: $1,162,069)                                           1,505,180
                                                                                              ----------

              RIGHTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              BIOTECHNOLOGY (0.0%)
     72,450   Prosensa Holdings N.V.*(a),(b)                                                           -
                                                                                              ----------
              PHARMACEUTICALS (0.0%)
    133,709   NuPathe, Inc.*(a),(b)                                                                    -
                                                                                              ----------
              Total Health Care                                                                        -
                                                                                              ----------
              Total Rights (cost: $80)                                                                 -
                                                                                              ----------
              Total Equity Securities (cost: $1,162,149)                                       1,505,180
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (4.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.2%)
 65,086,419   State Street Institutional Treasury Money Market
                Fund Premier Class, 0.42%(c) (cost: $65,086)                                      65,086
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,227,235)                                            $1,570,266
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1         LEVEL 2           LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,505,180              $-                $-         $1,505,180
  Rights                                          -               -                 -                  -

Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                      65,086               -                 -             65,086
--------------------------------------------------------------------------------------------------------
Total                                    $1,570,266              $-                $-         $1,570,266
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT     Real estate investment trust

o   SPECIFIC NOTES

    (a) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board).

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    (b) Security was fair valued at January 31, 2017, by the Manager in accordance with valuation procedures approved by the Board.

    (c) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,227,235)                            $1,570,266
   Cash                                                                                              563
   Receivables:
       Capital shares sold                                                                         6,748
       Dividends and interest                                                                        405
       Securities sold                                                                             1,135
                                                                                              ----------
          Total assets                                                                         1,579,117
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       12,809
       Capital shares redeemed                                                                     1,340
   Accrued management fees                                                                           962
   Accrued transfer agent's fees                                                                      31
   Other accrued expenses and payables                                                               141
                                                                                              ----------
          Total liabilities                                                                       15,283
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $1,563,834
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,166,151
   Overdistribution of net investment income                                                      (2,577)
   Accumulated net realized gain on investments                                                   57,229
   Net unrealized appreciation of investments                                                    343,031
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $1,563,834
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $655,466/36,789
             capital shares outstanding, no par value)                                        $    17.82
                                                                                              ==========
          Institutional Shares (net assets of $908,368/50,619
             capital shares outstanding, no par value)                                        $    17.95
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3)                                            $   10,037
   Interest                                                                                          108
                                                                                              ----------
      Total income                                                                                10,145
                                                                                              ----------
EXPENSES
   Management fees                                                                                 5,478
   Administration and servicing fees:
      Fund Shares                                                                                    460
      Institutional Shares                                                                           455
   Transfer agent's fees:
      Fund Shares                                                                                    570
      Institutional Shares                                                                           455
   Custody and accounting fees:
      Fund Shares                                                                                     52
      Institutional Shares                                                                            75
   Postage:
      Fund Shares                                                                                     33
      Institutional Shares                                                                            20
   Shareholder reporting fees:
      Fund Shares                                                                                     19
      Institutional Shares                                                                             6
   Trustees' fees                                                                                     15
   Registration fees:
      Fund Shares                                                                                     20
      Institutional Shares                                                                            23
   Professional fees                                                                                  70
   Other                                                                                              18
                                                                                              ----------
          Total expenses                                                                           7,769
   Expenses paid indirectly:
      Fund Shares                                                                                    (11)
      Institutional Shares                                                                           (16)
                                                                                              ----------
          Net expenses                                                                             7,742
                                                                                              ----------
NET INVESTMENT INCOME                                                                              2,403
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                                 77,914
      Foreign currency transactions                                                                   (7)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 86,940
      Foreign currency translations                                                                    1
                                                                                              ----------
          Net realized and unrealized gain                                                       164,848
                                                                                              ----------
   Increase in net assets resulting from operations                                           $  167,251
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                          1/31/2017            7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    2,403           $    3,636
   Net realized gain on investments                                          77,914               20,135
   Net realized loss on foreign currency transactions                            (7)                  (2)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                            86,940              (18,901)
      Foreign currency translations                                               1                   (1)
                                                                         -------------------------------
      Increase in net assets resulting from operations                      167,251                4,867
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            (1,247)              (2,353)
      Institutional Shares                                                   (3,126)              (2,311)
                                                                         -------------------------------
          Total distributions of net investment income                       (4,373)              (4,664)
                                                                         -------------------------------
   Net realized gains:
      Fund Shares                                                            (6,660)             (62,875)
      Institutional Shares                                                   (9,660)             (43,424)
                                                                         -------------------------------
          Total distributions of net realized gains                         (16,320)            (106,299)
                                                                         -------------------------------
      Distributions to shareholders                                         (20,693)            (110,963)
                                                                         -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               10,108             (142,528)
   Institutional Shares                                                     (63,457)             207,503
                                                                         -------------------------------
      Total net increase (decrease) in net assets
          from capital share transactions                                   (53,349)              64,975
                                                                         -------------------------------
   Net increase (decrease) in net assets                                     93,209              (41,121)

NET ASSETS
   Beginning of period                                                    1,470,625            1,511,746
                                                                         ===============================
   End of period                                                         $1,563,834           $1,470,625
                                                                         ===============================
Overdistribution of net investment income:
   End of period                                                         $   (2,577)          $     (607)
                                                                         ===============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

        each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, brokerage commission recapture credits reduced

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    the expenses of the Fund Shares and Institutional Shares by $11,000 and $16,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $6,000, which represents 2.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $309,575,000 and $364,201,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $381,728,000 and $38,697,000 respectively, resulting in net unrealized appreciation of $343,031,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                   JANUARY 31, 2017                 JULY 31, 2016
-------------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                               --------------------------------------------------------
FUND SHARES:
Shares sold                                     3,106        $  53,306           6,196        $  96,523
Shares issued from
  reinvested dividends                            435            7,810           4,205           64,678
Shares redeemed                                (3,019)         (51,008)        (21,151)        (303,729)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                      522        $  10,108         (10,750)       $(142,528)
                                               ========================================================
INSTITUTIONAL SHARES:
Shares sold                                     3,911        $  66,863          26,710        $ 376,976
Shares issued from
  reinvested dividends                            708           12,787           2,952           45,726
Shares redeemed                                (8,253)        (143,107)        (13,229)        (215,199)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                   (3,634)       $ (63,457)         16,433        $ 207,503
                                               ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

    of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $5,478,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(143,000) and $(96,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.05)% and (0.02)%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), and Granahan Investment Management, Inc. (GIMI), under which Wellington Management, Cambiar, and GIMI each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average net assets over $300 million that Wellington Management manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $2,036,000.

    The Manager (not the Fund) pays Cambiar a subadvisory fee in the annual amount of 0.67% of the Fund's average net assets for the first $300 million in assets that Cambiar manages, plus 0.65% of the Fund's average net assets over $300 million that Cambiar manages. For the

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Cambiar of $1,815,000.

    The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average net assets over $300 million that GIMI manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $1,005,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $460,000 and $455,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $570,000 and $455,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.2
Cornerstone Equity                                                       0.7
Target Retirement Income                                                 0.0*
Target Retirement 2020                                                   0.6
Target Retirement 2030                                                   1.6
Target Retirement 2040                                                   2.2
Target Retirement 2050                                                   1.5
Target Retirement 2060                                                   0.1

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                      YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------
                                   2017       2016         2015          2014         2013          2012
                               -------------------------------------------------------------------------
Net asset value
  at beginning of period       $  16.17   $  17.77     $  18.14      $  18.27     $  14.15      $  14.17
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                   .02        .02          .02          (.01)         .05           .02
  Net realized and
    unrealized gain (loss)         1.85       (.22)        1.63          1.62         4.39          (.03)
                               -------------------------------------------------------------------------
Total from investment
  operations                       1.87       (.20)        1.65          1.61         4.44          (.01)
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.03)      (.05)        (.02)            -         (.04)         (.01)
  Realized capital gains           (.19)     (1.35)       (2.00)        (1.74)        (.28)            -
                               -------------------------------------------------------------------------
Total distributions                (.22)     (1.40)       (2.02)        (1.74)        (.32)         (.01)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  17.82   $  16.17     $  17.77      $  18.14     $  18.27      $  14.15
                               =========================================================================
Total return (%)*                 11.56       (.75)        9.67          8.68        31.94          (.10)
Net assets at
  end of period (000)          $655,466   $586,438     $835,256      $709,753     $645,220      $751,742
Ratios to average
  net assets:**
  Expenses (%)(a)                  1.09(b)    1.15         1.15          1.14         1.25          1.28(c)
  Net investment
    income (loss) (%)               .24(b)     .18          .06          (.03)         .03           .16
Portfolio turnover (%)               21         52           45            45           55            84(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were $609,472,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)  (.00%)(+)    (.00%)(+)     (.01%)       (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2011, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.40% of the Fund Shares' average net assets.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                      YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------
                                   2017       2016         2015          2014         2013          2012
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $  16.30   $  17.89     $  18.24      $  18.34     $  14.24      $  14.23
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .03        .07          .05           .03          .04(a)        .06
  Net realized and
    unrealized gain (loss)         1.87       (.24)        1.65          1.61         4.46(a)        .00(b)
                               -------------------------------------------------------------------------
Total from investment
  operations                       1.90       (.17)        1.70          1.64         4.50(a)        .06
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.06)      (.07)        (.05)            -         (.12)         (.05)
  Realized capital gains           (.19)     (1.35)       (2.00)        (1.74)        (.28)            -
                               -------------------------------------------------------------------------
Total distributions                (.25)     (1.42)       (2.05)        (1.74)        (.40)         (.05)
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  17.95   $  16.30     $  17.89      $  18.24     $  18.34      $  14.24
                               =========================================================================
Total return (%)*                 11.62       (.55)        9.85          8.81        32.31           .48
Net assets at
  end of period (000)          $908,368   $884,187     $676,490      $661,910     $601,624      $190,828
Ratios to average
  net assets:**
  Expenses (%)(d)                   .97(c)     .99          .99           .99         1.00           .99
  Net investment
    income (%)                      .37(c)     .35          .22           .12          .23           .47
Portfolio turnover (%)               21         52           45            45           55            84(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were $903,147,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         AUGUST 1, 2016 -
                                        AUGUST 1, 2016        JANUARY 31, 2017        JANUARY 31, 2017
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,115.60                 $5.81

Hypothetical
 (5% return before expenses)                1,000.00               1,019.71                  5.55

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,116.20                  5.17

Hypothetical
 (5% return before expenses)                1,000.00               1,020.32                  4.94

*Expenses are equal to the annualized expense ratio of 1.09% for Fund Shares and 0.97% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.56% for Fund Shares and 11.62% for Institutional Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40053-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

 ========================================================================

      SEMIANNUAL REPORT
      USAA SHORT-TERM BOND FUND
      FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JANUARY 31, 2017

 ========================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

  Portfolio of Investments                                                    22

  Notes to Portfolio of Investments                                           45

  Financial Statements                                                        51

  Notes to Financial Statements                                               55

EXPENSE EXAMPLE                                                               73

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202728-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SHORT-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in below investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                                JOHN SPEAR, CFA*
    BRIAN W. SMITH, CFA, CPA                          KURT DAUM, JD*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. Treasury yields edged up during the first part of the reporting period, with the yield on a 10-year U.S. Treasury security rising from 1.46% on July 29, 2016 to 1.88% on November 8, 2016, election day. After Donald Trump was elected the 45th president of the U.S., yields surged higher as investors anticipated stronger economic growth due to proposed tax cuts and regulatory relief. The 10-year U.S. Treasury yield reached a high for the reporting period of 2.60% in December 2016 and settled at 2.45% by the end of January 2017. The U.S. Treasury yield curve steepened, with the yields on two-year, five-year, 10-year, and 30-year U.S. Treasuries rising 55 basis points, 89 basis points, 100 basis points, and 88 basis points, respectively. (A basis point is 1/100(th) of a percent.) The market appeared to be pricing in higher economic growth as well as potentially higher inflation.

*Effective November 4, 2016, John Spear and Kurt Daum began co-managing the
Fund.

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                                                  YIELD (MID CONVENTIONAL %)
                                             -----------------------------------
                                               2/01/16                 2/01/17
MATURITY                                     -----------------------------------
 1M                                             0.180%                  0.489%
 3M                                             0.303                   0.505
 6M                                             0.441                   0.643
 1Y                                             0.467                   0.824
 2Y                                             0.799                   1.214
 3Y                                             0.997                   1.474
 5Y                                             1.364                   1.930
 7Y                                             1.708                   2.263
10Y                                             1.949                   2.471
30Y                                             2.762                   3.076

                                   [END CHART]

                         Source: Bloomberg Finance L.P.

    Economic growth remained subpar, with U.S. real gross domestic product coming in at 1.60% for 2016 as a whole. The Federal Reserve (the Fed) maintained its cautious approach, raising the federal funds target rate by only 25 basis points at its December 2016 meeting. (A basis point is 1/100 (th) of a percent.) Based on federal funds futures at the end of the reporting period, the markets did not seem to expect another rate increase until July 2017.

    As interest rates rose during the reporting period, bond prices--which move in the opposite direction of interest rates--declined, though they found some support from continued foreign demand for U.S. securities. Credit spreads (yield differentials versus U.S. Treasury securities of comparable maturity) tightened across the credit spectrum, with A-rated, BBB-rated, and high yield spreads narrowing 14 basis points, 36 basis points, and 152 basis points, respectively. Spreads are generally considered an indication of risk; the wider the spread, the greater the risk.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                       AVERAGE OPTION
                                                                       ADJUSTED SPREAD
  1/4/2016                                                                  1.57
  1/5/2016                                                                  1.56
  1/6/2016                                                                  1.57
  1/7/2016                                                                  1.60
  1/8/2016                                                                  1.60
 1/11/2016                                                                  1.60
 1/12/2016                                                                  1.62
 1/13/2016                                                                  1.64
 1/14/2016                                                                  1.67
 1/15/2016                                                                  1.70
 1/19/2016                                                                  1.72
 1/20/2016                                                                  1.78
 1/21/2016                                                                  1.80
 1/22/2016                                                                  1.77
 1/25/2016                                                                  1.78
 1/26/2016                                                                  1.79
 1/27/2016                                                                  1.80
 1/28/2016                                                                  1.81
 1/29/2016                                                                  1.81
  2/1/2016                                                                  1.83
  2/2/2016                                                                  1.86
  2/3/2016                                                                  1.87
  2/4/2016                                                                  1.87
  2/5/2016                                                                  1.87
  2/8/2016                                                                  1.91
  2/9/2016                                                                  1.95
 2/10/2016                                                                  1.95
 2/11/2016                                                                  2.00
 2/12/2016                                                                  2.00
 2/16/2016                                                                  1.95
 2/17/2016                                                                  1.94
 2/18/2016                                                                  1.92
 2/19/2016                                                                  1.92
 2/22/2016                                                                  1.89
 2/23/2016                                                                  1.88
 2/24/2016                                                                  1.89
 2/25/2016                                                                  1.88
 2/26/2016                                                                  1.85
 2/29/2016                                                                  1.84
  3/1/2016                                                                  1.80
  3/2/2016                                                                  1.77
  3/3/2016                                                                  1.76
  3/4/2016                                                                  1.74
  3/7/2016                                                                  1.72
  3/8/2016                                                                  1.72
  3/9/2016                                                                  1.71
 3/10/2016                                                                  1.68
 3/11/2016                                                                  1.64
 3/14/2016                                                                  1.60
 3/15/2016                                                                  1.60
 3/16/2016                                                                  1.60
 3/17/2016                                                                  1.59
 3/18/2016                                                                  1.58
 3/21/2016                                                                  1.56
 3/22/2016                                                                  1.54
 3/23/2016                                                                  1.54
 3/24/2016                                                                  1.55
 3/28/2016                                                                  1.55
 3/29/2016                                                                  1.56
 3/30/2016                                                                  1.55
 3/31/2016                                                                  1.54
  4/1/2016                                                                  1.55
  4/4/2016                                                                  1.54
  4/5/2016                                                                  1.55
  4/6/2016                                                                  1.54
  4/7/2016                                                                  1.54
  4/8/2016                                                                  1.54
 4/11/2016                                                                  1.54
 4/12/2016                                                                  1.52
 4/13/2016                                                                  1.51
 4/14/2016                                                                  1.49
 4/15/2016                                                                  1.49
 4/18/2016                                                                  1.48
 4/19/2016                                                                  1.46
 4/20/2016                                                                  1.43
 4/21/2016                                                                  1.41
 4/22/2016                                                                  1.40
 4/25/2016                                                                  1.39
 4/26/2016                                                                  1.38
 4/27/2016                                                                  1.38
 4/28/2016                                                                  1.38
 4/29/2016                                                                  1.39
  5/2/2016                                                                  1.39
  5/3/2016                                                                  1.40
  5/4/2016                                                                  1.42
  5/5/2016                                                                  1.43
  5/6/2016                                                                  1.43
  5/9/2016                                                                  1.44
 5/10/2016                                                                  1.44
 5/11/2016                                                                  1.44
 5/12/2016                                                                  1.44
 5/13/2016                                                                  1.44
 5/16/2016                                                                  1.43
 5/17/2016                                                                  1.43
 5/18/2016                                                                  1.43
 5/19/2016                                                                  1.43
 5/20/2016                                                                  1.44
 5/23/2016                                                                  1.44
 5/24/2016                                                                  1.44
 5/25/2016                                                                  1.42
 5/26/2016                                                                  1.41
 5/27/2016                                                                  1.41
 5/31/2016                                                                  1.41
  6/1/2016                                                                  1.41
  6/2/2016                                                                  1.42
  6/3/2016                                                                  1.43
  6/6/2016                                                                  1.42
  6/7/2016                                                                  1.42
  6/8/2016                                                                  1.41
  6/9/2016                                                                  1.41
 6/10/2016                                                                  1.43
 6/13/2016                                                                  1.45
 6/14/2016                                                                  1.48
 6/15/2016                                                                  1.48
 6/16/2016                                                                  1.48
 6/17/2016                                                                  1.48
 6/20/2016                                                                  1.44
 6/21/2016                                                                  1.43
 6/22/2016                                                                  1.43
 6/23/2016                                                                  1.40
 6/24/2016                                                                  1.50
 6/27/2016                                                                  1.51
 6/28/2016                                                                  1.50
 6/29/2016                                                                  1.48
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.46
  7/5/2016                                                                  1.46
  7/6/2016                                                                  1.46
  7/7/2016                                                                  1.44
  7/8/2016                                                                  1.43
 7/11/2016                                                                  1.41
 7/12/2016                                                                  1.38
 7/13/2016                                                                  1.37
 7/14/2016                                                                  1.36
 7/15/2016                                                                  1.36
 7/18/2016                                                                  1.35
 7/19/2016                                                                  1.35
 7/20/2016                                                                  1.35
 7/21/2016                                                                  1.34
 7/22/2016                                                                  1.34
 7/25/2016                                                                  1.34
 7/26/2016                                                                  1.35
 7/27/2016                                                                  1.36
 7/28/2016                                                                  1.37
 7/29/2016                                                                  1.38
  8/1/2016                                                                  1.39
  8/2/2016                                                                  1.39
  8/3/2016                                                                  1.40
  8/4/2016                                                                  1.39
  8/5/2016                                                                  1.37
  8/8/2016                                                                  1.35
  8/9/2016                                                                  1.35
 8/10/2016                                                                  1.35
 8/11/2016                                                                  1.34
 8/12/2016                                                                  1.33
 8/15/2016                                                                  1.32
 8/16/2016                                                                  1.31
 8/17/2016                                                                  1.31
 8/18/2016                                                                  1.31
 8/19/2016                                                                  1.30
 8/22/2016                                                                  1.30
 8/23/2016                                                                  1.29
 8/24/2016                                                                  1.29
 8/25/2016                                                                  1.29
 8/26/2016                                                                  1.28
 8/29/2016                                                                  1.28
 8/30/2016                                                                  1.28
 8/31/2016                                                                  1.29
  9/1/2016                                                                  1.30
  9/2/2016                                                                  1.30
  9/6/2016                                                                  1.30
  9/7/2016                                                                  1.30
  9/8/2016                                                                  1.30
  9/9/2016                                                                  1.31
 9/12/2016                                                                  1.33
 9/13/2016                                                                  1.33
 9/14/2016                                                                  1.34
 9/15/2016                                                                  1.33
 9/16/2016                                                                  1.33
 9/19/2016                                                                  1.32
 9/20/2016                                                                  1.32
 9/21/2016                                                                  1.32
 9/22/2016                                                                  1.30
 9/23/2016                                                                  1.31
 9/26/2016                                                                  1.32
 9/27/2016                                                                  1.31
 9/28/2016                                                                  1.30
 9/29/2016                                                                  1.31
 9/30/2016                                                                  1.31
 10/3/2016                                                                  1.30
 10/4/2016                                                                  1.30
 10/5/2016                                                                  1.29
 10/6/2016                                                                  1.27
 10/7/2016                                                                  1.27
10/11/2016                                                                  1.26
10/12/2016                                                                  1.25
10/13/2016                                                                  1.25
10/14/2016                                                                  1.24
10/17/2016                                                                  1.24
10/18/2016                                                                  1.23
10/19/2016                                                                  1.23
10/20/2016                                                                  1.23
10/21/2016                                                                  1.23
10/24/2016                                                                  1.23
10/25/2016                                                                  1.23
10/26/2016                                                                  1.24
10/27/2016                                                                  1.24
10/28/2016                                                                  1.25
10/31/2016                                                                  1.25
 11/1/2016                                                                  1.27
 11/2/2016                                                                  1.28
 11/3/2016                                                                  1.28
 11/4/2016                                                                  1.29
 11/7/2016                                                                  1.27
 11/8/2016                                                                  1.26
 11/9/2016                                                                  1.25
11/10/2016                                                                  1.24
11/14/2016                                                                  1.25
11/15/2016                                                                  1.23
11/16/2016                                                                  1.23
11/17/2016                                                                  1.23
11/18/2016                                                                  1.25
11/21/2016                                                                  1.24
11/22/2016                                                                  1.24
11/23/2016                                                                  1.24
11/25/2016                                                                  1.25
11/28/2016                                                                  1.24
11/29/2016                                                                  1.24
11/30/2016                                                                  1.23
 12/1/2016                                                                  1.23
 12/2/2016                                                                  1.24
 12/5/2016                                                                  1.23
 12/6/2016                                                                  1.22
 12/7/2016                                                                  1.22
 12/8/2016                                                                  1.22
 12/9/2016                                                                  1.21
12/12/2016                                                                  1.21
12/13/2016                                                                  1.19
12/14/2016                                                                  1.19
12/15/2016                                                                  1.20
12/16/2016                                                                  1.19
12/19/2016                                                                  1.19
12/20/2016                                                                  1.18
12/21/2016                                                                  1.18
12/22/2016                                                                  1.18
12/23/2016                                                                  1.18
12/27/2016                                                                  1.17
12/28/2016                                                                  1.18
12/29/2016                                                                  1.18
12/30/2016                                                                  1.18
  1/3/2017                                                                  1.17
  1/4/2017                                                                  1.16
  1/5/2017                                                                  1.17
  1/6/2017                                                                  1.17
  1/9/2017                                                                  1.17
 1/10/2017                                                                  1.17
 1/11/2017                                                                  1.18
 1/12/2017                                                                  1.17
 1/13/2017                                                                  1.17
 1/17/2017                                                                  1.17
 1/18/2017                                                                  1.17
 1/19/2017                                                                  1.17
 1/20/2017                                                                  1.17
 1/23/2017                                                                  1.17
 1/24/2017                                                                  1.16
 1/25/2017                                                                  1.15
 1/26/2017                                                                  1.15
 1/27/2017                                                                  1.15
 1/30/2017                                                                  1.15
 1/31/2017                                                                  1.16

                                 [END CHART]

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended January 31, 2017, the Fund Shares, Institutional Shares and Adviser Shares had total returns of 0.40%, 0.35%, and 0.28%, respectively. This compares to returns of 0.10% for the Bloomberg Barclays 1-3 Year Credit Index* and 0.22% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares,

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indexes. Thus, the Fund's benchmark is now called the Bloomberg Barclays 1-3 Year Credit Index.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

    and Adviser Shares provided a one-year dividend yield of 1.88%, 1.97%, and 1.61%, respectively, compared to 1.56% for the Lipper Short Investment Grade Debt Funds Average. The R6 Shares commenced operations on December 1, 2016, and from that time through January 31, 2017, had a total return of 0.68%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund's total return was hindered during the reporting period by the sharp increase in interest rates. This was manifested primarily in the portfolio's holdings of U.S. Treasury securities and higher-quality bonds, which did not experience much spread narrowing. Still, the Fund produced a positive total return, led by its coupon income and driven by the general tightening in credit spreads.

    The Fund was helped by the strong performance of its holdings of subordinated debt, which benefited from spread tightening and higher short-term interest rates. In addition, the portfolio's energy-related bonds (primarily those issued by exploration and production companies and pipeline businesses), as well as metals and mining bonds, added to results. These bond issues performed well amid improving commodity prices, including higher prices for crude oil, natural gas, iron ore, and copper. Finally, the Fund's allocation to high-yield corporate bonds enhanced results. High-yield bonds saw the greatest tightening in credit spreads. Throughout the reporting period, we continued to adhere to our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk.

    To identify attractive investment opportunities, we worked with our in-house team of analysts, continuing to build the portfolio bond-by-bond through fundamental bottom-up analysis. We look for opportunities where our fundamental understanding of the credit risk is different than

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    the market. This approach, we believe, will generate total returns that may outperform the Fund's Lipper peers over the long run, with less volatility. Our analysts review all securities considered for purchase and assign their own independent credit rating to each security. During the reporting period, we found value primarily in corporate bonds, asset-backed securities, and certain municipal bonds. Because times were uncertain, we also continued to emphasize liquidity in the portfolio. Our liquidity strategy helps to prevent the Fund from being forced to sell its securities due to investment outflows.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the Fund's position in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                                   1/31/17          7/31/16
--------------------------------------------------------------------------------
Net Assets                                      $1.3 Billion     $1.4 Billion
Net Asset Value Per Share                           $9.15            $9.20
Dollar-Weighted Average
  Portfolio Maturity(+)                           2.2 Years        2.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR              5 YEARS             10 YEARS
         0.40%             3.13%                1.89%                3.35%

---------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
---------------------------------------------------------------------------------
    1 YEAR                        5 YEARS                          10 YEARS
     3.01%                         1.95%                             3.34%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17         EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
                1.85%                                      0.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2017

------------------------------------------------------------------------------------------------------------
                          TOTAL RETURN          =          DIVIDEND RETURN          +         PRICE CHANGE
------------------------------------------------------------------------------------------------------------
10 YEARS                     3.35%              =               3.01%               +              0.34%
5 YEARS                      1.89%              =               1.94%               +             -0.05%
1 YEAR                       3.13%              =               1.91%               +              1.22%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2008-JANUARY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

------------------------------------------------------------------------------------------------
PERIOD ENDING           TOTAL RETURN           DIVIDEND RETURN           CHANGE IN SHARE PRICE
------------------------------------------------------------------------------------------------
1/31/2008                   6.28%                   4.81%                         1.47%
1/31/2009                  -2.39                    4.51                         -6.90
1/31/2010                  14.35                    5.14                          9.21
1/31/2011                   3.87                    3.21                          0.66
1/31/2012                   2.79                    2.90                         -0.11
1/31/2013                   3.57                    2.47                          1.10
1/31/2014                   1.44                    1.98                         -0.54
1/31/2015                   1.43                    1.71                         -0.28
1/31/2016                  -0.09                    1.65                         -1.74
1/31/2017                   3.13                    1.91                          1.22

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA SHORT-TERM            BLOOMBERG              LIPPER SHORT
                       BOND FUND           BARCLAYS 1-3 YEAR        INVESTMENT GRADE
                        SHARES                CREDIT INDEX          DEBT FUNDS INDEX
 1/31/2007            $10,000.00              $10,000.00              $10,000.00
 2/28/2007             10,104.00               10,091.40               10,082.23
 3/31/2007             10,130.00               10,130.08               10,118.46
 4/30/2007             10,169.00               10,170.10               10,157.90
 5/31/2007             10,150.00               10,154.83               10,144.46
 6/30/2007             10,180.00               10,197.18               10,171.76
 7/31/2007             10,230.00               10,260.61               10,232.75
 8/31/2007             10,286.00               10,303.85               10,245.28
 9/30/2007             10,357.00               10,384.79               10,331.65
10/31/2007             10,398.00               10,443.13               10,355.26
11/30/2007             10,524.00               10,543.91               10,449.85
12/31/2007             10,551.00               10,568.48               10,452.94
 1/31/2008             10,628.00               10,763.77               10,581.90
 2/29/2008             10,624.00               10,844.81               10,600.58
 3/31/2008             10,611.00               10,786.02               10,468.89
 4/30/2008             10,604.00               10,772.89               10,468.37
 5/31/2008             10,657.00               10,772.62               10,461.28
 6/30/2008             10,661.00               10,774.94               10,441.11
 7/31/2008             10,666.00               10,782.27               10,374.82
 8/31/2008             10,685.00               10,844.00               10,411.00
 9/30/2008             10,581.00               10,432.41               10,182.12
10/31/2008             10,308.00               10,286.16                9,984.44
11/30/2008             10,259.00               10,410.61                9,824.69
12/31/2008             10,281.00               10,600.55                9,971.03
 1/31/2009             10,376.00               10,795.22               10,070.22
 2/28/2009             10,435.00               10,707.76               10,095.64
 3/31/2009             10,577.00               10,738.13               10,087.35
 4/30/2009             10,737.00               10,979.89               10,215.22
 5/31/2009             10,995.00               11,202.35               10,391.91
 6/30/2009             11,119.00               11,327.07               10,471.65
 7/31/2009             11,320.00               11,475.19               10,609.27
 8/31/2009             11,453.00               11,590.62               10,734.71
 9/30/2009             11,575.00               11,676.39               10,829.29
10/31/2009             11,664.00               11,749.11               10,949.64
11/30/2009             11,761.00               11,850.69               10,977.40
12/31/2009             11,725.00               11,829.16               10,994.03
 1/31/2010             11,863.00               11,936.82               11,105.14
 2/28/2010             11,900.00               11,970.23               11,131.80
 3/31/2010             11,921.00               12,003.11               11,166.47
 4/30/2010             11,997.00               12,054.84               11,258.29
 5/31/2010             12,014.00               12,018.83               11,240.81
 6/30/2010             12,084.00               12,084.14               11,306.55
 7/31/2010             12,170.00               12,194.21               11,392.81
 8/31/2010             12,227.00               12,241.20               11,456.73
 9/30/2010             12,271.00               12,304.72               11,495.49
10/31/2010             12,314.00               12,356.27               11,544.70
11/30/2010             12,304.00               12,325.09               11,509.90
12/31/2010             12,282.00               12,320.54               11,494.05
 1/31/2011             12,323.00               12,366.19               11,524.55
 2/28/2011             12,339.00               12,388.44               11,554.88
 3/31/2011             12,343.00               12,391.56               11,557.99
 4/30/2011             12,427.00               12,475.90               11,628.63
 5/31/2011             12,468.00               12,526.20               11,677.65
 6/30/2011             12,471.00               12,523.34               11,660.79
 7/31/2011             12,516.00               12,575.16               11,719.04
 8/31/2011             12,505.00               12,542.55               11,659.69
 9/30/2011             12,496.00               12,491.53               11,640.67
10/31/2011             12,551.00               12,565.60               11,670.58
11/30/2011             12,554.00               12,508.78               11,630.46
12/31/2011             12,585.00               12,536.38               11,670.77
 1/31/2012             12,667.00               12,658.33               11,773.92
 2/29/2012             12,710.00               12,710.33               11,816.96
 3/31/2012             12,726.00               12,733.65               11,837.55
 4/30/2012             12,781.00               12,757.32               11,879.53
 5/31/2012             12,780.00               12,736.15               11,875.01
 6/30/2012             12,822.00               12,769.92               11,905.11
 7/31/2012             12,918.00               12,854.17               11,987.08
 8/31/2012             12,960.00               12,898.75               12,027.52
 9/30/2012             13,010.00               12,943.42               12,077.02
10/31/2012             13,063.00               12,974.33               12,102.19
11/30/2012             13,089.00               12,980.68               12,119.77
12/31/2012             13,099.00               12,998.72               12,132.91
 1/31/2013             13,119.00               13,016.77               12,143.97
 2/28/2013             13,158.00               13,041.70               12,170.43
 3/31/2013             13,195.00               13,053.31               12,182.54
 4/30/2013             13,247.00               13,089.67               12,220.96
 5/31/2013             13,184.00               13,074.84               12,178.47
 6/30/2013             13,077.00               13,030.26               12,087.92
 7/31/2013             13,126.00               13,080.74               12,126.28
 8/31/2013             13,106.00               13,075.02               12,106.77
 9/30/2013             13,167.00               13,124.16               12,159.84
10/31/2013             13,231.00               13,168.92               12,207.72
11/30/2013             13,254.00               13,200.63               12,231.27
12/31/2013             13,231.00               13,187.32               12,215.66
 1/31/2014             13,310.00               13,223.41               12,257.39
 2/28/2014             13,345.00               13,254.86               12,291.09
 3/31/2014             13,335.00               13,249.41               12,278.14
 4/30/2014             13,384.00               13,279.61               12,312.06
 5/31/2014             13,432.00               13,317.94               12,348.77
 6/30/2014             13,436.00               13,312.22               12,356.47
 7/31/2014             13,425.00               13,309.09               12,339.69
 8/31/2014             13,459.00               13,337.06               12,356.90
 9/30/2014             13,433.00               13,318.47               12,343.65
10/31/2014             13,467.00               13,354.75               12,366.93
11/30/2014             13,484.00               13,374.58               12,379.01
12/31/2014             13,451.00               13,334.38               12,337.06
 1/31/2015             13,499.00               13,403.70               12,389.14
 2/28/2015             13,504.00               13,400.49               12,398.69
 3/31/2015             13,536.00               13,428.18               12,423.98
 4/30/2015             13,540.00               13,451.41               12,441.52
 5/31/2015             13,559.00               13,465.08               12,452.20
 6/30/2015             13,534.00               13,443.55               12,432.84
 7/31/2015             13,538.00               13,452.13               12,439.91
 8/31/2015             13,511.00               13,435.33               12,418.96
 9/30/2015             13,530.00               13,475.80               12,427.82
10/31/2015             13,534.00               13,488.58               12,441.63
11/30/2015             13,508.00               13,475.27               12,427.66
12/31/2015             13,454.00               13,448.20               12,391.72
 1/31/2016             13,487.00               13,492.33               12,419.25
 2/29/2016             13,491.00               13,499.57               12,419.27
 3/31/2016             13,617.00               13,601.59               12,500.36
 4/30/2016             13,701.00               13,648.77               12,549.49
 5/31/2016             13,706.00               13,646.98               12,555.34
 6/30/2016             13,803.00               13,734.09               12,623.85
 7/31/2016             13,853.00               13,756.24               12,654.71
 8/31/2016             13,875.00               13,755.53               12,662.71
 9/30/2016             13,913.00               13,769.11               12,684.11
10/31/2016             13,919.00               13,772.06               12,686.48
11/30/2016             13,820.00               13,714.25               12,637.10
12/31/2016             13,858.00               13,731.94               12,650.77
 1/31/2017             13,909.00               13,770.36               12,682.60

                                   [END CHART]

                    Data from 1/31/07 through 1/31/17.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Bloomberg Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

o The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                              USAA SHORT-TERM                    LIPPER SHORT
                                 BOND FUND                     INVESTMENT GRADE
                                  SHARES                      DEBT FUNDS AVERAGE
1/31/2008                          4.60%                             4.44%
1/31/2009                          4.92                              4.56
1/31/2010                          4.45                              2.97
1/31/2011                          3.14                              2.27
1/31/2012                          2.86                              1.96
1/31/2013                          2.40                              1.67
1/31/2014                          1.97                              1.29
1/31/2015                          1.70                              1.33
1/31/2016                          1.68                              1.47
1/31/2017                          1.88                              1.55

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/08 through 1/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)

-------------------------------------------------------------------------------
                                            1/31/17                 7/31/16
-------------------------------------------------------------------------------
Net Assets                               $1.8 Billion            $1.9 Billion
Net Asset Value Per Share                    $9.14                  $9.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*     1 YEAR        5 YEARS      SINCE INCEPTION 8/01/08
          0.35%          3.23%          2.00%                 3.34%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                 5 YEARS                  SINCE INCEPTION 8/01/08
     2.99%                  2.06%                           3.32%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17         EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
              1.98%                                        0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA SHORT-TERM        BLOOMBERG BARCLAYS      LIPPER SHORT
                         BOND FUND            1-3 YEAR CREDIT      INVESTMENT GRADE
                    INSTITUTIONAL SHARES           INDEX           DEBT FUNDS INDEX
 7/31/2008              $10,000.00              $10,000.00            $10,000.00
 8/31/2008               10,016.00               10,057.26             10,034.87
 9/30/2008                9,921.00                9,675.52              9,814.26
10/31/2008                9,668.00                9,539.88              9,623.72
11/30/2008                9,625.00                9,655.31              9,469.75
12/31/2008                9,648.00                9,831.46              9,610.79
 1/31/2009                9,740.00               10,012.01              9,706.41
 2/28/2009                9,797.00                9,930.90              9,730.90
 3/31/2009                9,934.00                9,959.07              9,722.91
 4/30/2009               10,086.00               10,183.28              9,846.16
 5/31/2009               10,331.00               10,389.60             10,016.47
 6/30/2009               10,450.00               10,505.27             10,093.33
 7/31/2009               10,643.00               10,642.65             10,225.98
 8/31/2009               10,770.00               10,749.71             10,346.88
 9/30/2009               10,886.00               10,829.25             10,438.05
10/31/2009               10,973.00               10,896.70             10,554.05
11/30/2009               11,066.00               10,990.91             10,580.81
12/31/2009               11,034.00               10,970.94             10,596.84
 1/31/2010               11,166.00               11,070.79             10,703.93
 2/28/2010               11,202.00               11,101.78             10,729.63
 3/31/2010               11,224.00               11,132.27             10,763.05
 4/30/2010               11,298.00               11,180.24             10,851.55
 5/31/2010               11,316.00               11,146.85             10,834.70
 6/30/2010               11,385.00               11,207.42             10,898.07
 7/31/2010               11,468.00               11,309.50             10,981.21
 8/31/2010               11,524.00               11,353.09             11,042.82
 9/30/2010               11,568.00               11,412.00             11,080.18
10/31/2010               11,611.00               11,459.81             11,127.61
11/30/2010               11,603.00               11,430.89             11,094.07
12/31/2010               11,585.00               11,426.67             11,078.79
 1/31/2011               11,626.00               11,469.01             11,108.19
 2/28/2011               11,644.00               11,489.64             11,137.42
 3/31/2011               11,649.00               11,492.54             11,140.42
 4/30/2011               11,731.00               11,570.76             11,208.51
 5/31/2011               11,772.00               11,617.41             11,255.76
 6/30/2011               11,778.00               11,614.76             11,239.51
 7/31/2011               11,822.00               11,662.81             11,295.65
 8/31/2011               11,814.00               11,632.57             11,238.45
 9/30/2011               11,807.00               11,585.26             11,220.12
10/31/2011               11,860.00               11,653.95             11,248.94
11/30/2011               11,865.00               11,601.25             11,210.27
12/31/2011               11,896.00               11,626.85             11,249.13
 1/31/2012               11,975.00               11,739.96             11,348.55
 2/29/2012               12,018.00               11,788.18             11,390.04
 3/31/2012               12,034.00               11,809.81             11,409.89
 4/30/2012               12,088.00               11,831.76             11,450.34
 5/31/2012               12,088.00               11,812.13             11,445.99
 6/30/2012               12,129.00               11,843.45             11,475.00
 7/31/2012               12,220.00               11,921.58             11,554.01
 8/31/2012               12,261.00               11,962.93             11,592.99
 9/30/2012               12,311.00               12,004.36             11,640.70
10/31/2012               12,349.00               12,033.03             11,664.96
11/30/2012               12,389.00               12,038.91             11,681.91
12/31/2012               12,401.00               12,055.65             11,694.57
 1/31/2013               12,409.00               12,072.39             11,705.23
 2/28/2013               12,460.00               12,095.50             11,730.74
 3/31/2013               12,484.00               12,106.27             11,742.41
 4/30/2013               12,534.00               12,140.00             11,779.44
 5/31/2013               12,490.00               12,126.24             11,738.48
 6/30/2013               12,389.00               12,084.90             11,651.21
 7/31/2013               12,424.00               12,131.71             11,688.18
 8/31/2013               12,420.00               12,126.41             11,669.38
 9/30/2013               12,480.00               12,171.98             11,720.53
10/31/2013               12,528.00               12,213.49             11,766.68
11/30/2013               12,565.00               12,242.91             11,789.38
12/31/2013               12,545.00               12,230.56             11,774.33
 1/31/2014               12,622.00               12,264.04             11,814.56
 2/28/2014               12,657.00               12,293.20             11,847.04
 3/31/2014               12,648.00               12,288.15             11,834.55
 4/30/2014               12,696.00               12,316.16             11,867.25
 5/31/2014               12,729.00               12,351.70             11,902.63
 6/30/2014               12,748.00               12,346.40             11,910.06
 7/31/2014               12,739.00               12,343.50             11,893.88
 8/31/2014               12,772.00               12,369.43             11,910.47
 9/30/2014               12,749.00               12,352.20             11,897.70
10/31/2014               12,782.00               12,385.84             11,920.13
11/30/2014               12,786.00               12,404.24             11,931.78
12/31/2014               12,756.00               12,366.95             11,891.35
 1/31/2015               12,817.00               12,431.25             11,941.54
 2/28/2015               12,822.00               12,428.26             11,950.75
 3/31/2015               12,854.00               12,453.95             11,975.12
 4/30/2015               12,858.00               12,475.49             11,992.03
 5/31/2015               12,878.00               12,488.17             12,002.33
 6/30/2015               12,855.00               12,468.20             11,983.67
 7/31/2015               12,860.00               12,476.16             11,990.48
 8/31/2015               12,836.00               12,460.58             11,970.29
 9/30/2015               12,855.00               12,498.11             11,978.83
10/31/2015               12,846.00               12,509.96             11,992.14
11/30/2015               12,836.00               12,497.62             11,978.67
12/31/2015               12,786.00               12,472.51             11,944.03
 1/31/2016               12,804.00               12,513.44             11,970.56
 2/29/2016               12,810.00               12,520.16             11,970.58
 3/31/2016               12,930.00               12,614.78             12,048.74
 4/30/2016               13,010.00               12,658.53             12,096.10
 5/31/2016               13,031.00               12,656.87             12,101.74
 6/30/2016               13,110.00               12,737.66             12,167.77
 7/31/2016               13,173.00               12,758.21             12,197.52
 8/31/2016               13,195.00               12,757.55             12,205.23
 9/30/2016               13,232.00               12,770.14             12,225.86
10/31/2016               13,224.00               12,772.88             12,228.14
11/30/2016               13,146.00               12,719.27             12,180.54
12/31/2016               13,169.00               12,735.67             12,193.72
 1/31/2017               13,218.00               12,771.30             12,224.40

                                   [END CHART]

                       Data from 7/31/08 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA SHORT-TERM             LIPPER SHORT INVESTMENT
                                BOND FUND                    GRADE DEBT FUNDS
                           INSTITUTIONAL SHARES               INDEX AVERAGE
1/31/2010                         4.71%                           2.97%
1/31/2011                         3.38                            2.27
1/31/2012                         3.07                            1.96
1/31/2013                         2.56                            1.67
1/31/2014                         2.12                            1.29
1/31/2015                         1.82                            1.33
1/31/2016                         1.79                            1.47
1/31/2017                         1.97                            1.55

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                            1/31/17                 7/31/16
--------------------------------------------------------------------------------
Net Assets                              $16.4 Million            $12.7 Million
Net Asset Value Per Share                   $9.15                    $9.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*     1 YEAR         5 YEARS     SINCE INCEPTION 8/01/10
        0.28%            2.86%           1.64%               1.82%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                SINCE INCEPTION 8/01/10
     2.73%                    1.70%                          1.79%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/17         EXPENSE RATIO AS OF 7/31/16***
--------------------------------------------------------------------------------
               1.66%                                       0.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        BLOOMBERG BARCLAYS            USAA SHORT-TERM               LIPPER SHORT INVESTMENT
                         1-3 YEAR CREDIT             BOND FUND ADVISER                  GRADE DEBT FUNDS
                              INDEX                       SHARES                             INDEX
 7/31/2010                 $10,000.00                  $10,000.00                         $10,000.00
 8/31/2010                  10,038.54                   10,044.00                          10,056.10
 9/30/2010                  10,090.63                   10,078.00                          10,090.12
10/31/2010                  10,132.90                   10,122.00                          10,133.32
11/30/2010                  10,107.33                   10,100.00                          10,102.77
12/31/2010                  10,103.60                   10,079.00                          10,088.86
 1/31/2011                  10,141.03                   10,121.00                          10,115.63
 2/28/2011                  10,159.28                   10,122.00                          10,142.25
 3/31/2011                  10,161.84                   10,133.00                          10,144.98
 4/30/2011                  10,231.00                   10,189.00                          10,206.99
 5/31/2011                  10,272.25                   10,231.00                          10,250.01
 6/30/2011                  10,269.91                   10,221.00                          10,235.21
 7/31/2011                  10,312.40                   10,255.00                          10,286.34
 8/31/2011                  10,285.66                   10,244.00                          10,234.25
 9/30/2011                  10,243.83                   10,235.00                          10,217.56
10/31/2011                  10,304.56                   10,277.00                          10,243.80
11/30/2011                  10,257.97                   10,277.00                          10,208.59
12/31/2011                  10,280.60                   10,301.00                          10,243.98
 1/31/2012                  10,380.61                   10,366.00                          10,334.51
 2/29/2012                  10,423.25                   10,399.00                          10,372.29
 3/31/2012                  10,442.37                   10,410.00                          10,390.37
 4/30/2012                  10,461.79                   10,453.00                          10,427.21
 5/31/2012                  10,444.42                   10,449.00                          10,423.25
 6/30/2012                  10,472.12                   10,481.00                          10,449.67
 7/31/2012                  10,541.21                   10,557.00                          10,521.62
 8/31/2012                  10,577.77                   10,588.00                          10,557.11
 9/30/2012                  10,614.40                   10,627.00                          10,600.56
10/31/2012                  10,639.75                   10,656.00                          10,622.65
11/30/2012                  10,644.95                   10,687.00                          10,638.09
12/31/2012                  10,659.75                   10,693.00                          10,649.62
 1/31/2013                  10,674.55                   10,696.00                          10,659.32
 2/28/2013                  10,694.99                   10,737.00                          10,682.55
 3/31/2013                  10,704.52                   10,753.00                          10,693.18
 4/30/2013                  10,734.33                   10,805.00                          10,726.90
 5/31/2013                  10,722.17                   10,751.00                          10,689.60
 6/30/2013                  10,685.61                   10,661.00                          10,610.13
 7/31/2013                  10,727.01                   10,699.00                          10,643.80
 8/31/2013                  10,722.32                   10,680.00                          10,626.67
 9/30/2013                  10,762.61                   10,728.00                          10,673.26
10/31/2013                  10,799.32                   10,778.00                          10,715.28
11/30/2013                  10,825.33                   10,794.00                          10,735.95
12/31/2013                  10,814.41                   10,773.00                          10,722.25
 1/31/2014                  10,844.01                   10,835.00                          10,758.88
 2/28/2014                  10,869.80                   10,862.00                          10,788.46
 3/31/2014                  10,865.33                   10,853.00                          10,777.09
 4/30/2014                  10,890.10                   10,893.00                          10,806.86
 5/31/2014                  10,921.53                   10,931.00                          10,839.08
 6/30/2014                  10,916.84                   10,932.00                          10,845.85
 7/31/2014                  10,914.27                   10,920.00                          10,831.12
 8/31/2014                  10,937.20                   10,945.00                          10,846.22
 9/30/2014                  10,921.97                   10,922.00                          10,834.59
10/31/2014                  10,951.71                   10,947.00                          10,855.02
11/30/2014                  10,967.98                   10,959.00                          10,865.63
12/31/2014                  10,935.01                   10,930.00                          10,828.81
 1/31/2015                  10,991.86                   10,967.00                          10,874.52
 2/28/2015                  10,989.22                   10,969.00                          10,882.90
 3/31/2015                  11,011.93                   10,993.00                          10,905.10
 4/30/2015                  11,030.98                   10,995.00                          10,920.50
 5/31/2015                  11,042.19                   11,008.00                          10,929.87
 6/30/2015                  11,024.54                   10,986.00                          10,912.88
 7/31/2015                  11,031.57                   10,986.00                          10,919.08
 8/31/2015                  11,017.80                   10,962.00                          10,900.69
 9/30/2015                  11,050.99                   10,974.00                          10,908.47
10/31/2015                  11,061.46                   10,976.00                          10,920.59
11/30/2015                  11,050.55                   10,953.00                          10,908.33
12/31/2015                  11,028.35                   10,907.00                          10,876.78
 1/31/2016                  11,064.54                   10,932.00                          10,900.95
 2/29/2016                  11,070.47                   10,933.00                          10,900.97
 3/31/2016                  11,154.14                   11,032.00                          10,972.14
 4/30/2016                  11,192.83                   11,084.00                          11,015.26
 5/31/2016                  11,191.36                   11,099.00                          11,020.40
 6/30/2016                  11,262.79                   11,175.00                          11,080.54
 7/31/2016                  11,280.96                   11,213.00                          11,107.63
 8/31/2016                  11,280.38                   11,228.00                          11,114.64
 9/30/2016                  11,291.51                   11,256.00                          11,133.43
10/31/2016                  11,293.93                   11,258.00                          11,135.51
11/30/2016                  11,246.53                   11,176.00                          11,092.16
12/31/2016                  11,261.04                   11,205.00                          11,104.17
 1/31/2017                  11,292.54                   11,244.00                          11,132.11

                                   [END CHART]

                       Data from 7/31/10 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                              USAA SHORT-TERM            LIPPER SHORT INVESTMENT
                             BOND FUND ADVISER              GRADE DEBT FUNDS
                                  SHARES                     INDEX AVERAGE
1/31/2012                          2.60%                          1.96%
1/31/2013                          2.14                           1.67
1/31/2014                          1.71                           1.29
1/31/2015                          1.50                           1.33
1/31/2016                          1.45                           1.47
1/31/2017                          1.61                           1.55

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

USAA SHORT-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URSBX)

-------------------------------------------------------------------------------
                                                                  1/31/17
-------------------------------------------------------------------------------
Net Assets                                                     $5.0 Million
Net Asset Value Per Share                                          $9.15

-------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/17
-------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                       0.68%

-------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16
-------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/2016**
                                       0.29%

-------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 1/31/17
-------------------------------------------------------------------------------
    UNSUBSIDIZED            2.03%              SUBSIDIZED             2.11%

-------------------------------------------------------------------------------
                               EXPENSE RATIOS****
-------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      0.47%         AFTER REIMBURSEMENT       0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 USAA SHORT TERM          BLOOMBERG BARCLAYS          LIPPER SHORT
                   BOND FUND               1-3 YEAR CREDIT          INVESTMENT GRADE
                   R6 SHARES                   INDEX                DEBT FUNDS INDEX
 12/1/2016         $10,000.00                $10,000.00                $10,000.00
12/31/2016          10,029.00                 10,012.90                 10,010.82
 1/31/2017          10,068.00                 10,040.91                 10,036.01

                                   [END CHART]

                      Data from 11/30/16 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/17 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        19.7%
AA                                                                          9.1%
A                                                                          25.4%
BBB                                                                        39.6%
BELOW INVESTMENT-GRADE                                                      5.4%
UNRATED                                                                     0.8%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 22-44.

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION - 1/31/17 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      49.3%
EURODOLLAR AND YANKEE OBLIGATIONS                                          16.1%
ASSET-BACKED SECURITIES                                                     8.2%
U.S. TREASURY SECURITIES                                                    7.4%
MUNICIPAL BONDS                                                             6.5%
MONEY MARKET INSTRUMENTS                                                    4.6%
COMMERCIAL MORTGAGE SECURITIES                                              3.7%
COLLATERALIZED LOAN OBLIGATIONS                                             2.2%
U.S. GOVERNMENT AGENCY ISSUES                                               2.0%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.2%
PREFERRED STOCKS                                                            0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              BONDS (95.7%)

              CORPORATE OBLIGATIONS (49.3%)

              CONSUMER DISCRETIONARY (3.0%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.5%)
$    10,000   Ford Motor Credit Co., LLC                                1.68%        9/08/2017    $   10,007
      5,000   Ford Motor Credit Co., LLC                                2.38         1/16/2018         5,026
                                                                                                  ----------
                                                                                                      15,033
                                                                                                  ----------
              CABLE & SATELLITE (1.1%)
     18,000   Charter Communications Operating, LLC &
                Charter Communications Operating Capital Corp.          3.58         7/23/2020        18,455
     15,000   NBCUniversal Enterprise(a)                                1.71(b)      4/15/2018        15,104
                                                                                                  ----------
                                                                                                      33,559
                                                                                                  ----------
              CASINOS & GAMING (0.3%)
      9,749   Las Vegas Sands Corp.(c)                                  3.04        12/19/2020         9,806
                                                                                                  ----------
              HOUSEHOLD APPLIANCES (0.2%)
      7,000   Whirlpool Corp.                                           1.35         3/01/2017         7,002
                                                                                                  ----------
              INTERNET RETAIL (0.1%)
      3,000   QVC, Inc.                                                 3.13         4/01/2019         3,049
                                                                                                  ----------
              MOVIES & ENTERTAINMENT (0.1%)
      4,764   Regal Cinemas Corp.(c)                                    3.28         4/01/2022         4,809
                                                                                                  ----------
              RESTAURANTS (0.3%)
      9,074   ARAMARK Services, Inc.(c)                                 3.36         9/07/2019         9,171
                                                                                                  ----------
              SPECIALTY STORES (0.4%)
      1,965   Petsmart, Inc.(c)                                         4.00         3/11/2022         1,950
     10,000   Staples, Inc.                                             2.75         1/12/2018        10,067
                                                                                                  ----------
                                                                                                      12,017
                                                                                                  ----------
              Total Consumer Discretionary                                                            94,446
                                                                                                  ----------
              CONSUMER STAPLES (3.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
      5,000   Cargill, Inc.(a)                                          1.90         3/01/2017         5,004
                                                                                                  ----------
              BREWERS (0.1%)
      5,000   Molson Coors Brewing Co.                                  2.10         7/15/2021         4,882
                                                                                                  ----------

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.8%)
$     5,000   CVS Health Corp.                                          2.13%        6/01/2021    $    4,899
      7,000   Walgreens Boots Alliance, Inc.                            1.75        11/17/2017         7,016
      8,000   Walgreens Boots Alliance, Inc.                            2.70        11/18/2019         8,115
      5,000   Walgreens Boots Alliance, Inc.                            2.60         6/01/2021         4,993
                                                                                                  ----------
                                                                                                      25,023
                                                                                                  ----------
              HOUSEHOLD PRODUCTS (0.3%)
     10,000   Church & Dwight Co., Inc.                                 2.45        12/15/2019        10,077
                                                                                                  ----------
              PACKAGED FOODS & MEAT (1.7%)
      3,000   JBS USA, LLC(c),(d)                                       3.25        10/30/2022         3,012
      7,000   JM Smucker Co.                                            1.75         3/15/2018         7,014
      5,000   JM Smucker Co.                                            2.50         3/15/2020         5,048
      5,000   Kraft Heinz Food Co.                                      2.25         6/05/2017         5,018
     15,000   Kraft Heinz Food Co.                                      2.00         7/02/2018        15,030
     10,000   Kraft Heinz Food Co.(a)                                   4.88         2/15/2025        10,710
      5,000   Mead Johnson Nutrition Co.                                3.00        11/15/2020         5,062
      2,605   Tyson Foods, Inc.                                         4.50         6/15/2022         2,775
                                                                                                  ----------
                                                                                                      53,669
                                                                                                  ----------
              TOBACCO (0.3%)
     10,000   Reynolds American, Inc.                                   2.30         6/12/2018        10,064
                                                                                                  ----------
              Total Consumer Staples                                                                 108,719
                                                                                                  ----------
              ENERGY (7.4%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
     15,000   ConocoPhillips Co.                                        1.50         5/15/2018        14,955
                                                                                                  ----------
              OIL & GAS DRILLING (0.3%)
      4,000   Noble Holding International Ltd.                          2.50         3/15/2017         4,015
      5,000   Noble Holding International Ltd.                          5.25         3/16/2018         5,050
                                                                                                  ----------
                                                                                                       9,065
                                                                                                  ----------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
     20,000   Schlumberger Holdings Corp.(a)                            1.90        12/21/2017        20,084
      3,215   Weatherford Bermuda                                       5.13         9/15/2020         3,086
                                                                                                  ----------
                                                                                                      23,170
                                                                                                  ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
     15,000   EQT Corp.                                                 6.50         4/01/2018        15,764
      3,400   Murphy Oil Corp.                                          3.50        12/01/2017         3,442
      7,000   Southwestern Energy Co.                                   5.05         1/23/2018         7,166
      6,950   Southwestern Energy Co.                                   5.80         1/23/2020         7,211
                                                                                                  ----------
                                                                                                      33,583
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING (0.3%)
$     3,180   EnLink Midstream Partners, LP                             2.70%        4/01/2019    $    3,195
      5,000   Phillips 66                                               2.95         5/01/2017         5,022
                                                                                                  ----------
                                                                                                       8,217
                                                                                                  ----------
              OIL & GAS STORAGE & TRANSPORTATION (4.6%)
        408   Alliance Pipeline, LP(a)                                  7.00        12/31/2019           429
      5,000   Boardwalk Pipelines, LLC                                  5.50         2/01/2017         5,000
      5,040   Boardwalk Pipelines, LLC                                  5.75         9/15/2019         5,436
      5,000   Columbia Pipeline Group, Inc.                             2.45         6/01/2018         5,029
     10,000   Columbia Pipeline Group, Inc.                             3.30         6/01/2020        10,201
      5,000   DCP Midstream, LLC(a)                                     5.35         3/15/2020         5,275
      5,000   DCP Midstream, LLC(a)                                     4.75         9/30/2021         5,125
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)           6.25         3/15/2020         9,917
      2,000   Enbridge Energy Partners, LP                              9.88         3/01/2019         2,306
     11,400   Enbridge Energy Partners, LP                              8.05        10/01/2077        11,115
      5,000   Energy Transfer Partners, LP                              2.50         6/15/2018         5,036
      1,000   Energy Transfer Partners, LP                              9.70         3/15/2019         1,148
      5,000   Energy Transfer Partners, LP                              4.15        10/01/2020         5,231
     12,000   Energy Transfer Partners, LP                              3.90(b)     11/01/2066        10,275
      7,000   Enterprise Products Operating, LLC                        2.55        10/15/2019         7,083
     12,000   Enterprise Products Operating, LLC                        7.03         1/15/2068        12,539
      2,437   Kern River Funding Corp.(a)                               4.89         4/30/2018         2,494
      5,000   Kinder Morgan, Inc.                                       2.00        12/01/2017         5,013
      4,000   NGPL PipeCo, LLC(a)                                       7.12        12/15/2017         4,140
     16,968   NuStar Logistics, LP                                      8.15         4/15/2018        18,156
      5,000   ONEOK Partners, LP                                        3.80         3/15/2020         5,184
     10,000   Plains All American Pipeline, LP                          2.60        12/15/2019        10,019
                                                                                                  ----------
                                                                                                     146,151
                                                                                                  ----------
              Total Energy                                                                           235,141
                                                                                                  ----------
              FINANCIALS (14.5%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     10,000   FS Investment Corp.                                       4.00         7/15/2019        10,091
      5,000   State Street Corp.                                        1.35         5/15/2018         4,991
                                                                                                  ----------
                                                                                                      15,082
                                                                                                  ----------
              CONSUMER FINANCE (0.6%)
      5,000   Capital One, N.A.                                         1.50         9/05/2017         4,998
      5,000   Discover Bank                                             3.10         6/04/2020         5,072
     10,000   Synchrony Financial                                       2.60         1/15/2019        10,060
                                                                                                  ----------
                                                                                                      20,130
                                                                                                  ----------
              DIVERSIFIED BANKS (2.5%)
      3,000   Bank of America Corp.                                     2.15        11/09/2020         2,953
     10,000   Bank of America Corp.                                     5.00         5/13/2021        10,858

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     5,000   Bank of America Corp.                                     3.12%        1/20/2023    $    4,998
      7,000   Bank of America, N.A.                                     6.10         6/15/2017         7,118
     10,000   Citigroup, Inc.                                           1.55         8/14/2017        10,004
      5,000   Citigroup, Inc.                                           1.85        11/24/2017         5,014
     15,000   Citizens Bank, N.A.                                       2.55         5/13/2021        14,949
     10,000   Comerica Bank                                             2.50         6/02/2020        10,025
      5,000   JPMorgan Chase & Co.                                      1.35         2/15/2017         5,001
     10,000   Wells Fargo & Co.                                         3.07         1/24/2023         9,998
                                                                                                  ----------
                                                                                                      80,918
                                                                                                  ----------
              FINANCIAL EXCHANGES & DATA (0.2%)
      5,000   S&P Global, Inc.                                          2.50         8/15/2018         5,049
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (2.4%)
      5,000   MetLife Global Funding I(a)                               3.65         6/14/2018         5,139
     10,000   New York Life Global Funding(a)                           1.30        10/30/2017        10,006
     20,000   New York Life Global Funding(a)                           1.30         4/27/2018        19,952
     17,550   Protective Life Corp.                                     6.40         1/15/2018        18,292
      5,000   Reliance Standard Life Global Funding II(a)               2.15        10/15/2018         5,023
     16,400   TIAA Asset Management Finance, LLC(a)                     2.95        11/01/2019        16,697
                                                                                                  ----------
                                                                                                      75,109
                                                                                                  ----------
              MULTI-LINE INSURANCE (0.3%)
      2,545   Glen Meadow Pass-Through Trust(a)                         6.51(b)      2/12/2067         2,176
      9,000   MassMutual Global Funding, LLC(a)                         2.10         8/02/2018         9,078
                                                                                                  ----------
                                                                                                      11,254
                                                                                                  ----------
              MULTI-SECTOR HOLDINGS (0.2%)
      5,000   Berkshire Hathaway, Inc.                                  2.20         3/15/2021         5,003
                                                                                                  ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      3,859   AWAS Finance Luxembourg(c)                                3.78         7/16/2018         3,873
      2,043   Receipts on Corporate Securities Trust                    6.50         8/01/2017         2,072
                                                                                                  ----------
                                                                                                       5,945
                                                                                                  ----------
              PROPERTY & CASUALTY INSURANCE (1.9%)
     12,000   Allstate Corp.                                            6.13(b)      5/15/2067        11,910
     22,016   Chubb Corp.                                               6.38(b)      3/29/2067        21,531
     12,420   Oil Insurance Ltd.(a)                                     3.98(b)              -(e)     10,526
     15,080   Progressive Corp.                                         6.70(b)      6/15/2067        14,967
                                                                                                  ----------
                                                                                                      58,934
                                                                                                  ----------
              REGIONAL BANKS (5.4%)
      8,000   Allfirst Preferred Capital Trust                          2.52(b)      7/15/2029         7,360
     13,000   Associated Banc-Corp.                                     2.75        11/15/2019        13,079
      8,000   BB&T Corp.                                                1.82(b)      6/15/2018         8,060
      5,000   Citizens Financial Group, Inc.                            5.16         6/29/2023         5,178

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     2,000   City National Bank of Los Angeles                         5.38%        7/15/2022    $    2,222
     13,550   Compass Bank                                              1.85         9/29/2017        13,528
      4,000   Compass Bank                                              6.40        10/01/2017         4,114
      5,000   Compass Bank                                              2.75         9/29/2019         4,980
      5,000   Cullen/Frost Bankers, Inc.                                1.44(b)      2/15/2017         4,999
      3,806   Fifth Third Bancorp                                       4.50         6/01/2018         3,930
      5,000   First Niagara Financial Group, Inc.                       6.75         3/19/2020         5,642
     15,000   First Republic Bank                                       2.38         6/17/2019        14,989
      8,500   Fulton Financial Corp.                                    5.75         5/01/2017         8,578
      1,900   Hancock Holding Co.                                       5.88         4/01/2017         1,910
      5,000   Huntington National Bank                                  1.38         4/24/2017         5,002
     10,000   MUFG Americas Holdings Corp.                              2.25         2/10/2020         9,900
      5,000   MUFG Union Bank, N.A.                                     2.13         6/16/2017         5,017
      5,000   MUFG Union Bank, N.A.                                     2.63         9/26/2018         5,050
      9,500   People's United Financial, Inc.                           3.65        12/06/2022         9,589
      3,112   Regions Bank of Birmingham                                7.50         5/15/2018         3,328
     10,000   Regions Bank of Birmingham                                2.25         9/14/2018        10,039
     10,000   Regions Financial Corp.                                   3.20         2/08/2021        10,184
     10,000   Santander Holdings USA, Inc.                              2.65         4/17/2020         9,928
      5,000   SunTrust Banks, Inc.                                      2.90         3/03/2021         5,062
                                                                                                  ----------
                                                                                                     171,668
                                                                                                  ----------
              REINSURANCE (0.0%)
      1,250   Alterra USA Holdings Ltd.(a)                              7.20         4/14/2017         1,262
                                                                                                  ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
      8,600   Chittenden Corp.                                          1.59(b)      2/14/2017         8,599
                                                                                                  ----------
              Total Financials                                                                       458,953
                                                                                                  ----------
              HEALTH CARE (4.2%)
              ------------------
              BIOTECHNOLOGY (1.0%)
     10,000   AbbVie, Inc.                                              1.80         5/14/2018        10,018
     10,000   AbbVie, Inc.                                              2.30         5/14/2021         9,851
      5,000   Amgen, Inc.                                               2.25         8/19/2023         4,749
      8,000   Baxalta, Inc.                                             2.00         6/22/2018         8,013
                                                                                                  ----------
                                                                                                      32,631
                                                                                                  ----------
              HEALTH CARE EQUIPMENT (0.2%)
      5,000   Medtronic, Inc.                                           2.50         3/15/2020         5,063
                                                                                                  ----------
              HEALTH CARE FACILITIES (0.4%)
     10,000   HCA, Inc.                                                 6.50         2/15/2020        10,950
                                                                                                  ----------
              HEALTH CARE SERVICES (0.6%)
      4,868   Express Scripts Holding Co.(c)                            2.03         4/28/2020         4,850
      5,000   Express Scripts Holding Co.                               3.00         7/15/2023         4,822

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    10,200   Laboratory Corp. of America Holdings                      3.20%        2/01/2022    $   10,326
                                                                                                  ----------
                                                                                                      19,998
                                                                                                  ----------
              PHARMACEUTICALS (2.0%)
      5,000   Actavis Funding SCS                                       2.35         3/12/2018         5,033
      5,000   Actavis Funding SCS                                       3.00         3/12/2020         5,082
     10,000   Mallinckrodt International Finance S.A.                   3.50         4/15/2018        10,000
      7,000   Mylan NV                                                  3.00        12/15/2018         7,059
      5,000   Mylan NV                                                  2.50         6/07/2019         4,980
      5,000   Shire Acquisitions Investments Ireland
                Designated Activity Co.                                 1.90         9/23/2019         4,944
      5,755   Valeant Pharmaceuticals International, Inc.(c)            5.02         2/13/2019         5,768
        822   Valeant Pharmaceuticals International, Inc.(c)            5.27        12/11/2019           825
     11,278   Zoetis, Inc.                                              1.88         2/01/2018        11,295
      8,135   Zoetis, Inc.                                              3.25         2/01/2023         8,168
                                                                                                  ----------
                                                                                                      63,154
                                                                                                  ----------
              Total Health Care                                                                      131,796
                                                                                                  ----------
              INDUSTRIALS (4.7%)
              ------------------
              AEROSPACE & DEFENSE (0.7%)
      5,046   Alcoa, Inc.                                               6.75         7/15/2018         5,380
      4,984   Arconic, Inc.                                             6.15         8/15/2020         5,428
      4,000   Arconic, Inc.                                             5.40         4/15/2021         4,275
      3,450   TransDigm, Inc.(c)                                        3.78         6/09/2023         3,447
      5,000   United Technologies Corp.                                 1.80         6/01/2017         5,012
                                                                                                  ----------
                                                                                                      23,542
                                                                                                  ----------
              AIR FREIGHT & LOGISTICS (0.2%)
      5,000   FedEx Corp.                                               2.30         2/01/2020         5,011
        176   FedEx Corp. Pass-Through Trust(a)                         2.63         1/15/2018           177
      1,351   FedEx Corp. Pass-Through Trust                            6.85         7/15/2020         1,401
                                                                                                  ----------
                                                                                                       6,589
                                                                                                  ----------
              AIRLINES (1.4%)
      5,750   American Airlines 2014-1 Class B Pass-Through Trust       4.38         4/01/2024         5,757
      4,703   American Airlines 2015-2 Class B Pass-Through Trust       4.40         3/22/2025         4,765
      4,850   American Airlines, Inc.(c)                                3.27        12/14/2023         4,878
      1,500   Continental Airlines 1998-1 Class A Pass-Through Trust    6.65         3/15/2019         1,512
     10,194   Continental Airlines, Inc. Pass-Through Trust             5.50         4/29/2022        10,602
      4,087   United Airlines, Inc. Pass-Through Trust                  5.38         2/15/2023         4,246
      1,420   United Airlines, Inc. Pass-Through Trust                  4.63         3/03/2024         1,443
      3,030   US Airways Group, Inc. Pass-Through Trust                 8.50        10/22/2018         3,079
        798   US Airways Group, Inc. Pass-Through Trust (INS)           7.08         9/20/2022           857
      6,123   US Airways Group, Inc. Pass-Through Trust                 5.38         5/15/2023         6,329
                                                                                                  ----------
                                                                                                      43,468
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
$     9,750   Terex Corp.(c)                                            3.75%        8/13/2021    $    9,735
                                                                                                  ----------
              INDUSTRIAL MACHINERY (0.4%)
      3,000   CNH Industrial Capital, LLC                               3.63         4/15/2018         3,060
      4,583   CNH Industrial Capital, LLC                               3.38         7/15/2019         4,652
      5,000   Fortive Corp.(a)                                          1.80         6/15/2019         4,972
                                                                                                  ----------
                                                                                                      12,684
                                                                                                  ----------
              TRADING COMPANIES & DISTRIBUTORS (0.7%)
      5,000   Air Lease Corp.                                           2.13         1/15/2020         4,942
      2,554   International Lease Finance Corp.                         3.88         4/15/2018         2,599
     13,000   International Lease Finance Corp.(a)                      7.13         9/01/2018        14,016
                                                                                                  ----------
                                                                                                      21,557
                                                                                                  ----------
              TRUCKING (1.0%)
      5,000   ERAC USA Finance, LLC(a)                                  2.75         3/15/2017         5,010
      3,000   ERAC USA Finance, LLC(a)                                  6.38        10/15/2017         3,099
      4,970   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)       3.38         3/15/2018         5,055
     14,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)       2.88         7/17/2018        14,172
      5,000   Ryder System, Inc.                                        2.25         9/01/2021         4,900
                                                                                                  ----------
                                                                                                      32,236
                                                                                                  ----------
              Total Industrials                                                                      149,811
                                                                                                  ----------
              INFORMATION TECHNOLOGY (2.5%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
      5,000   Harris Corp.                                              2.70         4/27/2020         5,000
                                                                                                  ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
     10,000   Total System Services, Inc.                               2.38         6/01/2018        10,055
                                                                                                  ----------
              ELECTRONIC COMPONENTS (0.2%)
      5,000   Amphenol Corp.                                            2.55         1/30/2019         5,064
                                                                                                  ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
      5,000   FLIR Systems, Inc.                                        3.13         6/15/2021         5,027
                                                                                                  ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
     16,892   Molex Electronics Technologies, LLC(a)                    2.88         4/15/2020        16,989
                                                                                                  ----------
              SEMICONDUCTORS (0.3%)
     10,000   Broadcom Corp. & Broadcom Cayman Finance Ltd.(a)          2.38         1/15/2020         9,987
                                                                                                  ----------
              SYSTEMS SOFTWARE (0.1%)
      5,000   Oracle Corp.                                              2.40         9/15/2023         4,833
                                                                                                  ----------
              TECHNOLOGY DISTRIBUTORS (0.2%)
      5,000   Tech Data Corp.                                           3.75         9/21/2017         5,068
                                                                                                  ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
$     8,491   Dell International, LLC(c)                                2.78%       12/31/2018    $    8,511
      5,000   Diamond 1 Finance Corp & Diamond 2 Finance Corp.(a)       3.48         6/01/2019         5,106
      3,000   Xerox Corp.                                               2.95         3/15/2017         3,006
                                                                                                  ----------
                                                                                                      16,623
                                                                                                  ----------
              Total Information Technology                                                            78,646
                                                                                                  ----------
              MATERIALS (1.0%)
              ----------------
              CONSTRUCTION MATERIALS (0.3%)
     10,000   Martin Marietta Materials, Inc.                           2.10(b)      6/30/2017        10,024
                                                                                                  ----------
              DIVERSIFIED CHEMICALS (0.6%)
     12,550   CF Industries, Inc.                                       6.88         5/01/2018        13,256
      5,000   CF Industries, Inc.(a)                                    3.40        12/01/2021         4,988
                                                                                                  ----------
                                                                                                      18,244
                                                                                                  ----------
              DIVERSIFIED METALS & MINING (0.1%)
      3,000   Freeport-McMoRan, Inc.                                    2.30        11/14/2017         3,011
      2,000   Freeport-McMoRan, Inc.                                    3.10         3/15/2020         1,995
                                                                                                  ----------
                                                                                                       5,006
                                                                                                  ----------
              Total Materials                                                                         33,274
                                                                                                  ----------
              REAL ESTATE (2.2%)
              ------------------
              REITs - DIVERSIFIED (0.1%)
      4,167   ARC Properties Operating Partnership, LP(c)               2.62         6/30/2018         4,099
                                                                                                  ----------
              REITs - HEALTH CARE (0.3%)
      2,950   Nationwide Health Properties, Inc.                        6.90        10/01/2037         3,477
      3,000   Ventas Realty, LP                                         4.00         4/30/2019         3,114
      2,505   Welltower, Inc.                                           4.13         4/01/2019         2,598
                                                                                                  ----------
                                                                                                       9,189
                                                                                                  ----------
              REITs - INDUSTRIAL (0.2%)
      7,300   First Industrial, LP                                      5.95         5/15/2017         7,387
                                                                                                  ----------
              REITs - OFFICE (0.5%)
      9,000   Boston Properties, LP(f)                                  3.70        11/15/2018         9,255
      7,000   Mack-Cali Realty, LP                                      2.50        12/15/2017         7,021
                                                                                                  ----------
                                                                                                      16,276
                                                                                                  ----------
              REITs - RESIDENTIAL (0.3%)
      8,425   Essex Portfolio, LP                                       5.50         3/15/2017         8,467
                                                                                                  ----------
              REITs - RETAIL (0.4%)
     11,355   Realty Income Corp.                                       2.00         1/31/2018        11,398
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              REITs - SPECIALIZED (0.4%)
$    10,000   American Tower Corp.                                      3.40%        2/15/2019    $   10,252
      3,940   Communications Sales & Leasing, Inc.(c)                   4.50        10/24/2022         3,995
                                                                                                  ----------
                                                                                                      14,247
                                                                                                  ----------
              Total Real Estate                                                                       71,063
                                                                                                  ----------
              TELECOMMUNICATION SERVICES (1.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
     25,000   AT&T, Inc.                                                2.45         6/30/2020        24,827
     10,000   AT&T, Inc.(d)                                             3.20         3/01/2022         9,992
      5,000   Centel Capital Corp.                                      9.00        10/15/2019         5,700
      3,600   CenturyLink, Inc.                                         6.45         6/15/2021         3,843
      2,500   Frontier Communications Corp.                             8.88         9/15/2020         2,672
                                                                                                  ----------
                                                                                                      47,034
                                                                                                  ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
      4,770   Grain Spectrum Funding, LLC(a)                            4.00        10/10/2018         4,730
      3,000   Sprint Spectrum Co. LLC/Sprint Spectrum
                Co. II, LLC/Sprint Spectrum Co.(a)                      3.36         3/20/2023         3,011
                                                                                                  ----------
                                                                                                       7,741
                                                                                                  ----------
              Total Telecommunication Services                                                        54,775
                                                                                                  ----------
              UTILITIES (4.7%)
              ----------------
              ELECTRIC UTILITIES (3.3%)
      8,000   Duke Energy Corp.                                         2.10         6/15/2018         8,036
     10,000   Eversource Energy                                         1.60         1/15/2018         9,991
     15,000   Exelon Corp.                                              1.55         6/09/2017        15,000
      7,000   FirstEnergy Corp.                                         2.75         3/15/2018         7,055
     12,000   IPALCO Enterprises, Inc.(f)                               5.00         5/01/2018        12,420
      7,000   IPALCO Enterprises, Inc.                                  3.45         7/15/2020         7,175
     10,000   NextEra Energy Capital Holding, Inc.                      1.59         6/01/2017        10,010
     10,000   NextEra Energy Capital Holding, Inc.                      2.06         9/01/2017        10,039
      5,000   Southern Co.                                              1.85         7/01/2019         4,987
     10,000   Southern Co. Gas Capital Corp.                            2.45        10/01/2023         9,621
        284   Tri-State Generation & Transmission
                Association Pass-Through Trust(a)                       6.04         1/31/2018           293
     10,000   Xcel Energy, Inc.                                         1.20         6/01/2017         9,992
                                                                                                  ----------
                                                                                                     104,619
                                                                                                  ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
      7,975   Exelon Generation Co., LLC                                4.00        10/01/2020         8,307
     10,000   Southern Power Co.                                        2.38         6/01/2020        10,000
                                                                                                  ----------
                                                                                                      18,307
                                                                                                  ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (0.8%)
$    10,000   Black Hills Corp.                                         2.50%        1/11/2019    $   10,078
      6,000   Dominion Resources, Inc.                                  2.96         7/01/2019         6,084
     10,000   Sempra Energy                                             2.40         3/15/2020        10,005
                                                                                                  ----------
                                                                                                      26,167
                                                                                                  ----------
              Total Utilities                                                                        149,093
                                                                                                  ----------
              Total Corporate Obligations (cost: $1,558,526)                                       1,565,717
                                                                                                  ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (16.1%)

              CONSUMER DISCRETIONARY (0.9%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.9%)
      5,000   Daimler Finance, N.A., LLC(a)                             1.88         1/11/2018         5,014
      2,000   Hyundai Capital America(a)                                1.45         2/06/2017         2,000
      7,800   Hyundai Capital Services, Inc.(a)                         1.79(b)      3/18/2017         7,808
     13,235   Nissan Motor Acceptance Corp.(a)                          1.49(b)      3/03/2017        13,241
                                                                                                  ----------
                                                                                                      28,063
                                                                                                  ----------
              Total Consumer Discretionary                                                            28,063
                                                                                                  ----------
              CONSUMER STAPLES (2.1%)
              -----------------------
              BREWERS (0.6%)
      9,530   Anheuser-Busch InBev Worldwide, Inc.                      2.20         8/01/2018         9,603
     10,000   Anheuser-Busch InBev Worldwide, Inc.                      3.75         1/15/2022        10,481
                                                                                                  ----------
                                                                                                      20,084
                                                                                                  ----------
              PACKAGED FOODS & MEAT (0.8%)
     10,465   Grupo Bimbo SAB de CV(a)                                  4.50         1/25/2022        10,959
      3,000   Mondelez International Holdings Netherlands B.V.(a)       1.63        10/28/2019         2,957
     10,000   Smithfield Foods, Inc.(a),(d)                             2.70         1/31/2020        10,049
                                                                                                  ----------
                                                                                                      23,965
                                                                                                  ----------
              TOBACCO (0.7%)
      5,000   B.A.T. International Finance plc(a)                       2.13         6/07/2017         5,011
      7,000   Imperial Tobacco Finance plc(a)                           2.05         7/20/2018         7,004
     10,000   Imperial Tobacco Finance plc(a)                           2.95         7/21/2020        10,107
                                                                                                  ----------
                                                                                                      22,122
                                                                                                  ----------
              Total Consumer Staples                                                                  66,171
                                                                                                  ----------
              ENERGY (1.8%)
              -------------
              INTEGRATED OIL & GAS (1.4%)
      8,000   BP Capital Markets plc                                    1.63         8/17/2017         8,007
     12,820   Origin Energy Finance Ltd.(a)                             3.50        10/09/2018        13,042
      2,000   Petroleos Mexicanos Co.                                   3.50         7/18/2018         2,024
      6,000   Petroleos Mexicanos Co.(a)                                5.38         3/13/2022         6,124

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    15,000   Shell International Finance B.V.                          1.13%        8/21/2017    $   15,000
                                                                                                  ----------
                                                                                                      44,197
                                                                                                  ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
      7,500   Enbridge, Inc.                                            1.38(b)      6/02/2017         7,503
      6,000   TransCanada PipeLines Ltd.                                1.88         1/12/2018         6,016
                                                                                                  ----------
                                                                                                      13,519
                                                                                                  ----------
              Total Energy                                                                            57,716
                                                                                                  ----------
              FINANCIALS (6.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     16,756   Brookfield Asset Management, Inc.                         5.80         4/25/2017        16,915
                                                                                                  ----------
              DIVERSIFIED BANKS (4.4%)
      5,000   ANZ New Zealand International Ltd.(a)                     2.60         9/23/2019         5,040
      5,000   ANZ New Zealand International Ltd.(a)                     2.85         8/06/2020         5,058
      4,000   Banco Santander Chile(a)                                  1.91(b)      4/11/2017         3,996
     10,000   Bank of Montreal                                          1.40         4/10/2018         9,982
      7,500   Barclays Bank plc(a)                                      2.25         5/10/2017         7,527
      5,000   BPCE S.A.                                                 1.63         2/10/2017         5,000
      2,000   Commonwealth Bank of Australia(a)                         2.25         3/16/2017         2,003
      5,000   DNB Bank ASA(a)                                           3.20         4/03/2017         5,017
      5,000   Lloyds Bank plc                                           4.20         3/28/2017         5,024
      7,000   National Australia Bank Ltd.                              2.75         3/09/2017         7,014
     10,010   Royal Bank of Scotland Group plc                          9.50(b)      3/16/2022        10,119
     10,000   Santander Bank, N.A.                                      2.00         1/12/2018        10,009
     14,350   Santander Bank, N.A.                                      8.75         5/30/2018        15,507
      5,000   Santander UK Group Holdings plc                           3.57         1/10/2023         5,025
      5,000   Santander UK plc                                          2.35         9/10/2019         5,020
     19,000   Standard Chartered Bank(a)                                6.40         9/26/2017        19,520
      5,000   Standard Chartered plc(a)                                 2.25         4/17/2020         4,929
      5,000   Svenska Handelsbanken AB                                  2.88         4/04/2017         5,016
      8,000   Toronto-Dominion Bank                                     1.40         4/30/2018         7,991
                                                                                                  ----------
                                                                                                     138,797
                                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     10,000   UBS Group Funding Ltd.(a)                                 2.95         9/24/2020        10,016
                                                                                                  ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
      7,000   ING Bank N.V.(a)                                          3.75         3/07/2017         7,017
      2,000   ING Capital Funding Trust III                             4.60(b)              -(e)      1,987
                                                                                                  ----------
                                                                                                       9,004
                                                                                                  ----------
              PROPERTY & CASUALTY INSURANCE (0.9%)
     12,000   QBE Insurance Group Ltd.(a)                               2.40         5/01/2018        12,055

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    17,000   Suncorp-Metway Ltd.(a)                                    1.70%        3/28/2017    $   17,015
                                                                                                  ----------
                                                                                                      29,070
                                                                                                  ----------
              Total Financials                                                                       203,802
                                                                                                  ----------
              INDUSTRIALS (2.6%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      3,580   BAE Systems Holdings, Inc.(a)                             2.85        12/15/2020         3,627
                                                                                                  ----------
              AIRLINES (1.1%)
     10,000   Air Canada Pass-Through Trust(a)                          5.00         3/15/2020         9,963
      9,199   British Airways Pass-Through Trust plc(a)                 5.63        12/20/2021         9,647
      9,499   Virgin Australia Trust(a)                                 5.00         4/23/2025         9,938
      5,000   WestJet Airlines Ltd.(a)                                  3.50         6/16/2021         5,009
                                                                                                  ----------
                                                                                                      34,557
                                                                                                  ----------
              INDUSTRIAL CONGLOMERATES (0.5%)
     10,000   CK Hutchison International 16 Ltd.(a)                     1.88        10/03/2021         9,625
      6,600   Hutchison Whampoa International Ltd.(a)                   2.00        11/08/2017         6,616
                                                                                                  ----------
                                                                                                      16,241
                                                                                                  ----------
              MARINE (0.3%)
     10,000   A.P. Moeller-Maersk A/S(a)                                2.55         9/22/2019        10,013
                                                                                                  ----------
              RAILROADS (0.3%)
     10,000   Asciano Finance(a)                                        5.00         4/07/2018        10,267
                                                                                                  ----------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
      8,000   AerCap Ireland Capital Ltd.                               2.75         5/15/2017         8,030
                                                                                                  ----------
              Total Industrials                                                                       82,735
                                                                                                  ----------
              MATERIALS (1.0%)
              ----------------
              CONSTRUCTION MATERIALS (0.2%)
      5,000   Holcim US Finance Sarl & Cie SCS(a)                       6.00        12/30/2019         5,496
                                                                                                  ----------
              DIVERSIFIED METALS & MINING (0.7%)
      5,000   Anglo American Capital plc(a)                             2.63         9/27/2017         5,009
      3,000   Anglo American Capital plc(a)                             3.63         5/14/2020         3,037
     14,000   Glencore Finance Canada Ltd.(a)                           2.95        10/25/2017        14,108
                                                                                                  ----------
                                                                                                      22,154
                                                                                                  ----------
              STEEL (0.1%)
      4,500   ArcelorMittal                                             5.13         6/01/2020         4,759
                                                                                                  ----------
              Total Materials                                                                         32,409
                                                                                                  ----------
              REAL ESTATE (0.4%)
              ------------------
              REITs - RETAIL (0.4%)
      5,000   Scentre Group Trust(a)                                    2.38         4/28/2021         4,929

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     7,000   WEA Finance, LLC(a)                                       1.75%        9/15/2017    $    7,008
                                                                                                  ----------
                                                                                                      11,937
                                                                                                  ----------
              Total Real Estate                                                                       11,937
                                                                                                  ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
      5,000   Deutsche Telekom International Finance BV(a)              2.23         1/17/2020         5,008
      5,000   Deutsche Telekom International Finance BV(a)              2.82         1/19/2022         4,974
                                                                                                  ----------
                                                                                                       9,982
                                                                                                  ----------
              Total Telecommunication Services                                                         9,982
                                                                                                  ----------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      5,000   Emera US Finance, LP                                      2.15         6/15/2019         4,999
      5,000   Emera US Finance, LP                                      2.70         6/15/2021         4,966
                                                                                                  ----------
                                                                                                       9,965
                                                                                                  ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     10,000   TransAlta Corp.                                           1.90         6/03/2017        10,025
                                                                                                  ----------
              Total Utilities                                                                         19,990
                                                                                                  ----------
              Total Eurodollar and Yankee Obligations
              (cost: $510,432)                                                                       512,805
                                                                                                  ----------
              FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
      5,000   Province of Ontario (cost: $5,011)                        2.45         6/29/2022         4,995
                                                                                                  ----------
              ASSET-BACKED SECURITIES (8.2%)

              FINANCIALS (8.2%)
              -----------------
              ASSET-BACKED FINANCING (8.2%)
      1,028   Access Group, Inc.                                        1.30(b)      4/25/2029         1,021
        157   AmeriCredit Automobile Receivables Trust                  1.93         8/08/2018           157
        758   AmeriCredit Automobile Receivables Trust                  1.57         1/08/2019           759
      6,000   AmeriCredit Automobile Receivables Trust                  2.09         2/08/2019         6,018
      5,631   ARL First, LLC(a)                                         2.52(b)     12/15/2042         5,474
      1,328   Avis Budget Rental Car Funding AESOP, LLC(a)              4.72         2/20/2018         1,330
      2,000   Avis Budget Rental Car Funding AESOP, LLC(a)              2.96         7/20/2020         1,999
      2,855   Avis Budget Rental Car Funding AESOP, LLC(a)              3.75         7/20/2020         2,839
        833   Avis Budget Rental Car Funding, LLC(a)                    3.78         2/20/2018           834
     12,000   Avis Budget Rental Car Funding, LLC(a)                    2.62         9/20/2019        11,968
      5,000   Bank of The West Auto Trust(a)                            1.65         3/16/2020         5,011
     10,000   Bank of The West Auto Trust(a)                            1.66         9/15/2020        10,003
      4,200   California Republic Auto Receivables Trust                2.30        12/16/2019         4,227
      9,425   California Republic Auto Receivables Trust                2.57        11/16/2020         9,450

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$         4   CenterPoint Energy Transition Bond Co. III, LLC           4.19%        2/01/2020    $       4
      6,713   CIT Education Loan Trust(a)                               1.30(b)      6/25/2042        5,927
     10,211   CIT Equipment Collateral(a)                               1.50        10/21/2019       10,211
      6,000   CNH Equipment Trust                                       1.27        11/16/2020        6,002
      5,500   CNH Equipment Trust                                       2.14         8/15/2022        5,509
      2,170   College Loan Corp. Trust                                  1.51(b)      1/15/2037        1,946
      4,673   Collegiate Funding Services Education Loan Trust          1.32(b)      3/28/2035        4,253
      1,055   Credit Acceptance Auto Loan Trust(a)                      1.55        10/15/2021        1,055
      4,000   Credit Acceptance Auto Loan Trust(a)                      2.29         4/15/2022        4,009
      5,000   Credit Acceptance Auto Loan Trust(a)                      2.67         9/15/2022        5,022
      1,218   Drive Auto Receivables Trust(a)                           2.28         6/17/2019        1,219
      1,943   Drive Auto Receivables Trust "B"(a)                       2.23         9/16/2019        1,946
      3,710   Element Rail Leasing I, LLC(a)                            2.30         4/19/2044        3,612
      6,418   Enterprise Fleet Financing, LLC(a)                        1.59         2/22/2021        6,417
      5,000   Enterprise Fleet Financing, LLC(a)                        2.13         7/20/2022        5,000
     10,000   Enterprise Fleet Financing, LLC(a)                        2.60         7/20/2022        9,997
        184   Exeter Automobile Receivables Trust(a)                    2.42         1/15/2019          184
      2,297   First Investors Auto Owner Trust(a)                       2.26         3/15/2019        2,297
      2,785   First Investors Auto Owner Trust(a)                       1.49         6/15/2020        2,784
      2,000   Hertz Fleet Lease Funding, LP(a)                          2.76(b)     12/10/2027        1,995
     10,500   Hertz Vehicle Financing, LLC(a)                           2.96         9/25/2019       10,481
      3,000   Huntington Auto Trust "C"                                 2.15         6/15/2021        3,003
      3,091   Iowa Student Loan Liquidity Corp.                         1.35(b)      9/25/2037        2,763
      5,000   Master Credit Card Trust(a)                               2.26         7/21/2021        5,000
     10,000   MMAF Equipment Finance, LLC(a)                            1.93         7/16/2021       10,013
      1,414   Nelnet Student Loan Trust                                 1.28(b)      9/22/2037        1,212
      2,245   Prestige Auto Receivables Trust(a)                        1.52         4/15/2020        2,246
      2,491   Prestige Auto Receivables Trust "B"(a)                    1.74         5/15/2019        2,492
      1,044   Santander Drive Auto Receivables Trust                    1.95         3/15/2019        1,046
         83   Santander Drive Auto Receivables Trust                    1.45         5/15/2019           83
      4,500   Santander Drive Auto Receivables Trust                    2.73        10/15/2019        4,547
      5,000   Santander Drive Auto Receivables Trust                    2.74        12/15/2021        5,041
      5,000   SBA Tower Trust(a)                                        2.90        10/15/2044        5,038
      5,577   SLC Student Loan Trust                                    1.32(b)      7/15/2036        5,498
      8,000   SLC Student Loan Trust                                    1.47(b)      7/15/2036        7,179
        975   SLM Student Loan Trust                                    1.59(b)     10/25/2065          887
      5,000   Suntrust Auto Receivables Trust "B"(a)                    2.20         2/15/2021        4,991
      8,000   Suntrust Auto Receivables Trust "C"(a)                    2.50         4/15/2021        8,015
      5,000   TCF Auto Receivables Owner Trust(a)                       2.55         4/15/2021        5,036
      7,500   TCF Auto Receivables Owner Trust "B"(a)                   2.49         4/15/2021        7,549
      5,000   TCF Auto Receivables Owner Trust "B"(a)                   2.92        10/17/2022        4,983
      4,283   Trinity Rail Leasing, LP(a)                               2.27         1/15/2043        4,121
      7,547   Trip Rail Master Funding, LLC(a)                          2.86         4/15/2044        7,373

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$       902   Westlake Automobile Receivables Trust(a)                  2.24%        4/15/2020    $      904
      5,150   Westlake Automobile Receivables Trust(a)                  2.45         1/15/2021         5,181
      5,000   Wheels SPV, LLC(a)                                        1.87         5/20/2025         4,994
                                                                                                  ----------
                                                                                                     260,155
                                                                                                  ----------
              Total Financials                                                                       260,155
                                                                                                  ----------
              Total Asset-Backed Securities (cost: $261,046)                                         260,155
                                                                                                  ----------
              COLLATERALIZED LOAN OBLIGATIONS (2.2%)

              FINANCIALS (2.2%)
              -----------------
      1,500   American Money Management Corp.(a)                        2.38(b)     10/15/2028         1,512
      3,000   Annisa Ltd.(a)                                            2.58(b)      7/20/2028         3,003
     10,347   Babson Ltd.(a)                                            2.15(b)      5/15/2023        10,360
      3,650   Cent, LP (a)                                              2.34(b)      1/30/2025         3,650
      7,500   Dryden Senior Loan Fund(a)                                2.52(b)      4/15/2027         7,519
     15,000   Marine Park Ltd.(a)                                       2.19(b)      5/18/2023        14,995
     11,000   Oaktree EIF Ltd.(a)                                       3.09        10/20/2027        11,027
     10,000   Race Point Ltd.(a)                                        2.48(b)      7/25/2028        10,031
      4,000   Teachers Insurance and Annuity Association of America(a)  2.73(b)      7/20/2028         4,012
      3,250   Trinitas Ltd.                                             2.74(b)     10/25/2028         3,262
                                                                                                  ----------
              Total Financials                                                                        69,371
                                                                                                  ----------
              Total Collateralized Loan Obligations (cost: $69,248)                                   69,371
                                                                                                  ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      3,328   Sequoia Mortgage Trust(a) (cost: $3,377)                  3.00(b)      5/25/2043         3,278
                                                                                                  ----------
              COMMERCIAL MORTGAGE SECURITIES (3.7%)

              FINANCIALS (3.7%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%)
        456   Banc of America Commercial Mortgage, Inc.                 5.00        11/10/2042           456
        375   Banc of America Commercial Mortgage, Inc.                 4.73         7/10/2043           375
     10,000   Banc of America Commercial Mortgage, Inc.                 6.28         2/10/2051        10,357
     10,000   Barclays Commercial Mortgage Securities, LLC(a)           2.37         2/15/2028         9,884
      4,300   Commercial Mortgage Trust(a)                              2.36         2/13/2032         4,309
      3,466   Greenwich Capital Commercial Funding Corp.                5.77         7/10/2038         3,464
      3,041   GS Mortgage Securities Corp. II                           2.32         5/10/2045         3,043
      2,098   GS Mortgage Securities Trust                              1.21         7/10/2046         2,098
        318   J.P. Morgan Chase Commercial Mortgage Securities Corp.    5.12         7/15/2041           317
      1,554   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(a)                                                4.11         7/15/2046         1,597

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    11,653   LB Commercial Mortgage Trust                              5.92%        7/15/2044    $   11,766
      5,611   Morgan Stanley Capital I, Inc.                            5.57        12/15/2044         5,701
      1,594   Morgan Stanley Capital I, Inc.                            5.27        10/12/2052         1,593
      7,676   UBS-Barclays Commercial Mortgage Trust                    2.73         8/10/2049         7,826
      4,146   Wachovia Bank Commercial Mortgage Trust                   5.00         6/15/2049         4,158
                                                                                                  ----------
                                                                                                      66,944
                                                                                                  ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
     66,321   Commercial Mortgage Trust, acquired
                8/09/2012-8/27/2012; cost $8,520(g)                     1.00         8/15/2045         4,774
     70,039   Commercial Mortgage Trust, acquired
              11/06/2012; cost $9,389(g)                                1.00        10/15/2045         4,816
     26,017   Fannie Mae(+)                                             3.97        12/25/2017           422
     77,688   Fannie Mae(+)                                             2.10        12/25/2019         2,050
     76,408   Fannie Mae(+)                                             0.75         5/25/2022         2,475
     81,011   Fannie Mae (+)                                            0.61         8/25/2022         2,034
     10,044   Freddie Mac(+)                                            1.00         4/25/2017            18
     56,434   Freddie Mac(+)                                            3.00         1/25/2019         2,147
     37,115   Freddie Mac(+)                                            1.00         5/25/2019         1,187
    100,152   Freddie Mac(+)                                            1.00         7/25/2019         3,260
     55,459   Freddie Mac(+)                                            1.00        11/25/2019         1,616
     71,149   Freddie Mac(+)                                            1.00         8/25/2022         4,119
     32,856   GS Mortgage Securities Corp. II, acquired
                5/18/2012; cost $5,020(g)                               2.37         5/10/2045         2,506
     30,264   GS Mortgage Securities Trust, acquired
                11/16/2012; cost $4,668(g)                              2.28        11/10/2045         2,374
     31,260   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., acquired 9/28/2012; cost $4,267(g)               2.00        10/15/2045         2,071
     33,042   Morgan Stanley-BAML Trust, acquired
                10/05/2012; cost $4,293(a),(g)                          1.00        11/15/2045         1,919
     95,476   UBS Commercial Mortgage Trust, acquired
                5/01/2012-11/01/2016; cost $12,021(a),(g)               2.00         5/10/2045         8,407
     32,102   UBS-Barclays Commercial Mortgage Trust, acquired
                9/14/2012; cost $4,575(a),(g)                           2.00         8/10/2049         2,453
     33,409   WF Commercial Mortgage Trust, acquired
                9/21/2012; cost $4,635(a),(g)                           2.00        10/15/2045         2,313
                                                                                                  ----------
                                                                                                      50,961
                                                                                                  ----------
              Total Financials                                                                       117,905
                                                                                                  ----------
              Total Commercial Mortgage Securities (cost: $110,112)                                  117,905
                                                                                                  ----------
              U.S. GOVERNMENT AGENCY ISSUES (2.0%)(h)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
      5,439   Fannie Mae(+)                                             1.25         9/25/2027         5,250
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.8%)
$     4,595   Fannie Mae(+)                                             2.50%        4/01/2027    $    4,648
     13,541   Fannie Mae(+)                                             2.50         5/01/2027        13,696
      6,485   Fannie Mae(+)                                             2.50         8/01/2027         6,559
      8,356   Fannie Mae(+)                                             2.50         8/01/2027         8,452
        211   Fannie Mae(+)                                             4.50         5/01/2023           224
        114   Fannie Mae(+)                                             4.50         2/01/2024           120
        100   Fannie Mae(+)                                             5.00        12/01/2021           105
        254   Fannie Mae(+)                                             5.00         6/01/2023           272
         68   Fannie Mae(+)                                             5.00         9/01/2023            69
        439   Fannie Mae(+)                                             5.00         2/01/2024           469
        275   Fannie Mae(+)                                             5.50        12/01/2020           287
        256   Fannie Mae(+)                                             5.50         2/01/2023           273
        803   Fannie Mae(+)                                             5.50         6/01/2023           861
        207   Fannie Mae(+)                                             5.50         9/01/2023           224
        754   Fannie Mae(+)                                             5.50         6/01/2024           808
        344   Fannie Mae(+)                                             6.00        10/01/2022           368
        764   Fannie Mae(+)                                             6.00         1/01/2023           831
        445   Fannie Mae(+)                                             6.00         1/01/2023           483
        382   Fannie Mae(+)                                             6.00         7/01/2023           408
      1,796   Freddie Mac(+)                                            1.56        10/25/2018         1,797
      5,039   Freddie Mac(+)                                            1.78        10/25/2020         5,049
      8,000   Freddie Mac(+)                                            2.72         6/25/2022         8,173
      1,111   Freddie Mac(+)                                            2.82(b)      4/01/2035         1,166
        163   Freddie Mac(+)                                            5.00         5/01/2020           168
        207   Freddie Mac(+)                                            5.00         9/01/2020           212
         12   Freddie Mac(+)                                            5.50        11/01/2018            12
        345   Freddie Mac(+)                                            5.50         4/01/2021           365
                                                                                                  ----------
                                                                                                      56,099
                                                                                                  ----------
              OTHER U.S. GOVERNMENT SECURITIES (0.1%)
      3,000   Private Export Funding Corp. (NBGA)                       1.38         2/15/2017         3,001
                                                                                                  ----------
              Total U.S. Government Agency Issues (cost: $64,109)                                     64,350
                                                                                                  ----------
              U.S. TREASURY SECURITIES (7.4%)

              NOTES (7.4%)
      5,000   1.00%, 3/15/2018                                                                         5,004
     25,000   1.25%, 10/31/2018                                                                       25,046
     10,000   1.25%, 1/31/2019                                                                        10,007
     10,000   1.13%, 5/31/2019                                                                         9,957
     10,000   1.25%, 1/31/2020                                                                         9,933
     15,000   1.38%, 2/29/2020(f)                                                                     14,938
     55,000   1.38%, 3/31/2020                                                                        54,738

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    45,000   1.38%, 9/30/2020                                                                    $   44,546
     25,000   1.63%, 11/30/2020                                                                       24,924
      5,000   1.38%, 1/31/2021                                                                         4,928
      5,000   1.13%, 2/28/2021                                                                         4,873
     15,000   1.88%, 11/30/2021                                                                       14,979
     10,000   1.38%, 6/30/2023                                                                         9,516
                                                                                                  ----------
                                                                                                     233,389
                                                                                                  ----------
              Total U.S. Treasury Securities (cost: $234,817)                                        233,389
                                                                                                  ----------
              MUNICIPAL BONDS (6.5%)

              AIRPORT/PORT (0.1%)
      2,000   Port of Corpus Christi Auth. of Nueces County             1.24%       12/01/2017         1,996
                                                                                                  ----------
              APPROPRIATED DEBT (0.2%)
      2,500   Jacksonville                                              1.41        10/01/2017         2,501
      4,000   Jacksonville                                              1.70        10/01/2018         4,010
                                                                                                  ----------
                                                                                                       6,511
                                                                                                  ----------
              COMMUNITY SERVICE (0.1%)
      1,650   Art Institute of Chicago                                  2.48         3/01/2019         1,658
                                                                                                  ----------
              EDUCATION (1.7%)
      3,045   New Jersey EDA                                            4.73         6/15/2017         3,062
     10,000   New Jersey EDA                                            4.83         6/15/2017        10,089
     10,000   New Jersey EDA                                            2.42         6/15/2018        10,026
     12,500   New Jersey EDA                                            4.45         6/15/2020        12,699
      2,110   New York Dormitory Auth.                                  2.04         7/01/2018         2,096
      1,000   New York Dormitory Auth.                                  1.98         7/01/2019           992
      3,870   New York Dormitory Auth.                                  2.30         7/01/2019         3,827
      1,270   New York Dormitory Auth.                                  2.24         7/01/2020         1,252
      5,125   New York Dormitory Auth.                                  2.57         7/01/2020         5,017
      1,550   New York Dormitory Auth.                                  2.44         7/01/2021         1,516
      1,000   Pennsylvania Public School Building Auth. (INS)           1.97        12/01/2017         1,005
      2,640   Pennsylvania Public School Building Auth. (INS)           2.41        12/01/2018         2,670
                                                                                                  ----------
                                                                                                      54,251
                                                                                                  ----------
              ELECTRIC UTILITIES (1.6%)
     16,530   Appling County Dev. Auth                                  2.40         1/01/2038(i)     16,768
      5,000   Beaver County IDA                                         4.75         8/01/2033(i)      5,192
     13,310   Beaver County IDA                                         2.50        12/01/2041(i)      7,454
      2,000   Burke County Dev. Auth.                                   1.38        10/01/2032(i)      2,001
     10,000   Missouri Environmental Improvement and
                Energy Resources Auth.                                  2.88         5/01/2038(i)     10,144

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$    10,000   South Carolina Public Service Auth.                       2.39%       12/01/2023    $    9,743
                                                                                                  ----------
                                                                                                      51,302
                                                                                                  ----------
              ELECTRIC/GAS UTILITIES (0.2%)
      6,265   Long Island Power Auth.                                   2.36         9/01/2018         6,278
                                                                                                  ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      3,000   Bucks County IDA                                          1.50        12/01/2022(i)      3,000
        800   Mississippi Business Finance Corp.                        1.38         3/01/2027(i)        800
      4,000   Pennsylvania Economic Dev. Financing Auth.                0.85         8/01/2045         4,000
                                                                                                  ----------
                                                                                                       7,800
                                                                                                  ----------
              GENERAL OBLIGATION (0.9%)
      3,000   City of West Haven                                        2.70         3/15/2018         2,998
      2,403   Glassboro Borough                                         2.00         1/10/2018         2,409
      2,000   Mount Clemens Community School District(d)                2.12         5/01/2019         2,014
      3,635   Mount Clemens Community School District(d)                2.46         5/01/2020         3,677
      1,500   Oyster Bay                                                3.25         2/01/2018         1,502
      2,260   Oyster Bay(d)                                             3.50         2/02/2018         2,283
        600   Oyster Bay                                                3.55         2/01/2019           602
      1,830   Oyster Bay                                                3.80         2/01/2020         1,836
      3,000   San Bernardino CCD                                        2.14         8/01/2018         3,021
      5,000   Scranton School District(a)                               3.13        12/01/2025         4,985
      2,000   Scranton School District                                  4.13         6/15/2034(i)      1,991
                                                                                                  ----------
                                                                                                      27,318
                                                                                                  ----------
              MULTI-UTILITIES (0.2%)
      5,000   New York Energy Research and Dev. Auth.                   2.38         7/01/2026(i)      5,052
                                                                                                  ----------
              MUNICIPAL FINANCE (0.2%)
        856   Kentucky Asset                                            3.17         4/01/2018           864
      5,000   Pennsylvania IDA(a)                                       2.97         7/01/2021         4,923
                                                                                                  ----------
                                                                                                       5,787
                                                                                                  ----------
              NURSING/CCRC (0.5%)
      3,225   ACTS Retirement-Life Communities, Inc.                    1.85        11/15/2017         3,203
      3,000   ACTS Retirement-Life Communities, Inc.                    2.18        11/16/2018         2,971
        750   ACTS Retirement-Life Communities, Inc.                    2.47        11/16/2019           736
      8,500   Public Finance Auth.                                      2.63        11/01/2019         8,480
                                                                                                  ----------
                                                                                                      15,390
                                                                                                  ----------
              SALES TAX (0.0%)
      1,500   Arizona School Facilities Board                           1.47         9/01/2017         1,501
                                                                                                  ----------
              SEMICONDUCTORS (0.0%)
      1,000   Sandoval County                                           1.95         6/01/2018         1,003
                                                                                                  ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.5%)
      2,195   Channahon                                                 4.00         1/01/2020         2,233

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     5,000   New Jersey Transportation Trust Fund Auth.                1.76%       12/15/2018    $    4,928
     10,000   New York MTA (ETM)                                        1.47         7/01/2018        10,011
                                                                                                  ----------
                                                                                                      17,172
                                                                                                  ----------
              WATER/SEWER UTILITY (0.1%)
        665   Chicago Wastewater Transmission                           2.59         1/01/2018           665
        535   Chicago Wastewater Transmission                           3.38         1/01/2019           536
        500   Chicago Wastewater Transmission                           3.73         1/01/2020           502
      2,520   Chicago Wastewater Transmission                           4.31         1/01/2021         2,569
                                                                                                  ----------
                                                                                                       4,272
                                                                                                  ----------
              Total Municipal Bonds (cost: $212,518)                                                 207,291
                                                                                                  ----------
              Total Bonds (cost: $3,029,196)                                                       3,039,256
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (0.1%)

              PREFERRED STOCKS (0.1%)

              FINANCIALS (0.1%)
              -----------------
              DIVERSIFIED BANKS (0.1%)
    200,000   Citigroup Capital XIII, 7.26% (cost: $5,470)                                             5,180
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.6%)

              COMMERCIAL PAPER (3.2%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.4%)
$    12,596   Hyundai Capital America(a),(j)                            0.98         2/10/2017        12,593
                                                                                                  ----------
              ENERGY (1.3%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     12,000   Canadian Natural Resources Ltd.(a),(j)                    1.33         2/07/2017        11,997
                                                                                                  ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
      4,000   Spectra Energy Partners(a),(j)                            0.95         2/02/2017         4,000
     25,000   Spectra Energy Partners(a),(j)                            1.00         2/08/2017        24,995
                                                                                                  ----------
                                                                                                      28,995
                                                                                                  ----------
              Total Energy                                                                            40,992
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                                 COUPON                          VALUE
(000)         SECURITY                                                  RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.2%)
              ------------------
              INDUSTRIAL MACHINERY (0.2%)
$     3,139   Pentair Finance S.A.(a),(j)                               1.45%        2/02/2017    $    3,139
      2,340   Pentair Finance S.A.(a),(j)                               1.50         2/13/2017         2,339
                                                                                                  ----------
                                                                                                       5,478
                                                                                                  ----------
              Total Industrials                                                                        5,478
                                                                                                  ----------
              INFORMATION TECHNOLOGY (0.5%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.5%)
     15,794   Amphenol Corp.(a),(j)                                     0.90         2/02/2017        15,794
                                                                                                  ----------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED CHEMICALS (0.1%)
      5,375   EI Dupont De Nemours(a),(j)                               0.89         2/03/2017         5,375
                                                                                                  ----------
              UTILITIES (0.7%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
     12,500   PPL Electric Utilities Corp.(a),(j)                       0.89         2/01/2017        12,500
      9,298   South Carolina Fuel Co.(a),(j)                            0.91         2/09/2017         9,296
                                                                                                  ----------
                                                                                                      21,796
                                                                                                  ----------
              Total Utilities                                                                         21,796
                                                                                                  ----------
              Total Commercial Paper                                                                 102,028
                                                                                                  ----------

              VARIABLE-RATE DEMAND NOTES (1.4%)

              INDUSTRIALS (0.1%)
              ------------------
              AIRPORT SERVICES (0.1%)
      2,355   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                                    2.12         4/01/2030         2,355
                                                                                                  ----------
              MATERIALS (0.6%)
              ----------------
              FOREST PRODUCTS (0.3%)
      9,200   Liberty County IDA                                        0.87        10/01/2028         9,200
                                                                                                  ----------
              STEEL (0.3%)
     10,000   Illinois Finance Auth. (LOC - UniCredit Bank A.G.)        3.50         2/01/2037        10,000
                                                                                                  ----------
              Total Materials                                                                         19,200
                                                                                                  ----------
              MUNICIPAL BONDS (0.7%)
              ----------------------
              HOSPITAL (0.7%)
     21,840   Chattanooga Health, Educational and Housing
                Facilities Board                                        1.00         5/01/2039        21,840
                                                                                                  ----------
              Total Variable-Rate Demand Notes                                                        43,395
                                                                                                  ----------

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
        417   State Street Institutional Treasury Money Market Fund Premier Class, 0.42%(k)       $        -
                                                                                                  ----------
              Total Money Market Instruments (cost: $145,423)                                        145,423
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $3,180,089)                                                $3,189,859
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1           LEVEL 2         LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                         $      -        $1,565,717              $-       $1,565,717
  Eurodollar and Yankee Obligations                    -           512,805               -          512,805
  Foreign Government Obligations                       -             4,995               -            4,995
  Asset-Backed Securities                              -           260,155               -          260,155
  Collateralized Loan Obligations                      -            69,371               -           69,371
  Collateralized Mortgage Obligations                  -             3,278               -            3,278
  Commercial Mortgage Securities                       -           117,905               -          117,905
  U.S. Government Agency Issues                        -            64,350               -           64,350
  U.S. Treasury Securities                       233,389                 -               -          233,389
  Municipal Bonds                                      -           207,291               -          207,291

Equity Securities:
  Preferred Stocks                                     -             5,180               -            5,180

Money Market Instruments:
  Commercial Paper                                     -           102,028               -          102,028
  Variable-Rate Demand Notes                           -            43,395               -           43,395
  Government & U.S. Treasury Money
    Market Funds                                       -                 -               -                -
------------------------------------------------------------------------------------------------------------
Total                                           $233,389        $2,956,470              $-       $3,189,859
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------
COLLATERALIZED LOAN                                                                              OBLIGATIONS
------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                          $ 3,000
Purchases                                                                                                  -
Sales                                                                                                      -
Transfers into Level 3                                                                                     -
Transfers out of Level 3                                                                              (3,000)
Net realized gain (loss) on investments                                                                    -
Change in net unrealized appreciation/(depreciation) of investments                                        -
------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                                                                       $     -
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                         TRANSFERS INTO             TRANSFERS INTO            TRANSFERS INTO
                                               (OUT OF)                   (OUT OF)                  (OUT OF)
ASSETS ($ IN 000s)                              LEVEL 1                    LEVEL 2                   LEVEL 3
------------------------------------------------------------------------------------------------------------
Collateralized Loan Obligations(I)                   $-                     $3,000                  $(3,000)
------------------------------------------------------------------------------------------------------------
Total                                                $-                     $3,000                  $(3,000)
------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as a result of the securities being priced during the period by the Fund's pricing service.

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.5% of net assets at January 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

    provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD      Community College District
    EDA      Economic Development Authority
    ETM      Escrowed to final maturity
    IDA      Industrial Development Authority/Agency
    MTA      Metropolitan Transportation Authority
    REIT     Real estate investment trust

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: Build America Mutual Assurance Co. or MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from the Export-Import Bank of the United States.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2017.

    (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At January 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $31,027,000, which included when-issued securities of $28,015,000.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) At January 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2017, was $31,633,000, which represented 1.0% of the Fund's net assets.

    (h) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (i) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (j) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

        resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (k) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

See accompanying notes to financial statements.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,180,089)                    $3,189,859
   Cash                                                                                    1,033
   Receivables:
       Capital shares sold                                                                 7,384
       USAA Asset Management Company (Note 6C)                                                 3
       Interest                                                                           20,528
       Securities sold                                                                        10
                                                                                      ----------
           Total assets                                                                3,218,817
                                                                                      ----------
LIABILITIES
   Payables:
       Securities purchased                                                               38,840
       Capital shares redeemed                                                             3,085
       Dividends on capital shares                                                           139
   Accrued management fees                                                                   768
   Accrued transfer agent's fees                                                              67
   Other accrued expenses and payables                                                       203
                                                                                      ----------
       Total liabilities                                                                  43,102
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $3,175,715
                                                                                      ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $3,168,112
   Accumulated undistributed net investment income                                             5
   Accumulated net realized loss on investments and futures transactions                  (2,172)
   Net unrealized appreciation of investments                                              9,770
                                                                                      ----------
               Net assets applicable to capital shares outstanding                    $3,175,715
                                                                                      ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,331,179/145,557 capital
           shares outstanding, no par value)                                          $     9.15
                                                                                      ==========
       Institutional Shares (net assets of $1,823,118/199,451 capital
           shares outstanding, no par value)                                          $     9.14
                                                                                      ==========
       Adviser Shares (net assets of $16,402/1,793 capital
           shares outstanding, no par value)                                          $     9.15
                                                                                      ==========
       R6 Shares (net assets of $5,016/548 capital shares
           outstanding, no par value)                                                 $     9.15
                                                                                      ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                          $      185
   Interest income                                                                        40,446
                                                                                      ----------
       Total income                                                                       40,631
                                                                                      ----------
EXPENSES
   Management fees                                                                         4,674
   Administration and servicing fees:
       Fund Shares                                                                         1,045
       Institutional Shares                                                                  914
       Adviser Shares                                                                         11
   Transfer agent's fees:
       Fund Shares                                                                         1,077
       Institutional Shares                                                                  914
       Adviser Shares                                                                          3
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                         18
   Custody and accounting fees:
       Fund Shares                                                                            98
       Institutional Shares                                                                  123
       Adviser Shares                                                                          1
   Postage:
       Fund Shares                                                                            64
       Institutional Shares                                                                   74
   Shareholder reporting fees:
       Fund Shares                                                                            26
       Institutional Shares                                                                   11
   Trustees' fees                                                                             15
   Registration fees:
       Fund Shares                                                                            30
       Institutional Shares                                                                   39
       Adviser Shares                                                                         10
       R6 Shares*                                                                              4
   Professional fees                                                                         105
   Other                                                                                      36
                                                                                      ----------
           Total expenses                                                                  9,292
                                                                                      ----------
   Expenses reimbursed:
       R6 Shares*                                                                             (3)
                                                                                      ----------
           Net expenses                                                                    9,289
                                                                                      ----------
NET INVESTMENT INCOME                                                                     31,342
                                                                                      ----------

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                                      $  1,021
       Futures transactions                                                                    2
   Change in net unrealized appreciation/(depreciation)                                  (20,715)
                                                                                        --------
           Net realized and unrealized loss                                              (19,692)
                                                                                        --------
   Increase in net assets resulting from operations                                     $ 11,650
                                                                                        ========

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

------------------------------------------------------------------------------------------------------------
                                                                                   1/31/2017       7/31/2016
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $   31,342      $   68,179
   Net realized gain (loss) on investments                                             1,021          (2,837)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                                     -              27
   Net realized gain on futures transactions                                               2               -
   Change in net unrealized appreciation/(depreciation) of investments               (20,715)         11,252
                                                                                  --------------------------
       Increase in net assets resulting from operations                               11,650          76,621
                                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                   (13,078)        (27,924)
       Institutional Shares                                                          (18,127)        (39,973)
       Adviser Shares                                                                   (115)           (231)
       R6 Shares*                                                                        (17)              -
                                                                                  --------------------------
           Distributions to shareholders                                             (31,337)        (68,128)
                                                                                  --------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
       Fund Shares                                                                   (60,054)       (425,322)
       Institutional Shares                                                         (108,453)       (302,371)
       Adviser Shares                                                                  3,723            (611)
       R6 Shares*                                                                      5,000               -
                                                                                  --------------------------
           Total net decrease in net assets from capital share transactions         (159,784)       (728,304)
                                                                                  --------------------------
   Net decrease in net assets                                                       (179,471)       (719,811)

NET ASSETS
   Beginning of period                                                             3,355,186       4,074,997
                                                                                  --------------------------
   End of period                                                                  $3,175,715      $3,355,186
                                                                                  ==========================
Accumulated undistributed net investment income:
   End of period                                                                  $        5      $        -
                                                                                  ==========================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of four classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), Short-Term Bond Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

        between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

        actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $30,905,000; which included when-issued securities of $27,905,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

    would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $12,000, which represents 4.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had net capital loss carryforwards of $3,246,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $367,722,000 and $482,780,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $27,325,000 and $17,555,000, respectively, resulting in net unrealized appreciation of $9,770,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                      SIX-MONTH
                                                                     PERIOD ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2017              JULY 31, 2016
------------------------------------------------------------------------------------------------------------------
                                                                 SHARES         AMOUNT       SHARES         AMOUNT
                                                                --------------------------------------------------
FUND SHARES:
Shares sold                                                      16,223      $ 148,737       40,685     $  370,296
Shares issued from reinvested dividends                           1,381         12,665        2,932         26,699
Shares redeemed                                                 (24,191)      (221,456)     (90,746)      (822,317)
                                                                --------------------------------------------------
Net decrease from capital share transactions                     (6,587)     $ (60,054)     (47,129)     $(425,322)
                                                                ==================================================
INSTITUTIONAL SHARES:
Shares sold                                                      26,075      $ 238,763       95,878      $ 868,848
Shares issued from reinvested dividends                           1,941         17,788        4,313         39,243
Shares redeemed                                                 (39,744)      (365,004)    (133,581)    (1,210,462)
                                                                --------------------------------------------------
Net decrease from capital share transactions                    (11,728)     $(108,453)     (33,390)    $ (302,371)
                                                                ==================================================
ADVISER SHARES:
Shares sold                                                         717      $   6,560          680     $    6,202
Shares issued from reinvested dividends                               8             68           16            151
Shares redeemed                                                    (317)        (2,905)        (765)        (6,964)
                                                                --------------------------------------------------
Net increase (decrease) from capital share transactions             408      $   3,723          (69)    $     (611)
                                                                ==================================================
R6 SHARES: (COMMENCED ON DECEMBER 1, 2016)
Shares sold                                                         548      $   5,000            -     $        -
Shares issued from reinvested dividends                               -              -            -              -
Shares redeemed                                                       -              -            -              -
                                                                --------------------------------------------------
Net increase from capital share transactions                        548      $   5,000            -     $        -
                                                                ==================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for the periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $4,674,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and R6 Shares of $330,000, $460,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and R6 Shares, the performance adjustments were 0.05%, 0.05%, and less than 0.01%, respectively. For the six-month period ended January 31, 2017, the Adviser Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016 to January 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,045,000, $914,000, $11,000, and less than $500, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $36,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to January 31, 2017, the R6 Shares incurred reimbursable expenses of $3,000, of which all was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017 (and for the period from December 1, 2016, to January 31, 2016, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,077,000, $914,000, $3,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

    intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $18,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                              0.4
Target Retirement Income                                              2.7
Target Retirement 2020                                                2.6
Target Retirement 2030                                                0.8
Target Retirement 2040                                                0.0*
Target Retirement 2060                                                0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2017, USAA and its affiliates owned 542,000 Adviser Shares and 548,000 R6 Shares, which represents 30.3% of the Adviser Shares outstanding, and 0.2% of the Fund's total outstanding shares, and 100.0% of the R6 Shares outstanding, and 0.2% of the Fund's total outstanding shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                 COST TO          GAIN (LOSS) TO
SELLER                 PURCHASER                PURCHASER             SELLER
--------------------------------------------------------------------------------
Real Return         Short-Term Bond            $2,121,000            $53,000

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                             YEAR ENDED JULY 31,
                            -------------------------------------------------------------------------------------
                                  2017          2016           2015            2014         2013             2012
                            -------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $     9.20    $     9.15     $     9.23      $     9.19   $     9.24       $     9.20
                            -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .09           .16            .15             .17          .20              .25
  Net realized and
    unrealized gain (loss)        (.05)          .05           (.08)            .04         (.05)             .04
                            -------------------------------------------------------------------------------------
Total from investment
  operations                       .04           .21            .07             .21          .15              .29
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.09)         (.16)          (.15)           (.17)        (.20)            (.25)
  Realized capital gains             -             -           (.00)(a)           -         (.00)(a)            -
                            -------------------------------------------------------------------------------------
Total distributions               (.09)         (.16)          (.15)           (.17)        (.20)            (.25)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $     9.15    $     9.20     $     9.15      $     9.23   $     9.19       $     9.24
                            =====================================================================================

Total return (%)*                  .40          2.34            .83            2.28         1.61             3.21
Net assets at end
  of period (000)           $1,331,179    $1,400,054     $1,823,922      $1,683,052   $1,657,261       $2,246,096
Ratios to average
  net assets:**
  Expenses (%)(b)                  .63(c)        .61            .62             .63          .64              .63
  Net investment
    income (%)                    1.88(c)       1.76           1.65            1.83         2.14             2.73
Portfolio turnover (%)              12            22             31              28           25               36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,380,693,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -             -              -            (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              JANUARY 31,                            YEAR ENDED JULY 31,
                            ---------------------------------------------------------------------------------------
                                  2017           2016            2015            2014           2013           2012
                            ---------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $     9.20     $     9.15      $     9.23      $     9.18     $     9.24       $   9.20
                            ---------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .09            .17             .16             .18            .21            .26
  Net realized and
    unrealized gain (loss)        (.06)           .05            (.08)            .05           (.06)           .04
                            ---------------------------------------------------------------------------------------
Total from investment
  operations                       .03            .22             .08             .23            .15            .30
                            ---------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.09)          (.17)           (.16)           (.18)          (.21)          (.26)
  Realized capital gains             -              -            (.00)(a)           -           (.00)(a)          -
                            ---------------------------------------------------------------------------------------
Total distributions               (.09)          (.17)           (.16)           (.18)          (.21)          (.26)
                            ---------------------------------------------------------------------------------------
Net asset value at
  end of period             $     9.14     $     9.20      $     9.15      $     9.23     $     9.18       $   9.24
                            =======================================================================================
Total return (%)*                  .35           2.44             .95            2.54           1.66           3.37
Net assets at end
  of period (000)           $1,823,118     $1,942,385      $2,237,771      $1,977,300     $1,697,847       $369,557
Ratios to average
  net assets:**
  Expenses (%)(b)                  .53(c)         .51             .50             .49            .48            .49
  Net investment
    income (%)                    1.98(c)        1.87            1.76            1.96           2.24           2.82
Portfolio turnover (%)              12             22              31              28             25             36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $1,812,850,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                     -              -               -            (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              JANUARY 31,                         YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------
                                  2017           2016        2015            2014         2013             2012
                             ----------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  9.20        $  9.15     $  9.23         $  9.19       $ 9.24           $ 9.20
                               --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .08            .14         .13             .15          .17              .23
  Net realized and
    unrealized gain (loss)        (.05)           .05        (.08)            .04         (.05)             .04
                               --------------------------------------------------------------------------------
Total from investment
  operations                       .03            .19         .05             .19          .12              .27
                               --------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.08)          (.14)       (.13)           (.15)        (.17)            (.23)
  Realized capital gains             -              -        (.00)(a)           -         (.00)(a)            -
                               --------------------------------------------------------------------------------
Total distributions               (.08)          (.14)       (.13)           (.15)        (.17)            (.23)
                               --------------------------------------------------------------------------------
Net asset value at
  end of period                $  9.15        $  9.20     $  9.15         $  9.23       $ 9.19           $ 9.24
                               ================================================================================
Total return (%)*                  .28           2.08         .59            2.07         1.35             2.94
Net assets at end
  of period (000)              $16,402        $12,747     $13,304         $13,056       $9,872           $6,992
Ratios to average
  net assets:**
  Expenses (%)(c)                  .85(d)         .86         .85(b)          .84          .90              .90
  Expenses, excluding
    reimbursements (%)(c)          .85(d)         .86         .85             .84         1.01             1.11
  Net investment
    income (%)                    1.65(d)        1.52        1.41            1.62         1.85             2.46
Portfolio turnover (%)              12             22          31              28           25               36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $13,925,000.
(a) Represents less than $0.01 per share.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -              -           -            (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                                                                         JANUARY 31,
                                                                                        ------------
                                                                                            2017***
                                                                                        ------------
Net asset value at beginning of period                                                    $ 9.12
                                                                                          ------
Income from investment operations:
  Net investment income                                                                      .03
  Net realized and unrealized gain                                                           .03
                                                                                          ------
Total from investment operations                                                             .06
                                                                                          ------
Less distributions from:
  Net investment income                                                                     (.03)
                                                                                          ------
Net asset value at end of period                                                          $ 9.15
                                                                                          ======
Total return (%)*                                                                            .68
Net assets at end of period (000)                                                         $5,016
Ratios to average net assets:**
  Expenses (%)(a)                                                                            .39
  Expenses, excluding reimbursements (%)(a)                                                  .81
  Net investment income (%)(a)                                                              2.08
Portfolio turnover (%)                                                                        12

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended January 31, 2017, average net assets were $5,005,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017, for Fund Shares, Institutional Shares, and Adviser Shares and the period of December 1, 2016, through January 31, 2017, for R6 Shares.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2016 -
                                         AUGUST 1, 2016       JANUARY 31, 2017        JANUARY 31, 2017
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,004.00                 $3.18

Hypothetical
  (5% return before expenses)               1,000.00               1,022.03                  3.21

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,003.50                  2.68

Hypothetical
  (5% return before expenses)               1,000.00               1,022.53                  2.70

ADVISER SHARES
Actual                                      1,000.00               1,002.80                  4.29

Hypothetical
  (5% return before expenses)               1,000.00               1,020.92                  4.33

R6 SHARES**
Actual                                      1,000.00               1,006.80                  0.65

Hypothetical
  (5% return before expenses)               1,000.00               1,007.70                  0.65

 * Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares, 0.53% for Institutional Shares, 0.85% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares, Institutional Shares, and Adviser Shares (to reflect the one-half-year period) or 61 days/365 days for R6 Shares (to reflect the current period beginning with the R6 Shares' inception date). The Fund's actual ending account values are based on its actual total returns of 0.40% for Fund Shares, 0.35% for Institutional Shares, and 0.28% for Adviser Shares, for the six-month period of August 1, 2016, through January 31, 2017, and 0.68% for R6 Shares for the period of December 1, 2016, through January 31, 2017.
** R6 Shares commenced operations on December 1, 2016.

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23426-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

 ============================================================

    SEMIANNUAL REPORT
    USAA SCIENCE & TECHNOLOGY FUND
    FUND SHARES o ADVISER SHARES
    JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate- and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         20

    Financial Statements                                                      22

    Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                               41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202726-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP

    ROBERT L. DERESIEWICZ                                BRUCE L. GLAZER
    JOHN F. AVERILL, CFA                                 ANITA M. KILLIAN, CFA

--------------------------------------------------------------------------------

o   PLEASE CHARACTERIZE THE PERFORMANCE OF THE MARKET OVER THE REPORTING PERIOD.

    As the reporting period began, uncertainty surrounding Federal Reserve (the
    Fed) interest rate increases and the U.S. presidential election drove volatility in U.S. stocks through August and September 2016. Chair Janet Yellen's aggressive speech during the Fed's August 2016 meeting stirred investor expectations for further rate increases. However, the Fed's more reserved statement in September 2016 appeared to appease investors, and spurred a brief rally through the second half of the month. As the presidential election loomed, stock prices decreased through October 2016 despite strong growth figures and an above-average number of positive earnings news. Global equities rebounded following the unexpected U.S. presidential election results in November 2016. Equities surged over the month as investors placed faith in Trump's proposals of fiscal stimulus and deregulation. Emerging market equities, meanwhile, were hindered by the new president's protectionist tone. Optimism surrounding Trump's proposals bolstered the S&P 500(R) to a new record high in December 2016. With that backdrop, the Fed announced an interest rate increase during the month of December 2016, and indicated the possibility of pursuing three interest rate increases during 2017. In January 2017, U.S. and global equities rallied for the third consecutive month. The Dow Jones Industrial Average managed to top 20,000 for the first time as hopes surrounding the new president's tax reform, deregulation, and infrastructure plans outweighed investor fears concerning further Fed tightening and potential changes in tariff and trade policies.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended January 31, 2017, the Fund Shares and Adviser Shares had total returns of 5.79% and 5.65%, respectively. This compares to returns of 5.96% for the S&P 500(R) Index, 10.63% for the S&P North American Technology Index, -5.10% for the S&P Composite 1500 Health Care Index, and 9.25% for the Lipper Science & Technology Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP (Wellington Management) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM DURING THE REPORTING PERIOD?

    The technology portion of the Fund underperformed its benchmark during the reporting period. Sector allocation (a result of Wellington Management's investment process), particularly positions in professional services and auto components, drove relative underperformance. Conversely, a strong position in the electronic equipment and instruments industry and a significant underweight position in the software and services industry were beneficial. Security selection partially offset detractors from sector allocation. Most notably, strong selection within the internet and direct marketing retail and the communications equipment industry drove relative outperformance, and offset negative selection within semiconductors and semiconductor equipment. One of the largest individual detractors for the period came from the Fund's underweight

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    position in the technology hardware company Apple Inc., which comprises a significant portion of the benchmark, and posted strong returns.
    Overweights to Netflix, Inc. (retail industry) and Seagate Technology plc (technology hardware and equipment) were among the top relative contributors. Positions in Asian lens manufacturers Sunny Optical Technology Group Co., Ltd. and Largan Precision Co., Ltd. (technology hardware and equipment industry) also added to relative performance.

o   HOW DID THE FUND'S HEALTH CARE PORTION PERFORM DURING THE REPORTING PERIOD?

    The health care portion of the Fund's portfolio outperformed its benchmark during the reporting period. Both sector allocation and security selection contributed to relative performance. From an allocation perspective, a significant underweight to large-cap biopharmaceuticals represented a top contributor. Security selection within mid- and small-cap biopharmaceuticals also was strong, although weak selection in large-cap biopharmaceuticals detracted. Non-benchmark holdings ARIAD Pharmaceuticals, Inc., Incyte Corp., and TESARO, Inc. were the top contributors over the reporting period. A lack of exposure to benchmark constituent Merck detracted, as did overweights to Ono Pharmaceutical Co., Ltd., and AstraZeneca plc ADR.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USSCX)

--------------------------------------------------------------------------------
                                        1/31/17                     7/31/16
--------------------------------------------------------------------------------
Net Assets                          $927.4 Million              $901.6 Million
Net Asset Value Per Share               $22.39                      $22.03

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
      7/31/16-1/31/17*           1 YEAR          5 YEARS          10 YEARS
           5.79%                 18.30%           17.88%            9.96%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
      1 YEAR                        5 YEARS                       10 YEARS
      2.63%                          17.90%                         9.40%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                    1.17%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    S&P NORTH
                    AMERICAN         USAA SCIENCE &     S&P COMPOSITE     LIPPER SCIENCE
                   TECHNOLOGY          TECHNOLOGY        1500 HEALTH       & TECHNOLOGY           S&P 500
                     INDEX            FUND SHARES        CARE INDEX        FUNDS INDEX             INDEX
 1/31/2007         $10,000.00         $10,000.00         $10,000.00         $10,000.00          $10,000.00
 2/28/2007           9,795.25           9,906.00           9,801.12           9,927.59            9,804.41
 3/31/2007           9,840.11           9,949.00           9,842.73           9,982.16            9,914.07
 4/30/2007          10,332.99          10,385.00          10,482.39          10,324.44           10,353.22
 5/31/2007          10,777.87          10,915.00          10,667.25          10,724.68           10,714.50
 6/30/2007          10,863.18          10,915.00          10,324.01          10,859.33           10,536.49
 7/31/2007          10,787.41          10,753.00           9,907.23          10,849.33           10,209.81
 8/31/2007          11,099.42          11,009.00          10,160.02          11,077.25           10,362.86
 9/30/2007          11,559.62          11,463.00          10,459.38          11,657.79           10,750.41
10/31/2007          12,332.18          11,873.00          10,660.88          12,367.46           10,921.42
11/30/2007          11,365.79          11,146.00          10,741.24          11,435.18           10,464.83
12/31/2007          11,506.25          11,052.00          10,473.55          11,490.60           10,392.23
 1/31/2008          10,049.53           9,957.00           9,946.65          10,002.26            9,768.89
 2/29/2008           9,705.73           9,607.00           9,713.15           9,755.59            9,451.54
 3/31/2008           9,794.00           9,444.00           9,260.70           9,689.62            9,410.73
 4/30/2008          10,506.41          10,214.00           9,433.17          10,431.57            9,869.06
 5/31/2008          11,171.44          10,719.00           9,633.83          11,018.09            9,996.89
 6/30/2008          10,107.44           9,940.00           9,175.09          10,052.96            9,154.12
 7/31/2008          10,039.69           9,760.00           9,628.93           9,845.21            9,077.16
 8/31/2008          10,257.12           9,923.00           9,838.97          10,029.26            9,208.46
 9/30/2008           8,841.33           8,537.00           9,228.31           8,558.48            8,387.92
10/31/2008           7,219.15           6,749.00           8,050.64           7,010.52            6,979.19
11/30/2008           6,406.03           6,031.00           7,470.27           6,202.14            6,478.40
12/31/2008           6,520.26           6,270.00           7,984.58           6,423.49            6,547.33
 1/31/2009           6,378.55           6,108.00           7,874.65           6,280.17            5,995.48
 2/28/2009           6,105.87           5,629.00           6,905.42           6,036.34            5,357.09
 3/31/2009           6,828.91           6,270.00           7,337.83           6,703.72            5,826.35
 4/30/2009           7,750.73           6,886.00           7,339.24           7,533.68            6,383.99
 5/31/2009           8,249.64           7,211.00           7,816.63           7,849.11            6,741.06
 6/30/2009           8,230.65           7,434.00           8,059.65           8,000.09            6,754.43
 7/31/2009           8,977.36           8,058.00           8,530.77           8,655.83            7,265.32
 8/31/2009           9,198.11           8,289.00           8,728.75           8,870.12            7,527.63
 9/30/2009           9,619.77           8,683.00           8,862.68           9,406.56            7,808.52
10/31/2009           9,539.56           8,400.00           8,646.59           9,087.70            7,663.46
11/30/2009          10,037.44           8,939.00           9,399.43           9,535.53            8,123.15
12/31/2009          10,640.23           9,453.00           9,642.09          10,142.67            8,280.05
 1/31/2010           9,761.51           8,879.00           9,670.57           9,421.01            7,982.18
 2/28/2010          10,184.72           9,162.00           9,732.40           9,802.68            8,229.45
 3/31/2010          10,896.48           9,752.00          10,055.89          10,476.80            8,726.06
 4/30/2010          11,084.03           9,837.00           9,741.46          10,711.12            8,863.82
 5/31/2010          10,201.63           9,102.00           9,109.08           9,977.83            8,156.04
 6/30/2010           9,534.21           8,597.00           8,941.70           9,379.97            7,729.08
 7/31/2010          10,255.73           9,110.00           9,028.91           9,973.25            8,270.61
 8/31/2010           9,574.66           8,640.00           8,863.99           9,465.38            7,897.24
 9/30/2010          10,787.72           9,769.00           9,705.23          10,678.99            8,602.02
10/31/2010          11,459.19          10,163.00           9,902.61          11,284.09            8,929.32
11/30/2010          11,404.12          10,154.00           9,657.04          11,334.69            8,930.47
12/31/2010          11,986.55          10,736.00          10,143.38          11,953.34            9,527.30
 1/31/2011          12,454.61          11,121.00          10,211.03          12,358.39            9,753.11
 2/28/2011          12,745.07          11,480.00          10,570.07          12,794.64           10,087.25
 3/31/2011          12,497.72          11,480.00          10,799.04          12,697.78           10,091.26
 4/30/2011          12,883.75          11,985.00          11,509.66          13,156.93           10,390.12
 5/31/2011          12,677.86          12,002.00          11,742.29          12,976.10           10,272.50
 6/30/2011          12,348.82          11,711.00          11,583.14          12,550.95           10,101.27
 7/31/2011          12,335.08          11,343.00          11,136.05          12,195.78            9,895.86
 8/31/2011          11,558.32          10,565.00          10,843.70          11,281.40            9,358.30
 9/30/2011          11,036.31          10,034.00          10,331.23          10,542.64            8,700.42
10/31/2011          12,343.73          11,086.00          10,947.95          11,849.86            9,651.32
11/30/2011          12,103.10          10,838.00          11,048.23          11,529.34            9,629.99
12/31/2011          11,881.62          10,676.00          11,348.81          11,258.84            9,728.50
 1/31/2012          12,816.11          11,360.00          11,754.06          12,202.28           10,164.48
 2/29/2012          13,581.89          11,950.00          11,944.81          12,995.67           10,604.02
 3/31/2012          14,205.82          12,549.00          12,445.13          13,572.18           10,952.99
 4/30/2012          14,016.93          12,515.00          12,410.82          13,205.26           10,884.24
 5/31/2012          12,797.43          11,625.00          11,976.68          12,038.56           10,230.09
 6/30/2012          13,208.54          12,130.00          12,652.32          12,421.74           10,651.59
 7/31/2012          13,229.58          12,181.00          12,748.19          12,326.42           10,799.53
 8/31/2012          13,814.16          12,609.00          12,937.27          12,896.64           11,042.76
 9/30/2012          13,987.37          12,891.00          13,450.17          13,125.31           11,328.13
10/31/2012          13,186.34          12,121.00          13,330.09          12,346.21           11,118.96
11/30/2012          13,476.79          12,515.00          13,441.87          12,657.00           11,183.46
12/31/2012          13,691.72          12,609.00          13,431.51          12,893.86           11,285.40
 1/31/2013          14,260.16          13,396.00          14,439.45          13,444.99           11,869.92
 2/28/2013          14,379.17          13,550.00          14,627.71          13,483.58           12,031.06
 3/31/2013          14,776.67          13,978.00          15,548.66          13,829.95           12,482.26
 4/30/2013          14,850.98          14,072.00          16,007.92          13,723.11           12,722.75
 5/31/2013          15,540.25          14,508.00          16,302.69          14,362.68           13,020.36
 6/30/2013          15,144.32          14,251.00          16,199.99          14,195.77           12,845.51
 7/31/2013          15,839.97          15,210.00          17,378.87          15,153.87           13,499.15
 8/31/2013          15,683.68          15,030.00          16,792.74          15,088.61           13,108.19
 9/30/2013          16,347.17          16,133.00          17,339.26          15,987.89           13,519.26
10/31/2013          17,003.89          16,484.00          18,081.59          16,314.85           14,140.71
11/30/2013          17,641.22          17,109.00          18,952.56          16,800.78           14,571.63
12/31/2013          18,425.28          17,797.00          19,098.50          17,637.85           14,940.53
 1/31/2014          18,060.10          18,308.00          19,265.52          17,565.61           14,423.97
 2/28/2014          18,964.52          19,478.00          20,392.98          18,567.07           15,083.78
 3/31/2014          18,776.58          18,651.00          20,127.18          18,070.73           15,210.57
 4/30/2014          18,493.02          18,178.00          19,998.12          17,394.47           15,323.01
 5/31/2014          19,162.01          18,920.00          20,576.05          17,991.91           15,682.70
 6/30/2014          19,716.42          19,700.00          21,047.47          18,751.20           16,006.67
 7/31/2014          19,782.29          19,459.00          21,053.12          18,470.08           15,785.92
 8/31/2014          20,604.83          20,304.00          22,069.47          19,231.70           16,417.44
 9/30/2014          20,294.61          19,923.00          22,102.37          18,847.35           16,187.20
10/31/2014          20,547.45          20,554.00          23,301.35          19,255.76           16,582.58
11/30/2014          21,471.20          21,529.00          24,061.32          19,894.45           17,028.56
12/31/2014          21,241.08          21,347.00          23,833.36          19,799.54           16,985.67
 1/31/2015          20,475.27          21,357.00          24,143.40          19,293.04           16,475.77
 2/28/2015          22,190.96          22,638.00          25,242.96          20,807.82           17,422.66
 3/31/2015          21,556.67          22,534.00          25,530.83          20,503.95           17,147.13
 4/30/2015          22,092.19          22,669.00          25,136.70          20,593.59           17,311.62
 5/31/2015          22,549.70          23,617.00          26,289.47          21,261.93           17,534.24
 6/30/2015          21,729.16          23,242.00          26,264.39          20,596.17           17,194.81
 7/31/2015          22,592.20          24,023.00          27,001.21          20,872.44           17,555.06
 8/31/2015          21,372.17          22,430.00          24,912.34          19,558.38           16,495.90
 9/30/2015          21,121.11          21,544.00          23,477.86          19,060.79           16,087.73
10/31/2015          23,474.01          23,637.00          25,206.67          20,805.64           17,444.80
11/30/2015          23,777.98          23,898.00          25,201.11          21,198.66           17,496.67
12/31/2015          23,345.48          23,696.00          25,599.75          20,745.08           17,220.72
 1/31/2016          21,827.17          21,855.00          23,645.28          18,958.67           16,366.16
 2/29/2016          21,623.64          21,466.00          23,517.46          18,785.71           16,344.07
 3/31/2016          23,451.99          22,776.00          24,231.85          20,196.33           17,452.83
 4/30/2016          22,708.98          22,709.00          24,934.37          19,856.50           17,520.49
 5/31/2016          23,940.33          23,519.00          25,485.12          20,844.16           17,835.12
 6/30/2016          23,400.46          23,020.00          25,749.41          20,398.02           17,881.33
 7/31/2016          25,140.30          24,440.00          27,028.08          21,909.33           18,540.59
 8/31/2016          25,683.28          24,706.00          26,178.54          22,388.07           18,566.63
 9/30/2016          26,403.90          25,383.00          26,062.86          23,055.64           18,570.14
10/31/2016          26,238.10          24,606.00          24,325.40          22,560.83           18,231.40
11/30/2016          26,243.63          24,473.00          24,852.09          22,710.05           18,906.59
12/31/2016          26,510.24          24,319.00          25,074.17          22,775.73           19,280.30
 1/31/2017          27,811.99          25,855.00          25,648.74          23,935.26           19,645.98

                                 [END CHART]

                     Data from 1/31/07 through 1/31/17.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS(R)) technology sector and internet retail sub-industry.

o The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS(R).

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES(ADVISER SHARES)
(Ticker Symbol: USTCX)

--------------------------------------------------------------------------------
                                        1/31/17                      7/31/16
--------------------------------------------------------------------------------
Net Assets                          $101.4 Million               $122.4 Million
Net Asset Value Per Share               $21.98                       $21.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*        1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
         5.65%              18.02%        17.62%               16.80%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/10
    2.33%                     17.63%                           15.94%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.42%       AFTER REIMBURSEMENT       1.40%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.40% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.40%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       S&P NORTH
                 S&P COMPOSITE     USAA SCIENCE &      AMERICAN       LIPPER SCIENCE
                  1500 HEALTH     TECHNOLOGY FUND     TECHNOLOGY      & TECHNOLOGY         S&P 500
                  CARE INDEX      ADVISER SHARES         INDEX         FUNDS INDEX          INDEX
 7/31/2010        $10,000.00        $10,000.00        $10,000.00        $10,000.00        $10,000.00
 8/31/2010          9,817.34          9,308.12          9,335.92          9,490.77          9,548.56
 9/30/2010         10,749.06         10,525.83         10,518.72         10,707.64         10,400.72
10/31/2010         10,967.67         10,950.18         11,173.45         11,314.36         10,796.45
11/30/2010         10,695.69         10,940.96         11,119.75         11,365.09         10,797.84
12/31/2010         11,234.33         11,568.27         11,687.66         11,985.40         11,519.47
 1/31/2011         11,309.26         11,974.17         12,144.05         12,391.54         11,792.50
 2/28/2011         11,706.92         12,361.62         12,427.26         12,828.96         12,196.50
 3/31/2011         11,960.51         12,352.40         12,186.08         12,731.84         12,201.36
 4/30/2011         12,747.57         12,896.68         12,562.49         13,192.22         12,562.70
 5/31/2011         13,005.22         12,905.90         12,361.73         13,010.91         12,420.50
 6/30/2011         12,828.94         12,592.25         12,040.90         12,584.62         12,213.46
 7/31/2011         12,333.77         12,195.57         12,027.50         12,228.49         11,965.10
 8/31/2011         12,009.98         11,346.86         11,270.11         11,311.67         11,315.14
 9/30/2011         11,442.40         10,784.13         10,761.11         10,570.92         10,519.69
10/31/2011         12,125.44         11,909.59         12,035.94         11,881.64         11,669.42
11/30/2011         12,236.51         11,642.07         11,801.31         11,560.27         11,643.64
12/31/2011         12,569.42         11,466.79         11,585.35         11,289.04         11,762.74
 1/31/2012         13,018.26         12,195.57         12,496.54         12,235.01         12,289.89
 2/29/2012         13,229.52         12,822.88         13,243.22         13,030.53         12,821.33
 3/31/2012         13,783.65         13,468.63         13,851.59         13,608.59         13,243.27
 4/30/2012         13,745.65         13,431.73         13,667.41         13,240.68         13,160.14
 5/31/2012         13,264.82         12,472.32         12,478.32         12,070.85         12,369.21
 6/30/2012         14,013.12         13,007.38         12,879.19         12,455.06         12,878.85
 7/31/2012         14,119.31         13,062.73         12,899.70         12,359.49         13,057.72
 8/31/2012         14,328.72         13,514.76         13,469.70         12,931.23         13,351.82
 9/30/2012         14,896.79         13,819.19         13,638.59         13,160.51         13,696.85
10/31/2012         14,763.79         12,998.15         12,857.54         12,379.32         13,443.95
11/30/2012         14,887.60         13,404.06         13,140.74         12,690.96         13,521.94
12/31/2012         14,876.12         13,505.54         13,350.31         12,928.45         13,645.19
 1/31/2013         15,992.46         14,354.24         13,904.58         13,481.05         14,351.94
 2/28/2013         16,200.98         14,511.07         14,020.62         13,519.75         14,546.77
 3/31/2013         17,220.98         14,972.32         14,408.21         13,867.04         15,092.32
 4/30/2013         17,729.63         15,073.80         14,480.66         13,759.92         15,383.10
 5/31/2013         18,056.11         15,535.06         15,152.75         14,401.21         15,742.94
 6/30/2013         17,942.36         15,249.08         14,766.69         14,233.85         15,531.53
 7/31/2013         19,248.03         16,273.06         15,445.00         15,194.52         16,321.84
 8/31/2013         18,598.86         16,088.56         15,292.60         15,129.08         15,849.13
 9/30/2013         19,204.17         17,260.15         15,939.55         16,030.78         16,346.15
10/31/2013         20,026.33         17,638.38         16,579.90         16,358.61         17,097.55
11/30/2013         20,990.98         18,293.36         17,201.33         16,845.85         17,618.58
12/31/2013         21,152.62         19,024.76         17,965.84         17,685.16         18,064.61
 1/31/2014         21,337.60         19,564.89         17,609.77         17,612.73         17,440.04
 2/28/2014         22,586.32         20,815.20         18,491.63         18,616.87         18,237.82
 3/31/2014         22,291.93         19,934.98         18,308.38         18,119.21         18,391.12
 4/30/2014         22,148.99         19,424.86         18,031.89         17,441.13         18,527.07
 5/31/2014         22,789.08         20,225.06         18,684.20         18,040.17         18,961.97
 6/30/2014         23,311.20         21,055.26         19,224.79         18,801.50         19,353.68
 7/31/2014         23,317.46         20,785.19         19,289.01         18,519.62         19,086.78
 8/31/2014         24,443.12         21,685.41         20,091.04         19,283.29         19,850.34
 9/30/2014         24,479.56         21,275.31         19,788.56         18,897.91         19,571.97
10/31/2014         25,807.50         21,955.48         20,035.10         19,307.42         20,050.02
11/30/2014         26,649.21         22,995.74         20,935.80         19,947.82         20,589.26
12/31/2014         26,396.73         22,792.97         20,711.42         19,852.65         20,537.39
 1/31/2015         26,740.11         22,804.21         19,964.71         19,344.80         19,920.87
 2/28/2015         27,957.94         24,153.57         21,637.62         20,863.64         21,065.76
 3/31/2015         28,276.77         24,052.37         21,019.14         20,558.95         20,732.61
 4/30/2015         27,840.25         24,187.31         21,541.32         20,648.83         20,931.50
 5/31/2015         29,117.00         25,188.08         21,987.42         21,318.96         21,200.67
 6/30/2015         29,089.23         24,772.03         21,187.34         20,651.42         20,790.26
 7/31/2015         29,905.29         25,604.14         22,028.86         20,928.43         21,225.85
 8/31/2015         27,591.75         23,906.19         20,839.25         19,610.84         19,945.21
 9/30/2015         26,002.99         22,961.64         20,594.45         19,111.92         19,451.70
10/31/2015         27,917.74         25,188.08         22,888.68         20,861.45         21,092.52
11/30/2015         27,911.59         25,446.71         23,185.06         21,255.53         21,155.25
12/31/2015         28,353.10         25,240.36         22,763.35         20,800.73         20,821.59
 1/31/2016         26,188.41         23,261.90         21,282.91         19,009.52         19,788.34
 2/29/2016         26,046.85         22,842.00         21,084.44         18,836.10         19,761.64
 3/31/2016         26,838.08         24,233.00         22,867.21         20,250.50         21,102.23
 4/30/2016         27,616.15         24,161.00         22,142.73         19,909.76         21,184.04
 5/31/2016         28,226.14         25,013.00         23,343.37         20,900.08         21,564.47
 6/30/2016         28,518.86         24,473.00         22,816.96         20,452.74         21,620.34
 7/31/2016         29,935.05         25,984.00         24,513.42         21,968.11         22,417.46
 8/31/2016         28,994.14         26,260.00         25,042.86         22,448.13         22,448.93
 9/30/2016         28,866.01         26,979.00         25,745.51         23,117.48         22,453.18
10/31/2016         26,941.69         26,152.00         25,583.85         22,621.35         22,043.60
11/30/2016         27,525.02         25,996.00         25,589.24         22,770.97         22,859.99
12/31/2016         27,770.99         25,829.00         25,849.20         22,836.83         23,311.84
 1/31/2017         28,407.36         27,453.00         27,118.49         23,999.47         23,753.98

                                   [END CHART]

                       Data from 7/31/10 through 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the S&P Composite 1500 Health Care Index, S&P North American Technology Index, S&P 500 Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                          o TOP 10 HOLDINGS* - 1/31/17 o
                                (% of Net Assets)

Visa, Inc. "A" ...........................................................  3.8%
Amazon.com, Inc. .........................................................  3.3%
Global Payments, Inc. ....................................................  2.7%
Facebook, Inc. "A" .......................................................  2.7%
Workday, Inc. "A" ........................................................  2.2%
Netflix, Inc. ............................................................  2.2%
Broadcom Ltd. ............................................................  2.0%
Arista Networks, Inc. ....................................................  1.8%
Alliance Data Systems Corp. ..............................................  1.8%
Flex Ltd. ................................................................  1.7%

                         o SECTOR ALLOCATION - 1/31/17 o

                   [PIE CHART OF SECTOR ALLOCATION - 1/31/17]

INFORMATION TECHNOLOGY                                                     64.3%
HEALTH CARE                                                                23.5%
CONSUMER DISCRETIONARY                                                      7.4%
INDUSTRIALS                                                                 4.0%
CONSUMER STAPLES                                                            0.1%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-19.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.3%)

              COMMON STOCKS (98.6%)

              CONSUMER DISCRETIONARY (7.4%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.6%)
   813,000    Hota Industrial Manufacturing Co., Ltd.(a)                                    $    3,375
   311,000    Tung Thih Electronic Co., Ltd.(a)                                                  2,939
                                                                                            ----------
                                                                                                 6,314
                                                                                            ----------
              CONSUMER ELECTRONICS (0.3%)
 1,427,100    Pioneer Corp.*                                                                     3,134
                                                                                            ----------
              INTERNET RETAIL (6.5%)
    41,578    Amazon.com, Inc.*                                                                 34,239
    85,037    Expedia, Inc.                                                                     10,340
   157,355    Netflix, Inc.*                                                                    22,141
                                                                                            ----------
                                                                                                66,720
                                                                                            ----------
              Total Consumer Discretionary                                                      76,168
                                                                                            ----------
              CONSUMER STAPLES (0.1%)
              -----------------------
              DRUG RETAIL (0.1%)
    11,903    Walgreens Boots Alliance, Inc.                                                       975
                                                                                            ----------
              HEALTH CARE (23.5%)
              -------------------
              BIOTECHNOLOGY (5.7%)
   148,790    Aduro Biotech, Inc.*                                                               1,763
    29,491    Alder BioPharmaceuticals, Inc.*                                                      606
   110,160    Alkermes plc*                                                                      5,961
    26,010    Alnylam Pharmaceuticals, Inc.*                                                     1,040
   346,370    Arena Pharmaceuticals, Inc.*                                                         533
   102,030    ARIAD Pharmaceuticals, Inc.*                                                       2,430
    17,430    Biogen, Inc.*                                                                      4,832
    32,210    bluebird bio, Inc.*                                                                2,400
    84,940    Celgene Corp.*                                                                     9,866
   154,700    Cytokinetics, Inc.*                                                                1,617
    24,792    Galapagos NV*                                                                      1,604
    68,991    GlycoMimetics, Inc.*                                                                 393
    41,651    Incyte Corp.*                                                                      5,048
    22,788    Innate Pharma S.A.*                                                                  321

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
    82,790    Ironwood Pharmaceuticals, Inc.*                                               $    1,191
    72,610    Karyopharm Therapeutics, Inc.*                                                       751
    70,680    Loxo Oncology, Inc.*                                                               2,773
   115,434    Portola Pharmaceuticals, Inc.*                                                     3,146
    28,530    PTC Therapeutics, Inc.*                                                              374
     8,581    Regeneron Pharmaceuticals, Inc.*                                                   3,083
   304,190    Rigel Pharmaceuticals, Inc.*                                                         633
   102,030    Syndax Pharmaceuticals, Inc.*                                                        775
    29,250    T2 Biosystems, Inc.*                                                                 158
    21,298    TESARO, Inc.*                                                                      3,468
   155,343    Trevena, Inc.*                                                                     1,084
    33,470    Ultragenyx Pharmaceutical, Inc.*                                                   2,511
                                                                                            ----------
                                                                                                58,361
                                                                                            ----------
              HEALTH CARE DISTRIBUTORS (0.7%)
    43,950    Cardinal Health, Inc.                                                              3,295
    32,880    McKesson Corp.                                                                     4,575
                                                                                            ----------
                                                                                                 7,870
                                                                                            ----------
              HEALTH CARE EQUIPMENT (5.8%)
   231,403    Abbott Laboratories                                                                9,666
    20,140    ABIOMED, Inc.*                                                                     2,142
    79,190    AtriCure, Inc.*                                                                    1,288
    69,180    Baxter International, Inc.                                                         3,314
    25,841    Becton, Dickinson & Co.                                                            4,581
   322,550    Boston Scientific Corp.*                                                           7,761
   114,441    ConforMIS, Inc.*                                                                     950
    20,460    Edwards Lifesciences Corp.*                                                        1,969
   128,151    Globus Medical, Inc. "A"*                                                          3,378
    20,488    Invuity, Inc.*                                                                       133
   117,630    K2M Group Holdings, Inc.*                                                          2,390
   170,659    Medtronic plc                                                                     12,974
    53,800    Stryker Corp.                                                                      6,646
    13,401    Teleflex, Inc.                                                                     2,248
                                                                                            ----------
                                                                                                59,440
                                                                                            ----------
              HEALTH CARE FACILITIES (0.9%)
    24,709    Acadia Healthcare Co., Inc.*                                                         948
    46,120    Community Health Systems, Inc.*                                                      295
   143,576    Georgia Healthcare Group plc*(b)                                                     614
    58,590    HCA Holdings, Inc.*                                                                4,704
    22,020    LifePoint Health, Inc.*                                                            1,307
     9,860    Universal Health Services, Inc. "B"                                                1,110
                                                                                            ----------
                                                                                                 8,978
                                                                                            ----------

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (0.3%)
    30,153    Envision Healthcare Corp.*                                                    $    2,051
    84,814    Teladoc, Inc.*                                                                     1,696
                                                                                            ----------
                                                                                                 3,747
                                                                                            ----------
              HEALTH CARE SUPPLIES (0.2%)
   189,990    Convatec Ltd.*(b)                                                                    588
    22,717    DENTSPLY SIRONA, Inc.                                                              1,288
    97,818    Endologix, Inc.*                                                                     671
                                                                                            ----------
                                                                                                 2,547
                                                                                            ----------
              HEALTH CARE TECHNOLOGY (0.6%)
    50,315    Allscripts Healthcare Solutions, Inc.*                                               589
    18,610    athenahealth, Inc.*                                                                2,345
    54,566    Cerner Corp.*                                                                      2,931
                                                                                            ----------
                                                                                                 5,865
                                                                                            ----------
              LIFE SCIENCES TOOLS & SERVICES (1.2%)
    17,150    ICON plc*                                                                          1,441
    15,040    Illumina, Inc.*                                                                    2,408
     6,470    Medpace Holdings, Inc.*                                                              226
    50,620    Patheon N.V.*                                                                      1,452
     5,110    Samsung Biologics Co., Ltd.*                                                         708
    39,890    Thermo Fisher Scientific, Inc.                                                     6,079
                                                                                            ----------
                                                                                                12,314
                                                                                            ----------
              MANAGED HEALTH CARE (2.5%)
    30,190    Aetna, Inc.                                                                        3,581
    19,903    Cigna Corp.                                                                        2,910
     6,110    Humana, Inc.                                                                       1,213
    92,860    UnitedHealth Group, Inc.                                                          15,052
    21,050    WellCare Health Plans, Inc.*                                                       3,064
                                                                                            ----------
                                                                                                25,820
                                                                                            ----------
              PHARMACEUTICALS (5.6%)
    53,290    Allergan plc*                                                                     11,665
   206,870    AstraZeneca plc ADR                                                                5,633
   204,780    Bristol-Myers Squibb Co.                                                          10,067
    27,070    Chugai Pharmaceutical Co., Ltd.                                                      791
    43,520    Eisai Co., Ltd.                                                                    2,396
    97,500    Eli Lilly & Co.                                                                    7,510
    14,770    Hikma Pharmaceuticals plc                                                            339
    39,100    Intersect ENT, Inc.*                                                                 528
    12,500    Johnson & Johnson                                                                  1,416
    66,195    Medicines Co.*                                                                     2,386

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
   121,560    MediWound Ltd.*                                                               $      693
   109,980    Mylan N.V.*                                                                        4,185
    78,110    MyoKardia, Inc.*                                                                     875
    97,940    Nabriva Therapeutics AG ADR*                                                         797
    82,570    Ono Pharmaceutical Co., Ltd.                                                       1,687
    54,171    Revance Therapeutics, Inc.*                                                        1,083
    35,330    Shionogi & Co. Ltd.                                                                1,697
   751,340    Sino Biopharmaceutical Ltd.(a)                                                       593
    16,150    Takeda Pharmaceutical Co., Ltd.                                                      676
    32,599    UCB S.A.                                                                           2,242
                                                                                            ----------
                                                                                                57,259
                                                                                            ----------
              Total Health Care                                                                242,201
                                                                                            ----------
              INDUSTRIALS (3.9%)
              ------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.1%)
   499,757    BizLink Holding, Inc.(a)                                                           2,646
    74,880    Nidec Corp.                                                                        7,036
   139,705    Voltronic Power Technology Corp.(a)                                                1,895
                                                                                            ----------
                                                                                                11,577
                                                                                            ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.3%)
    41,752    WageWorks, Inc.*                                                                   3,012
                                                                                            ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
 3,427,800    Toshiba Corp.*                                                                     7,356
                                                                                            ----------
              RESEARCH & CONSULTING SERVICES (1.8%)
    72,885    Equifax, Inc.                                                                      8,548
   292,601    TransUnion*                                                                        9,226
                                                                                            ----------
                                                                                                17,774
                                                                                            ----------
              Total Industrials                                                                 39,719
                                                                                            ----------
              INFORMATION TECHNOLOGY (63.7%)
              ------------------------------
              APPLICATION SOFTWARE (3.4%)
    83,918    Mobileye N.V.*                                                                     3,605
   102,680    salesforce.com, Inc.*                                                              8,122
   277,375    Workday, Inc. "A"*                                                                23,047
                                                                                            ----------
                                                                                                34,774
                                                                                            ----------
              COMMUNICATIONS EQUIPMENT (2.7%)
   194,864    Arista Networks, Inc.*                                                            18,317
    54,121    CIENA Corp.*                                                                       1,317
   814,176    Oclaro, Inc.*                                                                      7,987
                                                                                            ----------
                                                                                                27,621
                                                                                            ----------

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (15.7%)
    80,108    Alliance Data Systems Corp.                                                   $   18,295
   116,488    Automatic Data Processing, Inc.                                                   11,764
    41,433    Cardtronics plc "A"*                                                               2,261
    78,153    FleetCor Technologies, Inc.*                                                      11,527
   479,048    Genpact Ltd.*                                                                     11,823
   360,682    Global Payments, Inc.                                                             27,874
   390,052    PayPal Holdings, Inc.*                                                            15,516
   137,116    Total System Services, Inc.                                                        6,949
    70,372    Vantiv, Inc. "A"*                                                                  4,380
   470,423    Visa, Inc. "A"                                                                    38,909
   111,221    WEX, Inc.*                                                                        12,716
                                                                                            ----------
                                                                                               162,014
                                                                                            ----------
              ELECTRONIC COMPONENTS (3.9%)
   157,500    Alps Electric Co., Ltd.                                                            4,206
    74,000    Chunghwa Precision Test Tech. Co., Ltd.(a)                                         2,643
   117,893    Largan Precision Co., Ltd.(a)                                                     16,831
 2,320,860    Sunny Optical Technology Group Co., Ltd.(a)                                       13,620
10,320,000    Tongda Group Holdings Ltd.(a)                                                      2,887
                                                                                            ----------
                                                                                                40,187
                                                                                            ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
    28,052    Coherent, Inc.*                                                                    4,425
    60,136    Itron, Inc.*                                                                       3,710
   338,063    VeriFone Systems, Inc.*                                                            6,143
                                                                                            ----------
                                                                                                14,278
                                                                                            ----------
              ELECTRONIC MANUFACTURING SERVICES (1.7%)
 1,115,546    Flex Ltd.*                                                                        17,480
                                                                                            ----------
              HOME ENTERTAINMENT SOFTWARE (0.8%)
    46,058    Electronic Arts, Inc.*                                                             3,843
   154,100    Nexon Co., Ltd.                                                                    2,350
    10,548    Nintendo Co., Ltd.                                                                 2,160
                                                                                            ----------
                                                                                                 8,353
                                                                                            ----------
              INTERNET SOFTWARE & SERVICES (10.1%)
    75,800    Akamai Technologies, Inc.*                                                         5,199
   122,524    Alibaba Group Holding Ltd. ADR*                                                   12,413
    11,217    Alphabet, Inc. "A"*                                                                9,200
   151,029    Dropbox, Inc., acquired 5/01/2012; cost $1,367*(c),(d),(e)                         1,692
   213,438    Facebook, Inc. "A"*                                                               27,815
   102,225    GrubHub, Inc.*                                                                     4,248
    43,305    J2 Global, Inc.                                                                    3,629
 1,053,085    Just Eat plc*                                                                      7,147

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
   151,427    Nutanix, Inc. "A", acquired 8/25/2014 - 9/30/2016; cost $2,029*(c),(e)        $    4,584
   487,812    Tencent Holdings Ltd.(a)                                                          12,728
   147,913    Wix.com Ltd.*                                                                      7,773
   216,035    Zillow Group, Inc.*                                                                7,643
                                                                                            ----------
                                                                                               104,071
                                                                                            ----------
              IT CONSULTING & OTHER SERVICES (2.0%)
    97,794    Accenture plc "A"                                                                 11,136
   189,083    Cognizant Technology Solutions Corp. "A"*                                          9,944
                                                                                            ----------
                                                                                                21,080
                                                                                            ----------
              SEMICONDUCTOR EQUIPMENT (1.7%)
    65,622    ASML Holding N.V.                                                                  7,967
   365,579    FormFactor, Inc.*                                                                  4,551
    69,015    MKS Instruments, Inc.                                                              4,548
                                                                                            ----------
                                                                                                17,066
                                                                                            ----------
              SEMICONDUCTORS (12.2%)
   154,176    Analog Devices, Inc.                                                              11,554
   103,512    Broadcom Ltd.                                                                     20,651
   211,304    Cavium Networks, Inc.*                                                            13,990
   148,158    Integrated Device Technology, Inc.*                                                3,732
   358,873    Intel Corp.                                                                       13,214
   331,839    Land Mark Optoelectronics Corp.(a)                                                 2,939
   235,385    MACOM Technology Solutions Holdings, Inc.*                                        11,193
   308,366    MaxLinear, Inc. "A"*                                                               7,888
   141,981    Microchip Technology, Inc.                                                         9,562
   164,653    Micron Technology, Inc.*                                                           3,970
   652,326    Parade Technologies Ltd.(a)                                                        6,731
 2,047,700    Semiconductor Manufacturing International Corp.*(a)                                2,804
   293,000    Silergy Corp.(a)                                                                   4,454
 1,536,655    Taiwan Semiconductor Manufacturing Co., Ltd.(a)                                    9,158
   191,106    Tower Semiconductor Ltd.*                                                          4,053
                                                                                            ----------
                                                                                               125,893
                                                                                            ----------
              SYSTEMS SOFTWARE (1.5%)
   171,910    ServiceNow, Inc.*                                                                 15,578
                                                                                            ----------
              TECHNOLOGY DISTRIBUTORS (0.3%)
   411,201    Kingpak Technology, Inc.(a)                                                        2,825
                                                                                            ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (6.3%)
   109,134    Apple, Inc.                                                                       13,243
 1,119,000    Catcher Technology Co., Ltd.(a)                                                    9,151
   639,206    Pure Storage, Inc. "A"*                                                            7,268
     6,642    Samsung Electronics Co., Ltd.                                                     11,277

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
   183,116    Seagate Technology plc                                                        $    8,268
   190,218    Western Digital Corp.                                                             15,166
                                                                                            ----------
                                                                                                64,373
                                                                                            ----------
              Total Information Technology                                                     655,593
                                                                                            ----------
              Total Common Stocks (cost: $787,818)                                           1,014,656
                                                                                            ----------

              PREFERRED STOCKS (0.7%)

              INDUSTRIALS (0.1%)
              ------------------
              INDUSTRIAL MACHINERY (0.1%)
    37,837    Cloudera, Inc. "F", acquired 2/05/2014; cost $551*(c),(d),(e)                        696
                                                                                            ----------
              INFORMATION TECHNOLOGY (0.6%)
              -----------------------------
              INTERNET SOFTWARE & SERVICES (0.6%)
   133,140    Uber Technologies, Inc., acquired 6/05/2014; cost $2,065*(c),(d),(e)               6,493
                                                                                            ----------
              Total Preferred Stocks (cost: $2,616)                                              7,189
                                                                                            ----------
              Total Equity Securities (cost: $790,434)                                       1,021,845
                                                                                            ----------

              MONEY MARKET INSTRUMENTS (1.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.3%)
12,914,691    State Street Institutional Treasury Money Market Fund Premier
                 Class, 0.42%(f) (cost: $12,915)                                                12,914
                                                                                            ----------

              TOTAL INVESTMENTS (COST: $803,349)                                            $1,034,759
                                                                                            ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
ASSETS                                  LEVEL 1            LEVEL 2            LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $914,745            $98,219             $1,692       $1,014,656
  Preferred Stocks                            -                  -              7,189            7,189

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                   12,914                  -                  -           12,914
------------------------------------------------------------------------------------------------------
Total                                  $927,659            $98,219             $8,881       $1,034,759
------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------
                                 RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------
($ IN 000s)                                                        COMMON STOCKS      PREFERRED STOCKS
------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                               $1,501               $ 9,234
Purchases                                                                      -                     -
Sales                                                                          -                (2,029)
Transfers into Level 3                                                         -                     -
Transfers out of Level 3                                                       -                     -
Net realized gain (loss) on investments                                        -                     -
Change in net unrealized appreciation/(depreciation) of investments          191                   (16)
------------------------------------------------------------------------------------------------------
Balance as of January 31, 2017                                            $1,692               $ 7,189
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------
For the period of August 1, 2016, through January 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                           TRANSFERS               TRANSFERS                TRANSFERS
                                        INTO (OUT OF)           INTO (OUT OF)            INTO (OUT OF)
ASSETS ($ IN 000s)                           LEVEL 1                 LEVEL 2                  LEVEL 3
------------------------------------------------------------------------------------------------------
Common Stocks(I)                            $(86,886)                $86,886                       $-
------------------------------------------------------------------------------------------------------
Total                                       $(86,886)                $86,886                       $-
------------------------------------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets.

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

------------------------------------------------------------------------------------------------------
                   QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
------------------------------------------------------------------------------------------------------
                        FAIR VALUE AT                                 SIGNIFICANT
                      JANUARY 31, 2017        VALUATION              UNOBSERVABLE
ASSETS                  ($ IN 000's)         TECHNIQUE(S)              INPUT(S)               RANGE
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
Common Stocks              $1,692               Market            Revenue Multiple(a)      4.2x - 8.0x
                                              Comparables
                                                                  Discount for lack
                                                                    of marketability(b)        10%
------------------------------------------------------------------------------------------------------
Preferred Stocks            $696                Market            Revenue Multiple(a)      4.9x - 6.6x
                                              Comparables
                                                                  Discount for lack
                                                                    of marketability(b)        10%
------------------------------------------------------------------------------------------------------

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

 ** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.0% of net assets at January 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Securities with a value of $98,219,000, which represented 9.5% of the Fund's net assets, were classified as Level 2 at January 31, 2017, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

         Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2017, was $13,465,000, which represented 1.3% of the Fund's net assets.

    (d) Security was fair valued at January 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $8,881,000, which represented 0.9% of the Fund's net assets.

    (e) Restricted security that is not registered under the Securities Act of 1933.

    (f) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $803,349)                              $1,034,759
   Cash                                                                                               47
   Receivables:
       Capital shares sold                                                                           427
       Dividends and interest                                                                        165
       Securities sold                                                                            40,966
                                                                                              ----------
           Total assets                                                                        1,076,364
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       45,577
       Capital shares redeemed                                                                     1,147
   Accrued management fees                                                                           680
   Accrued transfer agent's fees                                                                      53
   Other accrued expenses and payables                                                               147
                                                                                              ----------
           Total liabilities                                                                      47,604
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,028,760
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  769,559
   Accumulated undistributed net investment loss                                                  (3,419)
   Accumulated net realized gain on investments                                                   31,211
   Net unrealized appreciation of investments                                                    231,410
   Net unrealized depreciation of foreign currency translations                                       (1)
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,028,760
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $927,410/41,424
           capital shares outstanding, no par value)                                          $    22.39
                                                                                              ==========
       Adviser Shares (net assets of $101,350/4,612
           capital shares outstanding, no par value)                                          $    21.98
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $207)                                             $ 4,957
   Interest                                                                                           29
                                                                                                 -------
           Total income                                                                            4,986
                                                                                                 -------
EXPENSES
   Management fees                                                                                 4,117
   Administration and servicing fees:
       Fund Shares                                                                                   708
       Adviser Shares                                                                                 82
   Transfer agent's fees:
       Fund Shares                                                                                   740
       Adviser Shares                                                                                 94
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                                137
   Custody and accounting fees:
       Fund Shares                                                                                   127
       Adviser Shares                                                                                 14
   Postage:
       Fund Shares                                                                                    43
       Adviser Shares                                                                                  3
   Shareholder reporting fees:
       Fund Shares                                                                                    22
       Adviser Shares                                                                                  2
   Trustees' fees                                                                                     15
   Registration fees:
       Fund Shares                                                                                    22
       Adviser Shares                                                                                 21
   Professional fees                                                                                  81
   Other                                                                                              14
                                                                                                 -------
           Total expenses                                                                          6,242
   Expenses paid indirectly:
       Fund Shares                                                                                   (14)
       Adviser Shares                                                                                 (2)
                                                                                                 -------
           Net expenses                                                                            6,226
                                                                                                 -------
NET INVESTMENT LOSS                                                                               (1,240)
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                                                64,863
       Foreign currency transactions                                                                  85
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                (6,056)
       Foreign currency translations                                                                  (6)
                                                                                                 -------
           Net realized and unrealized gain                                                       58,886
                                                                                                 -------
   Increase in net assets resulting from operations                                              $57,646
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                         1/31/2017             7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                                  $   (1,240)           $   (2,646)
   Net realized gain on investments                                         64,863                10,948
   Net realized gain (loss) on foreign currency transactions                    85                   (67)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                           (6,056)                8,465
      Foreign currency translations                                             (6)                   10
                                                                        --------------------------------
      Increase in net assets resulting from operations                      57,646                16,710
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains:
      Fund Shares                                                          (36,810)              (54,146)
      Adviser Shares                                                        (4,095)               (7,785)
                                                                        --------------------------------
      Distributions to shareholders                                        (40,905)              (61,931)
                                                                        --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              10,367                85,968
   Adviser Shares                                                          (22,407)                7,532
                                                                        --------------------------------
      Total net increase (decrease) in net assets
         from capital share transactions                                   (12,040)               93,500
                                                                        --------------------------------
   Capital contribution from USAA Transfer Agency
   Company:
      Fund Shares                                                                -                     6
                                                                        --------------------------------
   Net increase in net assets                                                4,701                48,285

NET ASSETS
   Beginning of period                                                   1,024,059               975,774
                                                                        --------------------------------
   End of period                                                        $1,028,760            $1,024,059
                                                                        ================================
Accumulated undistributed net investment loss:
   End of period                                                        $   (3,419)           $   (2,179)
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

24   | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

        categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is valued at direct offering price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Adviser Shares by $14,000 and $2,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $4,000, which represents 1.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $489,934,000 and $525,950,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $262,460,000 and $31,050,000, respectively, resulting in net unrealized appreciation of $231,410,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                                SIX-MONTH
                                              PERIOD ENDED                            YEAR ENDED
                                            JANUARY 31, 2017                        JULY 31, 2016
--------------------------------------------------------------------------------------------------------
                                        SHARES             AMOUNT             SHARES             AMOUNT
                                        ----------------------------------------------------------------
FUND SHARES:
Shares sold                              4,560           $ 100,793             9,653           $ 203,339
Shares issued from
  reinvested dividends                   1,687              36,119             2,467              52,725
Shares redeemed                         (5,755)           (126,545)           (8,196)           (170,096)
                                        ----------------------------------------------------------------
Net increase from capital
  share transactions                       492           $  10,367             3,924           $  85,968
                                        ================================================================
ADVISER SHARES:
Shares sold                                870           $  19,121             3,097           $  64,168
Shares issued from
  reinvested dividends                     191               4,015               332               6,995
Shares redeemed                         (2,099)            (45,543)           (3,137)            (63,631)
                                        ----------------------------------------------------------------
Net increase (decrease) from capital
  share transactions                    (1,038)          $ (22,407)              292           $   7,532
                                        ================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $4,117,000, which included a performance adjustment for the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Adviser Shares of $149,000 and $15,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.03%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,890,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended January 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $708,000 and $82,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - Effective December 1, 2016, the Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.40% of its average net assets, excluding

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017, the Adviser Shares incurred reimbursable expenses of less than $500, of which all was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $740,000 and $94,000, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $137,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                                 YEAR ENDED JULY 31,
                               ----------------------------------------------------------------------------------------
                                   2017            2016            2015            2014            2013            2012
                               ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  22.03        $  23.07        $  20.96        $  17.78        $  14.24        $  13.26
                               ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.02)           (.01)            .27            (.09)(b)         .03(a)         (.02)
 Net realized and
   unrealized gain                 1.25             .37            4.35            4.86 (b)        3.51            1.00
                               ----------------------------------------------------------------------------------------
Total from investment
  operations                       1.23             .36            4.62            4.77(b)         3.54             .98
                               ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -               -            (.31)           (.40)              -               -
  Realized capital gains           (.87)          (1.40)          (2.20)          (1.19)              -               -
                               ----------------------------------------------------------------------------------------
Total distributions                (.87)          (1.40)          (2.51)          (1.59)              -               -
                               ----------------------------------------------------------------------------------------
Net asset value at
  end of period                $  22.39        $  22.03        $  23.07        $  20.96        $  17.78        $  14.24
                               ========================================================================================
Total return (%)*                  5.79            1.74           23.45           27.94           24.86            7.39
Net assets at end
  of period (000)              $927,410        $901,629        $853,755        $589,615        $436,613        $354,495
Ratios to average
  net assets:**
  Expenses (%)(c)                  1.15(d)         1.17            1.18            1.24            1.34            1.38
  Net investment
    income (loss) (%)              (.21)(d)        (.24)            .52            (.44)           (.08)           (.30)
Portfolio turnover (%)               48              83              73              91              93              77

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $936,516,000.
(a) Reflected a net realized and unrealized gain per share, whereas the Statement of Operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                                 YEAR ENDED JULY 31,
                               ----------------------------------------------------------------------------------------
                                   2017            2016            2015            2014            2013            2012
                               ----------------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  21.67        $  22.77        $  20.78         $ 17.64          $14.16          $13.22
                               ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.06)           (.07)            .13(b)         (.12)(b)         .00(a)         (.05)
  Net realized and
    unrealized gain                1.24             .37            4.39(b)         4.82(b)         3.48             .99
                               ----------------------------------------------------------------------------------------
Total from investment
  operations                       1.18             .30            4.52(b)         4.70(b)         3.48             .94
                               ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               -               -            (.33)           (.37)              -               -
  Realized capital gains           (.87)          (1.40)          (2.20)          (1.19)              -               -
                               ----------------------------------------------------------------------------------------
Total distributions                (.87)          (1.40)          (2.53)          (1.56)              -               -
                               ----------------------------------------------------------------------------------------
Net asset value
  at end of period             $  21.98        $  21.67        $  22.77         $ 20.78          $17.64          $14.16
                               ========================================================================================
Total return (%)*                  5.65            1.48           23.18           27.73           24.58            7.11
Net assets at end of
  period (000)                 $101,350        $122,430        $122,019         $17,901          $8,815          $6,940
Ratios to average
  net assets:**
  Expenses (%)(c)                  1.44(d),(f)     1.42            1.42            1.41(e)         1.56            1.63
  Expenses, excluding
    reimbursements (%)(c)          1.44(d)         1.42            1.42            1.41            1.56            1.63
  Net investment
    income (loss) (%)              (.48)(d)        (.50)            .59            (.61)           (.30)           (.55)
Portfolio turnover (%)               48              83              73              91              93              77

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $108,545,000.
(a) Represents less than $0.01 per share.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.
(f) Effective December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average net assets.

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2016 -
                                         AUGUST 1, 2016        JANUARY 31, 2017        JANUARY 31, 2017
                                         ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,057.90                 $5.97

Hypothetical
  (5% return before expenses)               1,000.00                1,019.41                  5.85

ADVISER SHARES
Actual                                      1,000.00                1,056.50**                7.46**

Hypothetical
  (5% return before expenses)               1,000.00                1,017.95**                7.32**

 * Expenses are equal to the Fund's annualized expense ratio of 1.15% for Fund Shares and 1.44% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.79% for Fund Shares and 5.65% for Adviser Shares for the six-month period of August 1, 2016, through January 31, 2017.

** The Funds' annualized expense ratio of 1.44% for the Adviser Shares above reflects a change effective December 1, 2016, where the Manager voluntarily agreed to limit the total annual operating expenses of the Adviser Shares to 1.40% of the Adviser Shares' average net assets. Had the expense limitation been in effect for the entire six-month period of August 1, 2016, through January 31, 2017, the values in the table above would be as shown below.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING               DURING PERIOD
                                          ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2016 -
                                         AUGUST 1, 2016        JANUARY 31, 2017        JANUARY 31, 2017
                                         ---------------------------------------------------------------
ADVISER SHARES
Actual                                     $1,000.00              $1,056.50                  $7.26

Hypothetical
 (5% return before expenses)                1,000.00               1,018.15                   7.12

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   31704-0317                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

 ============================================================

       SEMIANNUAL REPORT
       USAA VALUE FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JANUARY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A DIVERSIFIED PORTFOLIO BASED ON ONE'S
INDIVIDUAL GOALS, TIME HORIZON, AND RISK            [PHOTO OF BROOKS ENGLEHARDT]
TOLERANCE IS A GOOD WAY TO INVEST FOR THE
LONG TERM."

--------------------------------------------------------------------------------

MARCH 2017

Where do we go from here?

When the reporting period ended on January 31, 2017, U.S. stock prices were near all-time highs. Interest rates, especially those on bonds with intermediate-and longer-term maturities, were higher than they had been at the beginning of the reporting period. Bond prices, which move in the opposite direction of bond rates, were lower. A notable exception: high-yield corporate bonds, which recorded gains during the reporting period.

None of this could have been foreseen during the summer of 2016. At the time, U.S. stocks were trading in a rather narrow range and continued to do so until just before the November 2016 U.S. presidential election. U.S. stocks rallied strongly after Donald Trump prevailed on Election Day, as investors appeared to like the President-elect's promises of lower tax rates, less regulation, and more fiscal stimulus through infrastructure spending. U.S. stocks continued to rise through December 2016, hitting new highs in January 2017.

Interest rates edged up during the summer and fall of 2016, amid improving U.S. economic data and speculation about Federal Reserve (the Fed) monetary policy. After the November 2016 election, interest rates increased, rising further in anticipation of a December 2016 interest rate hike by the Fed. In December 2016, the Fed raised short-term interest rates by 0.25% and indicated that three interest rate increases were possible for 2017. Although interest rates trended down in the final days of the reporting period, they increased again after the Fed determined not to raise interest rates at its February 1, 2017 policy meeting and investors focused on a possible interest rate increase in the spring or summer of 2017.

Looking ahead, we are optimistic about the future, but it is prudent to remain cautious. At USAA Investments, we see a number of factors that could affect the financial markets. Disappointing economic data is one--the U.S. economy grew just 1.9% in the fourth quarter of 2016, down from 3.5% in the third quarter. Uncertainties surrounding the Trump administration, is another, as it has staked out an economic growth agenda, but has not spelled out priorities and specifics.

================================================================================

================================================================================

At the end of the reporting period, U.S. stock prices appeared rather high. We believe that earnings news in the coming months will have to be good to support continued price appreciation. Additionally, stock investors will likely keep viewing the new administration's words and actions through an economic growth prism. We can expect the various sectors of the stock market to react in different ways to potential changes.

As for the bond market, we believe that Fed interest rate increases during 2017 could add to short-term pressures. However, we see little reason to worry about rising yields, as long as they do not rise too quickly. At USAA Investments, we believe interest rates are likely to increase on a gradual basis; the economy is still growing slowly and inflation remains on the low side. However, as interest rates rise, the cost of borrowing may increase so we consider it a good time to look at reducing variable-rate debt. Additionally, while rising yields will push down bond prices, the result is more income for bond investors. Bonds also continue to play an important role in a diversified portfolio, as they can offset the potential volatility of stock holdings.

In this environment, we expect uncertainty to persist, so we think it's important to make sure your financial house is in order. As we write to you, tax season is on the horizon. You may be preparing to make contributions to your IRA. It could also be a good time to do some goal planning, including a review of your investment strategy to make sure it still suits your objectives, time horizon, and tolerance for risk. A diversified portfolio based on one's individual goals, time horizon, and risk tolerance is a good way to invest for the long term. If you are uneasy about market risk in general or have concerns about too much exposure to specific asset classes, please call USAA to speak with an advisor.

Rest assured that we will continue to monitor economic conditions, Fed policy, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help you work toward your financial goals.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         20

    Financial Statements                                                      21

    Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                               42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

202729-0317

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VALUE FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Barrow, Hanley, Mewhinney & Strauss, LLC

    MARK GIAMBRONE                                 JOHN P. HARLOE, CFA
    JEFF G. FAHRENBRUCH, CFA                       LEWIS ROPP
    DAVID W. GANUCHEAU, CFA                        CORY L. MARTIN
    JAMES S. McCLURE, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016 the equity markets began to experience volatility. Speculation over a potential Federal Reserve (the Fed) interest rate hike initially led to a decline, but the market experienced strong gains over the second half of the reporting period, driven by continued economic improvement and the November 8, 2016 U.S. elections. The results of the elections led to speculation around stronger economic growth going forward with the Republicans winning the presidential election as well as maintaining majorities in both houses of Congress.

    The strongest gains for the reporting period were concentrated in financials and cyclical areas, which were seen as being in the best position to benefit from elevated stimulus and growth including energy, materials, and industrials. Health care stocks lagged the broader market, likely due to ongoing headlines around drug pricing and post-election uncertainty around the future of the Affordable Care Act. Interest-rate-sensitive sectors such as real estate and utilities also underperformed as investors began to anticipate potential interest rate increases by the Fed. For the reporting period ended January 31, 2017, all broad-based U.S. stock indexes finished comfortably in double-digit positive territory.

================================================================================

2  | USAA VALUE FUND

================================================================================

o   HOW DID THE USAA VALUE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. At the end of the reporting period, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 9.92%, 10.00%, and 9.81%, respectively. This compares to returns of 8.71% for the Russell 3000(R) Value Index (the Index) and 9.41% for the Lipper Multi-Cap Value Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

O   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Throughout the reporting period, the Fund remained positioned to benefit from gradual economic improvement and an accompanying rise in market interest rate levels. In this position, returns for the Fund versus the benchmark were supported by underweight exposure to "bond substitute" areas of the market including the utilities, real estate investment trusts, and consumer staples sectors. The Fund's industrials sector exposure added to relative performance as cyclical areas of the market benefited post-election. Selection within the information technology sector also added to relative performance, as the Fund held a number of names positioned to benefit from the long-term trends toward automation and cloud-based delivery of software and services. The Fund's health care sector position detracted from performance, as that sector was negatively affected by post-election uncertainty around the new administration's policy plans. In addition, while overweight in

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    lenders, the Fund was underweight in the broader financials sector, which benefited from the outlook for higher interest rates.

    Specific holdings within the financials sector contributed to performance including banking services conglomerate PNC Financial Services Group, Inc., and consumer lending giant Capital One Financial Corp. International building materials conglomerate CRH plc ADR benefited from the outlook for stepped up infrastructure spending, while General Dynamics Corp., saw its shares rise on speculation over increased defense spending. The leading detractors were concentrated heavily within the health care sector, and included drug giant Teva Pharmaceutical Industries Ltd. ADR, health care services company Cardinal Health, Inc., pharmaceutical chain CVS Health Corp., benefits manager Express Scripts Holding Co., and multinational drug company Sanofi ADR.

    We believe the Fund continues to be positioned for an improving economic backdrop and interest rate increases. Overall, BHMS maintains a preference for economically sensitive sectors where it sees long-term value, such as industrials, consumer discretionary, health care, and financials. While healthcare stocks have lagged in recent quarters, we believe the long-term outlook is favorable and are maintaining a significant weighting in the healthcare sector. BHMS has begun to build the Fund's position within the energy sector with a focus on strong balance sheets and predictable production, while remaining focused on relative value. As always, the Fund will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

4  | USAA VALUE FUND

================================================================================

INVESTMENT OVERVIEW

USAA VALUE FUND SHARES (FUND SHARES)
(Ticker Symbol: UVALX)

--------------------------------------------------------------------------------
                                       1/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                         $882.8 Million                $807.1 Million
Net Asset Value Per Share             $20.47                         $19.41

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*           1 YEAR            5 YEARS            10 YEARS
        9.92%                  23.26%             12.55%              6.13%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    14.35%                           13.23%                           6.18%

--------------------------------------------------------------------------------
                              EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                         1.11%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016 and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                     LIPPER MULTI-CAP
                               USAA VALUE                  RUSSELL 3000                 VALUE FUNDS
                              FUND SHARES                  VALUE INDEX                    INDEX
 1/31/2007                    $10,000.00                   $10,000.00                   $10,000.00
 2/28/2007                      9,927.00                     9,847.12                     9,829.01
 3/31/2007                     10,112.00                     9,996.32                     9,912.67
 4/30/2007                     10,449.00                    10,341.59                    10,319.86
 5/31/2007                     10,872.00                    10,715.18                    10,714.35
 6/30/2007                     10,687.00                    10,464.97                    10,524.59
 7/31/2007                     10,178.00                     9,946.45                    10,036.47
 8/31/2007                     10,231.00                    10,065.06                    10,056.54
 9/30/2007                     10,456.00                    10,386.36                    10,322.19
10/31/2007                     10,528.00                    10,396.38                    10,364.75
11/30/2007                     10,145.00                     9,866.61                     9,839.38
12/31/2007                      9,962.00                     9,772.04                     9,730.88
 1/31/2008                      9,597.00                     9,379.89                     9,259.25
 2/29/2008                      9,198.00                     8,988.48                     8,931.29
 3/31/2008                      8,854.00                     8,936.67                     8,753.14
 4/30/2008                      9,295.00                     9,360.19                     9,200.43
 5/31/2008                      9,515.00                     9,371.31                     9,365.34
 6/30/2008                      8,613.00                     8,474.70                     8,500.73
 7/31/2008                      8,565.00                     8,479.74                     8,406.99
 8/31/2008                      8,696.00                     8,644.74                     8,501.66
 9/30/2008                      8,008.00                     8,028.68                     7,714.48
10/31/2008                      6,570.00                     6,620.33                     6,300.41
11/30/2008                      6,082.00                     6,121.76                     5,881.73
12/31/2008                      6,368.00                     6,229.52                     6,067.31
 1/31/2009                      5,882.00                     5,499.10                     5,546.31
 2/28/2009                      5,150.00                     4,762.04                     4,936.35
 3/31/2009                      5,601.00                     5,170.46                     5,365.99
 4/30/2009                      6,241.00                     5,745.98                     5,949.49
 5/31/2009                      6,530.00                     6,081.95                     6,304.89
 6/30/2009                      6,593.00                     6,039.52                     6,262.00
 7/31/2009                      7,268.00                     6,549.53                     6,775.45
 8/31/2009                      7,585.00                     6,889.55                     7,067.85
 9/30/2009                      7,789.00                     7,162.00                     7,352.12
10/31/2009                      7,613.00                     6,922.11                     7,168.03
11/30/2009                      8,092.00                     7,298.99                     7,486.67
12/31/2009                      8,326.00                     7,460.57                     7,680.41
 1/31/2010                      8,155.00                     7,250.03                     7,469.57
 2/28/2010                      8,454.00                     7,487.59                     7,711.88
 3/31/2010                      8,960.00                     7,986.20                     8,155.23
 4/30/2010                      9,152.00                     8,222.48                     8,350.46
 5/31/2010                      8,411.00                     7,544.97                     7,654.71
 6/30/2010                      7,834.00                     7,100.51                     7,181.05
 7/31/2010                      8,419.00                     7,583.27                     7,673.32
 8/31/2010                      7,906.00                     7,239.45                     7,303.74
 9/30/2010                      8,703.00                     7,817.56                     7,937.23
10/31/2010                      8,924.00                     8,057.51                     8,206.39
11/30/2010                      8,974.00                     8,034.51                     8,170.15
12/31/2010                      9,667.00                     8,671.19                     8,797.18
 1/31/2011                      9,969.00                     8,851.65                     8,993.35
 2/28/2011                     10,285.00                     9,188.07                     9,317.04
 3/31/2011                     10,364.00                     9,232.02                     9,409.02
 4/30/2011                     10,659.00                     9,469.86                     9,659.41
 5/31/2011                     10,551.00                     9,364.05                     9,521.00
 6/30/2011                     10,379.00                     9,168.83                     9,319.28
 7/31/2011                      9,882.00                     8,864.80                     8,990.90
 8/31/2011                      9,206.00                     8,292.76                     8,291.01
 9/30/2011                      8,430.00                     7,643.82                     7,501.37
10/31/2011                      9,480.00                     8,536.40                     8,439.15
11/30/2011                      9,494.00                     8,494.30                     8,383.83
12/31/2011                      9,626.00                     8,662.44                     8,435.05
 1/31/2012                     10,041.00                     9,009.62                     8,915.11
 2/29/2012                     10,485.00                     9,350.69                     9,332.67
 3/31/2012                     10,813.00                     9,628.89                     9,547.49
 4/30/2012                     10,616.00                     9,527.45                     9,429.60
 5/31/2012                      9,903.00                     8,966.91                     8,751.52
 6/30/2012                     10,281.00                     9,410.96                     9,099.42
 7/31/2012                     10,354.00                     9,493.68                     9,136.85
 8/31/2012                     10,602.00                     9,706.31                     9,412.04
 9/30/2012                     10,857.00                    10,017.27                     9,668.88
10/31/2012                     10,806.00                     9,962.29                     9,633.45
11/30/2012                     10,849.00                     9,960.74                     9,672.92
12/31/2012                     11,022.00                    10,182.52                     9,888.74
 1/31/2013                     11,613.00                    10,840.14                    10,523.84
 2/28/2013                     11,761.00                    10,993.30                    10,656.88
 3/31/2013                     12,264.00                    11,430.52                    11,107.31
 4/30/2013                     12,478.00                    11,589.13                    11,247.10
 5/31/2013                     12,944.00                    11,890.23                    11,620.94
 6/30/2013                     12,855.00                    11,789.74                    11,471.99
 7/31/2013                     13,580.00                    12,435.78                    12,110.98
 8/31/2013                     13,166.00                    11,957.86                    11,742.56
 9/30/2013                     13,661.00                    12,288.10                    12,141.81
10/31/2013                     14,164.00                    12,815.05                    12,668.57
11/30/2013                     14,674.00                    13,183.92                    13,023.16
12/31/2013                     14,973.00                    13,510.91                    13,328.48
 1/31/2014                     14,397.00                    13,027.65                    12,868.66
 2/28/2014                     15,050.00                    13,593.63                    13,429.41
 3/31/2014                     15,304.00                    13,905.65                    13,656.71
 4/30/2014                     15,189.00                    13,998.62                    13,691.16
 5/31/2014                     15,419.00                    14,194.62                    13,943.33
 6/30/2014                     15,788.00                    14,585.34                    14,307.63
 7/31/2014                     15,373.00                    14,285.58                    13,976.41
 8/31/2014                     15,911.00                    14,818.09                    14,491.92
 9/30/2014                     15,488.00                    14,458.31                    14,045.96
10/31/2014                     15,880.00                    14,834.48                    14,294.31
11/30/2014                     16,188.00                    15,109.04                    14,582.40
12/31/2014                     16,231.00                    15,226.23                    14,646.53
 1/31/2015                     15,627.00                    14,615.57                    14,166.11
 2/28/2015                     16,610.00                    15,320.58                    14,950.39
 3/31/2015                     16,449.00                    15,148.20                    14,829.58
 4/30/2015                     16,578.00                    15,252.75                    14,938.81
 5/31/2015                     16,836.00                    15,431.62                    15,119.59
 6/30/2015                     16,594.00                    15,148.65                    14,827.53
 7/31/2015                     16,522.00                    15,175.12                    14,843.86
 8/31/2015                     15,659.00                    14,283.95                    14,017.11
 9/30/2015                     15,079.00                    13,847.63                    13,476.74
10/31/2015                     16,143.00                    14,870.81                    14,443.80
11/30/2015                     16,183.00                    14,956.60                    14,464.24
12/31/2015                     15,666.00                    14,597.33                    13,983.01
 1/31/2016                     14,714.00                    13,825.41                    13,072.78
 2/29/2016                     14,654.00                    13,829.41                    13,138.73
 3/31/2016                     15,564.00                    14,837.22                    14,134.12
 4/30/2016                     15,938.00                    15,149.06                    14,469.09
 5/31/2016                     16,099.00                    15,387.69                    14,618.58
 6/30/2016                     15,912.00                    15,514.85                    14,522.57
 7/31/2016                     16,499.00                    15,993.56                    15,038.93
 8/31/2016                     16,686.00                    16,137.33                    15,159.58
 9/30/2016                     16,601.00                    16,115.85                    15,124.29
10/31/2016                     16,414.00                    15,845.03                    14,933.99
11/30/2016                     17,680.00                    16,840.20                    15,919.41
12/31/2016                     17,914.00                    17,283.18                    16,267.45
 1/31/2017                     18,135.00                    17,386.19                    16,454.65

                                   [END CHART]

                       Data from 1/31/07 to 1/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

o The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA VALUE FUND

================================================================================

USAA VALUE FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIVAX)

--------------------------------------------------------------------------------
                                       1/31/17                     7/31/16
--------------------------------------------------------------------------------
Net Assets                          $566.6 Million             $522.7 Million
Net Asset Value Per Share               $20.45                     $19.40

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR       5 YEARS       SINCE INCEPTION 8/01/08
         10.00%            23.42%        12.68%                9.42%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                   SINCE INCEPTION 8/01/08
    14.50%                   13.36%                            9.36%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                                     0.98%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            USAA VALUE FUND                                          LIPPER MULTI-CAP
                             INSTITUTIONAL                 RUSSELL 3000                 VALUE FUNDS
                                SHARES                     VALUE INDEX                     INDEX
 7/31/2008                    $10,000.00                    $10,000.00                  $10,000.00
 8/31/2008                     10,177.00                     10,194.58                   10,112.61
 9/30/2008                      9,372.00                      9,468.06                    9,176.26
10/31/2008                      7,689.00                      7,807.23                    7,494.25
11/30/2008                      7,118.00                      7,219.27                    6,996.23
12/31/2008                      7,455.00                      7,346.36                    7,216.98
 1/31/2009                      6,886.00                      6,484.98                    6,597.26
 2/28/2009                      6,036.00                      5,615.79                    5,871.72
 3/31/2009                      6,556.00                      6,097.43                    6,382.76
 4/30/2009                      7,306.00                      6,776.13                    7,076.84
 5/31/2009                      7,644.00                      7,172.33                    7,499.57
 6/30/2009                      7,727.00                      7,122.30                    7,448.56
 7/31/2009                      8,518.00                      7,723.74                    8,059.30
 8/31/2009                      8,898.00                      8,124.71                    8,407.11
 9/30/2009                      9,137.00                      8,446.01                    8,745.24
10/31/2009                      8,931.00                      8,163.12                    8,526.27
11/30/2009                      9,500.00                      8,607.55                    8,905.29
12/31/2009                      9,771.00                      8,798.10                    9,135.74
 1/31/2010                      9,570.00                      8,549.82                    8,884.95
 2/28/2010                      9,922.00                      8,829.97                    9,173.17
 3/31/2010                     10,516.00                      9,417.97                    9,700.54
 4/30/2010                     10,750.00                      9,696.61                    9,932.75
 5/31/2010                      9,871.00                      8,897.64                    9,105.17
 6/30/2010                      9,202.00                      8,373.50                    8,541.76
 7/31/2010                      9,888.00                      8,942.81                    9,127.30
 8/31/2010                      9,286.00                      8,537.34                    8,687.70
 9/30/2010                     10,231.00                      9,219.10                    9,441.23
10/31/2010                     10,490.00                      9,502.06                    9,761.38
11/30/2010                     10,557.00                      9,474.94                    9,718.28
12/31/2010                     11,372.00                     10,225.77                   10,464.12
 1/31/2011                     11,727.00                     10,438.58                   10,697.46
 2/28/2011                     12,108.00                     10,835.32                   11,082.49
 3/31/2011                     12,202.00                     10,887.14                   11,191.90
 4/30/2011                     12,549.00                     11,167.62                   11,489.74
 5/31/2011                     12,422.00                     11,042.85                   11,325.09
 6/30/2011                     12,218.00                     10,812.63                   11,085.16
 7/31/2011                     11,643.00                     10,454.09                   10,694.55
 8/31/2011                     10,847.00                      9,779.49                    9,862.03
 9/30/2011                      9,932.00                      9,014.21                    8,922.77
10/31/2011                     11,169.00                     10,066.81                   10,038.24
11/30/2011                     11,185.00                     10,017.17                    9,972.45
12/31/2011                     11,351.00                     10,215.45                   10,033.37
 1/31/2012                     11,840.00                     10,624.87                   10,604.40
 2/29/2012                     12,365.00                     11,027.09                   11,101.08
 3/31/2012                     12,751.00                     11,355.17                   11,356.60
 4/30/2012                     12,519.00                     11,235.54                   11,216.37
 5/31/2012                     11,686.00                     10,574.51                   10,409.81
 6/30/2012                     12,124.00                     11,098.16                   10,823.63
 7/31/2012                     12,219.00                     11,195.72                   10,868.15
 8/31/2012                     12,511.00                     11,446.46                   11,195.49
 9/30/2012                     12,811.00                     11,813.17                   11,501.00
10/31/2012                     12,751.00                     11,748.33                   11,458.85
11/30/2012                     12,803.00                     11,746.51                   11,505.80
12/31/2012                     13,012.00                     12,008.05                   11,762.52
 1/31/2013                     13,711.00                     12,783.57                   12,517.96
 2/28/2013                     13,886.00                     12,964.19                   12,676.21
 3/31/2013                     14,480.00                     13,479.79                   13,211.98
 4/30/2013                     14,734.00                     13,666.84                   13,378.26
 5/31/2013                     15,293.00                     14,021.92                   13,822.94
 6/30/2013                     15,179.00                     13,903.41                   13,645.77
 7/31/2013                     16,045.00                     14,665.28                   14,405.84
 8/31/2013                     15,546.00                     14,101.68                   13,967.61
 9/30/2013                     16,141.00                     14,491.12                   14,442.51
10/31/2013                     16,735.00                     15,112.54                   15,069.08
11/30/2013                     17,338.00                     15,547.54                   15,490.86
12/31/2013                     17,703.00                     15,933.15                   15,854.04
 1/31/2014                     17,012.00                     15,363.26                   15,307.09
 2/28/2014                     17,784.00                     16,030.71                   15,974.10
 3/31/2014                     18,093.00                     16,398.67                   16,244.46
 4/30/2014                     17,957.00                     16,508.30                   16,285.44
 5/31/2014                     18,230.00                     16,739.44                   16,585.40
 6/30/2014                     18,666.00                     17,200.22                   17,018.72
 7/31/2014                     18,184.00                     16,846.71                   16,624.74
 8/31/2014                     18,812.00                     17,474.69                   17,237.94
 9/30/2014                     18,321.00                     17,050.41                   16,707.47
10/31/2014                     18,784.00                     17,494.02                   17,002.88
11/30/2014                     19,148.00                     17,817.80                   17,345.56
12/31/2014                     19,199.00                     17,956.00                   17,421.84
 1/31/2015                     18,492.00                     17,235.86                   16,850.38
 2/28/2015                     19,657.00                     18,067.27                   17,783.28
 3/31/2015                     19,466.00                     17,863.98                   17,639.58
 4/30/2015                     19,619.00                     17,987.27                   17,769.50
 5/31/2015                     19,934.00                     18,198.22                   17,984.54
 6/30/2015                     19,638.00                     17,864.51                   17,637.14
 7/31/2015                     19,561.00                     17,895.73                   17,656.57
 8/31/2015                     18,540.00                     16,844.79                   16,673.15
 9/30/2015                     17,853.00                     16,330.25                   16,030.39
10/31/2015                     19,122.00                     17,536.86                   17,180.69
11/30/2015                     19,161.00                     17,638.03                   17,205.01
12/31/2015                     18,556.00                     17,214.36                   16,632.59
 1/31/2016                     17,427.00                     16,304.04                   15,549.88
 2/29/2016                     17,356.00                     16,308.75                   15,628.33
 3/31/2016                     18,445.00                     17,497.25                   16,812.34
 4/30/2016                     18,888.00                     17,865.00                   17,210.77
 5/31/2016                     19,080.00                     18,146.41                   17,388.60
 6/30/2016                     18,858.00                     18,296.36                   17,274.39
 7/31/2016                     19,553.00                     18,860.90                   17,888.59
 8/31/2016                     19,785.00                     19,030.44                   18,032.11
 9/30/2016                     19,684.00                     19,005.11                   17,990.13
10/31/2016                     19,463.00                     18,685.74                   17,763.77
11/30/2016                     20,964.00                     19,859.33                   18,935.91
12/31/2016                     21,245.00                     20,381.73                   19,349.90
 1/31/2017                     21,508.00                     20,503.20                   19,572.58

                                   [END CHART]

                       Data from 7/31/08 to 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VALUE FUND

================================================================================

USAA VALUE FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAVAX)

--------------------------------------------------------------------------------
                                       1/31/17                     7/31/16
--------------------------------------------------------------------------------
Net Assets                          $9.1 Million                $8.8 Million
Net Asset Value Per Share              $20.41                      $19.32

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/17
--------------------------------------------------------------------------------
    7/31/16-1/31/17*       1 YEAR       5 YEARS      SINCE INCEPTION 8/01/10
        9.81%              22.92%       12.18%               11.75%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/10
    14.01%                   12.87%                           11.71%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT          1.42%         AFTER REIMBURSEMENT          1.30%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.30% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.30%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          LIPPER MULTI-CAP               USAA VALUE
                              RUSSELL 3000                   VALUE FUNDS                FUND ADVISER
                              VALUE INDEX                      INDEX                       SHARES
 7/31/2010                    $10,000.00                     $10,000.00                  $10,000.00
 8/31/2010                      9,546.60                       9,518.37                    9,188.00
 9/30/2010                     10,308.96                      10,343.94                   10,116.00
10/31/2010                     10,625.37                      10,694.71                   10,365.00
11/30/2010                     10,595.04                      10,647.48                   10,423.00
12/31/2010                     11,434.64                      11,464.64                   11,223.00
 1/31/2011                     11,672.60                      11,720.29                   11,566.00
 2/28/2011                     12,116.24                      12,142.13                   11,934.00
 3/31/2011                     12,174.19                      12,262.00                   12,017.00
 4/30/2011                     12,487.83                      12,588.32                   12,352.00
 5/31/2011                     12,348.30                      12,407.93                   12,218.00
 6/30/2011                     12,090.87                      12,145.06                   12,017.00
 7/31/2011                     11,689.95                      11,717.10                   11,432.00
 8/31/2011                     10,935.60                      10,804.98                   10,655.00
 9/30/2011                     10,079.84                       9,775.91                    9,744.00
10/31/2011                     11,256.88                      10,998.04                   10,956.00
11/30/2011                     11,201.37                      10,925.96                   10,964.00
12/31/2011                     11,423.10                      10,992.71                   11,111.00
 1/31/2012                     11,880.92                      11,618.33                   11,591.00
 2/29/2012                     12,330.68                      12,162.50                   12,096.00
 3/31/2012                     12,697.55                      12,442.46                   12,466.00
 4/30/2012                     12,563.77                      12,288.82                   12,239.00
 5/31/2012                     11,824.59                      11,405.14                   11,414.00
 6/30/2012                     12,410.16                      11,858.52                   11,843.00
 7/31/2012                     12,519.24                      11,907.30                   11,919.00
 8/31/2012                     12,799.63                      12,265.94                   12,197.00
 9/30/2012                     13,209.69                      12,600.66                   12,483.00
10/31/2012                     13,137.19                      12,554.48                   12,424.00
11/30/2012                     13,135.15                      12,605.92                   12,466.00
12/31/2012                     13,427.61                      12,887.18                   12,667.00
 1/31/2013                     14,294.80                      13,714.86                   13,339.00
 2/28/2013                     14,496.78                      13,888.23                   13,510.00
 3/31/2013                     15,073.33                      14,475.24                   14,080.00
 4/30/2013                     15,282.50                      14,657.41                   14,318.00
 5/31/2013                     15,679.55                      15,144.61                   14,846.00
 6/30/2013                     15,547.04                      14,950.50                   14,735.00
 7/31/2013                     16,398.96                      15,783.25                   15,570.00
 8/31/2013                     15,768.74                      15,303.11                   15,084.00
 9/30/2013                     16,204.22                      15,823.42                   15,655.00
10/31/2013                     16,899.10                      16,509.90                   16,217.00
11/30/2013                     17,385.53                      16,972.01                   16,795.00
12/31/2013                     17,816.73                      17,369.91                   17,143.00
 1/31/2014                     17,179.46                      16,770.66                   16,473.00
 2/28/2014                     17,925.82                      17,501.45                   17,213.00
 3/31/2014                     18,337.27                      17,797.66                   17,513.00
 4/30/2014                     18,459.87                      17,842.56                   17,372.00
 5/31/2014                     18,718.34                      18,171.19                   17,637.00
 6/30/2014                     19,233.58                      18,645.95                   18,060.00
 7/31/2014                     18,838.28                      18,214.31                   17,584.00
 8/31/2014                     19,540.51                      18,886.13                   18,192.00
 9/30/2014                     19,066.06                      18,304.94                   17,707.00
10/31/2014                     19,562.11                      18,628.59                   18,148.00
11/30/2014                     19,924.17                      19,004.05                   18,501.00
12/31/2014                     20,078.71                      19,087.61                   18,539.00
 1/31/2015                     19,273.44                      18,461.52                   17,847.00
 2/28/2015                     20,203.13                      19,483.61                   18,973.00
 3/31/2015                     19,975.81                      19,326.18                   18,779.00
 4/30/2015                     20,113.68                      19,468.51                   18,917.00
 5/31/2015                     20,349.56                      19,704.12                   19,222.00
 6/30/2015                     19,976.41                      19,323.50                   18,936.00
 7/31/2015                     20,011.31                      19,344.79                   18,853.00
 8/31/2015                     18,836.13                      18,267.35                   17,856.00
 9/30/2015                     18,260.76                      17,563.13                   17,192.00
10/31/2015                     19,610.02                      18,823.41                   18,400.00
11/30/2015                     19,723.15                      18,850.05                   18,437.00
12/31/2015                     19,249.39                      18,222.91                   17,851.00
 1/31/2016                     18,231.46                      17,036.67                   16,754.00
 2/29/2016                     18,236.73                      17,122.62                   16,686.00
 3/31/2016                     19,565.73                      18,419.83                   17,725.00
 4/30/2016                     19,976.95                      18,856.37                   18,143.00
 5/31/2016                     20,291.63                      19,051.19                   18,317.00
 6/30/2016                     20,459.31                      18,926.07                   18,104.00
 7/31/2016                     21,090.59                      19,599.00                   18,754.00
 8/31/2016                     21,280.17                      19,756.24                   18,968.00
 9/30/2016                     21,251.84                      19,710.24                   18,871.00
10/31/2016                     20,894.71                      19,462.24                   18,657.00
11/30/2016                     22,207.04                      20,746.45                   20,084.00
12/31/2016                     22,791.20                      21,200.02                   20,352.00
 1/31/2017                     22,927.03                      21,443.99                   20,594.00

                                   [END CHART]

                       Data from 7/31/10 to 1/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA VALUE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/17 o
                              (% of Net Assets)

Johnson Controls International plc ......................................  2.4%
Wells Fargo & Co. .......................................................  2.1%
Cardinal Health, Inc. ...................................................  1.9%
CVS Health Corp. ........................................................  1.9%
JPMorgan Chase & Co. ....................................................  1.9%
Medtronic plc ...........................................................  1.8%
BP plc ADR ..............................................................  1.8%
Altria Group, Inc. ......................................................  1.8%
Air Products & Chemicals, Inc. ..........................................  1.8%
Philip Morris International, Inc. .......................................  1.7%

                        o SECTOR ALLOCATION* - 1/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                19.6%
INDUSTRIALS                                                               15.7%
HEALTH CARE                                                               15.3%
INFORMATION TECHNOLOGY                                                    11.5%
ENERGY                                                                     9.9%
CONSUMER DISCRETIONARY                                                     8.8%
CONSUMER STAPLES                                                           6.6%
MATERIALS                                                                  6.1%
TELECOMMUNICATION SERVICES                                                 2.2%
UTILITIES                                                                  1.2%
REAL ESTATE                                                                0.5%

                                   [END CHART]

*Does not include Money Market Instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-19.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.4%)

              COMMON STOCKS (97.4%)

              CONSUMER DISCRETIONARY (8.8%)
              -----------------------------
              APPAREL RETAIL (0.4%)
    103,400   L Brands, Inc.                                                                  $    6,226
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.6%)
    390,400   Hanesbrands, Inc.                                                                    9,256
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.5%)
    346,223   American Axle & Manufacturing Holdings, Inc.*                                        7,063
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.7%)
    146,143   Target Corp.                                                                         9,423
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (1.0%)
    190,852   Lowe's Companies, Inc.                                                              13,947
                                                                                              ----------
              HOMEFURNISHING RETAIL (0.3%)
    160,100   RH*                                                                                  4,326
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (2.5%)
    232,160   Carnival Corp.                                                                      12,857
    254,000   Norwegian Cruise Line Holdings Ltd.*                                                11,938
    131,700   Royal Caribbean Cruises Ltd.                                                        12,331
                                                                                              ----------
                                                                                                  37,126
                                                                                              ----------
              HOUSEHOLD APPLIANCES (1.1%)
     87,947   Whirlpool Corp.                                                                     15,381
                                                                                              ----------
              LEISURE FACILITIES (0.3%)
    268,500   SeaWorld Entertainment, Inc.                                                         4,862
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.8%)
    385,900   Twenty-First Century Fox, Inc. "A"                                                  12,110
                                                                                              ----------
              PUBLISHING (0.4%)
     93,600   Meredith Corp.                                                                       5,738
                                                                                              ----------
              SPECIALTY STORES (0.2%)
    140,400   Vitamin Shoppe, Inc.*                                                                3,040
                                                                                              ----------
              Total Consumer Discretionary                                                       128,498
                                                                                              ----------

================================================================================

12  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (6.6%)
              -----------------------
              DRUG RETAIL (1.9%)
    356,200   CVS Health Corp.                                                                $   28,072
                                                                                              ----------
              SOFT DRINKS (0.5%)
    198,700   Coca-Cola European Partners plc                                                      6,861
                                                                                              ----------
              TOBACCO (4.2%)
    356,818   Altria Group, Inc.                                                                  25,398
    263,787   Philip Morris International, Inc.                                                   25,358
    169,840   Reynolds American, Inc.                                                             10,213
                                                                                              ----------
                                                                                                  60,969
                                                                                              ----------
              Total Consumer Staples                                                              95,902
                                                                                              ----------
              ENERGY (9.9%)
              -------------
              INTEGRATED OIL & GAS (4.0%)
    734,556   BP plc ADR                                                                          26,429
    104,400   Chevron Corp.                                                                       11,625
    299,224   Occidental Petroleum Corp.                                                          20,279
                                                                                              ----------
                                                                                                  58,333
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (3.9%)
    317,200   Callon Petroleum Co.*                                                                4,847
    642,300   Chesapeake Energy Corp.*                                                             4,143
    492,357   ConocoPhillips                                                                      24,007
    241,600   Devon Energy Corp.                                                                  11,003
    133,987   Range Resources Corp.                                                                4,333
    213,500   Vermilion Energy, Inc.                                                               8,794
                                                                                              ----------
                                                                                                  57,127
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (1.4%)
    258,000   PBF Energy, Inc. "A"                                                                 5,983
    166,077   Phillips 66                                                                         13,555
                                                                                              ----------
                                                                                                  19,538
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    340,700   Golar LNG Ltd.                                                                       8,810
                                                                                              ----------
              Total Energy                                                                       143,808
                                                                                              ----------
              FINANCIALS (19.6%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
     63,000   Ameriprise Financial, Inc.                                                           7,073
    135,089   State Street Corp.                                                                  10,294
                                                                                              ----------
                                                                                                  17,367
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER FINANCE (4.1%)
    228,241   American Express Co.                                                            $   17,433
    178,135   Capital One Financial Corp.                                                         15,567
    164,500   Discover Financial Services                                                         11,397
    575,900   Navient Corp.                                                                        8,662
    646,400   SLM Corp.*                                                                           7,679
                                                                                              ----------
                                                                                                  60,738
                                                                                              ----------
              DIVERSIFIED BANKS (6.6%)
    855,666   Bank of America Corp.                                                               19,372
    340,153   Citigroup, Inc.                                                                     18,991
    321,144   JPMorgan Chase & Co.                                                                27,178
    551,867   Wells Fargo & Co.                                                                   31,087
                                                                                              ----------
                                                                                                  96,628
                                                                                              ----------
              INSURANCE BROKERS (0.6%)
     65,907   Willis Towers Watson plc                                                             8,247
                                                                                              ----------
              MULTI-LINE INSURANCE (1.6%)
    361,021   American International Group, Inc.                                                  23,199
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (1.5%)
    206,500   FNF Group                                                                            7,302
    384,900   XL Group Ltd.                                                                       14,460
                                                                                              ----------
                                                                                                  21,762
                                                                                              ----------
              REGIONAL BANKS (3.3%)
    241,400   Fifth Third Bancorp                                                                  6,300
    181,900   KeyCorp                                                                              3,269
     76,099   PNC Financial Services Group, Inc.                                                   9,167
    104,900   Prosperity Bancshares, Inc.                                                          7,619
    124,200   Texas Capital Bancshares, Inc.*                                                     10,246
     99,800   UMB Financial Corp.                                                                  7,699
    327,400   Valley National Bancorp                                                              3,965
                                                                                              ----------
                                                                                                  48,265
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (0.7%)
    669,300   New York Community Bancorp, Inc.                                                    10,167
                                                                                              ----------
              Total Financials                                                                   286,373
                                                                                              ----------
              HEALTH CARE (15.3%)
              -------------------
              HEALTH CARE DISTRIBUTORS (2.2%)
    380,200   Cardinal Health, Inc.                                                               28,500
    100,331   Patterson Companies, Inc.                                                            4,175
                                                                                              ----------
                                                                                                  32,675
                                                                                              ----------

================================================================================

14  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (1.8%)
    349,183   Medtronic plc                                                                   $   26,545
                                                                                              ----------
              HEALTH CARE FACILITIES (0.4%)
    129,180   HealthSouth Corp.                                                                    5,015
                                                                                              ----------
              HEALTH CARE SERVICES (1.3%)
    278,797   Express Scripts Holding Co.*                                                        19,203
                                                                                              ----------
              MANAGED HEALTH CARE (3.3%)
    158,655   Anthem, Inc.                                                                        24,455
     81,000   Cigna Corp.                                                                         11,844
     70,861   UnitedHealth Group, Inc.                                                            11,486
                                                                                              ----------
                                                                                                  47,785
                                                                                              ----------
              PHARMACEUTICALS (6.3%)
    191,802   Johnson & Johnson                                                                   21,722
    282,429   Merck & Co., Inc.                                                                   17,508
    688,843   Pfizer, Inc.                                                                        21,857
    394,484   Sanofi ADR                                                                          16,087
    429,591   Teva Pharmaceutical Industries Ltd. ADR                                             14,361
                                                                                              ----------
                                                                                                  91,535
                                                                                              ----------
              Total Health Care                                                                  222,758
                                                                                              ----------
              INDUSTRIALS (15.7%)
              -------------------
              AEROSPACE & DEFENSE (4.6%)
     95,233   General Dynamics Corp.                                                              17,245
    144,900   Mercury Systems, Inc.*                                                               4,886
     64,500   Orbital ATK, Inc.                                                                    5,608
     49,544   Raytheon Co.                                                                         7,142
    169,600   Spirit AeroSystems Holdings, Inc. "A"                                               10,185
    197,569   United Technologies Corp.                                                           21,667
                                                                                              ----------
                                                                                                  66,733
                                                                                              ----------
              AGRICULTURAL & FARM MACHINERY (0.8%)
    473,100   CNH Industrial N.V.                                                                  4,239
     73,373   Deere & Co.                                                                          7,855
                                                                                              ----------
                                                                                                  12,094
                                                                                              ----------
              BUILDING PRODUCTS (4.5%)
    127,125   Gibraltar Industries, Inc.*                                                          5,581
    784,203   Johnson Controls International plc                                                  34,489
    227,000   Owens Corning, Inc.                                                                 12,542
    147,500   Simpson Manufacturing Co., Inc.                                                      6,419
     90,200   Trex Co., Inc.*                                                                      6,109
                                                                                              ----------
                                                                                                  65,140
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING (0.7%)
    135,221   Comfort Systems USA, Inc.                                                       $    4,577
    251,800   Primoris Services Corp.                                                              6,250
                                                                                              ----------
                                                                                                  10,827
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.9%)
     69,900   Oshkosh Corp.                                                                        4,867
    243,202   Terex Corp.                                                                          7,734
                                                                                              ----------
                                                                                                  12,601
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.3%)
    142,630   Mobile Mini, Inc.                                                                    4,643
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    100,100   Encore Wire Corp.                                                                    4,229
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (0.9%)
    114,735   Honeywell International, Inc.                                                       13,575
                                                                                              ----------
              INDUSTRIAL MACHINERY (1.5%)
    135,500   Barnes Group, Inc.                                                                   6,522
    147,600   Colfax Corp.*                                                                        5,756
     81,500   Stanley Black & Decker, Inc.                                                        10,106
                                                                                              ----------
                                                                                                  22,384
                                                                                              ----------
              RAILROADS (0.5%)
     57,200   Norfolk Southern Corp.                                                               6,719
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.4%)
    127,400   Nielsen Holdings plc                                                                 5,212
                                                                                              ----------
              TRUCKING (0.3%)
     62,600   Ryder System, Inc.                                                                   4,858
                                                                                              ----------
              Total Industrials                                                                  229,015
                                                                                              ----------
              INFORMATION TECHNOLOGY (11.5%)
              ------------------------------
              APPLICATION SOFTWARE (0.4%)
    156,400   Mentor Graphics Corp.                                                                5,773
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
    106,800   Total System Services, Inc.                                                          5,413
                                                                                              ----------
              ELECTRONIC COMPONENTS (1.4%)
    304,500   II-VI, Inc.*                                                                        11,115
    561,640   Vishay Intertechnology, Inc.                                                         9,323
                                                                                              ----------
                                                                                                  20,438
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    119,000   FARO Technologies, Inc.*                                                             4,415
     99,700   MTS Systems Corp.                                                                    5,792
                                                                                              ----------
                                                                                                  10,207
                                                                                              ----------

================================================================================

16  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.6%)
     97,400   Park Electrochemical Corp.                                                      $    1,785
    141,300   Plexus Corp.*                                                                        7,673
                                                                                              ----------
                                                                                                   9,458
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (1.3%)
    435,100   Brooks Automation, Inc.                                                              7,579
    437,186   Photronics, Inc.*                                                                    5,028
    148,300   Versum Materials, Inc.*                                                              4,145
    300,000   Xcerra Corp.*                                                                        2,274
                                                                                              ----------
                                                                                                  19,026
                                                                                              ----------
              SEMICONDUCTORS (3.5%)
    258,430   Diodes, Inc.*                                                                        6,432
    145,200   Microchip Technology, Inc.                                                           9,779
    324,819   QUALCOMM, Inc.                                                                      17,355
    236,612   Texas Instruments, Inc.                                                             17,874
                                                                                              ----------
                                                                                                  51,440
                                                                                              ----------
              SYSTEMS SOFTWARE (3.2%)
    332,721   Microsoft Corp.                                                                     21,510
    628,766   Oracle Corp.                                                                        25,220
                                                                                              ----------
                                                                                                  46,730
                                                                                              ----------
              Total Information Technology                                                       168,485
                                                                                              ----------
              MATERIALS (6.1%)
              ----------------
              CONSTRUCTION MATERIALS (0.5%)
    215,500   CRH plc ADR                                                                          7,439
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.7%)
    127,700   E.I. du Pont de Nemours & Co.                                                        9,641
                                                                                              ----------
              DIVERSIFIED METALS & MINING (0.4%)
    545,600   Ferroglobe plc                                                                       5,734
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (1.0%)
    155,400   FMC Corp.                                                                            9,349
     61,731   Scotts Miracle-Gro Co. "A"                                                           5,677
                                                                                              ----------
                                                                                                  15,026
                                                                                              ----------
              INDUSTRIAL GASES (1.8%)
    180,565   Air Products & Chemicals, Inc.                                                      25,236
                                                                                              ----------
              SPECIALTY CHEMICALS (1.4%)
    277,400   Axalta Coating Systems Ltd.*                                                         8,045
     50,300   Celanese Corp. "A"                                                                   4,245
    213,800   Flotek Industries, Inc.*                                                             2,260
    184,000   PolyOne Corp.                                                                        6,276
                                                                                              ----------
                                                                                                  20,826
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              STEEL (0.3%)
    219,400   Allegheny Technologies, Inc.                                                    $    4,768
                                                                                              ----------
              Total Materials                                                                     88,670
                                                                                              ----------
              REAL ESTATE (0.5%)
              ------------------
              REITs - OFFICE (0.2%)
     87,300   Corporate Office Properties Trust                                                    2,778
                                                                                              ----------
              REITs - SPECIALIZED (0.3%)
    124,300   Geo Group, Inc.                                                                      5,161
                                                                                              ----------
              Total Real Estate                                                                    7,939
                                                                                              ----------
              TELECOMMUNICATION SERVICES (2.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.2%)
    215,114   AT&T, Inc.                                                                           9,069
    460,442   Verizon Communications, Inc.                                                        22,566
                                                                                              ----------
                                                                                                  31,635
                                                                                              ----------
              Total Telecommunication Services                                                    31,635
                                                                                              ----------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (0.9%)
     86,200   Pinnacle West Capital Corp.                                                          6,692
    169,000   Xcel Energy, Inc.                                                                    6,983
                                                                                              ----------
                                                                                                  13,675
                                                                                              ----------
              MULTI-UTILITIES (0.3%)
    144,000   CenterPoint Energy, Inc.                                                             3,774
                                                                                              ----------
              Total Utilities                                                                     17,449
                                                                                              ----------
              Total Common Stocks (cost: $1,029,839)                                           1,420,532
                                                                                              ----------
              RIGHTS (0.0%)

              MATERIALS (0.0%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
    545,600   Ferroglobe Representation & Warranty Insurance Trust*(a) (cost: $0)                      -
                                                                                              ----------
              Total Equity Securities (cost: $1,029,839)                                       1,420,532
                                                                                              ----------
              MONEY MARKET INSTRUMENTS (2.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.4%)

 34,486,765   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.42%(b) (cost: $34,487)                                           34,487
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,064,326)                                            $1,455,019
                                                                                              ==========

================================================================================

18  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1        LEVEL 2        LEVEL 3              TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $1,420,532             $-             $-         $1,420,532
  Rights                                              -              -              -                  -

Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                           34,487              -              -             34,487
--------------------------------------------------------------------------------------------------------
Total                                        $1,455,019             $-             $-         $1,455,019
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through January 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.4% of net assets at January 31, 2017.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Security was fair valued at January 31, 2017, by USAA Asset Management Company in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees.

    (b) Rate represents the money market fund annualized seven-day yield at January 31, 2017.

      *  Non-income-producing security.

    See accompanying notes to financial statements.

================================================================================

20  | USAA VALUE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,064,326)                            $1,455,019
   Receivables:
      Capital shares sold:
         Affiliated transactions (Note 7)                                                          3,303
         Nonaffiliated transactions                                                                2,451
      USAA Asset Management Company (Note 6D)                                                          2
      Dividends and interest                                                                       1,270
                                                                                              ----------
         Total assets                                                                          1,462,045
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                         1,545
      Capital shares redeemed                                                                        890
   Accrued management fees                                                                           922
   Accrued transfer agent's fees                                                                      39
   Other accrued expenses and payables                                                               102
                                                                                              ----------
         Total liabilities                                                                         3,498
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,458,547
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,041,771
   Overdistribution of net investment income                                                        (298)
   Accumulated net realized gain on investments                                                   26,380
   Net unrealized appreciation of investments                                                    390,693
   Net unrealized appreciation of foreign currency translations                                        1
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,458,547
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $882,770/43,135
            capital shares outstanding, no par value)                                         $    20.47
                                                                                              ==========
         Institutional Shares (net assets of $566,643/27,712
            capital shares outstanding, no par value)                                         $    20.45
                                                                                              ==========
         Adviser Shares (net assets of $9,134/448
            capital shares outstanding, no par value)                                         $    20.41
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $62)                                             $ 19,004
   Interest                                                                                           46
                                                                                                --------
      Total income                                                                                19,050
                                                                                                --------
EXPENSES
   Management fees                                                                                 5,193
   Administration and servicing fees:
      Fund Shares                                                                                    630
      Institutional Shares                                                                           268
      Adviser Shares                                                                                   7
   Transfer agent's fees:
      Fund Shares                                                                                    608
      Institutional Shares                                                                           268
   Distribution and service fees (Note 6F):
      Adviser Shares                                                                                  11
   Custody and accounting fees:
      Fund Shares                                                                                     52
      Institutional Shares                                                                            33
      Adviser Shares                                                                                   1
   Postage:
      Fund Shares                                                                                     40
   Shareholder reporting fees:
      Fund Shares                                                                                     19
   Trustees' fees                                                                                     15
   Registration fees:
      Fund Shares                                                                                     12
      Institutional Shares                                                                            11
      Adviser Shares                                                                                  10
   Professional fees                                                                                  69
   Other                                                                                              14
                                                                                                --------
         Total expenses                                                                            7,261
   Expenses reimbursed:
      Adviser Shares                                                                                  (2)
                                                                                                --------
         Net expenses                                                                              7,259
                                                                                                --------
NET INVESTMENT INCOME                                                                             11,791
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain                                                                              45,954
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 73,583
      Foreign currency translations                                                                    1
                                                                                                --------
         Net realized and unrealized gain                                                        119,538
                                                                                                --------
   Increase in net assets resulting from operations                                             $131,329
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

22  | USAA VALUE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2017 (unaudited), and year ended
July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                           1/31/2017           7/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   11,791          $   16,595
   Net realized gain on investments                                           45,954              22,335
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                             73,583             (36,431)
      Foreign currency translations                                                1                   -
                                                                          ------------------------------
      Increase in net assets resulting from operations                       131,329               2,499
                                                                          ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            (12,200)            (11,360)
      Institutional Shares                                                    (8,357)             (4,726)
      Adviser Shares                                                            (103)                (82)
                                                                          ------------------------------
          Total distributions of net investment income                       (20,660)            (16,168)
                                                                          ------------------------------
   Net realized gains:
      Fund Shares                                                            (23,766)            (36,580)
      Institutional Shares                                                   (15,022)            (14,111)
      Adviser Shares                                                            (258)               (351)
                                                                          ------------------------------
          Total distributions of net realized gains                          (39,046)            (51,042)
                                                                          ------------------------------
      Distributions to shareholders                                          (59,706)            (67,210)
                                                                          ------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                32,416             (85,915)
   Institutional Shares                                                       16,092             218,991
   Adviser Shares                                                               (124)                 (9)
                                                                          ------------------------------
      Total net increase in net assets from capital
          share transactions                                                  48,384             133,067
                                                                          ------------------------------
   Net increase in net assets                                                120,007              68,356

NET ASSETS
   Beginning of period                                                     1,338,540           1,270,184
                                                                          ------------------------------
   End of period                                                          $1,458,547          $1,338,540
                                                                          ==============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                          $     (298)         $    8,571
                                                                          ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open- end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Value Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to

================================================================================

24  | USAA VALUE FUND

================================================================================

institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from

================================================================================

26  | USAA VALUE FUND

================================================================================

        an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

28  | USAA VALUE FUND

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2017, the Fund did not receive any brokerage commission recapture credits. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

30  | USAA VALUE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended January 31, 2017, the Fund paid CAPCO facility fees of $5,000, which represents 1.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2017.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of July 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income tax.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2017, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2017, were $250,534,000 and $250,948,000, respectively.

As of January 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2017, were $419,920,000 and $29,227,000, respectively, resulting in net unrealized appreciation of $390,693,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

32  | USAA VALUE FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH PERIOD ENDED                  YEAR ENDED
                                              JANUARY 31, 2017                    JULY 31, 2016
     --------------------------------------------------------------------------------------------------
                                         SHARES             AMOUNT          SHARES             AMOUNT
                                         --------------------------------------------------------------
    FUND SHARES:
    Shares sold                           3,315           $ 66,533           6,682            $ 124,724
    Shares issued from reinvested
      dividends                           1,722             35,534           2,535               47,491
    Shares redeemed                      (3,490)           (69,651)        (14,493)            (258,130)
                                         --------------------------------------------------------------
    Net increase (decrease) from
      capital share transactions          1,547           $ 32,416          (5,276)           $ (85,915)
                                         ==============================================================
    INSTITUTIONAL SHARES:
    Shares sold                           1,853           $ 36,965          13,507            $ 241,166
    Shares issued from reinvested
      dividends                           1,133             23,375           1,006               18,819
    Shares redeemed                      (2,217)           (44,248)         (2,208)             (40,994)
                                         --------------------------------------------------------------
    Net increase from
      capital share transactions            769           $ 16,092          12,305            $ 218,991
                                         ==============================================================
    ADVISER SHARES:
    Shares sold                               1           $     12               7            $     129
    Shares issued from reinvested
      dividends                               -*                 4               -*                   3
    Shares redeemed                          (7)              (140)             (7)               (141)
                                         --------------------------------------------------------------
    Net decrease from
      capital share transactions             (6)          $   (124)             (-)*          $     (9)
                                         ==============================================================

    *Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

34  | USAA VALUE FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $5,193,000, which included a (0.01)% performance adjustment of less than $(500) for the Adviser Shares. The Fund Shares and Institutional Shares did not incur any performance adjustment for the six-month period ended January 31, 2017.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,509,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $630,000, $268,000, and $7,000, respectively.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   35

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2017, the Fund reimbursed the Manager $15,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - Effective December 1, 2016, the Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.30% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2017, the Adviser Shares incurred reimbursable expenses of $2,000, of which all $2,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $608,000, $268,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for

================================================================================

36  | USAA VALUE FUND

================================================================================

    distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2017, the Fund recorded a receivable for capital shares sold of $3,303,000 for the USAA fund-of-funds' purchases of Institutional Shares. As of January 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.2
Cornerstone Equity                                                      1.0
Target Retirement Income                                                0.9
Target Retirement 2020                                                  2.9
Target Retirement 2030                                                  7.5
Target Retirement 2040                                                  9.4
Target Retirement 2050                                                  5.7
Target Retirement 2060                                                  0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

January 31, 2017, USAA and its affiliates owned 441,000 Adviser Shares, which represents 98.4% of the Adviser Shares outstanding and 0.6% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amends Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager is currently evaluating the impact these rules and amendments will have on the financial statements and other disclosures. The compliance date for the amendments to Regulation S-X is August 1, 2017, with other staggered compliance dates extending through December 2018.

================================================================================

38  | USAA VALUE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                             YEAR ENDED JULY 31,
                             -----------------------------------------------------------------------------------
                                 2017           2016           2015           2014           2013           2012
                             -----------------------------------------------------------------------------------
Net asset value at
  beginning of period        $  19.41       $  20.50       $  20.00       $  18.37       $  14.22       $  13.74
                             -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .16            .23            .20            .27            .21            .23
  Net realized and
    unrealized gain (loss)       1.77           (.31)          1.28           2.11           4.17            .41
                             -----------------------------------------------------------------------------------
Total from investment
  operations                     1.93           (.08)          1.48           2.38           4.38            .64
                             -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.29)          (.23)          (.25)          (.20)          (.23)          (.16)
  Realized capital gains         (.58)          (.78)          (.73)          (.55)             -              -
                             -----------------------------------------------------------------------------------
Total distributions              (.87)         (1.01)          (.98)          (.75)          (.23)          (.16)
                             -----------------------------------------------------------------------------------
Net asset value at
  end of period              $  20.47       $  19.41       $  20.50       $  20.00       $  18.37       $  14.22
                             ===================================================================================
Total return (%)*                9.92           (.14)          7.47          13.21          31.15           4.77
Net assets at
  end of period (000)        $882,770       $807,052       $960,925       $844,121       $633,228       $425,071
Ratios to average
  net assets:**
  Expenses (%)(a)                1.09(c)        1.11           1.09           1.11(b)        1.15           1.15
  Expenses, excluding
    reimbursements (%)(a)        1.09(c)        1.11           1.09           1.11           1.25           1.31
  Net investment
    income (%)                   1.66(c)        1.28           1.06           1.55           1.40           1.48
Portfolio turnover (%)             19             20             30             20             26             20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $833,136,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)      (.00%)(+)         -           (.00%)(+)      (.00%)(+)      (.01%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                             YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------
                                 2017          2016           2015            2014          2013           2012
                             ----------------------------------------------------------------------------------
Net asset value at
  beginning of period        $  19.40      $  20.49       $  20.00        $  18.36      $  14.22       $  13.75
                             ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .18           .25            .26(a)          .29           .25            .21
  Net realized and
    unrealized gain (loss)       1.76          (.31)          1.24(a)         2.11          4.15            .45
                             ----------------------------------------------------------------------------------
Total from investment
  operations                     1.94          (.06)          1.50(a)         2.40          4.40            .66
                             ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.31)         (.25)          (.28)           (.21)         (.26)          (.19)
  Realized capital gains         (.58)         (.78)          (.73)           (.55)            -              -
                             ----------------------------------------------------------------------------------
Total distributions              (.89)        (1.03)         (1.01)           (.76)         (.26)          (.19)
                             ----------------------------------------------------------------------------------
Net asset value at end of
  period                     $  20.45      $  19.40       $  20.49        $  20.00      $  18.36       $  14.22
                             ==================================================================================
Total return (%)*               10.00          (.04)          7.57           13.34         31.31           4.95
Net assets at
  end of period (000)        $566,643      $522,721       $299,990        $330,114      $214,855       $171,322
Ratios to average
  net assets:**
  Expenses (%)(b)                 .98(c)        .98            .98            1.00          1.01           1.00
  Net investment
    income (%)                   1.78(c)       1.41           1.23            1.59          1.54           1.61
Portfolio turnover (%)             19            20             30              20            26             20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $532,316,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)     (.00%)(+)         -            (.00%)(+)     (.00%)(+)     (.01%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA VALUE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                             YEAR ENDED JULY 31,
                             ---------------------------------------------------------------------------------
                                 2017           2016           2015           2014          2013          2012
                             ---------------------------------------------------------------------------------
Net asset value at
  beginning of period          $19.32         $20.43         $19.94         $18.29        $14.16        $13.68
                               -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .14            .17            .17            .25           .15           .13
  Net realized and
    unrealized gain (loss)       1.76           (.32)          1.26           2.08          4.15           .44
                               -------------------------------------------------------------------------------
Total from investment
  operations                     1.90           (.15)          1.43           2.33          4.30           .57
                               -------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.23)          (.18)          (.21)          (.13)         (.17)         (.09)
  Realized capital gains         (.58)          (.78)          (.73)          (.55)            -             -
                               -------------------------------------------------------------------------------
Total distributions              (.81)          (.96)          (.94)          (.68)         (.17)         (.09)
                               -------------------------------------------------------------------------------
Net asset value at
  end of period                $20.41         $19.32         $20.43         $19.94        $18.29        $14.16
                               ===============================================================================
Total return (%)*                9.81           (.52)          7.22          12.94         30.63          4.26
Net assets at end
  of period (000)              $9,134         $8,767         $9,269         $8,861        $8,237        $6,406
Ratios to average
  net assets:**
  Expenses (%)(a)                1.36(c),(d)    1.42           1.34           1.35(b)       1.57          1.65
  Expenses, excluding
    reimbursements (%)(a)        1.41(c)        1.42           1.34           1.35          1.57          1.66
 Net investment
    income (%)                   1.40(c)         .97            .82           1.30           .99           .97
Portfolio turnover (%)             19             20             30             20            26            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2017, average net assets were
    $8,954,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)      (.00%)(+)         -           (.01%)(+)     (.00%)(+)     (.01%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares'
    average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Effective December 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

January 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2016, through January 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

42  | USAA VALUE FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2016 -
                                       AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                       --------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,099.20                $5.77

Hypothetical
  (5% return before expenses)              1,000.00               1,019.71                 5.55

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,100.00                 5.19

Hypothetical
  (5% return before expenses)              1,000.00               1,020.27                 4.99

ADVISER SHARES
Actual                                     1,000.00               1,098.10**               7.19**

Hypothetical
  (5% return before expenses)              1,000.00               1,018.35**               6.92**

*Expenses are equal to the annualized expense ratio of 1.09% for Fund Shares, 0.98% for Institutional Shares, and 1.36% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 9.92% for Fund Shares, 10.00% for Institutional Shares, and 9.81% for Adviser Shares for the six-month period of August 1, 2016, through January 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

**The Funds' annualized expense ratio of 1.36% for the Adviser Shares on the previous page reflects a change effective December 1, 2016, where the Manager agreed to limit the total annual operating expenses of the Adviser Shares to 1.30%. Had the expense limitation ratio been in effect for the entire six-month period of August 1, 2016, through January 31, 2017, the values in the table above would be as shown below.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD
                                        ACCOUNT VALUE         ACCOUNT VALUE         AUGUST 1, 2016 -
                                       AUGUST 1, 2016        JANUARY 31, 2017       JANUARY 31, 2017
                                       --------------------------------------------------------------
ADVISER SHARES
Actual                                    $1,000.00              $1,098.70                 $6.88

Hypothetical
  (5% return before expenses)              1,000.00               1,018.65                  6.61

================================================================================

44  | USAA VALUE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   40847-0317                                (C)2017, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.




                         		SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2017

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:      03/22/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      03/22/2017
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      03/22/2017
         ------------------------------

*Print the name and title of each signing officer under his or her signature.